UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-03623

Exact name of registrant as specified in charter:	The Prudential Series Fund

Address of principal executive offices:	655 Broad Street, 17th Floor Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French 655 Broad Street, 17th Floor Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2020

Date of reporting period:	12/31/2020

Item 1 – Reports to Stockholders

The Prudential Series Fund

ANNUAL REPORT	December 31, 2020

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports for other portfolios. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about each portfolio’s holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

Conservative Balanced Portfolio

Diversified Bond Portfolio

Equity Portfolio

Flexible Managed Portfolio

Global Portfolio

Government Income Portfolio

Government Money Market Portfolio

High Yield Bond Portfolio

Jennison 20/20 Focus Portfolio

Jennison Portfolio

Natural Resources Portfolio

Small Capitalization Stock Portfolio

SP International Growth Portfolio

SP Prudential U.S. Emerging Growth Portfolio

SP Small Cap Value Portfolio

Stock Index Portfolio

Value Portfolio

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The Prudential Series Fund may offer three classes of shares in each portfolio: Class I, Class II and Class III. Class I and Class III shares are sold to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (Contracts). Class I shares are also sold to separate accounts of insurance companies not affiliated with Prudential where Prudential has assumed responsibility for the administration of contracts issued through such nonaffiliated insurance companies for the same types of Contracts. (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts.

The Prudential Series Fund Table of Contents	Annual Report	December 31, 2020

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	Glossary	A1
	Conservative Balanced Portfolio	A2
	Diversified Bond Portfolio	A36
	Equity Portfolio	A67
	Flexible Managed Portfolio	A72
	Global Portfolio	A104
	Government Income Portfolio	A113
	Government Money Market Portfolio	A121
	High Yield Bond Portfolio	A125
	Jennison 20/20 Focus Portfolio	A145
	Jennison Portfolio	A149
	Natural Resources Portfolio	A153
	Small Capitalization Stock Portfolio	A158
	SP International Growth Portfolio	A171
	SP Prudential U.S. Emerging Growth Portfolio	A177
	SP Small Cap Value Portfolio	A182
	Stock Index Portfolio	A189
	Value Portfolio	A201

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund Letter to Contract Owners	Annual Report	December 31, 2020

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. Despite today’s uncertainties, we remain strong and ready to serve and support you. This Prudential Series Fund annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 145 years. You can count on our history of financial stability. We are diversified for endurance. Our balanced mix of risks and businesses positions us well to manage through any economic environment. We’ve applied the lessons from decades of challenges to be stronger, because we are committed to keeping our promises to you.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. A strong sense of social responsibility for our clients, our employees, and our communities has been embedded in the company since our founding. It guides our efforts to help our customers achieve peace of mind through financial wellness.

We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

The Prudential Series Fund	January 31, 2021

Market Overview — unaudited	Annual Report	December 31, 2020

Equity Market Overview

A global pandemic caused by a novel coronavirus—followed by massive monetary and fiscal stimulus packages implemented by central banks and governments worldwide—whipsawed equity markets in 2020. When the chaos subsided, stocks in general closed the year higher, with several US indexes setting record highs as investors responded favorably to the stimulus and to new vaccines that they hoped would speed up the recovery.

Performance varied notably by investing style, market capitalization, geography, and sector. While some industries such as travel struggled during the pandemic, others such as online technology benefited from consumers working from home.

In the US, the broad-based Russell 3000 Index and the large-cap S&P 500 Index rose 20.89% and 18.40%, respectively, for the year. Meanwhile, the Dow Jones Industrial Average (Dow) surpassed 30,000 points with a return of 9.92%, and the tech-heavy Nasdaq Composite Index returned 43.64%. Internationally, the MSCI ACWI Ex-US Index, a broad measure of stock performance in developed and emerging markets outside the US, returned 10.65%. (All returns cited are in US dollars unless stated otherwise and assume reinvestment of dividends.)

Economies crashed, nations responded

When the year began, the outlook for the global economy and equity markets was generally upbeat. Sentiment swiftly shifted south in February and into March as concerns about the spread of COVID-19, the disease caused by the coronavirus, alarmed the markets. Many governments throughout the world rolled out restrictions such as stay-at-home orders, travel bans, and temporary business closures to help reduce transmission of COVID-19. These moves took a toll on the global economy, thrusting many countries into recession and sending stock markets sharply lower.

Lawmakers and central banks worldwide quickly implemented extraordinary stimulus to shore up liquidity. In the US, the Federal Reserve (the Fed) cut its federal funds rate target to a range of 0.00%-0.25%. Congress and the Fed rolled out trillions of dollars in combined stimulus. Real gross domestic product (GDP) in the US dropped at an annualized rate of 31.4% over the second quarter, and the national unemployment rate spiked to 14.7% in April. However, the economy responded favorably to the stimulus and reversed course, with GDP vaulting 33.4% over the third quarter.

Stocks retreated, rebounded, and rallied to record highs

Stock markets plunged in the first quarter as investors worried the recession would hamper growth and corporate profits, with the Dow posting its worst first-quarter performance in history. Stocks rebounded in the second quarter as national and state governments reopened their economies, and the Dow recorded its best performance for any quarter since 1987. Over the third quarter and through the end of the year, equity markets fluctuated yet continued their ascent, due in part to regulatory approval of two COVID-19 vaccines and better-than-expected economic data.

In December, the Fed committed to continue buying bonds until the US economy achieves full employment, provided that inflation stays at 2%, and the central bank also maintained its near-zero federal funds rate target. That same month, Congress approved $900 billion of additional fiscal stimulus, and the national unemployment rate dropped to 6.7%. A large number of countries outside the US also remained supportive of the markets. Many stock indexes closed the year at or near all-time highs.

S&P 500: leaders and laggards

Over the period, the top-performing sectors in the S&P 500 were information technology (+43.89%) and consumer discretionary (+33.30%). Many companies in the technology arena benefited from stronger demand for online shopping and delivery services as a result of the pandemic. Other sectors that posted gains were communication services (+23.61%), materials (+20.73%), health care (+13.45%), industrials (+11.06%), consumer staples (+10.75%), and utilities (+0.48%). Sectors that posted negative returns included financials (-1.69%), real estate (-2.17%), and energy (-33.68%). Energy stocks were dragged down by plunging oil prices during the first half of the year. Prices fell due to the onset of a price war between Russia and Saudi Arabia and lower oil demand after travel declined during the pandemic. Prices eventually stabilized but ended lower for the year.

Market Overview — unaudited (continued)	Annual Report	December 31, 2020

Growth outshined value, large caps edged out small caps

Over the year, the Russell 3000 Growth Index returned 38.26%, far surpassing the Russell 3000 Value Index, which rose 2.87%. The large-cap Russell 1000 Index gained 20.96%, the Russell Midcap Index returned 17.10%, and the small-cap Russell 2000 Index returned 19.96%. Although large caps outperformed smaller caps, the small-cap index topped its large-cap counterpart over the third and fourth quarters, with the indexes returning 37.85% and 24.46%, respectively, during that time.

Emerging market equities posted robust overall gains

Emerging market equities, as measured by the MSCI Emerging Markets Investable Market Index, dropped sharply in the first quarter but rebounded to return 18.40% for the year. The recovery was driven by a pickup in China’s economy fueled by aggressive stimulus and a surge in exports. Top-performing markets included Korea, Taiwan, China, and India, all of which posted double-digit returns. Latin American markets, Russia, and South Africa finished lower.

International developed market stocks rose, but regional results were mixed

For the year, stocks in developed markets outside the US and Canada, as measured by the MSCI EAFE Index, lagged those in emerging markets but advanced 7.82%. The MSCI Japan Index returned 14.48%, aided by substantial fiscal and monetary stimulus. The Japanese yen, often perceived as a “safe haven” currency, gained 5.3% against the US dollar. European equities, as measured by the MSCI Europe Index, ended in negative territory in local-currency terms yet returned 5.38% in US dollars. Concerns about the economy eased as the year ended after the European Union and the United Kingdom (UK) agreed to a post-Brexit trade deal. (Brexit refers to the UK’s exit from the European Union.) The MSCI UK Index returned -10.47%.

Fixed Income Market Overview

Government bond markets worldwide collectively rose in 2020 as central banks aggressively cut interest rates, amplified bond-buying programs, and enacted other stimulus measures to support their economies in response to a disruptive global pandemic caused by a novel coronavirus.

Higher-rated credits performed particularly well early in the year but gave back some gains later as investors gravitated toward riskier assets such as higher-yielding bonds, which plunged early in the year but rallied in the fourth quarter.

The global investment-grade bond market, as measured by the Bloomberg Barclays Global Aggregate Bond Index (unhedged), rose 9.20% for the year. Emerging market debt, based on the J.P. Morgan EMBI Global Diversified Index, returned 5.26%. In the US, the investment-grade Bloomberg Barclays US Aggregate Bond Index rose 7.51%, and high yield bonds (i.e., debt rated below investment grade), as measured by the ICE BofAML US Cash High Yield Index, returned 6.20%. (All returns cited are in US dollars unless stated otherwise.)

Massive stimulus supported global markets and economies

During the first few months of the year, many governments worldwide began to impose travel restrictions, stay-at-home orders, and social distancing guidelines to reduce the spread of COVID-19, the disease caused by the coronavirus. Many of these remedies crippled the travel, restaurant, energy, leisure, and various services industries.

To help buoy markets and local economies, policymakers and central banks responded with unprecedented levels of stimulus, beginning in the first quarter. In the US, the Federal Reserve (the Fed) slashed its federal funds rate target to virtually zero. Lawmakers and the Fed then rolled out trillions of dollars in combined stimulus. The central bank also implemented emergency lending facilities, expanded its asset-purchase program to include individual corporate bonds, and unveiled other bold initiatives. Although real gross domestic product (GDP) fell at an annualized rate of 31.4% in the second quarter and national unemployment spiked to 14.7% in April, the economy rebounded in the second half of the year. GDP rose 33.4% in the third quarter, and unemployment closed December at 6.7%—far below April’s peak but still above pre-pandemic levels. The dollar, as measured by the US Dollar Index, dropped 6.7%. Inflation remained subdued.

Market Overview — unaudited (continued)	Annual Report	December 31, 2020

Elsewhere, China’s economy weathered the COVID-19 crisis better than many other regional markets, largely due to severe lockdowns, stimulus packages, and a sharp rise in exports. The country’s exports soared almost 20% during the pandemic, surpassing exports of countries outside the region, including the US and eurozone. Latin America’s economy was a laggard, and many developed nations fell into recession as a result of the pandemic.

In December, the Fed maintained its near-zero federal funds rate target, and the central bank committed to continue buying bonds until the US economy achieves full employment, provided that inflation stays at 2%. Congress also approved $900 billion of additional fiscal stimulus. Outside the US, many nations maintained a stimulus mindset as they continued to deal with pandemic-related challenges.

A banner year for investment-grade bonds

During the first quarter, US investment-grade bond yields, which move opposite to bond prices, dropped in reaction to substantial monetary easing and a “flight to quality” from stocks and other riskier securities. At the time, investors favored higher-quality credits, particularly US Treasuries with longer maturities.

As investors’ risk appetite increased during the second half of year, yields on higher-rated debt such as Treasuries rose on worries that the implemented stimulus packages could lead to higher inflation. Higher-yielding assets fell into favor. The yield on the 10-year US Treasury dropped from approximately 1.88% at the beginning of 2020 to 0.70% at the end of the first quarter, and fell further to 0.58% during late April on strong demand. However, the yield subsequently rose to close 2020 at 0.93%, albeit notably lower than where it started the year.

Over the year, longer-dated US Treasury bonds returned 17.70%, while US Treasuries in general returned 8.00%. Treasury inflation-protected securities rose 10.99%. (Returns of US investment-grade bonds noted are based on Bloomberg Barclays bond indexes unless stated otherwise.)

Investment-grade corporate bonds delivered a stellar return of 9.89%. Central banks’ extraordinary moves to support markets, investors’ reaction to stimulus, expectations that US interest rates will remain low for some time, regulatory approval of two COVID-19 vaccines, and better-than-expected corporate earnings results fueled demand for corporates in the latter part of the year. Other notable performers included commercial mortgage-backed securities, which returned 8.11%, and municipal bonds, which rose 5.21%.

High yield bonds rebounded after a rocky start

As mentioned earlier, US high yield bonds returned 6.20% in 2020, thanks to a rebound late in the year. Earlier in 2020, high yield bond prices tumbled when concerns about the pandemic’s potential economic consequences were intensifying and crude oil prices were plunging. Prices fell due to the onset of a price war between Russia and Saudi Arabia and lower oil demand after travel declined during the pandemic. The lower prices hurt oil exporters, which constitute a significant chunk of the high yield issuer market.

Oil prices eventually stabilized but ended lower over the year. The price of a barrel of West Texas Intermediate crude oil traded above $61 when 2020 began and closed the year slightly above $48. The high yield market staged a comeback later in the year as investors applauded approval of the two COVID-19-vaccines. High yield bonds returned 6.50% over the fourth quarter.

Emerging market debt also rallied in the final quarter

Emerging market debt ended 2020 in positive territory, rising 5.26% for the year as mentioned earlier, including 5.80% in the fourth quarter. Like many high yield bond issuers, emerging market debt issuers include many exporters of crude oil.

The Prudential Series Fund, Conservative Balanced Portfolio	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	11.43%	9.19%	8.64%
Blended Index	12.92	9.68	8.67
S&P 500 Index	18.40	15.21	13.87

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the Conservative Balanced Portfolio returned 11.43%. The Portfolio underperformed both its Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Following one of the quickest bear markets in US history during the first quarter of calendar-year 2020 (the reporting period), US equity markets bounced back dramatically later in the period, catching many investors off balance. Initial drivers of the recovery included positive reactions to robust fiscal and monetary stimulus, as well as a better understanding of the effects of the COVID-19 virus.

The rebound continued into the fourth quarter of 2020 as investment markets reacted strongly to positive vaccine news, with a sharp rotation into cyclical, value, and small-cap stocks that helped reduce their underperformance for the period. Pfizer-BioNTech and Moderna received regulatory approval for COVID-19 vaccines near the end of the period, with effectiveness rates exceeding 90% in final clinical trials. Performance was also helped by expectations of further federal stimulus packages following US election results.

Within fixed income markets, US interest rates dropped sharply in the first quarter of 2020, bottoming over the summer and recovering slightly by the end of the period. COVID-19 vaccination developments helped raise inflation estimates, which reflected the vast amounts of stimulus that had been injected into the economy over the period and also hopes for economic normalization. The Federal Reserve continued to communicate a loose monetary policy, ensuring investors that the central bank would continue to support the ongoing economic recovery. Complicating matters near the end of the period, however, were a rise in hospitalizations, renewed shutdowns, and the discovery of new variants of the virus. Production and mass distribution of vaccines are now the focus before economies are able to reopen and normalize.

What strategies or holdings affected the Portfolio’s performance?

Asset allocation decisions had a negative impact on the Portfolio’s performance during the period, driven by a slight overweight exposure to risk assets at the beginning of the first quarter of 2020. Although the Portfolio was quick to adjust its position, the speed of the drawdown in February and March made the impact material. Otherwise, the effects from asset allocation were slightly positive during the period.

The Portfolio shifted to an overweight position in equities for the remainder of the period, participating in the steady rebound in demand for risk assets. The overweight position was funded by allocations from both bonds and cash, which remained below the Portfolio’s benchmark index weight for the remaining quarters and underperformed the index. A small off-index diversifying exposure to international equities was a drag on performance as it trailed US equities during the period. The fixed income sleeve was a positive contributor during the period, bouncing back strongly following negative performance during the first quarter.

At period-end, the Portfolio was positioned with an overweight exposure to equities, a small position in international equity markets, and underweight exposures to fixed income investments and cash.

The Portfolio used equity futures and Treasury bond futures during the period to gain specific exposures to various markets. The use of these derivative instruments allowed the Portfolios to manage cash flows as well as risk. In aggregate, the derivative positions had a positive impact on the Portfolio’s performance during the period by allowing the portfolio management team to respond quickly to major market movements — such as the COVID crash — through the use of these highly liquid futures contracts.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, Conservative Balanced Portfolio	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

Conservative Balanced Portfolio (As of 12/31/2020)
Ten Largest Holdings	Line of Business	% of Net Assets
Apple, Inc.	Technology Hardware, Storage & Peripherals	3.4%
Microsoft Corp.	Software	2.7%
Amazon.com, Inc.	Internet & Direct Marketing Retail	2.2%
Federal National Mortgage Assoc., 2.000%, TBA	U.S. Government Agency Obligations	2.0%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	1.1%
U.S. Treasury Notes, 0.125%, 09/30/22	U.S. Treasury Obligations	0.9%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	0.8%
Tesla, Inc.	Automobiles	0.8%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	0.8%
Berkshire Hathaway, Inc. (Class B Stock)	Diversified Financial Services	0.7%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, Diversified Bond Portfolio	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	8.45%	6.29%	5.53%
Bloomberg Barclays U.S. Aggregate Bond Index	7.51	4.44	3.84

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the Diversified Bond Portfolio returned 8.45%. The Portfolio outperformed the Bloomberg Barclays U.S. Aggregate Bond Index.

What were the market conditions during the reporting period?

Markets in calendar-year 2020 (the reporting period) were dominated by the global outbreak of COVID-19, its economic impact, and the decline and subsequent rebound in risk sentiment. The optimism generated by the US-China trade deal at the beginning of the period quickly gave way to lockdowns, spiraling unemployment, and a sharp drop in US gross domestic product. US Treasury yields dropped and spread sectors declined sharply in March before narrowing into the end of the first quarter following aggressive actions from the Federal Reserve (the Fed). With the economy decelerating rapidly and financial markets selling off sharply in the first quarter, the Fed quickly deployed — and then moved beyond — its playbook from the global financial crisis in 2008-09 by cutting its policy rate to a range of 0.00%-0.25%, reopening its swap lines, unleashing unlimited quantitative easing purchases, and injecting huge quantities of liquidity into the markets. Following a difficult first quarter, spread markets rebounded through the remainder of the period amid improving economic data and a gradual reopening of the economy. This optimism was somewhat offset by threats of a second COVID-19 wave. However, emergency regulatory approval of the Pfizer-BioNTech and Moderna vaccines supported markets into the end of the period.

US Treasury rates sold off and steepened during the period, with the 10-year/2-year Treasury spread rising from 0.34% to 0.80% over the period. In early August, the US 10-year Treasury yield dropped to its low for the period as COVID-19 cases flared up across the country, with the yield dropping to 50 basis points and the curve flattening amid uncertainty over the economic reopening. (One basis point equals 0.01%.) The Treasury curve then steepened in the last part of the period after the Fed adjusted its inflation-targeting framework to allow for overshoots of its 2% inflation target.

What strategies or holdings affected the Portfolio’s performance?

During the period, individual issue selection and sector allocation both contributed to outperformance. Overall sector allocation was positive, with overweights to high yield and collateralized loan obligations adding to the Portfolio’s performance. An underweight to mortgage-backed securities also added value. Overweights to emerging markets, investment-grade corporate bonds, municipal bonds, and bank loans detracted from the Portfolio’s performance. Strong security selection was highlighted by positioning in Treasuries, emerging markets, investment-grade corporates, and sovereigns. This was partially offset by selection in high yield and commercial mortgage-backed securities, which detracted from returns. Within credit, the Portfolio benefited from positions in the foreign non-corporate, healthcare & pharmaceutical, technology, and telecom sectors. Positions in the gaming & lodging & leisure, midstream energy, and aerospace & defense sectors detracted from the Portfolio’s performance. The Portfolio’s duration positioning added to performance for the period; however, this was somewhat offset by yield curve positioning, which detracted from the Portfolio’s performance. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a positive impact on the Portfolio’s performance during the period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures and options contributed to the Portfolio’s performance during the period. The Portfolio also used credit derivatives in the form of the Credit Default Swap Index (CDX) to manage credit risk. The use of CDX added to performance for the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, Diversified Bond Portfolio	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

Diversified Bond Portfolio (As of 12/31/2020)
Credit Quality	% of Net Assets
AAA	36.7%
AA	2.8%
A	10.4%
BBB	23.3%
BB	10.7%
B	5.6%
CCC	1.9%
D	0.1%
NR	9.3%
Cash & Equivalents	-0.8%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

The Prudential Series Fund, Equity Portfolio	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio: Class I	29.00%	15.61%	12.80%
Portfolio: Class II	28.49	15.14	12.35
Russell 1000® Index	20.96	15.60	14.01
S&P 500 Index	18.40	15.21	13.87

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS1

For the year ended December 31, 2020, Equity Portfolio Class I shares returned 29.00% and Class II shares returned 28.49%. The Portfolio’s Class I & II shares outperformed both the Russell 1000 Index and the S&P 500 Index.

What were the market conditions during the reporting period?

US equities experienced periods of elevated volatility in calendar-year 2020 (the reporting period), but generally posted strong returns. After reaching an all-time high in mid-February 2020, equity markets abruptly reversed course, falling sharply later that month as the rapidly spreading COVID-19 virus and efforts to contain its spread took a toll on the global economy. Stocks rebounded from late March through the end of the period after aggressive monetary policy was implemented by the Federal Reserve, meaningful and significant fiscal stimulus was passed by the US Congress, the November presidential election was resolved, and two COVID-19 vaccines received regulatory approval in December. These factors eclipsed a resurgence of COVID-19 infections that threatened the economy late in the period.

The S&P 500 Index (the Index) gained 18.40% during the period. By sector, performance was mixed as seven sectors in the Index posted positive returns while four declined. Index gains were led by the information technology, consumer discretionary, and communication services sectors, all of which rose more than 20% over the period. In contrast, the energy, real estate, and financials sectors were the worst-performing sectors. Individual stocks that were the Index’s top contributors to performance during the period included Apple, Inc., Amazon.com, Inc., and Microsoft Corp. Conversely, Exxon Mobil Corp., Wells Fargo & Co., and AT&T, Inc. were among its top detractors.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s positions among automobile manufacturers were the dominant driver of absolute gains during the period, while holdings in the application software and internet & direct marketing retail industries contributed to a lesser degree. Meanwhile, positions in the aerospace & defense, diversified banks, and health care equipment sectors hampered the Portfolio’s absolute gains.

Relative to the Index, the Portfolio’s security selection and overweight position in automobile manufactures added the most value. Security selection in both data processing & outsourced services and semiconductors also was beneficial. Conversely, an overweight position in apparel accessories & luxury goods, along with security selection in aerospace & defense and managed health care, were among the main detractors from performance.

The most notable individual stock contributors to the Portfolio’s overall performance included electric car manufacturer Tesla, Inc., multinational technology company Apple, and e-commerce retailer Amazon.com. Tesla posted impressive financial results throughout the period, made possible by solid production, increased capacity, and strong execution. With its huge installed base, Apple continued to benefit from rapid growth in service business subscriptions, a key source of recurring revenue. Amazon continued to benefit from economies of scale and its platform-based business model, and it continued to strengthen its competitive edge by reinvestment in its businesses. Its Amazon Web Services cloud-computing platform remained an additional driver of revenue and profit.

[1]

The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

For a complete list of holdings, refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, Equity Portfolio	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited) (Continued)

Top detractors for the period included airline manufacturer The Boeing Co., aerospace-component and defense company Safran S.A., and medical device company Zimmer Biomet Holdings, Inc. Boeing has been affected by the longer-than-anticipated 737 Max 8 jet recertification process and the effects of the COVID-19 outbreak, which restricted air travel and compromised the financial health of airlines. The Portfolio eliminated its Boeing position during the period. Safran was also hurt by the pandemic’s impact on air travel. However, as COVID-19 vaccines are distributed and administered, the travel and aircraft industries are expected to rebound. Zimmer Biomet’s second-quarter 2020 revenue fell sharply as elective surgeries were postponed due to the pandemic. However, results improved as the year progressed, and the company could benefit from the COVID-19 vaccines.

Presentation of Portfolio Holdings — unaudited

Equity Portfolio (As of 12/31/2020)
Ten Largest Holdings	Line of Business	% of Net Assets
Apple, Inc.	Technology Hardware, Storage & Peripherals	5.8%
Amazon.com, Inc.	Internet & Direct Marketing Retail	4.2%
Tesla, Inc.	Automobiles	4.1%
Microsoft Corp.	Software	2.5%
Shopify, Inc. (Canada) (Class A Stock)	IT Services	2.2%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	2.2%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	2.0%
Netflix, Inc.	Entertainment	1.9%
Adyen NV (Netherlands), 144A	IT Services	1.9%
Adobe, Inc.	Software	1.8%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, Flexible Managed Portfolio	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	9.59%	9.45%	9.61%
Blended Index	14.36	10.92	9.84
S&P 500 Index	18.40	15.21	13.87

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the Flexible Managed Portfolio returned 9.59%. The Portfolio underperformed both its Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Following one of the quickest bear markets in US history during the first quarter of calendar-year 2020 (the reporting period), US equity markets bounced back dramatically later in the period, catching many investors off balance. Initial drivers of the recovery included positive reactions to robust fiscal and monetary stimulus, as well as a better understanding of the effects of the COVID-19 virus.

The rebound continued into the fourth quarter of 2020 as investment markets reacted strongly to positive vaccine news, with a sharp rotation into cyclical, value, and small-cap stocks that helped reduce their underperformance for the period. Pfizer-BioNTech and Moderna received regulatory approval for COVID-19 vaccines near the end of the period, with effectiveness rates exceeding 90% in final clinical trials. Performance was also helped by expectations of further federal stimulus packages following US election results.

Within fixed income markets, US interest rates dropped sharply in the first quarter of 2020, bottoming over the summer and recovering slightly by the end of the period. COVID-19 vaccination developments helped raise inflation estimates, which reflected the vast amounts of stimulus that had been injected into the economy over the period and also hopes for economic normalization. The Federal Reserve continued to communicate a loose monetary policy, ensuring investors that the central bank would continue to support the ongoing economic recovery. Complicating matters near the end of the period, however, were a rise in hospitalizations, renewed shutdowns, and the discovery of new variants of the virus. Production and mass distribution of vaccines are now the focus before economies are able to reopen and normalize.

What strategies or holdings affected the Portfolio’s performance?

Select Portfolio underlying investments detracted from Portfolio returns and accounted for the majority of underperformance over the period. Specifically, the core US equity manager had a difficult period as a preference for inexpensive, high-quality stocks failed to keep pace with the strong performance of growth equities during the period. The fixed income manager ended the period in positive territory.

Asset allocation decisions also had a negative impact on the Portfolio’s performance during the period, driven by a slight overweight exposure to risk assets at the beginning of the first quarter of 2020. Although the Portfolio was quick to adjust its position, the speed of the drawdown in February and March made the impact material. Otherwise, the effects from asset allocation were slightly positive during the period.

The Portfolio shifted to an overweight position in equities for the remainder of the period, participating in the steady rebound in demand for risk assets. The overweight position was funded by allocations from both bonds and cash, which remained below the Portfolio’s benchmark index weight for the remaining quarters and underperformed the index. A small off-index diversifying exposure to international equities was a drag on performance as it trailed US equities during the period.

At period-end, the Portfolio was positioned with an overweight exposure to equities, a small position in international equity markets, and underweight exposures to fixed income investments and cash.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, Flexible Managed Portfolio	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited) (Continued)

The Portfolio used equity futures and Treasury bond futures during the period to gain specific exposures to various markets. The use of these derivative instruments allowed the Portfolios to manage cash flows as well as risk. In aggregate, the derivative positions had a positive impact on the Portfolio’s performance during the period by allowing the portfolio management team to respond quickly to major market movements — such as the COVID crash — through the use of these highly liquid futures contracts.

Presentation of Portfolio Holdings — unaudited

Flexible Managed Portfolio (As of 12/31/2020)
Ten Largest Holdings	Line of Business	% of Net Assets
Apple, Inc.	Technology Hardware, Storage & Peripherals	3.8%
Microsoft Corp.	Software	3.8%
Amazon.com, Inc.	Internet & Direct Marketing Retail	3.1%
Federal National Mortgage Assoc., 2.000%, TBA	U.S. Government Agency Obligations	1.9%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	1.7%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	1.2%
Procter & Gamble Co. (The)	Household Products	1.1%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	1.0%
Adobe, Inc.	Software	0.8%
Home Depot, Inc. (The)	Specialty Retail	0.8%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, Global Portfolio	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	15.84%	12.79%	10.38%
MSCI World Index (GD)	16.50	12.82	10.48

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the Global Portfolio returned 15.84%. The Portfolio underperformed the MSCI World Index (GD).

What were the market conditions during the reporting period?

It was a wild ride for markets in calendar-year 2020 (the reporting period), as the COVID-19 outbreak and subsequent lockdown/recession drove equity markets to the fastest plunge ever into a bear market. From its peak in early February to its low in March, the S&P 500 Index fell 34% in a month, with similar stock market declines in Europe, Japan, and emerging markets. US stocks saw a steeper decline of 57% during the 2008-09 global financial crisis; however, that drop occurred over a 17-month period. An unprecedented and timely policy response from the Federal Reserve helped equity markets rebound at the end of March and in April. Stocks also benefited from evidence that the initial lockdowns and quarantines succeeded in reducing the spread of COVID-19 in late spring, which enabled states to relax restrictions and reopen their economies over the summer.

What strategies or holdings affected the Portfolio’s performance?

The subadvisors’ performance during the period was mixed. The Portfolio’s international growth subadvisor significantly outperformed its style-specific benchmark and drove the Portfolio’s overall outperformance. The remaining subadvisors each underperformed their style-specific benchmarks during the period.

During the first quarter of 2020, the overall stock market was negatively impacted by the COVID-19 pandemic. The market’s subsequent recovery was driven mainly by technology stocks, which benefited from lockdowns and work-from-home policies by helping certain businesses that could continue to operate under such adverse conditions.

In this environment, the underlying international growth investments were uniquely positioned to outperform its benchmark index. Significant overweight exposure to the information technology sector relative to both the benchmark index, the MSCI EAFE Index, and the overall Portfolio’s benchmark index, the MSCI World Index.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, Global Portfolio	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

Global Portfolio (As of 12/31/2020)
Ten Largest Holdings	Line of Business	Country	% of Net Assets
Microsoft Corp.	Software	United States	2.2%
Thermo Fisher Scientific, Inc.	Life Sciences Tools & Services	United States	1.5%
Intuitive Surgical, Inc.	Health Care Equipment & Supplies	United States	1.5%
PayPal Holdings, Inc.	IT Services	United States	1.3%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	United States	1.3%
Amazon.com, Inc.	Internet & Direct Marketing Retail	United States	1.3%
Autodesk, Inc.	Software	United States	1.3%
Electronic Arts, Inc.	Entertainment	United States	1.3%
Mastercard, Inc. (Class A Stock)	IT Services	United States	1.3%
Intuit, Inc.	Software	United States	1.2%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, Government Income Portfolio	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	7.16%	3.87%	3.45%
Bloomberg Barclays Government Bond Index	7.94	3.76	3.26

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the Government Income Portfolio returned 7.16%. The Portfolio underperformed the Bloomberg Barclays Government Bond Index.

What were the market conditions during the reporting period?

Markets in calendar-year 2020 (the reporting period) were dominated by the global outbreak of COVID-19, its economic impact, and the decline and subsequent rebound in risk sentiment. The optimism generated by the US-China trade deal at the beginning of the period quickly gave way to lockdowns, spiraling unemployment, and a sharp drop in US gross domestic product. US Treasury yields dropped and spread sectors declined sharply in March before narrowing into the end of the first quarter following aggressive actions from the Federal Reserve (the Fed). With the economy decelerating rapidly and financial markets selling off sharply in the first quarter, the Fed quickly deployed — and then moved beyond — its playbook from the global financial crisis in 2008-09 by cutting its policy rate to a range of 0.00%-0.25%, reopening its swap lines, unleashing unlimited quantitative easing (QE) purchases, and injecting huge quantities of liquidity into the markets. Following a difficult first quarter, spread markets rebounded through the remainder of the period amid improving economic data and a gradual reopening of the economy. This optimism was somewhat offset by threats of a second COVID-19 wave. However, emergency regulatory approval of the Pfizer-BioNTech and Moderna vaccines supported markets into the end of the period.

US Treasury rates sold off and steepened during the period, with the 10-year/2-year Treasury spread rising from 0.34% to 0.80% over the period. In early August, the US 10-year Treasury yield dropped to its low for the period as COVID-19 cases flared up across the country, with the yield dropping to 50 basis points and the curve flattening amid uncertainty over the economic reopening. (One basis point equals 0.01%.) The Treasury curve then steepened in the last part of the period after the Fed adjusted its inflation-targeting framework to allow for overshoots of its 2% inflation target. With central banks re-examining how to achieve the inflation targets that they’ve been missing and with plenty of slack in the global economy, PGIM Fixed Income expects the QE flood to continue, given its key role in underpinning the markets and the recovery. Thus, the fed funds rate can be expected to stay at its current level for some time.

What strategies or holdings affected the Portfolio’s performance?

During the period, both sector allocation and security selection contributed to the Portfolio’s outperformance. An allocation to collateralized loan obligations (CLOs), coupled with an underweight to mortgage-backed securities (MBS), contributed to the Portfolio’s performance. Strong security selection was highlighted by positioning in Treasuries, MBS, CLOs, and commercial mortgage-backed securities. The combined impact of the Portfolio’s duration and yield curve strategies detracted from performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a positive impact on performance during the period. The Portfolio used futures to manage the Fund’s interest rate risk, which is a more efficient way of managing interest rate risk than through the purchases and sales of cash bonds. The use of futures helped the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, Government Income Portfolio	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

Government Income Portfolio (As of 12/31/2020)
Credit Quality	% of Net Assets
AAA	98.6%
AA	0.9%
Cash & Equivalents	0.5%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/ Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

The Prudential Series Fund, Government Money Market Portfolio	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	7-Day* Current Net Yield	1 Year	5 Years	10 Years /Since Inception
Portfolio: Class I	0.00%	0.30%	0.88%	0.44%
Portfolio: Class III	0.00	—	—	0.00
Lipper US Government Money Market Index	N/A	0.25	0.73	0.37

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 5/18/2020. The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

7-DAY CURRENT NET YIELD*

For the year ended December 31, 2020, the Government Money Market Portfolio Class I shares returned 0.30% and for the period ended December 31, 2020, Class III shares returned 0.00% from its inception of 5/18/2020. The Portfolio Class I shares outperformed the Lipper US Government Money Market Index.

What were the market conditions during the reporting period?

Markets in calendar-year 2020 (the reporting period) were dominated by the global outbreak of COVID-19, its economic impact, and the decline and subsequent rebound in risk sentiment. The optimism generated by the US-China trade deal at the beginning of the period quickly gave way to lockdowns, spiraling unemployment, and a sharp drop in US gross domestic product. The Federal Reserve (the Fed) quickly deployed — and then moved beyond — its playbook from the global financial crisis in 2008-09 by cutting its policy rate to a range of 0.00%-0.25%, reopening its swap lines, unleashing unlimited quantitative easing (QE) purchases, and injecting huge quantities of liquidity into the markets. Following a difficult first quarter, spread markets rebounded through the remainder of the period as the Fed’s unprecedented monetary responses significantly improved market liquidity. US Treasury rates sold off and steepened during the period, with the 10-year/2-year Treasury spread rising from 0.34% to 0.80% over the period. Meanwhile, the yield on the 3-month Treasury bill declined from 1.55% to 0.08% while the 3-month LIBOR (London Interbank Offered Rate) declined from 1.91% to 0.24%. In the short-term credit markets, investment-grade credit spreads tightened throughout the period. The Bloomberg Barclays 1-3 Year Credit Index, a proxy for the short-term spread market, outperformed similar short-duration Treasuries by 0.57% during the period. (Duration is a measure of a bond’s price sensitivity to interest rate changes over time.)

With central banks re-examining how to achieve the inflation targets that they’ve been missing and with plenty of slack in the global economy, PGIM Fixed Income expects the QE flood to continue, given its key role in underpinning the markets and the recovery. In a recently announced change to its framework for conducting monetary policy, the Fed confirmed that it will be targeting an inflation rate of 2% on average over time, while permitting periods of overshooting 2% to make up for previous undershoots. Thus, the fed funds rate can be expected to stay at its current level for some time.

What strategies or holdings affected the Portfolio’s performance?

For the first quarter of the period, the Portfolio’s weighted average maturity (WAM) remained longer than peers, shortening slightly following the Fed’s action. The Portfolio’s WAM remained longer than peers for the second quarter, then shortened versus peers during the third quarter, and remained shorter than peers throughout the remainder of the period. The Portfolio’s weighted average life remained extended through floating rate securities throughout the period.

Throughout the period, the Portfolio took advantage of changing floating rate spreads and shifted positioning across LIBOR floaters and secured overnight financing rate (SOFR) floaters accordingly. Floaters are bonds or other types of debt whose coupon rate changes with short-term interest rates.

Additionally, to take advantage of changing relative value between the sectors, the Portfolio shifted its positioning in agency discount notes, repurchase agreements, and US Treasuries throughout the period.

* Source: iMoneyNet, Inc. based on 87 funds in the iMoneyNet Prime Retail universe. Weekly 7-day current net yields of the Government Money Market Portfolio and the iMoneyNet Prime Retail universe as of 12/31/2020. The graph is based on the 7-day current net yields of Class I shares.

An investment in the Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Portfolio.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Government Money Market Portfolio	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

Government Money Market Portfolio (As of 12/31/2020)
Ten Largest Holdings	Interest Rate	Maturity Date	% of Net Assets
U.S. Treasury Bills	0.090%	02/23/2021	4.1%
U.S. Treasury Bills	0.085%	02/04/2021	3.8%
U.S. Treasury Bills	0.085%	03/04/2021	3.2%
U.S. Cash Management Bills	0.095%	03/16/2021	2.9%
U.S. Treasury Bills	0.096%	04/01/2021	2.3%
U.S. Treasury Bills	0.090%	04/22/2021	2.3%
Federal Home Loan Bank	0.114%	01/13/2021	2.3%
Federal Home Loan Bank	0.100%	01/20/2021	2.3%
U.S. Treasury Bills	0.091%	01/26/2021	2.1%
Federal Home Loan Bank	0.085%	02/01/2021	1.9%

Holdings reflect only short-term investments.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

The Prudential Series Fund, High Yield Bond Portfolio	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	7.11%	9.04%	7.14%
Bloomberg Barclays US High Yield 1% Issuer Capped Index	6.59	8.46	6.70

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the High Yield Bond Portfolio returned 7.11%. The Portfolio outperformed the Bloomberg Barclays US High Yield 1% Issuer Capped Index.

What were market conditions during the reporting period?

The high yield market in calendar-year 2020 (the reporting period) was dominated by the global outbreak of COVID-19, its economic impact, and the decline and subsequent rebound in risk sentiment. The optimism generated by the US-China trade deal at the beginning of the period quickly gave way to lockdowns, spiraling unemployment, and a sharp drop in US gross domestic product. US high yield bond spreads rose to a high of approximately 1,100 basis points (bps) in mid-March before narrowing into the end of the first quarter following aggressive actions from the Federal Reserve (the Fed). (One basis point equals 0.01%.) With the economy decelerating rapidly and financial markets selling off sharply in the first quarter, the Fed quickly deployed — and then moved beyond — its playbook from the global financial crisis in 2008-09 by cutting its policy rate to a range of 0.00%-0.25%, reopening its swap lines, unleashing unlimited quantitative easing purchases, and injecting huge quantities of liquidity into the markets. Following a difficult first quarter, spread markets rebounded through the remainder of the period amid improving economic data and a gradual reopening of the economy. This optimism was somewhat offset by threats of a second COVID-19 wave. However, emergency regulatory approval of the Pfizer-BioNTech and Moderna vaccines supported the high yield market into the end of the period, with high yield spreads ending the year at 386 bps, only 26 bps wider than at the start of the period. For the period, the Bloomberg Barclays 1% Issuer Constrained Index returned 6.59%. By quality, BB-rated credits fared the best, posting a total return of 9.52%, while B-rated and CCC-rated credits returned 4.16% and 2.20%, respectively. The Moody’s 12-month US speculative grade default rate ended November at 6.7%, the highest level registered since the 2008-09 financial crisis.

What strategies or holdings affected the Portfolio’s performance?

During the period, relative outperformance was driven largely by beta management, principally during the first half of the period. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.) Overall sector allocation detracted from the Portfolio’s performance, with underweights to the upstream energy and consumer non-cyclical industries, as well as an overweight to the media & entertainment industries, the largest detractors. This was partially offset by an underweight to the transportation & environmental services industry, as well as overweights to the electric utilities and chemicals industries. Security selection was also negative for the period, principally within the midstream energy and media & entertainment sectors. A few of the overall largest single-name detractors included overweights to AMC Entertainment Holdings, Inc. (gaming & lodging & leisure) and Ferrellgas Partners LP (midstream energy), as well as an underweight to Occidental Petroleum Corp. (upstream energy). This was partially offset by issue selection within telecom, consumer non-cyclicals, metals & mining, and upstream energy sectors, which helped returns. Overweights to telecom names Digicel Group, Sprint Corp., and CenturyLink, Inc. were the largest single-name contributors to the Portfolio’s performance.

During the period, the Portfolio used US Treasury futures to manage the Fund’s interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The impact of futures contributed to the Portfolio’s performance during the period. The Fund used credit derivatives in the form of credit default swaps to manage the overall risk profile of the Fund, which positively impacted the Portfolio’s performance.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, High Yield Bond Portfolio	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

High Yield Bond (As of 12/31/2020)
Credit Quality	% of Net Assets
BBB	1.3%
BB	34.0%
B	34.9%
CCC	20.4%
CC	0.5%
C	0.5%
D	0.3%
NR	5.5%
Cash & Equivalents	2.6%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

The Prudential Series Fund, Jennison 20/20 Focus Portfolio	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio: Class I	30.92%	16.16%	12.78%
Portfolio: Class II	30.41	15.70	12.34
Russell 1000® Index	20.96	15.60	14.01
S&P 500 Index	18.40	15.21	13.87

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the Jennison 20/20 Focus Portfolio’s Class I shares returned 30.92% and Class II shares returned 30.41%. The Portfolio’s Class I & II shares outperformed both the Russell 1000 Index and the S&P 500 Index.

What were the market conditions during the reporting period?

US equities experienced periods of elevated volatility in calendar-year 2020 (the reporting period), but generally posted strong returns. After reaching an all-time high in mid-February 2020, equity markets abruptly reversed course, falling sharply later that month as the rapidly spreading COVID-19 virus and efforts to contain its spread took a toll on the global economy. Stocks rebounded from late March through the end of the period after aggressive monetary policy was implemented by the Federal Reserve, meaningful and significant fiscal stimulus was passed by the US Congress, the November presidential election was resolved, and two COVID-19 vaccines received regulatory approval in December. These factors eclipsed a resurgence of COVID-19 infections that threatened the economy late in the period.

The S&P 500 Index (the Index) gained 18.40% during the period. By sector, performance was mixed as seven sectors in the Index posted positive returns while four declined. Index gains were led by the information technology, consumer discretionary, and communication services sectors, all of which rose more than 20% over the period. In contrast, the energy, real estate, and financials sectors were the worst-performing sectors. Individual stocks that were the Index’s top contributors to performance during the period included Apple, Inc., Amazon.com, Inc., and Microsoft Corp. Conversely, Exxon Mobil Corp., Wells Fargo & Co., and AT&T, Inc. were among its top detractors.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s positions among automobile manufacturers were the dominant driver of absolute gains during the period, while holdings in the data processing & outsourced services and semiconductors industries contributed to a lesser degree. Meanwhile, positions in the trucking, aerospace & defense, and health care equipment sectors hampered the Portfolio’s absolute gains.

Relative to the Index, the Portfolio’s security selection in data processing & outsourced services added the most value. Overweight positions in internet & direct marketing retail and application software also were beneficial. Conversely, an overweight position in apparel accessories & luxury goods, security selection in health care equipment, and an underweight position in technology hardware storage & peripherals were among the main detractors from relative performance.

The most notable individual stock contributors to the Portfolio’s overall performance included electric car manufacturer Tesla, Inc., technology company NVIDIA Corp., and online retailer Amazon.com. Tesla posted impressive financial results throughout the period, made possible by solid production, increased capacity, and strong execution. NVIDIA announced a new generation of products called data processing units, which offload critical networking, storage, and security tasks from central processing units (CPUs). This rollout signaled the company’s pursuit of the highly profitable data center CPU business. Amazon continued to benefit from economies of scale and its platform-based business model, and it continued to strengthen its competitive edge by reinvestment in its businesses. Its Amazon Web Services cloud-computing platform remained an additional driver of revenue and profit.

[1]

The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

For a complete list of holdings, refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, Jennison 20/20 Focus Portfolio	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited) (Continued)

Top detractors for the period included ride-sharing company Uber Technologies, Inc., medical device company Zimmer Biomet Holdings, Inc., and health insurance company Humana, Inc. Uber was hit hard by the pandemic and stay-at-home mandates, which led to sharply falling revenues. Zimmer Biomet’s second-quarter 2020 revenues fell sharply as elective surgeries were postponed due to the pandemic. However, results improved as the year progressed and the company could benefit from the COVID-19 vaccines. Investor sentiment for Humana was negatively impacted by rising hospitalization costs due to COVID-19. Uber, Zimmer Biomet, and Humana were no longer held at the end of the reporting period.

Presentation of Portfolio Holdings — unaudited

Jennison 20/20 Focus Portfolio (As of 12/31/2020)
Ten Largest Holdings	Line of Business	% of Net Assets
Apple, Inc.	Technology Hardware, Storage & Peripherals	5.1%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	4.8%
Amazon.com, Inc.	Internet & Direct Marketing Retail	4.6%
Tesla, Inc.	Automobiles	4.0%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	3.3%
PayPal Holdings, Inc.	IT Services	3.2%
Shopify, Inc. (Canada) (Class A Stock)	IT Services	3.2%
Adyen NV (Netherlands), 144A	IT Services	3.1%
Adobe, Inc.	Software	3.1%
Texas Instruments, Inc.	Semiconductors & Semiconductor Equipment	3.0%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, Jennison Portfolio	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio: Class I	56.20%	22.86%	18.60%
Portfolio: Class II	55.57	22.37	18.13
Russell 1000® Growth Index	38.49	21.00	17.21
S&P 500 Index	18.40	15.21	13.87

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Growth Index is a trademark/service of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS1

For the year ended December 31, 2020, the Jennison Portfolio Class I shares returned 56.20% and Class II shares returned 55.57%. The Portfolio’s Class I & II shares outperformed both the Russell 1000 Growth Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Equity markets were extremely volatile in calendar-year 2020 (the reporting period), unsettled by US-China trade discord and the COVID-19 pandemic. Stocks peaked at new highs in early 2020, then dropped dramatically in late February as the pandemic spread around the globe. The realities of the pandemic dictated daily conduct for individuals, businesses, and governments worldwide, as shelter-in-place and work-from-home initiatives became common. Stocks rebounded rapidly later in the period, but the pandemic-related economic damage continued to accumulate. The effects of fiscal stimulus blunted the pandemic’s impact on employment and spending, while comprehensive monetary policy initiatives to bolster liquidity and stabilize asset prices contributed to record-low interest rates.

What strategies or holdings affected the Portfolio’s performance?

Consumer discretionary positions were strong positive contributors to Portfolio performance during the reporting period. Shares of Tesla, Inc. continued to surge on impressive financial results made possible by solid production, increased capacity, and strong execution. The company’s technology, scale, and low-cost advantage have made it the breakaway leader in the electric vehicle market, and Jennison believes these characteristics also position Tesla to disrupt the overall automotive industry. Consumer businesses that have migrated to digital direct-to-consumer business models were notably strong performers, including Amazon.com, Inc. Amazon has operated in this mode for years, and its relevance and dominance became even more apparent during the period as the firm continued to benefit from economies of scale and its platform-based business model. The Amazon Web Services (AWS) cloud-computing platform remained a significant additional driver of revenue and profit.

In information technology, digital payments processors were strong performers. Netherlands-based Adyen NV has developed a dynamic, reliable, and secure payment platform that supports omnichannel commerce with end-to-end gateway, risk management, and processing services. PayPal Holdings, Inc., the largest e-commerce payments enabler in the US and many developing countries, is deepening and extending its services to global consumers and business clients. The growing importance of digital commerce in times of restricted personal mobility is also benefiting Shopify, Inc., the Canadian provider of user-friendly, cloud-based infrastructure tools to enable omnichannel e-commerce capability.

With millions of people around the world working from home, the advantage of housing mission-critical software applications and services on the cloud became clear. In addition to a strong and stable enterprise business, Microsoft Corp. has a differentiated hybrid cloud strategy that is leading to an increase in its share of technology capital spending. Its Azure cloud business hosts Microsoft software as well as hundreds of cloud-native applications created by Microsoft customers or third parties. Adobe, Inc. offers content creation and digital marketing applications and services that are transforming businesses operations.

Chipmaker NVIDIA Corp. benefited from increased demand for cloud storage, which led to robust data center spending by its largest customers. In Jennison’s view, NVIDIA’s April 2020 acquisition of Mellanox Technologies Ltd. could enhance NVIDIA’s functionality and potentially lead to further market share gains in the data center space.

[1]

The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

For a complete list of holdings, refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, Jennison Portfolio	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited) (Continued)

With its huge installed base, Apple, Inc. is benefiting from rapid growth in service business subscriptions, a key source of recurring revenue. Jennison believes the company’s current product cycle should provide robust revenue and profit growth.

In communication services, Netflix, Inc. continued to enhance its long-term competitive position with the industry’s largest commitment of investment dollars in exclusive and original content. Given its still-low global penetration and the accelerating shift from linear TV, Jennison believes Netflix still has significant room for growth.

The Portfolio’s industrials holdings advanced but lagged the sector’s gain within the Russell 1000 Growth Index. The longer-than-anticipated 737 Max 8 jet recertification process weighed on The Boeing Co. early in the period. With the pandemic restricting air travel and compromising the financial health of airlines, the Portfolio’s position in the company was eliminated during the period. Jennison also closed the Portfolio’s position in Safran SA based on the company’s exposure to the airline industry, as most of Safran’s revenue is generated by aircraft engine production.

The position in Adidas AG was eliminated based on the company’s softer-than-expected gross margin, COVID-19-related sporting event cancellations, and an anticipated backup in wholesale inventories.

Lastly, Jennison eliminated the Portfolio’s position in FleetCor Technologies, Inc., which provides specific-purpose charge cards and payment-processing services for commercial and government trucking fleets, based on the overhang from regulatory litigation related to the company’s marketing and fee practices, as well as its exposure to oil prices.

Presentation of Portfolio Holdings — unaudited

Jennison Portfolio (As of 12/31/2020)
Ten Largest Holdings	Line of Business	% of Net Assets
Amazon.com, Inc.	Internet & Direct Marketing Retail	7.7%
Apple, Inc.	Technology Hardware, Storage & Peripherals	7.1%
Tesla, Inc.	Automobiles	6.5%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	4.0%
Microsoft Corp.	Software	3.9%
Shopify, Inc. (Canada) (Class A Stock)	IT Services	3.7%
Netflix, Inc.	Entertainment	3.2%
NVIDIA Corp.	Semiconductors & Semiconductor Equipment	2.9%
PayPal Holdings, Inc.	IT Services	2.8%
Visa, Inc. (Class A Stock)	IT Services	2.7%

For a Complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, Natural Resources Portfolio	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio: Class I	12.28%	4.96%	-4.40%
Portfolio: Class II	11.82	4.54	-4.78
Blended Index	-13.19	3.88	-0.38
MSCI World Index (GD)	16.50	12.82	10.48

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS1

For the year ended December 31, 2020, the Natural Resources Portfolio Class I shares returned 12.28% and Class II shares returned 11.82%. The Portfolio’s Class I & II shares outperformed the Blended Index and underperformed the MSCI World Index (GD).

What were the market conditions during the reporting period?

The COVID-19 pandemic made calendar-year 2020 (the reporting period) the most volatile year for investment markets since the global financial crisis in 2008. Global pandemic fears led to an extremely sharp sell-off in risk assets in February and March 2020. While the whole market experienced severe downside pressures, stocks in the cyclical and value segments of the market were hit especially hard, given their sensitivity to slower global economic growth during the reporting period. In addition, an ill-fated attempt at a price war by the Organization of the Petroleum Exporting Countries (OPEC) led to a collapse in the price of crude oil and energy stocks.

The market began to recover in April, and gains continued through the end of the period (the recovery period), driven by massive economic stimulus around the world as well as renewed optimism for a potential resumption of growth following the pandemic. The value and cyclical segments of the Portfolio recovered along with the market, with many subsectors outperforming the Portfolio’s benchmark index, the MSCI World Energy/Materials (60%/40%) Index (the Index), during the recovery period. Despite the strong rebound from the lows, energy stocks finished sharply lower for the reporting period, while mining stocks finished sharply higher and chemical stocks were mixed.

Early in the reporting period, the Portfolio began building a large overweight allocation of stocks expected to benefit from the ongoing transition of traditional fossil energy sources to renewable energy initiatives (e.g., solar, wind, hydrogen, electronic vehicles, and batteries). Renewable energy stocks delivered exceptionally robust performance versus the Index during the reporting period given superior growth characteristics, escalating policy support, and strong operational results.

During the reporting period, commodity prices were extremely volatile, with oil stocks trading in negative territory for a short time before recovering strongly by the end of the reporting period. Copper prices rallied throughout the period, based in part on a strong economic recovery in China as well as incremental optimism over long-term demand for copper used to produce electronic vehicles and solar, wind, and electrical infrastructure.

What strategies or holdings affected the Portfolio’s performance?

Management of risk combined with the Portfolio’s flexible and adaptive investment style was a strong contributor to performance during the reporting period. During the sharp sell-off in February and March of 2020, the subadvisors reduced the Portfolio’s risk and increased cash levels to mitigate downside risk. As a result, the Portfolio outperformed the Index during a period of extreme volatility. Beginning in April, the Portfolio was fully invested again, adding more risk and expanding its stock holdings in renewable energy. These actions led to substantial outperformance during the recovery period as well. All areas of focus for the Portfolio — energy, materials, industrials, and agriculture — delivered outperformance versus the Index during the reporting period.

The biggest contributors to outperformance during the reporting period were positions in renewable energy, with holdings in solar, wind, hydrogen, batteries, and electronic vehicles driving considerable absolute and relative performance. The subadvisors were early in identifying the powerful

[1]

The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

For a complete list of holdings, refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, Natural Resources Portfolio	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited) (Continued)

energy theme and repositioned the Portfolio to benefit from growing consumer demand. Top contributors included Enphase Energy Inc., Plug Power Inc., Sunrun Inc., SolarEdge Technologies Inc., Tesla Inc., Vestas Wind Systems A/S ADR, Sunnova Energy International Inc., LG Chem Ltd., and Samsung SDI Co.

In the materials sector, the Portfolio’s positions in copper and diversified miners delivered the strongest relative performance during the reporting period, led by First Quantum Minerals Ltd., Freeport-McMoRan Inc., Rio Tinto Ltd., and BHP Group Ltd.

Overall, the positive contribution from the Portfolio’s underweight exposure to the hard-hit energy sector more than made up for a negative contribution from stock selection.

Entering 2021, the subadvisors are optimistic about continued absolute and relative performance for the Portfolio, which remains broadly diversified across multiple attractive investment themes. The subadvisors believe the Portfolio has an excellent combination of secular growth and cyclical leverage. The Portfolio has a large overweight position within the “energy transition” investment theme. The subadvisors see escalating policy support in the US and around the world; rapidly declining costs; demand from governments, businesses, and consumers for renewable energy; powerful growth for electronic vehicles, and increasing credit given to companies with strong ESG — environmental, social, and governance — profiles.

In the oil and gas sectors, the subadvisors expect a market recovery from the severe underperformance of the preceding years, driven by newfound capital discipline, strong free cash flows, and attractive valuations relative to the market. If inflation and interest rates begin to move higher, the subadvisors expect this may provide a powerful catalyst for growth in certain cyclical portions of the Portfolio.

At times, the Portfolio uses a buy-write strategy, with call options written against long equity positions. At any given time, call options may be written against some of the long exposures, depending on premium income, market volatility, and outlook on underlying positions. The Portfolio did not use derivatives during the reporting period.

Presentation of Portfolio Holdings — unaudited

Natural Resources Portfolio (As of 12/31/2020)
Ten Largest Holdings	Line of Business	Country	% of Net Assets
BHP Group Ltd.	Diversified Metals & Mining	Australia	3.6%
Rio Tinto PLC	Diversified Metals & Mining	Australia	3.4%
Chevron Corp.	Integrated Oil & Gas	United States	3.2%
Linde PLC	Industrial Gases	United Kingdom	2.9%
ConocoPhillips	Oil & Gas Exploration & Production	United States	2.8%
BP PLC	Integrated Oil & Gas	United Kingdom	2.4%
Invesco Solar ETF	Exchange-Traded Funds	United States	2.3%
Freeport-McMoRan, Inc.	Copper	United States	2.3%
Valero Energy Corp.	Oil & Gas Refining & Marketing	United States	2.3%
First Quantum Minerals Ltd.	Copper	Zambia	2.2%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, Small Capitalization Stock Portfolio	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	10.99%	12.13%	11.62%
S&P SmallCap 600 Index	11.29	12.37	11.92

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the Small Capitalization Stock Portfolio returned 10.99%. The Portfolio underperformed the S&P SmallCap 600 Index.

What were the market conditions during the reporting period?

The COVID-19 pandemic was the major headline during calendar-year 2020 (the reporting period). The pandemic had a significant negative impact on global economies during the first quarter of 2020. Fiscal and monetary stimulus policies led to a steep recovery in US stock prices in the second quarter, along with strong employment numbers as the US economy began to reopen. US equities ended the period in record-high territory, fueled by two vaccines that gained emergency use authorization from the US Food and Drug Administration in the fourth quarter and also by additional monetary stimulus and a projected resolution of the US presidential election.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio slightly underperformed its benchmark index, the S&P Small Cap 600 Index (the Index), during the period. Potential tracking error differences (i.e., the difference between the return of the Portfolio and the return of the Index) — as well as brokerage and other costs and expenses — may cause the Portfolio’s return to be lower than that of the Index.

In terms of positions, biopharmaceutical firm Momenta Pharmaceuticals, Inc. and fashion holding company Capri Holdings Ltd. were the largest contributors to the Portfolio’s performance during the period, while mortgage finance firms Invesco Mortgage Capital Inc. and New York Mortgage Trust, Inc. were the largest detractors. Momenta shares were eliminated from the Portfolio after the company was acquired and were no longer held at the end of the reporting period.

Most of the Portfolio’s buy or sell trades were performed “market-on-close” (i.e., as close as possible to the end of the trading day in order to more closely track the Index). The Portfolio also seeks to add income through securities lending. This income tends to be greater for small-cap stocks, which are often more difficult to borrow because they are not typically as widely traded as their mid-cap and large-cap counterparts.

The Portfolio had modest exposure to derivative instruments in the form of futures to help enhance liquidity, but the position did not have a material impact on performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, Small Capitalization Stock Portfolio	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

Small Capitalization Stock Portfolio (As of 12/31/2020)
Ten Largest Holdings	Line of Business	% of Net Assets
Capri Holdings Ltd.	Textiles, Apparel & Luxury Goods	0.7%
NeoGenomics, Inc.	Life Sciences Tools & Services	0.7%
Cleveland-Cliffs, Inc.	Metals & Mining	0.7%
YETI Holdings, Inc.	Leisure Products	0.6%
Omnicell, Inc.	Health Care Technology	0.6%
Brooks Automation, Inc.	Semiconductors & Semiconductor Equipment	0.6%
Power Integrations, Inc.	Semiconductors & Semiconductor Equipment	0.6%
Saia, Inc.	Road & Rail	0.5%
Exponent, Inc.	Professional Services	0.5%
Alarm.com Holdings, Inc.	Software	0.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, SP International Growth Portfolio	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio: Class I	32.11%	14.83%	9.19%
Portfolio: Class II	31.58	14.35	8.75
MSCI EAFE® Index (GD)	8.28	7.97	6.00

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS1

For the year ended December 31, 2020, the SP International Growth Portfolio Class I shares returned 32.11% and Class II shares returned 31.58%. The Portfolio’s Class I & II shares outperformed the MSCI EAFE Index (GD).

What were the market conditions during the reporting period?

For calendar-year 2020 (the reporting period), the MSCI EAFE Index rose 8.28% despite the global COVID-19 crisis. While absolute returns for the index were positive, markets in Western European countries generally trailed US markets. For example, the S&P 500 Index, a broad-based index of large US stocks, rose 18.40% over the period. At the end of the period, many investors were optimistic about regulatory approval of two COVID-19 vaccines and the beginning of worldwide distribution. International stocks were bolstered by a weaker US dollar attributable to fiscal and monetary support from Congress and the Federal Reserve. As the period progressed, investors started to embrace risk, favoring stocks with growth and momentum characteristics. From a sector perspective, information technology and materials advanced while energy and real estate lagged.

What strategies or holdings affected the Portfolio’s performance?

All three of the Portfolio’s subadvisors had positive exposures to growth and price momentum, which were key factors driving positive relative returns during the period. Jennison favors a more aggressive portfolio and William Blair incorporates growth and momentum. Meanwhile, Neuberger Berman’s exposures to the aforementioned factors were a residual of its bottom-up stock selection process. In addition, each subadvisor’s underexposure to dividend-paying stocks with higher leverage further enhanced results. Investors eschewed these characteristics, doubting whether these companies could continue their dividend payments and sustain higher debt ratios during the pandemic.

Stock selection was also additive to relative performance, as all three of the Portfolio’s subadvisors invested in technology and avoided energy stocks during the period. Energy stocks performed poorly during the period as demand for oil dropped while consumers stayed at home amid the pandemic. The subadvisors instead invested in internet retail, software, and services, which performed well during the period. Given their growth mandate, the Portfolio’s subadvisors favored companies in these faster-growing industries and were subsequently rewarded.

Finally, the Portfolio benefited as all three subadvisors were overweight Chinese stocks, which outperformed during the period. China is home to the some of the world’s fastest-growing technology and internet firms. Although COVID-19 is believed to have originated in China, stocks there were also boosted by the country’s seemingly faster economic recovery during the pandemic versus other parts of the world.

[1]

The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, SP International Growth Portfolio	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

SP International Growth Portfolio (As of 12/31/2020)
Ten Largest Holdings	Line of Business	Country	% of Net Assets
Adyen NV, 144A	IT Services	Netherlands	3.0%
MercadoLibre, Inc.	Internet & Direct Marketing Retail	Argentina	2.6%
LVMH Moet Hennessy Louis Vuitton SE	Textiles, Apparel & Luxury Goods	France	2.4%
Sea Ltd., ADR	Entertainment	Taiwan	2.3%
ASML Holding NV	Semiconductors & Semiconductor Equipment	Netherlands	1.9%
Keyence Corp.	Electronic Equipment, Instruments & Components	Japan	1.9%
Shopify, Inc. (Class A Stock)	IT Services	Canada	1.7%
Tencent Holdings Ltd.	Interactive Media & Services	China	1.7%
L’Oreal SA	Personal Products	France	1.6%
Techtronic Industries Co. Ltd.	Machinery	Hong Kong	1.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, SP Prudential U.S. Emerging Growth Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio: Class I	47.47%	19.04%	14.65%
Portfolio: Class II	46.90	18.56	14.18
Russell Midcap® Growth Index	35.59	18.66	15.04
S&P Midcap 400 Index	13.66	12.35	11.51

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS1

For the year ended December 31, 2020, the SP Prudential U.S. Emerging Growth Portfolio Class I shares returned 47.47% and Class II shares returned 46.90%. The Portfolio’s Class I & II shares outperformed both the Russell Midcap Growth Index and the S&P Midcap 400 Index.

What were the market conditions during the reporting period?

Despite a volatile calendar-year 2020 (the reporting period) marked by the COVID-19 pandemic, US equity markets ended the period higher as the broad-based S&P 500 Index returned 18.40%. Within the mid-cap market, it was a positive year for growth stocks, with the Russell Midcap Growth Index returning 35.59% for the period versus the 4.96% return for the Russell Midcap Value Index.

The market environment strongly favored growth stocks during the period, which offered a positive backdrop for the Portfolio’s strategy. The Portfolio skewed toward companies benefiting from structural change, which helped performance as many secular trends that were in place before the pandemic — including digital transformation, artificial intelligence, and electric/autonomous vehicles — were turbocharged throughout the period.

Within the Russell Midcap Growth Index, every sector posted a positive return. The telecommunications (+74.1%) and technology (+58.4%) sectors had the highest returns. The utilities (+9.4%) and basic materials (+15.6%) sectors lagged.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio outperformed the Russell Midcap Growth Index during the period, helped by stock selection and stylistic tailwinds that saw growth stocks outperforming value. Stock selection across a variety of sectors drove outperformance, with the consumer discretionary and technology sectors leading the way. Stock selection in health care was the top detractor from the Portfolio’s performance, followed by real estate.

From an individual stock perspective, overweight positions in Tesla, Inc. and Enphase Energy, Inc. were the top contributors to the Portfolio’s performance. Tesla outperformed during the period as investors embraced the electric car company’s ability to sustain demand at higher production levels and profitable price points. The Portfolio eliminated its Tesla position in the third quarter due to market-capitalization constraints. Solar technology firm Enphase also outperformed after consistently posting strong quarterly results highlighted by solid customer demand. A more favorable political backdrop and the stock’s announced inclusion in the S&P 500 Index in the fourth quarter also drove shares higher.

Not owning digital documents provider DocuSign, Inc. and cloud communications provider Twilio, Inc. were the Portfolio’s biggest detractors from returns during the period. Both outperformed in the first half of the period, as COVID-19-related disruptions drove demand for both companies’ enterprise software solutions. The stocks were added to the Portfolio in the third quarter on indications both companies had products that could continue to fuel higher growth.

Throughout the period, the Portfolio’s risk profile was moderated by reducing positions that had experienced meaningful and/or sustained periods of outperformance, while adding to companies with more reasonable growth expectations. At the end of the period, the consumer discretionary and industrials sectors represented the Portfolio’s largest overweight exposures while the technology and heath care sectors were the largest underweights.

[1]

The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

For a complete list of holdings, refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, SP Prudential U.S. Emerging Growth Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

SP Prudential U.S. Emerging Growth Portfolio (As of 12/31/2020)
Ten Largest Holdings	Line of Business	% of Net Assets
Trade Desk, Inc. (The) (Class A Stock)	Software	2.0%
Spotify Technology SA	Entertainment	1.7%
O’Reilly Automotive, Inc.	Specialty Retail	1.7%
Enphase Energy, Inc.	Semiconductors & Semiconductor Equipment	1.7%
Synopsys, Inc.	Software	1.6%
Match Group, Inc.	Interactive Media & Services	1.6%
Crowdstrike Holdings, Inc. (Class A Stock)	Software	1.5%
RingCentral, Inc. (Class A Stock)	Software	1.5%
Roku, Inc.	Entertainment	1.5%
Take-Two Interactive Software, Inc.	Entertainment	1.4%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, SP Small Cap Value Portfolio	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	1.90%	8.71%	8.87%
Russell 2000® Value Index	4.63	9.65	8.66
Russell 2500™ Index	19.99	13.64	11.97

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 2000® Value and Russell 2500TM Index are trademark/service marks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the SP Small Cap Value Portfolio returned 1.90%. The Portfolio underperformed both the Russell 2000 Value Index and the Russell 2500 Index.

What were the market conditions during the reporting period?

The Russell 2000 Value Index (the Index), a proxy for small market-capitalization value stocks, returned 4.63% in calendar-year 2020 (the reporting period), which was highlighted by extreme market conditions. In the first quarter of 2020, the Index sold off sharply with the onset of the COVID-19 pandemic, falling 35.66%. The magnitude and speed of the sell-off was unusual, and both high- and low-quality stocks declined indiscriminately. The second and fourth quarters saw exuberant returns of 18.91% and 33.36%, respectively, buoyed by significant monetary and fiscal policy, the conclusion of the presidential election in November, vaccine optimism, and hopes for a return to normalcy. A cyclically driven recovery in the second half of the period led to small-cap stocks outperforming large-cap stocks. The best-performing sectors in the small-value space during the second half of the period were consumer staples and healthcare, while the energy and financials sectors lagged.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio underperformed the Index during the reporting period. Stock selection in financials contributed to returns, while investments in materials detracted from returns.

Kinsale Capital Group, Inc., which represented 0.3% of the Portfolio’s weight at the end of the period, was a top contributor to returns. The property and casualty insurer benefited from improved operational efficiency in 2019 and early 2020, yielding strong earnings and premium growth despite 90% of its employees working remotely. Earnings reports that exceeded analysts’ estimates and a secondary share offering drove the stock higher in the second half of the period. Goldman Sachs believes Kinsale Capital’s low-cost, technology-enhanced underwriting model, combined with an improving pricing environment for its excess and surplus lines, will continue to support profitable growth over the long term. Saia, Inc. (0.6% Portfolio weight at the end of the period) is a less-than-truckload — LTL — (i.e., small shipments) logistics company that also contributed to returns for the period. The stock struggled in the beginning, reporting softer-than-expected earnings and operating metrics for LTL shipments in the early months of the period. However, better-than-expected quarterly earnings releases and improving shipping-efficiency data for the remainder of the period contributed to the stock’s strong performance. Goldman Sachs believes Saia is well positioned to benefit from the continued shift toward e-commerce and the digitization of consumption.

Redwood Trust, Inc. and MFA Financial, Inc. are mortgage real estate investment trusts (REITs) that detracted from the Portfolio’s returns during the period. The Portfolio did not hold positions in Redwood Trust or MFA Financial at period-end. Before the pandemic began, the Portfolio held overweight positions in residential mortgage credit within the mortgage REIT universe, given the health of consumers and home prices. Over a few trading days in late March 2020, investors sold shares of companies holding non-government-backed securities. The Portfolio eliminated these mortgage REIT positions, wary of their ability to meet high volumes of margin calls.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, SP Small Cap Value Portfolio	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

SP Small Cap Value Portfolio (As of 12/31/2020)
Ten Largest Holdings	Line of Business	% of Net Assets
iShares Russell 2000 Value ETF	Exchange-Traded Fund	1.6%
Darling Ingredients, Inc.	Food Products	1.4%
Avient Corp.	Chemicals	1.2%
KBR, Inc.	IT Services	1.1%
Rexnord Corp.	Machinery	1.0%
Stifel Financial Corp.	Capital Markets	0.9%
Cleveland-Cliffs, Inc.	Metals & Mining	0.9%
Performance Food Group Co.	Food & Staples Retailing	0.9%
MasTec, Inc.	Construction & Engineering	0.9%
Boyd Gaming Corp.	Hotels, Restaurants & Leisure	0.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, Stock Index Portfolio	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	18.08%	14.93%	13.59%
S&P 500 Index	18.40	15.21	13.87

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the Stock Index Portfolio returned 18.08%. The Portfolio underperformed the S&P 500 Index.

What were the market conditions during the reporting period?

The COVID-19 pandemic was the major headline during calendar-year 2020 (the reporting period). The pandemic had a significant negative impact on global economies during the first quarter of 2020. Fiscal and monetary stimulus policies led to a steep recovery in US stock prices in the second quarter, along with strong employment numbers as the US economy began to reopen. US equities ended the period in record-high territory, fueled by two vaccines that gained emergency use authorization from the US Food and Drug Administration in the fourth quarter and also by additional monetary stimulus and a resolution of the US presidential election.

What strategies or holdings affected the Portfolio’s performance?

Potential tracking error differences (i.e., the difference between the return of the Portfolio and the return of its benchmark index) — as well as brokerage and other costs and expenses — caused the Portfolio’s return to be slightly lower than the return of its benchmark index, the S&P 500 Index (the Index), during the period.

Information technology — the largest sector within the Portfolio and the Index — was the top sector contributor to the Portfolio’s performance during the period.

Apple Inc. and Amazon.com Inc. were the largest individual stock contributors to the Portfolio’s performance during the period, while Exxon Mobil Corp. and Wells Fargo & Co. were the largest detractors from the Portfolio’s performance.

The Portfolio had some exposure to derivative instruments to help enhance liquidity, but that position did not have a material impact on performance during the period.

Presentation of Portfolio Holdings — unaudited

Stock Index Portfolio (As of 12/31/2020)
Ten Largest Holdings	Line of Business	% of Net Assets
Apple, Inc.	Technology Hardware, Storage & Peripherals	6.5%
Microsoft Corp.	Software	5.2%
Amazon.com, Inc.	Internet & Direct Marketing Retail	4.3%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	2.0%
Tesla, Inc.	Automobiles	1.6%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	1.6%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	1.6%
Berkshire Hathaway, Inc. (Class B Stock)	Diversified Financial Services	1.4%
Johnson & Johnson	Pharmaceuticals	1.3%
JPMorgan Chase & Co.	Banks	1.2%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, Value Portfolio	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio: Class I	3.58%	8.93%	8.36%
Portfolio: Class II	3.15	8.49	7.93
Russell 1000® Value Index	2.80	9.74	10.50
S&P 500 Index	18.40	15.21	13.87

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS1

For the year ended December 31, 2020, the Value Portfolio Class I shares returned 3.58% and Class II shares returned 3.15%. The Portfolio’s Class I & II shares outperformed the Russell 1000 Value Index and underperformed the S&P 500 Index.

What were the market conditions during the reporting period?

US equities experienced periods of elevated volatility in calendar-year 2020 (the reporting period), but generally posted strong returns. After reaching an all-time high in mid-February 2020, equity markets abruptly reversed course, falling sharply later that month as the rapidly spreading COVID-19 virus and efforts to contain its spread took a toll on the global economy. Stocks rebounded from late March through the end of the period after aggressive monetary policy was implemented by the Federal Reserve, meaningful and significant fiscal stimulus was passed by the US Congress, the November presidential election was resolved, and two COVID-19 vaccines received regulatory approval in December. These factors eclipsed a resurgence of COVID-19 infections that threatened the economy late in the period.

The Russell 1000 Value Index (the Index) returned 2.80% during the period. By sector, performance was mixed as seven sectors in the Index posted positive returns while four declined. The materials, health care, and industrials sectors posted the strongest absolute results, while energy and real estate posted the weakest returns.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s positions among semiconductors were the dominant driver of absolute gains over the period, while holdings in the technology hardware storage & peripherals sector contributed to a lesser degree. Meanwhile, positions in the diversified banks and integrated oil & gas sectors hampered absolute gains.

Relative to the Index, the Portfolio’s overweight allocation to internet media & services added the most value. Stock selection among software names was also beneficial, as was an overweight position to systems software. Conversely, stock selection among health care equipment names detracted the most from relative performance. Stock choices in the oil & gas exploration & production sector and an overweight allocation to diversified banks also detracted.

The most notable individual stock contributors to the Portfolio’s performance included multinational technology company Apple, Inc., semiconductors and wireless telecommunications company Qualcomm, Inc., and semiconductor and infrastructure software products firm Broadcom, Inc. With its huge installed base, Apple benefited from rapid growth in service business subscriptions, a key source of recurring revenue. Shares of both Qualcomm and Broadcom rallied sharply during the period as they benefited from the global build-out of fifth-generation (5G) infrastructure, coupled with the introduction of new 5G handset models. Qualcomm shares also advanced after a surprise announcement in July 2020 of a royalty settlement with Huawei Technologies Co. Ltd.

Top detractors for the period included Canadian integrated energy company Suncor Energy, Inc. and diversified banks JPMorgan Chase & Co. and Citigroup, Inc. Suncor Energy’s stock declined as investors reacted negatively to its weakening fundamentals, as the company’s balance sheet added a significant amount of debt. JPMorgan Chase and Citigroup were dragged down along with the overall financials sector. Financials was one of the

[1]

The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

For a complete list of holdings, refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, Value Portfolio	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited) (Continued)

worst-performing sectors during the period, as the contraction in the global economy triggered meaningfully diminished loan growth and payment transaction volumes. In addition, the sector experienced interest rate and credit-risk headwinds.

Presentation of Portfolio Holdings — unaudited

Value Portfolio (As of 12/31/2020)
Ten Largest Holdings	Line of Business	% of Net Assets
JPMorgan Chase & Co.	Banks	3.2%
Walt Disney Co. (The)	Entertainment	2.6%
Union Pacific Corp.	Road & Rail	2.4%
Linde PLC (United Kingdom)	Chemicals	2.4%
Bank of America Corp.	Banks	2.3%
Walmart, Inc.	Food & Staples Retailing	2.2%
Broadcom, Inc.	Semiconductors & Semiconductor Equipment	2.2%
Goldman Sachs Group, Inc. (The)	Capital Markets	2.2%
Chubb Ltd.	Insurance	2.2%
QUALCOMM, Inc.	Semiconductors & Semiconductor Equipment	2.1%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund Benchmark Glossary — unaudited	December 31, 2020

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

Bloomberg Barclays Government Bond Index is a weighted unmanaged index comprised of securities issued or backed by the US Government, its agencies, and instrumentalities with a remaining maturity of one to 30 years.

Bloomberg Barclays US Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.

Bloomberg Barclays US High Yield 1% Issuer Capped Index is an unmanaged index that covers the universe of US dollar denominated, non-convertible, fixed-rate, non-investment-grade debt. Issuers are capped at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Lipper US Government Money Market Index invests principally in financial instruments issued or guaranteed by the US government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than 90 days.

MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends

MSCI World Index (GD) - The Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom, and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

PSF Conservative Balanced Portfolio Blended Index consists of the S&P 500 Index (50%), an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market, Bloomberg Barclays US Aggregate Bond Index (40%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and the FTSE 3-Month T-Bill Index (10%), an unmanaged market value-weighted index of investment grade fixed rate public obligations of the US Treasury with maturities of three months, excluding zero coupon strips.

PSF Flexible Managed Portfolio Blended Index consists of the S&P 500 Index (60%), an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market, Bloomberg Barclays U.S. Aggregate Bond Index (35%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and the FTSE 3-Month T-Bill Index (5%), an unmanaged market value-weighted index of investment grade fixed rate public obligations of the U.S. Treasury with maturities of three months, excluding zero coupon strips.

PSF Natural Resources Portfolio Blended Index consists of the MSCI (Morgan Stanley Capital International) World Energy Index (ND) (60%), an unmanaged capitalization-weighted index that is designed to capture the large and mid-cap segments across twenty-three Developed Markets countries. All securities in the index are classified in the Energy sector. MSCI (Morgan Stanley Capital International) World Materials Energy Index (ND) (40%), an unmanaged capitalization-weighted index that is designed to capture the large and mid-cap segments across twenty-three Developed Markets countries. All securities in the index are classified in the Materials sector.

Russell 1000® Index is an unmanaged market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market.

Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower forecasted growth values.

The Prudential Series Fund Benchmark Glossary — unaudited (continued)	December 31, 2020

Russell 2500 Index is an unmanaged market cap-weighted index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

Russell Midcap Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

S&P Midcap 400 Index is a widely accepted, unmanaged total return index of 400 domestic stocks measuring the performance of the midsize company segment of the U.S. stock market.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

S&P SmallCap 600 Index is an unmanaged index representing the aggregate market value of the common equity of 600 small-company stocks.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

The S&P 500, S&P MidCap 400, and S&P SmallCap 600 indexes are products of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2020 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

The PSF Conservative Balanced Portfolio Blended Index and the PSF Flexible Managed Portfolio Blended Index are calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the PSF Conservative Balanced Portfolio Blended Index and the PSF Flexible Managed Portfolio Blended Index, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index, including the PSF Conservative Balanced Portfolio Blended Index and the PSF Flexible Managed Portfolio Blended Index, or the data included therein.

The Prudential Series Fund Fees and Expenses — unaudited	December 31, 2020

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Conservative Balanced (Class I)	Actual	$1,000.00	$1,117.20	0.57%	$3.03
	Hypothetical	$1,000.00	$1,022.27	0.57%	$2.90

Diversified Bond (Class I)	Actual	$1,000.00	$1,046.40	0.43%	$2.21
	Hypothetical	$1,000.00	$1,022.97	0.43%	$2.19

Equity (Class I)	Actual	$1,000.00	$1,267.10	0.47%	$2.68
	Hypothetical	$1,000.00	$1,022.77	0.47%	$2.39

Equity (Class II)	Actual	$1,000.00	$1,264.70	0.87%	$4.95
	Hypothetical	$1,000.00	$1,020.76	0.87%	$4.42

Flexible Managed (Class I)	Actual	$1,000.00	$1,120.70	0.62%	$3.31
	Hypothetical	$1,000.00	$1,022.02	0.62%	$3.15

Global (Class I)	Actual	$1,000.00	$1,230.70	0.76%	$4.26
	Hypothetical	$1,000.00	$1,021.32	0.76%	$3.86

Government Income (Class I)	Actual	$1,000.00	$1,007.60	0.51%	$2.57
	Hypothetical	$1,000.00	$1,022.57	0.51%	$2.59

Government Money Market (Class I)	Actual	$1,000.00	$1,000.00	0.14%	$0.70
	Hypothetical	$1,000.00	$1,024.43	0.14%	$0.71

Government Money Market (Class III)	Actual	$1,000.00	$1,000.00	0.13%	$0.65
	Hypothetical	$1,000.00	$1,024.48	0.13%	$0.66

High Yield Bond (Class I)	Actual	$1,000.00	$1,117.50	0.57%	$3.03
	Hypothetical	$1,000.00	$1,022.27	0.57%	$2.90

The Prudential Series Fund Fees and Expenses — unaudited (continued)	December 31, 2020

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Jennison 20/20 Focus (Class I)	Actual	$1,000.00	$1,271.50	0.85%	$4.85
	Hypothetical	$1,000.00	$1,020.86	0.85%	$4.32
Jennison 20/20 Focus (Class II)	Actual	$1,000.00	$1,269.00	1.25%	$7.13
	Hypothetical	$1,000.00	$1,018.85	1.25%	$6.34

Jennison (Class I)	Actual	$1,000.00	$1,308.10	0.62%	$3.60
	Hypothetical	$1,000.00	$1,022.02	0.62%	$3.15

Jennison (Class II)	Actual	$1,000.00	$1,305.40	1.02%	$5.91
	Hypothetical	$1,000.00	$1,020.01	1.02%	$5.18

Natural Resources (Class I)	Actual	$1,000.00	$1,373.40	0.55%	$3.28
	Hypothetical	$1,000.00	$1,022.37	0.55%	$2.80

Natural Resources (Class II)	Actual	$1,000.00	$1,370.10	0.95%	$5.66
	Hypothetical	$1,000.00	$1,020.36	0.95%	$4.82

Small Capitalization Stock (Class I)	Actual	$1,000.00	$1,352.60	0.40%	$2.37
	Hypothetical	$1,000.00	$1,023.13	0.40%	$2.03
SP International Growth (Class I)	Actual	$1,000.00	$1,275.80	1.01%	$5.78
	Hypothetical	$1,000.00	$1,020.06	1.01%	$5.13
SP International Growth (Class II)	Actual	$1,000.00	$1,273.00	1.41%	$8.06
	Hypothetical	$1,000.00	$1,018.05	1.41%	$7.15
SP Prudential U.S. Emerging Growth (Class I)	Actual	$1,000.00	$1,321.90	0.65%	$3.79
	Hypothetical	$1,000.00	$1,021.87	0.65%	$3.30
SP Prudential U.S. Emerging Growth (Class II)	Actual	$1,000.00	$1,319.50	1.05%	$6.12
	Hypothetical	$1,000.00	$1,019.86	1.05%	$5.33
SP Small Cap Value (Class I)	Actual	$1,000.00	$1,353.20	1.07%	$6.33
	Hypothetical	$1,000.00	$1,019.76	1.07%	$5.43

Stock Index (Class I)	Actual	$1,000.00	$1,219.70	0.30%	$1.67
	Hypothetical	$1,000.00	$1,023.63	0.30%	$1.53

Value (Class I)	Actual	$1,000.00	$1,221.50	0.43%	$2.40
	Hypothetical	$1,000.00	$1,022.97	0.43%	$2.19

Value (Class II)	Actual	$1,000.00	$1,218.90	0.83%	$4.63
	Hypothetical	$1,000.00	$1,020.96	0.83%	$4.22

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2020, and divided by the 366 days in the Portfolio’s fiscal year ended December 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

Glossary

The following abbreviations are used in the Portfolios’ descriptions:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNH	Chinese Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
NZD	New Zealand Dollar
USD	US Dollar
ZAR	South African Rand

144A —	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
A —	Annual payment frequency for swaps
ABS —	Asset-Backed Security
Aces —	Alternative Credit Enhancements Securities
ADR —	American Depositary Receipt
BABs —	Build America Bonds
BBR —	New Zealand Bank Bill Rate
BBSW —	Australian Bank Bill Swap Reference Rate
bps —	Basis Points
BROIS —	Brazil Overnight Index Swap
BUBOR —	Budapest Interbank Offered Rate
CDI —	Chess Depository Interest
CDX —	Credit Derivative Index
CLO —	Collateralized Loan Obligation
CMBS —	Collateralized Mortgage-Backed Security
CMBX —	Commercial Mortgage-Backed Index
COOIS —	Colombia Overnight Interbank Reference Rate
CVA —	Certificate Van Aandelen (Bearer)
CVT —	Convertible Security
EAFE —	Europe, Australasia, Far East
EMTN —	Euro Medium Term Note
EONIA —	Euro Overnight Index Average
ERISA —	Employee Retirement Income Security Act of 1974

ETF —	Exchange-Traded Fund
EURIBOR —	Euro Interbank Offered Rate
FHLMC —	Federal Home Loan Mortgage Corporation
FNMA —	Federal National Mortgage Association
GDR —	Global Depositary Receipt
GMTN —	Global Medium Term Note
GNMA —	Government National Mortgage Association
IO —	Interest Only (Principal amount represents notional)
JIBAR —	Johannesburg Interbank Agreed Rate
LIBOR —	London Interbank Offered Rate
LP —	Limited Partnership
M —	Monthly payment frequency for swaps
MASTR —	Morgan Stanley Structured Asset Security
MSCI —	Morgan Stanley Capital International
MTN —	Medium Term Note
OTC —	Over-the-counter
PIK —	Payment-in-Kind
PJSC —	Public Joint-Stock Company
PO —	Principal Only
PRFC —	Preference Shares
Q —	Quarterly payment frequency for swaps
REITs —	Real Estate Investment Trust
REMICS —	Real Estate Mortgage Investment Conduit Security
RSP —	Savings Shares
S —	Semiannual payment frequency for swaps
S&P —	Standard & Poor’s
SOFR —	Secured Overnight Financing Rate
SONIA —	Sterling Overnight Index Average
SPDR —	Standard & Poor’s Depositary Receipts
Strips —	Separate Trading of Registered Interest and Principal of Securities
T —	Swap payment upon termination
TBA —	To Be Announced
USAID —	United States Agency for International Development
USOIS —	United States Overnight Index Swap

SEE NOTES TO FINANCIAL STATEMENTS

A1

CONSERVATIVE BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 89.2%
COMMON STOCKS — 51.2%	Shares	Value
Aerospace & Defense — 0.8%
BAE Systems PLC (United Kingdom)	7,305	$48,765
Boeing Co. (The)	22,550	4,827,053
General Dynamics Corp.	10,100	1,503,082
Howmet Aerospace, Inc.	15,080	430,383
Huntington Ingalls Industries, Inc.	1,900	323,912
L3Harris Technologies, Inc.	9,070	1,714,411
Lockheed Martin Corp.	10,620	3,769,888
Northrop Grumman Corp.	6,662	2,030,045
Raytheon Technologies Corp.	65,155	4,659,234
Singapore Technologies Engineering Ltd. (Singapore)	5,700	16,550
Teledyne Technologies, Inc.*	1,580	619,328
Textron, Inc.	8,800	425,304
TransDigm Group, Inc.*	2,400	1,485,240

		21,853,195

Air Freight & Logistics — 0.4%
C.H. Robinson Worldwide, Inc.	5,800	544,446
Deutsche Post AG (Germany)	6,232	314,056
Expeditors International of Washington, Inc.	7,300	694,303
FedEx Corp.	10,480	2,720,818
SG Holdings Co. Ltd. (Japan)	7,700	210,187
United Parcel Service, Inc. (Class B Stock)	30,600	5,153,040
Yamato Holdings Co. Ltd. (Japan)	5,300	135,125

		9,771,975

Airlines — 0.1%
Alaska Air Group, Inc.	4,300	223,600
American Airlines Group, Inc.(a)	19,400	305,938
Delta Air Lines, Inc.	26,600	1,069,586
Southwest Airlines Co.	24,700	1,151,267
United Airlines Holdings, Inc.*	11,100	480,075

		3,230,466

Auto Components — 0.1%
Aptiv PLC	11,600	1,511,364
BorgWarner, Inc.	9,600	370,944
Cie Generale des Etablissements Michelin SCA (France)	1,096	140,826
Continental AG (Germany)	216	32,121
Toyota Industries Corp. (Japan)	200	15,895

		2,071,150

Automobiles — 1.0%
Bayerische Motoren Werke AG (Germany)	657	58,834
Daimler AG (Germany)	4,979	353,232
Fiat Chrysler Automobiles NV (United Kingdom)*	2,124	38,184
Ford Motor Co.	163,085	1,433,517
General Motors Co.	53,100	2,211,084
Honda Motor Co. Ltd. (Japan)	1,900	53,341
Mazda Motor Corp. (Japan)	2,100	14,101
Peugeot SA (France)*	1,149	31,597
Suzuki Motor Corp. (Japan)	700	32,468

COMMON STOCKS (continued)	Shares	Value
Automobiles (cont’d.)
Tesla, Inc.*(a)	32,100	$22,652,007
Toyota Motor Corp. (Japan)	3,900	300,812
Volkswagen AG (Germany)	111	23,179

		27,202,356

Banks — 2.0%
Banco Bilbao Vizcaya Argentaria SA (Spain)	7,112	35,254
Bank of America Corp.	327,141	9,915,644
Barclays PLC (United Kingdom)*	33,440	67,285
BNP Paribas SA (France)*	2,225	117,790
BOC Hong Kong Holdings Ltd. (China)	7,500	22,767
Chiba Bank Ltd. (The) (Japan)	32,900	181,645
Citigroup, Inc.	88,935	5,483,732
Citizens Financial Group, Inc.	17,800	636,528
Comerica, Inc.	5,600	312,816
Commonwealth Bank of Australia (Australia)	3,427	217,968
Credit Agricole SA (France)*	2,247	28,668
Danske Bank A/S (Denmark)*	1,320	21,694
DBS Group Holdings Ltd. (Singapore)	15,900	301,864
DNB ASA (Norway)*	14,249	276,403
Fifth Third Bancorp	30,521	841,464
First Republic Bank	7,700	1,131,361
Huntington Bancshares, Inc.	42,136	532,178
Intesa Sanpaolo SpA (Italy)*	32,532	76,243
Japan Post Bank Co. Ltd. (Japan)	1,400	11,477
JPMorgan Chase & Co.	131,045	16,651,888
KBC Group NV (Belgium)*	496	34,964
KeyCorp	41,800	685,938
M&T Bank Corp.	5,400	687,420
Mebuki Financial Group, Inc. (Japan)	97,000	190,687
Mediobanca Banca di Credito Finanziario SpA (Italy)*	3,438	31,818
Mizuho Financial Group, Inc. (Japan)	4,920	62,489
Nordea Bank Abp (Finland)*	6,324	51,969
Oversea-Chinese Banking Corp. Ltd. (Singapore)	27,200	207,085
People’s United Financial, Inc.	14,400	186,192
PNC Financial Services Group, Inc. (The)	18,333	2,731,617
Regions Financial Corp.	40,203	648,072
Resona Holdings, Inc. (Japan)	4,000	13,969
Sumitomo Mitsui Financial Group, Inc. (Japan)	2,400	74,052
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	600	18,470
SVB Financial Group*	2,300	892,009
Swedbank AB (Sweden) (Class A Stock)*	11,566	202,346
Truist Financial Corp.	57,101	2,736,851
U.S. Bancorp	57,985	2,701,521
United Overseas Bank Ltd. (Singapore)	2,300	39,333
Wells Fargo & Co.	176,164	5,316,630
Zions Bancorp NA	6,350	275,844

		54,653,945

Beverages — 0.8%
Brown-Forman Corp. (Class B Stock)	7,775	617,568

SEE NOTES TO FINANCIAL STATEMENTS.

A2

CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Beverages (cont’d.)
Carlsberg A/S (Denmark) (Class B Stock)	195	$31,064
Coca-Cola Co. (The)	165,901	9,098,011
Coca-Cola HBC AG (Switzerland)*	720	23,472
Constellation Brands, Inc. (Class A Stock)	7,300	1,599,065
Kirin Holdings Co. Ltd. (Japan)	1,500	35,369
Molson Coors Beverage Co. (Class B Stock)	7,300	329,887
Monster Beverage Corp.*	16,000	1,479,680
PepsiCo, Inc.	59,407	8,810,058

		22,024,174

Biotechnology — 1.0%
AbbVie, Inc.	75,901	8,132,792
Alexion Pharmaceuticals, Inc.*	9,500	1,484,280
Amgen, Inc.	25,037	5,756,507
Biogen, Inc.*	6,660	1,630,768
CSL Ltd. (Australia)	414	90,835
Gilead Sciences, Inc.	54,100	3,151,866
Incyte Corp.*	8,200	713,236
Regeneron Pharmaceuticals, Inc.*	4,540	2,193,319
Vertex Pharmaceuticals, Inc.*	11,300	2,670,642

		25,824,245

Building Products — 0.2%
A.O. Smith Corp.	5,600	306,992
AGC, Inc. (Japan)	400	13,968
Allegion PLC	3,833	446,084
Carrier Global Corp.	34,202	1,290,099
Cie de Saint-Gobain (France)*	3,054	140,911
Fortune Brands Home & Security, Inc.	5,900	505,748
Geberit AG (Switzerland)	128	80,799
Johnson Controls International PLC	31,022	1,445,315
Kingspan Group PLC (Ireland)*	527	37,060
Lixil Corp. (Japan)	900	19,475
Masco Corp.	10,900	598,737
Trane Technologies PLC	10,400	1,509,664

		6,394,852

Capital Markets — 1.4%
3i Group PLC (United Kingdom)	1,886	29,996
Ameriprise Financial, Inc.	5,120	994,970
Bank of New York Mellon Corp. (The)	34,958	1,483,618
BlackRock, Inc.	6,100	4,401,394
Cboe Global Markets, Inc.	4,500	419,040
Charles Schwab Corp. (The)	64,150	3,402,516
CME Group, Inc.	15,500	2,821,775
Credit Suisse Group AG (Switzerland)	8,463	110,655
Franklin Resources, Inc.(a)	9,300	232,407
Goldman Sachs Group, Inc. (The)	14,900	3,929,279
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	2,100	115,541
Intercontinental Exchange, Inc.	24,155	2,784,830
Invesco Ltd.	16,000	278,880
Julius Baer Group Ltd. (Switzerland)	440	25,298
Magellan Financial Group Ltd. (Australia)	1,557	64,865

COMMON STOCKS (continued)	Shares	Value
Capital Markets (cont’d.)
MarketAxess Holdings, Inc.	1,720	$981,363
Moody’s Corp.	7,050	2,046,192
Morgan Stanley	61,619	4,222,750
MSCI, Inc.	3,700	1,652,161
Nasdaq, Inc.	5,000	663,700
Nomura Holdings, Inc. (Japan)	30,200	159,774
Northern Trust Corp.	8,900	828,946
Raymond James Financial, Inc.	5,200	497,484
S&P Global, Inc.	10,360	3,405,643
SBI Holdings, Inc. (Japan)	400	9,493
Schroders PLC (United Kingdom)	432	19,764
State Street Corp.	15,000	1,091,700
T. Rowe Price Group, Inc.	9,800	1,483,622
UBS Group AG (Switzerland)	23,716	339,954

		38,497,610

Chemicals — 0.9%
Air Products & Chemicals, Inc.	9,600	2,622,912
Akzo Nobel NV (Netherlands)	368	39,631
Albemarle Corp.	4,500	663,840
BASF SE (Germany)	1,083	85,538
Celanese Corp.	5,100	662,694
CF Industries Holdings, Inc.	8,900	344,519
Corteva, Inc.	31,347	1,213,756
Covestro AG (Germany), 144A	594	36,842
Dow, Inc.	31,847	1,767,509
DuPont de Nemours, Inc.	31,647	2,250,418
Eastman Chemical Co.	5,700	571,596
Ecolab, Inc.	10,800	2,336,688
Evonik Industries AG (Germany)	414	13,539
FMC Corp.	5,600	643,608
International Flavors & Fragrances, Inc.(a)	4,500	489,780
LANXESS AG (Germany)	288	22,170
Linde PLC (United Kingdom)	22,700	5,981,677
LyondellBasell Industries NV (Class A Stock)	11,000	1,008,260
Mitsubishi Gas Chemical Co., Inc. (Japan)	600	13,792
Mitsui Chemicals, Inc. (Japan)	700	20,608
Mosaic Co. (The)	12,800	294,528
Nitto Denko Corp. (Japan)	600	53,728
PPG Industries, Inc.	10,200	1,471,044
Sherwin-Williams Co. (The)	3,550	2,608,930
Shin-Etsu Chemical Co. Ltd. (Japan)	1,000	175,053
Tosoh Corp. (Japan)	3,900	61,023
Yara International ASA (Brazil)	340	14,233

		25,467,916

Commercial Services & Supplies — 0.2%
Brambles Ltd. (Australia)	2,993	24,608
Cintas Corp.	3,900	1,378,494
Copart, Inc.*	8,900	1,132,525
Dai Nippon Printing Co. Ltd. (Japan)	400	7,191
Rentokil Initial PLC (United Kingdom)*	3,573	24,935
Republic Services, Inc.	8,965	863,329
Rollins, Inc.	8,600	336,002
Secom Co. Ltd. (Japan)	800	73,823

SEE NOTES TO FINANCIAL STATEMENTS.

A3

CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Commercial Services & Supplies (cont’d.)
Waste Management, Inc.	16,842	$1,986,177

		5,827,084

Communications Equipment — 0.4%
Arista Networks, Inc.*	2,400	697,368
Cisco Systems, Inc.	181,600	8,126,600
F5 Networks, Inc.*	2,600	457,444
Juniper Networks, Inc.	11,900	267,869
Motorola Solutions, Inc.	7,389	1,256,573
Nokia OYJ (Finland)*	3,538	13,673
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	3,783	45,034

		10,864,561

Construction & Engineering — 0.0%
ACS Actividades de Construccion y Servicios SA (Spain)	975	32,436
Bouygues SA (France)	800	32,911
Jacobs Engineering Group, Inc.	5,600	610,176
Kajima Corp. (Japan)	800	10,717
Obayashi Corp. (Japan)	1,200	10,353
Quanta Services, Inc.	6,100	439,322
Skanska AB (Sweden) (Class B Stock)	437	11,157
Taisei Corp. (Japan)	700	24,084

		1,171,156

Construction Materials — 0.1%
HeidelbergCement AG (Germany)	1,085	82,909
James Hardie Industries PLC, CDI*	824	24,339
LafargeHolcim Ltd. (Switzerland)*	4,960	274,890
Martin Marietta Materials, Inc.	2,800	795,116
Taiheiyo Cement Corp. (Japan)	500	12,499
Vulcan Materials Co.	5,600	830,536

		2,020,289

Consumer Finance — 0.3%
American Express Co.	28,200	3,409,662
Capital One Financial Corp.	19,761	1,953,375
Discover Financial Services	13,140	1,189,564
Synchrony Financial	22,872	793,887

		7,346,488

Containers & Packaging — 0.2%
Amcor PLC	65,850	775,054
Avery Dennison Corp.	3,800	589,418
Ball Corp.	14,100	1,313,838
International Paper Co.	16,573	824,010
Packaging Corp. of America	4,200	579,222
Sealed Air Corp.	6,700	306,793
Smurfit Kappa Group PLC (Ireland)	476	22,219
Westrock Co.	10,444	454,627

		4,865,181

Distributors — 0.1%
Genuine Parts Co.	6,500	652,795
LKQ Corp.*	11,800	415,832
Pool Corp.	1,900	707,750

		1,776,377

COMMON STOCKS (continued)	Shares	Value
Diversified Financial Services — 0.7%
Berkshire Hathaway, Inc. (Class B Stock)*	83,700	$19,407,519
Investor AB (Sweden) (Class B Stock)	880	64,608
M&G PLC (United Kingdom)	86,141	233,108

		19,705,235

Diversified Telecommunication Services — 0.7%
AT&T, Inc.	305,936	8,798,719
BT Group PLC (United Kingdom)*	12,300	22,338
CenturyLink, Inc.(a)	41,379	403,445
Deutsche Telekom AG (Germany)	6,471	118,855
Nippon Telegraph & Telephone Corp. (Japan)	5,400	137,981
Orange SA (France)	12,550	149,370
Proximus SADP (Belgium)	560	11,115
Swisscom AG (Switzerland)	52	28,088
Telecom Italia SpA (Italy), RSP	22,010	11,419
Telefonica Deutschland Holding AG (Germany)	1,869	5,166
Verizon Communications, Inc.	177,876	10,450,215

		20,136,711

Electric Utilities — 0.9%
Alliant Energy Corp.	10,200	525,606
American Electric Power Co., Inc.	21,460	1,786,974
Chubu Electric Power Co., Inc. (Japan)	1,200	14,455
CK Infrastructure Holdings Ltd. (Hong Kong)	6,000	32,188
Duke Energy Corp.	31,461	2,880,569
Edison International	15,900	998,838
Endesa SA (Spain)	5,844	159,985
Enel SpA (Italy)	16,295	165,226
Entergy Corp.	8,900	888,576
Evergy, Inc.	9,700	538,447
Eversource Energy	14,600	1,263,046
Exelon Corp.	42,013	1,773,789
FirstEnergy Corp.	22,906	701,153
Fortum OYJ (Finland)	10,965	265,085
Iberdrola SA (Spain)	11,469	163,893
Kansai Electric Power Co., Inc. (The) (Japan)	11,700	110,416
NextEra Energy, Inc.	83,900	6,472,885
NRG Energy, Inc.	10,400	390,520
Pinnacle West Capital Corp.	4,700	375,765
Power Assets Holdings Ltd. (Hong Kong)	2,500	13,527
PPL Corp.	32,400	913,680
Red Electrica Corp. SA (Spain)	810	16,622
Southern Co. (The)	44,900	2,758,207
Tohoku Electric Power Co., Inc. (Japan)	21,800	179,498
Xcel Energy, Inc.	22,710	1,514,076

		24,903,026

Electrical Equipment — 0.3%
ABB Ltd. (Switzerland)	11,420	323,872
AMETEK, Inc.	9,800	1,185,212
Eaton Corp. PLC	17,337	2,082,867

SEE NOTES TO FINANCIAL STATEMENTS.

A4

CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Electrical Equipment (cont’d.)
Emerson Electric Co.	25,800	$2,073,546
Fuji Electric Co. Ltd. (Japan)	500	18,011
Legrand SA (France)	516	46,247
Rockwell Automation, Inc.	5,000	1,254,050
Schneider Electric SE (France)	2,589	375,835

		7,359,640

Electronic Equipment, Instruments & Components — 0.3%
Amphenol Corp. (Class A Stock)	12,800	1,673,856
CDW Corp.	6,100	803,919
Corning, Inc.	32,600	1,173,600
FLIR Systems, Inc.	4,600	201,618
Hirose Electric Co. Ltd. (Japan)	100	15,171
Ibiden Co. Ltd. (Japan)	200	9,346
IPG Photonics Corp.*	1,700	380,443
Keysight Technologies, Inc.*	8,000	1,056,720
Murata Manufacturing Co. Ltd. (Japan)	3,500	316,256
Omron Corp. (Japan)	300	26,778
TDK Corp. (Japan)	1,400	211,387
TE Connectivity Ltd.	14,300	1,731,301
Vontier Corp.*	5,700	190,380
Zebra Technologies Corp. (Class A Stock)*	2,430	933,922

		8,724,697

Energy Equipment & Services — 0.1%
Baker Hughes Co.(a)	27,398	571,248
Halliburton Co.	37,100	701,190
National Oilwell Varco, Inc.	14,100	193,593
Schlumberger NV	57,824	1,262,298
TechnipFMC PLC (United Kingdom)	17,200	161,680

		2,890,009

Entertainment — 1.2%
Activision Blizzard, Inc.	33,300	3,091,905
Electronic Arts, Inc.	12,500	1,795,000
Live Nation Entertainment, Inc.*(a)	6,000	440,880
Netflix, Inc.*	19,010	10,279,277
Nintendo Co. Ltd. (Japan)	600	382,855
Take-Two Interactive Software, Inc.*	5,000	1,038,950
Vivendi SA (France)	1,598	51,565
Walt Disney Co. (The)*	77,782	14,092,543

		31,172,975

Equity Real Estate Investment Trusts (REITs) — 1.2%
Alexandria Real Estate Equities, Inc.	5,080	905,358
American Tower Corp.	19,160	4,300,654
AvalonBay Communities, Inc.	6,075	974,612
Boston Properties, Inc.	6,000	567,180
Crown Castle International Corp.	18,200	2,897,258
Digital Realty Trust, Inc.	11,600	1,618,316
Duke Realty Corp.	15,100	603,547
Equinix, Inc.	3,854	2,752,450
Equity Residential	14,800	877,344
Essex Property Trust, Inc.	2,850	676,647
Extra Space Storage, Inc.	5,800	671,988
Federal Realty Investment Trust	2,700	229,824
Gecina SA (France)	161	24,927

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Goodman Group (Australia)	8,642	$125,955
Healthpeak Properties, Inc.	21,500	649,945
Host Hotels & Resorts, Inc.	29,682	434,248
Iron Mountain, Inc.(a)	12,002	353,819
Japan Real Estate Investment Corp. (Japan)	2	11,568
Japan Retail Fund Investment Corp. (Japan)	9	16,393
Kimco Realty Corp.	17,900	268,679
Klepierre SA (France)	10,423	234,992
Mid-America Apartment Communities, Inc.	4,900	620,781
Nippon Building Fund, Inc. (Japan)	211,594
Orix JREIT, Inc. (Japan)	89	146,998
Prologis, Inc.	31,877	3,176,862
Public Storage	6,500	1,501,045
Realty Income Corp.	14,800	920,116
Regency Centers Corp.	6,500	296,335
SBA Communications Corp.	4,900	1,382,437
Simon Property Group, Inc.	13,693	1,167,739
SL Green Realty Corp.(a)	3,300	196,614
Stockland (Australia)	72,605	235,106
UDR, Inc.	11,300	434,259
Ventas, Inc.	16,318	800,235
Vornado Realty Trust	6,325	236,175
Welltower, Inc.	17,800	1,150,236
Weyerhaeuser Co.	31,418	1,053,446

		32,525,682

Food & Staples Retailing — 0.7%
Coles Group Ltd. (Australia)	1,656	23,220
Costco Wholesale Corp.	19,100	7,196,498
Etablissements Franz Colruyt NV (Belgium)	848	50,262
Kesko OYJ (Finland) (Class B Stock)	528	13,607
Koninklijke Ahold Delhaize NV (Netherlands)	8,922	255,130
Kroger Co. (The)	31,892	1,012,890
Seven&i HoldingsCo. Ltd.(Japan)	1,800	63,832
Sysco Corp.	21,700	1,611,442
Tesco PLC (United Kingdom)	33,957	107,627
Walgreens Boots Alliance, Inc.	29,700	1,184,436
Walmart, Inc.	59,600	8,591,340
Wm Morrison Supermarkets PLC (United Kingdom)	8,409	20,442

		20,130,726

Food Products — 0.5%
Archer-Daniels-Midland Co.	24,026	1,211,151
Campbell Soup Co.(a)	7,900	381,965
Conagra Brands, Inc.	20,100	728,826
Danone SA (France)	1,215	79,972
General Mills, Inc.	26,400	1,552,320
Hershey Co. (The)	6,300	959,679
Hormel Foods Corp.(a)	12,200	568,642
J.M. Smucker Co. (The)	5,100	589,560
Kellogg Co.	11,000	684,530
Kraft Heinz Co. (The)	26,417	915,613
Lamb Weston Holdings, Inc.	6,600	519,684

SEE NOTES TO FINANCIAL STATEMENTS.

A5

CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value

Food Products (cont’d.)
McCormick & Co., Inc.	10,840	$1,036,304
MEIJI Holdings Co. Ltd. (Japan)	200	14,073
Mondelez International, Inc. (Class A Stock)	61,653	3,604,851
Nestle SA (Switzerland)	4,106	484,114
NH Foods Ltd. (Japan)	1,100	48,459
Orkla ASA (Norway)	9,937	100,965
Tate & Lyle PLC (United Kingdom)	7,241	66,757
Toyo Suisan Kaisha Ltd. (Japan)	300	14,606
Tyson Foods, Inc. (Class A Stock)	12,400	799,056
WH Group Ltd. (Hong Kong), 144A	239,500	201,248
Wilmar International Ltd. (China)	23,300	82,237

		14,644,612

Gas Utilities — 0.0%
Atmos Energy Corp.	5,300	505,779
Enagas SA (Spain)	457	10,025
Naturgy Energy Group SA (Spain)	564	13,077
Snam SpA (Italy)	6,780	38,270

		567,151

Health Care Equipment & Supplies — 1.9%
Abbott Laboratories	76,200	8,343,138
ABIOMED, Inc.*	2,060	667,852
Align Technology, Inc.*	3,100	1,656,578
Baxter International, Inc.	21,900	1,757,256
Becton, Dickinson & Co.	12,510	3,130,252
Boston Scientific Corp.*	60,267	2,166,599
Cooper Cos., Inc. (The)	2,240	813,837
Danaher Corp.	27,200	6,042,208
Dentsply Sirona, Inc.	9,600	502,656
DexCom, Inc.*	4,200	1,552,824
DiaSorin SpA (Italy)	48	9,990
Edwards Lifesciences Corp.*	26,900	2,454,087
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	1,035	24,531
Hologic, Inc.*	10,800	786,564
Hoya Corp. (Japan)	700	96,933
IDEXX Laboratories, Inc.*	3,700	1,849,519
Intuitive Surgical, Inc.*	5,120	4,188,672
Medtronic PLC	58,090	6,804,663
ResMed, Inc.	6,400	1,360,384
Sonova Holding AG (Switzerland)*	106	27,615
STERIS PLC	3,850	729,729
Stryker Corp.	14,100	3,455,064
Teleflex, Inc.	2,000	823,140
Varian Medical Systems, Inc.*	4,100	717,541
West Pharmaceutical Services, Inc.	3,200	906,592
Zimmer Biomet Holdings, Inc.	9,000	1,386,810

		52,255,034

Health Care Providers & Services — 1.4%
Alfresa Holdings Corp. (Japan)	700	12,812
AmerisourceBergen Corp.	6,300	615,888
Anthem, Inc.	10,700	3,435,663
Cardinal Health, Inc.	12,050	645,398
Centene Corp.*	25,050	1,503,751
Cigna Corp.	15,600	3,247,608

COMMON STOCKS (continued)	Shares	Value

Health Care Providers & Services (cont’d.)
CVS Health Corp.	56,483	$3,857,789
DaVita, Inc.*(a)	3,300	387,420
Fresenius Medical Care AG & Co. KGaA (Germany)	2,017	170,893
Fresenius SE & Co. KGaA (Germany)	5,603	263,713
HCA Healthcare, Inc.	11,600	1,907,736
Henry Schein, Inc.*	6,000	401,160
Humana, Inc.	5,750	2,359,052
Laboratory Corp. of America Holdings*	4,200	854,910
McKesson Corp.	7,030	1,222,658
Medipal Holdings Corp. (Japan)	10,800	202,712
Quest Diagnostics, Inc.	6,000	715,020
Sonic Healthcare Ltd. (Australia)	839	20,795
UnitedHealth Group, Inc.	40,860	14,328,785
Universal Health Services, Inc. (Class B Stock)	3,400	467,500

		36,621,263

Health Care Technology — 0.0%
Cerner Corp.	13,100	1,028,088
M3, Inc. (Japan)	400	37,828

		1,065,916

Hotels, Restaurants & Leisure — 0.9%
Carnival Corp.	25,900	560,994
Chipotle Mexican Grill, Inc.*	1,270	1,761,122
Darden Restaurants, Inc.	5,450	649,204
Domino’s Pizza, Inc.	1,800	690,228
Evolution Gaming Group AB (Sweden), 144A	1,181	120,442
Hilton Worldwide Holdings, Inc.	11,800	1,312,868
La Francaise des Jeux SAEM (France), 144A	4,316	198,725
Las Vegas Sands Corp.	14,200	846,320
Marriott International, Inc. (Class A Stock)	11,528	1,520,774
McDonald’s Corp.	32,200	6,909,476
McDonald’s Holdings Co. Japan Ltd. (Japan)	1,500	72,745
MGM Resorts International	15,900	501,009
Norwegian Cruise Line Holdings Ltd.*(a)	11,600	294,988
Royal Caribbean Cruises Ltd.	7,600	567,644
Starbucks Corp.	50,500	5,402,490
Tabcorp Holdings Ltd. (Australia)	7,236	21,854
Wynn Resorts Ltd.	4,000	451,320
Yum! Brands, Inc.	13,000	1,411,280

		23,293,483

Household Durables — 0.2%
Barratt Developments PLC (United Kingdom)*	1,968	18,125
Berkeley Group Holdings PLC (United Kingdom)	2,970	192,279
D.R. Horton, Inc.	14,200	978,664
Electrolux AB (Sweden) (Class B Stock)	800	18,617
Garmin Ltd.	6,500	777,790

SEE NOTES TO FINANCIAL STATEMENTS.

A6

CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Household Durables (cont’d.)
Husqvarna AB (Sweden) (Class B Stock)	19,351	$251,353
Iida Group Holdings Co. Ltd. (Japan)	5,800	117,232
Leggett & Platt, Inc.	5,400	239,220
Lennar Corp. (Class A Stock)	11,700	891,891
Mohawk Industries, Inc.*	2,540	358,013
Newell Brands, Inc.	15,914	337,854
NVR, Inc.*	160	652,778
Persimmon PLC (United Kingdom)	2,716	103,019
PulteGroup, Inc.	11,422	492,517
Rinnai Corp. (Japan)	100	11,624
Sekisui House Ltd. (Japan)	1,100	22,388
Sony Corp. (Japan)	3,800	382,231
Taylor Wimpey PLC (United Kingdom)*	7,050	16,058
Whirlpool Corp.(a)	2,726	492,016

		6,353,669

Household Products — 0.8%
Church & Dwight Co., Inc.	10,500	915,915
Clorox Co. (The)(a)	5,400	1,090,368
Colgate-Palmolive Co.	37,000	3,163,870
Essity AB (Sweden) (Class B Stock)	1,153	37,123
Henkel AG & Co. KGaA (Germany)	198	19,100
Kimberly-Clark Corp.	14,800	1,995,484
Procter & Gamble Co. (The)	106,625	14,835,802
Reckitt Benckiser Group PLC (United Kingdom)	1,407	126,207
Unicharm Corp. (Japan)	700	33,195

		22,217,064

Independent Power & Renewable Electricity Producers — 0.0%
AES Corp. (The)	26,400	620,400
Electric Power Development Co. Ltd. (Japan)	4,500	62,090

		682,490

Industrial Conglomerates — 0.6%
3M Co.	24,900	4,352,271
CK Hutchison Holdings Ltd. (United Kingdom)	5,000	34,876
DCC PLC (United Kingdom)	628	44,487
General Electric Co.	373,330	4,031,964
Honeywell International, Inc.	30,212	6,426,092
Roper Technologies, Inc.	4,520	1,948,527
Siemens AG (Germany)	173	25,293

		16,863,510

Insurance — 0.9%
Admiral Group PLC (United Kingdom)	350	13,906
Aflac, Inc.	27,400	1,218,478
Ageas SA/NV (Belgium)	4,320	230,445
AIA Group Ltd. (Hong Kong)	7,000	86,200
Allianz SE (Germany)	809	198,592
Allstate Corp. (The)	13,000	1,429,090
American International Group, Inc.	36,539	1,383,367
Aon PLC (Class A Stock)(a)	10,000	2,112,700
Arthur J. Gallagher & Co.	8,300	1,026,793
Assicurazioni Generali SpA (Italy)	5,221	91,161

COMMON STOCKS (continued)	Shares	Value
Insurance (cont’d.)
Assurant, Inc.	2,500	$340,550
Aviva PLC (United Kingdom)	28,010	125,071
AXA SA (France)	1,450	34,967
Chubb Ltd.	19,486	2,999,285
Cincinnati Financial Corp.	6,437	562,401
CNP Assurances (France)*	1,739	28,292
Everest Re Group Ltd.	1,840	430,726
Gjensidige Forsikring ASA (Norway)	705	15,853
Globe Life, Inc.	4,325	410,702
Hartford Financial Services Group, Inc. (The)	15,000	734,700
Japan Post Holdings Co. Ltd. (Japan)	1,100	8,571
Japan Post Insurance Co. Ltd. (Japan)	9,100	186,718
Lincoln National Corp.	6,818	343,014
Loews Corp.	9,775	440,071
Marsh & McLennan Cos., Inc.	21,700	2,538,900
MetLife, Inc.	32,150	1,509,443
NN Group NV (Netherlands)	6,032	262,997
Poste Italiane SpA (Italy), 144A	1,854	18,902
Principal Financial Group, Inc.	10,900	540,749
Progressive Corp. (The)	25,300	2,501,664
Sampo OYJ (Finland) (Class A Stock)	905	38,302
Sompo Holdings, Inc. (Japan)	600	24,266
Swiss Life Holding AG (Switzerland)	178	83,286
T&D Holdings, Inc. (Japan)	2,000	23,643
Travelers Cos., Inc. (The)	10,935	1,534,946
Tryg A/S (Denmark)	434	13,605
Unum Group	6,610	151,633
W.R. Berkley Corp.	5,700	378,594
Willis Towers Watson PLC	5,640	1,188,235
Zurich Insurance Group AG (Switzerland)	289	122,527

		25,383,345

Interactive Media & Services — 2.8%
Alphabet, Inc. (Class A Stock)*	12,990	22,766,793
Alphabet, Inc. (Class C Stock)*	12,503	21,903,756
Facebook, Inc. (Class A Stock)*	103,330	28,225,623
REA Group Ltd. (Australia)	100	11,546
SEEK Ltd. (Australia)	651	14,395
Twitter, Inc.*	33,900	1,835,685

		74,757,798

Internet & Direct Marketing Retail — 2.5%
Amazon.com, Inc.*	18,330	59,699,527
Booking Holdings, Inc.*	1,820	4,053,631
eBay, Inc.	27,700	1,391,925
Etsy, Inc.*	4,900	871,759
Expedia Group, Inc.	6,150	814,260
HelloFresh SE (Germany)*	136	10,526
Prosus NV (China)*	985	107,286
Zalando SE (Germany), 144A*	282	31,803
ZOZO, Inc. (Japan)	400	9,873

		66,990,590

IT Services — 2.8%
Accenture PLC (Class A Stock)	27,300	7,131,033
Adyen NV (Netherlands), 144A*	37	86,331

SEE NOTES TO FINANCIAL STATEMENTS.

A7

CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
IT Services (cont’d.)
Afterpay Ltd. (Australia)*	675	$62,059
Akamai Technologies, Inc.*(a)	7,000	734,930
Atos SE (France)*	335	30,401
Automatic Data Processing, Inc.	18,600	3,277,320
Bechtle AG (Germany)	126	27,576
Broadridge Financial Solutions, Inc.	5,000	766,000
Capgemini SE (France)	319	49,675
Cognizant Technology Solutions Corp. (Class A Stock)	22,700	1,860,265
Computershare Ltd. (Australia)	969	10,948
DXC Technology Co.	10,928	281,396
Fidelity National Information Services, Inc.	26,800	3,791,128
Fiserv, Inc.*	24,000	2,732,640
FleetCor Technologies, Inc.*	3,600	982,188
Fujitsu Ltd. (Japan)	1,900	274,934
Gartner, Inc.*	3,900	624,741
Global Payments, Inc.	12,977	2,795,505
GMO Payment Gateway, Inc. (Japan)	100	13,413
International Business Machines Corp.	38,500	4,846,380
Jack Henry & Associates, Inc.	3,500	566,965
Leidos Holdings, Inc.	5,700	599,184
Mastercard, Inc. (Class A Stock)	37,800	13,492,332
NEC Corp. (Japan)	500	26,838
Nomura Research Institute Ltd. (Japan)	2,100	75,150
Obic Co. Ltd. (Japan)	100	20,100
Paychex, Inc.	13,800	1,285,884
PayPal Holdings, Inc.*	50,200	11,756,840
VeriSign, Inc.*	4,300	930,520
Visa, Inc. (Class A Stock)(a)	72,800	15,923,544
Western Union Co. (The)	17,610	386,364

		75,442,584

Leisure Products — 0.0%
Hasbro, Inc.	5,700	533,178
Shimano, Inc. (Japan)	300	70,090

		603,268

Life Sciences Tools & Services — 0.6%
Agilent Technologies, Inc.	13,314	1,577,576
Bio-Rad Laboratories, Inc. (Class A Stock)*	1,000	582,940
Illumina, Inc.*	6,300	2,331,000
IQVIA Holdings, Inc.*	8,300	1,487,111
Mettler-Toledo International, Inc.*	1,100	1,253,648
PerkinElmer, Inc.	4,900	703,150
Sartorius Stedim Biotech (France)	55	19,661
Thermo Fisher Scientific, Inc.	17,040	7,936,891
Waters Corp.*	2,800	692,776

		16,584,753

Machinery — 0.9%
Amada Co. Ltd. (Japan)	1,200	13,186
Atlas Copco AB (Sweden) (Class B Stock)	754	33,677
Caterpillar, Inc.	23,400	4,259,268
Cummins, Inc.	6,400	1,453,440
Deere & Co.	13,580	3,653,699

COMMON STOCKS (continued)	Shares	Value
Machinery (cont’d.)
Dover Corp.	6,400	$808,000
Epiroc AB (Sweden) (Class A Stock)	7,936	143,576
Epiroc AB (Sweden) (Class B Stock)	1,360	22,882
FANUC Corp. (Japan)	400	98,703
Flowserve Corp.	5,500	202,675
Fortive Corp.	14,250	1,009,185
GEA Group AG (Germany)	561	20,142
IDEX Corp.	3,210	639,432
Illinois Tool Works, Inc.	12,500	2,548,500
Ingersoll Rand, Inc.*	14,600	665,176
Knorr-Bremse AG (Germany)	168	22,968
Kone OYJ (Finland) (Class B Stock)	1,346	109,328
Kubota Corp. (Japan)	1,900	41,499
Kurita Water Industries Ltd. (Japan)	1,100	42,109
Makita Corp. (Japan)	400	20,041
MINEBEA MITSUMI, Inc. (Japan)	700	13,904
Nabtesco Corp. (Japan)	400	17,582
Otis Worldwide Corp.	17,601	1,188,948
PACCAR, Inc.	14,943	1,289,282
Parker-Hannifin Corp.	5,565	1,515,962
Pentair PLC	6,577	349,173
Schindler Holding AG (Switzerland)	71	19,371
SKF AB (Sweden) (Class B Stock)	750	19,491
SMC Corp. (Japan)	100	61,087
Snap-on, Inc.	2,400	410,736
Spirax-Sarco Engineering PLC (United Kingdom)	141	21,860
Stanley Black & Decker, Inc.	6,897	1,231,528
Techtronic Industries Co. Ltd. (Hong Kong)	12,000	171,835
Volvo AB (Sweden) (Class B Stock)*	2,897	68,271
Westinghouse Air Brake Technologies Corp.	7,951	582,013
Xylem, Inc.	7,800	793,962

		23,562,491

Marine — 0.0%
AP Moller - Maersk A/S (Denmark) (Class A Stock)	6	12,469
AP Moller - Maersk A/S (Denmark) (Class B Stock)	44	98,578
Kuehne + Nagel International AG (Switzerland)	102	23,444

		134,491

Media — 0.7%
Charter Communications, Inc. (Class A Stock)*	6,340	4,194,227
Comcast Corp. (Class A Stock)	195,780	10,258,872
Discovery, Inc. (Class A Stock)*(a)	6,000	180,540
Discovery, Inc. (Class C Stock)*	11,300	295,947
DISH Network Corp. (Class A Stock)*	9,017	291,610
Fox Corp. (Class A Stock)	14,200	413,504
Fox Corp. (Class B Stock)	6,633	191,561
Interpublic Group of Cos., Inc. (The)	16,431	386,457
News Corp. (Class A Stock)	16,175	290,665
News Corp. (Class B Stock)	4,800	85,296
Omnicom Group, Inc.	9,300	580,041
Publicis Groupe SA (France)	420	21,010

SEE NOTES TO FINANCIAL STATEMENTS.

A8

CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Media (cont’d.)
ViacomCBS, Inc. (Class B Stock)(a)	23,830	$887,906
WPP PLC (United Kingdom)	8,318	90,735

		18,168,371

Metals & Mining — 0.2%
Anglo American PLC (South Africa)	2,413	80,368
Antofagasta PLC (Chile)	750	14,739
ArcelorMittal SA (Luxembourg)*	1,355	31,720
BHP Group Ltd. (Australia)	5,616	183,529
BHP Group PLC (Australia)	11,455	301,927
BlueScope Steel Ltd. (Australia)	987	13,279
Boliden AB (Sweden)	2,553	90,812
Fortescue Metals Group Ltd. (Australia)	17,179	311,541
Freeport-McMoRan, Inc.	60,888	1,584,306
Newcrest Mining Ltd. (Australia)	1,513	29,957
Newmont Corp.	34,700	2,078,183
Norsk Hydro ASA (Norway)	2,565	11,928
Nucor Corp.	12,900	686,151
Rio Tinto Ltd. (Australia)	705	62,177
Rio Tinto PLC (Australia)	5,305	397,929
Sumitomo Metal Mining Co. Ltd. (Japan)	400	17,850

		5,896,396

Multiline Retail — 0.3%
Dollar General Corp.	10,500	2,208,150
Dollar Tree, Inc.*	10,265	1,109,031
Next PLC (United Kingdom)*	246	23,911
Target Corp.	21,500	3,795,395
Wesfarmers Ltd. (Australia)	5,196	202,416

		7,338,903

Multi-Utilities — 0.4%
AGL Energy Ltd. (Australia)	2,317	21,368
Ameren Corp.	10,700	835,242
CenterPoint Energy, Inc.	22,500	486,900
CMS Energy Corp.	12,300	750,423
Consolidated Edison, Inc.	14,300	1,033,461
Dominion Energy, Inc.	35,015	2,633,128
DTE Energy Co.	8,300	1,007,703
NiSource, Inc.	15,200	348,688
Public Service Enterprise Group, Inc.	21,500	1,253,450
Sempra Energy	12,519	1,595,046
WEC Energy Group, Inc.	13,613	1,252,804

		11,218,213

Oil, Gas & Consumable Fuels — 1.1%
Apache Corp.	13,914	197,440
Cabot Oil & Gas Corp.	17,000	276,760
Chevron Corp.	82,522	6,968,983
Concho Resources, Inc.	7,700	449,295
ConocoPhillips	45,077	1,802,629
Devon Energy Corp.	13,500	213,435
Diamondback Energy, Inc.	6,800	329,120
ENEOS Holdings, Inc. (Japan)	10,800	38,692
EOG Resources, Inc.	24,800	1,236,776
Equinor ASA (Norway)	3,481	58,598
Exxon Mobil Corp.	181,299	7,473,145

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (cont’d.)
Hess Corp.	11,300	$596,527
HollyFrontier Corp.	5,400	139,590
Inpex Corp. (Japan)	1,900	10,258
Kinder Morgan, Inc.	81,898	1,119,546
Koninklijke Vopak NV (Netherlands)	256	13,508
Lundin Energy AB (Sweden)	5,203	140,955
Marathon Oil Corp.	28,782	191,976
Marathon Petroleum Corp.	27,619	1,142,322
Neste OYJ (Finland)	1,415	102,457
Occidental Petroleum Corp.	33,704	583,416
OMV AG (Austria)	6,338	256,067
ONEOK, Inc.	17,500	671,650
Origin Energy Ltd. (Australia)	3,423	12,564
Phillips 66	18,638	1,303,542
Pioneer Natural Resources Co.	6,950	791,535
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	7,908	139,747
Santos Ltd. (Australia)	3,381	16,398
TOTAL SE (France)	4,821	208,014
Valero Energy Corp.	17,500	989,975
Washington H Soul Pattinson & Co. Ltd. (Australia)	3,510	81,629
Williams Cos., Inc. (The)	50,300	1,008,515

		28,565,064

Paper & Forest Products — 0.0%
Mondi PLC (United Kingdom)	938	22,148

Personal Products — 0.1%
Estee Lauder Cos., Inc. (The) (Class A Stock)	9,800	2,608,662
L’Oreal SA (France)	351	133,485
Unilever PLC (United Kingdom)	7,451	448,832

		3,190,979

Pharmaceuticals — 2.1%
Astellas Pharma, Inc. (Japan)	3,400	52,529
AstraZeneca PLC (United Kingdom)	825	83,497
Bayer AG (Germany)	832	49,174
Bristol-Myers Squibb Co.	97,370	6,039,861
Catalent, Inc.*	7,000	728,490
Chugai Pharmaceutical Co. Ltd. (Japan)	3,300	176,336
Eli Lilly & Co.	34,300	5,791,212
GlaxoSmithKline PLC (United Kingdom)	20,929	384,894
Hikma Pharmaceuticals PLC (Jordan)	512	17,668
Johnson & Johnson	113,158	17,808,806
Merck & Co., Inc.	108,533	8,877,999
Novartis AG (Switzerland)	5,936	561,512
Novo Nordisk A/S (Denmark) (Class B Stock)	6,084	422,424
Ono Pharmaceutical Co. Ltd. (Japan)	1,400	42,190
Orion OYJ (Finland) (Class B Stock)	2,255	103,530
Otsuka Holdings Co. Ltd. (Japan)	3,300	141,280
Perrigo Co. PLC	5,100	228,072
Pfizer, Inc.	238,870	8,792,805
Roche Holding AG (Switzerland)	1,399	489,662
Sanofi (France)	4,258	411,902

SEE NOTES TO FINANCIAL STATEMENTS.

A9

CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals (cont’d.)
Shionogi & Co. Ltd. (Japan)	500	$27,341
Viatris, Inc.*	49,686	931,116
Zoetis, Inc.	20,500	3,392,750

		55,555,050

Professional Services — 0.2%
Adecco Group AG (Switzerland)	1,620	108,705
Equifax, Inc.	5,200	1,002,768
Experian PLC (United Kingdom)	5,427	206,169
IHS Markit Ltd.	16,100	1,446,263
Nielsen Holdings PLC	13,200	275,484
Nihon M&A Center, Inc. (Japan)	300	20,100
Persol Holdings Co. Ltd. (Japan)	600	10,832
Randstad NV (Netherlands)*	414	27,149
Robert Half International, Inc.	4,700	293,656
Teleperformance (France)	90	30,059
Verisk Analytics, Inc.	7,000	1,453,130

		4,874,315

Real Estate Management & Development — 0.0%
Aroundtown SA (Germany)	3,861	28,995
CBRE Group, Inc. (Class A Stock)*	14,400	903,168
CK Asset Holdings Ltd. (Hong Kong)	4,500	23,085
Daito Trust Construction Co. Ltd. (Japan)	100	9,348
Deutsche Wohnen SE (Germany)	665	35,597
Henderson Land Development Co. Ltd. (Hong Kong)	6,000	23,439
Mitsubishi Estate Co. Ltd. (Japan)	2,300	36,883
Sino Land Co. Ltd. (Hong Kong)	4,000	5,202
Sumitomo Realty & Development Co. Ltd. (Japan)	600	18,469
Swire Properties Ltd. (Hong Kong)	4,200	12,228
Vonovia SE (Germany)	605	44,309

		1,140,723

Road & Rail — 0.5%
CSX Corp.	33,000	2,994,750
J.B. Hunt Transport Services, Inc.	3,600	491,940
Kansas City Southern	4,000	816,520
Norfolk Southern Corp.	11,100	2,637,471
Old Dominion Freight Line, Inc.	4,265	832,443
Union Pacific Corp.	28,960	6,030,051

		13,803,175

Semiconductors & Semiconductor Equipment — 2.6%
Advanced Micro Devices, Inc.*	50,700	4,649,697
Analog Devices, Inc.	15,958	2,357,475
Applied Materials, Inc.	39,400	3,400,220
ASML Holding NV (Netherlands)	382	187,748
Broadcom, Inc.	17,560	7,688,646
Intel Corp.	176,100	8,773,302
KLA Corp.	6,750	1,747,643
Lam Research Corp.	6,370	3,008,360
Maxim Integrated Products, Inc.	11,500	1,019,475
Microchip Technology, Inc.	11,100	1,533,021
Micron Technology, Inc.*	48,000	3,608,640
NVIDIA Corp.	26,690	13,937,518

COMMON STOCKS (continued)	Shares	Value
Semiconductors & Semiconductor Equipment (cont’d.)
Qorvo, Inc.*	5,007	$832,514
QUALCOMM, Inc.	48,600	7,403,724
Renesas Electronics Corp. (Japan)*	1,500	15,794
Skyworks Solutions, Inc.	7,200	1,100,736
STMicroelectronics NV (Switzerland)	5,776	214,231
Teradyne, Inc.	7,400	887,186
Texas Instruments, Inc.	39,600	6,499,548
Tokyo Electron Ltd. (Japan)	900	336,124
Xilinx, Inc.	10,500	1,488,585

		70,690,187

Software — 4.3%
Adobe, Inc.*	20,770	10,387,492
ANSYS, Inc.*	3,700	1,346,060
Autodesk, Inc.*	9,500	2,900,730
Cadence Design Systems, Inc.*	12,100	1,650,803
Check Point Software Technologies Ltd. (Israel)*(a)	1,800	239,238
Citrix Systems, Inc.	5,400	702,540
Fortinet, Inc.*	5,700	846,621
Intuit, Inc.	11,380	4,322,693
Microsoft Corp.	325,020	72,290,949
NortonLifeLock, Inc.	24,178	502,419
Oracle Corp.	81,500	5,272,235
Paycom Software, Inc.*	2,220	1,003,995
salesforce.com, Inc.*	39,350	8,756,556
SAP SE (Germany)	536	71,081
ServiceNow, Inc.*	8,370	4,607,099
Synopsys, Inc.*	6,600	1,710,984
Trend Micro, Inc. (Japan)*	300	17,284
Tyler Technologies, Inc.*	1,750	763,910
Xero Ltd. (New Zealand)*	235	26,777

		117,419,466

Specialty Retail — 1.1%
Advance Auto Parts, Inc.	3,100	488,281
AutoZone, Inc.*	1,000	1,185,440
Best Buy Co., Inc.	9,925	990,416
CarMax, Inc.*(a)	6,900	651,774
Gap, Inc. (The)	7,000	141,330
Home Depot, Inc. (The)	46,350	12,311,487
Industria de Diseno Textil SA (Spain)	249	7,948
JD Sports Fashion PLC (United Kingdom)*	20,566	241,874
Kingfisher PLC (United Kingdom)*	22,998	85,040
L Brands, Inc.	9,106	338,652
Lowe’s Cos., Inc.	31,500	5,056,065
Nitori Holdings Co. Ltd. (Japan)	300	62,872
O’Reilly Automotive, Inc.*	3,200	1,448,224
Ross Stores, Inc.	15,400	1,891,274
Shimamura Co. Ltd. (Japan)	100	10,505
Tiffany&Co.	4,720	620,444
TJX Cos., Inc. (The)	51,800	3,537,422
Tractor Supply Co.	4,900	688,842
Ulta Beauty, Inc.*	2,400	689,184
Yamada Holdings Co. Ltd. (Japan)	2,300	12,236

		30,459,310

SEE NOTES TO FINANCIAL STATEMENTS.

A10

CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Shares	Value

COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals — 3.5%
Apple, Inc.	685,940	$91,017,379
Brother Industries Ltd. (Japan)	400	8,239
FUJIFILM Holdings Corp. (Japan)	600	31,603
Hewlett Packard Enterprise Co.	51,148	606,104
HP, Inc.	57,148	1,405,269
Logitech International SA (Switzerland)	2,573	252,579
NetApp, Inc.	9,900	655,776
Seagate Technology PLC(a)	9,200	571,872
Western Digital Corp.	12,103	670,385
Xerox Holdings Corp.	5,490	127,313

		95,346,519

Textiles, Apparel & Luxury Goods — 0.4%
Hanesbrands, Inc.	12,500	182,250
LVMH Moet Hennessy Louis Vuitton SE (France)	414	258,448
NIKE, Inc. (Class B Stock)	53,800	7,611,086
Pandora A/S (Denmark)	319	35,853
PVH Corp.	2,800	262,892
Ralph Lauren Corp.	1,800	186,732
Swatch Group AG (The) (Switzerland)	77	4,074
Tapestry, Inc.	10,900	338,772
Under Armour, Inc. (Class A Stock)*	7,500	128,775
Under Armour, Inc. (Class C Stock)*	7,374	109,725
VF Corp.	13,800	1,178,658

		10,297,265

Tobacco — 0.4%
Altria Group, Inc.	79,000	3,239,000
British American Tobacco PLC (United Kingdom)	10,470	389,403
Imperial Brands PLC (United Kingdom)	4,124	87,044
Japan Tobacco, Inc. (Japan)	12,300	250,551
Philip Morris International, Inc.	66,700	5,522,093
Swedish Match AB (Sweden)	315	24,470

		9,512,561

Trading Companies & Distributors — 0.1%
Ashtead Group PLC (United Kingdom)	860	40,368
Brenntag AG (Germany)	3,236	251,327
Bunzl PLC (United Kingdom)	1,184	39,579
Fastenal Co.	24,800	1,210,984
Ferguson PLC	2,136	260,083
ITOCHU Corp. (Japan)	2,500	71,933
Marubeni Corp. (Japan)	9,400	62,654
Mitsubishi Corp. (Japan)	2,500	61,670
Mitsui & Co. Ltd. (Japan)	13,000	238,408
MonotaRO Co. Ltd. (Japan)	200	10,186
United Rentals, Inc.*	3,300	765,303
W.W. Grainger, Inc.	2,040	833,013

		3,845,508

Water Utilities — 0.1%
American Water Works Co., Inc.	7,900	1,212,413

Wireless Telecommunication Services — 0.2%
KDDI Corp. (Japan)	3,300	98,098
SoftBank Corp. (Japan)	18,200	227,908
SoftBank Group Corp. (Japan)	3,000	234,925

	Shares	Value

COMMON STOCKS (continued)
Wireless Telecommunication Services (cont’d.)
T-Mobile US, Inc.*	25,100	$3,384,735
Vodafone Group PLC (United Kingdom)	52,345	86,587

		4,032,253

TOTAL COMMON STOCKS
(cost $356,539,551)		1,389,024,052

EXCHANGE-TRADED FUNDS — 0.4%
iShares Core S&P 500 ETF(a)	27,350	10,266,916
iShares MSCI EAFE ETF	1,659	121,041

TOTAL EXCHANGE-TRADED FUNDS
(cost $6,845,066)		10,387,957

PREFERRED STOCKS — 0.0%
Automobiles — 0.0%
Bayerische Motoren Werke AG (Germany) (PRFC)	75	5,038
Volkswagen AG (Germany) (PRFC)	366	68,555

		73,593

Banks — 0.0%
Citigroup Capital XIII, 6.638%, Maturing 10/30/40	20,000	570,000

Capital Markets — 0.0%
State Street Corp. 5.350%, Series G(rr)	30,000	868,800

Household Products — 0.0%
Henkel AG & Co. KGaA (Germany) (PRFC)	797	89,805

TOTAL PREFERRED STOCKS
(cost $1,380,391)		1,602,198

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 6.9%
Automobiles — 1.9%
AmeriCredit Automobile Receivables Trust,
Series 2018-01, Class C
3.500%	01/18/24	1,200	1,243,160
Series 2019-01, Class B
3.130%	02/18/25	600	621,000
Series 2019-01, Class C
3.360%	02/18/25	700	737,130
Series 2019-02, Class C
2.740%	04/18/25	1,400	1,458,182
Series 2019-03, Class C
2.320%	07/18/25	2,300	2,382,785
Series 2020-02, Class C
1.480%	02/18/26	400	405,412
Series 2020-03, Class C
1.060%	08/18/26	700	702,943
Avis Budget Rental Car Funding AESOP LLC,
Series 2018-02A, Class A, 144A
4.000%	03/20/25	1,100	1,191,839
Series 2019-02A, Class A, 144A
3.350%	09/22/25	2,000	2,135,451

SEE NOTES TO FINANCIAL STATEMENTS.

A11

CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Series 2019-03A, Class A, 144A
2.360%	03/20/26		2,700	$2,815,087
Series 2020-01A, Class A, 144A
2.330%	08/20/26		1,300	1,341,603
Ford Auto Securitization Trust (Canada),
Series 2019-BA, Class A2, 144A
2.321%	10/15/23	CAD	1,551	1,233,790
Ford Credit Auto Owner Trust,
Series 2018-01, Class A, 144A
3.190%	07/15/31		2,700	2,966,941
Series 2018-02, Class A, 144A
3.470%	01/15/30		2,200	2,359,051
Series 2019-01, Class A, 144A
3.520%	07/15/30		3,300	3,599,011
Series 2020-01, Class A, 144A
2.040%	08/15/31		2,500	2,635,541
Series 2020-02, Class A, 144A
1.060%	04/15/33		4,400	4,442,148
Ford Credit Floorplan Master Owner Trust,
Series 2017-03, Class A
2.480%	09/15/24		1,400	1,451,117
Series 2018-02, Class A
3.170%	03/15/25		8,200	8,692,483
GM Financial Consumer Automobile Receivables Trust,
Series 2018-04, Class C
3.620%	06/17/24		300	315,449
OneMain Direct Auto Receivables Trust,
Series 2018-01A, Class A, 144A
3.430%	12/16/24		2,261	2,283,422
Series 2019-01A, Class A, 144A
3.630%	09/14/27		3,600	3,953,109
Santander Drive Auto Receivables Trust,
Series 2020-02, Class C
1.460%	09/15/25		600	607,956
Series 2020-03, Class C
1.120%	01/15/26		1,800	1,814,357
Series 2020-04, Class C
1.010%	01/15/26		1,100	1,104,792

				52,493,759

Collateralized Loan Obligations — 3.2%
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2019-11A, Class A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)
1.606%(c)	07/22/32		2,500	2,499,635
ArrowMark Colorado Holdings (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)
1.517%(c)	07/15/29		500	499,412
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-IIA, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.487%(c)	07/15/29		1,000	999,466
Brookside Mill CLO Ltd. (Cayman Islands),
Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 0.820% (Cap N/A, Floor 0.000%)
1.038%(c)	01/17/28		840	835,182

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Canyon Capital CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AS, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.487%(c)	04/15/29	2,500	$2,499,995
CBAM Ltd. (Cayman Islands),
Series 2019-11A, Class A1, 144A, 3 Month LIBOR + 1.360% (Cap N/A, Floor 1.360%)
1.578%(c)	10/20/32	4,000	4,006,001
CIFC Funding Ltd. (Cayman Islands),
Series 2014-05A, Class A1R2, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.418%(c)	10/17/31	7,000	6,979,417
Galaxy CLO Ltd. (Cayman Islands),
Series 2018-29A, Class A, 144A, 3 Month LIBOR + 0.790% (Cap N/A, Floor 0.000%)
1.011%(c)	11/15/26	664	662,203
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
1.247%(c)	04/15/31	1,000	995,081
HPS Loan Management Ltd. (Cayman Islands),
Series 15A-19, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)
1.536%(c)	07/22/32	2,500	2,508,344
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.225%(c)	02/05/31	248	247,074
ICG US CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
1.358%(c)	10/19/28	7,000	6,993,085
Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)
1.489%(c)	10/23/29	1,250	1,249,996
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.470% (Cap N/A, Floor 1.470%)
1.688%(c)	04/20/32	4,750	4,747,275
Jefferson Mill CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 1.175% (Cap N/A, Floor 0.000%)
1.393%(c)	10/20/31	4,237	4,211,307
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
1.329%(c)	04/21/31	3,468	3,443,334
Mountain View CLO Ltd. (Cayman Islands),
Series 2015-09A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)
1.357%(c)	07/15/31	2,500	2,487,571
Ocean Trails CLO Ltd. (Cayman Islands),
Series 2019-07A, Class A1, 144A, 3 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.618%(c)	04/17/30	1,750	1,746,168
OCP CLO Ltd. (Cayman Islands),
Series 2019-17A, Class A1, 144A, 3 Month LIBOR + 1.330% (Cap N/A, Floor 1.330%)
1.548%(c)	07/20/32	7,000	7,003,269

SEE NOTES TO FINANCIAL STATEMENTS.

A12

CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A1S, 144A, 3 Month LIBOR + 1.080%
1.298%(c)	04/17/31	2,956	$2,942,606
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.464%(c)	10/30/30	742	740,046
Series 2019-24A, Class A1A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 0.000%)
1.608%(c)	07/20/32	2,500	2,496,336
Palmer Square CLO Ltd. (Cayman Islands),
Series 2015-02A, Class A1R2, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
1.318%(c)	07/20/30	5,000	4,994,406
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)
1.441%(c)	11/14/29	500	499,148
Telos CLO Ltd. (Cayman Islands),
Series 2013-03A, Class AR, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
1.518%(c)	07/17/26	693	693,340
TIAA CLO Ltd. (Cayman Islands),
Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)
1.418%(c)	07/20/31	1,750	1,749,378
Trimaran Cavu Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.460% (Cap N/A, Floor 1.460%)
1.678%(c)	07/20/32	7,500	7,489,054
Trinitas CLO Ltd. (Cayman Islands),
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)
1.425%(c)	01/25/31	1,750	1,744,377
Venture CLO Ltd. (Cayman Islands),
Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880% (Cap N/A, Floor 0.000%)
1.117%(c)	07/15/27	731	730,324
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.368%(c)	01/17/31	2,000	1,988,343
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.418%(c)	10/20/31	3,750	3,731,204
York CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)
1.566%(c)	07/22/32	2,000	2,006,458
Zais CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 0.000%)
1.607%(c)	07/15/29	1,214	1,204,193

			87,623,028

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Consumer Loans — 0.2%
OneMain Financial Issuance Trust,
Series 2017-01A, Class A2, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
0.954%(c)	09/14/32	488	$488,710
Series 2020-01A, Class A, 144A
3.840%	05/14/32	800	843,740
Series 2020-02A, Class A, 144A
1.750%	09/14/35	1,400	1,425,095
Oportun Funding LLC,
Series 2018-C, Class A, 144A
4.100%	10/08/24	1,100	1,117,702
Series 2018-D, Class A, 144A
4.150%	12/09/24	800	813,935

			4,689,182

Equipment — 0.2%
MMAF Equipment Finance LLC,
Series 2017-B, Class A5, 144A
2.720%	06/15/40	2,100	2,164,920
Series 2018-A, Class A5, 144A
3.610%	03/10/42	500	536,595
Series 2019-A, Class A5, 144A
3.080%	11/12/41	1,600	1,717,345
Series 2019-B, Class A5, 144A
2.290%	11/12/41	1,600	1,698,026

			6,116,886

Home Equity Loans — 0.0%
CDC Mortgage Capital Trust,
Series 2002-HE03, Class M1, 1 Month LIBOR + 1.650% (Cap N/A, Floor 1.650%)
1.798%(c)	03/25/33	54	55,052
Morgan Stanley Dean Witter Capital I, Inc. Trust,
Series 2002-HE01, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.048%(c)	07/25/32	7	7,086

			62,138

Other — 0.2%
Sierra Timeshare Receivables Funding LLC,
Series 2018-02A, Class A, 144A
3.500%	06/20/35	671	696,590
Series 2019-02A, Class A, 144A
2.590%	05/20/36	1,042	1,076,517
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)
2.948%(c)	06/25/24	2,240	2,164,784

			3,937,891

Residential Mortgage-Backed Securities — 0.4%
Countrywide Asset-Backed Certificates,
Series 2004-01, Class M1, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
0.898%(c)	03/25/34	370	368,594

SEE NOTES TO FINANCIAL STATEMENTS.

A13

CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
Credit Suisse Mortgage Trust,
Series 2018-RPL08, Class A1, 144A
4.125%(cc)	07/25/58	975	$978,427
Series 2020-11R, Class 1A1, 144A
2.303%	04/25/38^	1,605	1,605,000
Legacy Mortgage Asset Trust,
Series 2019-GS02, Class A1, 144A
3.750%	01/25/59	148	148,857
Series 2019-GS04, Class A1, 144A
3.438%	05/25/59	915	919,267
Series 2019-SL01, Class A, 144A
4.000%(cc)	12/28/54	91	92,345
Long Beach Mortgage Loan Trust,
Series 2004-02, Class M1, 1 Month LIBOR + 0.795% (Cap N/A, Floor 0.795%)
0.943%(c)	06/25/34	143	139,530
Mill City Mortgage Loan Trust,
Series 2017-03, Class A1, 144A
2.750%(cc)	01/25/61	937	960,995
TFS (Spain),
Series 2018-03, Class A1, 1 Month EURIBOR + 2.900%
2.900%(c)	04/16/23	EUR 1,740	1,913,103
Towd Point Mortgage Trust,
Series 2017-05, Class A1, 144A, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.000%)
0.748%(c)	02/25/57	1,448	1,443,164
Series 2020-04, Class A1, 144A
1.750%	10/25/60	976	998,153

			9,567,435

Student Loans — 0.8%
Commonbond Student Loan Trust,
Series 2017-BGS, Class A1, 144A
2.680%	09/25/42	1,034	1,060,709
Series 2018-AGS, Class A1, 144A
3.210%	02/25/44	778	807,651
Series 2018-CGS, Class A1, 144A
3.870%	02/25/46	254	262,497
Laurel Road Prime Student Loan Trust,
Series 2017-C, Class A2B, 144A
2.810%	11/25/42	625	636,332
Series 2018-B, Class A2FX, 144A
3.540%	05/26/43	1,065	1,089,621
Series 2019-A, Class A2FX, 144A
2.730%	10/25/48	730	747,327
Navient Private Education Refi Loan Trust,
Series 2018-A, Class A2, 144A
3.190%	02/18/42	2,137	2,179,418
Series 2018-CA, Class A2, 144A
3.520%	06/16/42	927	944,763
Series 2019-CA, Class A2, 144A
3.130%	02/15/68	1,400	1,442,403
Series 2019-EA, Class A2A, 144A
2.640%	05/15/68	1,500	1,546,209
Series 2020-BA, Class A2, 144A
2.120%	01/15/69	1,100	1,129,596

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (cont’d.)
SoFi Professional Loan Program LLC,
Series 2019-A, Class A2FX, 144A
3.690%	06/15/48	2,600	$2,709,839
Series 2019-B, Class A2FX, 144A
3.090%	08/17/48	1,400	1,446,625
Series 2019-C, Class A2FX, 144A
2.370%	11/16/48	1,629	1,692,289
SoFi Professional Loan Program Trust,
Series 2018-B, Class A2FX, 144A
3.340%	08/25/47	1,930	1,986,077
Series 2020-A, Class A2FX, 144A
2.540%	05/15/46	1,700	1,756,573

			21,437,929

TOTAL ASSET-BACKED SECURITIES (cost $182,492,601)			185,928,248

COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.8%
Assurant Commercial Mortgage Trust,
Series 2016-01A, Class AS, 144A
3.172%	05/15/49	3,100	3,295,378
Barclays Commercial Mortgage Securities Trust,
Series 2018-C02, Class A4
4.047%	12/15/51	3,850	4,475,968
Benchmark Mortgage Trust,
Series 2018-B03, Class A4
3.761%	04/10/51	3,600	4,106,933
CFCRE Commercial Mortgage Trust,
Series 2016-C04, Class A3
3.014%	05/10/58	2,500	2,679,123
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class A4
3.575%	05/10/47	974	1,028,398
Series 2016-C01, Class A3
2.944%	05/10/49	2,700	2,891,606
Series 2017-P07, Class A3
3.442%	04/14/50	4,000	4,503,940
Commercial Mortgage Trust,
Series 2014-CR15, Class A2
2.928%	02/10/47	590	588,299
Series 2014-CR18, Class A4
3.550%	07/15/47	1,998	2,165,070
Series 2014-LC17, Class A4
3.648%	10/10/47	5,000	5,410,790
CSAIL Commercial Mortgage Trust,
Series 2015-C04, Class A3
3.544%	11/15/48	2,483	2,723,218
Series 2017-C08, Class A3
3.127%	06/15/50	3,800	4,107,280
Fannie Mae-Aces,
Series 2015-M08, Class AB2
2.829%(cc)	01/25/25	684	731,374
FHLMC Multifamily Structured Pass-Through Certificates,
Series K020, Class X1, IO
1.345%(cc)	05/25/22	17,824	262,819
Series K021, Class X1, IO
1.404%(cc)	06/25/22	5,064	74,798

SEE NOTES TO FINANCIAL STATEMENTS.

A14

CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series K055, Class X1, IO
1.362%(cc)	03/25/26	4,535	$278,781
Series K064, Class AM
3.327%(cc)	03/25/27	4,200	4,786,535
Series K068, Class AM
3.315%	08/25/27	4,100	4,701,354
Series K069, Class AM
3.248%(cc)	09/25/27	750	854,919
Series K070, Class AM
3.364%	12/25/27	1,100	1,271,500
Series K075, Class AM
3.650%(cc)	02/25/28	2,550	2,996,898
Series K076, Class A2
3.900%	04/25/28	6,200	7,409,162
Series K076, Class AM
3.900%	04/25/28	1,825	2,160,582
Series K077, Class AM
3.850%(cc)	05/25/28	690	821,982
Series K080, Class AM
3.986%(cc)	07/25/28	5,150	6,169,593
Series K081, Class AM
3.900%(cc)	08/25/28	2,600	3,114,550
Series K086, Class AM
3.919%(cc)	12/25/28	800	960,228
Series K157, Class A2
3.990%(cc)	05/25/33	3,100	3,811,582
Series W5FX, Class AFX
3.214%(cc)	04/25/28	1,630	1,826,021
GS Mortgage Securities Trust,
Series 2015-GC28, Class A4
3.136%	02/10/48	3,000	3,207,220
Series 2015-GC34, Class A3
3.244%	10/10/48	4,715	5,026,648
Series 2016-GS03, Class A3
2.592%	10/10/49	4,200	4,482,292
Series 2016-GS04, Class A3
3.178%	11/10/49	4,000	4,335,102
Series 2020-GSA02, Class A4
1.721%	12/12/53	4,150	4,185,338
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class A4A1
3.408%	11/15/47	656	698,346
Series 2015-C27, Class A3A1
2.920%	02/15/48	4,326	4,649,080
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP06, Class A3
3.109%	07/15/50	5,581	5,866,247
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C02, Class A3A
2.881%	06/15/49	2,500	2,663,673
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class A4
2.694%	04/15/46	498	518,403
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C08, Class A3
2.863%	12/15/48	1,081	1,119,941

Interest Rate	Maturity Date		Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust,
Series 2015-UBS08, Class A3
3.540%	12/15/48		5,000	$5,408,896
Series 2016-UB11, Class A3
2.531%	08/15/49		6,300	6,686,976
Series 2019-H06, Class A3
3.158%	06/15/52		5,000	5,556,809
Series 2019-H07, Class A2
2.492%	07/15/52		9,400	9,841,926
UBS Commercial Mortgage Trust,
Series 2017-C02, Class ASB
3.264%	08/15/50		2,500	2,736,201
Series 2017-C05, Class A4
3.212%	11/15/50		5,000	5,521,839
Series 2018-C09, Class A3
3.854%	03/15/51		1,800	2,020,408
Series 2018-C14, Class A3
4.180%	12/15/51		2,900	3,391,013
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C04, Class A4
2.792%	12/10/45		1,400	1,435,058
Series 2013-C05, Class A3
2.920%	03/10/46		577	591,401
Series 2013-C06, Class A3
2.971%	04/10/46		1,455	1,507,621
Wells Fargo Commercial Mortgage Trust,
Series 2016-NXS06, Class A3
2.642%	11/15/49		4,500	4,832,253
Series 2017-C38, Class A4
3.190%	07/15/50		3,300	3,677,123
Series 2019-C49, Class A3
3.749%	03/15/52		7,300	8,118,764
Series 2020-C58, Class A3
1.810%	07/15/53		5,000	5,104,982

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $168,191,978)				183,392,241

CORPORATE BONDS — 11.9%
Aerospace & Defense — 0.2%
Boeing Co. (The),
Sr. Unsec’d. Notes
3.750%	02/01/50		1,470	1,538,950
Embraer Netherlands Finance BV (Brazil),
Gtd. Notes
5.050%	06/15/25		551	584,484
Embraer Overseas Ltd. (Brazil),
Gtd. Notes, 144A
5.696%	09/16/23	(a)	765	814,878
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
4.125%	11/16/28		910	1,084,627

				4,022,939

SEE NOTES TO FINANCIAL STATEMENTS.

A15

CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Agriculture — 0.2%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.222%	08/15/24		2,685	$2,906,870
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A
6.125%	02/01/25		1,000	1,016,269

				3,923,139

Airlines — 0.2%
American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.375%	11/01/28		1,916	1,795,465
Continental Airlines 2001-1 Class A-1 Pass-Through Trust,
Pass-Through Certificates
6.703%	12/15/22		10	10,000
Continental Airlines 2010-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.750%	07/12/22		287	287,591
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	04/29/26		264	266,449
Delta Air Lines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
6.821%	02/10/24		183	187,717
Southwest Airlines Co.,
Sr. Unsec’d. Notes
2.625%	02/10/30	(a)	1,765	1,800,800

				4,348,022

Auto Manufacturers — 0.5%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.410%
0.631%(c)	04/12/21		355	355,309
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
3.350%	05/04/21		1,455	1,469,129
Ford Motor Co.,
Sr. Unsec’d. Notes
5.291%	12/08/46		665	695,082
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.336%	03/18/21		515	516,337
3.350%	11/01/22		2,845	2,888,569
General Motors Co.,
Sr. Unsec’d. Notes
6.250%	10/02/43		740	997,944
6.600%	04/01/36		585	794,665
General Motors Financial Co., Inc.,
Gtd. Notes, 3 Month LIBOR + 0.850%
1.080%(c)	04/09/21		820	820,635
Gtd. Notes
3.550%	04/09/21		620	624,611
3.950%	04/13/24		1,700	1,853,468
Harley-Davidson Financial Services, Inc.,
Gtd. Notes, 144A, MTN
2.850%	01/15/21		2,300	2,301,755

				13,317,504

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks — 3.1%
Banco Santander SA (Spain),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%
1.344%(c)	04/12/23		400	$403,307
Sr. Unsec’d. Notes
3.848%	04/12/23		800	858,101
Bank of America Corp.,
Jr. Sub. Notes, Series DD
6.300%(ff)	—	(rr)	275	319,513
Jr. Sub. Notes, Series JJ
5.125%(ff)	—	(rr)	1,145	1,206,951
Sr. Unsec’d. Notes, MTN
1.898%(ff)	07/23/31		1,805	1,825,575
2.496%(ff)	02/13/31		5,165	5,478,583
3.194%(ff)	07/23/30		1,050	1,174,478
3.824%(ff)	01/20/28		615	705,963
Sub. Notes, MTN
4.000%	01/22/25		1,700	1,910,353
4.200%	08/26/24		745	834,041
4.450%	03/03/26		4,790	5,585,143
Bank of America NA,
Sub. Notes
6.000%	10/15/36		805	1,203,793
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.650%	03/16/25		610	673,486
3.684%	01/10/23		320	329,754
4.375%	01/12/26		323	372,432
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29		705	847,226
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
2.219%(ff)	06/09/26		1,650	1,726,826
Citigroup, Inc.,
Jr. Sub. Notes, Series Q, 3 Month LIBOR + 4.095%
4.316%(c)	—	(a)(rr)	1,590	1,588,927
Jr. Sub. Notes, Series V
4.700%(ff)	—	(rr)	1,675	1,720,990
Sr. Unsec’d. Notes
3.200%	10/21/26		670	748,811
3.700%	01/12/26		1,610	1,830,479
3.887%(ff)	01/10/28		560	643,340
8.125%	07/15/39		365	653,062
Sub. Notes
4.450%	09/29/27		1,485	1,752,853
4.750%	05/18/46		440	582,668
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
2.193%(ff)	06/05/26		1,100	1,149,016
4.282%	01/09/28		980	1,135,050
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
2.129%(ff)	11/24/26		460	470,744
Sr. Unsec’d. Notes, GMTN
3.375%	05/12/21		1,240	1,250,310
Sr. Unsec’d. Notes, Series D
5.000%	02/14/22		1,350	1,411,165

SEE NOTES TO FINANCIAL STATEMENTS.

A16

CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Discover Bank,
Sr. Unsec’d. Notes
4.250%	03/13/26		595	$685,397
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series M, 3 Month LIBOR + 3.922%
4.128%(c)	—	(rr)	1,800	1,793,190
Jr. Sub. Notes, Series O
5.300%(ff)	—	(rr)	560	615,560
Sr. Unsec’d. Notes
3.750%	02/25/26		1,165	1,324,498
3.814%(ff)	04/23/29		440	509,052
3.850%	01/26/27		2,625	2,998,157
Sub. Notes
6.750%	10/01/37		225	342,110
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
3.550%	04/09/24		400	436,813
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF
5.000%(ff)	—	(rr)	540	567,241
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%
3.684%(c)	—	(rr)	979	974,160
Jr. Sub. Notes, Series II
4.000%(ff)	—	(rr)	230	230,581
Jr. Sub. Notes, Series X
6.100%(ff)	—	(rr)	1,175	1,286,613
Sr. Unsec’d. Notes
3.782%(ff)	02/01/28		270	310,094
3.964%(ff)	11/15/48		2,240	2,813,194
4.005%(ff)	04/23/29		1,360	1,594,759
Sub. Notes
3.875%	09/10/24		3,525	3,945,436
Morgan Stanley,
Jr. Sub. Notes, Series H, 3 Month LIBOR + 3.610%
3.847%(c)	—	(a)(rr)	640	635,177
Sr. Unsec’d. Notes
4.375%	01/22/47	(a)	930	1,262,461
Sr. Unsec’d. Notes, GMTN
3.750%	02/25/23		610	653,921
3.772%(ff)	01/24/29		1,295	1,499,268
3.875%	01/27/26		550	630,363
4.431%(ff)	01/23/30		455	554,416
Sr. Unsec’d. Notes, MTN
3.591%(ff)	07/22/28		1,030	1,175,253
Sub. Notes, GMTN
4.350%	09/08/26		3,050	3,589,781
Natwest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.445%(ff)	05/08/30		1,570	1,868,461
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A
1.488%(ff)	12/14/26		3,200	3,228,835
State Bank of India (India),
Sr. Unsec’d. Notes, 144A
4.375%	01/24/24		1,255	1,358,565

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
1.364%(ff)	01/30/27		2,250	$2,275,821
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
2.572%(ff)	02/11/31		2,895	3,071,201

				82,623,318

Beverages — 0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36		1,220	1,546,357

Biotechnology — 0.0%
Regeneron Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes
2.800%	09/15/50		395	382,400

Building Materials — 0.0%
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	01/15/28		300	316,707

Chemicals — 0.3%
Celanese US Holdings LLC,
Gtd. Notes
5.875%	06/15/21		1,160	1,186,045
CF Industries, Inc.,
Gtd. Notes
5.375%	03/15/44		740	936,917
CNAC HK Finbridge Co. Ltd. (China),
Gtd. Notes
3.500%	07/19/22		2,675	2,700,802
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
5.250%	11/15/41		350	463,796
9.400%	05/15/39		30	53,677
LYB International Finance BV,
Gtd. Notes
5.250%	07/15/43		620	807,314
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24		875	913,546
Sasol Financing USA LLC (South Africa),
Gtd. Notes
5.875%	03/27/24		600	638,495
6.500%	09/27/28		405	438,871

				8,139,463

Commercial Services — 0.1%
ERAC USA Finance LLC,
Gtd. Notes, 144A
4.200%	11/01/46		875	1,081,972
7.000%	10/15/37	(a)	390	603,519
United Rentals North America, Inc.,
Gtd. Notes
4.875%	01/15/28		735	786,876
5.250%	01/15/30		265	295,163

SEE NOTES TO FINANCIAL STATEMENTS.

A17

CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
5.875%	09/15/26		150	$158,749

				2,926,279

Diversified Financial Services — 0.1%
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A
3.150%	07/24/24		445	487,478
Charles Schwab Corp. (The),
Jr. Sub. Notes, Series H
4.000%(ff)	—	(rr)	1,080	1,133,747
Discover Financial Services,
Sr. Unsec’d. Notes,
3.850%	11/21/22		900	957,609
Jefferies Group LLC,
Sr. Unsec’d. Notes
6.500%	01/20/43		465	642,293
Private Export Funding Corp.,
U.S. Gov’t. Gtd. Notes, Series NN
3.250%	06/15/25		255	282,372

				3,503,499

Electric — 1.4%
Arizona Public Service Co.,
Sr. Unsec’d. Notes
3.750%	05/15/46		910	1,108,766
Avista Corp.,
First Mortgage
4.350%	06/01/48		845	1,074,574
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
6.350%	10/01/36		530	802,732
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
5.950%	05/15/37		335	483,057
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage, Series K2
6.950%	03/15/33		300	446,978
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes, Series 09-C
5.500%	12/01/39		145	200,427
Dominion Energy, Inc.,
Jr. Sub. Notes
4.104%	04/01/21		2,470	2,491,517
DTE Electric Co.,
General Ref. Mortgage, Series A
4.050%	05/15/48		1,075	1,407,141
Duke Energy Carolinas LLC,
First Mortgage
6.050%	04/15/38		530	793,195
El Paso Electric Co.,
Sr. Unsec’d. Notes
6.000%	05/15/35		845	1,165,449
Enel Finance International NV (Italy),
Gtd. Notes, 144A
4.625%	09/14/25		1,545	1,797,632

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Engie Energia Chile SA (Chile),
Sr. Unsec’d. Notes, 144A
3.400%	01/28/30		400	$433,609
Exelon Corp.,
Jr. Sub. Notes
3.497%	06/01/22		2,397	2,493,025
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
6.250%	10/01/39		1,375	1,658,008
Florida Power & Light Co.,
First Mortgage
5.950%	10/01/33	(a)	380	549,191
Iberdrola International BV (Spain),
Gtd. Notes
6.750%	09/15/33		140	188,889
Indiana Michigan Power Co.,
Sr. Unsec’d. Notes
3.850%	05/15/28		2,105	2,442,735
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28		575	663,873
Monongahela Power Co.,
First Mortgage, 144A
4.100%	04/15/24		1,560	1,679,454
Northern States Power Co.,
First Mortgage
3.600%	09/15/47		1,035	1,267,875
NRG Energy, Inc.,
Sr. Sec’d. Notes, 144A
2.000%	12/02/25		225	233,109
2.450%	12/02/27		970	1,018,030
Ohio Power Co.,
Sr. Unsec’d. Notes
4.000%	06/01/49		465	580,509
PECO Energy Co.,
First Mortgage
2.800%	06/15/50		785	833,994
PPL Capital Funding, Inc.,
Gtd. Notes
4.000%	09/15/47		980	1,145,003
5.000%	03/15/44		495	637,550
PSEG Power LLC,
Gtd. Notes
3.000%	06/15/21		1,260	1,271,583
Public Service Electric & Gas Co.,
First Mortgage, MTN
3.000%	05/15/27		675	749,595
3.700%	05/01/28		850	986,964
Sr. Sec’d. Notes, MTN
5.800%	05/01/37		515	745,610
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
1.600%	08/15/30	(a)	1,235	1,217,433
San Diego Gas & Electric Co.,
First Mortgage
4.150%	05/15/48		1,010	1,264,502

SEE NOTES TO FINANCIAL STATEMENTS.

A18

CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Southern California Edison Co.,
First Ref. Mortgage
4.000%	04/01/47		350	$411,156
First Ref. Mortgage, Series C
3.600%	02/01/45		690	760,217
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27		495	527,297
Sr. Sec’d. Notes, 144A
3.550%	07/15/24		1,475	1,595,716
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
4.800%	09/15/41		480	613,146

				37,739,541

Electronics — 0.0%
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
1.400%	09/15/27		1,185	1,200,486

Engineering & Construction — 0.1%
AECOM,
Gtd. Notes
5.125%	03/15/27		1,000	1,111,434
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
5.500%	07/31/47		1,350	1,414,031

				2,525,465

Foods — 0.1%
Kraft Heinz Foods Co.,
Gtd. Notes, 144A
4.875%	10/01/49	(a)	1,030	1,195,358
Mars, Inc.,
Gtd. Notes, 144A
3.950%	04/01/49		1,120	1,431,685
Sr. Unsec’d. Notes, 144A
2.375%	07/16/40		535	547,913

				3,174,956

Forest Products & Paper — 0.1%
International Paper Co.,
Sr. Unsec’d. Notes
6.000%	11/15/41		1,270	1,835,576

Gas — 0.2%
Eastern Energy Gas Holdings LLC,
Sr. Unsec’d. Notes
4.600%	12/15/44		45	56,680
NiSource, Inc.,
Sr. Unsec’d. Notes
1.700%	02/15/31		835	829,783
3.490%	05/15/27	(a)	2,355	2,669,614
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes
3.500%	06/01/29		2,090	2,390,891

				5,946,968

Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Products — 0.1%
Abbott Laboratories,
Sr. Unsec’d. Notes
4.900%	11/30/46			720	$1,061,689
DH Europe Finance II Sarl,
Gtd. Notes
1.350%	09/18/39		EUR	1,125	1,478,589
Medtronic Global Holdings SCA,
Gtd. Notes
1.625%	03/07/31		EUR	200	278,206
2.250%	03/07/39		EUR	300	454,328

					3,272,812

Healthcare-Services — 0.2%
Aetna, Inc.,
Sr. Unsec’d. Notes
6.625%	06/15/36			480	712,057
Anthem, Inc.,
Sr. Unsec’d. Notes
4.625%	05/15/42			330	430,254
HCA, Inc.,
Gtd. Notes
5.875%	02/01/29			575	692,356
Sr. Sec’d. Notes
5.125%	06/15/39			665	849,770
Kaiser Foundation Hospitals,
Gtd. Notes
4.150%	05/01/47			670	868,026
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
3.200%	02/01/22			160	164,780
MEDNAX, Inc.,
Gtd. Notes, 144A
5.250%	12/01/23	(a)		725	734,338
New York & Presbyterian Hospital (The),
Unsec’d. Notes
4.024%	08/01/45			340	426,483

					4,878,064

Home Builders — 0.0%
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27			405	458,693
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A
5.625%	03/01/24			600	644,698

					1,103,391

Housewares — 0.1%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.700%	04/01/26			2,010	2,216,059

Insurance — 0.2%
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
3.951%	10/15/50			1,125	1,341,667

SEE NOTES TO FINANCIAL STATEMENTS.

A19

CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Lincoln National Corp.,
Sr. Unsec’d. Notes
6.300%	10/09/37	701	$969,340
Markel Corp.,
Sr. Unsec’d. Notes
5.000%	03/30/43	165	204,372
New York Life Insurance Co.,
Sub. Notes, 144A
6.750%	11/15/39	650	1,004,770
Principal Financial Group, Inc.,
Gtd. Notes
4.625%	09/15/42	105	135,033
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47	1,430	1,783,983
6.850%	12/16/39	122	190,780

			5,629,945

Lodging — 0.0%
Marriott International, Inc.,
Sr. Unsec’d. Notes
3.250%	09/15/22	805	827,367

Machinery-Diversified — 0.0%
Xylem, Inc.,
Sr. Unsec’d. Notes
4.875%	10/01/21	1,060	1,093,222

Media — 0.5%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.800%	03/01/50	870	1,033,051
6.384%	10/23/35	1,695	2,321,448
6.484%	10/23/45	1,000	1,418,706
Comcast Cable Holdings LLC,
Gtd. Notes
9.875%	06/15/22	1,440	1,617,173
Comcast Corp.,
Gtd. Notes
4.150%	10/15/28	1,455	1,745,064
Discovery Communications LLC,
Gtd. Notes, 144A
4.000%	09/15/55	823	916,382
Time Warner Cable LLC,
Sr. Sec’d. Notes
5.500%	09/01/41	270	347,355
ViacomCBS, Inc.,
Sr. Unsec’d. Notes
5.250%	04/01/44	1,340	1,741,063
Videotron Ltd. (Canada),
Gtd. Notes
5.000%	07/15/22	850	893,684
Walt Disney Co. (The),
Gtd. Notes
7.625%	11/30/28	515	724,317

			12,758,243

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Miscellaneous Manufacturing — 0.1%
Amsted Industries, Inc.,
Gtd. Notes, 144A
5.625%	07/01/27		800	$849,650
Pentair Finance Sarl,
Gtd. Notes
4.500%	07/01/29		2,415	2,866,937

				3,716,587

Multi-National — 0.0%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.125%	09/27/21		480	485,355
2.750%	01/06/23	(a)	385	399,073
North American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
2.400%	10/26/22		226	232,486

				1,116,914

Oil & Gas — 0.6%
Antero Resources Corp.,
Gtd. Notes
5.000%	03/01/25		950	891,849
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.400%	06/15/47		850	996,491
CNOOC Finance 2013 Ltd. (China),
Gtd. Notes
2.875%	09/30/29		800	834,240
Concho Resources, Inc.,
Gtd. Notes
4.875%	10/01/47		150	203,923
Continental Resources, Inc.,
Gtd. Notes
4.500%	04/15/23	(a)	430	443,393
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41		225	274,544
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, 144A
4.950%	07/19/22		255	268,913
6.510%	03/07/22		440	466,934
Helmerich & Payne, Inc.,
Sr. Unsec’d. Notes
4.650%	03/15/25		1,555	1,726,819
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
4.750%	04/24/25		400	455,953
Noble Energy, Inc.,
Sr. Unsec’d. Notes
5.050%	11/15/44		595	834,065
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
4.264%(s)	10/10/36		1,000	460,569
6.450%	09/15/36		1,040	1,084,031
Ovintiv Exploration, Inc.,
Gtd. Notes
5.750%	01/30/22		80	83,026

SEE NOTES TO FINANCIAL STATEMENTS.

A20

CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Ovintiv, Inc.,
Gtd. Notes
6.500%	02/01/38		240	$267,621
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.093%	01/15/30	(a)	577	645,204
5.750%	02/01/29		610	711,111
6.900%	03/19/49		600	764,136
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.500%	01/21/21		205	205,368
6.350%	02/12/48		458	413,677
6.490%	01/23/27		346	364,919
6.500%	03/13/27		230	242,493
7.690%	01/23/50		1,682	1,699,055
Gtd. Notes, MTN
6.750%	09/21/47		561	525,415
6.875%	08/04/26		770	840,839
Sinopec Group Overseas Development 2018 Ltd. (China),
Gtd. Notes, 144A
3.680%	08/08/49		990	1,112,029
Valero Energy Corp.,
Sr. Unsec’d. Notes
4.000%	04/01/29	(a)	580	651,655

				17,468,272

Oil & Gas Services — 0.0%
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
4.000%	12/21/25		139	157,967

Packaging & Containers — 0.0%
WestRock RKT LLC,
Gtd. Notes
4.900%	03/01/22		675	710,114

Pharmaceuticals — 0.8%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.600%	05/14/25		950	1,059,000
4.250%	11/21/49		1,480	1,859,164
4.500%	05/14/35		1,595	2,005,044
4.550%	03/15/35		1,770	2,239,281
4.700%	05/14/45		855	1,113,651
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
4.250%	12/15/25		1,150	1,315,631
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
3.734%	12/15/24		372	411,889
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
4.125%	06/15/39		280	358,281
4.250%	10/26/49		1,285	1,730,020
5.000%	08/15/45		745	1,072,822
Cigna Corp.,
Gtd. Notes
4.375%	10/15/28		1,870	2,256,892

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Sr. Unsec’d. Notes
3.200%	03/15/40		530	$581,512
CVS Health Corp.,
Sr. Unsec’d. Notes
2.700%	08/21/40		500	506,374
4.780%	03/25/38		210	265,169
5.125%	07/20/45		991	1,327,962
5.300%	12/05/43		185	249,601
Johnson & Johnson,
Sr. Unsec’d. Notes
2.100%	09/01/40		2,515	2,534,962
Viatris, Inc.,
Gtd. Notes, 144A
3.850%	06/22/40		1,230	1,380,815

				22,268,070

Pipelines — 0.7%
Energy Transfer Operating LP,
Gtd. Notes
4.950%	06/15/28		795	914,931
5.000%	05/15/50	(a)	990	1,069,216
6.125%	12/15/45		120	141,647
Energy Transfer Partners LP/Regency Energy Finance Corp.,
Gtd. Notes
5.000%	10/01/22		610	647,191
Enterprise Products Operating LLC,
Gtd. Notes
3.750%	02/15/25	(a)	1,055	1,181,859
Kinder Morgan, Inc.,
Gtd. Notes
3.250%	08/01/50	(a)	1,575	1,577,301
MPLX LP,
Sr. Unsec’d. Notes
4.000%	02/15/25		1,140	1,270,067
4.700%	04/15/48		750	887,414
4.875%	06/01/25	(a)	2,275	2,627,647
5.200%	03/01/47		25	30,767
ONEOK Partners LP,
Gtd. Notes
6.650%	10/01/36		130	163,769
ONEOK, Inc.,
Gtd. Notes
3.100%	03/15/30	(a)	3,495	3,710,475
4.500%	03/15/50		245	259,683
4.950%	07/13/47		640	714,612
Western Midstream Operating LP,
Sr. Unsec’d. Notes
4.000%	07/01/22		1,315	1,350,988
5.300%	03/01/48		80	79,208
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.850%	03/01/48		230	282,646
4.900%	01/15/45		1,100	1,308,530

				18,217,951

SEE NOTES TO FINANCIAL STATEMENTS.

A21

CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) — 0.3%
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.375%	04/15/26		725	$832,397
Kimco Realty Corp.,
Sr. Unsec’d. Notes
2.700%	10/01/30	(a)	2,420	2,608,924
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
3.500%	03/15/31		750	774,487
Prologis LP,
Sr. Unsec’d. Notes
1.250%	10/15/30		2,385	2,360,111
Realty Income Corp.,
Sr. Unsec’d. Notes
3.250%	01/15/31		2,250	2,553,742

				9,129,661

Retail — 0.3%
AutoZone, Inc.,
Sr. Unsec’d. Notes
3.750%	04/18/29		1,820	2,095,564
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.000%	05/15/25		3,395	3,832,127
L Brands, Inc.,
Gtd. Notes
5.625%	10/15/23		500	539,297
Macy’s Retail Holdings LLC,
Gtd. Notes
3.875%	01/15/22		168	166,676
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25	(a)	1,020	1,052,482

				7,686,146

Savings & Loans — 0.1%
People’s United Financial, Inc.,
Sr. Unsec’d. Notes
3.650%	12/06/22		1,195	1,252,465

Semiconductors — 0.2%
Broadcom, Inc.,
Gtd. Notes
3.459%	09/15/26		667	739,878
4.750%	04/15/29		3,650	4,362,786

				5,102,664

Software — 0.1%
Activision Blizzard, Inc.,
Sr. Unsec’d. Notes
2.500%	09/15/50		935	906,142
Microsoft Corp.,
Sr. Unsec’d. Notes
2.675%	06/01/60		360	390,553

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Software (cont’d.)
ServiceNow, Inc.,
Sr. Unsec’d. Notes
1.400%	09/01/30	1,425	$1,389,657

			2,686,352

Telecommunications — 0.8%
AT&T, Inc.,
Sr. Unsec’d. Notes
3.100%	02/01/43	1,070	1,085,474
4.300%	02/15/30	490	585,376
4.500%	05/15/35	225	272,482
Sr. Unsec’d. Notes, 144A
2.550%	12/01/33	1,371	1,409,466
3.500%	09/15/53	4,437	4,457,069
3.650%	09/15/59	4	4,027
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes
9.625%	12/15/30	350	578,901
CenturyLink, Inc.,
Sr. Sec’d. Notes, 144A
4.000%	02/15/27	785	801,640
Level 3 Financing, Inc.,
Gtd. Notes
5.375%	01/15/24	1,000	1,010,254
Sr. Sec’d. Notes, 144A
3.400%	03/01/27	250	271,383
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Sr. Sec’d. Notes, 144A
3.360%	03/20/23	263	264,924
T-Mobile USA, Inc.,
Sr. Sec’d. Notes, 144A
3.875%	04/15/30	5,500	6,362,532
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.650%	11/20/40	1,095	1,106,707
4.016%	12/03/29	1,365	1,619,356
4.500%	08/10/33	865	1,090,547
4.862%	08/21/46	615	825,365

			21,745,503

Transportation — 0.1%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
6.700%	08/01/28	735	997,625
CSX Corp.,
Sr. Unsec’d. Notes
6.150%	05/01/37	690	1,021,350
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
5.590%	05/17/25	120	143,109

			2,162,084

TOTAL CORPORATE BONDS (cost $290,131,450)			322,672,472

SEE NOTES TO FINANCIAL STATEMENTS.

A22

CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS — 0.6%
Alabama — 0.0%
Alabama Economic Settlement Authority,
Revenue Bonds, BABs, Series B
4.263%	09/15/32	180	$212,584

California — 0.2%
Bay Area Toll Authority,
Revenue Bonds, BABs
2.574%	04/01/31	415	447,092
6.263%	04/01/49	1,305	2,252,965
State of California,
General Obligation, BABs
7.300%	10/01/39	1,250	2,066,312
7.500%	04/01/34	350	583,230
7.625%	03/01/40	205	360,743

			5,710,342

Colorado — 0.0%
Regional Transportation District Sales Tax Revenue,
Revenue Bonds, Series B, BABs
5.844%	11/01/50	565	939,849

Illinois — 0.2%
Chicago O’Hare International Airport,
Revenue Bonds, BABs
6.395%	01/01/40	970	1,440,906
State of Illinois,
General Obligation
5.100%	06/01/33	200	213,628
General Obligation, Series D, BABs
5.000%	11/01/22	2,305	2,448,532

			4,103,066

New Jersey — 0.1%
New Jersey Turnpike Authority,
Revenue Bonds, BABs
7.414%	01/01/40	1,000	1,677,310

New York — 0.1%
New York City Transitional Finance Authority Future Tax Secured Revenue,
Revenue Bonds, BABs
5.767%	08/01/36	1,100	1,470,216

Ohio — 0.0%
Ohio State University (The),
Revenue Bonds, BABs
4.910%	06/01/40	415	574,879
Ohio Water Development Authority Water Pollution Control Loan Fund,
Revenue Bonds, BABs
4.879%	12/01/34	275	330,074

			904,953

Oregon — 0.0%
State of Oregon Department of Transportation,
Revenue Bonds, BABs
5.834%	11/15/34	425	617,138

Pennsylvania — 0.0%
Pennsylvania Turnpike Commission,
Revenue Bonds, Series B, BABs
5.511%	12/01/45	505	751,076

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Virginia — 0.0%
University of Virginia,
Revenue Bonds, Taxable, Series C
4.179%	09/01/2117	355	$475,910

TOTAL MUNICIPAL BONDS (cost $12,034,211)			16,862,444

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.2%
Alternative Loan Trust,
Series 2004-18CB, Class 3A1
5.250%	09/25/35	20	19,866
Banc of America Mortgage Trust,
Series 2005-A, Class 2A1
3.672%(cc)	02/25/35	80	81,014
Bellemeade Re Ltd. (Bermuda),
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
1.748%(c)	04/25/28	87	86,859
Series 2018-02A, Class M1C, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
1.748%(c)	08/25/28	188	188,546
Series 2020-01A, Class M1A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
2.798%(c)	06/25/30	298	298,580
Series 2020-01A, Class M1B, 144A, 1 Month LIBOR + 3.400% (Cap N/A, Floor 0.000%)
3.548%(c)	06/25/30	160	161,643
Series 2020-04A, Class M2A, 144A, 1 Month LIBOR + 2.600% (Cap N/A, Floor 2.600%)
2.750%(c)	06/25/30	305	305,204
BVRT Financing Trust,
Series 2019-01, Class F, 144A
2.299%	09/15/21^	2,945	2,924,181
Central Park Funding Trust,
Series 2018-01, Class A, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.655%(c)	11/01/23	3,500	3,499,999
Chase Mortgage Finance Trust,
Series 2007-A01, Class 1A5
3.195%(cc)	02/25/37	149	147,488
CIM Trust,
Series 2017-03, Class A1, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)
2.155%(c)	01/25/57	1,563	1,574,159
Series 2017-06, Class A1, 144A
3.015%(cc)	06/25/57	1,651	1,652,585
Credit Suisse Mortgage Trust,
Series 2018-RPL09, Class A, 144A
3.850%(cc)	09/25/57	876	944,785
FHLMC REMICS,
Series 4535, Class PA
3.000%	03/15/44	740	771,685
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2017-DNA03, Class M1, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
0.898%(c)	03/25/30	479	479,719

SEE NOTES TO FINANCIAL STATEMENTS.

A23

CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-HQA05, Class M2, 144A, 30 Day Average SOFR + 2.600% (Cap N/A, Floor 0.000%)
2.682%(c)	11/25/50	2,095	$2,108,032
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-HQA03, Class M2, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 0.000%)
3.748%(c)	07/25/50	1,080	1,087,473
Series 2020-HQA04, Class B1, 144A, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)
5.398%(c)	09/25/50	155	161,565
FHLMC Structured Agency Credit Risk Trust,
Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
0.898%(c)	09/25/48	2	2,362
Home Re Ltd. (Bermuda),
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
1.798%(c)	05/25/29	116	114,714
JPMorgan Mortgage Trust,
Series 2007-A01, Class 4A1
2.956%(cc)	07/25/35	58	57,353
LSTAR Securities Investment Trust,
Series 2019-02, Class A1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)
1.655%(c)	04/01/24	107	107,052
Mello Warehouse Securitization Trust,
Series 2020-01, Class A, 144A, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.048%(c)	10/25/53	1,260	1,260,527
Mortgage Repurchase Agreement Financing Trust,
Series 2020-03, Class A1, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
1.399%(c)	01/23/23	400	400,295
Series 2020-04, Class A1, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)
1.499%(c)	04/23/23	380	380,013
Series 2020-04, Class A2, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)
1.499%(c)	04/23/23	735	735,026
Series 2020-05, Class A1, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.149%(c)	08/10/23	1,090	1,090,213
MRA Issuance Trust,
Series 2020-15, Class A, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.500%(c)	07/15/21	6,030	6,020,955
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
0.898%(c)	01/25/48	332	332,434
Oaktown Re Ltd. (Bermuda),
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)
1.698%(c)	07/25/28	103	103,092
Series 2019-01A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.548%(c)	07/25/29	29	28,737

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-01A, Class M1A, 144A, 1 Month LIBOR + 3.200% (Cap N/A, Floor 3.200%)
3.348%(c)	07/25/30		128	$128,246
Series 2020-01A, Class M1B, 144A, 1 Month LIBOR + 4.750% (Cap N/A, Floor 4.750%)
4.898%(c)	07/25/30		600	606,078
PMT Credit Risk Transfer Trust,
Series 2020-02R, Class A, 144A, 1 Month LIBOR + 3.815% (Cap N/A, Floor 3.815%)
3.967%(c)	12/25/22		2,450	2,450,169
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MA
3.500%	08/25/58		1,278	1,391,933
Station Place Securitization Trust,
Series 2020-10, Class A, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.643%(c)	05/20/21		320	320,329
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-01, Class 4A3
3.080%(cc)	02/25/34		113	112,332

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $31,926,141)				32,135,243

SOVEREIGN BONDS — 0.9%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.125%	10/11/27		2,420	2,712,527
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
2.375%	08/20/30		465	488,119
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.000%	02/26/24		220	237,957
4.375%	07/12/21		400	409,024
5.000%	06/15/45		430	525,694
7.375%	09/18/37		450	657,033
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, 144A
3.875%	02/01/28		745	823,045
Finnvera OYJ (Finland),
Gov’t. Gtd. Notes, 144A, MTN
2.375%	06/04/25		400	431,964
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
3.375%	07/30/25	EUR	1,200	1,656,437
4.450%	02/11/24		355	393,728
Sr. Unsec’d. Notes, 144A, MTN
5.875%	01/15/24		750	861,674
Sr. Unsec’d. Notes, EMTN
2.150%	07/18/24	EUR	1,510	1,959,731
4.750%	01/08/26		350	409,214
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
3.375%	10/31/23		200	216,859

SEE NOTES TO FINANCIAL STATEMENTS.

A24

CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date			Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN
2.125%	10/25/23			1,000	$1,044,994
2.625%	04/20/22			1,400	1,440,543
3.000%	03/12/24			200	215,564
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
4.000%	09/22/24			395	437,793
4.500%	04/16/50	(a)		340	437,130
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
3.875%	04/23/23			800	860,088
4.817%	03/14/49			200	272,985
5.103%	04/23/48			665	934,864
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, EMTN
4.125%	03/11/39		EUR	960	1,465,726
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN
2.375%	10/26/21			980	994,883
2.875%	03/04/23			1,285	1,343,130
4.000%	04/17/25			750	838,485
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes, 144A
2.500%	06/08/22			1,200	1,235,127
3.250%	06/01/23			600	639,262
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.975%	04/20/55			405	562,568
5.100%	06/18/50	(a)		395	553,359

TOTAL SOVEREIGN BONDS (cost $22,424,958)					25,059,507

U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.1%
Federal Home Loan Bank
5.500%	07/15/36	(k)		850	1,310,616
Federal Home Loan Mortgage Corp.
2.000%	01/01/32			674	707,654
2.500%	03/01/30			381	405,655
3.000%	10/01/28			273	292,297
3.000%	06/01/29			541	578,987
3.000%	01/01/37			163	172,188
3.000%	01/01/40			4,221	4,425,840
3.000%	06/01/42			257	272,257
3.000%	10/01/42			619	657,818
3.000%	01/01/43			572	607,858
3.000%	07/01/43			1,504	1,598,985
3.000%	05/01/50			686	719,644
3.500%	06/01/42			242	260,086
3.500%	01/01/47			517	551,720
3.500%	02/01/47			729	775,075
4.000%	06/01/26			301	320,144
4.000%	09/01/26			106	112,481
4.000%	03/01/38			327	353,801
4.000%	10/01/39			500	550,964
4.000%	09/01/40			677	740,753
4.000%	12/01/40			286	315,040
4.000%	10/01/41			313	345,211

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	01/01/42		96	$105,132
4.500%	02/01/39		66	74,559
4.500%	09/01/39		102	114,460
4.500%	10/01/39		920	1,032,493
4.500%	12/01/39		88	98,325
4.500%	07/01/41		90	98,072
4.500%	07/01/41		1,505	1,690,875
4.500%	08/01/41		120	130,222
4.500%	08/01/41		183	202,140
4.500%	08/01/41		244	270,236
4.500%	10/01/41		103	111,517
4.500%	12/01/47		235	256,912
4.500%	08/01/48		550	596,462
5.000%	05/01/34		16	18,031
5.000%	05/01/34		198	230,114
5.000%	10/01/35		5	6,088
5.000%	07/01/37		332	385,529
5.000%	05/01/39		45	51,848
5.500%	12/01/33		40	44,766
5.500%	01/01/34		38	44,057
5.500%	06/01/34		73	85,677
5.500%	07/01/34		140	163,726
5.500%	05/01/37		39	46,340
5.500%	02/01/38		305	358,452
5.500%	05/01/38		34	40,530
5.500%	07/01/38		82	95,764
6.000%	03/01/32		134	152,392
6.000%	12/01/33		48	54,100
6.000%	11/01/36		40	46,886
6.000%	01/01/37		37	43,735
6.000%	05/01/37		18	21,124
6.000%	02/01/38		3	3,607
6.000%	08/01/39		48	57,449
6.750%	09/15/29		605	903,306
6.750%	03/15/31	(k)	550	847,037
7.000%	05/01/31		6	6,303
7.000%	06/01/31		12	13,331
7.000%	08/01/31		103	118,744
7.000%	10/01/31		6	6,519
Federal National Mortgage Assoc.
2.000%	TBA		9,500	9,866,999
2.000%	TBA		51,000	52,876,575
2.000%	08/01/31		632	663,778
2.500%	TBA		5,000	5,269,915
2.500%	TBA		6,000	6,312,883
2.500%	01/01/28		532	556,111
2.500%	10/01/43		536	572,715
2.500%	12/01/46		1,101	1,178,071
3.000%	02/01/27		1,034	1,098,995
3.000%	08/01/30		710	747,028
3.000%	11/01/36		1,334	1,395,789
3.000%	04/01/40		405	424,831
3.000%	12/01/42		1,165	1,241,833
3.000%	03/01/43		237	252,580
3.000%	11/01/46		845	891,873
3.000%	01/01/47		1,223	1,280,712
3.000%	02/01/47		1,248	1,312,383
3.000%	03/01/47		634	667,554

SEE NOTES TO FINANCIAL STATEMENTS.

A25

CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	06/01/49	41	$43,389
3.000%	03/01/50	852	893,045
3.000%	04/01/50	844	884,876
3.000%	04/01/50	1,162	1,217,856
3.000%	05/01/50	525	549,708
3.500%	07/01/31	714	770,933
3.500%	02/01/33	1,752	1,872,099
3.500%	06/01/39	415	449,436
3.500%	01/01/42	2,982	3,220,110
3.500%	05/01/42	1,441	1,548,800
3.500%	07/01/42	655	711,734
3.500%	08/01/42	240	260,486
3.500%	08/01/42	706	762,095
3.500%	09/01/42	395	429,518
3.500%	09/01/42	1,372	1,491,721
3.500%	11/01/42	208	224,707
3.500%	03/01/43	1,963	2,146,437
3.500%	04/01/43	452	491,856
3.500%	04/01/43	602	654,718
3.500%	01/01/46	1,254	1,353,541
3.500%	07/01/46	1,171	1,246,830
3.500%	11/01/46	1,215	1,296,904
3.500%	09/01/47	656	696,536
3.500%	01/01/48	4,606	4,883,919
3.500%	05/01/48	1,193	1,261,662
3.500%	07/01/48	720	762,153
4.000%	10/01/41	1,779	1,945,671
4.000%	09/01/44	1,430	1,560,894
4.000%	10/01/46	359	386,453
4.000%	02/01/47	380	407,904
4.000%	09/01/47	1,100	1,180,413
4.000%	11/01/47	603	664,841
4.000%	11/01/47	1,780	1,913,374
4.500%	07/01/33	40	43,941
4.500%	08/01/33	33	36,416
4.500%	09/01/33	76	83,481
4.500%	10/01/33	6	6,372
4.500%	10/01/33	30	33,644
4.500%	10/01/33	88	97,667
4.500%	01/01/35	1	1,249
4.500%	07/01/39	662	743,345
4.500%	08/01/39	1,010	1,133,475
4.500%	03/01/41	318	355,557
4.500%	11/01/47	2,385	2,606,294
4.500%	01/01/49	481	521,794
5.000%	03/01/34	182	209,737
5.000%	06/01/35	67	77,619
5.000%	07/01/35	89	103,834
5.000%	09/01/35	63	72,937
5.000%	11/01/35	71	82,177
5.000%	02/01/36	83	96,187
5.000%	05/01/36	42	48,416
5.500%	09/01/33	174	202,720
5.500%	10/01/33	67	77,558
5.500%	12/01/33	40	46,306
5.500%	01/01/34	1	1,107
5.500%	12/01/34	142	166,547
5.500%	10/01/35	523	614,833

Interest Rate	Maturity Date		Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.500%	03/01/36		48		$54,585
5.500%	05/01/36		113		132,681
5.500%	04/01/37		74		86,820
6.000%	05/01/21		1		1,269
6.000%	08/01/22		12		12,512
6.000%	04/01/33		16		17,865
6.000%	06/01/33		5		5,474
6.000%	10/01/33		214		246,679
6.000%	11/01/33		4		5,266
6.000%	11/01/33		14		15,668
6.000%	11/01/33		44		49,930
6.000%	01/01/34		258		308,753
6.000%	02/01/34		53		63,067
6.000%	03/01/34		27		30,778
6.000%	03/01/34		40		45,685
6.000%	07/01/34		158		189,966
6.000%	08/01/34		1		669
6.000%	10/01/34		3		3,485
6.000%	11/01/34		2		2,760
6.000%	11/01/34		18		20,474
6.000%	01/01/35		52		59,766
6.000%	01/01/35		146		167,376
6.000%	02/01/35		1		1,563
6.000%	02/01/35		72		81,377
6.000%	02/01/35		198		238,145
6.000%	03/01/35		2		2,061
6.000%	04/01/35		1		816
6.000%	07/01/36		30		36,332
6.000%	02/01/37		58		68,822
6.000%	05/01/37		21		25,212
6.000%	06/01/37		—	(r)	562
6.000%	08/01/37		—	(r)	107
6.000%	08/01/37		13		15,249
6.000%	09/01/37		—	(r)	367
6.000%	10/01/37		34		40,097
6.000%	05/01/38		51		60,554
6.000%	06/01/38		2		2,290
6.250%	05/15/29	(a)(k)	610		869,019
6.500%	07/01/32		39		44,761
6.500%	09/01/32		2		1,683
6.500%	09/01/32		49		57,009
6.500%	09/01/32		57		65,941
6.500%	09/01/32		68		77,980
6.500%	04/01/33		76		87,936
6.500%	11/01/33		20		23,739
6.500%	01/01/34		31		35,571
6.500%	09/01/34		58		66,047
6.500%	10/01/34		42		49,345
6.500%	09/01/36		48		55,494
6.500%	10/01/36		18		21,086
6.500%	11/01/36		20		22,817
6.500%	01/01/37		38		42,740
6.500%	01/01/37		100		115,431
6.625%	11/15/30	(k)	800		1,210,605
7.000%	02/01/32		22		25,813
7.000%	05/01/32		12		14,952
7.000%	06/01/32		18		21,163
7.000%	07/01/32		41		48,163

SEE NOTES TO FINANCIAL STATEMENTS.

A26

CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
7.125%	01/15/30	(k)	3,195		$4,879,774
Government National Mortgage Assoc.
2.000%	12/20/50		1,000		1,046,315
2.500%	TBA		4,000		4,225,471
2.500%	03/20/43		216		230,430
2.500%	12/20/46		478		508,784
3.000%	12/20/44		185		196,750
3.000%	03/15/45		590		619,600
3.000%	11/20/45		569		605,397
3.000%	03/20/46		1,265		1,347,667
3.000%	07/20/46		3,268		3,482,038
3.000%	08/20/46		866		922,931
3.000%	10/20/46		747		796,192
3.000%	11/20/46		447		476,378
3.000%	12/20/46		801		853,117
3.000%	01/20/47		229		243,632
3.000%	04/20/47		980		1,043,572
3.000%	12/20/49		439		459,108
3.500%	12/20/42		933		1,015,606
3.500%	05/20/43		286		312,044
3.500%	04/20/45		1,041		1,117,225
3.500%	07/20/46		4,050		4,373,853
3.500%	07/20/48		3,405		3,640,403
3.500%	11/20/48		1,114		1,182,793
3.500%	06/20/49		5,000		5,301,037
4.000%	06/15/40		54		58,451
4.000%	05/20/41		47		52,499
4.000%	12/20/42		492		544,915
4.000%	08/20/44		209		230,430
4.000%	11/20/45		454		498,212
4.000%	12/20/45		1,222		1,337,394
4.000%	09/20/47		4,173		4,497,643
4.000%	02/20/49		1,818		1,949,649
4.500%	04/15/40		351		390,511
4.500%	01/20/41		357		402,981
4.500%	02/20/41		573		646,194
4.500%	03/20/41		287		320,127
4.500%	06/20/44		425		473,316
4.500%	09/20/46		369		410,862
4.500%	11/20/46		548		610,215
4.500%	03/20/47		326		354,946
4.500%	05/20/48		695		752,238
4.500%	08/20/48		1,203		1,304,024
5.000%	10/20/37		69		78,984
5.000%	04/20/45		453		518,914
5.500%	08/15/33		171		189,565
5.500%	08/15/33		176		195,275
5.500%	09/15/33		38		42,239
5.500%	12/15/33		13		14,011
5.500%	03/15/34		144		161,143
5.500%	12/15/34		262		304,666
5.500%	07/15/35		47		54,201
5.500%	04/15/36		69		77,321
6.000%	11/15/23		—	(r)	139
6.000%	05/15/32		—	(r)	67
6.000%	04/15/33		6		7,645
6.000%	12/15/33		74		82,940
6.000%	01/15/34		20		22,382

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	01/15/34	27		$31,891
6.000%	01/15/34	45		53,170
6.000%	06/20/34	87		102,160
6.000%	07/15/34	61		73,914
6.500%	10/15/23	1		614
6.500%	12/15/23	2		2,028
6.500%	01/15/24	—	(r)	330
6.500%	01/15/24	—	(r)	485
6.500%	01/15/24	2		2,502
6.500%	01/15/24	7		7,988
6.500%	01/15/24	7		8,270
6.500%	01/15/24	10		11,517
6.500%	01/15/24	14		15,030
6.500%	01/15/24	32		34,988
6.500%	02/15/24	1		1,427
6.500%	02/15/24	3		2,860
6.500%	02/15/24	4		3,901
6.500%	02/15/24	4		4,057
6.500%	02/15/24	4		4,346
6.500%	02/15/24	5		5,255
6.500%	03/15/24	—	(r)	528
6.500%	03/15/24	1		615
6.500%	03/15/24	2		2,533
6.500%	04/15/24	—	(r)	274
6.500%	04/15/24	1		1,080
6.500%	04/15/24	1		1,259
6.500%	04/15/24	1		1,467
6.500%	04/15/24	5		5,340
6.500%	04/15/24	6		7,160
6.500%	05/15/24	3		2,920
6.500%	05/15/24	3		3,007
6.500%	05/15/24	10		11,327
6.500%	10/15/24	9		10,012
6.500%	11/15/28	4		4,599
6.500%	08/15/31	4		4,504
6.500%	12/15/31	10		10,971
6.500%	02/15/32	29		32,142
6.500%	06/15/32	13		14,394
6.500%	07/15/32	35		40,253
6.500%	08/15/32	4		3,977
6.500%	08/15/32	6		6,585
6.500%	08/15/32	7		7,881
6.500%	08/15/32	24		28,049
6.500%	08/15/32	140		165,699
6.500%	08/15/34	24		27,461
6.500%	06/15/35	31		36,176
6.500%	09/15/36	47		56,618
8.000%	01/15/24	5		4,869
8.000%	07/15/24	—	(r)	299
Tennessee Valley Authority, Sr. Unsec’d. Notes
7.125%	05/01/30	510		777,579

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $211,169,350)				219,113,295

U.S. TREASURY OBLIGATIONS — 1.2%
U.S. Treasury Bonds
3.625%	02/15/44	490		693,197
3.750%	11/15/43	490		704,758

SEE NOTES TO FINANCIAL STATEMENTS.

A27

CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes
0.125%	09/30/22		24,000	$24,000,000
0.125%	12/15/23		495	494,381
0.375%	11/30/25		1,905	1,907,530
3.125%	11/15/28	(a)	1,650	1,952,672
U.S. Treasury Strips Coupon
2.000%(s)	08/15/39	(k)	360	270,858
2.345%(s)	11/15/43		3,600	2,465,718

TOTAL U.S. TREASURY OBLIGATIONS (cost $32,151,706)				32,489,114

TOTAL LONG-TERM INVESTMENTS (cost $1,315,287,403)				2,418,666,771

			Shares

SHORT-TERM INVESTMENTS — 17.1%

AFFILIATED MUTUAL FUNDS — 17.0%
PGIM Core Ultra Short Bond Fund(w)			386,462,547	386,462,547
PGIM Institutional Money Market Fund (cost $72,863,817; includes $72,854,789 of cash collateral for securities on loan)(b)(w)			73,001,456	72,964,955

TOTAL AFFILIATED MUTUAL FUNDS (cost $459,326,364)				459,427,502

Interest Rate	Maturity Date		Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) — 0.1%
U.S. Treasury Bills
0.075%	03/18/21		2,975	2,974,587

(cost $2,974,526)
TOTAL SHORT-TERM INVESTMENTS (cost $462,300,890)				462,402,089

TOTAL INVESTMENTS — 106.3% (cost $1,777,588,293)				2,881,068,860
Liabilities in excess of other assets(z) — (6.3)%				(171,110,567)

NET ASSETS — 100.0%				$2,709,958,293

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $4,529,181 and 0.2% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $71,877,819; cash collateral of $72,854,789 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchased date.

(r)	Less than $500 par.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
192	2 Year U.S. Treasury Notes	Mar. 2021	$42,427,500	$36,526
279	5 Year U.S. Treasury Notes	Mar. 2021	35,199,773	22,087
93	10 Year U.S. Ultra Treasury Notes	Mar. 2021	14,541,422	(32,675)
134	20 Year U.S. Treasury Bonds	Mar. 2021	23,207,125	(169,895)
334	30 Year U.S. Ultra Treasury Bonds	Mar. 2021	71,329,875	(421,827)
8	Mini MSCI EAFE Index	Mar. 2021	852,320	11,699

SEE NOTES TO FINANCIAL STATEMENTS.

A28

CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Futures contracts outstanding at December 31, 2020 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (cont’d):
185	S&P 500 E-Mini Index	Mar. 2021	$34,676,400	$685,765

				131,680

Short Positions:
23	10 Year Euro-Bund	Mar. 2021	4,991,320	(13,485)
277	10 Year U.S. Treasury Notes	Mar. 2021	38,247,642	(43,482)

				(56,967)

				$74,713

Forward foreign currency exchange contracts outstanding at December 31, 2020:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Canadian Dollar,
Expiring 01/20/21	Morgan Stanley & Co. International PLC	CAD	1,700	$1,295,332	$1,335,653	$—	$(40,321)
Euro,
Expiring 01/12/21	Citibank, N.A.	EUR	494	591,841	603,834	—	(11,993)
Expiring 01/12/21	HSBC Bank USA, N.A.	EUR	6,957	8,266,203	8,501,815	—	(235,612)

				$10,153,376	$10,441,302	$—	$(287,926)

Credit default swap agreement outstanding at December 31, 2020:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on corporate and/or sovereign issues—Sell Protection(2):
Boeing Co.	12/20/21	1.000%(Q)	2,800	0.723%	$8,506	$14,728	$(6,222)	Bank of America, N.A.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling

SEE NOTES TO FINANCIAL STATEMENTS.

A29

CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2020:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
EUR 790	05/11/39	1.100%(A)	1 Day EONIA(1)(A)	$(7,175)	$(224,642)	$(217,467)
2,120	08/09/49	1.508%(A)	1 Day USOIS(1)(A)	—	(164,197)	(164,197)

				$(7,175)	$(388,839)	$(381,664)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2020:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreement:
Bloomberg Barclays Capital U.S. CMBS (ERISA Only) Index(M)	1 Month LIBOR - 15 bps(M)	Barclays Bank PLC	5/01/21	11,035	$79,395	$—	$79,395

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$14,728	$—	$79,395	$(6,222)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$10,000	$4,550,021
Goldman Sachs & Co. LLC	—	2,974,587

Total	$10,000	$7,524,608

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks	$1,358,167,232	$30,856,820	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A30

CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Exchange-Traded Funds	$10,387,957	$—	$—
Preferred Stocks	1,438,800	163,398	—
Asset-Backed Securities
Automobiles	—	52,493,759	—
Collateralized Loan Obligations	—	87,623,028	—
Consumer Loans	—	4,689,182	—
Equipment	—	6,116,886	—
Home Equity Loans	—	62,138	—
Other	—	3,937,891	—
Residential Mortgage-Backed Securities	—	7,962,435	1,605,000
Student Loans	—	21,437,929	—
Commercial Mortgage-Backed Securities	—	183,392,241	—
Corporate Bonds	—	322,672,472	—
Municipal Bonds	—	16,862,444	—
Residential Mortgage-Backed Securities	—	29,211,062	2,924,181
Sovereign Bonds	—	25,059,507	—
U.S. Government Agency Obligations	—	219,113,295	—
U.S. Treasury Obligations	—	35,463,701	—
Affiliated Mutual Funds	459,427,502	—	—

Total	$1,829,421,491	$1,047,118,188	$4,529,181

Other Financial Instruments*
Assets
Futures Contracts	$756,077	$—	$—
OTC Credit Default Swap Agreement	—	8,506	—
OTC Total Return Swap Agreement	—	79,395	—

Total	$756,077	$87,901	$—

Liabilities
Futures Contracts	$(681,364)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(287,926)	—
Centrally Cleared Interest Rate Swap Agreements	—	(381,664)	—

Total	$(681,364)	$(669,590)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Affiliated Mutual Funds (2.7% represents investments purchased with collateral from securities on loan)	17.0%
U.S. Government Agency Obligations	8.1
Commercial Mortgage-Backed Securities	6.8
Banks	5.1
Software	4.4
Technology Hardware, Storage & Peripherals	3.5
Collateralized Loan Obligations	3.2
Automobiles	2.9
Pharmaceuticals	2.9
IT Services	2.8
Interactive Media & Services	2.8
Semiconductors & Semiconductor Equipment	2.6
Internet & Direct Marketing Retail	2.5

Health Care Equipment & Supplies	1.9%
Residential Mortgage-Backed Securities	1.6
Capital Markets	1.4
Electric	1.4
Health Care Providers & Services	1.4
U.S. Treasury Obligations	1.3
Chemicals	1.2
Equity Real Estate Investment Trusts (REITs)	1.2
Entertainment	1.2
Media	1.2
Insurance	1.1
Specialty Retail	1.1
Oil, Gas & Consumable Fuels	1.1
Biotechnology	1.0

SEE NOTES TO FINANCIAL STATEMENTS.

A31

CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification (continued):
Aerospace & Defense	1.0%
Sovereign Bonds	0.9
Electric Utilities	0.9
Beverages	0.9
Machinery	0.9
Hotels, Restaurants & Leisure	0.9
Diversified Financial Services	0.8
Household Products	0.8
Telecommunications	0.8
Student Loans	0.8
Diversified Telecommunication Services	0.7
Food & Staples Retailing	0.7
Pipelines	0.7
Oil & Gas	0.6
Industrial Conglomerates	0.6
Municipal Bonds	0.6
Life Sciences Tools & Services	0.6
Food Products	0.5
Road & Rail	0.5
Auto Manufacturers	0.5
Multi-Utilities	0.4
Communications Equipment	0.4
Exchange-Traded Funds	0.4
Textiles, Apparel & Luxury Goods	0.4
Air Freight & Logistics	0.4
Tobacco	0.4
Real Estate Investment Trusts (REITs)	0.3
Electronic Equipment, Instruments & Components	0.3
Retail	0.3
Airlines	0.3
Electrical Equipment	0.3
Consumer Finance	0.3
Multiline Retail	0.3
Building Products	0.2
Household Durables	0.2
Equipment	0.2
Gas	0.2
Metals & Mining	0.2
Commercial Services & Supplies	0.2
Semiconductors	0.2
Healthcare-Services	0.2
Professional Services	0.2
Containers & Packaging	0.2

Consumer Loans	0.2%
Wireless Telecommunication Services	0.2
Other	0.2
Agriculture	0.2
Trading Companies & Distributors	0.1
Miscellaneous Manufacturing	0.1
Healthcare-Products	0.1
Personal Products	0.1
Foods	0.1
Commercial Services	0.1
Energy Equipment & Services	0.1
Engineering & Construction	0.1
Housewares	0.1
Transportation	0.1
Auto Components	0.1
Construction Materials	0.1
Forest Products & Paper	0.1
Distributors	0.1
Savings & Loans	0.1
Water Utilities	0.1
Electronics	0.0	*
Construction & Engineering	0.0	*
Real Estate Management & Development	0.0	*
Multi-National	0.0	*
Home Builders	0.0	*
Machinery-Diversified	0.0	*
Health Care Technology	0.0	*
Lodging	0.0	*
Packaging & Containers	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Leisure Products	0.0	*
Gas Utilities	0.0	*
Building Materials	0.0	*
Oil & Gas Services	0.0	*
Marine	0.0	*
Home Equity Loans	0.0	*
Paper & Forest Products	0.0	*

	106.3
Liabilities in excess of other assets	(6.3)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Premiums paid for OTC swap agreements	$14,728	—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A32

CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Unrealized depreciation on OTC swap agreements	$6,222
Equity contracts	Due from/to broker-variation margin futures	697,464	*	—	—
Foreign exchange contracts	—	—		Unrealized depreciation on OTC forward foreign currency exchange contracts	287,926
Interest rate contracts	Due from/to broker-variation margin futures	58,613	*	Due from/to broker-variation margin futures	681,364	*
Interest rate contracts	—	—		Due from/to broker-variation margin swaps	381,664	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	79,395		—	—

		$850,200			$1,357,176

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Warrants(1)	Options Purchased(1)	Options Written	Futures	Forward Currency Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$—	$—	$473,393
Equity contracts	4,546	745	—	—	5,510,976	—	—
Foreign exchange contracts	—	—	—	—	—	(462,902)	—
Interest rate contracts	—	—	581,135	174,112	8,762,452	—	(11,136,936)

Total	$4,546	$745	$581,135	$174,112	$14,273,428	$(462,902)	$(10,663,543)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Options Purchased(2)	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$198,664
Equity contracts	(11)	—	213,987	—	—
Foreign exchange contracts	—	—	—	(166,006)	—
Interest rate contracts	—	(357,380)	768,878	—	6,054,447

Total	$(11)	$(357,380)	$982,865	$(166,006)	$6,253,111

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$74,013	$251,800	$200,817,159	$103,008,520	$4,854,735

SEE NOTES TO FINANCIAL STATEMENTS.

A33

CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward Foreign Currency Exchange Contracts—Sold(3)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$14,550,7850	$139,707,920	$12,480,000

Credit Default Swap Agreements— Sell Protection(2)	Total Return Swap Agreements(2)
$14,064,142	$11,006,922

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$71,877,819	$(71,877,819)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.	$14,728	$(6,222)	$8,506	$(8,506)	$—
Barclays Bank PLC	79,395	—	79,395	(10,000)	69,395
Citibank, N.A.	—	(11,993)	(11,993)	—	(11,993)
HSBC Bank USA, N.A.	—	(235,612)	(235,612)	—	(235,612)
Morgan Stanley & Co. International PLC	—	(40,321)	(40,321)	—	(40,321)

	$94,123	$(294,148)	$(200,025)	$(18,506)	$(218,531)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A34

CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $71,877,819:
Unaffiliated investments (cost $1,318,261,929)	$2,421,641,358
Affiliated investments (cost $459,326,364)	459,427,502
Foreign currency, at value (cost $319,185)	322,325
Cash	34
Dividends and interest receivable	6,085,334
Due from broker-variation margin futures	519,667
Tax reclaim receivable	302,733
Unrealized appreciation on OTC swap agreements	79,395
Premiums paid for OTC swap agreements	14,728
Deposit with broker for centrally cleared/exchange-traded derivatives	10,000
Receivable for investments sold	9,457
Receivable from affiliate	8,339
Receivable for Portfolio shares sold	326
Prepaid expenses	23,407

Total Assets	2,888,444,605

LIABILITIES
Payable for investments purchased	102,061,324
Payable to broker for collateral for securities on loan	72,854,789
Payable for Portfolio shares purchased	1,484,287
Management fee payable	1,252,007
Accrued expenses and other liabilities	430,522
Unrealized depreciation on OTC forward foreign currency exchange contracts	287,926
Payable to affiliate	90,660
Due to broker-variation margin swaps	13,702
Unrealized depreciation on OTC swap agreements	6,222
Trustees’ fees payable	3,893
Affiliated transfer agent fee payable	980

Total Liabilities	178,486,312

NET ASSETS	$2,709,958,293

Net assets were comprised of:
Partners’ Equity	$2,709,958,293

Net asset value and redemption price per share, $2,709,958,293 / 77,460,209 outstanding shares of beneficial interest	$34.99

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS) INCOME
Interest income	$28,474,192
Unaffiliated dividend income (net of $179,581 foreign withholding tax, of which $53,243 is reimbursable by an affiliate)	24,025,479
Affiliated dividend income	2,110,405
Income from securities lending, net (including affiliated income of $225,356)	238,085

Total income	54,848,161

EXPENSES
Management fee	13,971,305
Custodian and accounting fees	321,298
Shareholders’ reports	212,683
Audit fee	51,472
Trustees’ fees	41,930
Legal fees and expenses	34,306
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,680
Miscellaneous	64,742

Total expenses	14,708,416

NET INVESTMENT INCOME (LOSS)	40,139,745

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(83,912))	106,715,735
Futures transactions	14,273,428
Forward currency contract transactions	(462,902)
Options written transactions	174,112
Swap agreements transactions	(10,663,543)
Foreign currency transactions	29,015

110,065,845

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $87,449)	122,654,929
Futures	982,865
Forward currency contracts	(166,006)
Swap agreements	6,253,111
Foreign currencies	11,907

129,736,806

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	239,802,651

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$279,942,396

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$40,139,745	$50,692,568
Net realized gain (loss) on investment and foreign currency transactions	110,065,845	92,944,851
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	129,736,806	279,582,716

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	279,942,396	423,220,135

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [401,718 and 246,721 shares, respectively]	12,730,292	7,257,351
Portfolio shares purchased [5,642,700 and 6,977,375 shares, respectively]	(179,703,549)	(203,275,054)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(166,973,257)	(196,017,703)

CAPITAL CONTRIBUTIONS	—	13,184

TOTAL INCREASE (DECREASE)	112,969,139	227,215,616
NET ASSETS:
Beginning of year	2,596,989,154	2,369,773,538

End of year	$2,709,958,293	$2,596,989,154

SEE NOTES TO FINANCIAL STATEMENTS.

A35

DIVERSIFIED BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 99.5%

ASSET-BACKED SECURITIES — 24.5%
Automobiles — 1.2%
AmeriCredit Automobile Receivables Trust,
Series 2020-02, Class D
2.130%	03/18/26	300	$309,181
Avis Budget Rental Car Funding AESOP LLC,
Series 2019-03A, Class A, 144A
2.360%	03/20/26	1,000	1,042,625
Series 2020-02A, Class A, 144A
2.020%	02/20/27	900	916,864
Chase Auto Credit Linked Notes,
Series 2020-01, Class R, 144A
33.784%	01/25/28	796	1,166,905
Series 2020-02, Class D, 144A
1.487%	02/25/28	1,200	1,201,635
Exeter Automobile Receivables Trust,
Series 2020-03A, Class C
1.320%	07/15/25	300	302,368
Series 2020-03A, Class D
1.730%	07/15/26	200	202,721
Ford Credit Floorplan Master Owner Trust,
Series 2018-04, Class A
4.060%	11/15/30	2,400	2,827,166
Hertz Vehicle Financing II LP,
Series 2019-02A, Class A, 144A
3.420%	05/25/25	434	435,086
Series 2019-03A, Class A, 144A
2.670%	12/26/25	491	491,638
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A
3.630%	09/14/27	3,500	3,843,300
Series 2019-01A, Class B, 144A
3.950%	11/14/28	800	880,551
Santander Drive Auto Receivables Trust,
Series 2020-02, Class D
2.220%	09/15/26	400	411,265
Series 2020-03, Class D
1.640%	11/16/26	1,400	1,420,646

			15,451,951

Collateralized Loan Obligations — 18.4%
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2019-11A, Class A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)
1.606%(c)	07/22/32	4,000	3,999,416
Anchorage Credit Opportunities CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.950% (Cap N/A, Floor 1.950%)
2.168%(c)	01/20/32	3,000	2,984,639
ArrowMark Colorado Holdings (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)
1.517%(c)	07/15/29	250	249,706
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2014-01A, Class AR2, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)
1.490%(c)	07/16/29	493	490,161

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Atrium (Cayman Islands),
Series 12A, Class AR, 144A, 3 Month LIBOR + 0.830% (Cap N/A, Floor 0.000%)
1.046%(c)	04/22/27	7,881	$7,855,252
Ballyrock CLO Ltd. (Cayman Islands),
Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
1.587%(c)	10/15/28	2,500	2,499,995
Battalion CLO Ltd.,
Series 2018-12A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
1.292%(c)	05/17/31	3,000	2,985,174
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2017-12A, Class A1, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.487%(c)	10/15/30	4,500	4,496,928
Series 2019-18A, Class A, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 1.340%)
1.577%(c)	10/15/32	2,500	2,499,995
Brookside Mill CLO Ltd. (Cayman Islands),
Series 2013-01A, Class BR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)
1.568%(c)	01/17/28	2,500	2,482,870
Carlyle US CLO Ltd. (Cayman Islands),
Series 2017-04A, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)
1.417%(c)	01/15/30	4,000	3,990,196
Catamaran CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1AR, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)
1.476%(c)	04/22/30	7,710	7,691,377
CIFC Funding Ltd. (Cayman Islands),
Series 2013-03RA, Class A1, 144A, 3 Month LIBOR + 0.980% (Cap N/A, Floor 0.980%)
1.195%(c)	04/24/31	1,500	1,490,769
Series 2015-01A, Class ARR, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
1.326%(c)	01/22/31	3,750	3,740,742
Series 2015-03A, Class AR, 144A, 3 Month LIBOR + 0.870% (Cap N/A, Floor 0.000%)
1.088%(c)	04/19/29	5,000	4,972,703
Columbia Cent CLO Ltd. (Cayman Islands),
Series 2020-29A, Class A2, 144A, 3 Month LIBOR + 2.100% (Cap N/A, Floor 2.100%)
2.319%(c)	07/20/31	3,500	3,507,925
Elevation CLO Ltd. (Cayman Islands),
Series 2014-02A, Class A1R, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 0.000%)
1.467%(c)	10/15/29	7,500	7,491,741
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)
1.457%(c)	07/15/30	5,250	5,231,698
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
1.247%(c)	04/15/31	6,000	5,970,485

SEE NOTES TO FINANCIAL STATEMENTS.

A36

DIVERSIFIED BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)
1.245%(c)	04/26/31		3,500	$3,488,755
Hayfin Emerald CLO (Ireland),
Series 5A, Class A, 144A, 3 Month EURIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.100%(c)	11/17/32	EUR	10,500	12,834,611
HPS Loan Management Ltd. (Cayman Islands),
Series 15A-19, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)
1.536%(c)	07/22/32		4,000	4,013,350
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.225%(c)	02/05/31		3,973	3,953,184
ICG US CLO Ltd. (Cayman Islands),
Series 2014-03A, Class A1RR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)
1.245%(c)	04/25/31		2,494	2,476,483
Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)
1.489%(c)	10/23/29		1,250	1,249,996
Madison Park Funding Ltd. (Cayman Islands),
Series 2016-21A, Class A1AR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
1.587%(c)	10/15/32		1,750	1,749,996
Mariner CLO Ltd. (Cayman Islands),
Series 2018-05A, Class A, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
1.325%(c)	04/25/31		5,750	5,728,659
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
1.329%(c)	04/21/31		9,662	9,592,145
Series 2018-08A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
1.374%(c)	02/20/31		4,000	3,996,085
Mountain View CLO LLC (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)
1.440%(c)	01/16/31		4,000	3,986,463
Mountain View CLO Ltd. (Cayman Islands),
Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.474%(c)	10/12/30		7,483	7,469,245
Series 2015-09A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)
1.357%(c)	07/15/31		6,000	5,970,170
OCP CLO Ltd. (Cayman Islands),
Series 2017-13A, Class A1A, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)
1.497%(c)	07/15/30		750	749,999
OZLM Ltd. (Cayman Islands),
Series 2014-09A, Class A1AR, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
1.498%(c)	10/20/31		2,720	2,717,802

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.464%(c)	10/30/30	1,236	$1,233,411
Series 2019-24A, Class A1A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 0.000%)
1.608%(c)	07/20/32	4,000	3,994,138
Romark WM-R Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)
1.248%(c)	04/20/31	3,958	3,927,154
Shackleton CLO Ltd. (Cayman Islands),
Series 2014-05RA, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
1.313%(c)	05/07/31	4,955	4,937,866
Sixth Street CLO Ltd. (Cayman Islands),
Series 2020-16A, Class A1A, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)
1.513%(c)	10/20/32	12,500	12,513,596
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
1.285%(c)	01/26/31	3,500	3,484,962
Series 2017-03A, Class A1A, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)
1.438%(c)	10/20/30	5,750	5,742,008
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)
1.458%(c)	01/17/30	3,470	3,461,750
TICP CLO Ltd. (Cayman Islands),
Series 2015-01A, Class BR, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 0.000%)
1.518%(c)	07/20/27	6,000	5,959,658
Series 2017-09A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 0.000%)
1.358%(c)	01/20/31	3,000	2,995,603
Trinitas CLO Ltd. (Cayman Islands),
Series 2015-03A, Class BR, 144A, 3 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)
1.637%(c)	07/15/27	5,000	4,955,668
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)
1.425%(c)	01/25/31	4,000	3,987,147
Series 2017-07A, Class B, 144A, 3 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
1.815%(c)	01/25/31	1,500	1,490,709
Venture CLO Ltd. (Cayman Islands),
Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880% (Cap N/A, Floor 0.000%)
1.117%(c)	07/15/27	3,655	3,651,622
Voya CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1AR, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)
1.447%(c)	10/15/30	7,469	7,465,831
Series 2013-02A, Class A1R, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)
1.185%(c)	04/25/31	3,000	2,977,745

SEE NOTES TO FINANCIAL STATEMENTS.

A37

DIVERSIFIED BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.368%(c)	01/17/31		6,500	$6,462,115
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.418%(c)	10/20/31		2,750	2,736,217
York CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
1.366%(c)	01/22/31		2,000	1,992,092
Zais CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 0.000%)
1.607%(c)	07/15/29		971	963,355
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
1.187%(c)	04/15/29		8,220	8,117,981

				237,659,343

Consumer Loans — 1.7%
Fairstone Financial Issuance Trust (Canada),
Series 2020-01A, Class A, 144A
2.509%	10/20/39	CAD	400	312,378
Lending Funding Trust,
Series 2020-02A, Class A, 144A
2.320%	04/21/31		300	303,827
Lendmark Funding Trust,
Series 2018-02A, Class A, 144A
4.230%	04/20/27		1,600	1,645,095
Series 2019-01A, Class A, 144A
3.000%	12/20/27		2,000	2,059,233
Series 2019-02A, Class A, 144A
2.780%	04/20/28		1,000	1,026,923
Mariner Finance Issuance Trust,
Series 2019-AA, Class A, 144A
2.960%	07/20/32		700	715,591
Series 2020-AA, Class A, 144A
2.190%	08/21/34		500	507,622
OneMain Financial Issuance Trust,
Series 2017-01A, Class B, 144A
2.790%	09/14/32		500	501,855
Series 2017-01A, Class C, 144A
3.350%	09/14/32		500	501,278
Series 2018-01A, Class A, 144A
3.300%	03/14/29		930	939,149
Series 2020-01A, Class A, 144A
3.840%	05/14/32		1,000	1,054,675
Series 2020-02A, Class A, 144A
1.750%	09/14/35		1,800	1,832,265
Oportun Funding IX LLC,
Series 2018-B, Class A, 144A
3.910%	07/08/24		1,200	1,209,204
Series 2018-B, Class C, 144A
5.430%	07/08/24		500	503,805
Oportun Funding VIII LLC,
Series 2018-A, Class A, 144A
3.610%	03/08/24		1,140	1,140,000

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Consumer Loans (cont’d.)
Oportun Funding X LLC,
Series 2018-C, Class A, 144A
4.100%	10/08/24		1,400	$1,422,530
Oportun Funding XII LLC,
Series 2018-D, Class A, 144A
4.150%	12/09/24		1,000	1,017,418
Oportun Funding XIII LLC,
Series 2019-A, Class A, 144A
3.080%	08/08/25		1,400	1,419,012
Series 2019-A, Class D, 144A
6.220%	08/08/25		1,800	1,813,808
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)
2.998%(c)	02/25/23		1,280	1,258,361
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
2.798%(c)	08/25/25		1,200	1,158,600

				22,342,629

Credit Cards — 0.4%
Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7
3.960%	10/13/30		1,900	2,293,734
Newday Partnership Funding PLC (United Kingdom),
Series 2020-01A, Class A3, 144A, 1 Month Sterling Overnight Index Average + 1.400% (Cap N/A, Floor 0.000%)
1.448%(c)	11/15/28	GBP	1,625	2,227,987

				4,521,721

Home Equity Loans — 0.1%
Centex Home Equity Loan Trust,
Series 2004-B, Class AF6
4.686%	03/25/34		23	22,987
Floating Rate Mortgage Pass-Through Certificates,
Series 2001-02, Class M3, 1 Month LIBOR + 2.925% (Cap N/A, Floor 2.925%)
3.073%(c)	10/25/31		199	210,621
Merrill Lynch Mortgage Investors Trust,
Series 2004-HE02, Class M1, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.348%(c)	08/25/35		144	142,879
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-HE03, Class M1, 1 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
1.168%(c)	10/25/33		263	262,374

				638,861

Other — 0.2%
PNMAC FMSR Issuer Trust,
Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)
2.498%(c)	04/25/23		120	116,070

SEE NOTES TO FINANCIAL STATEMENTS.

A38

DIVERSIFIED BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Other (cont’d.)
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)
2.948%(c)	06/25/24		2,250	$2,174,449

				2,290,519

Residential Mortgage-Backed Securities — 0.7%
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-W010, Class A2, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.780%)
0.928%(c)	10/25/34		830	816,677
Credit Suisse Mortgage Trust,
Series 2018-RPL08, Class A1, 144A
4.125%(cc)	07/25/58		1,108	1,112,169
Legacy Mortgage Asset Trust,
Series 2019-GS01, Class A1, 144A
4.000%	01/25/59		728	739,315
Series 2019-GS02, Class A1, 144A
3.750%	01/25/59		817	818,715
Series 2019-GS04, Class A1, 144A
3.438%	05/25/59		1,331	1,337,115
Series 2019-SL01, Class A, 144A
4.000%(cc)	12/28/54		366	369,381
Merrill Lynch Mortgage Investors Trust,
Series 2004-OPT01, Class A1A, 1 Month LIBOR + 0.520% (Cap N/A, Floor 0.520%)
0.668%(c)	06/25/35		401	396,765
TFS (Spain),
Series 2018-03, Class A1, 1 Month EURIBOR + 2.900%
2.900%(c)	04/16/23	EUR	3,578	3,933,484

				9,523,621

Student Loans — 1.8%
Earnest Student Loan Program LLC,
Series 2016-D, Class A1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.548%(c)	01/25/41		66	65,800
Laurel Road Prime Student Loan Trust,
Series 2018-A, Class A, 144A
0.000%	02/25/43		2,980	1,887,975
Series 2018-C, Class A, 144A
0.000%(cc)	08/25/43		1,848	1,900,563
Series 2018-D, Class A, 144A
0.000%	11/25/43		1,859	1,926,152
Series 2019-A, Class R, 144A
0.000%	10/25/48		3,243	275,621
SoFi Alternative Trust,
Series 2019-B, Class PT, 144A
0.000%	12/15/45		4,363	4,505,142
Series 2019-D, Class 1PT, 144A
2.639%(cc)	01/16/46		3,950	4,078,940
Series 2019-F, Class PT1, 144A
3.932%(cc)	02/15/45		3,639	3,743,947
SoFi RR Funding II Trust,
Series 2019-01, Class A, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
1.398%(c)	11/29/24		3,305	3,266,035

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Student Loans (cont’d.)
SoFi RR Funding III Trust,
Series 2020-01, Class A, 144A, 1 Month LIBOR + 3.750% (Cap N/A, Floor 3.750%)
3.898%(c)	11/29/24		1,939	$1,958,131

				23,608,306

TOTAL ASSET-BACKED SECURITIES (cost $313,424,571)				316,036,951

BANK LOANS — 0.8%
Auto Manufacturers — 0.0%
Navistar, Inc.,
Tranche B Term Loan, 1 Month LIBOR + 3.500%
3.660%(c)	11/06/24		250	249,453

Commercial Services — 0.2%
Financial & Risk Holdings, Inc.,
Initial Dollar Term Loan, 1 Month LIBOR + 3.250%
3.397%(c)	10/01/25		2,967	2,961,403

Foods — 0.2%
Sigma Bidco BV (Netherlands),
Facility B4 Loan, 1 Month GBP LIBOR + 4.000%
4.036%(c)	07/02/25	GBP	1,550	2,068,989

Machinery-Construction & Mining — 0.0%
Vertiv Group Corp.,
Initial Term Loan, 1 Month LIBOR + 3.000%
3.153%(c)	03/02/27		250	248,214

Oil & Gas — 0.1%
Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%
10.000%(c)	11/01/25		388	420,980
Chesapeake Energy Corp.,
Class A Loan, 3 Month LIBOR + 8.000% (Cap N/A, Floor 1.000%)
9.000%(c)	06/24/24		1,525	1,227,625

				1,648,605

Pharmaceuticals — 0.1%
Nidda Healthcare Holding GmbH (Germany),
Term Loan F(GBP), 3 Month GBP LIBOR + 4.500%
4.551%(c)	08/21/26	GBP	1,000	1,334,452

Retail — 0.1%
EG America LLC (United Kingdom),
Second Lien Facility (USD), 3 Month LIBOR + 8.000%
9.000%(c)	04/20/26		565	547,150
EG Finco Ltd. (United Kingdom),
Second Lien Term Loan, 3 Month EURIBOR + 7.750%
8.750%(c)	04/20/26	EUR	374	444,638

				991,788

Software — 0.1%
Dun & Bradstreet Corp. (The),
Term Loan B, 1 Month LIBOR + 3.750%
3.898%(c)	02/06/26		773	772,280

TOTAL BANK LOANS (cost $10,590,303)				10,275,184

SEE NOTES TO FINANCIAL STATEMENTS.

A39

DIVERSIFIED BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — 15.3%
Banc of America Commercial Mortgage Trust,
Series 2016-UB10, Class A3
2.903%	07/15/49	2,300	$2,474,569
BANK,
Series 2017-BNK05, Class A4
3.131%	06/15/60	4,400	4,913,107
Series 2017-BNK06, Class A4
3.254%	07/15/60	920	1,024,065
Series 2017-BNK08, Class A3
3.229%	11/15/50	1,950	2,161,081
Series 2019-BN18, Class A3
3.325%	05/15/62	1,500	1,689,552
Series 2020-BN29, Class A3
1.742%	11/15/53	1,000	1,015,573
Barclays Commercial Mortgage Securities Trust,
Series 2016-ETC, Class A, 144A
2.937%	08/14/36	1,170	1,127,166
Series 2016-ETC, Class B, 144A
3.189%	08/14/36	510	463,494
Series 2016-ETC, Class C, 144A
3.391%	08/14/36	430	358,569
Series 2016-ETC, Class D, 144A
3.609%(cc)	08/14/36	1,560	1,201,725
Benchmark Mortgage Trust,
Series 2019-B09, Class A4
3.751%	03/15/52	3,400	3,904,259
Series 2020-B18, Class A4
1.672%	07/15/53	2,900	2,936,704
Series 2020-B21, Class A4
1.704%	12/17/53	1,000	1,013,415
BFLD Trust,
Series 2020-OBRK, Class A, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)
2.209%(c)	11/15/28	4,000	3,999,996
BX Commercial Mortgage Trust,
Series 2019-XL, Class G, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)
2.459%(c)	10/15/36	1,519	1,506,630
Series 2020-BXLP, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.159%(c)	12/15/36	1,499	1,462,939
Cantor Commercial Real Estate Lending,
Series 2019-CF02, Class A3
2.647%	11/15/52	7,700	8,029,437
CD Mortgage Trust,
Series 2017-CD05, Class A3
3.171%	08/15/50	3,500	3,877,422
CFK Trust,
Series 2020-MF02, Class A, 144A
2.387%	03/15/39	6,550	6,824,154
CityLine Commercial Mortgage Trust,
Series 2016-CLNE, Class B, 144A
2.778%(cc)	11/10/31	2,400	2,431,006
Series 2016-CLNE, Class C, 144A
2.778%(cc)	11/10/31	900	895,660

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Cold Storage Trust,
Series 2020-ICE05, Class E, 144A, 1 Month LIBOR + 2.766% (Cap N/A, Floor 2.833%)
2.924%(c)	11/15/37	1,350	$1,346,614
Commercial Mortgage Trust,
Series 2014-UBS04, Class A4
3.420%	08/10/47	3,200	3,400,696
Series 2014-UBS05, Class A4
3.838%	09/10/47	3,600	3,972,785
Series 2015-DC01, Class A4
3.078%	02/10/48	5,000	5,269,163
Series 2015-LC21, Class A4
3.708%	07/10/48	820	917,250
Series 2015-PC01, Class A5
3.902%	07/10/50	730	816,486
Series 2016-COR01, Class A3
2.826%	10/10/49	2,500	2,674,502
Series 2017-COR02, Class A2
3.239%	09/10/50	4,500	5,017,234
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class E, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)
2.309%(c)	05/15/36	2,600	2,584,746
CSAIL Commercial Mortgage Trust,
Series 2019-C16, Class A2
3.067%	06/15/52	1,200	1,289,237
DBWF Mortgage Trust,
Series 2016-85T, Class D, 144A
3.808%(cc)	12/10/36	1,400	1,430,202
Deutsche Bank Commercial Mortgage Trust,
Series 2017-C06, Class A4
3.071%	06/10/50	2,800	3,118,953
Eleven Madison Mortgage Trust,
Series 2015-11MD, Class C, 144A
3.555%(cc)	09/10/35	3,000	3,193,898
FHLMC Multifamily Structured Pass-Through Certificates,
Series K020, Class X1, IO
1.345%(cc)	05/25/22	24,456	360,613
Series K021, Class X1, IO
1.404%(cc)	06/25/22	14,334	211,717
Series K025, Class X1, IO
0.799%(cc)	10/25/22	9,732	111,148
Series K027, Class X1, IO
0.738%(cc)	01/25/23	123,200	1,455,777
Series K044, Class X1, IO
0.732%(cc)	01/25/25	80,056	1,927,692
Series K053, Class X1, IO
0.886%(cc)	12/25/25	87,569	3,400,494
Series K055, Class X1, IO
1.362%(cc)	03/25/26	13,606	836,342
Series KG03, Class X1, IO
1.381%(cc)	06/25/30	29,350	3,107,948
GS Mortgage Securities Trust,
Series 2014-GC18, Class A4
4.074%	01/10/47	10,550	11,441,331
Series 2015-GC30, Class A3
3.119%	05/10/50	2,984	3,207,932

SEE NOTES TO FINANCIAL STATEMENTS.

A40

DIVERSIFIED BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-GS06, Class A2
3.164%	05/10/50	3,400	$3,747,716
Series 2019-GC38, Class A3
3.703%	02/10/52	5,800	6,751,570
IMT Trust,
Series 2017-APTS, Class AFX, 144A
3.478%	06/15/34	310	333,078
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C02, Class A3A
2.881%	06/15/49	1,070	1,140,052
Series 2017-C05, Class A4
3.414%	03/15/50	1,975	2,182,254
Series 2017-C07, Class A4
3.147%	10/15/50	3,600	3,998,264
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2018-AON, Class E, 144A
4.613%(cc)	07/05/31	5,875	5,960,932
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-JP02, Class A3
2.559%	08/15/49	2,863	3,049,279
KKR Industrial Portfolio Trust,
Series 2020-AIP, Class E, 144A, 1 Month LIBOR + 2.626% (Cap N/A, Floor 2.626%)
2.785%(c)	03/15/37	771	761,697
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C05, Class XA, IO, 144A
1.414%(cc)	08/15/45	34,433	537,072
Series 2013-C08, Class A3
2.863%	12/15/48	1,531	1,586,584
Series 2013-C10, Class A3
3.967%(cc)	07/15/46	4,340	4,611,730
Morgan Stanley Capital I Trust,
Series 2017-H01, Class A4
3.259%	06/15/50	2,750	3,066,917
Series 2017-HR02, Class A3
3.330%	12/15/50	5,500	6,152,084
Series 2019-L03, Class A3
2.874%	11/15/52	1,200	1,314,758
Series 2019-MEAD, Class E, 144A
3.177%(cc)	11/10/36	575	450,890
Shops at Crystals Trust,
Series 2016-CSTL, Class A, 144A
3.126%	07/05/36	140	140,138
UBS Commercial Mortgage Trust,
Series 2017-C02, Class A3
3.225%	08/15/50	4,400	4,784,557
Series 2017-C07, Class A3
3.418%	12/15/50	5,600	6,270,163
Series 2018-C10, Class A3
4.048%	05/15/51	2,200	2,542,698
Series 2019-C17, Class A3
2.669%	10/15/52	2,000	2,122,049
Series 2019-C17, Class ASB
2.866%	10/15/52	600	662,243
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C05, Class A3
2.920%	03/10/46	830	850,139

Interest Rate	Maturity Date		Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.548%	08/15/50		4,130		$4,398,310
Series 2016-C32, Class A3
3.294%	01/15/59		2,250		2,439,100
Series 2016-C34, Class A3
2.834%	06/15/49		2,500		2,658,895
Series 2016-C35, Class A3
2.674%	07/15/48		4,600		4,900,145
Series 2017-C40, Class A3
3.317%	10/15/50		1,370		1,492,270
Series 2019-C54, Class A3
2.892%	12/15/52		1,200		1,326,894
Series 2020-C56, Class A4
2.194%	06/15/53		3,600		3,759,548

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $188,176,625)					198,395,309

CORPORATE BONDS — 39.3%
Aerospace & Defense — 0.5%
BAE Systems PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
1.900%	02/15/31	(a)	2,770		2,797,376
3.400%	04/15/30		385		434,950
Boeing Co. (The),
Sr. Unsec’d. Notes
3.950%	08/01/59		1,450		1,545,706
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
4.125%	11/16/28		1,115		1,328,966

					6,106,998

Agriculture — 0.4%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
2.259%	03/25/28	(a)	1,530		1,581,461
3.222%	08/15/24		2,810		3,042,199

					4,623,660

Airlines — 0.6%
American Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.575%	07/15/29		1,485		1,471,276
Continental Airlines 2001-1 Class A-1 Pass-Through Trust,
Pass-Through Certificates
6.703%	12/15/22		—	(r)	189
Continental Airlines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.983%	10/19/23		960		971,089
Continental Airlines 2010-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.750%	07/12/22		219		219,117
Delta Air Lines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
6.821%	02/10/24		680		696,430

SEE NOTES TO FINANCIAL STATEMENTS.

A41

DIVERSIFIED BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Airlines (cont’d.)
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	06/15/27			3,255	$3,869,812
United Airlines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
6.636%	01/02/24			462	464,377

					7,692,290

Apparel — 0.1%
Levi Strauss & Co.,
Sr. Unsec’d. Notes
5.000%	05/01/25			1,500	1,540,966

Auto Manufacturers — 0.9%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A
3.100%	04/12/21			570	574,103
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43			1,125	1,140,212
5.291%	12/08/46			290	303,118
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.350%	11/01/22			3,800	3,858,194
General Motors Co.,
Sr. Unsec’d. Notes
4.875%	10/02/23			1,350	1,498,335
5.150%	04/01/38			1,000	1,198,948
6.250%	10/02/43			1,455	1,962,174
6.600%	04/01/36			210	285,264
General Motors Financial Co., Inc.,
Gtd. Notes, 3 Month LIBOR + 0.850%
1.080%(c)	04/09/21			610	610,472
Gtd. Notes
3.550%	04/09/21			460	463,421

					11,894,241

Auto Parts & Equipment — 0.5%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A
3.500%	08/15/24		EUR	701	852,277
Adient US LLC,
Sr. Sec’d. Notes, 144A
7.000%	05/15/26			175	190,478
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.500%	04/01/27	(a)		1,225	1,289,235
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A
5.625%	11/15/26			1,150	1,060,134
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
5.750%	04/15/25	(a)		875	907,762
Dana, Inc.,
Sr. Unsec’d. Notes
5.375%	11/15/27	(a)		350	371,342

Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Parts & Equipment (cont’d.)
LKQ Italia Bondco SpA,
Gtd. Notes, 144A
3.875%	04/01/24		EUR	1,275	$1,682,212

					6,353,440

Banks — 8.5%
Banco Santander SA (Spain),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%
1.344%(c)	04/12/23			400	403,307
Sr. Unsec’d. Notes
3.848%	04/12/23			600	643,575
Sub. Notes
2.749%	12/03/30			1,000	1,031,164
Bank of America Corp.,
Jr. Sub. Notes, Series JJ
5.125%(ff)	—	(rr)		1,655	1,744,544
Jr. Sub. Notes, Series MM
4.300%(ff)	—	(rr)		1,575	1,619,330
Sr. Unsec’d. Notes, GMTN
3.593%(ff)	07/21/28			740	840,819
Sr. Unsec’d. Notes, MTN
3.824%(ff)	01/20/28			3,185	3,656,084
3.974%(ff)	02/07/30			685	806,885
4.078%(ff)	04/23/40			2,340	2,868,683
4.125%	01/22/24			3,750	4,162,705
4.271%(ff)	07/23/29			910	1,082,385
Sub. Notes, MTN
4.000%	01/22/25			1,117	1,255,215
4.450%	03/03/26			1,735	2,023,011
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.650%	03/16/25			700	772,853
3.684%	01/10/23			480	494,632
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29	(a)		475	570,826
Sub. Notes
4.836%	05/09/28			720	832,690
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
1.904%(ff)	09/30/28			2,200	2,240,990
4.400%	08/14/28			420	497,488
Sr. Unsec’d. Notes, 144A, MTN
3.800%	01/10/24	(a)		855	931,818
BPCE SA (France),
Sr. Unsec’d. Notes, 144A, MTN
3.500%	10/23/27			300	336,324
Sub. Notes, 144A, MTN
4.500%	03/15/25			1,120	1,265,170
4.875%	04/01/26	(a)		380	448,429
Citigroup, Inc.,
Jr. Sub. Notes, Series Q, 3 Month LIBOR + 4.095%
4.316%(c)	—	(a)(rr)		1,355	1,354,086
Jr. Sub. Notes, Series V
4.700%(ff)	—	(rr)		1,435	1,474,400
Jr. Sub. Notes, Series W
4.000%(ff)	—	(rr)		880	904,016

SEE NOTES TO FINANCIAL STATEMENTS.

A42

DIVERSIFIED BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sr. Unsec’d. Notes
2.666%(ff)	01/29/31		1,225	$1,312,626
3.200%	10/21/26		3,255	3,637,880
3.887%(ff)	01/10/28		1,710	1,964,485
8.125%	07/15/39		1,060	1,896,564
Sub. Notes
4.450%	09/29/27		2,630	3,104,379
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes, MTN
3.625%	09/09/24		1,050	1,165,911
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.290%
1.510%(c)	02/04/21		1,025	1,025,113
Sr. Unsec’d. Notes
4.250%	02/04/21		950	952,465
Sr. Unsec’d. Notes, GMTN
3.375%	05/12/21		900	907,483
Sr. Unsec’d. Notes, MTN
3.700%	05/30/24		159	171,454
Sr. Unsec’d. Notes, Series D
5.000%	02/14/22		1,350	1,411,165
Discover Bank,
Sr. Unsec’d. Notes
3.450%	07/27/26		280	313,577
4.250%	03/13/26		1,150	1,324,718
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series M, 3 Month LIBOR + 3.922%
4.128%(c)	—	(a)(rr)	1,950	1,942,622
Sr. Unsec’d. Notes
3.272%(ff)	09/29/25		4,063	4,449,210
3.750%	02/25/26		125	142,113
3.814%(ff)	04/23/29		1,060	1,226,353
3.850%	01/26/27		1,765	2,015,903
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
4.583%(ff)	06/19/29		1,000	1,182,703
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF
5.000%(ff)	—	(rr)	1,000	1,050,446
Jr. Sub. Notes, Series HH
4.600%(ff)	—	(a)(rr)	400	412,590
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%
3.684%(c)	—	(rr)	2,998	2,983,179
Jr. Sub. Notes, Series II
4.000%(ff)	—	(a)(rr)	1,350	1,353,412
Jr. Sub. Notes, Series X
6.100%(ff)	—	(rr)	1,450	1,587,736
Sr. Unsec’d. Notes
2.525%(ff)	11/19/41		2,330	2,394,786
2.950%	10/01/26		1,740	1,931,531
3.200%	06/15/26		3,020	3,379,264
3.509%(ff)	01/23/29		1,435	1,638,831
3.782%(ff)	02/01/28		965	1,108,298
3.964%(ff)	11/15/48		985	1,237,052
4.005%(ff)	04/23/29		1,200	1,407,140
Sub. Notes
4.250%	10/01/27	(a)	420	497,798

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Morgan Stanley,
Jr. Sub. Notes, Series H, 3 Month LIBOR + 3.610%
3.847%(c)	—	(a)(rr)	975	$967,652
Sr. Unsec’d. Notes
4.375%	01/22/47		895	1,214,949
Sr. Unsec’d. Notes, GMTN
3.772%(ff)	01/24/29	(a)	1,875	2,170,754
4.431%(ff)	01/23/30		1,340	1,632,786
Sr. Unsec’d. Notes, MTN
1.794%(ff)	02/13/32		915	920,297
3.125%	07/27/26		2,725	3,051,340
Sub. Notes, GMTN
4.350%	09/08/26		750	882,733
PNC Financial Services Group, Inc. (The),
Sub. Notes
3.900%	04/29/24		975	1,078,353
Truist Financial Corp.,
Jr. Sub. Notes, Series N
4.800%(ff)	—	(rr)	960	1,010,248
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
2.859%(ff)	08/15/23		1,100	1,140,316
3.491%	05/23/23		2,970	3,091,090
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A
2.569%(ff)	09/22/26	(a)	685	697,939
Wells Fargo & Co.,
Sr. Unsec’d. Notes
3.068%(ff)	04/30/41		2,675	2,910,169
Sr. Unsec’d. Notes, MTN
2.572%(ff)	02/11/31		3,500	3,713,023

				109,871,865

Beverages — 0.3%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.900%	02/01/46		1,880	2,445,120
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
5.550%	01/23/49		1,440	2,038,836

				4,483,956

Building Materials — 0.2%
Masco Corp.,
Sr. Unsec’d. Notes
2.000%	10/01/30	(a)	925	941,912
Masonite International Corp.,
Gtd. Notes, 144A
5.375%	02/01/28		525	561,771
SRM Escrow Issuer LLC,
Sr. Sec’d. Notes, 144A
6.000%	11/01/28		1,275	1,331,930
U.S. Concrete, Inc.,
Gtd. Notes
6.375%	06/01/24	(a)	199	205,112

				3,040,725

SEE NOTES TO FINANCIAL STATEMENTS.

A43

DIVERSIFIED BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals — 1.1%
Ashland LLC,
Gtd. Notes
6.875%	05/15/43			1,400	$1,860,559
CF Industries, Inc.,
Gtd. Notes
4.950%	06/01/43			675	831,140
5.375%	03/15/44			700	886,272
Chemours Co. (The),
Gtd. Notes
7.000%	05/15/25	(a)		1,000	1,034,711
LYB International Finance BV,
Gtd. Notes
5.250%	07/15/43			1,000	1,302,120
Mosaic Co. (The),
Sr. Unsec’d. Notes
5.625%	11/15/43			155	200,402
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24			1,150	1,200,661
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
4.900%	06/01/43			870	1,118,436
5.250%	01/15/45			420	575,064
6.125%	01/15/41			450	646,460
Nutrition & Biosciences, Inc.,
Sr. Unsec’d. Notes, 144A
3.468%	12/01/50	(a)		1,495	1,619,692
Sasol Financing International Ltd. (South Africa),
Gtd. Notes
4.500%	11/14/22			1,525	1,554,080
Sasol Financing USA LLC (South Africa),
Gtd. Notes
5.875%	03/27/24			375	399,059
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
3.450%	08/01/25			445	490,924
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A
10.500%	08/01/24			450	371,980

					14,091,560

Commercial Services — 0.9%
ERAC USA Finance LLC,
Gtd. Notes, 144A
6.700%	06/01/34			920	1,351,674
7.000%	10/15/37	(a)		770	1,191,562
Gartner, Inc.,
Gtd. Notes, 144A
4.500%	07/01/28			470	496,127
Loxam SAS (France),
Sr. Sec’d. Notes
3.250%	01/14/25		EUR	1,200	1,465,980
Sr. Sub. Notes
4.500%	04/15/27		EUR	1,650	1,935,094
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A
5.000%	04/15/22			627	628,584

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
Refinitiv US Holdings, Inc.,
Gtd. Notes, 144A
8.250%	11/15/26		950	$1,038,872
United Rentals North America, Inc.,
Gtd. Notes
3.875%	02/15/31		250	262,696
4.000%	07/15/30		250	263,573
4.875%	01/15/28	(a)	1,325	1,418,517
5.250%	01/15/30	(a)	525	584,757
5.500%	05/15/27	(a)	975	1,043,883

				11,681,319

Computers — 0.1%
Everi Payments, Inc.,
Gtd. Notes, 144A
7.500%	12/15/25	(a)	780	807,381

Diversified Financial Services — 0.4%
Charles Schwab Corp. (The),
Jr. Sub. Notes, Series H
4.000%(ff)	—	(rr)	1,335	1,401,437
Jefferies Group LLC,
Sr. Unsec’d. Notes
6.500%	01/20/43		650	897,830
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
5.500%	08/15/28		880	931,425
6.000%	01/15/27		275	292,592
OneMain Finance Corp.,
Gtd. Notes
5.375%	11/15/29	(a)	1,125	1,256,100
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, 144A, MTN
6.150%	12/06/28		400	486,205

				5,265,589

Electric — 2.9%
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
3.350%	07/01/23		550	585,446
Calpine Corp.,
Sr. Unsec’d. Notes, 144A
4.625%	02/01/29		600	615,820
5.000%	02/01/31		750	782,579
5.125%	03/15/28		1,000	1,053,051
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes, Series C
4.300%	12/01/56		235	298,827
Dominion Energy South Carolina, Inc.,
First Mortgage
4.600%	06/15/43		2,025	2,698,944
Dominion Energy, Inc.,
Jr. Sub. Notes
4.104%	04/01/21		2,710	2,733,608
El Paso Electric Co.,
Sr. Unsec’d. Notes
6.000%	05/15/35		2,325	3,206,709

SEE NOTES TO FINANCIAL STATEMENTS.

A44

DIVERSIFIED BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes
5.750%	01/26/21		520	$517,400
Sr. Unsec’d. Notes, 144A
5.750%	01/26/21		1,300	1,293,501
7.125%	02/11/25		390	399,505
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
6.250%	10/01/39		1,900	2,291,066
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.350%	01/15/25		3,750	4,083,976
5.450%	07/15/44		340	429,217
Iberdrola International BV (Spain),
Gtd. Notes
6.750%	09/15/33		1,150	1,551,588
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28		680	785,101
Kentucky Utilities Co.,
First Mortgage
4.375%	10/01/45		3,050	3,949,018
Korea Hydro & Nuclear Power Co. Ltd. (South Korea),
Sr. Unsec’d. Notes, 144A
4.750%	07/13/21		250	255,588
Narragansett Electric Co. (The),
Sr. Unsec’d. Notes, 144A
3.395%	04/09/30		1,050	1,193,661
NRG Energy, Inc.,
Gtd. Notes
7.250%	05/15/26		1,235	1,303,287
Gtd. Notes, 144A
5.250%	06/15/29		375	412,223
Sr. Sec’d. Notes, 144A
2.000%	12/02/25		280	290,091
2.450%	12/02/27		1,210	1,269,914
PacifiCorp,
First Mortgage
3.300%	03/15/51		380	437,362
Tucson Electric Power Co.,
Sr. Unsec’d. Notes
4.000%	06/15/50		1,500	1,834,313
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27		450	479,361
5.625%	02/15/27		600	637,859
Sr. Sec’d. Notes, 144A
3.700%	01/30/27		2,000	2,200,784

				37,589,799

Electrical Components & Equipment — 0.1%
WESCO Distribution, Inc.,
Gtd. Notes, 144A
7.125%	06/15/25		575	632,153
7.250%	06/15/28	(a)	550	624,719

				1,256,872

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electronics — 0.1%
Sensata Technologies BV,
Gtd. Notes, 144A
5.000%	10/01/25			1,000	$1,108,597

Engineering & Construction — 0.2%
GMR Hyderabad International Airport Ltd. (India),
Sr. Sec’d. Notes, 144A
4.250%	10/27/27			345	330,350
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
4.250%	10/31/26			605	642,407
5.500%	07/31/47			1,690	1,770,157

					2,742,914

Entertainment — 0.3%
AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% / PIK 12.000% or Cash coupon 5.000% and PIK 6.000%
12.000%	06/15/26			1,238	270,643
Sr. Sec’d. Notes, 144A
10.500%	04/24/26			186	126,129
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	07/01/25			860	915,694
Caesars Resort Collection LLC/CRC Finco, Inc.,
Gtd. Notes, 144A
5.250%	10/15/25	(a)		700	706,608
CPUK Finance Ltd. (United Kingdom),
Sec’d. Notes, 144A
4.875%	02/28/47		GBP	125	170,083
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
7.625%	04/15/26			875	937,323
Penn National Gaming, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	01/15/27	(a)		800	836,002
Scientific Games International, Inc.,
Gtd. Notes, 144A
7.000%	05/15/28			175	187,872

					4,150,354

Foods — 0.6%
Ingles Markets, Inc.,
Sr. Unsec’d. Notes
5.750%	06/15/23			42	42,445
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A
5.750%	06/15/25			1,800	1,858,787
Kraft Heinz Foods Co.,
Gtd. Notes, 144A
4.625%	10/01/39			645	717,135
4.875%	10/01/49	(a)		1,325	1,537,718
Mars, Inc.,
Gtd. Notes, 144A
3.875%	04/01/39			440	536,965
4.200%	04/01/59			380	503,367

SEE NOTES TO FINANCIAL STATEMENTS.

A45

DIVERSIFIED BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Foods (cont’d.)
McCormick & Co., Inc.,
Sr. Unsec’d. Notes
2.500%	04/15/30		2,000	$2,139,173

				7,335,590

Forest Products & Paper — 0.1%
International Paper Co.,
Sr. Unsec’d. Notes
7.300%	11/15/39		1,000	1,594,111

Gas — 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.875%	08/20/26		1,100	1,233,417
NiSource, Inc.,
Sr. Unsec’d. Notes
3.600%	05/01/30		375	434,060
4.800%	02/15/44		300	394,073
Southern Co. Gas Capital Corp.,
Gtd. Notes
4.400%	06/01/43		1,050	1,289,697

				3,351,247

Healthcare-Products — 0.5%
DH Europe Finance II Sarl,
Gtd. Notes
1.350%	09/18/39	EUR	1,275	1,675,734
Medtronic Global Holdings SCA,
Gtd. Notes
1.375%	10/15/40	EUR	540	718,627
1.625%	03/07/31	EUR	200	278,206
1.625%	10/15/50	EUR	495	674,578
2.250%	03/07/39	EUR	300	454,328
Stryker Corp.,
Sr. Unsec’d. Notes
2.125%	11/30/27	EUR	510	707,340
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, EMTN
1.500%	10/01/39	EUR	600	805,573
1.875%	10/01/49	EUR	425	600,155

				5,914,541

Healthcare-Services — 1.0%
Aetna, Inc.,
Sr. Unsec’d. Notes
6.750%	12/15/37		1,900	2,898,462
Anthem, Inc.,
Sr. Unsec’d. Notes
4.650%	01/15/43		385	505,427
DaVita, Inc.,
Gtd. Notes, 144A
4.625%	06/01/30		1,025	1,089,931
Encompass Health Corp.,
Gtd. Notes
4.750%	02/01/30		500	535,211
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25		1,475	1,657,546

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
5.875%	02/01/29			25	$30,103
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
3.250%	09/01/24			1,495	1,625,731
Tenet Healthcare Corp.,
Gtd. Notes, 144A
6.125%	10/01/28			925	963,128
Sec’d. Notes, 144A
6.250%	02/01/27			375	395,318
Sr. Sec’d. Notes, 144A
4.625%	06/15/28			285	299,639
4.875%	01/01/26			850	888,257
5.125%	11/01/27			600	636,046
Sr. Unsec’d. Notes
7.000%	08/01/25	(a)		600	620,181
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.950%	10/15/42			220	277,709

					12,422,689

Home Builders — 0.2%
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27			875	991,004
6.625%	07/15/27			1,050	1,137,258
Sr. Unsec’d. Notes, 144A
5.125%	08/01/30			45	50,391

					2,178,653

Housewares — 0.0%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.700%	04/01/26			670	738,686

Insurance — 1.0%
American International Group, Inc.,
Sr. Unsec’d. Notes
3.750%	07/10/25			2,110	2,370,548
4.500%	07/16/44			1,075	1,373,871
Liberty Mutual Finance Europe DAC,
Gtd. Notes, 144A
1.750%	03/27/24		EUR	800	1,029,317
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
3.951%	10/15/50			1,030	1,228,371
Lincoln National Corp.,
Sr. Unsec’d. Notes
7.000%	06/15/40			405	617,195
Markel Corp.,
Sr. Unsec’d. Notes
4.150%	09/17/50			180	227,231
5.000%	03/30/43			350	433,516
Principal Financial Group, Inc.,
Gtd. Notes
4.625%	09/15/42			150	192,904
Sompo International Holdings Ltd. (Bermuda),
Sr. Unsec’d. Notes
7.000%	07/15/34			1,350	1,903,617

SEE NOTES TO FINANCIAL STATEMENTS.

A46

DIVERSIFIED BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47		2,310	$2,881,819
6.850%	12/16/39		196	306,499

				12,564,888

Lodging — 0.4%
Marriott International, Inc.,
Sr. Unsec’d. Notes
3.250%	09/15/22	(a)	1,325	1,361,815
Sr. Unsec’d. Notes, Series GG
3.500%	10/15/32	(a)	1,825	1,996,019
MGM Resorts International,
Gtd. Notes
4.750%	10/15/28	(a)	950	1,017,252
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes
5.125%	08/08/25	(a)	400	448,284

				4,823,370

Machinery-Construction & Mining — 0.0%
Caterpillar, Inc.,
Sr. Unsec’d. Notes
3.250%	04/09/50	(a)	585	686,546

Machinery-Diversified — 0.3%
CNH Industrial Capital LLC,
Gtd. Notes
4.875%	04/01/21		1,050	1,060,130
Rockwell Automation, Inc.,
Sr. Unsec’d. Notes
5.200%	01/15/98		1,100	1,435,202
Xylem, Inc.,
Sr. Unsec’d. Notes
4.875%	10/01/21		1,960	2,021,430

				4,516,762

Media — 2.3%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
4.500%	05/01/32		450	480,401
5.375%	06/01/29		975	1,069,580
5.500%	05/01/26		3,300	3,425,282
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.800%	03/01/50		875	1,038,988
6.384%	10/23/35		2,470	3,382,878
6.484%	10/23/45		1,125	1,596,044
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes
9.250%	02/15/24	(a)	1,234	1,250,833
Comcast Corp.,
Gtd. Notes
2.450%	08/15/52	(a)	1,010	980,384
4.150%	10/15/28		1,820	2,182,829
4.250%	10/15/30		620	761,788

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.150%	08/15/24		2,800	$3,031,807
CSC Holdings LLC,
Gtd. Notes, 144A
3.375%	02/15/31		1,000	986,095
5.500%	04/15/27	(a)	650	689,233
Sr. Unsec’d. Notes, 144A
4.625%	12/01/30		1,000	1,045,883
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A
6.625%	08/15/27		520	314,560
Sr. Sec’d. Notes, 144A
5.375%	08/15/26		855	694,816
Discovery Communications LLC,
Gtd. Notes
5.300%	05/15/49		265	350,864
Gtd. Notes, 144A
4.000%	09/15/55	(a)	1,229	1,368,449
DISH DBS Corp.,
Gtd. Notes
7.375%	07/01/28	(a)	800	855,107
NBCUniversal Media LLC,
Gtd. Notes
4.450%	01/15/43		15	19,635
TCI Communications, Inc.,
Sr. Unsec’d. Notes
7.875%	02/15/26		750	1,006,826
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	02/15/25	(a)	1,175	1,188,423
6.625%	06/01/27		975	1,046,870
Walt Disney Co. (The),
Gtd. Notes
7.625%	11/30/28		500	703,221

				29,470,796

Mining — 0.2%
Barrick Gold Corp. (Canada),
Sr. Unsec’d. Notes
5.250%	04/01/42		680	936,474
Barrick North America Finance LLC (Canada),
Gtd. Notes
5.750%	05/01/43		410	597,269
Newmont Corp.,
Gtd. Notes
3.625%	06/09/21		825	831,931
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
6.750%	04/16/40		295	441,947

				2,807,621

Miscellaneous Manufacturing — 0.4%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.500%	12/01/24		1,600	1,532,887
7.500%	03/15/25		1,525	1,421,583

SEE NOTES TO FINANCIAL STATEMENTS.

A47

DIVERSIFIED BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Miscellaneous Manufacturing (cont’d.)
7.875%	04/15/27		1,825	$1,677,976

				4,632,446

Multi-National — 0.3%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.125%	09/27/21		1,240	1,253,834
4.375%	06/15/22		500	525,541
Inter-American Development Bank (Supranational Bank),
Unsec’d. Notes
6.950%	08/01/26		1,500	1,983,528

				3,762,903

Oil & Gas — 3.0%
Antero Resources Corp.,
Gtd. Notes
5.625%	06/01/23		1,200	1,173,194
Sr. Unsec’d. Notes, 144A
8.375%	07/15/26		400	407,031
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A
9.000%	11/01/27		204	226,950
Sr. Unsec’d. Notes, 144A
7.000%	11/01/26		350	332,885
8.250%	12/31/28		450	448,098
BP Capital Markets America, Inc.,
Gtd. Notes
2.772%	11/10/50	(a)	145	143,970
2.939%	06/04/51		1,835	1,874,037
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.400%	06/15/47		1,000	1,172,342
Citgo Holding, Inc.,
Sr. Sec’d. Notes, 144A
9.250%	08/01/24		125	116,988
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A
7.000%	06/15/25	(a)	800	804,144
CNOOC Finance 2013 Ltd. (China),
Gtd. Notes
3.000%	05/09/23		750	780,081
CNX Resources Corp.,
Gtd. Notes, 144A
7.250%	03/14/27		975	1,047,363
Concho Resources, Inc.,
Gtd. Notes
4.875%	10/01/47		180	244,708
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41		850	1,037,166
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes
4.950%	07/19/22		390	411,279
Sr. Unsec’d. Notes, 144A
6.510%	03/07/22		1,665	1,766,923

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Helmerich & Payne, Inc.,
Sr. Unsec’d. Notes
4.650%	03/15/25			1,500	$1,665,741
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
4.750%	04/24/25			1,160	1,322,263
4.750%	04/19/27			200	232,024
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
7.000%	03/31/24			250	252,481
7.125%	02/01/27			425	439,207
Noble Energy, Inc.,
Sr. Unsec’d. Notes
5.050%	11/15/44			490	686,877
5.250%	11/15/43			700	991,184
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
4.264%(s)	10/10/36			2,000	921,137
6.450%	09/15/36			945	985,009
Ovintiv, Inc.,
Gtd. Notes
6.500%	02/01/38			200	223,017
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.093%	01/15/30	(a)		339	379,071
5.750%	02/01/29			725	845,172
6.625%	01/16/34		GBP	680	1,135,935
6.900%	03/19/49	(a)		1,495	1,903,973
7.375%	01/17/27			405	502,409
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.750%	02/26/29		EUR	294	361,356
6.350%	02/12/48			840	758,709
6.490%	01/23/27			1,565	1,650,573
6.500%	03/13/27			2,155	2,272,056
6.500%	01/23/29			700	725,592
6.840%	01/23/30			306	318,762
7.690%	01/23/50			1,297	1,310,151
Gtd. Notes, EMTN
3.750%	02/21/24		EUR	400	494,680
4.875%	02/21/28		EUR	1,050	1,306,921
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
1.900%	08/15/30			2,085	2,064,914
Range Resources Corp.,
Gtd. Notes
9.250%	02/01/26	(a)		1,200	1,253,936
Transocean, Inc.,
Gtd. Notes, 144A
8.000%	02/01/27			700	335,865
Valero Energy Corp.,
Sr. Unsec’d. Notes
2.150%	09/15/27			830	845,087
YPF SA (Argentina),
Sr. Unsec’d. Notes, 144A
8.500%	03/23/25			217	177,977

					38,349,238

SEE NOTES TO FINANCIAL STATEMENTS.

A48

DIVERSIFIED BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas Services — 0.0%
Cameron International Corp.,
Gtd. Notes
7.000%	07/15/38			450	$606,472

Packaging & Containers — 0.1%
ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, Cash coupon 5.000% or PIK 5.750%
5.000%	06/30/27		EUR	1,278	1,591,941

Pharmaceuticals — 3.0%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.600%	05/14/25			1,020	1,137,032
4.050%	11/21/39			5,135	6,204,194
4.500%	05/14/35			1,715	2,155,894
4.550%	03/15/35			2,040	2,580,867
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27			320	356,049
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	01/30/28			430	442,834
5.000%	02/15/29			225	231,329
5.250%	01/30/30	(a)		300	314,424
5.250%	02/15/31			275	287,249
6.125%	04/15/25	(a)		325	334,856
6.250%	02/15/29			1,050	1,139,685
7.250%	05/30/29			100	112,315
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
4.125%	06/15/39			420	537,422
4.250%	10/26/49			650	875,107
4.550%	02/20/48			1,145	1,585,240
5.000%	08/15/45			750	1,080,022
Cheplapharm Arzneimittel GmbH (Germany),
Sr. Sec’d. Notes, 144A
5.500%	01/15/28			475	493,389
Cigna Corp.,
Gtd. Notes
4.375%	10/15/28			1,320	1,593,101
4.500%	02/25/26			3,690	4,311,933
Sr. Unsec’d. Notes
3.200%	03/15/40			440	482,764
CVS Health Corp.,
Sr. Unsec’d. Notes
1.875%	02/28/31			765	774,251
2.700%	08/21/40			480	486,119
4.780%	03/25/38			270	340,931
5.050%	03/25/48			655	885,903
5.125%	07/20/45			565	757,112
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
6.000%	06/30/28			233	193,863
Sec’d. Notes, 144A
9.500%	07/31/27			185	206,139
Mylan, Inc.,
Gtd. Notes
5.200%	04/15/48			1,890	2,488,179

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
3.200%	09/23/26		3,745	$4,185,817
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes
3.025%	07/09/40		525	554,334
4.000%	11/26/21		600	617,142
Viatris, Inc.,
Gtd. Notes, 144A
4.000%	06/22/50		1,465	1,668,856

				39,414,352

Pipelines — 1.9%
Boardwalk Pipelines LP,
Gtd. Notes
3.400%	02/15/31		1,730	1,794,666
Energy Transfer Operating LP,
Gtd. Notes
5.000%	05/15/50		280	302,405
5.150%	03/15/45		55	59,355
5.300%	04/15/47		120	131,743
6.125%	12/15/45		90	106,236
6.250%	04/15/49		1,400	1,700,570
Jr. Sub. Notes, Series G
7.125%(ff)	—	(rr)	875	836,560
Enterprise Products Operating LLC,
Gtd. Notes
3.200%	02/15/52		700	708,256
3.700%	01/31/51		130	143,052
3.950%	01/31/60		145	161,598
4.900%	05/15/46		2,110	2,649,829
Fermaca Enterprises S de RL de CV (Mexico),
Sr. Sec’d. Notes, 144A
6.375%	03/30/38		369	424,356
Kinder Morgan, Inc.,
Gtd. Notes
3.250%	08/01/50	(a)	1,940	1,942,835
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
4.200%	03/15/45		1,000	1,083,124
MPLX LP,
Sr. Unsec’d. Notes
4.500%	04/15/38		970	1,110,949
5.200%	03/01/47		115	141,527
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A
4.375%	08/15/22		50	52,134
4.875%	08/15/27	(a)	225	254,520
ONEOK Partners LP,
Gtd. Notes
6.850%	10/15/37		1,250	1,607,544
ONEOK, Inc.,
Gtd. Notes
4.500%	03/15/50		2,685	2,845,914
4.950%	07/13/47		450	502,462

SEE NOTES TO FINANCIAL STATEMENTS.

A49

DIVERSIFIED BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Phillips 66 Partners LP,
Sr. Unsec’d. Notes
4.680%	02/15/45		1,900	$2,057,276
Sunoco Logistics Partners Operations LP,
Gtd. Notes
5.400%	10/01/47		55	61,457
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
5.500%	01/15/28		575	587,143
7.500%	10/01/25	(a)	1,150	1,239,949
Sr. Unsec’d. Notes, 144A
6.000%	12/31/30	(a)	475	489,087
Western Midstream Operating LP,
Sr. Unsec’d. Notes
5.450%	04/01/44		575	580,919
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.900%	01/15/45		1,200	1,427,487

				25,002,953

Real Estate — 0.2%
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A
5.750%	12/01/25		1,200	1,233,868
Howard Hughes Corp. (The),
Gtd. Notes, 144A
5.375%	03/15/25		900	927,680

				2,161,548

Real Estate Investment Trusts (REITs) — 0.4%
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
4.050%	07/01/30	(a)	1,125	1,293,374
Diversified Healthcare Trust,
Gtd. Notes
9.750%	06/15/25		1,000	1,133,630
Sr. Unsec’d. Notes
6.750%	12/15/21		250	254,145
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes, 144A
4.625%	06/15/25	(a)	405	433,589
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
3.500%	03/15/31		1,100	1,135,913
VEREIT Operating Partnership LP,
Gtd. Notes
2.850%	12/15/32	(a)	525	548,363

				4,799,014

Retail — 1.1%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A
4.000%	10/15/30	(a)	1,525	1,545,345
AutoZone, Inc.,
Sr. Unsec’d. Notes
1.650%	01/15/31	(a)	335	332,130

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Retail (cont’d.)
Best Buy Co., Inc.,
Sr. Unsec’d. Notes
1.950%	10/01/30			495	$497,702
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.200%	05/15/28			1,875	2,230,343
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes
4.375%	02/07/25		EUR	150	180,343
6.250%	10/30/25		EUR	1,450	1,820,703
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.,
Sr. Unsec’d. Notes
8.625%	06/15/20	(d)		850	221,407
8.625%	06/15/20	(d)		900	223,875
L Brands, Inc.,
Gtd. Notes
5.625%	10/15/23	(a)		1,600	1,725,752
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
1.750%	03/15/31			2,115	2,115,939
PetSmart, Inc.,
Sr. Sec’d. Notes, 144A
5.875%	06/01/25			100	102,605
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25	(a)		1,000	1,031,845
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes
5.500%	06/01/24			1,800	1,832,040

					13,860,029

Savings & Loans — 0.1%
People’s United Financial, Inc.,
Sr. Unsec’d. Notes
3.650%	12/06/22			1,675	1,755,547

Semiconductors — 1.0%
Broadcom, Inc.,
Gtd. Notes
3.459%	09/15/26			3,509	3,892,402
4.700%	04/15/25			1,250	1,433,154
4.750%	04/15/29			1,500	1,792,926
5.000%	04/15/30			2,500	3,040,956
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
4.625%	06/01/23			2,675	2,926,409

					13,085,847

Software — 0.3%
Boxer Parent Co., Inc.,
Sec’d. Notes, 144A
9.125%	03/01/26			850	914,421
Fidelity National Information Services, Inc.,
Gtd. Notes
0.750%	05/21/23		EUR	400	498,522
Microsoft Corp.,
Sr. Unsec’d. Notes
2.525%	06/01/50			1,815	1,908,857

SEE NOTES TO FINANCIAL STATEMENTS.

A50

DIVERSIFIED BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Software (cont’d.)
2.675%	06/01/60		435	$471,918

				3,793,718

Telecommunications — 2.5%
AT&T, Inc.,
Sr. Unsec’d. Notes
4.300%	02/15/30		485	579,403
Sr. Unsec’d. Notes, 144A
2.550%	12/01/33		1,216	1,250,117
3.500%	09/15/53		6,381	6,409,862
3.550%	09/15/55		972	974,855
3.650%	09/15/59		895	900,976
CenturyLink, Inc.,
Sr. Unsec’d. Notes, 144A
4.500%	01/15/29		975	991,966
Sr. Unsec’d. Notes, Series P
7.600%	09/15/39	(a)	850	1,039,126
Digicel Holdings Bermuda Ltd./Digicel International Finance Ltd. (Jamaica),
Sr. Sec’d. Notes, 144A
8.750%	05/25/24	(a)	200	210,777
8.750%	05/25/24		997	1,049,527
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A
6.750%	03/01/23		500	387,343
Embarq Corp.,
Sr. Unsec’d. Notes
7.995%	06/01/36		1,700	2,095,904
Level 3 Financing, Inc.,
Gtd. Notes, 144A
4.250%	07/01/28		1,525	1,569,290
Sr. Sec’d. Notes, 144A
3.400%	03/01/27		230	249,673
Qwest Corp.,
Sr. Unsec’d. Notes
6.750%	12/01/21		600	627,097
Sprint Capital Corp.,
Gtd. Notes
8.750%	03/15/32	(a)	700	1,108,142
Sprint Corp.,
Gtd. Notes
7.625%	02/15/25		500	598,378
7.875%	09/15/23		2,000	2,314,353
T-Mobile USA, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/40		425	516,183
4.500%	04/15/50		3,080	3,811,941
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.650%	11/20/40		3,285	3,320,121
4.016%	12/03/29		120	142,361
4.500%	08/10/33		990	1,248,140
4.522%	09/15/48		360	465,721

				31,861,256

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Textiles — 0.0%
Mohawk Industries, Inc.,
Sr. Unsec’d. Notes
3.850%	02/01/23	294	$312,687

Transportation — 0.0%
Lima Metro Line 2 Finance Ltd. (Peru),
Sr. Sec’d. Notes
5.875%	07/05/34	105	127,288

Water — 0.0%
American Water Capital Corp.,
Sr. Unsec’d. Notes
3.450%	05/01/50	625	738,007

TOTAL CORPORATE BONDS (cost $461,899,317)			508,563,272

MUNICIPAL BONDS — 1.8%
California — 0.5%
Bay Area Toll Authority,
Taxable, Revenue Bonds, BABs, Series S3
6.907%	10/01/50	1,125	2,075,085
State of California,
General Obligation Unlimited, BABs
7.300%	10/01/39	1,550	2,562,227
General Obligation Unlimited, Taxable, BABs
7.625%	03/01/40	725	1,275,797

			5,913,109

Colorado — 0.1%
Regional Transportation District Sales Tax Revenue,
Revenue Bonds, BABs, Series B
5.844%	11/01/50	770	1,280,856

Illinois — 0.4%
Chicago O’Hare International Airport,
Revenue Bonds, BABs, Series B
6.395%	01/01/40	1,380	2,049,949
State of Illinois,
General Obligation Unlimited, Series A
5.000%	10/01/22	20	21,230
General Obligation Unlimited, Series D
5.000%	11/01/22	2,650	2,815,015

			4,886,194

New Jersey — 0.4%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series A
7.102%	01/01/41	1,175	1,920,114
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40	2,050	3,438,486

			5,358,600

Ohio — 0.1%
Ohio State University (The),
Taxable, Revenue Bonds, BABs, Series C
4.910%	06/01/40	695	962,749

SEE NOTES TO FINANCIAL STATEMENTS.

A51

DIVERSIFIED BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Oregon — 0.1%
State of Oregon Department of Transportation,
Taxable, Revenue Bonds, BABs, Series A
5.834%	11/15/34	615	$893,035

Pennsylvania — 0.1%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs, Series B
5.511%	12/01/45	800	1,189,824

Puerto Rico — 0.1%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
Revenue Bonds, Restructured, Series A-1
5.000%	07/01/58	1,710	1,904,906

Texas — 0.0%
Texas Private Activity Bond Surface Transportation Corp.,
Taxable, Revenue Bonds, Series B
3.922%	12/31/49	450	512,874

Virginia — 0.0%
University of Virginia,
Taxable, Revenue Bonds, Series C
4.179%	09/01/2117	425	569,751

TOTAL MUNICIPAL BONDS (cost $16,253,746)			23,471,898

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 7.8%
Alternative Loan Trust,
Series 2004-18CB, Class 3A1
5.250%	09/25/35	25	24,571
Bellemeade Re Ltd. (Bermuda),
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
1.748%(c)	04/25/28	416	414,910
Series 2018-02A, Class M1C, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
1.748%(c)	08/25/28	282	282,818
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
1.998%(c)	10/25/28	568	566,452
Series 2019-02A, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
1.598%(c)	04/25/29	268	267,859
Series 2019-04A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.548%(c)	10/25/29	174	173,370
Series 2019-04A, Class M1B, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.148%(c)	10/25/29	700	696,847
Series 2020-01A, Class M1A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
2.798%(c)	06/25/30	639	640,502
Series 2020-01A, Class M1B, 144A, 1 Month LIBOR + 3.400% (Cap N/A, Floor 0.000%)
3.548%(c)	06/25/30	270	272,773
Series 2020-02A, Class M1A, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)
2.448%(c)	08/26/30	300	300,846

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-02A, Class M1B, 144A, 1 Month LIBOR + 3.200% (Cap N/A, Floor 3.200%)
3.348%(c)	08/26/30	240	$242,551
Series 2020-02A, Class M1C, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 4.000%)
4.148%(c)	08/26/30	275	280,759
Series 2020-03A, Class M1A, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.148%(c)	10/25/30	290	290,255
Series 2020-03A, Class M1B, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)
2.998%(c)	10/25/30	215	215,547
Series 2020-03A, Class M1C, 144A, 1 Month LIBOR + 3.700% (Cap N/A, Floor 3.700%)
3.848%(c)	10/25/30	275	276,158
BVRT Financing Trust,
Series 2019-01, Class F, 144A
2.299%(cc)	09/15/21^	5,706	5,665,601
Central Park Funding Trust,
Series 2018-01, Class A, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.655%(c)	11/01/23	5,400	5,399,999
CIM Trust,
Series 2017-03, Class A1, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)
2.155%(c)	01/25/57	1,001	1,007,795
Series 2017-06, Class A1, 144A
3.015%(cc)	06/25/57	952	952,991
Citigroup Mortgage Loan Trust,
Series 2011-12, Class 3A2, 144A
2.997%(cc)	09/25/47	407	382,402
Connecticut Avenue Securities Trust,
Series 2019-R04, Class 2M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)
2.248%(c)	06/25/39	660	658,119
Series 2019-R07, Class 1M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)
2.248%(c)	10/25/39	746	743,160
Credit Suisse Mortgage Trust,
Series 2020-RPL05, Class A1, 144A
3.023%	08/25/60	510	511,177
Eagle Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
1.848%(c)	11/25/28	585	584,509
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)
1.948%(c)	04/25/29	180	179,628
Series 2020-02, Class M1A, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)
3.148%(c)	10/25/30	1,040	1,048,772
Series 2020-02, Class M1B, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 0.000%)
4.148%(c)	10/25/30	520	527,400
Series 2020-02, Class M1C, 144A, 1 Month LIBOR + 4.500% (Cap N/A, Floor 0.000%)
4.648%(c)	10/25/30	360	366,262

SEE NOTES TO FINANCIAL STATEMENTS.

A52

DIVERSIFIED BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae Connecticut Avenue Securities,
Series 2017-C07, Class 1M2, 1 Month LIBOR + 2.400% (Cap N/A, Floor 2.400%)
2.548%(c)	05/25/30	472	$468,906
Series 2018-C03, Class 1M2, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)
2.298%(c)	10/25/30	296	295,218
Fannie Mae REMICS,
Series 2011-116, Class ZA
3.500%	11/25/41	2,204	2,429,150
Series 2012-034, Class EB
4.000%	04/25/42	1,575	1,847,099
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2016-HQA03, Class M2, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)
1.498%(c)	03/25/29	52	52,116
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)
4.082%(c)	11/25/50	900	915,708
Series 2020-HQA05, Class M2, 144A, 30 Day Average SOFR + 2.600% (Cap N/A, Floor 0.000%)
2.682%(c)	11/25/50	4,365	4,392,152
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA02, Class M2, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
1.998%(c)	02/25/50	1,220	1,212,513
Series 2020-DNA03, Class B1, 144A, 1 Month LIBOR + 5.100% (Cap N/A, Floor 0.000%)
5.248%(c)	06/25/50	205	212,954
Series 2020-DNA03, Class M2, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)
3.148%(c)	06/25/50	835	839,169
Series 2020-DNA04, Class B1, 144A, 1 Month LIBOR + 6.000% (Cap N/A, Floor 0.000%)
6.148%(c)	08/25/50	1,570	1,666,018
Series 2020-DNA04, Class M2, 144A, 1 Month LIBOR + 3.750% (Cap N/A, Floor 0.000%)
3.898%(c)	08/25/50	810	821,316
Series 2020-DNA05, Class B1, 144A, 30 Day Average SOFR + 4.800% (Cap N/A, Floor 0.000%)
4.882%(c)	10/25/50	670	696,404
Series 2020-DNA05, Class M2, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)
2.882%(c)	10/25/50	500	506,388
Series 2020-HQA02, Class M2, 144A, 1 Month LIBOR + 3.100% (Cap N/A, Floor 0.000%)
3.248%(c)	03/25/50	90	90,619
Series 2020-HQA03, Class M2, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 0.000%)
3.748%(c)	07/25/50	2,195	2,210,188
Series 2020-HQA04, Class B1, 144A, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)
5.398%(c)	09/25/50	320	333,555
Series 2020-HQA04, Class M2, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 0.000%)
3.298%(c)	09/25/50	230	232,119

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
FHLMC Structured Agency Credit Risk Trust,
Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
0.898%(c)	09/25/48	3	$2,882
Series 2019-DNA01, Class M2, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
2.798%(c)	01/25/49	222	221,111
Freddie Mac REMICS,
Series 4289, Class WZ
3.000%	01/15/44	778	835,952
Series 4768, Class GA
3.500%	09/15/45	1,381	1,448,737
Series 4768, Class VB
3.500%	06/15/38	500	518,497
Series 4939, Class KT
3.000%	07/15/48	989	1,035,071
GCAT LLC,
Series 2019-04, Class A1, 144A
3.228%	11/26/49	1,614	1,618,034
GSMSC Resecuritization Trust,
Series 2015-03R, Class 1A2, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
0.288%(c)	01/26/37	1,169	1,148,079
Home Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
1.748%(c)	10/25/28	151	150,646
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
1.798%(c)	05/25/29	179	177,533
Series 2020-01, Class M1A, 144A, 1 Month LIBOR + 2.600% (Cap N/A, Floor 2.600%)
2.748%(c)	10/25/30	800	806,340
Series 2020-01, Class M1B, 144A, 1 Month LIBOR + 3.250% (Cap N/A, Floor 3.250%)
3.398%(c)	10/25/30	500	507,989
Series 2020-01, Class M1C, 144A, 1 Month LIBOR + 4.150% (Cap N/A, Floor 4.150%)
4.298%(c)	10/25/30	200	204,459
Legacy Mortgage Asset Trust,
Series 2019-GS06, Class A1, 144A
3.000%	06/25/59	627	629,693
Series 2020-GS01, Class A1, 144A
2.882%	10/25/59	1,311	1,315,201
Series 2020-SL01, Class A, 144A
2.734%	01/25/60	1,463	1,464,719
LSTAR Securities Investment Trust,
Series 2019-02, Class A1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)
1.655%(c)	04/01/24	551	548,643
Mortgage Repurchase Agreement Financing Trust,
Series 2020-03, Class A1, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
1.399%(c)	01/23/23	655	655,483
Series 2020-04, Class A1, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)
1.499%(c)	04/23/23	620	620,022

SEE NOTES TO FINANCIAL STATEMENTS.

A53

DIVERSIFIED BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-04, Class A2, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)
1.499%(c)	04/23/23	1,200	$1,200,042
MRA Issuance Trust,
Series 2020-01, Class A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.555%(c)	12/08/20	3,936	3,938,046
Series 2020-07, Class A, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.755%(c)	12/11/21	11,580	11,582,258
Series 2020-08, Class A1X, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 2.250%)
2.250%(c)	09/23/21	5,460	5,464,014
Series 2020-08, Class A2, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 3.500%)
3.500%(c)	09/23/21	3,510	3,512,691
Series 2020-09, Class AY, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 2.250%)
2.250%(c)	05/05/21^	4,450	4,462,086
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
0.898%(c)	01/25/48	854	854,831
Oaktown Re II Ltd. (Bermuda),
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)
1.698%(c)	07/25/28	103	103,092
Oaktown Re III Ltd. (Bermuda),
Series 2019-01A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.548%(c)	07/25/29	46	46,382
Oaktown Re IV Ltd. (Bermuda),
Series 2020-01A, Class M1A, 144A, 1 Month LIBOR + 3.200% (Cap N/A, Floor 3.200%)
3.348%(c)	07/25/30	298	299,242
Series 2020-01A, Class M1B, 144A, 1 Month LIBOR + 4.750% (Cap N/A, Floor 4.750%)
4.898%(c)	07/25/30	1,100	1,111,144
Oaktown Re V Ltd. (Bermuda),
Series 2020-02A, Class M1A, 144A, 1 Month LIBOR + 2.400% (Cap N/A, Floor 2.400%)
2.548%(c)	10/25/30	195	195,252
Series 2020-02A, Class M1B, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)
3.748%(c)	10/25/30	260	262,152
Radnor Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)
1.548%(c)	03/25/28	27	27,080
Series 2018-01, Class M2, 144A, 1 Month LIBOR + 2.700% (Cap N/A, Floor 0.000%)
2.848%(c)	03/25/28	360	360,732
Series 2019-02, Class M1A, 144A, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.348%(c)	06/25/29	47	46,580

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-01, Class M1A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
1.098%(c)	02/25/30		500	$499,401
Series 2020-01, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
1.598%(c)	02/25/30		1,500	1,483,702
Series 2020-02, Class M1A, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 3.150%)
3.298%(c)	10/25/30		1,330	1,334,913
Series 2020-02, Class M1B, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 4.000%)
4.148%(c)	10/25/30		840	848,933
Series 2020-02, Class M1C, 144A, 1 Month LIBOR + 4.600% (Cap N/A, Floor 4.600%)
4.748%(c)	10/25/30		655	666,424
Station Place Securitization Trust,
Series 2020-10, Class A, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.643%(c)	05/20/21		4,400	4,404,525
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-01, Class 4A3
3.080%(cc)	02/25/34		318	314,528
Series 2004-18, Class 3A1
2.586%(cc)	12/25/34		1,731	1,733,832

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $100,033,221)				100,856,598

SOVEREIGN BONDS — 6.4%
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
0.125%(cc)	07/09/30		2,858	1,162,058
0.125%(cc)	01/09/38		2,469	1,011,500
0.125%(cc)	07/09/41		356	134,447
1.000%	07/09/29		289	125,703
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
2.375%	08/20/30		570	598,340
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes
5.333%	02/15/28		1,284	1,393,131
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.000%	02/26/24		250	270,406
5.000%	06/15/45		205	250,622
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, 144A
6.000%	07/19/28		575	690,497
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, 144A, MTN
4.750%	04/11/25	EUR	875	1,112,980
4.750%	04/16/26	EUR	1,540	1,953,624
Ghana Government International Bond (Ghana),
Sr. Unsec’d. Notes, 144A
6.375%	02/11/27		970	1,009,036

SEE NOTES TO FINANCIAL STATEMENTS.

A54

DIVERSIFIED BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date			Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Hellenic Republic Government Bond (Greece),
Bonds
3.650%(cc)	02/24/23		EUR	1,200	$1,588,162
3.650%(cc)	02/24/26		EUR	380	549,003
3.650%(cc)	02/24/29		EUR	1,000	1,530,062
3.650%(cc)	02/24/31		EUR	620	979,665
3.650%(cc)	02/24/32		EUR	1,280	2,062,881
3.650%(cc)	02/24/34		EUR	640	1,064,295
3.650%(cc)	02/24/39		EUR	1,000	1,722,663
3.900%	01/30/33		EUR	1,990	3,301,847
4.000%	01/30/37		EUR	378	667,173
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes
5.200%	07/17/34		EUR	1,500	2,699,858
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
5.375%	02/21/23			436	479,093
5.375%	03/25/24			290	331,331
5.750%	11/22/23			2,300	2,624,723
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
1.450%	09/18/26		EUR	375	480,134
3.375%	07/30/25		EUR	3,125	4,313,638
Sr. Unsec’d. Notes, EMTN
2.875%	07/08/21		EUR	1,225	1,518,346
3.750%	06/14/28		EUR	1,250	1,845,512
Iraq International Bond (Iraq),
Sr. Unsec’d. Notes, 144A
5.800%	01/15/28			422	392,865
6.752%	03/09/23			400	389,848
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
2.500%	05/23/24			1,000	1,069,256
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A
3.375%	09/27/23			600	646,821
Sr. Unsec’d. Notes, 144A, MTN
1.750%	09/05/24			600	625,638
2.625%	04/20/22			1,000	1,028,959
3.000%	03/12/24			600	646,691
Lithuania Government International Bond (Lithuania),
Sr. Unsec’d. Notes
6.625%	02/01/22			1,000	1,068,407
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
3.750%	03/16/25	(a)		450	498,643
Portugal Government International Bond (Portugal),
Sr. Unsec’d. Notes, EMTN
5.125%	10/15/24			10,260	11,928,402
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes, 144A
6.500%	02/15/23			120	48,460
9.950%	06/09/21			1,940	787,694
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
5.103%	04/23/48			780	1,096,533

Interest Rate	Maturity Date			Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
2.375%	10/17/24			1,000	$1,052,045
6.875%	09/27/23			260	301,957
Sr. Unsec’d. Notes, EMTN
6.000%	08/04/28		GBP	2,060	3,701,785
Sr. Unsec’d. Notes, MTN
5.375%	06/15/33			4,730	6,080,067
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A, MTN
3.875%	10/29/35		EUR	945	1,412,635
Sr. Unsec’d. Notes, EMTN
3.875%	10/29/35		EUR	940	1,405,161
4.125%	03/11/39		EUR	254	387,807
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN
4.000%	04/17/25			675	754,637
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
7.250%	09/28/21			533	558,714
Sr. Unsec’d. Notes, 144A
2.125%	12/01/30			1,435	1,423,527
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes, 144A
5.750%	01/18/22			800	620,165
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes, 144A
2.500%	06/08/22			600	617,564
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
5.625%	03/30/21			500	503,665
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
7.750%	09/01/21			160	165,812
7.750%	09/01/22			1,120	1,198,305
8.994%	02/01/24			200	226,536
Sr. Unsec’d. Notes, 144A
4.375%	01/27/30		EUR	1,325	1,545,147
7.750%	09/01/22			930	995,021
8.994%	02/01/24			200	226,536
9.750%	11/01/28			400	492,553
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.975%	04/20/55			500	694,528

TOTAL SOVEREIGN BONDS (cost $72,752,355)					82,063,114

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.2%
Federal Home Loan Mortgage Corp.
3.500%	02/01/47			1,408	1,516,187
5.500%	10/01/33			490	574,995
5.500%	06/01/34			5	5,539
6.000%	11/01/33			112	128,526
6.000%	05/01/34			51	57,345
6.000%	06/01/34			92	103,089
6.250%	07/15/32	(k)		830	1,284,575
6.500%	07/01/32			10	11,559
6.500%	07/01/32			18	20,438

SEE NOTES TO FINANCIAL STATEMENTS.

A55

DIVERSIFIED BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.500%	08/01/32		25	$27,694
6.500%	08/01/32		34	38,853
6.500%	08/01/32		39	44,294
6.500%	09/01/32		32	36,871
6.500%	09/01/32		94	108,767
6.750%	09/15/29	(k)	525	783,861
6.750%	03/15/31		600	924,040
Federal National Mortgage Assoc.
2.000%	TBA	(tt)	4,500	4,673,842
2.000%	TBA		8,500	8,812,762
4.500%	08/01/40	(k)	1,490	1,664,842
5.500%	02/01/33		12	13,544
5.500%	02/01/33		13	15,141
5.500%	03/01/33		18	21,434
5.500%	03/01/33		33	38,147
5.500%	03/01/33		37	43,485
5.500%	04/01/33		5	5,443
5.500%	04/01/33		23	26,881
5.500%	04/01/33		25	29,611
5.500%	04/01/33		27	31,490
5.500%	07/01/33		20	22,887
5.500%	07/01/33		27	31,243
5.500%	08/01/33		15	17,204
5.500%	02/01/34		23	27,408
5.500%	04/01/34		25	29,268
5.500%	06/01/34		36	41,665
6.000%	10/01/33		2	1,877
6.000%	10/01/33		191	219,152
6.000%	03/01/34		54	60,913
6.000%	02/01/35		163	195,740
6.000%	11/01/36		50	59,363
6.250%	05/15/29	(a)	535	762,173
6.500%	08/01/32		87	97,992
6.500%	09/01/32		95	109,901
6.500%	09/01/32		139	165,682
6.500%	10/01/32		63	73,006
6.500%	04/01/33		129	148,727
6.500%	11/01/33		3	3,487
6.625%	11/15/30	(k)	530	802,026
7.000%	05/01/32		55	58,452
7.000%	06/01/32		7	8,516
7.125%	01/15/30		785	1,198,943
Government National Mortgage Assoc.
3.500%	01/20/48		297	319,471
4.000%	02/20/49		720	772,138
5.500%	01/15/33		52	60,825
5.500%	02/15/33		34	39,234
5.500%	05/15/33		116	129,154
5.500%	05/15/33		168	186,222
5.500%	06/15/33		177	201,494
5.500%	09/15/33		84	95,607
5.500%	07/15/35		47	54,201
6.000%	12/15/32		103	124,871
6.000%	11/15/33		43	50,312
6.000%	01/15/34		8	9,532
6.000%	06/20/34		262	306,481
6.000%	11/15/34		393	474,467
6.500%	09/15/32		33	37,051

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.500%	09/15/32		132	$148,862
6.500%	09/15/32		135	151,900
6.500%	11/15/33		108	122,277

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $27,141,223)				28,462,979

U.S. TREASURY OBLIGATIONS — 1.2%
U.S. Treasury Bonds
2.500%	05/15/46	(h)(k)	965	1,152,270
3.000%	05/15/45	(k)	4,065	5,271,162
3.000%	02/15/48	(k)	270	354,206
3.125%	02/15/43	(h)(k)	3,795	4,973,229
3.625%	08/15/43	(h)	200	282,250
U.S. Treasury Notes
0.125%	12/15/23		290	289,638
U.S. Treasury Strips Coupon
1.467%(s)	11/15/41	(h)	500	358,730
2.056%(s)	11/15/38	(h)(k)	290	221,737
2.208%(s)	05/15/39	(h)(k)	3,425	2,589,755
2.395%(s)	11/15/43	(h)	619	423,967
3.176%(s)	08/15/40	(h)	120	88,359

TOTAL U.S. TREASURY OBLIGATIONS (cost $14,091,643)				16,005,303

			Shares

PREFERRED STOCKS — 0.2%
Banks — 0.1%
Citigroup Capital XIII, 6.584%, Maturing 10/30/40			45,000	1,282,500

Capital Markets — 0.1%
State Street Corp. 5.350%, Series G(rr)			35,000	1,013,600

TOTAL PREFERRED STOCKS (cost $2,000,000)				2,296,100

TOTAL LONG-TERM INVESTMENTS (cost $1,206,363,004)				1,286,426,708

SHORT-TERM INVESTMENTS — 4.5%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)			14,079,089	14,079,089
PGIM Institutional Money Market Fund (cost $44,051,971; includes $44,043,328 of cash collateral for securities on loan)(b)(w)			44,088,008	44,065,963

TOTAL SHORT-TERM INVESTMENTS (cost $58,131,060)				58,145,052

TOTAL INVESTMENTS — 104.0% (cost $1,264,494,064)				1,344,571,760
Liabilities in excess of other assets(z) — (4.0)%				(51,963,703)

NET ASSETS — 100.0%				$1,292,608,057

SEE NOTES TO FINANCIAL STATEMENTS.

A56

DIVERSIFIED BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $10,127,687 and 0.8% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $43,132,940; cash collateral of $44,043,328 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(r)	Principal or notional amount is less than $500 par.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of 4,500,000 is 0.4% of net assets.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
968	5 Year U.S. Treasury Notes	Mar. 2021	$122,126,810	$191,991
202	10 Year U.S. Ultra Treasury Notes	Mar. 2021	31,584,595	(73,719)
547	20 Year U.S. Treasury Bonds	Mar. 2021	94,733,562	(563,193)
525	30 Year U.S. Ultra Treasury Bonds	Mar. 2021	112,120,312	(658,308)

				(1,103,229)

Short Positions:
2,179	2 Year U.S. Treasury Notes	Mar. 2021	481,507,929	(485,114)
138	5 Year Euro-Bobl	Mar. 2021	22,789,685	1,674
173	10 Year Euro-Bund	Mar. 2021	37,543,406	(90,178)
331	10 Year U.S. Treasury Notes	Mar. 2021	45,703,861	(81,897)
57	Euro Schatz Index	Mar. 2021	7,818,163	4,233

				(651,282)

				$(1,754,511)

Forward foreign currency exchange contracts outstanding at December 31, 2020:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Canadian Dollar,
Expiring 01/20/21	Goldman Sachs International	CAD	340	$254,444	$266,931	$12,487	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A57

DIVERSIFIED BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/20/21	BNP Paribas S.A.	AUD	559	$396,731	$431,341	$—	$(34,610)
British Pound,
Expiring 01/12/21	Citibank, N.A.	GBP	253	338,217	346,255	—	(8,038)
Expiring 01/12/21	Morgan Stanley & Co. International PLC	GBP	7,313	9,712,674	10,001,924	—	(289,250)
Canadian Dollar,
Expiring 01/20/21	Morgan Stanley & Co. International PLC	CAD	400	304,708	314,271	—	(9,563)
Euro,
Expiring 01/12/21	Citibank, N.A.	EUR	830	1,006,629	1,014,520	—	(7,891)
Expiring 01/12/21	Citibank, N.A.	EUR	705	844,454	861,566	—	(17,112)
Expiring 01/12/21	HSBC Bank USA, N.A.	EUR	46,972	55,810,873	57,401,650	—	(1,590,777)
Expiring 01/12/21	HSBC Bank USA, N.A.	EUR	1,284	1,536,697	1,568,907	—	(32,210)
Expiring 01/12/21	HSBC Bank USA, N.A.	EUR	1,204	1,452,433	1,470,860	—	(18,427)
Expiring 01/12/21	Morgan Stanley & Co. International PLC	EUR	628	762,012	767,073	—	(5,061)
Expiring 01/12/21	The Toronto-Dominion Bank	EUR	1,610	1,927,250	1,967,464	—	(40,214)
South African Rand,
Expiring 03/17/21	Citibank, N.A.	ZAR	4,324	279,179	291,410	—	(12,231)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	ZAR	7,207	469,895	485,683	—	(15,788)

				$74,841,752	$76,922,924	—	(2,081,172)

						$12,487	$(2,081,172)

Credit default swap agreements outstanding at December 31, 2020:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1):
Kingdom of Spain	06/20/23	1.000%(Q)	2,100	$(44,500)	$(30,270)	$(14,230)	Bank of America, N.A.
United Mexican States	06/20/23	1.000%(Q)	665	(11,391)	2,410	(13,801)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	655	(11,220)	6,016	(17,236)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	220	(3,768)	2,263	(6,031)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	220	(3,768)	2,078	(5,846)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	215	(3,683)	733	(4,416)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	115	(1,969)	417	(2,386)	Citibank, N.A.
United Mexican States	12/20/24	1.000%(Q)	160	(2,802)	895	(3,697)	Citibank, N.A.
United Mexican States	12/20/24	1.000%(Q)	130	(2,277)	870	(3,147)	Citibank, N.A.

				$(85,378)	$(14,588)	$(70,790)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
Boeing Co.	12/20/21	1.000%(Q)	3,700	0.723%	$11,240	$19,462	$(8,222)	Bank of America, N.A.
Kingdom of Spain	06/20/23	1.000%(Q)	2,100	0.220%	41,368	18,531	22,837	Bank of America, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	2,205	2.744%	(91,697)	(36,680)	(55,017)	Credit Suisse International
Petroleos Mexicanos	06/20/23	1.000%(Q)	550	2.744%	(22,872)	(17,712)	(5,160)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	545	2.744%	(22,664)	(21,068)	(1,596)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	185	2.744%	(7,694)	(7,329)	(365)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	185	2.744%	(7,693)	(7,196)	(497)	Citibank, N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A58

DIVERSIFIED BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Credit default swap agreements outstanding at December 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)(cont’d.):
Petroleos Mexicanos	06/20/23	1.000%(Q)	180	2.744%	$(7,485)	$(5,824)	$(1,661)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	90	2.744%	(3,743)	(2,897)	(846)	Citibank, N.A.
Petroleos Mexicanos	12/20/24	1.000%(Q)	160	3.330%	(13,826)	(11,984)	(1,842)	Citibank, N.A.
Petroleos Mexicanos	12/20/24	1.000%(Q)	130	3.330%	(11,234)	(9,852)	(1,382)	Citibank, N.A.
State of Illinois	06/20/24	1.000%(Q)	580	2.716%	(30,623)	(5,098)	(25,525)	Citibank, N.A.

					$(166,923)	$(87,647)	$(79,276)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2020(4)	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices—Sell Protection(2):
CDX.NA.HY.35.V1	12/20/25	5.000%(Q)	47,490	2.932%	$3,802,077	$4,501,428	$699,351

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on credit indices—Sell Protection(2):
CMBX.NA.6.AA	05/11/63	1.500%(M)	650	*	$(161)	$(2,273)	$2,112	Deutsche Bank AG

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold

SEE NOTES TO FINANCIAL STATEMENTS.

A59

DIVERSIFIED BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2020:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
AUD	6,000	02/13/30	1.210%(S)	6 Month BBSW(2)(S)	$(25)	$147,634	$147,659
BRL	12,664	01/02/25	5.903%(T)	1 Day BROIS(2)(T)	—	117,358	117,358
BRL	6,276	01/02/25	6.640%(T)	1 Day BROIS(2)(T)	—	109,153	109,153
BRL	7,043	01/02/25	6.670%(T)	1 Day BROIS(2)(T)	—	125,169	125,169
BRL	18,662	01/02/25	6.670%(T)	1 Day BROIS(2)(T)	—	330,424	330,424
CNH	16,230	06/14/24	2.900%(Q)	7 Day China Fixing Repo Rates(2)(Q)	40	26,969	26,929
CNH	46,000	06/28/24	2.901%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	74,127	74,127
CNH	16,400	09/19/24	2.940%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(11)	30,378	30,389
CNH	15,700	10/10/24	2.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(7)	24,030	24,037
COP	3,909,000	02/18/25	4.505%(Q)	1 Day COOIS(2)(Q)	—	76,813	76,813
COP	6,724,755	02/21/25	4.565%(Q)	1 Day COOIS(2)(Q)	—	130,286	130,286
COP	2,761,000	02/18/30	5.072%(Q)	1 Day COOIS(2)(Q)	—	80,275	80,275
COP	1,932,000	02/18/30	5.081%(Q)	1 Day COOIS(2)(Q)	—	54,319	54,319
COP	4,156,000	02/24/30	5.078%(Q)	1 Day COOIS(2)(Q)	—	116,443	116,443
EUR	3,815	05/11/26	0.250%(A)	1 Day EONIA(1)(A)	(62,921)	(211,849)	(148,928)
EUR	3,815	05/11/28	0.500%(A)	1 Day EONIA(2)(A)	322,464	360,034	37,570
GBP	977	10/22/28	0.680%(A)	1 Day SONIA(1)(A)	—	(64,075)	(64,075)
GBP	2,100	05/08/30	1.100%(A)	1 Day SONIA(1)(A)	(145,549)	(278,072)	(132,523)
GBP	230	05/08/34	1.200%(A)	1 Day SONIA(1)(A)	(9,088)	(42,442)	(33,354)
HUF	99,000	02/13/30	1.595%(A)	6 Month BUBOR(2)(S)	—	8,108	8,108
HUF	1,548,000	02/14/30	1.605%(A)	6 Month BUBOR(2)(S)	—	131,536	131,536
HUF	432,000	02/18/30	1.803%(A)	6 Month BUBOR(2)(S)	—	64,186	64,186
NZD	2,100	02/14/30	1.523%(S)	3 Month BBR(2)(Q)	—	90,151	90,151
	3,100	02/14/30	1.382%(A)	1 Day USOIS(1)(A)	—	(230,855)	(230,855)
ZAR	102,100	07/07/25	5.160%(Q)	3 Month JIBAR(1)(Q)	(3,670)	(210,296)	(206,626)
ZAR	24,600	12/17/25	4.855%(Q)	3 Month JIBAR(1)(Q)	—	(11,397)	(11,397)
ZAR	27,400	02/11/30	7.481%(Q)	3 Month JIBAR(2)(Q)	(1,167)	163,459	164,626
ZAR	36,800	02/28/30	7.500%(Q)	3 Month JIBAR(2)(Q)	(10,698)	215,772	226,470
ZAR	19,800	03/02/30	7.625%(Q)	3 Month JIBAR(2)(Q)	519	127,458	126,939
ZAR	22,200	03/12/30	7.840%(Q)	3 Month JIBAR(2)(Q)	(194)	164,075	164,269
ZAR	14,700	03/12/30	7.900%(Q)	3 Month JIBAR(2)(Q)	(134)	113,002	113,136
ZAR	58,300	03/18/30	10.650%(Q)	3 Month JIBAR(2)(Q)	—	275,560	275,560
ZAR	6,400	03/27/30	9.150%(Q)	3 Month JIBAR(2)(Q)	(128)	87,594	87,722
ZAR	12,600	04/01/30	8.600%(Q)	3 Month JIBAR(2)(Q)	(52)	148,946	148,998
ZAR	29,700	04/03/30	9.300%(Q)	3 Month JIBAR(2)(Q)	(585)	456,147	456,732
ZAR	61,200	07/07/30	7.040%(Q)	3 Month JIBAR(2)(Q)	(1,669)	214,336	216,005

					$87,125	$3,014,756	$2,927,631

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2020:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreement:
IOS.FN30.450.10(M)	1 Month LIBOR(M)	Credit Suisse International	1/12/41	992	$(601)	$(2,784)	$2,183

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A60

DIVERSIFIED BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$53,675	$(160,967)	$27,132	$(172,903)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$16,979,550

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$15,451,951	$—
Collateralized Loan Obligations	—	237,659,343	—
Consumer Loans	—	22,342,629	—
Credit Cards	—	4,521,721	—
Home Equity Loans	—	638,861	—
Other	—	2,290,519	—
Residential Mortgage-Backed Securities	—	9,523,621	—
Student Loans	—	23,608,306	—
Bank Loans	—	10,275,184	—
Commercial Mortgage-Backed Securities	—	198,395,309	—
Corporate Bonds	—	508,563,272	—
Municipal Bonds	—	23,471,898	—
Residential Mortgage-Backed Securities	—	90,728,911	10,127,687
Sovereign Bonds	—	82,063,114	—
U.S. Government Agency Obligations	—	28,462,979	—
U.S. Treasury Obligations	—	16,005,303	—
Preferred Stocks	2,296,100	—	—
Affiliated Mutual Funds	58,145,052	—	—

Total	$60,441,152	$1,274,002,921	$10,127,687

Other Financial Instruments*
Assets
Futures Contracts	$197,898	$—	$—
OTC Forward Foreign Currency Exchange Contract	—	12,487	—
Centrally Cleared Credit Default Swap Agreement	—	699,351	—
OTC Credit Default Swap Agreements	—	52,608	—
Centrally Cleared Interest Rate Swap Agreements	—	3,755,389	—

Total	$197,898	$4,519,835	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A61

DIVERSIFIED BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities
Futures Contracts	$(1,952,409)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(2,081,172)	—
OTC Credit Default Swap Agreements	—	(305,070)	—
Centrally Cleared Interest Rate Swap Agreements	—	(827,758)	—
OTC Total Return Swap Agreement	—	(601)	—

Total	$(1,952,409)	$(3,214,601)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Residential Mortgage-Backed Securities
Balance as of 12/31/19	$1,051,134	$11,680,644
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	(27,853)
Purchases/Exchanges/Issuances	—	6,361,643
Sales/Paydowns	—	(7,886,747)
Accrued discount/premium	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	(1,051,134)	—

Balance as of 12/31/20	$—	$10,127,687

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$(27,853)

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of December 31, 2020	Valuation Methodology	Unobservable Inputs
Residential Mortgage-Backed Securities	$10,127,687	Market Approach	Single Broker Indicative Quote

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels are as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Bank Loans	$1,051,134	L3 to L2	Single Broker Indicative Quote to Multiple Broker Quotes

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Collateralized Loan Obligations	18.4%
Commercial Mortgage-Backed Securities	15.3
Banks	8.6
Residential Mortgage-Backed Securities	8.5
Sovereign Bonds	6.4
Affiliated Mutual Funds (3.4% represents investments purchased with collateral from securities on loan)	4.5
Pharmaceuticals	3.1
Oil & Gas	3.1
Electric	2.9

Telecommunications	2.5%
Media	2.3
U.S. Government Agency Obligations	2.2
Pipelines	1.9
Student Loans	1.8
Municipal Bonds	1.8
Consumer Loans	1.7
U.S. Treasury Obligations	1.2
Automobiles	1.2
Retail	1.2

SEE NOTES TO FINANCIAL STATEMENTS.

A62

DIVERSIFIED BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification (continued):

Commercial Services	1.1%
Chemicals	1.1
Semiconductors	1.0
Insurance	1.0
Healthcare-Services	1.0
Auto Manufacturers	0.9
Foods	0.8
Airlines	0.6
Auto Parts & Equipment	0.5
Aerospace & Defense	0.5
Healthcare-Products	0.5
Diversified Financial Services	0.4
Lodging	0.4
Real Estate Investment Trusts (REITs)	0.4
Miscellaneous Manufacturing	0.4
Agriculture	0.4
Software	0.4
Credit Cards	0.4
Machinery-Diversified	0.3
Beverages	0.3
Entertainment	0.3
Multi-National	0.3
Gas	0.3
Building Materials	0.2
Mining	0.2

Engineering & Construction	0.2%
Other	0.2
Home Builders	0.2
Real Estate	0.2
Savings & Loans	0.1
Forest Products & Paper	0.1
Packaging & Containers	0.1
Apparel	0.1
Electrical Components & Equipment	0.1
Electronics	0.1
Capital Markets	0.1
Computers	0.1
Home Equity Loans	0.1
Machinery-Construction & Mining	0.0	*
Housewares	0.0	*
Water	0.0	*
Oil & Gas Services	0.0	*
Textiles	0.0	*
Transportation	0.0	*

	104.0
Liabilities in excess of other assets	(4.0)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$699,351	*	—	$—
Credit contracts	Premiums paid for OTC swap agreements	53,675		Premiums received for OTC swap agreements	158,183
Credit contracts	Unrealized appreciation on OTC swap agreements	24,949		Unrealized depreciation on OTC swap agreements	172,903
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	12,487		Unrealized depreciation on OTC forward foreign currency exchange contracts	2,081,172
Interest rate contracts	Due from/to broker-variation margin futures	197,898	*	Due from/to broker-variation margin futures	1,952,409	*
Interest rate contracts	Due from/to broker-variation margin swaps	3,755,389	*	Due from/to broker-variation margin swaps	827,758	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	2,784
Interest rate contracts	Unrealized appreciation on OTC swap agreements	2,183		—	—

		$4,745,932			$5,195,209

SEE NOTES TO FINANCIAL STATEMENTS.

A63

DIVERSIFIED BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$(8,252,678)	$—	$—	$5,680,952
Foreign exchange contracts	—	—	—	(3,100,389)	—
Interest rate contracts	1,131,352	—	34,449,291	—	(39,582,580)

Total	$1,131,352	$(8,252,678)	$34,449,291	$(3,100,389)	$(33,901,628)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$(33,112)	$—	$—	$794,408
Foreign exchange contracts	—	—	—	(1,048,812)	—
Interest rate contracts	(415,466)	—	3,229,232	—	21,016,604

Total	$(415,466)	$(33,112)	$3,229,232	$(1,048,812)	$21,811,012

(2)

Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations. For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$13,827	$51,594,000	$423,603,618	$611,946,861	$34,029,651

Forward Foreign Currency Exchange Contracts—Sold(3)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$94,622,815	$478,991,373	$60,975,906

Credit Default Swap Agreements— Sell Protection(2)	Total Return Swap Agreements(2)
$133,840,244	$1,183,262

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

A64

DIVERSIFIED BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$43,132,940	$(43,132,940)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.	$60,830	$(52,722)	$8,108	$(8,108)	$—
BNP Paribas S.A.	—	(34,610)	(34,610)	—	(34,610)
Citibank, N.A.	15,682	(229,666)	(213,984)	213,984	—
Credit Suisse International	2,183	(94,481)	(92,298)	92,298	—
Deutsche Bank AG	2,112	(2,273)	(161)	—	(161)
Goldman Sachs International	12,487	—	12,487	—	12,487
HSBC Bank USA, N.A.	—	(1,641,414)	(1,641,414)	1,641,414	—
Morgan Stanley & Co. International PLC	—	(319,662)	(319,662)	270,000	(49,662)
The Toronto-Dominion Bank	—	(40,214)	(40,214)	—	(40,214)

	$93,294	$(2,415,042)	$(2,321,748)	$2,209,588	$(112,160)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A65

DIVERSIFIED BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $43,132,940:
Unaffiliated investments (cost $1,206,363,004)	$1,286,426,708
Affiliated investments (cost $58,131,060)	58,145,052
Cash segregated for counterparty — OTC	793,000
Foreign currency, at value (cost $163,932)	164,390
Cash	42,959
Dividends and interest receivable	8,987,139
Due from broker-variation margin futures	571,640
Receivable for Portfolio shares sold	202,501
Due from broker-variation margin swaps	62,108
Premiums paid for OTC swap agreements	53,675
Unrealized appreciation on OTC swap agreements	27,132
Tax reclaim receivable	26,366
Receivable for investments sold	19,604
Unrealized appreciation on OTC forward foreign currency exchange contracts	12,487
Prepaid expenses	12,463

Total Assets	1,355,547,224

LIABILITIES
Payable to broker for collateral for securities on loan	44,043,328
Payable for investments purchased	15,359,440
Unrealized depreciation on OTC forward foreign currency exchange contracts	2,081,172
Management fee payable	435,376
Payable for Portfolio shares purchased	376,281
Accrued expenses and other liabilities	306,402
Unrealized depreciation on OTC swap agreements	172,903
Premiums received for OTC swap agreements	160,967
Trustees’ fees payable	2,318
Affiliated transfer agent fee payable	980

Total Liabilities	62,939,167

NET ASSETS	$1,292,608,057

Net assets were comprised of:
Partners’ Equity	$1,292,608,057

Net asset value and redemption price per share, $1,292,608,057 / 81,908,846 outstanding shares of beneficial interest	$15.78

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$41,921,543
Unaffiliated dividend income	133,188
Affiliated dividend income	120,067
Income from securities lending, net (including affiliated income of $102,579)	106,420

Total income	42,281,218

EXPENSES
Management fee	4,939,610
Custodian and accounting fees	143,259
Shareholders’ reports	105,214
Audit fee	56,035
Legal fees and expenses	29,034
Trustees’ fees	25,280
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,683
Miscellaneous	32,988

Total expenses	5,342,103

NET INVESTMENT INCOME (LOSS)	36,939,115

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of
$(35,703))	10,185,875
Futures transactions	34,449,291
Forward and cross currency contract transactions	(3,100,389)
Options written transactions	(8,252,678)
Swap agreements transactions	(33,901,628)
Foreign currency transactions	(95,487)

(715,016)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $9,715)	40,355,722
Futures	3,229,232
Forward and cross currency contracts	(1,048,812)
Options written	(33,112)
Swap agreements	21,811,012
Foreign currencies	(292,393)

64,021,649

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	63,306,633

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$100,245,748

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$36,939,115	$41,162,817
Net realized gain (loss) on investment and foreign currency transactions	(715,016)	77,712,920
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	64,021,649	1,002,602

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	100,245,748	119,878,339

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [7,159,168 and 3,069,133 shares, respectively]	108,389,140	43,101,026
Portfolio shares purchased [7,041,212 and 6,864,355 shares, respectively]	(106,131,559)	(95,800,032)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	2,257,581	(52,699,006)

TOTAL INCREASE (DECREASE)	102,503,329	67,179,333
NET ASSETS:
Beginning of year	1,190,104,728	1,122,925,395

End of year	$1,292,608,057	$1,190,104,728

SEE NOTES TO FINANCIAL STATEMENTS.

A66

EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 99.2%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 1.9%
Airbus SE (France)*	250,596	$27,536,332
Raytheon Technologies Corp.	601,101	42,984,732
Safran SA (France)*	265,243	37,744,410

		108,265,474

Air Freight & Logistics — 0.6%
FedEx Corp.	139,749	36,281,635

Automobiles — 5.0%
General Motors Co.	1,257,566	52,365,048
Tesla, Inc.*(a)	326,217	230,201,551

		282,566,599

Banks — 4.9%
Bank of America Corp.	1,996,681	60,519,401
Citigroup, Inc.	770,439	47,505,269
JPMorgan Chase & Co.	648,306	82,380,244
PNC Financial Services Group, Inc. (The)	313,584	46,724,016
Truist Financial Corp.	830,280	39,795,320

		276,924,250

Beverages — 0.6%
PepsiCo, Inc.	246,730	36,590,059

Biotechnology — 0.7%
Sarepta Therapeutics, Inc.*(a)	101,977	17,386,059
Vertex Pharmaceuticals, Inc.*	103,892	24,553,835

		41,939,894

Building Products — 1.1%
Johnson Controls International PLC	1,293,017	60,241,662

Capital Markets — 1.9%
Blackstone Group, Inc. (The) (Class A Stock)	278,853	18,072,463
Goldman Sachs Group, Inc. (The)	239,754	63,225,528
S&P Global, Inc.	72,962	23,984,798

		105,282,789

Chemicals — 2.1%
FMC Corp.	402,333	46,240,132
Linde PLC (United Kingdom)	279,016	73,523,506

		119,763,638

Consumer Finance — 1.2%
Capital One Financial Corp.	375,691	37,137,055
SLM Corp.	2,482,612	30,759,563

		67,896,618

Containers & Packaging — 0.7%
Crown Holdings, Inc.*	367,550	36,828,510

Diversified Telecommunication Services — 0.9%
Verizon Communications, Inc.	914,796	53,744,265

Electric Utilities — 0.8%
American Electric Power Co., Inc.	521,441	43,420,392

Entertainment — 4.4%
Netflix, Inc.*	199,715	107,991,892

COMMON STOCKS (continued)	Shares	Value
Entertainment (cont’d.)
Spotify Technology SA*	201,412	$63,376,300
Walt Disney Co. (The)*	441,981	80,078,117

		251,446,309

Food & Staples Retailing — 1.1%
Walmart, Inc.	428,409	61,755,157

Food Products — 0.9%
Mondelez International, Inc. (Class A Stock)	824,252	48,194,014

Health Care Equipment & Supplies — 1.3%
Danaher Corp.	76,085	16,901,522
DexCom, Inc.*	49,114	18,158,428
Zimmer Biomet Holdings, Inc.	242,438	37,357,271

		72,417,221

Health Care Providers & Services — 1.2%
Cigna Corp.	157,552	32,799,176
Laboratory Corp. of America Holdings*	172,204	35,052,124

		67,851,300

Health Care Technology — 0.5%
Teladoc Health, Inc.*(a)	154,028	30,799,439

Hotels, Restaurants & Leisure — 0.9%
Airbnb, Inc. (Class A Stock)*	15,073	2,212,716
McDonald’s Corp.	152,795	32,786,751
Royal Caribbean Cruises Ltd.	205,223	15,328,106

		50,327,573

Household Durables — 0.5%
D.R. Horton, Inc.	423,143	29,163,016

Household Products — 0.6%
Procter & Gamble Co. (The)	239,033	33,259,052

Insurance — 2.3%
Chubb Ltd.	362,217	55,752,440
Marsh & McLennan Cos., Inc.	286,259	33,492,303
MetLife, Inc.	851,324	39,969,662

		129,214,405

Interactive Media & Services — 6.9%
Alphabet, Inc. (Class A Stock)*	64,571	113,169,717
Alphabet, Inc. (Class C Stock)*	28,166	49,343,452
Facebook, Inc. (Class A Stock)*	459,905	125,627,650
Match Group, Inc.*	642,301	97,109,488
Tencent Holdings Ltd. (China)	123,516	8,972,155

		394,222,462

Internet & Direct Marketing Retail — 6.9%
Amazon.com, Inc.*	72,951	237,596,301
Chewy, Inc. (Class A Stock)*(a)	445,040	40,004,646
Farfetch Ltd. (United Kingdom) (Class A Stock)*	406,978	25,969,266
MercadoLibre, Inc. (Argentina)*	52,047	87,190,175

		390,760,388

IT Services — 11.5%
Adyen NV (Netherlands), 144A*	45,073	105,167,149
Mastercard, Inc. (Class A Stock)	193,812	69,179,255

SEE NOTES TO FINANCIAL STATEMENTS.

A67

EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
IT Services (cont’d.)
PayPal Holdings, Inc.*	392,377	$91,894,693
Shopify, Inc. (Canada) (Class A Stock)*	112,956	127,860,544
Snowflake, Inc. (Class A Stock)*(a)	99,374	27,963,844
Square, Inc. (Class A Stock)*	327,992	71,384,179
Twilio, Inc. (Class A Stock)*	227,028	76,848,978
Visa, Inc. (Class A Stock)(a)	378,242	82,732,873

		653,031,515

Leisure Products — 1.0%
Peloton Interactive, Inc. (Class A Stock)*	372,639	56,536,789

Machinery — 1.1%
Fortive Corp.	398,969	28,254,985
Otis Worldwide Corp.	500,961	33,839,915

		62,094,900

Multi-Utilities — 1.0%
Dominion Energy, Inc.	759,773	57,134,930

Oil, Gas & Consumable Fuels — 1.6%
Chevron Corp.	1,090,506	92,093,232

Personal Products — 0.9%
Estee Lauder Cos., Inc. (The) (Class A Stock)	188,010	50,046,382

Pharmaceuticals — 2.7%
AstraZeneca PLC (United Kingdom), ADR(a)	1,286,388	64,306,536
Bristol-Myers Squibb Co.	530,038	32,878,257
Eli Lilly & Co.	324,149	54,729,317

		151,914,110

Road & Rail — 2.2%
Uber Technologies, Inc.*	1,253,697	63,938,547
Union Pacific Corp.	288,307	60,031,284

		123,969,831

Semiconductors & Semiconductor Equipment — 5.3%
Broadcom, Inc.	125,299	54,862,167
NVIDIA Corp.	181,281	94,664,938
QUALCOMM, Inc.	336,718	51,295,620
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	452,792	49,372,440
Texas Instruments, Inc.	322,975	53,009,887

		303,205,052

Software — 9.5%
Adobe, Inc.*	209,475	104,762,637
Atlassian Corp. PLC (Class A Stock)*	150,441	35,183,637
Coupa Software, Inc.*	175,469	59,468,199
Crowdstrike Holdings, Inc. (Class A Stock)*	222,317	47,091,187
Microsoft Corp.	648,523	144,244,486
PTC, Inc.*	199,478	23,859,563
RingCentral, Inc. (Class A Stock)*	100,354	38,031,155
SAP SE (Germany), ADR(a)	258,994	33,770,228
Trade Desk, Inc. (The) (Class A Stock)*	51,028	40,873,428

COMMON STOCKS (continued)	Shares	Value
Software (cont’d.)
Zoom Video Communications, Inc. (Class A Stock)*	29,964	$10,107,456

		537,391,976

Specialty Retail — 2.6%
Advance Auto Parts, Inc.	118,160	18,611,382
Home Depot, Inc. (The)	146,650	38,953,173
Lowe’s Cos., Inc.	327,195	52,518,069
Ross Stores, Inc.	314,684	38,646,342

		148,728,966

Technology Hardware, Storage & Peripherals — 5.8%
Apple, Inc.	2,475,409	328,462,020

Textiles, Apparel & Luxury Goods — 3.5%
Lululemon Athletica, Inc.*	166,215	57,847,806
LVMH Moet Hennessy Louis Vuitton SE (France)	100,585	62,792,198
NIKE, Inc. (Class B Stock)	568,558	80,433,900

		201,073,904

Trading Companies & Distributors — 0.6%
United Rentals, Inc.*	149,302	34,624,627

TOTAL LONG-TERM INVESTMENTS (cost $3,143,790,788)		5,629,464,355

SHORT-TERM INVESTMENTS — 9.6%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	34,536,497	34,536,497
PGIM Institutional Money Market Fund (cost $509,050,741; includes $509,005,347 of cash collateral for securities on loan)(b)(w)	509,583,640	509,328,849

TOTAL SHORT-TERM INVESTMENTS (cost $543,587,238)		543,865,346

TOTAL INVESTMENTS — 108.8% (cost $3,687,378,026)		6,173,329,701
Liabilities in excess of other assets — (8.8)%		(498,972,752)

NET ASSETS — 100.0%		$5,674,356,949

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $498,160,026; cash collateral of $509,005,347 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A68

EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$42,984,732	$65,280,742	$—
Air Freight & Logistics	36,281,635	—	—
Automobiles	282,566,599	—	—
Banks	276,924,250	—	—
Beverages	36,590,059	—	—
Biotechnology	41,939,894	—	—
Building Products	60,241,662	—	—
Capital Markets	105,282,789	—	—
Chemicals	119,763,638	—	—
Consumer Finance	67,896,618	—	—
Containers & Packaging	36,828,510	—	—
Diversified Telecommunication Services	53,744,265	—	—
Electric Utilities	43,420,392	—	—
Entertainment	251,446,309	—	—
Food & Staples Retailing	61,755,157	—	—
Food Products	48,194,014	—	—
Health Care Equipment & Supplies	72,417,221	—	—
Health Care Providers & Services	67,851,300	—	—
Health Care Technology	30,799,439	—	—
Hotels, Restaurants & Leisure	50,327,573	—	—
Household Durables	29,163,016	—	—
Household Products	33,259,052	—	—
Insurance	129,214,405	—	—
Interactive Media & Services	385,250,307	8,972,155	—
Internet & Direct Marketing Retail	390,760,388	—	—
IT Services	547,864,366	105,167,149	—
Leisure Products	56,536,789	—	—
Machinery	62,094,900	—	—
Multi-Utilities	57,134,930	—	—
Oil, Gas & Consumable Fuels	92,093,232	—	—
Personal Products	50,046,382	—	—
Pharmaceuticals	151,914,110	—	—
Road & Rail	123,969,831	—	—
Semiconductors & Semiconductor Equipment	303,205,052	—	—
Software	537,391,976	—	—
Specialty Retail	148,728,966	—	—
Technology Hardware, Storage & Peripherals	328,462,020	—	—
Textiles, Apparel & Luxury Goods	138,281,706	62,792,198	—
Trading Companies & Distributors	34,624,627	—	—
Affiliated Mutual Funds	543,865,346	—	—

Total	$5,931,117,457	$242,212,244	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A69

EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

IT Services	11.5%
Affiliated Mutual Funds (9.0% represents investments purchased with collateral from securities on loan)	9.6
Software	9.5
Interactive Media & Services	6.9
Internet & Direct Marketing Retail	6.9
Technology Hardware, Storage & Peripherals	5.8
Semiconductors & Semiconductor Equipment	5.3
Automobiles	5.0
Banks	4.9
Entertainment	4.4
Textiles, Apparel & Luxury Goods	3.5
Pharmaceuticals	2.7
Specialty Retail	2.6
Insurance	2.3
Road & Rail	2.2
Chemicals	2.1
Aerospace & Defense	1.9
Capital Markets	1.9
Oil, Gas & Consumable Fuels	1.6
Health Care Equipment & Supplies	1.3
Consumer Finance	1.2
Health Care Providers & Services	1.2

Machinery	1.1%
Food & Staples Retailing	1.1
Building Products	1.1
Multi-Utilities	1.0
Leisure Products	1.0
Diversified Telecommunication Services	0.9
Hotels, Restaurants & Leisure	0.9
Personal Products	0.9
Food Products	0.9
Electric Utilities	0.8
Biotechnology	0.7
Containers & Packaging	0.7
Beverages	0.6
Air Freight & Logistics	0.6
Trading Companies & Distributors	0.6
Household Products	0.6
Health Care Technology	0.5
Household Durables	0.5

108.8
Liabilities in excess of other assets	(8.8)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$498,160,026	$(498,160,026)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A70

EQUITY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $498,160,026:
Unaffiliated investments (cost $3,143,790,788)	$5,629,464,355
Affiliated investments (cost $543,587,238)	543,865,346
Cash	44
Receivable for investments sold	16,450,268
Dividends receivable	2,080,393
Tax reclaim receivable	1,210,641
Receivable for Portfolio shares sold	879
Prepaid expenses and other assets	416,774

Total Assets	6,193,488,700

LIABILITIES
Payable to broker for collateral for securities on loan	509,005,347
Payable for Portfolio shares purchased	4,603,424
Payable for investments purchased	2,395,160
Management fee payable	2,135,273
Payable to affiliate	686,629
Accrued expenses and other liabilities	296,730
Trustees’ fees payable	7,005
Affiliated transfer agent fee payable	980
Payable to custodian	446
Distribution fee payable	416
Administration fee payable	341

Total Liabilities	519,131,751

NET ASSETS	$5,674,356,949

Net assets were comprised of:
Partners’ Equity	$5,674,356,949

Class I:
Net asset value and redemption price per share, $5,672,354,556 / 69,595,254 outstanding shares of beneficial interest	$81.50

Class II:
Net asset value and redemption price per share, $2,002,393 / 25,098 outstanding shares of beneficial interest	$79.78

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $261,838 foreign withholding tax)	$59,096,365
Income from securities lending, net (including affiliated income of $819,055)	895,632
Affiliated dividend income	687,233

Total income	60,679,230

EXPENSES
Management fee	21,503,309
Distribution fee—Class II	4,236
Administration fee—Class II	2,542
Custodian and accounting fees	304,897
Shareholders’ reports	302,695
Trustees’ fees	71,541
Legal fees and expenses	43,411
Audit fee	30,971
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	110,185

Total expenses	22,384,469

NET INVESTMENT INCOME (LOSS)	38,294,761

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $372,577)	537,194,844
Foreign currency transactions	(39,176)

537,155,668

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $217,230)	719,946,180
Foreign currencies	11,696

719,957,876

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	1,257,113,544

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,295,408,305

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$38,294,761	$51,222,459
Net realized gain (loss) on investment and foreign currency transactions	537,155,668	305,388,687
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	719,957,876	742,710,537

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,295,408,305	1,099,321,683

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	10,494,011	5,848,700
Portfolio shares purchased	(344,263,770)	(313,517,496)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(333,769,759)	(307,668,796)

CAPITAL CONTRIBUTIONS	—	3

TOTAL INCREASE (DECREASE)	961,638,546	791,652,890
NET ASSETS:
Beginning of year	4,712,718,403	3,921,065,513

End of year	$5,674,356,949	$4,712,718,403

SEE NOTES TO FINANCIAL STATEMENTS.

A71

FLEXIBLE MANAGED PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 95.4%
COMMON STOCKS — 62.7%	Shares	Value
Aerospace & Defense — 1.5%
L3Harris Technologies, Inc.	51,300	$9,696,726
Lockheed Martin Corp.	60,600	21,511,788
Northrop Grumman Corp.	59,400	18,100,368
Raytheon Technologies Corp.	246,000	17,591,460

		66,900,342

Air Freight & Logistics — 0.0%
Deutsche Post AG (Germany)	8,660	436,413
SG Holdings Co. Ltd. (Japan)	9,900	270,240
Yamato Holdings Co. Ltd. (Japan)	8,900	226,908

		933,561

Auto Components — 0.0%
BorgWarner, Inc.	41,900	1,619,016
Cie Generale des Etablissements Michelin SCA (France)	1,500	192,737
Continental AG (Germany)	300	44,612
Faurecia SE (France)*	224	11,510
NGK Spark Plug Co. Ltd. (Japan)	900	15,371
Stanley Electric Co. Ltd. (Japan)	300	9,679
Toyota Industries Corp. (Japan)	400	31,790

		1,924,715

Automobiles — 0.5%
Bayerische Motoren Werke AG (Germany)	1,908	170,860
Daimler AG (Germany)	6,942	492,496
Fiat Chrysler Automobiles NV (United Kingdom)*	2,982	53,609
Ford Motor Co.	199,900	1,757,121
General Motors Co.	516,500	21,507,060
Peugeot SA (France)*	1,594	43,834
Suzuki Motor Corp. (Japan)	700	32,468
Toyota Motor Corp. (Japan)	5,500	424,221
Volkswagen AG (Germany)	88	18,376

		24,500,045

Banks — 2.0%
Aozora Bank Ltd. (Japan)	700	12,907
Banco Bilbao Vizcaya Argentaria SA (Spain)	16,284	80,720
Bank of America Corp.	129,250	3,917,567
Barclays PLC (United Kingdom)*	62,877	126,516
BNP Paribas SA (France)*	3,437	181,953
BOC Hong Kong Holdings Ltd. (China)	17,000	51,605
Chiba Bank Ltd. (The) (Japan)	45,800	252,867
Citigroup, Inc.	494,450	30,487,787
Commonwealth Bank of Australia (Australia)	4,781	304,086
Credit Agricole SA (France)*	3,115	39,742
Danske Bank A/S (Denmark)*	1,851	30,421
DBS Group Holdings Ltd. (Singapore)	21,700	411,979
DNB ASA (Norway)*	19,848	385,013
Erste Group Bank AG (Austria)*	749	22,921
FNB Corp.	245,500	2,332,250
Intesa Sanpaolo SpA (Italy)*	45,259	106,070
Japan Post Bank Co. Ltd. (Japan)	1,000	8,198

COMMON STOCKS (continued)	Shares	Value
Banks (cont’d.)
JPMorgan Chase & Co.	101,694	$12,922,257
KBC Group NV (Belgium)*	693	48,851
Mebuki Financial Group, Inc. (Japan)	134,900	265,192
Mediobanca Banca di Credito Finanziario SpA (Italy)*	2,950	27,302
Mitsubishi UFJ Financial Group, Inc. (Japan)	14,200	62,769
Mizuho Financial Group, Inc. (Japan)	6,340	80,525
Nordea Bank Abp (Finland)*	8,835	72,604
Oversea-Chinese Banking Corp. Ltd. (Singapore)	39,500	300,730
PacWest Bancorp	91,000	2,311,400
Popular, Inc. (Puerto Rico)	92,900	5,232,128
Resona Holdings, Inc. (Japan)	5,600	19,557
Sumitomo Mitsui Financial Group, Inc. (Japan)	3,400	104,906
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	900	27,706
Swedbank AB (Sweden) (Class A Stock)*	7,129	124,721
United Overseas Bank Ltd. (Singapore).	3,300	56,434
Wells Fargo & Co.	942,400	28,441,632

		88,851,316

Beverages — 0.6%
Carlsberg A/S (Denmark) (Class B Stock)	275	43,808
Coca-Cola Co. (The)	71,500	3,921,060
Coca-Cola HBC AG (Switzerland)*	545	17,767
Kirin Holdings Co. Ltd. (Japan)	2,200	51,875
Monster Beverage Corp.*	192,900	17,839,392
PepsiCo, Inc.	19,020	2,820,666

		24,694,568

Biotechnology — 1.6%
AbbVie, Inc.	289,300	30,998,495
Biogen, Inc.*	53,700	13,148,982
CSL Ltd. (Australia)	183	40,152
Gilead Sciences, Inc.	344,950	20,096,787
Vertex Pharmaceuticals, Inc.*	26,800	6,333,912

		70,618,328

Building Products — 0.5%
AGC, Inc. (Japan)	600	20,951
American Woodmark Corp.*	13,900	1,304,515
Cie de Saint-Gobain (France)*	4,726	218,056
Fortune Brands Home & Security, Inc.	16,100	1,380,092
Geberit AG (Switzerland)	98	61,862
Kingspan Group PLC (Ireland)*	406	28,551
Lixil Corp. (Japan)	700	15,148
Masco Corp.	257,800	14,160,954
UFP Industries, Inc.	100,900	5,604,995
Xinyi Glass Holdings Ltd. (Hong Kong)	6,000	16,757

		22,811,881

Capital Markets — 2.2%
3i Group PLC (United Kingdom)	2,622	41,702
Affiliated Managers Group, Inc.	59,000	6,000,300

SEE NOTES TO FINANCIAL STATEMENTS.

A72

FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Capital Markets (cont’d.)
Ameriprise Financial, Inc.	111,650	$21,696,944
Bank of New York Mellon Corp. (The)	228,900	9,714,516
Cboe Global Markets, Inc.	75,300	7,011,936
Credit Suisse Group AG (Switzerland)	13,950	182,399
Federated Hermes, Inc.	154,900	4,475,061
Goldman Sachs Group, Inc. (The)	88,800	23,417,448
Hargreaves Lansdown PLC (United Kingdom)	867	18,144
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	3,300	181,565
Julius Baer Group Ltd. (Switzerland)	607	34,900
Magellan Financial Group Ltd. (Australia)	1,438	59,908
Morgan Stanley	304,500	20,867,385
Nomura Holdings, Inc. (Japan)	29,200	154,483
Raymond James Financial, Inc.	45,200	4,324,284
SBI Holdings, Inc. (Japan)	700	16,612
Schroders PLC (United Kingdom)	340	15,555
UBS Group AG (Switzerland)	32,097	460,091

		98,673,233

Chemicals — 1.0%
Akzo Nobel NV (Netherlands)	512	55,139
BASF SE (Germany)	1,215	95,963
Corteva, Inc.	204,500	7,918,240
Covestro AG (Germany), 144A	992	61,527
Element Solutions, Inc.	75,200	1,333,296
Evonik Industries AG (Germany)	559	18,280
Huntsman Corp.	108,400	2,725,176
ICL Group Ltd. (Israel)	2,000	10,230
LANXESS AG (Germany)	229	17,628
Linde PLC (United Kingdom)	15,100	3,979,001
Mitsubishi Gas Chemical Co., Inc. (Japan)	900	20,688
Mitsui Chemicals, Inc. (Japan)	500	14,720
Nitto Denko Corp. (Japan)	1,000	89,547
PPG Industries, Inc.	14,000	2,019,080
RPM International, Inc.	39,700	3,603,966
Sensient Technologies Corp.	26,000	1,918,020
Sherwin-Williams Co. (The)	25,700	18,887,187
Shin-Etsu Chemical Co. Ltd. (Japan)	1,900	332,601
Tosoh Corp. (Japan)	700	10,953
Yara International ASA (Brazil)	474	19,842

		43,131,084

Commercial Services & Supplies — 0.2%
Brambles Ltd. (Australia)	4,182	34,383
CoreCivic, Inc.(a)	199,250	1,305,088
Dai Nippon Printing Co. Ltd. (Japan)	600	10,787
Deluxe Corp.	70,100	2,046,920
Herman Miller, Inc.	122,700	4,147,260
Rentokil Initial PLC (United Kingdom)*	4,970	34,684
Secom Co. Ltd. (Japan)	1,600	147,645

		7,726,767

Communications Equipment — 0.8%
Cisco Systems, Inc.	737,100	32,985,225

COMMON STOCKS (continued)	Shares	Value
Communications Equipment (cont’d.)
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	4,768	$56,759
Ubiquiti, Inc.(a)	3,400	946,934

		33,988,918

Construction & Engineering — 0.2%
ACS Actividades de Construccion y Servicios SA (Spain)	725	24,119
Bouygues SA (France)	620	25,506
EMCOR Group, Inc.	84,500	7,728,370
Kajima Corp. (Japan)	1,200	16,076
Obayashi Corp. (Japan)	1,700	14,667
Quanta Services, Inc.	43,000	3,096,860
Skanska AB (Sweden) (Class B Stock)	627	16,008
Taisei Corp. (Japan)	1,100	37,846

		10,959,452

Construction Materials — 0.0%
HeidelbergCement AG (Germany)	1,173	89,633
James Hardie Industries PLC, CDI*	1,171	34,589
LafargeHolcim Ltd. (Switzerland)*	7,319	405,630
Taiheiyo Cement Corp. (Japan)	700	17,498

		547,350

Consumer Finance — 0.1%
Capital One Financial Corp.	35,600	3,519,060
OneMain Holdings, Inc.	29,600	1,425,536

		4,944,596

Containers & Packaging — 0.0%
Smurfit Kappa Group PLC (Ireland)	605	28,241

Diversified Financial Services — 0.4%
Berkshire Hathaway, Inc. (Class B Stock)*	83,450	19,349,551
Investor AB (Sweden) (Class B Stock)	1,232	90,451
Kinnevik AB (Sweden) (Class B Stock)*	358	18,186
M&G PLC (United Kingdom)	131,118	354,821

		19,813,009

Diversified Telecommunication Services — 1.4%
AT&T, Inc.	953,600	27,425,536
BT Group PLC (United Kingdom)*	24,863	45,153
Deutsche Telekom AG (Germany)	9,003	165,360
Nippon Telegraph & Telephone Corp. (Japan)	7,600	194,196
Orange SA (France)	14,595	173,710
Proximus SADP (Belgium)	928	18,418
Swisscom AG (Switzerland)	73	39,431
Telecom Italia SpA (Italy), RSP	18,981	9,847
Telefonica Deutschland Holding AG (Germany)	2,556	7,066
Verizon Communications, Inc.	568,588	33,404,545

		61,483,262

Electric Utilities — 0.7%
Chubu Electric Power Co., Inc. (Japan)	1,700	20,478
CK Infrastructure Holdings Ltd. (Hong Kong)	3,500	18,776

SEE NOTES TO FINANCIAL STATEMENTS.

A73

FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Electric Utilities (cont’d.)
Endesa SA (Spain)	8,661	$237,102
Enel SpA (Italy)	22,623	229,390
Exelon Corp.	353,600	14,928,992
Fortum OYJ (Finland)	14,814	358,137
Iberdrola SA (Spain)	15,927	227,599
Kansai Electric Power Co., Inc. (The) (Japan)	16,900	159,490
NRG Energy, Inc.	398,850	14,976,818
Power Assets Holdings Ltd. (Hong Kong)	3,500	18,938
Red Electrica Corp. SA (Spain)	1,152	23,640
Tohoku Electric Power Co., Inc. (Japan)	30,400	250,309

		31,449,669

Electrical Equipment — 0.4%
ABB Ltd. (Switzerland)	15,888	450,586
Acuity Brands, Inc.	43,300	5,243,197
Atkore International Group, Inc.*	47,950	1,971,224
Eaton Corp. PLC	86,100	10,344,054
Legrand SA (France)	720	64,531
Schneider Electric SE (France)	3,608	523,759

		18,597,351

Electronic Equipment, Instruments & Components — 0.2%
Arrow Electronics, Inc.*	29,400	2,860,620
Hirose Electric Co. Ltd. (Japan)	100	15,171
Ibiden Co. Ltd. (Japan)	300	14,019
IPG Photonics Corp.*	8,500	1,902,215
Jabil, Inc.	69,400	2,951,582
Murata Manufacturing Co. Ltd. (Japan) .	5,200	469,867
Omron Corp. (Japan)	600	53,556
Shimadzu Corp. (Japan)	700	27,236
SYNNEX Corp.	24,600	2,003,424
TDK Corp. (Japan)	1,600	241,585

		10,539,275

Energy Equipment & Services — 0.2%
TechnipFMC PLC (United Kingdom)	730,200	6,863,880

Entertainment — 1.0%
Activision Blizzard, Inc.	249,300	23,147,505
Electronic Arts, Inc.	148,200	21,281,520
Nintendo Co. Ltd. (Japan)	800	510,474
Vivendi SA (France)	2,232	72,022

		45,011,521

Equity Real Estate Investment Trusts (REITs) — 1.2%
Apple Hospitality REIT, Inc.	206,950	2,671,724
Crown Castle International Corp.	106,100	16,890,059
Equinix, Inc.	4,900	3,499,482
Franklin Street Properties Corp.	55,450	242,316
Gaming & Leisure Properties, Inc.	246,067	10,433,241
Gecina SA (France)	124	19,199
GEO Group, Inc. (The)(a)	317,650	2,814,379
Goodman Group (Australia)	23,398	341,021
Japan Real Estate Investment Corp. (Japan)	3	17,352

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Japan Retail Fund Investment Corp. (Japan)	7	$12,750
Klepierre SA (France)	14,001	315,660
Nippon Building Fund, Inc. (Japan)	4	23,189
Orix JREIT, Inc. (Japan)	90	148,650
Stockland (Australia)	100,953	326,901
Weyerhaeuser Co.	523,700	17,559,661

		55,315,584

Food & Staples Retailing — 1.4%
Coles Group Ltd. (Australia)	3,642	51,068
Costco Wholesale Corp.	30,100	11,341,078
Etablissements Franz Colruyt NV (Belgium)	438	25,961
Kesko OYJ (Finland) (Class B Stock)	680	17,525
Koninklijke Ahold Delhaize NV (Netherlands)	12,421	355,185
Kroger Co. (The)	504,400	16,019,744
Seven & i Holdings Co. Ltd. (Japan)	2,000	70,925
Sprouts Farmers Market, Inc.*	96,600	1,941,660
Sundrug Co. Ltd. (Japan)	200	7,984
Tesco PLC (United Kingdom)	56,430	178,855
Walmart, Inc.	217,700	31,381,455
Wm Morrison Supermarkets PLC (United Kingdom)	13,956	33,926

		61,425,366

Food Products — 1.1%
Archer-Daniels-Midland Co.	273,300	13,777,053
Conagra Brands, Inc.	93,600	3,393,936
Danone SA (France)	1,703	112,092
General Mills, Inc.	218,300	12,836,040
Kraft Heinz Co. (The)	491,100	17,021,526
MEIJI Holdings Co. Ltd. (Japan)	300	21,109
Nestle SA (Switzerland)	5,723	674,765
NH Foods Ltd. (Japan)	1,900	83,703
Orkla ASA (Norway)	14,749	149,857
Tate & Lyle PLC (United Kingdom)	14,472	133,423
Toyo Suisan Kaisha Ltd. (Japan)	200	9,737
Tyson Foods, Inc. (Class A Stock)	29,900	1,926,756
WH Group Ltd. (Hong Kong), 144A	333,500	280,235
Wilmar International Ltd. (China)	32,800	115,767

		50,535,999

Gas Utilities — 0.2%
Enagas SA (Spain)	665	14,588
Naturgy Energy Group SA (Spain)	798	18,502
Snam SpA (Italy)	11,949	67,446
UGI Corp.	276,500	9,666,440

		9,766,976

Health Care Equipment & Supplies — 2.4%
Abbott Laboratories	296,800	32,496,632
Becton, Dickinson & Co.	70,000	17,515,400
Boston Scientific Corp.*	526,300	18,920,485
Danaher Corp.	117,400	26,079,236
DiaSorin SpA (Italy)	67	13,945

SEE NOTES TO FINANCIAL STATEMENTS.

A74

FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies (cont’d.)
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	1,450	$34,367
Hologic, Inc.*	18,100	1,318,223
Hoya Corp. (Japan)	900	124,628
IDEXX Laboratories, Inc.*	5,100	2,549,337
ResMed, Inc.	24,300	5,165,208
Sonova Holding AG (Switzerland)*	148	38,557
STERIS PLC	7,900	1,497,366
West Pharmaceutical Services, Inc.	8,300	2,351,473

		108,104,857

Health Care Providers & Services — 1.5%
Alfresa Holdings Corp. (Japan)	500	9,151
Cigna Corp.	105,000	21,858,900
Fresenius Medical Care AG & Co. KGaA (Germany)	3,167	268,328
Fresenius SE & Co. KGaA (Germany)	7,808	367,494
HCA Healthcare, Inc.	16,100	2,647,806
McKesson Corp.	28,300	4,921,936
Medipal Holdings Corp. (Japan)	15,100	283,422
Sonic Healthcare Ltd. (Australia)	1,161	28,776
UnitedHealth Group, Inc.	98,500	34,541,980

		64,927,793

Health Care Technology — 0.0%
M3, Inc. (Japan)	1,200	113,484

Hotels, Restaurants & Leisure — 0.7%
Darden Restaurants, Inc.	79,600	9,481,952
Evolution Gaming Group AB (Sweden), 144A	1,254	127,887
La Francaise des Jeux SAEM (France), 144A	6,159	283,585
McDonald’s Corp.	100,100	21,479,458
McDonald’s Holdings Co. Japan Ltd. (Japan)	2,400	116,392
Tabcorp Holdings Ltd. (Australia)	5,727	17,296

		31,506,570

Household Durables — 0.1%
Berkeley Group Holdings PLC (United Kingdom)	4,431	286,865
D.R. Horton, Inc.	29,000	1,998,680
Electrolux AB (Sweden) (Class B Stock)	1,312	30,532
Husqvarna AB (Sweden) (Class B Stock)	26,901	349,421
Iida Group Holdings Co. Ltd. (Japan)	10,000	202,124
Persimmon PLC (United Kingdom)	3,223	122,250
Rinnai Corp. (Japan)	200	23,247
Sekisui House Ltd. (Japan)	1,600	32,564
Sony Corp. (Japan)	4,100	412,408
Taylor Wimpey PLC (United Kingdom)*	9,825	22,379

		3,480,470

Household Products — 1.1%
Essity AB (Sweden) (Class B Stock)	1,607	51,741
Henkel AG & Co. KGaA (Germany)	279	26,913
Procter & Gamble Co. (The)	348,505	48,490,986

COMMON STOCKS (continued)	Shares	Value
Household Products (cont’d.)
Reckitt Benckiser Group PLC (United Kingdom)	1,961	$175,900
Unicharm Corp. (Japan)	1,000	47,421

		48,792,961

Independent Power & Renewable Electricity Producers — 0.5%
AES Corp. (The)	480,800	11,298,800
Electric Power Development Co. Ltd. (Japan)	400	5,519
Vistra Corp.	554,200	10,895,572

		22,199,891

Industrial Conglomerates — 0.7%
3M Co.	134,200	23,456,818
CK Hutchison Holdings Ltd. (United Kingdom)	7,000	48,827
DCC PLC (United Kingdom)	1,843	130,556
Honeywell International, Inc.	35,200	7,487,040
Siemens AG (Germany)	242	35,380

		31,158,621

Insurance — 1.2%
Admiral Group PLC (United Kingdom)	496	19,707
Aflac, Inc.	129,600	5,763,312
Ageas SA/NV (Belgium)	6,678	356,230
AIA Group Ltd. (Hong Kong)	9,800	120,679
Allianz SE (Germany)	1,126	276,408
Allstate Corp. (The)	117,400	12,905,782
American Financial Group, Inc.	74,500	6,527,690
Assicurazioni Generali SpA (Italy)	9,840	171,812
Aviva PLC (United Kingdom)	21,609	96,489
AXA SA (France)	2,007	48,399
Baloise Holding AG (Switzerland)	128	22,845
CNP Assurances (France)*	2,004	32,604
Gjensidige Forsikring ASA (Norway)	522	11,738
Japan Post Insurance Co. Ltd. (Japan)	14,800	303,674
MetLife, Inc.	421,300	19,780,035
NN Group NV (Netherlands)	8,386	365,632
Old Republic International Corp.	275,500	5,430,105
Poste Italiane SpA (Italy), 144A	3,078	31,382
Sampo OYJ (Finland) (Class A Stock)	1,260	53,327
Sompo Holdings, Inc. (Japan)	900	36,399
Swiss Life Holding AG (Switzerland)	216	101,066
T&D Holdings, Inc. (Japan)	1,400	16,550
Tryg A/S (Denmark)	328	10,282
Zurich Insurance Group AG (Switzerland)	402	170,435

		52,652,582

Interactive Media & Services — 3.9%
Alphabet, Inc. (Class A Stock)*	30,250	53,017,360
Alphabet, Inc. (Class C Stock)*	25,932	45,429,752
Facebook, Inc. (Class A Stock)*	280,550	76,635,038
REA Group Ltd. (Australia)	138	15,934
SEEK Ltd. (Australia)	903	19,967

		175,118,051

SEE NOTES TO FINANCIAL STATEMENTS.

A75

FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Internet & Direct Marketing Retail — 3.5%
Amazon.com, Inc.*	42,800	$139,396,604
eBay, Inc.	327,200	16,441,800
HelloFresh SE (Germany)*	209	16,175
Mercari, Inc. (Japan)*	200	8,871
Prosus NV (China)*	1,369	149,111
Zalando SE (Germany), 144A*	395	44,547
ZOZO, Inc. (Japan)	300	7,405

		156,064,513

IT Services — 3.0%
Accenture PLC (Class A Stock)	128,650	33,604,666
Adyen NV (Netherlands), 144A*	52	121,330
Afterpay Ltd. (Australia)*	786	72,264
Amdocs Ltd.	118,300	8,391,019
Atos SE (France)*	558	50,639
Automatic Data Processing, Inc.	33,700	5,937,940
Bechtle AG (Germany)	304	66,533
CACI International, Inc. (Class A Stock)*	42,900	10,696,257
Capgemini SE (France)	440	68,517
Cognizant Technology Solutions Corp. (Class A Stock)	283,500	23,232,825
Computershare Ltd. (Australia)	1,343	15,173
EPAM Systems, Inc.*	29,700	10,642,995
Fujitsu Ltd. (Japan)	2,700	390,696
Genpact Ltd.	78,800	3,259,168
GMO Payment Gateway, Inc. (Japan)	100	13,413
International Business Machines Corp.	204,000	25,679,520
KBR, Inc.	96,500	2,984,745
NEC Corp. (Japan)	800	42,941
Nomura Research Institute Ltd. (Japan)	800	28,629
NTT Data Corp. (Japan)	1,700	23,290
Obic Co. Ltd. (Japan)	200	40,199
Perspecta, Inc.	13,800	332,304
TIS, Inc. (Japan)	600	12,277
Visa, Inc. (Class A Stock)(a)	30,400	6,649,392

		132,356,732

Leisure Products — 0.1%
American Outdoor Brands, Inc.*	24,575	418,512
Brunswick Corp.	32,700	2,493,048
Shimano, Inc. (Japan)	500	116,816
Smith & Wesson Brands, Inc.	136,600	2,424,650

		5,453,026

Life Sciences Tools & Services — 0.8%
Agilent Technologies, Inc.	17,400	2,061,726
IQVIA Holdings, Inc.*	11,800	2,114,206
PerkinElmer, Inc.	18,500	2,654,750
Sartorius Stedim Biotech (France)	78	27,883
Thermo Fisher Scientific, Inc.	65,100	30,322,278

		37,180,843

Machinery — 1.5%
AGCO Corp.	76,600	7,896,694
Allison Transmission Holdings, Inc.	3,300	142,329
Amada Co. Ltd. (Japan)	1,800	19,779
ANDRITZ AG (Austria)	451	20,625

COMMON STOCKS (continued)	Shares	Value
Machinery (cont’d.)
Atlas Copco AB (Sweden) (Class B Stock)	1,042	$46,541
Crane Co.	52,200	4,053,852
Cummins, Inc.	75,400	17,123,340
Deere & Co.	85,600	23,030,680
Epiroc AB (Sweden) (Class A Stock)	13,919	251,818
Epiroc AB (Sweden) (Class B Stock)	1,075	18,087
FANUC Corp. (Japan)	600	148,055
GEA Group AG (Germany)	414	14,864
Knorr-Bremse AG (Germany)	190	25,975
Kone OYJ (Finland) (Class B Stock)	3,648	296,307
Kubota Corp. (Japan)	2,700	58,972
Kurita Water Industries Ltd. (Japan)	200	7,656
Makita Corp. (Japan)	600	30,061
MINEBEA MITSUMI, Inc. (Japan)	900	17,877
Oshkosh Corp.	48,600	4,183,002
Pentair PLC	144,100	7,650,269
Schindler Holding AG (Switzerland)	55	15,006
SKF AB (Sweden) (Class B Stock)	1,054	27,391
SMC Corp. (Japan)	200	122,174
Spirax-Sarco Engineering PLC (United Kingdom)	197	30,543
Techtronic Industries Co. Ltd. (Hong Kong)	13,500	193,314
Timken Co. (The)	17,300	1,338,328
Volvo AB (Sweden) (Class B Stock)*	4,042	95,254

		66,858,793

Marine — 0.0%
AP Moller - Maersk A/S (Denmark) (Class A Stock)	9	18,704
AP Moller - Maersk A/S (Denmark) (Class B Stock)	35	78,414
Kuehne + Nagel International AG (Switzerland)	312	71,710
Nippon Yusen KK (Japan)	900	20,990

		189,818

Media — 0.4%
Comcast Corp. (Class A Stock)	126,900	6,649,560
Gray Television, Inc.*	96,300	1,722,807
News Corp. (Class A Stock)	123,000	2,210,310
Omnicom Group, Inc.	91,600	5,713,092
Publicis Groupe SA (France)	580	29,015
WPP PLC (United Kingdom)	12,978	141,567

		16,466,351

Metals & Mining — 0.7%
Anglo American PLC (South Africa)	3,380	112,575
Antofagasta PLC (Chile)	1,094	21,499
ArcelorMittal SA (Luxembourg)*	1,899	44,455
BHP Group Ltd. (Australia)	8,242	269,346
BHP Group PLC (Australia)	15,043	396,499
BlueScope Steel Ltd. (Australia)	1,300	17,489
Boliden AB (Sweden)	4,060	144,417
Evraz PLC (Russia)	3,352	21,588
Fortescue Metals Group Ltd. (Australia)	24,001	435,258
Freeport-McMoRan, Inc.	414,100	10,774,882

SEE NOTES TO FINANCIAL STATEMENTS.

A76

FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (cont’d.)
Newcrest Mining Ltd. (Australia)	2,109	$41,757
Newmont Corp.	291,500	17,457,935
Norsk Hydro ASA (Norway)	3,486	16,212
Rio Tinto Ltd. (Australia)	979	86,342
Rio Tinto PLC (Australia)	7,293	547,049
South32 Ltd. (Australia)	10,330	19,726
Steel Dynamics, Inc.	34,800	1,283,076
Sumitomo Metal Mining Co. Ltd. (Japan)	600	26,775

		31,716,880

Mortgage Real Estate Investment Trusts (REITs) — 0.4%
Annaly Capital Management, Inc.	1,242,700	10,500,815
Starwood Property Trust, Inc.	222,900	4,301,970
TPG RE Finance Trust, Inc.	116,000	1,231,920

		16,034,705

Multiline Retail — 0.8%
Dollar Tree, Inc.*	120,900	13,062,036
Next PLC (United Kingdom)*	345	33,534
Target Corp.	126,600	22,348,698
Wesfarmers Ltd. (Australia)	5,794	225,712

		35,669,980

Multi-Utilities — 0.5%
AGL Energy Ltd. (Australia)	10,441	96,291
MDU Resources Group, Inc.	35,300	929,802
Public Service Enterprise Group, Inc.	91,400	5,328,620
Sempra Energy	137,000	17,455,170

		23,809,883

Oil, Gas & Consumable Fuels — 0.9%
Chevron Corp.	107,200	9,053,040
Cimarex Energy Co.	260,800	9,782,608
ENEOS Holdings, Inc. (Japan)	18,000	64,487
Equinor ASA (Norway)	3,892	65,517
Kinder Morgan, Inc.	1,232,600	16,849,642
Koninklijke Vopak NV (Netherlands)	184	9,709
Lundin Energy AB (Sweden)	11,941	323,494
Neste OYJ (Finland)	1,143	82,762
OMV AG (Austria)	6,301	254,572
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	11,401	201,474
Santos Ltd. (Australia)	4,609	22,354
Teekay Tankers Ltd. (Bermuda)
(Class A Stock)*(a)	28,300	311,583
TOTAL SE (France)	6,696	288,916
Washington H Soul Pattinson & Co. Ltd. (Australia)	2,257	52,489
World Fuel Services Corp.	70,100	2,184,316

		39,546,963

Paper & Forest Products — 0.0%
Boise Cascade Co.	28,700	1,371,860
Mondi PLC (United Kingdom)	382	9,020

		1,380,880

COMMON STOCKS (continued)	Shares	Value
Personal Products — 0.0%
L’Oreal SA (France)	519	$197,375
Unilever PLC (United Kingdom)	8,937	538,346

		735,721

Pharmaceuticals — 2.8%
Astellas Pharma, Inc. (Japan)	4,800	74,159
AstraZeneca PLC (United Kingdom)	1,150	116,390
Bayer AG (Germany)	1,171	69,211
Bristol-Myers Squibb Co.	452,200	28,049,966
Chugai Pharmaceutical Co. Ltd. (Japan)	5,100	272,519
Eli Lilly & Co.	42,700	7,209,468
GlaxoSmithKline PLC (United Kingdom)	29,096	535,089
Hikma Pharmaceuticals PLC (Jordan)	795	27,434
Johnson & Johnson	140,348	22,087,968
Merck & Co., Inc.	398,100	32,564,580
Novartis AG (Switzerland)	8,280	783,241
Novo Nordisk A/S (Denmark) (Class B Stock)	8,641	599,961
Ono Pharmaceutical Co. Ltd. (Japan)	2,200	66,299
Orion OYJ (Finland) (Class B Stock)	2,032	93,292
Otsuka Holdings Co. Ltd. (Japan)	6,600	282,560
Pfizer, Inc.	767,200	28,240,632
Roche Holding AG (Switzerland)	1,945	680,767
Sanofi (France)	5,921	572,773
Shionogi & Co. Ltd. (Japan)	700	38,277
Viatris, Inc.*	98,258	1,841,355

		124,205,941

Professional Services — 0.0%
Adecco Group AG (Switzerland)	1,612	108,169
Experian PLC (United Kingdom)	8,912	338,562
Randstad NV (Netherlands)*	326	21,378
Teleperformance (France)	131	43,752

		511,861

Real Estate Management & Development — 0.0%
Aroundtown SA (Germany)	2,750	20,652
CK Asset Holdings Ltd. (Hong Kong)	6,500	33,345
Daito Trust Construction Co. Ltd. (Japan)	200	18,695
Deutsche Wohnen SE (Germany)	928	49,676
Henderson Land Development Co. Ltd.
(Hong Kong)	4,000	15,626
Mitsubishi Estate Co. Ltd. (Japan)	3,300	52,920
Sino Land Co. Ltd. (Hong Kong)	8,000	10,405
Sumitomo Realty & Development Co. Ltd. (Japan)	900	27,704
Swire Properties Ltd. (Hong Kong)	3,200	9,316

		238,339

Road & Rail — 0.2%
Werner Enterprises, Inc.(a)	181,800	7,130,196

Semiconductors & Semiconductor Equipment — 3.7%
Applied Materials, Inc.	310,900	26,830,670
ASML Holding NV (Netherlands)	532	261,472
Broadcom, Inc.	12,600	5,516,910

SEE NOTES TO FINANCIAL STATEMENTS.

A77

FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Semiconductors & Semiconductor Equipment (cont’d.)
Entegris, Inc.	36,300	$3,488,430
Intel Corp.	686,150	34,183,993
KLA Corp.	34,500	8,932,395
Lam Research Corp.	15,900	7,509,093
MKS Instruments, Inc.	65,200	9,809,340
NVIDIA Corp.	29,100	15,196,020
Qorvo, Inc.*	43,300	7,199,491
QUALCOMM, Inc.	52,000	7,921,680
Renesas Electronics Corp. (Japan)*	2,000	21,058
Rohm Co. Ltd. (Japan)	200	19,446
Semtech Corp.*	40,200	2,898,018
STMicroelectronics NV (Switzerland)	8,057	298,833
Teradyne, Inc.	50,500	6,054,445
Texas Instruments, Inc.	178,400	29,280,792
Tokyo Electron Ltd. (Japan)	1,300	485,513

		165,907,599

Software — 5.9%
Adobe, Inc.*	71,250	35,633,550
Cadence Design Systems, Inc.*	15,100	2,060,093
Check Point Software Technologies Ltd. (Israel)*(a)	2,600	345,566
Intuit, Inc.	51,000	19,372,350
Microsoft Corp.	761,100	169,283,862
Nemetschek SE (Germany)	150	11,109
NortonLifeLock, Inc.	369,700	7,682,366
Oracle Corp.	449,750	29,094,328
SAP SE (Germany)	751	99,593
Trend Micro, Inc. (Japan)*	400	23,045
Xero Ltd. (New Zealand)*	329	37,488

		263,643,350

Specialty Retail — 1.4%
AutoNation, Inc.*	69,700	4,864,363
Home Depot, Inc. (The)	131,700	34,982,154
JD Sports Fashion PLC (United Kingdom)*	28,597	336,325
Kingfisher PLC (United Kingdom)*	32,550	120,361
Lowe’s Cos., Inc.	111,200	17,848,712
Nitori Holdings Co. Ltd. (Japan)	700	146,701
O’Reilly Automotive, Inc.*	12,900	5,838,153
Shimamura Co. Ltd. (Japan)	300	31,514
Yamada Holdings Co. Ltd. (Japan)	3,800	20,216

		64,188,499

Technology Hardware, Storage & Peripherals — 4.0%
Apple, Inc.	1,279,900	169,829,931
Brother Industries Ltd. (Japan)	600	12,358
FUJIFILM Holdings Corp. (Japan)	900	47,405
HP, Inc.	335,600	8,252,404
Logitech International SA (Switzerland) .	3,578	351,235

		178,493,333

Textiles, Apparel & Luxury Goods — 0.0%
LVMH Moet Hennessy Louis Vuitton SE (France)	571	356,458
Pandora A/S (Denmark)	526	59,118
Swatch Group AG (The) (Switzerland)	140	7,409

COMMON STOCKS (continued)	Shares	Value
Textiles, Apparel & Luxury Goods (cont’d.)
Tapestry, Inc.	34,500	$1,072,260

		1,495,245

Tobacco — 0.5%
Altria Group, Inc.	510,850	20,944,850
British American Tobacco PLC (United Kingdom)	14,575	542,077
Imperial Brands PLC (United Kingdom)	2,561	54,054
Japan Tobacco, Inc. (Japan)	17,100	348,327
Swedish Match AB (Sweden)	441	34,258

		21,923,566

Trading Companies & Distributors — 0.1%
Ashtead Group PLC (United Kingdom)	1,203	56,468
Brenntag AG (Germany)	4,503	349,729
Bunzl PLC (United Kingdom)	1,952	65,252
Ferguson PLC	2,885	351,283
GMS, Inc.*	102,400	3,121,152
ITOCHU Corp. (Japan)	3,500	100,706
Marubeni Corp. (Japan)	8,800	58,655
Mitsubishi Corp. (Japan)	3,800	93,739
Mitsui & Co. Ltd. (Japan)	18,600	341,106
MonotaRO Co. Ltd. (Japan)	300	15,279
Toyota Tsusho Corp. (Japan)	500	20,335

		4,573,704

Wireless Telecommunication Services — 0.0%
KDDI Corp. (Japan)	4,500	133,771
SoftBank Corp. (Japan)	26,600	333,096
SoftBank Group Corp. (Japan)	4,200	328,896
Vodafone Group PLC (United Kingdom)	72,935	120,645

		916,408

TOTAL COMMON STOCKS (cost $1,981,334,420)		2,806,784,698

EXCHANGE-TRADED FUND — 0.0%
iShares MSCI EAFE ETF (cost $155,789)	3,188	232,597

PREFERRED STOCKS — 0.0%
Automobiles — 0.0%
Bayerische Motoren Werke AG (Germany) (PRFC)	151	10,142
Volkswagen AG (Germany) (PRFC)	724	135,612

		145,754

Banks — 0.0%
Citigroup Capital XIII, 6.584%, Maturing 10/30/40	22,000	627,000

Household Products — 0.0%
Henkel AG & Co. KGaA (Germany) (PRFC)	1,749	197,076

TOTAL PREFERRED STOCKS (cost $832,712)		969,830

SEE NOTES TO FINANCIAL STATEMENTS.

A78

FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES — 6.3%
Automobiles — 1.9%
AmeriCredit Automobile Receivables Trust,
Series 2018-01, Class C
3.500%	01/18/24		1,600	$1,657,547
Series 2019-01, Class B
3.130%	02/18/25		1,000	1,035,001
Series 2019-01, Class C
3.360%	02/18/25		1,000	1,053,043
Series 2019-02, Class C
2.740%	04/18/25		2,000	2,083,117
Series 2019-03, Class C
2.320%	07/18/25		3,400	3,522,378
Series 2020-02, Class C
1.480%	02/18/26		600	608,118
Series 2020-03, Class C
1.060%	08/18/26		1,000	1,004,204
Avis Budget Rental Car Funding AESOP LLC,
Series 2018-02A, Class A, 144A
4.000%	03/20/25		1,600	1,733,584
Series 2019-02A, Class A, 144A
3.350%	09/22/25		3,000	3,203,176
Series 2019-03A, Class A, 144A
2.360%	03/20/26		4,000	4,170,500
Series 2020-01A, Class A, 144A
2.330%	08/20/26		1,800	1,857,605
Ford Auto Securitization Trust (Canada),
Series 2019-BA, Class A2, 144A
2.321%	10/15/23	CAD	2,282	1,814,397
Series 2020-AA, Class A3, 144A
1.153%	11/15/25	CAD	3,600	2,832,911
Ford Credit Auto Owner Trust,
Series 2018-01, Class A, 144A
3.190%	07/15/31		3,800	4,175,694
Series 2018-02, Class A, 144A
3.470%	01/15/30		3,000	3,216,888
Series 2019-01, Class A, 144A
3.520%	07/15/30		5,000	5,453,046
Series 2020-01, Class A, 144A
2.040%	08/15/31		3,600	3,795,178
Series 2020-02, Class A, 144A
1.060%	04/15/33		6,300	6,360,348
Ford Credit Floorplan Master Owner Trust,
Series 2017-03, Class A
2.480%	09/15/24		1,900	1,969,373
Series 2018-02, Class A
3.170%	03/15/25		11,250	11,925,663
GM Financial Consumer Automobile Receivables Trust,
Series 2018-04, Class C
3.620%	06/17/24		500	525,748
GMF Floorplan Owner Revolving Trust,
Series 2019-02, Class A, 144A
2.900%	04/15/26		5,700	6,143,316
OneMain Direct Auto Receivables Trust,
Series 2018-01A, Class A, 144A
3.430%	12/16/24		3,094	3,124,683
Series 2019-01A, Class A, 144A
3.630%	09/14/27		5,500	6,039,471

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Santander Drive Auto Receivables Trust,
Series 2020-02, Class C
1.460%	09/15/25	800	$810,608
Series 2020-03, Class C
1.120%	01/15/26	2,600	2,620,738
Series 2020-04, Class C
1.010%	01/15/26	1,600	1,606,971

			84,343,306

Collateralized Loan Obligations — 3.0%
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2019-11A, Class A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)
1.606%(c)	07/22/32	3,750	3,749,453
ArrowMark Colorado Holdings (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)
1.517%(c)	07/15/29	500	499,412
Ballyrock CLO Ltd. (Cayman Islands),
Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
1.587%(c)	10/15/28	4,500	4,499,990
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-IIA, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.487%(c)	07/15/29	1,499	1,499,199
Brookside Mill CLO Ltd. (Cayman Islands),
Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 0.820% (Cap N/A, Floor 0.000%)
1.038%(c)	01/17/28	1,260	1,252,773
Canyon Capital CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AS, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.487%(c)	04/15/29	3,000	2,999,994
Catamaran CLO Ltd. (Cayman Islands),
Series 2014-02A, Class A1R, 144A, 3 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)
1.618%(c)	10/18/26	89	88,800
CBAM Ltd. (Cayman Islands),
Series 2019-11A, Class A1, 144A, 3 Month LIBOR + 1.360% (Cap N/A, Floor 1.360%)
1.578%(c)	10/20/32	5,800	5,808,702
CIFC Funding Ltd. (Cayman Islands),
Series 2014-05A, Class A1R2, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.418%(c)	10/17/31	9,750	9,721,331
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
1.247%(c)	04/15/31	2,000	1,990,162
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)
1.245%(c)	04/26/31	4,000	3,987,148
HPS Loan Management Ltd. (Cayman Islands),
Series 15A-19, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)
1.536%(c)	07/22/32	3,750	3,762,516

SEE NOTES TO FINANCIAL STATEMENTS.

A79

FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.225%(c)	02/05/31	248	$247,074
ICG US CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
1.358%(c)	10/19/28	10,000	9,990,121
Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)
1.489%(c)	10/23/29	1,250	1,249,996
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.470% (Cap N/A, Floor 1.470%)
1.688%(c)	04/20/32	5,750	5,746,701
Jefferson Mill CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 1.175% (Cap N/A, Floor 0.000%)
1.393%(c)	10/20/31	6,729	6,688,546
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
1.329%(c)	04/21/31	2,379	2,361,143
Ocean Trails CLO Ltd. (Cayman Islands),
Series 2019-07A, Class A1, 144A, 3 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.618%(c)	04/17/30	2,750	2,743,979
OCP CLO Ltd. (Cayman Islands),
Series 2017-13A, Class A1A, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)
1.497%(c)	07/15/30	1,250	1,249,997
Series 2019-17A, Class A1, 144A, 3 Month LIBOR + 1.330% (Cap N/A, Floor 1.330%)
1.548%(c)	07/20/32	10,000	10,004,670
OZLM Ltd. (Cayman Islands),
Series 2014-09A, Class A1AR, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
1.498%(c)	10/20/31	7,419	7,412,188
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.464%(c)	10/30/30	1,484	1,480,093
Series 2019-24A, Class A1A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 0.000%)
1.608%(c)	07/20/32	3,750	3,744,504
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
1.348%(c)	01/17/31	1,500	1,491,396
Series 2018-02A, Class A1A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
1.330%(c)	07/16/31	2,350	2,349,995
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1A, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
1.498%(c)	10/20/31	8,750	8,749,978
Romark CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.175% (Cap N/A, Floor 1.175%)
1.390%(c)	07/25/31	1,000	997,551

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Telos CLO Ltd. (Cayman Islands),
Series 2013-03A, Class AR, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
1.518%(c)	07/17/26	416	$416,004
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)
1.458%(c)	01/17/30	2,479	2,472,679
TICP CLO Ltd. (Cayman Islands),
Series 2018-03R, Class A, 144A, 3 Month LIBOR + 0.840% (Cap N/A, Floor 0.840%)
1.058%(c)	04/20/28	3,839	3,837,389
Trimaran Cavu Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.460% (Cap N/A, Floor 1.460%)
1.678%(c)	07/20/32	3,000	2,995,621
Trinitas CLO Ltd. (Cayman Islands),
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)
1.425%(c)	01/25/31	2,500	2,491,967
Venture CLO Ltd. (Cayman Islands),
Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880% (Cap N/A, Floor 0.000%)
1.117%(c)	07/15/27	731	730,324
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.368%(c)	01/17/31	2,750	2,733,972
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.318%(c)	07/17/31	3,500	3,476,476
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.418%(c)	10/20/31	5,750	5,721,180
Zais CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 0.000%)
1.607%(c)	07/15/29	1,700	1,685,871

			132,928,895

Consumer Loans — 0.2%
OneMain Financial Issuance Trust,
Series 2017-01A, Class A2, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
0.954%(c)	09/14/32	695	695,472
Series 2020-01A, Class A, 144A
3.840%	05/14/32	1,200	1,265,610
Series 2020-02A, Class A, 144A
1.750%	09/14/35	2,100	2,137,643
Oportun Funding X LLC,
Series 2018-C, Class A, 144A
4.100%	10/08/24	1,600	1,625,748
Oportun Funding XII LLC,
Series 2018-D, Class A, 144A
4.150%	12/09/24	1,100	1,119,160

			6,843,633

SEE NOTES TO FINANCIAL STATEMENTS.

A80

FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Equipment — 0.2%
MMAF Equipment Finance LLC,
Series 2017-B, Class A5, 144A
2.720%	06/15/40		2,800	$2,886,560
Series 2018-A, Class A5, 144A
3.610%	03/10/42		800	858,552
Series 2019-A, Class A5, 144A
3.080%	11/12/41		2,500	2,683,352
Series 2019-B, Class A5, 144A
2.290%	11/12/41		2,400	2,547,039

				8,975,503

Home Equity Loans — 0.0%
CDC Mortgage Capital Trust,
Series 2002-HE03, Class M1, 1 Month LIBOR + 1.650% (Cap N/A, Floor 1.650%)
1.798%(c)	03/25/33		43	43,698
Morgan Stanley Dean Witter Capital I, Inc. Trust,
Series 2002-HE01, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.048%(c)	07/25/32		6	6,527

				50,225

Other — 0.1%
Sierra Timeshare Receivables Funding LLC,
Series 2018-02A, Class A, 144A
3.500%	06/20/35		895	928,787
Series 2019-02A, Class A, 144A
2.590%	05/20/36		1,537	1,589,144
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)
2.948%(c)	06/25/24		3,250	3,140,870

				5,658,801

Residential Mortgage-Backed Securities — 0.2%
Credit Suisse Mortgage Trust,
Series 2018-RPL08, Class A1, 144A
4.125%(cc)	07/25/58		1,024	1,027,700
Legacy Mortgage Asset Trust,
Series 2019-GS02, Class A1, 144A
3.750%	01/25/59		668	669,858
Series 2019-GS04, Class A1, 144A
3.438%	05/25/59		1,248	1,253,545
Series 2019-SL01, Class A, 144A
4.000%(cc)	12/28/54		320	323,208
Long Beach Mortgage Loan Trust,
Series 2004-02, Class M1, 1 Month LIBOR + 0.795% (Cap N/A, Floor
0.795%)
0.943%(c)	06/25/34		143	139,530
Mill City Mortgage Loan Trust,
Series 2017-03, Class A1, 144A
2.750%(cc)	01/25/61		1,302	1,335,468
TFS (Spain),
Series 2018-03, Class A1, 1 Month EURIBOR + 2.900%
2.900%(c)	04/16/23	EUR	2,423	2,664,041

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
Towd Point Mortgage Trust,
Series 2017-05, Class A1, 144A, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.000%)
0.748%(c)	02/25/57	2,059	$2,052,500
Series 2020-04, Class A1, 144A
1.750%	10/25/60	1,288	1,317,758

			10,783,608

Student Loans — 0.7%
Commonbond Student Loan Trust,
Series 2017-BGS, Class A1, 144A
2.680%	09/25/42	1,413	1,449,636
Series 2018-AGS, Class A1, 144A
3.210%	02/25/44	1,081	1,121,738
Series 2018-CGS, Class A1, 144A
3.870%	02/25/46	382	393,745
Laurel Road Prime Student Loan Trust,
Series 2017-C, Class A2B, 144A
2.810%	11/25/42	833	848,442
Series 2018-B, Class A2FX, 144A
3.540%	05/26/43	1,452	1,485,847
Series 2019-A, Class A2FX, 144A
2.730%	10/25/48	1,022	1,046,258
Navient Private Education Refi Loan Trust,
Series 2018-A, Class A2, 144A
3.190%	02/18/42	2,979	3,037,977
Series 2018-CA, Class A2, 144A
3.520%	06/16/42	1,313	1,338,414
Series 2019-CA, Class A2, 144A
3.130%	02/15/68	2,100	2,163,604
Series 2019-EA, Class A2A, 144A
2.640%	05/15/68	2,100	2,164,693
Series 2020-BA, Class A2, 144A
2.120%	01/15/69	1,600	1,643,049
SoFi Professional Loan Program LLC,
Series 2019-A, Class A2FX, 144A
3.690%	06/15/48	3,800	3,960,534
Series 2019-B, Class A2FX, 144A
3.090%	08/17/48	2,100	2,169,937
Series 2019-C, Class A2FX, 144A
2.370%	11/16/48	2,396	2,488,661
SoFi Professional Loan Program Trust,
Series 2018-B, Class A2FX, 144A
3.340%	08/25/47	2,719	2,798,563
Series 2020-A, Class A2FX, 144A
2.540%	05/15/46	2,400	2,479,867

			30,590,965

TOTAL ASSET-BACKED SECURITIES
(cost $274,698,732)			280,174,936

COMMERCIAL MORTGAGE-BACKED SECURITIES — 5.6%
Assurant Commercial Mortgage Trust,
Series 2016-01A, Class AS, 144A
3.172%	05/15/49	4,000	4,252,101
BANK,
Series 2017-BNK04, Class A3
3.362%	05/15/50	6,500	7,316,891

SEE NOTES TO FINANCIAL STATEMENTS.

A81

FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Barclays Commercial Mortgage Securities Trust,
Series 2018-C02, Class A4
4.047%	12/15/51	5,400	$6,277,981
Benchmark Mortgage Trust,
Series 2018-B03, Class A4
3.761%	04/10/51	5,000	5,704,073
Series 2018-B08, Class A4
3.963%	01/15/52	6,700	7,753,334
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class A4
3.575%	05/10/47	1,282	1,353,156
Series 2014-GC23, Class A3
3.356%	07/10/47	2,193	2,375,131
Series 2016-C01, Class A3
2.944%	05/10/49	5,000	5,354,825
Series 2016-GC37, Class A3
3.050%	04/10/49	5,953	6,313,013
Series 2017-P07, Class A3
3.442%	04/14/50	5,500	6,192,917
Commercial Mortgage Trust,
Series 2014-CR15, Class A2
2.928%	02/10/47	797	794,204
Series 2014-CR18, Class A4
3.550%	07/15/47	2,664	2,886,760
Series 2014-CR20, Class A3
3.326%	11/10/47	5,000	5,333,512
Series 2015-CR27, Class A3
3.349%	10/10/48	6,100	6,690,144
CSAIL Commercial Mortgage Trust,
Series 2015-C04, Class A3
3.544%	11/15/48	2,979	3,267,861
Series 2017-C08, Class A3
3.127%	06/15/50	5,300	5,728,575
FHLMC Multifamily Structured Pass-Through Certificates,
Series K020, Class X1, IO
1.345%(cc)	05/25/22	21,554	317,828
Series K021, Class X1, IO
1.404%(cc)	06/25/22	6,266	92,547
Series K055, Class X1, IO
1.362%(cc)	03/25/26	13,603	836,193
Series K057, Class AM
2.624%	08/25/26	7,230	7,911,264
Series K064, Class AM
3.327%(cc)	03/25/27	5,900	6,723,941
Series K068, Class AM
3.315%	08/25/27	5,600	6,421,362
Series K069, Class AM
3.248%(cc)	09/25/27	1,050	1,196,887
Series K070, Class AM
3.364%	12/25/27	1,525	1,762,762
Series K075, Class AM
3.650%(cc)	02/25/28	3,575	4,201,533
Series K076, Class AM
3.900%	04/25/28	2,575	3,048,492
Series K077, Class AM
3.850%(cc)	05/25/28	950	1,131,715

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series K080, Class AM
3.986%(cc)	07/25/28	7,050	$8,445,753
Series K081, Class AM
3.900%(cc)	08/25/28	3,500	4,192,664
Series K086, Class AM
3.919%(cc)	12/25/28	1,300	1,560,370
Series K087, Class AM
3.832%(cc)	12/25/28	1,350	1,606,810
Series K157, Class A2
3.990%(cc)	05/25/33	4,200	5,164,079
Series W5FX, Class AFX
3.214%(cc)	04/25/28	2,260	2,531,784
GS Mortgage Securities Trust,
Series 2015-GC28, Class A4
3.136%	02/10/48	4,000	4,276,293
Series 2015-GC32, Class A3
3.498%	07/10/48	5,800	6,297,900
Series 2016-GS03, Class A3
2.592%	10/10/49	5,800	6,189,831
Series 2016-GS04, Class A3
3.178%	11/10/49	5,500	5,960,765
Series 2020-GSA02, Class A4
1.721%	12/12/53	6,000	6,051,091
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class A4A1
3.408%	11/15/47	834	887,897
Series 2015-C27, Class A3A1
2.920%	02/15/48	5,191	5,578,896
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class A4
2.694%	04/15/46	634	659,786
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C08, Class A3
2.863%	12/15/48	1,351	1,399,927
Morgan Stanley Capital I Trust,
Series 2016-UB11, Class A3
2.531%	08/15/49	10,400	11,038,818
Series 2018-H04, Class A3
4.043%	12/15/51	1,900	2,228,659
Series 2019-H07, Class A2
2.492%	07/15/52	13,500	14,134,681
UBS Commercial Mortgage Trust,
Series 2017-C02, Class ASB
3.264%	08/15/50	3,500	3,830,681
Series 2017-C05, Class A4
3.212%	11/15/50	6,750	7,454,483
Series 2018-C09, Class A3
3.854%	03/15/51	2,500	2,806,122
Series 2018-C14, Class A3
4.180%	12/15/51	4,100	4,794,191
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C04, Class A4
2.792%	12/10/45	1,700	1,742,570
Series 2013-C05, Class A3
2.920%	03/10/46	703	720,770
Series 2013-C06, Class A3
2.971%	04/10/46	1,746	1,809,146

SEE NOTES TO FINANCIAL STATEMENTS.

A82

FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust,
Series 2016-NXS06, Class A3
2.642%	11/15/49		8,000	$8,590,671
Series 2017-C38, Class A4
3.190%	07/15/50		4,600	5,125,687
Series 2018-C48, Class A4
4.037%	01/15/52		7,000	8,224,911
Series 2020-C58, Class A3
1.810%	07/15/53		7,100	7,249,074

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $230,095,239)				251,793,312

CORPORATE BONDS — 10.4%
Aerospace & Defense — 0.1%
Boeing Co. (The),
Sr. Unsec’d. Notes
3.750%	02/01/50		2,130	2,229,908
Embraer Netherlands Finance BV (Brazil),
Gtd. Notes
5.050%	06/15/25		906	961,057
Embraer Overseas Ltd. (Brazil),
Gtd. Notes,
144A 5.696%	09/16/23	(a)	950	1,011,940
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
4.125%	11/16/28		1,270	1,513,709

				5,716,614

Agriculture — 0.1%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.222%	08/15/24		3,740	4,049,047
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A
6.125%	02/01/25		1,450	1,473,591

				5,522,638

Airlines — 0.1%
American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.375%	11/01/28		2,370	2,221,334
Continental Airlines 2010-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.750%	07/12/22		334	334,544
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	04/29/26		458	463,819
Delta Air Lines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
6.821%	02/10/24		191	195,226
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	06/15/27		905	1,075,939

				4,290,862

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Auto Manufacturers — 0.5%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.410%
0.631%(c)	04/12/21		495	$495,431
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
3.350%	05/04/21		2,010	2,029,518
Ford Motor Co.,
Sr. Unsec’d. Notes
5.291%	12/08/46		1,220	1,275,187
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.336%	03/18/21		680	681,765
3.350%	11/01/22		4,205	4,269,397
General Motors Co.,
Sr. Unsec’d. Notes
6.250%	10/02/43		980	1,321,602
6.600%	04/01/36		760	1,032,385
General Motors Financial Co., Inc.,
Gtd. Notes, 3 Month LIBOR + 0.850%
1.080%(c)	04/09/21		1,060	1,060,820
Gtd. Notes
3.550%	04/09/21		805	810,987
3.950%	04/13/24		2,800	3,052,771
Harley-Davidson Financial Services, Inc.,
Gtd. Notes, 144A, MTN
2.850%	01/15/21		4,705	4,708,591

				20,738,454

Banks — 3.0%
Banco Santander SA (Spain),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%
1.344%(c)	04/12/23		800	806,614
Sr. Unsec’d. Notes
3.848%	04/12/23		1,000	1,072,626
Bank of America Corp.,
Jr. Sub. Notes, Series DD
6.300%(ff)	—	(rr)	445	517,030
Jr. Sub. Notes, Series JJ
5.125%(ff)	—	(rr)	1,665	1,755,085
Jr. Sub. Notes, Series MM
4.300%(ff)	—	(rr)	940	966,457
Sr. Unsec’d. Notes, MTN
1.898%(ff)	07/23/31		2,600	2,629,638
2.496%(ff)	02/13/31		3,085	3,272,300
3.824%(ff)	01/20/28		955	1,096,251
4.125%	01/22/24		4,830	5,361,565
4.271%(ff)	07/23/29		510	606,612
Sub. Notes, MTN
4.000%	01/22/25		2,000	2,247,475
4.450%	03/03/26		8,455	9,858,536
Bank of America NA,
Sub. Notes
6.000%	10/15/36		410	613,112
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.650%	03/16/25		850	938,464
3.684%	01/10/23		585	602,832

SEE NOTES TO FINANCIAL STATEMENTS.

A83

FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Banks (cont’d.)
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29		3,825	$4,596,654
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
2.219%(ff)	06/09/26		2,330	2,438,488
Citigroup, Inc.,
Jr. Sub. Notes, Series Q, 3 Month LIBOR + 4.095%
4.316%(c)	—	(a)(rr)	2,205	2,203,512
Jr. Sub. Notes, Series V
4.700%(ff)	—	(rr)	1,400	1,438,440
Sr. Unsec’d. Notes
3.200%	10/21/26		1,870	2,089,965
3.700%	01/12/26		6,180	7,026,311
Sub. Notes
4.450%	09/29/27		5,965	7,040,920
4.750%	05/18/46		820	1,085,881
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
2.193%(ff)	06/05/26		1,560	1,629,514
4.282%	01/09/28		1,370	1,586,753
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
2.129%(ff)	11/24/26		440	450,277
Sr. Unsec’d. Notes, GMTN
3.375%	05/12/21		1,640	1,653,636
Sr. Unsec’d. Notes, Series D
5.000%	02/14/22		2,400	2,508,737
Discover Bank,
Sr. Unsec’d. Notes
4.250%	03/13/26		970	1,117,371
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series M, 3 Month LIBOR + 3.922%
4.128%(c)	—	(rr)	2,215	2,206,620
Jr. Sub. Notes, Series O
5.300%(ff)	—	(rr)	740	813,419
Sr. Unsec’d. Notes
3.500%	01/23/25		4,100	4,523,776
3.750%	02/25/26		1,010	1,148,277
3.814%(ff)	04/23/29		540	624,746
3.850%	01/26/27		2,910	3,323,671
Sub. Notes
6.750%	10/01/37		104	158,131
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH
4.600%(ff)	—	(rr)	290	299,128
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%
3.684%(c)	—	(rr)	978	973,165
Jr. Sub. Notes, Series II
4.000%(ff)	—	(rr)	1,045	1,047,641
Jr. Sub. Notes, Series X
6.100%(ff)	—	(rr)	1,275	1,396,112
Sr. Unsec’d. Notes
3.782%(ff)	02/01/28		695	798,204
3.964%(ff)	11/15/48		3,250	4,081,643
4.005%(ff)	04/23/29		2,170	2,544,578
4.452%(ff)	12/05/29		3,350	4,094,257

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Banks (cont’d.)
Sub. Notes
3.875%	09/10/24		3,775	$4,225,254
Morgan Stanley,
Jr. Sub. Notes, Series H, 3 Month LIBOR + 3.610%
3.847%(c)	—	(a)(rr)	840	833,670
Sr. Unsec’d. Notes
4.375%	01/22/47	(a)	1,045	1,418,571
Sr. Unsec’d. Notes, GMTN
3.750%	02/25/23		950	1,018,401
3.772%(ff)	01/24/29		8,775	10,159,130
3.875%	01/27/26		675	773,627
4.431%(ff)	01/23/30		515	627,526
Sr. Unsec’d. Notes, MTN
3.591%(ff)	07/22/28		1,255	1,431,983
Sub. Notes, GMTN
4.350%	09/08/26		3,825	4,501,938
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A
1.488%(ff)	12/14/26		4,400	4,439,649
State Bank of India (India),
Sr. Unsec’d. Notes, 144A
4.375%	01/24/24		1,925	2,083,854
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
2.572%(ff)	02/11/31		4,175	4,429,106

				133,187,133

Beverages — 0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.900%	02/01/46		620	806,369
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
5.550%	01/23/49		450	637,136
8.000%	11/15/39		1,285	2,169,213
8.200%	01/15/39		250	428,680
Constellation Brands, Inc.,
Gtd. Notes
4.250%	05/01/23		1,400	1,525,927

				5,567,325

Biotechnology — 0.0%
Regeneron Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes
2.800%	09/15/50		570	551,817

Building Materials — 0.0%
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.375%	07/15/30		760	813,263
4.750%	01/15/28		700	738,983

				1,552,246

Chemicals — 0.3%
Braskem Netherlands Finance BV (Brazil),
Gtd. Notes, 144A
5.875%	01/31/50		285	294,783

SEE NOTES TO FINANCIAL STATEMENTS.

A84

FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Chemicals (cont’d.)
Celanese US Holdings LLC,
Gtd. Notes
5.875%	06/15/21		1,500	$1,533,679
CF Industries, Inc.,
Gtd. Notes
5.375%	03/15/44		1,015	1,285,095
CNAC HK Finbridge Co. Ltd. (China),
Gtd. Notes
3.500%	07/19/22		3,680	3,715,495
Dow Chemical Co. (The), Sr. Unsec’d. Notes
5.250%	11/15/41		45	59,631
9.400%	05/15/39		347	620,867
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24		1,300	1,357,269
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
3.150%	10/01/22		780	811,844
Orbia Advance Corp. SAB de CV (Mexico),
Gtd. Notes, 144A
4.875%	09/19/22	(a)	2,000	2,125,909
Sasol Financing USA LLC (South Africa),
Gtd. Notes
5.875%	03/27/24		700	744,910
6.500%	09/27/28		670	726,034

				13,275,516

Commercial Services — 0.1%
ERAC USA Finance LLC,
Gtd. Notes, 144A
4.200%	11/01/46		975	1,205,626
6.700%	06/01/34		420	617,069
7.000%	10/15/37	(a)	380	588,044
Massachusetts Institute of Technology,
Unsec’d. Notes
3.885%	07/01/2116		1,500	1,902,999
United Rentals North America, Inc.,
Gtd. Notes
4.875%	01/15/28		1,190	1,273,989
5.250%	01/15/30	(a)	385	428,822
5.875%	09/15/26		135	142,874

				6,159,423

Diversified Financial Services — 0.1%
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A
3.150%	07/24/24		480	525,819
Discover Financial Services,
Sr. Unsec’d. Notes
3.850%	11/21/22		900	957,609
Jefferies Group LLC,
Sr. Unsec’d. Notes
6.500%	01/20/43		560	773,515
Private Export Funding Corp.,
Sr. Unsec’d. Notes, 144A
2.650%	02/16/21		1,675	1,679,733

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
U.S. Gov’t.
Gtd. Notes, Series NN
3.250%	06/15/25	330	$365,422

			4,302,098

Electric — 1.2%
Arizona Public Service Co.,
Sr. Unsec’d. Notes
3.750%	05/15/46	1,200	1,462,110
Avista Corp.,
First Mortgage
4.350%	06/01/48	1,160	1,475,155
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
6.350%	10/01/36	550	833,024
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
5.950%	05/15/37	305	439,798
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage, Series K2
6.950%	03/15/33	590	879,057
Commonwealth Edison Co.,
First Mortgage, Series 123
3.750%	08/15/47	1,610	1,955,668
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes, Series 09-C
5.500%	12/01/39	220	304,096
Dominion Energy, Inc.,
Jr. Sub. Notes
4.104%	04/01/21	3,210	3,237,964
DTE Electric Co.,
General Ref. Mortgage, Series A
4.050%	05/15/48	1,490	1,950,363
Duke Energy Carolinas LLC,
First Mortgage
6.050%	04/15/38	550	823,127
First Ref. Mortgage
4.000%	09/30/42	570	700,306
El Paso Electric Co.,
Sr. Unsec’d. Notes
6.000%	05/15/35	670	924,084
Enel Finance International NV (Italy),
Gtd. Notes, 144A
4.625%	09/14/25	2,245	2,612,092
Engie Energia Chile SA (Chile),
Sr. Unsec’d. Notes, 144A
3.400%	01/28/30	400	433,609
Exelon Corp.,
Jr. Sub. Notes
3.497%	06/01/22	3,470	3,609,009
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
6.250%	10/01/39	1,425	1,718,299
Florida Power & Light Co.,
First Mortgage
5.950%	10/01/33	295	426,346

SEE NOTES TO FINANCIAL STATEMENTS.

A85

FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Iberdrola International BV (Spain),
Gtd. Notes
6.750%	09/15/33		145	$195,635
Indiana Michigan Power Co.,
Sr. Unsec’d. Notes
3.850%	05/15/28		2,910	3,376,893
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28		470	542,644
Monongahela Power Co.,
First Mortgage, 144A
4.100%	04/15/24		2,170	2,336,163
Northern States Power Co.,
First Mortgage
3.600%	09/15/47		1,580	1,935,501
NRG Energy, Inc.,
Sr. Sec’d. Notes, 144A
2.000%	12/02/25	(a)	320	331,533
2.450%	12/02/27		1,395	1,464,074
PECO Energy Co.,
First Mortgage
2.800%	06/15/50		1,110	1,179,277
PPL Capital Funding, Inc.,
Gtd. Notes
4.000%	09/15/47		1,360	1,588,983
5.000%	03/15/44		695	895,145
PSEG Power LLC,
Gtd. Notes
3.000%	06/15/21		1,760	1,776,179
Public Service Electric & Gas Co.,
First Mortgage, MTN
2.050%	08/01/50		1,005	939,561
3.000%	05/15/27		1,130	1,254,878
3.700%	05/01/28		1,280	1,486,252
Sr. Sec’d. Notes, MTN
5.800%	05/01/37		535	774,566
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
1.600%	08/15/30	(a)	710	699,901
San Diego Gas & Electric Co.,
First Mortgage
4.150%	05/15/48		1,400	1,752,776
Southern California Edison Co.,
First Ref. Mortgage
4.000%	04/01/47		580	681,345
First Ref. Mortgage, Series C
3.600%	02/01/45		860	947,517
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27		725	772,303
Sr. Sec’d. Notes, 144A
3.550%	07/15/24		2,135	2,309,731
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
4.800%	09/15/41		480	613,146

				51,638,110

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electronics — 0.0%
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
1.400%	09/15/27		1,705	$1,727,282

Engineering & Construction — 0.1%
AECOM,
Gtd. Notes
5.125%	03/15/27		1,050	1,167,006
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
3.875%	04/30/28		700	724,510
5.500%	07/31/47		800	837,944

				2,729,460

Foods — 0.1%
Kraft Heinz Foods Co.,
Gtd. Notes, 144A
4.875%	10/01/49		1,290	1,497,099
Mars, Inc.,
Gtd. Notes, 144A
3.950%	04/01/49		1,720	2,198,660
Sr. Unsec’d. Notes, 144A
2.375%	07/16/40		660	675,930

				4,371,689

Forest Products & Paper — 0.1%
International Paper Co.,
Sr. Unsec’d. Notes
6.000%	11/15/41		1,595	2,305,309

Gas — 0.1%
Eastern Energy Gas Holdings LLC,
Sr. Unsec’d. Notes
4.600%	12/15/44		65	81,872
NiSource, Inc.,
Sr. Unsec’d. Notes
1.700%	02/15/31		1,205	1,197,471
3.490%	05/15/27		3,285	3,723,857

				5,003,200

Healthcare-Products — 0.1%
DH Europe Finance II Sarl,
Gtd. Notes
1.350%	09/18/39	EUR	1,635	2,148,883
Medtronic Global Holdings SCA,
Gtd. Notes
1.625%	03/07/31	EUR	300	417,309
2.250%	03/07/39	EUR	400	605,770

				3,171,962

Healthcare-Services — 0.1%
Aetna, Inc.,
Sr. Unsec’d. Notes
6.625%	06/15/36		515	763,978
Anthem, Inc.,
Sr. Unsec’d. Notes
4.625%	05/15/42		390	508,481

SEE NOTES TO FINANCIAL STATEMENTS.

A86

FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25		555	$623,687
5.875%	02/01/29		525	632,151
Kaiser Foundation Hospitals,
Gtd. Notes
4.150%	05/01/47		940	1,217,828
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
3.200%	02/01/22		190	195,676
MEDNAX, Inc.,
Gtd. Notes, 144A
5.250%	12/01/23	(a)	1,075	1,088,845
New York & Presbyterian Hospital (The),
Unsec’d. Notes
4.024%	08/01/45		445	558,192
Providence St. Joseph Health Obligated Group,
Unsec’d. Notes, Series 19A
2.532%	10/01/29	(a)	765	815,469

				6,404,307

Home Builders — 0.0%
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27		525	594,602
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A
5.625%	03/01/24		800	859,598

				1,454,200

Housewares — 0.0%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.700%	04/01/26		1,695	1,868,766

Insurance — 0.2%
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
3.951%	10/15/50		1,215	1,449,001
Lincoln National Corp.,
Sr. Unsec’d. Notes
6.300%	10/09/37		772	1,067,518
Markel Corp.,
Sr. Unsec’d. Notes
4.150%	09/17/50		410	517,581
5.000%	03/30/43		200	247,723
New York Life Insurance Co.,
Sub. Notes, 144A
6.750%	11/15/39		660	1,020,228
Principal Financial Group, Inc.,
Gtd. Notes
4.625%	09/15/42		130	167,184
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47		1,450	1,808,934
6.850%	12/16/39		124	193,908

				6,472,077

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Lodging — 0.0%
Marriott International, Inc.,
Sr. Unsec’d. Notes
3.250%	09/15/22		980	$1,007,229

Machinery-Diversified — 0.0%
Xylem, Inc.,
Sr. Unsec’d. Notes
4.875%	10/01/21		1,260	1,299,491

Media — 0.3%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.800%	03/01/50		1,260	1,496,142
5.375%	04/01/38		1,950	2,438,520
6.384%	10/23/35		875	1,198,388
6.484%	10/23/45		1,386	1,966,327
Comcast Corp.,
Gtd. Notes
3.700%	04/15/24		330	363,771
6.400%	05/15/38		530	824,241
Time Warner Cable LLC,
Sr. Sec’d. Notes
5.500%	09/01/41		360	463,140
ViacomCBS, Inc.,
Sr. Unsec’d. Notes
5.250%	04/01/44		1,450	1,883,986
Videotron Ltd. (Canada),
Gtd. Notes
5.000%	07/15/22		1,040	1,093,448

				11,727,963

Mining — 0.0%
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
6.750%	04/16/40		425	636,703

Miscellaneous Manufacturing — 0.0%
Amsted Industries, Inc.,
Gtd. Notes, 144A
5.625%	07/01/27		1,200	1,274,476

Multi-National — 0.0%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.125%	09/27/21		905	915,097
2.750%	01/06/23	(a)	315	326,514
North American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
2.400%	10/26/22		289	297,294

				1,538,905

Oil & Gas — 0.5%
Antero Resources Corp.,
Gtd. Notes
5.000%	03/01/25		1,400	1,314,304
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.400%	06/15/47		1,200	1,406,810

SEE NOTES TO FINANCIAL STATEMENTS.

A87

FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
CNOOC Finance 2013 Ltd. (China),
Gtd. Notes
2.875%	09/30/29		1,200	$1,251,360
Concho Resources, Inc.,
Gtd. Notes
4.875%	10/01/47		210	285,492
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41		300	366,059
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, 144A
4.950%	07/19/22		350	369,097
6.510%	03/07/22		580	615,505
Helmerich & Payne, Inc.,
Sr. Unsec’d. Notes
4.650%	03/15/25		1,995	2,215,436
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
4.750%	04/24/25		550	626,935
Noble Energy, Inc.,
Sr. Unsec’d. Notes
5.050%	11/15/44		835	1,170,495
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
4.264%(s)	10/10/36		2,000	921,137
6.450%	09/15/36		1,155	1,203,900
Ovintiv, Inc.,
Gtd. Notes
6.500%	08/15/34		370	425,870
6.500%	02/01/38		275	306,649
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.093%	01/15/30	(a)	797	891,209
5.750%	02/01/29		840	979,234
6.900%	03/19/49		1,000	1,273,561
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.500%	01/21/21		330	330,593
6.350%	02/12/48		1,536	1,387,353
6.490%	01/23/27		471	496,754
6.500%	03/13/27		330	347,925
7.690%	01/23/50		2,146	2,167,760
Gtd. Notes, MTN
6.750%	09/21/47		703	658,408
6.875%	08/04/26		670	731,639
Sinopec Group Overseas Development 2018 Ltd. (China),
Gtd. Notes, 144A
3.680%	08/08/49		1,445	1,623,113

				23,366,598

Oil & Gas Services — 0.0%
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
4.000%	12/21/25		183	207,971

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Packaging & Containers — 0.0%
WestRock RKT LLC,
Gtd. Notes
4.900%	03/01/22		800	$841,617

Pharmaceuticals — 1.0%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.600%	05/14/25		1,175	1,309,816
4.250%	11/21/49		2,515	3,159,323
4.500%	05/14/35		1,910	2,401,024
4.550%	03/15/35		2,190	2,770,636
4.700%	05/14/45		1,460	1,901,673
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
4.250%	12/15/25		1,600	1,830,443
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
3.734%	12/15/24		474	524,827
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
4.125%	06/15/39		410	524,626
4.250%	10/26/49		1,115	1,501,145
4.550%	02/20/48		1,200	1,661,387
5.000%	08/15/45		645	928,819
Cigna Corp.,
Gtd. Notes
4.375%	10/15/28		9,285	11,206,014
CVS Health Corp.,
Sr. Unsec’d. Notes
4.780%	03/25/38		3,810	4,810,920
5.125%	07/20/45		610	817,413
5.300%	12/05/43		250	337,298
Johnson & Johnson,
Sr. Unsec’d. Notes
2.100%	09/01/40		3,655	3,684,011
Mylan, Inc.,
Gtd. Notes
5.200%	04/15/48		1,375	1,810,183
Viatris, Inc.,
Gtd. Notes, 144A
3.850%	06/22/40		1,380	1,549,207
Wyeth LLC,
Gtd. Notes
6.450%	02/01/24		60	70,783

				42,799,548

Pipelines — 0.6%
Boardwalk Pipelines LP,
Gtd. Notes
3.400%	02/15/31		1,625	1,685,741
Energy Transfer Operating LP,
Gtd. Notes
4.950%	06/15/28		1,115	1,283,205
5.000%	05/15/50	(a)	1,435	1,549,824
6.125%	12/15/45		180	212,471
Energy Transfer Partners LP/Regency Energy Finance Corp.,
Gtd. Notes
5.000%	10/01/22		675	716,154

SEE NOTES TO FINANCIAL STATEMENTS.

A88

FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Enterprise Products Operating LLC,
Gtd. Notes
3.750%	02/15/25	(a)	1,345	$1,506,730
Kinder Morgan, Inc.,
Gtd. Notes
3.250%	08/01/50	(a)	2,260	2,263,302
MPLX LP,
Sr. Unsec’d. Notes
4.000%	02/15/25		1,430	1,593,154
4.000%	03/15/28	(a)	1,980	2,278,626
4.875%	06/01/25		3,250	3,753,781
5.200%	03/01/47		40	49,227
5.500%	02/15/49	(a)	395	518,398
ONEOK Partners LP,
Gtd. Notes
6.650%	10/01/36		145	182,665
ONEOK, Inc.,
Gtd. Notes
3.100%	03/15/30		5,205	5,525,901
4.500%	03/15/50		295	312,680
4.950%	07/13/47		935	1,044,004
Western Midstream Operating LP,
Sr. Unsec’d. Notes
5.300%	03/01/48		125	123,762
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.850%	03/01/48		315	387,102
4.900%	01/15/45		1,000	1,189,573
5.100%	09/15/45	(a)	500	621,549

				26,797,849

Real Estate Investment Trusts (REITs) — 0.3%
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.375%	04/15/26		1,050	1,205,541
Kimco Realty Corp.,
Sr. Unsec’d. Notes
2.700%	10/01/30	(a)	3,480	3,751,676
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
3.500%	03/15/31		1,125	1,161,729
Prologis LP,
Sr. Unsec’d. Notes
1.250%	10/15/30		3,430	3,394,206
Realty Income Corp.,
Sr. Unsec’d. Notes
3.250%	01/15/31		3,235	3,671,714

				13,184,866

Retail — 0.2%
AutoZone, Inc.,
Sr. Unsec’d. Notes
1.650%	01/15/31		770	763,403
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.000%	05/15/25		4,705	5,310,798

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
L Brands, Inc.,
Gtd. Notes
5.625%	10/15/23		750	$808,946
Macy’s Retail Holdings LLC,
Gtd. Notes
3.875%	01/15/22		201	199,416
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25	(a)	1,375	1,418,787

				8,501,350

Savings & Loans — 0.0%
People’s United Financial, Inc.,
Sr. Unsec’d. Notes
3.650%	12/06/22		1,455	1,524,968

Semiconductors — 0.2%
Broadcom, Inc.,
Gtd. Notes
3.459%	09/15/26		1,052	1,166,944
4.750%	04/15/29		5,175	6,185,593

				7,352,537

Software — 0.1%
Activision Blizzard, Inc.,
Sr. Unsec’d. Notes
2.500%	09/15/50		1,340	1,298,643
Microsoft Corp.,
Sr. Unsec’d. Notes
2.525%	06/01/50		1,425	1,498,689
ServiceNow, Inc.,
Sr. Unsec’d. Notes
1.400%	09/01/30		2,055	2,004,032

				4,801,364

Telecommunications — 0.7%
AT&T, Inc.,
Sr. Unsec’d. Notes
3.100%	02/01/43		770	781,136
4.300%	02/15/30		615	734,707
Sr. Unsec’d. Notes, 144A
2.550%	12/01/33		1,216	1,250,117
3.500%	09/15/53		8,133	8,169,786
3.650%	09/15/59		160	161,068
CenturyLink, Inc.,
Sr. Sec’d. Notes, 144A
4.000%	02/15/27		1,150	1,174,377
Level 3 Financing, Inc.,
Gtd. Notes
5.375%	01/15/24		1,400	1,414,356
Sr. Sec’d. Notes, 144A
3.400%	03/01/27		300	325,660
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Sr. Sec’d. Notes, 144A
3.360%	03/20/23		375	378,463

SEE NOTES TO FINANCIAL STATEMENTS.

A89

FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
T-Mobile USA, Inc.,
Sr. Sec’d. Notes, 144A
3.875%	04/15/30	8,000	$9,254,592
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.650%	11/20/40	1,575	1,591,839
4.016%	12/03/29	1,900	2,254,049
4.125%	08/15/46	725	889,054
4.500%	08/10/33	1,205	1,519,201
4.862%	08/21/46	860	1,154,169

			31,052,574

Transportation — 0.1%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
6.700%	08/01/28	670	909,399
CSX Corp.,
Sr. Unsec’d. Notes
6.150%	05/01/37	715	1,058,356
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
5.590%	05/17/25	100	119,257

			2,087,012

TOTAL CORPORATE BONDS (cost $418,840,485)			468,013,509

MUNICIPAL BONDS — 0.5%
Alabama — 0.0%
Alabama Economic Settlement Authority,
Taxable, Revenue Bonds, Series B
4.263%	09/15/32	240	283,445

California — 0.2%
Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2
6.263%	04/01/49	1,325	2,287,493
Taxable, Revenue Bonds
2.574%	04/01/31	1,210	1,303,569
State of California,
General Obligation Unlimited, BABs
7.300%	10/01/39	1,270	2,099,373
General Obligation Unlimited, Taxable, BABs
7.500%	04/01/34	475	791,526
7.625%	03/01/40	215	378,340
7.550%	04/01/39	245	431,494

			7,291,795

Colorado — 0.0%
Regional Transportation District Sales Tax Revenue,
Revenue Bonds, BABs, Series B
5.844%	11/01/50	680	1,131,146

Illinois — 0.1%
Chicago O’Hare International Airport,
Revenue Bonds, BABs, Series B
6.395%	01/01/40	1,030	1,530,034

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Illinois (cont’d.)
State of Illinois,
General Obligation Unlimited, Series D
5.000%	11/01/22	3,190	$3,388,641
General Obligation Unlimited, Taxable, Pension
5.100%	06/01/33	325	347,146

			5,265,821

New Jersey — 0.1%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40	1,070	1,794,722

New York — 0.1%
New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, BABs
5.767%	08/01/36	1,130	1,510,313

Ohio — 0.0%
Ohio State University (The),
Taxable, Revenue Bonds, BABs, Series C
4.910%	06/01/40	455	630,289
Ohio Water Development Authority Water Pollution Control Loan Fund,
Taxable, Revenue Bonds, BABs, Series B2
4.879%	12/01/34	300	360,081

			990,370

Oregon — 0.0%
State of Oregon Department of Transportation,
Taxable, Revenue Bonds, BABs, Series A
5.834%	11/15/34	445	646,180

Pennsylvania — 0.0%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs, Series B
5.511%	12/01/45	550	818,004

Virginia — 0.0%
University of Virginia,
Taxable, Revenue Bonds, Series C
4.179%	09/01/2117	495	663,592

TOTAL MUNICIPAL BONDS (cost $14,911,656)			20,395,388

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.3%
Alternative Loan Trust,
Series 2004-18CB, Class 3A1
5.250%	09/25/35	16	15,684
Banc of America Mortgage Trust,
Series 2005-A, Class 2A1
3.672%(cc)	02/25/35	217	219,277
Bellemeade Re Ltd. (Bermuda),
Series 2018-02A, Class M1C, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
1.748%(c)	08/25/28	188	188,546
Series 2019-03A, Class M1A, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.248%(c)	07/25/29	404	403,716
Series 2019-03A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.748%(c)	07/25/29	1,200	1,200,953

SEE NOTES TO FINANCIAL STATEMENTS.

A90

FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-01A, Class M1A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
2.798%(c)	06/25/30	423	$423,791
Series 2020-01A, Class M1B, 144A, 1 Month LIBOR + 3.400% (Cap N/A, Floor 0.000%)
3.548%(c)	06/25/30	230	232,362
Series 2020-02A, Class M1A, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)
2.448%(c)	08/26/30	195	195,550
Series 2020-04A, Class M2A, 144A, 1 Month LIBOR + 2.600% (Cap N/A, Floor 2.600%)
2.750%(c)	06/25/30	435	435,291
BVRT Financing Trust,
Series 2019-01, Class F, 144A
2.299%(cc)	09/15/21^	4,233	4,203,510
Central Park Funding Trust,
Series 2018-01, Class A, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.655%(c)	11/01/23	4,700	4,699,999
Chase Mortgage Finance Trust,
Series 2007-A01, Class 1A5
3.195%(cc)	02/25/37	154	152,756
CIM Trust,
Series 2017-03, Class A1, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)
2.155%(c)	01/25/57	2,113	2,128,030
Series 2017-05, Class A3, 144A
4.000%(cc)	05/25/57	600	600,057
Series 2017-06, Class A1, 144A
3.015%(cc)	06/25/57	2,349	2,352,180
Credit Suisse Mortgage Trust,
Series 2018-RPL09, Class A, 144A
3.850%(cc)	09/25/57	1,184	1,276,936
Eagle Re Ltd. (Bermuda),
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)
1.948%(c)	04/25/29	180	179,628
FHLMC REMICS,
Series 4535, Class PA
3.000%	03/15/44	1,069	1,114,374
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2017-DNA03, Class M1, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
0.898%(c)	03/25/30	591	591,653
Series 2020-HQA05, Class M2, 144A, 30 Day Average SOFR + 2.600% (Cap N/A, Floor 0.000%)
2.682%(c)	11/25/50	3,020	3,038,786
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-HQA03, Class M2, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 0.000%)
3.748%(c)	07/25/50	1,555	1,565,760
Series 2020-HQA04, Class B1, 144A, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)
5.398%(c)	09/25/50	225	234,531

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
FHLMC Structured Agency Credit Risk Trust,
Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
0.898%(c)	09/25/48	3	$3,259
Home Re Ltd. (Bermuda),
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
1.798%(c)	05/25/29	168	166,608
JPMorgan Mortgage Trust,
Series 2007-A01, Class 4A1
2.956%(cc)	07/25/35	63	61,901
LSTAR Securities Investment Trust,
Series 2019-02, Class A1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)
1.655%(c)	04/01/24	452	450,512
Mello Warehouse Securitization Trust,
Series 2020-01, Class A, 144A, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.048%(c)	10/25/53	1,815	1,815,759
Mortgage Repurchase Agreement Financing Trust,
Series 2020-03, Class A1, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
1.399%(c)	01/23/23	575	575,424
Series 2020-04, Class A1, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)
1.499%(c)	04/23/23	550	550,019
Series 2020-04, Class A2, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)
1.499%(c)	04/23/23	1,060	1,060,037
Series 2020-05, Class A1, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.149%(c)	08/10/23	1,570	1,570,306
MRA Issuance Trust,
Series 2020-07, Class A, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.755%(c)	12/11/21	7,510	7,511,464
Series 2020-08, Class A1X, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 2.250%)
2.250%(c)	09/23/21	5,100	5,103,749
Series 2020-08, Class A2, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 3.500%)
3.500%(c)	09/23/21	3,510	3,512,691
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
0.898%(c)	01/25/48	522	522,397
Oaktown Re II Ltd. (Bermuda),
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)
1.698%(c)	07/25/28	136	136,081
Oaktown Re III Ltd. (Bermuda),
Series 2019-01A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.548%(c)	07/25/29	47	47,390

SEE NOTES TO FINANCIAL STATEMENTS.

A91

FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Oaktown Re IV Ltd. (Bermuda),
Series 2020-01A, Class M1A, 144A, 1 Month LIBOR + 3.200% (Cap N/A, Floor 3.200%)
3.348%(c)	07/25/30		213	$213,744
Series 2020-01A, Class M1B, 144A, 1 Month LIBOR + 4.750% (Cap N/A, Floor 4.750%)
4.898%(c)	07/25/30		750	757,598
PMT Credit Risk Transfer Trust,
Series 2020-02R, Class A, 144A, 1 Month LIBOR + 3.815% (Cap N/A, Floor 3.815%)
3.967%(c)	12/25/22		3,530	3,530,244
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MA
3.500%	08/25/58		1,078	1,174,443
Station Place Securitization Trust,
Series 2020-10, Class A, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.643%(c)	05/20/21		3,360	3,363,455
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-01, Class 4A3
3.080%(cc)	02/25/34		91	89,865

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $57,386,375)				57,670,316

SOVEREIGN BONDS — 0.8%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.125%	10/11/27		3,350	3,754,944
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
2.375%	08/20/30		710	745,300
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.000%	02/26/24		175	189,284
4.375%	07/12/21		500	511,280
5.000%	06/15/45		620	757,978
7.375%	09/18/37		625	912,545
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, 144A
3.875%	02/01/28		1,040	1,148,949
Finnvera OYJ (Finland),
Gov’t. Gtd. Notes, 144A, MTN
2.375%	06/04/25		400	431,964
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
3.375%	07/30/25	EUR	1,500	2,070,546
4.450%	02/11/24		505	560,092
Sr. Unsec’d. Notes, 144A, MTN
5.875%	01/15/24		950	1,091,454
Sr. Unsec’d. Notes, EMTN
2.150%	07/18/24	EUR	2,100	2,725,454
4.750%	01/08/26		540	631,358
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN
2.125%	04/13/21		200	200,956
2.125%	10/25/23		1,400	1,462,992

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
2.625%	04/20/22			2,000	$2,057,918
3.000%	03/12/24			400	431,127
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
4.000%	09/22/24			515	570,794
4.500%	04/16/50	(a)		475	610,697
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
3.875%	04/23/23			1,105	1,187,996
4.817%	03/14/49			500	682,462
5.103%	04/23/48			915	1,286,317
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, EMTN
4.125%	03/11/39		EUR	1,395	2,129,883
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN
2.375%	10/26/21			1,325	1,345,122
2.875%	03/04/23			1,785	1,865,749
4.000%	04/17/25			1,035	1,157,109
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes, 144A
2.500%	06/08/22			1,800	1,852,691
3.250%	06/01/23			800	852,349
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.975%	04/20/55			1,025	1,423,783
5.100%	06/18/50	(a)		545	763,496

TOTAL SOVEREIGN BONDS (cost $31,602,082)					35,412,589

U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.8%
Federal Home Loan Bank
5.500%	07/15/36	(k)		1,080	1,665,253
Federal Home Loan Mortgage Corp.
2.000%	01/01/32			734	770,646
2.500%	03/01/30			381	405,655
2.500%	10/01/32			799	850,484
3.000%	10/01/28			273	292,297
3.000%	06/01/29			677	723,734
3.000%	03/01/32			819	879,036
3.000%	01/01/37			381	401,772
3.000%	01/01/43			762	810,477
3.000%	07/01/43			1,504	1,598,985
3.000%	01/01/47			4,259	4,494,427
3.500%	03/01/42			410	441,219
3.500%	06/01/42			242	260,086
3.500%	01/01/47			776	827,819
3.500%	02/01/47			952	1,012,340
4.000%	06/01/26			351	373,501
4.000%	09/01/26			178	189,532
4.000%	10/01/39			666	734,619
4.000%	12/01/40			286	315,040
4.000%	10/01/41			313	345,212
4.000%	01/01/42			104	113,359
4.000%	10/01/45			374	405,178
4.500%	09/01/39			204	228,921
4.500%	10/01/39			1,171	1,314,082
4.500%	12/01/39			352	393,301

SEE NOTES TO FINANCIAL STATEMENTS.

A92

FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	07/01/41		95	$102,895
4.500%	07/01/41		1,580	1,774,033
4.500%	08/01/41		126	136,626
4.500%	08/01/41		192	212,082
4.500%	08/01/41		255	283,526
4.500%	10/01/41		103	111,517
4.500%	10/01/46		233	256,709
4.500%	12/01/47		1,107	1,208,605
5.000%	05/01/34		17	20,276
5.000%	05/01/34		158	184,091
5.000%	08/01/35		17	19,690
5.000%	09/01/35		29	33,988
5.000%	10/01/36		28	32,134
5.000%	05/01/37		17	20,049
5.000%	07/01/37		345	400,796
5.000%	09/01/38		42	48,512
5.000%	09/01/38		44	51,177
5.000%	09/01/38		50	58,459
5.000%	02/01/39		17	19,546
5.000%	06/01/39		50	57,655
5.500%	02/01/34		31	34,964
5.500%	04/01/34		294	332,095
5.500%	06/01/34		78	91,114
5.500%	06/01/34		151	176,842
5.500%	05/01/37		39	46,340
5.500%	02/01/38		305	358,452
5.500%	05/01/38		57	67,551
5.500%	07/01/38		269	316,020
6.000%	03/01/32		134	152,392
6.000%	12/01/33		48	54,100
6.000%	07/01/36		3	3,304
6.000%	12/01/36		7	8,167
6.000%	05/01/37		10	12,148
6.000%	12/01/37		16	18,311
6.000%	01/01/38		4	3,964
6.000%	01/01/38		11	12,862
6.000%	01/01/38		212	249,660
6.000%	10/01/38		68	81,393
6.000%	08/01/39		34	40,014
6.750%	09/15/29		935	1,396,019
6.750%	03/15/31		500	770,033
7.000%	01/01/31		17	19,577
7.000%	06/01/31		13	14,168
7.000%	09/01/31		3	3,186
7.000%	10/01/31		32	36,424
7.000%	10/01/32		28	30,779
Federal National Mortgage Assoc.
2.000%	TBA	(tt)	9,000	9,347,684
2.000%	TBA		82,500	85,535,635
2.000%	08/01/31		1,054	1,106,296
2.500%	TBA	(tt)	5,000	5,269,915
2.500%	TBA		5,500	5,786,809
2.500%	01/01/28		798	834,166
2.500%	10/01/43		803	859,072
2.500%	12/01/46		1,425	1,524,563
3.000%	02/01/27		1,144	1,215,884
3.000%	08/01/30		710	747,028
3.000%	11/01/36		1,778	1,861,052

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	12/01/42	904	$961,977
3.000%	12/01/42	1,398	1,490,199
3.000%	03/01/43	237	252,580
3.000%	11/01/46	235	248,036
3.000%	01/01/47	1,836	1,922,422
3.000%	02/01/47	1,248	1,312,383
3.000%	03/01/47	952	1,001,331
3.000%	03/01/49	1,557	1,632,575
3.000%	12/01/49	917	971,606
3.500%	07/01/31	714	770,933
3.500%	11/01/32	363	397,366
3.500%	02/01/33	867	926,478
3.500%	05/01/33	1,409	1,502,506
3.500%	06/01/39	519	561,794
3.500%	01/01/42	4,386	4,735,455
3.500%	05/01/42	2,018	2,168,147
3.500%	07/01/42	655	711,734
3.500%	08/01/42	240	260,486
3.500%	08/01/42	706	762,095
3.500%	09/01/42	790	859,036
3.500%	09/01/42	1,314	1,428,414
3.500%	11/01/42	415	449,415
3.500%	03/01/43	2,498	2,731,830
3.500%	04/01/43	452	491,856
3.500%	04/01/43	1,003	1,091,196
3.500%	07/01/43	206	223,737
3.500%	06/01/45	4,178	4,473,575
3.500%	07/01/46	726	772,683
3.500%	11/01/46	1,215	1,296,904
3.500%	09/01/47	1,160	1,231,262
3.500%	01/01/48	8,376	8,880,686
3.500%	05/01/48	1,193	1,261,662
3.500%	06/01/48	4,319	4,667,491
4.000%	12/01/36	866	938,348
4.000%	10/01/41	2,224	2,432,089
4.000%	07/01/44	848	930,451
4.000%	09/01/44	1,634	1,783,879
4.000%	10/01/46	570	612,685
4.000%	06/01/47	867	934,566
4.000%	09/01/47	327	351,164
4.000%	11/01/47	843	930,105
4.000%	11/01/47	1,584	1,703,113
4.000%	12/01/47	4,545	4,882,078
4.500%	07/01/33	40	43,941
4.500%	08/01/33	10	11,098
4.500%	09/01/33	33	36,003
4.500%	10/01/33	88	97,667
4.500%	03/01/34	26	29,132
4.500%	01/01/35	2	2,065
4.500%	07/01/39	662	743,345
4.500%	08/01/39	505	566,737
4.500%	09/01/39	321	358,807
4.500%	12/01/39	4	4,038
4.500%	03/01/41	1,113	1,244,451
4.500%	07/01/42	103	115,124
5.000%	03/01/34	182	209,737
5.000%	04/01/35	434	501,513
5.000%	06/01/35	106	123,298

SEE NOTES TO FINANCIAL STATEMENTS.

A93

FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	07/01/35		79	$91,450
5.000%	07/01/35		107	124,601
5.000%	09/01/35		69	80,230
5.000%	11/01/35		78	90,394
5.000%	02/01/36		59	69,019
5.500%	02/01/33		90	105,414
5.500%	08/01/33		161	185,796
5.500%	10/01/33		45	51,705
5.500%	12/01/33		40	46,306
5.500%	12/01/34		114	133,238
5.500%	10/01/35		471	553,350
5.500%	03/01/36		48	54,089
5.500%	04/01/36		105	122,088
5.500%	01/01/37		54	63,424
5.500%	04/01/37		28	33,034
5.500%	05/01/37		169	199,154
5.500%	08/01/37		212	248,889
6.000%	05/01/21		2	2,076
6.000%	10/01/33		184	211,439
6.000%	11/01/33		22	25,199
6.000%	11/01/33		29	32,169
6.000%	01/01/34		225	270,159
6.000%	02/01/34		84	101,082
6.000%	03/01/34		2	1,957
6.000%	03/01/34		12	13,068
6.000%	03/01/34		27	30,456
6.000%	11/01/34		21	24,117
6.000%	01/01/35		39	44,591
6.000%	01/01/35		110	125,532
6.000%	02/01/35		3	2,892
6.000%	02/01/35		103	115,911
6.000%	02/01/35		171	205,911
6.000%	04/01/35		14	16,835
6.000%	05/01/36		32	38,622
6.000%	06/01/36		15	16,460
6.000%	02/01/37		58	68,822
6.000%	06/01/37		24	27,005
6.000%	05/01/38		149	175,741
6.250%	05/15/29	(a)	950	1,353,390
6.500%	09/01/32		1	1,122
6.500%	09/01/32		13	14,145
6.500%	09/01/32		34	39,187
6.500%	09/01/32		38	43,961
6.500%	10/01/32		39	44,913
6.500%	04/01/33		50	57,830
6.500%	11/01/33		20	23,739
6.500%	01/01/34		31	35,571
6.500%	09/01/34		48	54,761
6.500%	10/01/34		28	32,896
6.500%	09/01/36		106	122,531
6.500%	10/01/36		25	30,260
6.500%	11/01/36		36	40,486
6.500%	01/01/37		38	42,740
6.500%	01/01/37		100	115,431
6.500%	09/01/37		12	14,272
6.625%	11/15/30	(k)	550	832,291
7.000%	02/01/32		22	25,813
7.000%	05/01/32		12	14,953

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
7.000%	06/01/32		13	$15,116
7.000%	07/01/32		41	48,163
7.125%	01/15/30	(k)	3,600	5,498,337
Government National Mortgage Assoc.
2.000%	12/20/50		2,000	2,092,630
2.500%	TBA		11,000	11,620,044
2.500%	03/20/43		577	617,048
2.500%	12/20/46		657	699,578
3.000%	03/15/45		738	774,500
3.000%	11/20/45		853	907,906
3.000%	03/20/46		5,481	5,839,892
3.000%	07/20/46		3,630	3,867,797
3.000%	10/20/46		1,196	1,274,091
3.000%	12/20/46		801	853,117
3.000%	02/20/47		1,677	1,785,408
3.000%	12/20/49		439	459,108
3.500%	12/20/42		1,399	1,523,408
3.500%	05/20/43		286	312,044
3.500%	03/20/45		1,079	1,165,023
3.500%	04/20/45		1,487	1,596,036
3.500%	07/20/46		5,523	5,964,345
3.500%	06/20/49		9,217	9,771,336
4.000%	06/15/40		110	119,147
4.000%	05/20/41		213	235,466
4.000%	12/20/42		492	544,915
4.000%	08/20/44		209	230,430
4.000%	11/20/45		1,135	1,245,529
4.000%	12/20/45		1,222	1,337,394
4.000%	11/20/46		275	300,012
4.000%	09/20/47		4,251	4,582,504
4.000%	02/20/49		2,911	3,121,370
4.500%	04/15/40		438	488,139
4.500%	01/20/41		972	1,096,706
4.500%	02/20/41		594	670,719
4.500%	06/20/44		638	710,856
4.500%	09/20/46		369	410,862
4.500%	11/20/46		730	813,620
4.500%	03/20/47		652	709,892
4.500%	05/20/48		865	935,632
4.500%	06/20/48		1,156	1,250,405
4.500%	08/20/48		3,651	3,956,139
5.000%	10/20/37		91	104,071
5.000%	04/20/45		598	685,534
5.500%	11/15/32		61	68,972
5.500%	02/15/33		43	50,217
5.500%	08/15/33		52	57,566
5.500%	08/15/33		71	78,543
5.500%	09/15/33		40	44,688
5.500%	09/15/33		64	72,328
5.500%	10/15/33		62	71,369
5.500%	12/15/33		6	7,006
5.500%	04/15/34		246	284,773
5.500%	07/15/35		47	54,201
5.500%	02/15/36		110	129,189
6.000%	02/15/33		2	1,992
6.000%	04/15/33		13	15,123
6.000%	09/15/33		11	13,070
6.000%	12/15/33		30	36,301

SEE NOTES TO FINANCIAL STATEMENTS.

A94

FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	12/15/33		74		$82,940
6.000%	01/15/34		14		16,897
6.000%	01/15/34		27		31,891
6.000%	06/20/34		58		68,107
6.000%	07/15/34		122		147,827
6.000%	10/15/34		155		182,097
6.500%	10/15/23		1		614
6.500%	12/15/23		2		2,028
6.500%	01/15/24		1		983
6.500%	01/15/24		1		1,326
6.500%	01/15/24		3		3,157
6.500%	01/15/24		7		7,988
6.500%	01/15/24		8		8,365
6.500%	01/15/24		31		34,988
6.500%	02/15/24		—	(r)	150
6.500%	02/15/24		—	(r)	185
6.500%	02/15/24		1		1,626
6.500%	02/15/24		2		1,706
6.500%	02/15/24		2		2,581
6.500%	02/15/24		4		4,346
6.500%	02/15/24		5		5,255
6.500%	02/15/24		6		6,274
6.500%	02/15/24		8		9,105
6.500%	02/15/24		20		22,336
6.500%	04/15/24		—	(r)	274
6.500%	04/15/24		1		945
6.500%	04/15/24		1		1,311
6.500%	04/15/24		1		1,337
6.500%	04/15/24		1		1,467
6.500%	04/15/24		1		1,643
6.500%	04/15/24		6		7,160
6.500%	05/15/24		7		7,331
6.500%	05/15/24		10		10,985
6.500%	10/15/24		9		10,012
6.500%	12/15/30		6		7,027
6.500%	01/15/32		17		19,156
6.500%	02/15/32		13		14,705
6.500%	07/15/32		38		43,040
6.500%	08/15/32		4		4,223
6.500%	08/15/32		7		8,327
6.500%	08/15/32		26		29,787
6.500%	08/15/32		149		175,995
6.500%	06/15/35		30		35,435
6.500%	07/15/35		7		7,298
8.000%	01/15/24		5		4,869
8.000%	04/15/25		3		2,977

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $293,511,793)					304,332,808

U.S. TREASURY OBLIGATIONS — 1.0%
U.S. Treasury Bonds
2.875%	05/15/43		325		410,516
3.625%	02/15/44		490		693,197
U.S. Treasury Notes
0.125%	09/30/22		34,000		34,000,000
0.375%	11/30/25		2,615		2,618,473
3.125%	11/15/28	(k)	625		739,648

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Strips Coupon
2.000%(s)	08/15/39		3,780	$2,844,007
2.228%(s)	05/15/28	(k)	718	677,079
2.365%(s)	08/15/44	(k)	3,095	2,089,488
2.395%(s)	11/15/43		1,156	791,770

TOTAL U.S. TREASURY OBLIGATIONS (cost $44,094,108)				44,864,178

TOTAL LONG-TERM INVESTMENTS (cost $3,347,463,391)				4,270,644,161

			Shares

SHORT-TERM INVESTMENTS — 8.8%

AFFILIATED MUTUAL FUNDS — 8.8%
PGIM Core Ultra Short Bond Fund(w)			353,385,879	353,385,879
PGIM Institutional Money Market Fund (cost $41,018,205; includes $41,012,268 of cash collateral for securities on loan)(b)(w)			41,117,792	41,097,233

TOTAL AFFILIATED MUTUAL FUNDS (cost $394,404,084)				394,483,112

			Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) — 0.0%
U.S. Treasury Bills
0.079%	03/18/21		350	349,951

(cost $349,941)
TOTAL SHORT-TERM INVESTMENTS (cost $394,754,025)				394,833,063

TOTAL INVESTMENTS—104.2% (cost $3,742,217,416)				4,665,477,224
Liabilities in excess of other assets(z) — (4.2)%				(186,392,758)

NET ASSETS — 100.0%				$4,479,084,466

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $4,203,510 and 0.1% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $39,532,084; cash collateral of $41,012,268 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

SEE NOTES TO FINANCIAL STATEMENTS.

A95

FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchased date.
(r)	Principal or notional amount is less than $500 par.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of 14,000,000 is 0.3% of net assets.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
279	2 Year U.S. Treasury Notes	Mar. 2021	$61,652,461	$61,229
558	5 Year U.S. Treasury Notes	Mar. 2021	70,399,545	43,478
178	10 Year U.S. Ultra Treasury Notes	Mar. 2021	27,831,970	(62,378)
227	20 Year U.S. Treasury Bonds	Mar. 2021	39,313,563	(275,791)
448	30 Year U.S. Ultra Treasury Bonds	Mar. 2021	95,676,000	(559,843)
11	Mini MSCI EAFE Index	Mar. 2021	1,171,940	16,086
6	S&P 500 E-Mini Index	Mar. 2021	1,124,640	28,389

				(748,830)

Short Positions:
31	5 Year Euro-Bobl	Mar. 2021	5,119,422	(2,592)
20	10 Year Euro-Bund	Mar. 2021	4,340,278	(11,405)
391	10 Year U.S. Treasury Notes	Mar. 2021	53,988,549	(57,875)
15	Euro Schatz Index	Mar. 2021	2,057,411	688

				(71,184)

				$(820,014)

Forward foreign currency exchange contracts outstanding at December 31, 2020:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Canadian Dollar,
Expiring 01/20/21	Citibank, N.A.	CAD	3,544	$2,696,896	$2,784,759	$—	$(87,863)
Expiring 01/20/21	Morgan Stanley & Co. International PLC	CAD	2,500	1,904,900	1,964,196	—	(59,296)
Euro,
Expiring 01/12/21	Citibank, N.A.	EUR	348	417,171	425,624	—	(8,453)
Expiring 01/12/21	HSBC Bank USA, N.A.	EUR	10,002	11,883,728	12,222,450	—	(338,722)

				$16,902,695	$17,397,029	$—	$(494,334)

SEE NOTES TO FINANCIAL STATEMENTS.

A96

FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Credit default swap agreements outstanding at December 31, 2020:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on corporate and/or sovereign issues—Sell Protection(2):
Boeing Co.	12/20/21	1.000%(Q)	4,100	0.723%	$12,455	$21,566	$(9,111)	Bank of America, N.A.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2020:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
EUR1,190	05/11/39	1.100%(A)	1 Day EONIA(1)(A)	$(10,808)	$(338,384)	$(327,576)
3,085	08/09/49	1.508%(A)	1 Day USOIS(1)(A)	—	(238,938)	(238,938)

				$(10,808)	$(577,322)	$(566,514)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2020:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreement:
Bloomberg Barclays Capital U.S. CMBS (ERISA Only) Index (M)	1 Month LIBOR- 15 bps (M)	Barclays Bank PLC	5/01/21	16,050	$115,483	$—	$115,483

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

SEE NOTES TO FINANCIAL STATEMENTS.

A97

FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$21,566	$—	$115,483	$(9,111)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$6,629,815
Goldman Sachs & Co. LLC	—	349,951

Total	$—	$6,979,766

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks	$2,763,997,255	$42,787,443	$—
Exchange-Traded Fund	232,597	—	—
Preferred Stocks	627,000	342,830	—
Asset-Backed Securities
Automobiles	—	84,343,306	—
Collateralized Loan Obligations	—	132,928,895	—
Consumer Loans	—	6,843,633	—
Equipment	—	8,975,503	—
Home Equity Loans	—	50,225	—
Other	—	5,658,801	—
Residential Mortgage-Backed Securities	—	10,783,608	—
Student Loans	—	30,590,965	—
Commercial Mortgage-Backed Securities	—	251,793,312	—
Corporate Bonds	—	468,013,509	—
Municipal Bonds	—	20,395,388	—
Residential Mortgage-Backed Securities	—	53,466,806	4,203,510
Sovereign Bonds	—	35,412,589	—
U.S. Government Agency Obligations	—	304,332,808	—
U.S. Treasury Obligations	—	45,214,129	—
Affiliated Mutual Funds	394,483,112	—	—

Total	$3,159,339,964	$1,501,933,750	$4,203,510

Other Financial Instruments*
Assets
Futures Contracts	$149,870	$—	$—
OTC Credit Default Swap Agreement	—	12,455	—
OTC Total Return Swap Agreement	—	115,483	—

Total	$149,870	$127,938	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A98

FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities
Futures Contracts	$(969,884)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(494,334)	—
Centrally Cleared Interest Rate Swap Agreements	—	(566,514)	—

Total	$(969,884)	$(1,060,848)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Affiliated Mutual Funds (0.9% represents investments purchased with collateral from securities on loan)	8.8%
U.S. Government Agency Obligations	6.8
Software	6.0
Commercial Mortgage-Backed Securities	5.6
Banks	5.0
Technology Hardware, Storage & Peripherals	4.0
Interactive Media & Services	3.9
Pharmaceuticals	3.8
Semiconductors & Semiconductor Equipment	3.7
Internet & Direct Marketing Retail	3.5
Collateralized Loan Obligations	3.0
IT Services	3.0
Automobiles	2.4
Health Care Equipment & Supplies	2.4
Capital Markets	2.2
Aerospace & Defense	1.6
Biotechnology	1.6
Residential Mortgage-Backed Securities	1.5
Machinery	1.5
Health Care Providers & Services	1.5
Specialty Retail	1.4
Diversified Telecommunication Services	1.4
Food & Staples Retailing	1.4
Insurance	1.4
Chemicals	1.3
Equity Real Estate Investment Trusts (REITs)	1.2
Electric	1.2
Food Products	1.1
Household Products	1.1
U.S. Treasury Obligations	1.0
Entertainment	1.0
Oil, Gas & Consumable Fuels	0.9
Life Sciences Tools & Services	0.8
Multiline Retail	0.8
Sovereign Bonds	0.8
Communications Equipment	0.8
Metals & Mining	0.7
Hotels, Restaurants & Leisure	0.7
Electric Utilities	0.7
Industrial Conglomerates	0.7
Telecommunications	0.7
Student Loans	0.7
Beverages	0.7

Media	0.7%
Pipelines	0.6
Diversified Financial Services	0.5
Multi-Utilities	0.5
Oil & Gas	0.5
Building Products	0.5
Independent Power & Renewable Electricity Producers	0.5
Tobacco	0.5
Auto Manufacturers	0.5
Municipal Bonds	0.5
Electrical Equipment	0.4
Mortgage Real Estate Investment Trusts (REITs)	0.4
Real Estate Investment Trusts (REITs)	0.3
Construction & Engineering	0.2
Electronic Equipment, Instruments & Components	0.2
Gas Utilities	0.2
Equipment	0.2
Retail	0.2
Commercial Services & Supplies	0.2
Semiconductors	0.2
Road & Rail	0.2
Energy Equipment & Services	0.2
Consumer Loans	0.2
Healthcare-Services	0.1
Commercial Services	0.1
Other	0.1
Agriculture	0.1
Leisure Products	0.1
Gas	0.1
Consumer Finance	0.1
Trading Companies & Distributors	0.1
Foods	0.1
Airlines	0.1
Household Durables	0.1
Healthcare-Products	0.1
Engineering & Construction	0.1
Forest Products & Paper	0.1
Transportation	0.1
Auto Components	0.0	*
Housewares	0.0	*
Electronics	0.0	*
Building Materials	0.0	*
Multi-National	0.0	*
Savings & Loans	0.0	*

SEE NOTES TO FINANCIAL STATEMENTS.

A99

FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification (continued):

Textiles, Apparel & Luxury Goods	0.0	*%
Home Builders	0.0	*
Paper & Forest Products	0.0	*
Machinery-Diversified	0.0	*
Miscellaneous Manufacturing	0.0	*
Lodging	0.0	*
Air Freight & Logistics	0.0	*
Wireless Telecommunication Services	0.0	*
Packaging & Containers	0.0	*
Personal Products	0.0	*
Mining	0.0	*
Construction Materials	0.0	*
Professional Services	0.0	*

Real Estate Management & Development	0.0	*%
Exchange-Traded Fund	0.0	*
Oil & Gas Services	0.0	*
Marine	0.0	*
Health Care Technology	0.0	*
Home Equity Loans	0.0	*
Containers & Packaging	0.0	*

	104.2
Liabilities in excess of other assets	(4.2)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of			Statement of
	Assets and	Fair		Assets and	Fair
	Liabilities Location	Value		Liabilities Location	Value
Credit contracts	Premiums paid for OTC swap agreements	$21,566		—	$—
Credit contracts	—	—		Unrealized depreciation on OTC swap agreements	9,111
Equity contracts	Due from/to broker-variation margin futures	44,475	*	—	—
Foreign exchange contracts	—	—		Unrealized depreciation on OTC forward foreign currency exchange contracts	494,334
Interest rate contracts	Due from/to broker-variation margin futures	105,395	*	Due from/to broker-variation margin futures	969,884	*
Interest rate contracts	—	—		Due from/to broker-variation margin swaps	566,514	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	115,483		—	—

		$286,919			$2,039,843

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A100

FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures	Forward Currency Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$—	$722,377
Equity contracts	1,137	—	—	188,725	—	—
Foreign exchange contracts	—	—	—	—	(612,593)	—
Interest rate contracts	—	795,193	248,975	14,451,274	—	(16,726,620)

Total	$1,137	$795,193	$248,975	$14,639,999	$(612,593)	$(16,004,243)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Options Purchased(2)	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$306,098
Equity contracts	(18)	—	47,543	—	—
Foreign exchange contracts	—	—	—	(343,891)	—
Interest rate contracts	—	(498,216)	1,680,681	—	9,180,715

Total	$(18)	$(498,216)	$1,728,224	$(343,891)	$9,486,813

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$105,450	$358,400	$251,200,864	$170,146,635	$7,009,849

Forward Foreign Currency Exchange Contracts—Sold(3)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$20,615,679	$233,772,870	$19,200,000

Credit Default Swap Agreements— Sell Protection(2)	Total Return Swap Agreements(2)
$21,418,005	$16,010,068

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A101

FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$39,532,084	$(39,532,084)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$21,566	$(9,111)	$12,455	$(12,455)	$—
Barclays Bank PLC	115,483	—	115,483	(20,000)	95,483
Citibank, N.A.	—	(96,316)	(96,316)	—	(96,316)
HSBC Bank USA, N.A.	—	(338,722)	(338,722)	—	(338,722)
Morgan Stanley & Co. International PLC	—	(59,296)	(59,296)	—	(59,296)

	$137,049	$(503,445)	$(366,396)	$(32,455)	$(398,851)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A102

FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $39,532,084:
Unaffiliated investments (cost $3,347,813,332)	$4,270,994,112
Affiliated investments (cost $394,404,084)	394,483,112
Foreign currency, at value (cost $426,174)	429,013
Dividends and interest receivable	9,433,692
Tax reclaim receivable	458,537
Due from broker-variation margin futures	431,647
Unrealized appreciation on OTC swap agreements	115,483
Receivable for investments sold	26,951
Premiums paid for OTC swap agreements	21,566
Receivable from affiliate	7,996
Receivable for Portfolio shares sold	1,211
Prepaid expenses and other assets	544,057

Total Assets	4,676,947,377

LIABILITIES
Payable for investments purchased	151,916,532
Payable to broker for collateral for securities on loan	41,012,268
Management fee payable	2,256,910
Payable for Portfolio shares purchased	1,575,891
Unrealized depreciation on OTC forward foreign currency exchange contracts	494,334
Accrued expenses and other liabilities	388,077
Payable to affiliate	180,363
Due to broker-variation margin swaps	20,516
Unrealized depreciation on OTC swap agreements	9,111
Trustees’ fees payable	5,849
Due to broker-variation margin futures	2,080
Affiliated transfer agent fee payable	980

Total Liabilities	197,862,911

NET ASSETS	$4,479,084,466

Net assets were comprised of:
Partners’ Equity	$4,479,084,466

Net asset value and redemption price per share, $4,479,084,466 / 119,083,184 outstanding shares of beneficial interest	$37.61

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS) INCOME
Unaffiliated dividend income (net of $289,613 foreign withholding tax, of which $63,091 is reimbursable by an affiliate)	$51,833,987
Interest income	40,775,545
Affiliated dividend income	1,475,434
Income from securities lending, net (including affiliated income of $319,762)	328,818

Total income	94,413,784

EXPENSES
Management fee	25,024,560
Custodian and accounting fees	413,402
Shareholders’ reports	236,006
Trustees’ fees	62,969
Audit fee	48,970
Legal fees and expenses	40,902
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,680
Miscellaneous	91,208

Total expenses	25,928,697

NET INVESTMENT INCOME (LOSS)	68,485,087

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $498,927)	129,044,144
Futures transactions	14,639,999
Forward currency contract transactions	(612,593)
Options written transactions	248,975
Swap agreements transactions	(16,004,243)
Foreign currency transactions	47,488

127,363,770

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $54,515)	185,123,998
Futures	1,728,224
Forward currency contracts	(343,891)
Swap agreements	9,486,813
Foreign currencies	30,511

196,025,655

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	323,389,425

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$391,874,512

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$68,485,087	$79,405,892
Net realized gain (loss) on investment and foreign currency transactions	127,363,770	176,760,040
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	196,025,655	485,992,068

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	391,874,512	742,158,000

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [273,315 and 177,562 shares, respectively]	8,597,942	5,636,300
Portfolio shares purchased [7,294,813 and 7,989,312 shares, respectively]	(249,244,194)	(253,479,611)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(240,646,252)	(247,843,311)

CAPITAL CONTRIBUTIONS	—	14,632

TOTAL INCREASE (DECREASE)	151,228,260	494,329,321
NET ASSETS:
Beginning of year	4,327,856,206	3,833,526,885

End of year	$4,479,084,466	$4,327,856,206

SEE NOTES TO FINANCIAL STATEMENTS.

A103

GLOBAL PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 97.7%
COMMON STOCKS — 97.2%	Shares	Value
Argentina — 0.3%
MercadoLibre, Inc.*	2,691	$4,508,017

Australia — 1.4%
AGL Energy Ltd.	66,200	610,522
Aristocrat Leisure Ltd.	93,098	2,235,303
Beach Energy Ltd.	395,200	552,464
CSL Ltd.	15,610	3,424,958
Fortescue Metals Group Ltd.	201,900	3,661,458
Harvey Norman Holdings Ltd.	196,000	711,948
Inghams Group Ltd.	268,900	647,994
Metcash Ltd.	412,500	1,077,196
Perenti Global Ltd.	432,300	457,319
Qantas Airways Ltd.*	292,200	1,099,408
Rio Tinto Ltd.	20,600	1,816,796
Service Stream Ltd.	343,700	480,012
St. Barbara Ltd.	343,600	622,467
Stockland, REIT	279,500	905,063
Super Retail Group Ltd.	105,600	861,419

		19,164,327

Austria — 0.2%
BAWAG Group AG, 144A*	20,500	953,907
OMV AG	33,700	1,361,545
Wienerberger AG	26,400	839,424

		3,154,876

Belgium — 0.2%
Bekaert SA	22,500	747,981
Telenet Group Holding NV	18,900	813,526
UCB SA	15,000	1,551,029

		3,112,536

Brazil — 0.0%
Yara International ASA	14,900	623,736

Canada — 2.0%
Canadian National Railway Co.	38,942	4,281,203
Magna International, Inc.	75,329	5,333,293
Shopify, Inc. (Class A Stock)*	12,110	13,707,915
TC Energy Corp.	92,956	3,785,168

		27,107,579

China — 2.2%
Alibaba Group Holding Ltd.*	196,444	5,916,539
Alibaba Group Holding Ltd., ADR*	27,654	6,435,915
China Resources Cement Holdings Ltd.	1,042,000	1,166,816
Kingboard Holdings Ltd.	216,000	910,384
Lee & Man Paper Manufacturing Ltd.	1,049,000	861,360
NetEase, Inc.	198,225	3,793,888
TAL Education Group, ADR*	58,391	4,175,540
Tencent Holdings Ltd.	86,000	6,247,007
Wilmar International Ltd.	203,400	717,897

		30,225,346

Denmark — 1.3%
Chr Hansen Holding A/S*	8,603	883,817
Coloplast A/S (Class B Stock)	21,319	3,241,116
Danske Bank A/S*	61,200	1,005,829

COMMON STOCKS (continued)	Shares	Value
Denmark (cont’d.)
Dfds A/S*	11,300	$509,443
DSV Panalpina A/S	15,269	2,560,879
Novo Nordisk A/S (Class B Stock)	51,184	3,553,805
Orsted A/S, 144A	24,469	5,018,829
Pandora A/S	4,700	528,239

		17,301,957

Finland — 0.5%
Neste OYJ	63,119	4,570,320
Nordea Bank Abp*	83,600	687,003
Valmet OYJ	41,500	1,187,640

		6,444,963

France — 4.3%
Airbus SE*	36,255	3,983,822
Arkema SA	11,900	1,364,588
AXA SA	54,100	1,304,626
BNP Paribas SA*	28,200	1,492,894
Bouygues SA	27,600	1,135,429
Capgemini SE	5,300	825,321
Carrefour SA	89,600	1,538,548
Cie de Saint-Gobain*	15,800	729,007
Cie Generale des Etablissements Michelin SCA	9,600	1,233,519
CNP Assurances*	55,200	898,063
Credit Agricole SA*	78,500	1,001,512
Engie SA*	49,600	761,756
L’Oreal SA	8,890	3,380,862
LVMH Moet Hennessy Louis Vuitton SE	11,698	7,302,710
Natixis SA*	146,400	502,415
Nexity SA	13,100	569,212
Orange SA(a)	140,000	1,666,280
Peugeot SA*	42,800	1,176,982
Rubis SCA	15,500	722,388
Safran SA*	33,329	4,742,758
Sanofi	39,700	3,840,416
Sartorius Stedim Biotech	5,611	2,005,763
Societe BIC SA	15,900	900,590
Societe Generale SA*	28,600	599,672
Sopra Steria Group*	7,100	1,151,621
Teleperformance	6,565	2,192,610
TOTAL SE	58,800	2,537,072
TOTAL SE, ADR(a)	238,892	10,011,964

		59,572,400

Germany — 2.3%
Allianz SE	7,500	1,841,085
Aurubis AG	10,800	841,068
Bayer AG	23,300	1,377,117
Bayerische Motoren Werke AG	12,500	1,119,365
Daimler AG	17,600	1,248,621
Deutsche Lufthansa AG*	54,200	715,927
Deutsche Post AG	50,800	2,560,023
Deutsche Telekom AG	59,200	1,087,341
Evonik Industries AG	36,500	1,193,625
Fresenius SE & Co. KGaA	25,700	1,209,605
HOCHTIEF AG	11,400	1,129,728

SEE NOTES TO FINANCIAL STATEMENTS.

A104

GLOBAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Germany (cont’d.)
Infineon Technologies AG	158,914	$6,140,025
Muenchener Rueckversicherungs-Gesellschaft AGin Muenchen	4,500	1,359,850
Rational AG(a)	3,355	3,128,867
Rheinmetall AG	9,200	979,937
Siltronic AG(a)	8,900	1,400,659
TeamViewer AG, 144A*	31,338	1,686,488
United Internet AG	24,700	1,040,477
Volkswagen AG	10,600	2,213,519

		32,273,327

Hong Kong — 0.7%
AIA Group Ltd.	357,600	4,403,567
PAX Global Technology Ltd.	933,000	838,723
Skyworth Group Ltd.*	793,433	221,689
Tongda Group Holdings Ltd.	8,180,000	603,771
WH Group Ltd., 144A	1,291,500	1,085,227
Xinyi Glass Holdings Ltd.	506,000	1,413,179
Yue Yuen Industrial Holdings Ltd.	296,500	620,522

		9,186,678

India — 0.6%
HDFC Bank Ltd., ADR*	54,472	3,936,147
Reliance Industries Ltd., 144A, GDR	67,445	3,693,513

		7,629,660

Ireland — 0.3%
Kingspan Group PLC*	44,734	3,145,827
Smurfit Kappa Group PLC	23,100	1,078,275

		4,224,102

Israel — 0.1%
Check Point Software Technologies Ltd.*(a)	9,500	1,262,645

Italy — 0.5%
A2A SpA	546,200	873,772
Enel SpA	269,500	2,732,648
Leonardo SpA	97,000	704,861
Mediobanca Banca di Credito Finanziario SpA*	87,600	810,727
Pirelli & C SpA, 144A*	171,800	933,372
UnipolSai Assicurazioni SpA	253,700	674,251

		6,729,631

Japan — 6.1%
AGC, Inc.	5,600	195,547
Aozora Bank Ltd.	36,000	663,790
Asahi Intecc Co. Ltd.	46,800	1,707,710
Astellas Pharma, Inc.	167,000	2,580,116
Brother Industries Ltd.	44,300	912,450
Credit Saison Co. Ltd.	42,600	491,301
Dai-ichi Life Holdings, Inc.	39,900	601,364
Daikin Industries Ltd.	20,300	4,516,963
Daiwa House Industry Co. Ltd.	31,900	946,957
DTS Corp.	30,500	628,244
EDION Corp.	63,900	649,752
Haseko Corp.	53,900	617,441

COMMON STOCKS (continued)	Shares	Value
Japan (cont’d.)
Hazama Ando Corp.	85,900	$599,273
Hitachi Capital Corp.	28,500	688,652
Hitachi Ltd.	35,700	1,407,530
Honda Motor Co. Ltd.	61,600	1,729,369
Hoya Corp.	30,100	4,168,129
Isuzu Motors Ltd.	78,200	742,395
ITOCHU Corp.	80,300	2,310,477
Itoham Yonekyu Holdings, Inc.	72,200	471,177
Japan Airlines Co. Ltd.*	35,700	692,760
Japan Aviation Electronics Industry Ltd.	46,000	705,118
Kaneka Corp.	14,800	520,482
KDDI Corp.	98,800	2,937,009
Keiyo Bank Ltd. (The)	76,500	309,155
Keyence Corp.	11,500	6,472,673
Lintec Corp.	30,000	661,871
M3, Inc.	13,600	1,286,152
Marubeni Corp.	173,200	1,154,432
Matsumotokiyoshi Holdings Co. Ltd.	23,800	1,013,221
Medipal Holdings Corp.	30,600	574,352
Mitsubishi Chemical Holdings Corp.	82,800	501,032
Mitsubishi Gas Chemical Co., Inc.	70,200	1,613,632
Mitsubishi UFJ Financial Group, Inc.	274,000	1,211,175
Mitsubishi UFJ Lease & Finance Co. Ltd.	221,700	1,066,295
Mitsui & Co. Ltd.	56,300	1,032,488
Mitsui Chemicals, Inc.	42,400	1,248,275
Mizuho Financial Group, Inc.	73,620	935,050
Nihon M&A Center, Inc.	38,900	2,606,308
Nippon Telegraph & Telephone Corp.	107,900	2,757,065
Nishi-Nippon Financial Holdings, Inc.	48,600	311,497
Nisshin Oillio Group Ltd. (The)	21,400	629,837
Nomura Holdings, Inc.	239,300	1,266,021
Nomura Real Estate Holdings, Inc.	38,100	841,730
Obayashi Corp.	97,500	841,200
ORIX Corp.	79,000	1,214,568
Rengo Co. Ltd.	134,300	1,124,928
Resona Holdings, Inc.	366,600	1,280,265
Sankyu, Inc.	18,100	682,500
Sawai Pharmaceutical Co. Ltd.	14,300	648,549
Shionogi & Co. Ltd.	21,300	1,164,715
Shiseido Co. Ltd.	32,100	2,219,316
SKY Perfect JSAT Holdings, Inc.	151,000	745,650
SMC Corp.	6,500	3,970,663
Sompo Holdings, Inc.	26,600	1,075,803
Sumitomo Corp.	38,200	507,205
Sumitomo Heavy Industries Ltd.	32,300	800,469
Sumitomo Mitsui Financial Group, Inc.	40,900	1,261,962
Taisei Corp.	19,200	660,588
Teijin Ltd.	67,300	1,269,572
Toagosei Co. Ltd.	28,700	337,968
Toho Holdings Co. Ltd.	12,400	218,068
Tokuyama Corp.	26,500	598,350
Towa Pharmaceutical Co. Ltd.	28,200	523,116
Toyota Motor Corp.	15,730	1,213,273
Tsubakimoto Chain Co.	17,000	448,338
Ube Industries Ltd.	41,500	755,394
Ulvac, Inc.	10,900	466,577

SEE NOTES TO FINANCIAL STATEMENTS.

A105

GLOBAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Japan (cont’d.)
Yokohama Rubber Co. Ltd. (The)	62,000	$927,171

		83,932,475

Netherlands — 2.5%
ABN AMRO Bank NV, 144A, CVA*	45,300	439,852
Adyen NV, 144A*	2,567	5,989,485
Aegon NV	215,700	855,991
ASML Holding NV	7,215	3,546,084
ING Groep NV*	93,300	884,393
Koninklijke Ahold Delhaize NV	95,900	2,742,313
NN Group NV	27,800	1,212,088
NXP Semiconductors NV	98,833	15,715,435
Royal Dutch Shell PLC (Class B Stock)	96,500	1,652,800
Signify NV, 144A*	46,800	2,012,757

		35,051,198

New Zealand — 0.2%
Air New Zealand Ltd.*	485,600	631,572
Fisher & Paykel Healthcare Corp. Ltd.	78,915	1,870,379

		2,501,951

Norway — 0.4%
DNB ASA*	68,200	1,322,947
Equinor ASA	41,200	693,552
Leroy Seafood Group ASA	148,600	1,051,643
TOMRA Systems ASA	44,888	2,218,637

		5,286,779

Portugal — 0.0%
Altri SGPS SA	46,700	295,620

Singapore — 0.2%
DBS Group Holdings Ltd.	62,300	1,182,777
Venture Corp. Ltd.	79,500	1,171,704

		2,354,481

South Africa — 0.1%
Anglo American PLC	48,300	1,608,682
Investec PLC	79,700	205,509

		1,814,191

Spain — 0.6%
Amadeus IT Group SA	39,903	2,916,325
Banco Santander SA*	390,156	1,212,508
Enagas SA	18,000	394,868
Endesa SA	37,700	1,032,070
Mapfre SA(a)	494,400	965,857
Repsol SA	117,700	1,192,758
Telefonica SA	176,500	702,010

		8,416,396

Sweden — 1.6%
Atlas Copco AB (Class A Stock)	82,895	4,227,074
Boliden AB	35,400	1,259,206
Hexagon AB (Class B Stock)	65,498	5,982,704
Nibe Industrier AB (Class B Stock)	76,966	2,526,550
Securitas AB (Class B Stock)	65,700	1,061,417
Skanska AB (Class B Stock)	31,100	794,016
SKF AB (Class B Stock)	70,400	1,829,516

COMMON STOCKS (continued)	Shares	Value
Sweden (cont’d.)
Swedbank AB (Class A Stock)*	27,700	$484,608
Swedish Orphan Biovitrum AB*	51,000	1,033,790
Volvo AB (Class B Stock)*	113,600	2,677,118

		21,875,999

Switzerland — 2.9%
Adecco Group AG	15,300	1,026,662
Baloise Holding AG	6,000	1,070,851
Credit Suisse Group AG	136,900	1,789,990
dormakaba Holding AG	1,200	682,528
Helvetia Holding AG	7,600	805,511
Lonza Group AG	7,838	5,053,522
Novartis AG	29,700	2,809,452
Partners Group Holding AG	3,233	3,851,824
Roche Holding AG	17,900	6,265,159
Sika AG	14,052	3,854,736
Straumann Holding AG	3,456	4,029,970
Swiss Life Holding AG	4,900	2,292,692
Temenos AG	19,019	2,666,468
UBS Group AG	114,800	1,645,588
Zurich Insurance Group AG	3,900	1,653,479

		39,498,432

Taiwan — 0.7%
Sea Ltd., ADR*(a)	13,882	2,763,212
Taiwan Semiconductor Manufacturing Co. Ltd.	367,000	6,932,611

		9,695,823

United Kingdom — 4.7%
3i Group PLC	92,900	1,477,555
Ashtead Group PLC	106,619	5,004,616
Aviva PLC	197,000	879,647
Babcock International Group PLC*	113,300	434,124
BAE Systems PLC	251,200	1,676,916
Barclays PLC*	373,500	751,528
Barratt Developments PLC*	61,900	570,097
Bellway PLC	23,200	940,880
British American Tobacco PLC	75,200	2,796,859
BT Group PLC*	455,900	827,953
Centrica PLC*	457,200	292,048
CK Hutchison Holdings Ltd.	160,300	1,118,132
Compass Group PLC	137,357	2,557,630
Crest Nicholson Holdings PLC*	143,814	643,958
Diageo PLC	82,783	3,261,191
Dialog Semiconductor PLC*	14,700	804,522
Experian PLC	104,810	3,981,675
GlaxoSmithKline PLC	216,800	3,987,054
Go-Ahead Group PLC (The)*	34,500	465,889
Halma PLC	63,868	2,142,786
Imperial Brands PLC	56,400	1,190,410
Inchcape PLC*	64,600	570,432
International Consolidated Airlines
Group SA*	150,000	330,405
J Sainsbury PLC	458,700	1,413,496
Keller Group PLC	48,200	458,620
Kingfisher PLC*	357,200	1,320,829
Legal & General Group PLC	302,800	1,112,850

SEE NOTES TO FINANCIAL STATEMENTS.

A106

GLOBAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
United Kingdom (cont’d.)
Lloyds Banking Group PLC*	1,666,000	$828,674
London Stock Exchange Group PLC	31,849	3,934,053
Marks & Spencer Group PLC*	279,900	521,576
Micro Focus International PLC*	73,300	425,073
National Express Group PLC*	114,300	372,172
Paragon Banking Group PLC	105,900	710,701
Premier Foods PLC*	357,756	490,222
QinetiQ Group PLC	88,900	390,178
Redrow PLC*	77,600	609,796
Rentokil Initial PLC*	338,656	2,363,374
Royal Mail PLC*	9,200	42,496
Segro PLC, REIT	228,249	2,967,837
Spirax-Sarco Engineering PLC	15,385	2,385,264
Tate & Lyle PLC	141,000	1,299,931
Taylor Wimpey PLC*	263,400	599,970
Tesco PLC	611,284	1,937,468
Trainline PLC, 144A*	232,318	1,484,530
Vesuvius PLC	69,300	508,140
Vistry Group PLC*	39,822	514,021
Wm Morrison Supermarkets PLC	291,000	707,404

		64,104,982

United States — 60.3%
AbbVie, Inc.	64,380	6,898,317
Adobe, Inc.*	26,379	13,192,665
Alphabet, Inc. (Class C Stock)*	10,475	18,350,943
Amazon.com, Inc.*	5,613	18,281,148
Ameren Corp.	47,592	3,715,032
American International Group, Inc.	263,045	9,958,884
Anthem, Inc.	3,500	1,123,815
Applied Materials, Inc.	111,666	9,636,776
Atlassian Corp. PLC (Class A Stock)*	8,509	1,990,000
Autodesk, Inc.*	59,419	18,142,997
AvalonBay Communities, Inc., REIT	12,319	1,976,337
Bank of America Corp.	147,629	4,474,635
Becton, Dickinson & Co.	26,810	6,708,398
Boeing Co. (The)	17,396	3,723,788
Brown-Forman Corp. (Class B Stock)	146,163	11,609,727
Bunge Ltd.	58,985	3,868,236
Caterpillar, Inc.	21,202	3,859,188
CF Industries Holdings, Inc.	131,205	5,078,946
Charles Schwab Corp. (The)	131,915	6,996,772
Chubb Ltd.	74,291	11,434,871
Cintas Corp.	39,969	14,127,443
Cisco Systems, Inc.	163,998	7,338,911
Citrix Systems, Inc.	27,140	3,530,914
Coca-Cola Co. (The)	69,953	3,836,223
Comcast Corp. (Class A Stock)	114,175	5,982,770
Conagra Brands, Inc.	134,988	4,894,665
ConocoPhillips	98,728	3,948,133
Costco Wholesale Corp.	26,420	9,954,528
Cummins, Inc.	15,530	3,526,863
CVS Health Corp.	83,150	5,679,145
Danaher Corp.	62,956	13,985,046
DexCom, Inc.*	34,089	12,603,385
DuPont de Nemours, Inc.(a)	145,311	10,333,065
Edison International	79,560	4,997,959
Edwards Lifesciences Corp.*	147,047	13,415,098
Elanco Animal Health, Inc.*	131,039	4,018,966

COMMON STOCKS (continued)	Shares	Value
United States (cont’d.)
Electronic Arts, Inc.	122,683	$17,617,279
Entergy Corp.	23,829	2,379,087
Equitable Holdings, Inc.	155,007	3,966,629
Estee Lauder Cos., Inc. (The) (Class A Stock)	49,920	13,288,205
Exxon Mobil Corp.	107,905	4,447,844
Fifth Third Bancorp	230,285	6,348,957
Fortive Corp.	175,421	12,423,315
Fortune Brands Home & Security, Inc.	31,382	2,690,065
Fox Corp. (Class B Stock)	100,905	2,914,136
General Electric Co.	1,333,766	14,404,673
Genpact Ltd.	195,995	8,106,353
Gilead Sciences, Inc.	38,510	2,243,593
Goldman Sachs Group, Inc. (The)	10,339	2,726,498
Hologic, Inc.*	66,229	4,823,458
Illinois Tool Works, Inc.	17,805	3,630,083
International Paper Co.	163,742	8,141,252
Intuit, Inc.	43,485	16,517,777
Intuitive Surgical, Inc.*	24,528	20,066,357
Johnson & Johnson	50,138	7,890,718
JPMorgan Chase & Co.	49,192	6,250,827
Kimberly-Clark Corp.	22,839	3,079,382
Kohl’s Corp.	62,106	2,527,093
L3Harris Technologies, Inc.	55,718	10,531,816
Las Vegas Sands Corp.	48,577	2,895,189
Lululemon Athletica, Inc.*	35,716	12,430,239
Marsh & McLennan Cos., Inc.	42,519	4,974,723
Mastercard, Inc. (Class A Stock)	48,851	17,436,876
Match Group, Inc.*	80,884	12,228,852
Medtronic PLC	81,795	9,581,466
Merck & Co., Inc.	32,893	2,690,647
MetLife, Inc.	177,172	8,318,225
Microsoft Corp.	135,104	30,049,832
Morgan Stanley	208,472	14,286,586
News Corp. (Class A Stock)	200,932	3,610,748
NextEra Energy, Inc.	86,412	6,666,686
Nielsen Holdings PLC	108,684	2,268,235
PayPal Holdings, Inc.*	79,397	18,594,777
Perrigo Co. PLC	58,377	2,610,619
Pfizer, Inc.	129,871	4,780,552
Philip Morris International, Inc.	81,257	6,727,267
Pioneer Natural Resources Co.	23,957	2,728,463
QUALCOMM, Inc.	78,297	11,927,765
Rockwell Automation, Inc.	11,155	2,797,786
Roper Technologies, Inc.	32,115	13,844,455
SBA Communications Corp., REIT	48,152	13,585,124
Schlumberger NV	61,906	1,351,408
Sempra Energy	21,441	2,731,798
ServiceNow, Inc.*	17,129	9,428,315
Sherwin-Williams Co. (The)	20,601	15,139,881
Signature Bank	22,848	3,091,106
SL Green Realty Corp., REIT(a)	33,051	1,969,179
Southern Co. (The)	202,085	12,414,082
Southwest Airlines Co.	81,545	3,800,812
State Street Corp.	52,723	3,837,180
Stericycle, Inc.*	30,192	2,093,211
TE Connectivity Ltd.	34,960	4,232,607
Texas Instruments, Inc.	42,427	6,963,544
Thermo Fisher Scientific, Inc.	45,035	20,976,402

SEE NOTES TO FINANCIAL STATEMENTS.

A107

GLOBAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
United States (cont’d.)
TJX Cos., Inc. (The)	74,981	$5,120,453
Tyson Foods, Inc. (Class A Stock)	95,079	6,126,891
United Parcel Service, Inc. (Class B Stock)	70,260	11,831,784
Walmart, Inc.	26,885	3,875,473
Walt Disney Co. (The)*	32,773	5,937,812
Wells Fargo & Co.	389,407	11,752,303
Welltower, Inc., REIT	44,596	2,881,794
Weyerhaeuser Co., REIT	281,902	9,452,174
Zimmer Biomet Holdings, Inc.	30,767	4,740,887
Zoetis, Inc.	96,983	16,050,687

		831,044,881

TOTAL COMMON STOCKS (cost $871,845,490)		1,338,394,988

PREFERRED STOCKS — 0.5%
Germany — 0.1%
Porsche Automobil Holding SE (PRFC)	17,000	1,196,885

United States — 0.4%
Becton, Dickinson & Co., Series B, CVT, 6.000%, Maturing 06/01/23(a)	18,231	1,005,075
Elanco Animal Health, Inc., CVT, 5.000%, Maturing 02/01/23	2,497	121,954
Sempra Energy, Series A, CVT, 6.000%, Maturing 01/15/21	23,160	2,310,442
Sempra Energy, Series B, CVT, 6.750%, Maturing 07/15/21(a)	5,748	596,240
Southern Co. (The), CVT, 6.750%, Maturing 08/01/22	34,946	1,813,697

		5,847,408

TOTAL PREFERRED STOCKS (cost $6,693,523)		7,044,293

	Units

RIGHTS* — 0.0%
Spain
Repsol SA, expiring 01/13/21	117,700	40,361

(cost $41,309)
TOTAL LONG-TERM INVESTMENTS (cost $878,580,322)		1,345,479,642

	Shares	Value

SHORT-TERM INVESTMENTS — 3.2%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	26,392,925	$26,392,925
PGIM Institutional Money Market Fund (cost $17,537,893; includes $17,534,242 of cash collateral for securities on loan)(b)(w)	17,564,760	17,555,978

TOTAL SHORT-TERM INVESTMENTS (cost $43,930,818)		43,948,903

TOTAL INVESTMENTS — 100.9% (cost $922,511,140)		1,389,428,545
Liabilities in excess of other assets — (0.9)%		(12,379,399)

NET ASSETS — 100.0%		$1,377,049,146

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $16,945,392; cash collateral of $17,534,242 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A108

GLOBAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Argentina	$4,508,017	$—	$—
Australia	—	19,164,327	—
Austria	—	3,154,876	—
Belgium	—	3,112,536	—
Brazil	—	623,736	—
Canada	27,107,579	—	—
China	10,611,455	19,613,891	—
Denmark	—	17,301,957	—
Finland	—	6,444,963	—
France	10,011,964	49,560,436	—
Germany	—	32,273,327	—
Hong Kong	—	9,186,678	—
India	3,936,147	3,693,513	—
Ireland	—	4,224,102	—
Israel	1,262,645	—	—
Italy	—	6,729,631	—
Japan	—	83,932,475	—
Netherlands	15,715,435	19,335,763	—
New Zealand	—	2,501,951	—
Norway	—	5,286,779	—
Portugal	—	295,620	—
Singapore	—	2,354,481	—
South Africa	—	1,814,191	—
Spain	—	8,416,396	—
Sweden	—	21,875,999	—
Switzerland	—	39,498,432	—
Taiwan	2,763,212	6,932,611	—
United Kingdom	—	64,104,982	—
United States	831,044,881	—	—
Preferred Stocks
Germany	—	1,196,885	—
United States	5,847,408	—	—
Rights
Spain	—	40,361	—
Affiliated Mutual Funds	43,948,903	—	—

Total	$956,757,646	$432,670,899	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Health Care Equipment & Supplies	7.3%
Software	7.2
IT Services	5.0
Pharmaceuticals	4.8
Semiconductors & Semiconductor Equipment	4.6
Insurance	4.3
Banks	4.2
Machinery	3.3
Chemicals	3.2
Affiliated Mutual Funds (1.3% represents investments purchased with collateral from securities on loan)	3.2
Capital Markets	3.0
Oil, Gas & Consumable Fuels	2.9
Electric Utilities	2.8

Interactive Media & Services	2.6%
Internet & Direct Marketing Retail	2.6
Equity Real Estate Investment Trusts (REITs)	2.4
Industrial Conglomerates	2.2
Entertainment	2.2
Life Sciences Tools & Services	2.0
Electronic Equipment, Instruments & Components	1.9
Aerospace & Defense	1.8
Food & Staples Retailing	1.8
Commercial Services & Supplies	1.7
Textiles, Apparel & Luxury Goods	1.5
Personal Products	1.4
Food Products	1.3
Beverages	1.3

SEE NOTES TO FINANCIAL STATEMENTS.

A109

GLOBAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification (continued):
Air Freight & Logistics	1.3%
Building Products	1.1
Media	1.1
Biotechnology	1.1
Professional Services	1.0
Multi-Utilities	0.9
Tobacco	0.8
Automobiles	0.8
Containers & Packaging	0.8
Trading Companies & Distributors	0.8
Metals & Mining	0.7
Auto Components	0.7
Health Care Providers & Services	0.6
Diversified Telecommunication Services	0.6
Specialty Retail	0.6
Hotels, Restaurants & Leisure	0.6
Airlines	0.6
Communications Equipment	0.5
Diversified Financial Services	0.5
Construction & Engineering	0.4
Road & Rail	0.4
Electrical Equipment	0.3

Household Durables	0.3%
Diversified Consumer Services	0.3
Multiline Retail	0.3
Household Products	0.2
Wireless Telecommunication Services	0.2
Real Estate Management & Development	0.2
Construction Materials	0.1
Energy Equipment & Services	0.1
Health Care Technology	0.1
Consumer Finance	0.1
Paper & Forest Products	0.1
Technology Hardware, Storage & Peripherals	0.1
Thrifts & Mortgage Finance	0.1
Gas Utilities	0.0	*
Distributors	0.0	*
Marine	0.0	*

	100.9
Liabilities in excess of other assets	(0.9)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unaffiliated investments	$40,361	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)
Equity contracts	$(263,129)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)
Equity contracts	$(1,213)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A110

GLOBAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$16,945,392	$(16,945,392)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A111

GLOBAL PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $16,945,392:
Unaffiliated investments (cost $878,580,322)	$1,345,479,642
Affiliated investments (cost $43,930,818)	43,948,903
Foreign currency, at value (cost $4,176,670)	4,193,151
Tax reclaim receivable	2,048,392
Dividends and interest receivable	1,278,871
Receivable for investments sold	364,057
Receivable from affiliate	63,074
Receivable for Portfolio shares sold	14,939
Prepaid expenses	11,627

Total Assets	1,397,402,656

LIABILITIES
Payable to broker for collateral for securities on loan	17,534,242
Payable to affiliate	921,130
Management fee payable	819,768
Payable for Portfolio shares purchased	543,898
Payable for investments purchased	332,746
Accrued expenses and other liabilities	198,419
Trustees’ fees payable	2,327
Affiliated transfer agent fee payable	980

Total Liabilities	20,353,510

NET ASSETS	$1,377,049,146

Net assets were comprised of:
Partners’ Equity	$1,377,049,146

Net asset value and redemption price per share, $1,377,049,146 / 28,653,078 outstanding shares of beneficial interest	$48.06

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS) INCOME
Unaffiliated dividend income (net of $1,311,064 foreign withholding tax, of which $232,294 is reimbursable by an affiliate)	$20,640,903
Affiliated dividend income	268,677
Income from securities lending, net (including affiliated income of $84,936)	156,464

Total income	21,066,044

EXPENSES
Management fee	8,929,624
Custodian and accounting fees	285,694
Shareholders’ reports	110,888
Audit fee	29,437
Legal fees and expenses	29,023
Trustees’ fees	25,022
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,684
Miscellaneous	70,124

Total expenses	9,490,496
Less: Fee waiver and/or expense reimbursement	(423,881)

Net expenses	9,066,615

NET INVESTMENT INCOME (LOSS)	11,999,429

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(2,977))	96,799,155
Foreign currency transactions	104,586

96,903,741

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $9,043)	74,693,088
Foreign currencies	80,255

74,773,343

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	171,677,084

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$183,676,513

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$11,999,429	$16,320,560
Net realized gain (loss) on investment and foreign currency transactions	96,903,741	49,044,379
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	74,773,343	235,305,845

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	183,676,513	300,670,784

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [386,642 and 589,747 shares, respectively]	15,803,644	22,043,834
Portfolio shares purchased [2,188,536 and 1,764,963 shares, respectively]	(86,119,207)	(65,786,251)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(70,315,563)	(43,742,417)

CAPITAL CONTRIBUTIONS	—	85,664

TOTAL INCREASE (DECREASE)	113,360,950	257,014,031
NET ASSETS:
Beginning of year	1,263,688,196	1,006,674,165

End of year	$1,377,049,146	$1,263,688,196

SEE NOTES TO FINANCIAL STATEMENTS.

A112

GOVERNMENT INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 99.3%

ASSET-BACKED SECURITIES — 10.7%
Collateralized Loan Obligations
AGL Core CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)
1.608%(c)	04/20/32	1,000	$1,002,973
Series 2020-04A, Class A, 144A, 3 Month LIBOR + 2.210% (Cap N/A, Floor 2.210%)
2.428%(c)	04/20/28	2,000	1,999,622
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2014-01A, Class AR2, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)
1.490%(c)	07/16/29	1,232	1,225,403
Series 2017-08A, Class A, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 0.000%)
1.530%(c)	01/16/30	250	249,661
Battalion CLO Ltd.,
Series 2020-15A, Class A1, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
1.568%(c)	01/17/33	2,500	2,500,007
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2015-05A, Class A1R, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)
1.538%(c)	01/20/32	750	749,998
Catamaran CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1AR, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)
1.476%(c)	04/22/30	1,990	1,984,872
Elevation CLO Ltd. (Cayman Islands),
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)
1.457%(c)	07/15/30	2,000	1,993,028
Mountain View CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.490% (Cap N/A, Floor 1.440%)
1.727%(c)	04/15/29	2,000	1,999,154
Octagon Investment Partners 45 Ltd. (Cayman Islands),
Series 2019-01A, Class A, 144A, 3 Month LIBOR + 1.330% (Cap N/A, Floor 1.330%)
1.567%(c)	10/15/32	2,250	2,257,275
OZLM Ltd. (Cayman Islands),
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.464%(c)	10/30/30	3,709	3,700,232
Race Point CLO Ltd. (Cayman Islands),
Series 2015-09A, Class A1AR, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)
1.447%(c)	10/15/30	995	994,470
Sound Point CLO Ltd. (Cayman Islands),
Series 2014-03RA, Class A1, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
1.459%(c)	10/23/31	1,000	997,515
Series 2019-01A, Class A, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 1.370%)
1.588%(c)	01/20/32	1,000	999,997
Trimaran Cavu Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.460% (Cap N/A, Floor 1.460%)
1.678%(c)	07/20/32	2,500	2,496,351

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A1R, 144A, 3 Month LIBOR + 1.060% (Cap N/A, Floor 0.000%)
1.278%(c)	10/20/29	1,250	$1,242,613

TOTAL ASSET-BACKED SECURITIES (cost $25,784,208)			26,393,171

COMMERCIAL MORTGAGE-BACKED SECURITIES — 13.4%
Barclays Commercial Mortgage Trust,
Series 2019-C04, Class A4
2.661%	08/15/52	3,000	3,262,509
CD Mortgage Trust,
Series 2019-CD08, Class A3
2.657%	08/15/57	4,000	4,250,142
Fannie Mae-Aces,
Series 2012-M02, Class A2
2.717%	02/25/22	74	75,262
Series 2018-M14, Class A1
3.578%(cc)	08/25/28	860	968,569
Series 2019-M01, Class A2
3.555%(cc)	09/25/28	1,100	1,295,730
FHLMC Multifamily Structured Pass-Through Certificates,
Series K019, Class X1, IO
1.585%(cc)	03/25/22	14,891	187,979
Series K020, Class X1, IO
1.345%(cc)	05/25/22	7,876	116,129
Series K021, Class X1, IO
1.404%(cc)	06/25/22	8,583	126,777
Series K025, Class X1, IO
0.799%(cc)	10/25/22	24,029	274,428
Series K060, Class AM
3.300%(cc)	10/25/26	1,930	2,192,816
Series K064, Class AM
3.327%(cc)	03/25/27	1,100	1,253,616
Series K068, Class AM
3.315%	08/25/27	1,700	1,949,342
Series K076, Class AM
3.900%	04/25/28	425	503,149
Series K077, Class AM
3.850%(cc)	05/25/28	180	214,430
Series K078, Class AM
3.920%	06/25/28	525	625,372
Series K079, Class AM
3.930%	06/25/28	675	805,523
Series K080, Class AM
3.986%(cc)	07/25/28	1,900	2,276,160
Series K081, Class AM
3.900%(cc)	08/25/28	1,500	1,796,856
Series K083, Class AM
4.030%(cc)	10/25/28	250	301,834
Series K084, Class AM
3.880%(cc)	10/25/28	1,300	1,541,040
Series K085, Class AM
4.060%(cc)	10/25/28	650	781,747
Series K086, Class AM
3.919%(cc)	12/25/28	200	240,057

SEE NOTES TO FINANCIAL STATEMENTS.

A113

GOVERNMENT INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series K087, Class AM
3.832%(cc)	12/25/28	200	$238,046
Series K088, Class AM
3.761%(cc)	01/25/29	520	619,759
Series K090, Class AM
3.492%(cc)	03/25/29	800	939,853
Series K091, Class AM
3.566%	03/25/29	850	1,004,307
Series K151, Class A3
3.511%	04/25/30	400	473,427
Series K152, Class A2
3.080%	01/25/31	140	160,506
Series K157, Class A2
3.990%(cc)	05/25/33	1,700	2,090,223
Series K157, Class A3
3.990%(cc)	08/25/33	280	350,056
Series KC03, Class A2
3.499%	01/25/26	650	711,115
Series W5FX, Class AFX
3.214%(cc)	04/25/28	1,100	1,232,284

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $29,087,787)			32,859,043

CORPORATE BONDS — 1.1%
Diversified Financial Services
Private Export Funding Corp.,
Sr. Unsec’d. Notes, 144A
2.650%	02/16/21	1,445	1,449,083
U.S. Gov’t. Gtd. Notes, Series BB
4.300%	12/15/21	1,255	1,300,782

TOTAL CORPORATE BONDS (cost $2,729,339)			2,749,865

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.2%
Government National Mortgage Assoc.,
Series 2015-143, Class WA
4.000%	10/20/45	389	427,632
Merrill Lynch Mortgage Investors Trust,
Series 2003-E, Class A1, 1 Month LIBOR + 0.620% (Cap 11.750%, Floor 0.620%)
0.768%(c)	10/25/28	11	10,942
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-01, Class 4A3
3.080%(cc)	02/25/34	52	51,672

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $472,558)			490,246

U.S. GOVERNMENT AGENCY OBLIGATIONS — 42.6%
Fannie Mae Principal Strips, MTN
2.001%(s)	10/08/27	350	325,845
Federal Home Loan Bank
3.250%	11/16/28	1,025	1,222,036
Federal Home Loan Mortgage Corp.
2.000%	01/01/32	215	225,764
2.500%	02/01/28	461	484,905

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	03/01/30		381	$405,655
2.500%	11/01/46		434	463,968
3.000%	06/01/29		271	289,494
3.000%	01/01/37		529	556,741
3.000%	06/01/45		222	236,471
3.000%	01/01/48		481	503,825
3.500%	12/01/32		499	535,556
3.500%	07/01/42		391	421,312
3.500%	10/01/42		650	701,680
3.500%	08/01/43		852	925,994
3.500%	09/01/45		307	332,373
3.500%	10/01/45		313	335,496
3.500%	02/01/47		328	348,784
3.500%	07/01/47		705	750,257
3.500%	03/01/48		918	972,341
4.000%	06/01/26		31	33,096
4.000%	09/01/26		119	126,355
4.000%	09/01/40		238	260,006
4.000%	12/01/40		260	285,555
4.000%	12/01/40		286	315,040
4.000%	11/01/43		495	542,891
4.500%	09/01/39		918	1,030,143
4.500%	08/01/48		387	419,732
5.000%	06/01/33		220	252,800
5.000%	05/01/34		179	207,799
5.500%	05/01/37		39	46,340
5.500%	02/01/38		131	153,622
5.500%	05/01/38		57	67,551
6.000%	09/01/34		67	75,721
6.000%	01/01/37		68	80,740
6.000%	09/01/38		39	45,667
6.000%	08/01/39		48	57,449
6.250%	07/15/32		30	46,430
6.500%	09/01/32		18	21,001
Federal Home Loan Mortgage Corp., MTN
1.846%(s)	11/15/38		600	410,417
Federal National Mortgage Assoc.
0.875%	08/05/30		250	245,246
2.000%	TBA		13,000	13,478,343
2.000%	08/01/31		211	221,259
2.000%	10/01/34		85	88,604
2.500%	TBA		500	526,074
2.500%	TBA	(tt)	1,000	1,053,983
2.500%	03/01/24		36	37,029
2.500%	06/01/28		1,204	1,273,436
2.500%	04/01/35		941	980,367
2.500%	02/01/43		146	155,781
2.500%	12/01/46		518	554,386
2.500%	03/01/50		420	443,330
2.500%	05/01/50		1,376	1,451,147
2.500%	10/01/50		3,688	3,890,788
3.000%	TBA		5,500	5,761,648
3.000%	02/01/31		605	634,981
3.000%	11/01/36		445	465,263
3.000%	03/01/43		652	693,151
3.000%	07/01/43		674	731,740
3.000%	07/01/43		866	922,853
3.000%	09/01/46		704	737,918

SEE NOTES TO FINANCIAL STATEMENTS.

A114

GOVERNMENT INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	11/01/46	280		$294,459
3.000%	11/01/46	374		395,274
3.000%	11/01/46	1,598		1,675,705
3.000%	12/01/47	820		867,070
3.000%	01/01/50	956		1,002,246
3.000%	06/01/50	537		563,234
3.500%	07/01/31	714		770,933
3.500%	02/01/33	125		133,895
3.500%	06/01/39	207		224,718
3.500%	04/01/42	340		369,348
3.500%	06/01/42	564		611,532
3.500%	07/01/42	336		363,124
3.500%	07/01/42	655		711,734
3.500%	06/01/45	1,099		1,177,039
3.500%	07/01/46	462		491,708
3.500%	12/01/46	317		338,952
3.500%	12/01/46	705		765,841
3.500%	11/01/48	718		759,177
4.000%	09/01/40	872		953,272
4.000%	06/01/42	638		695,403
4.000%	09/01/44	409		445,970
4.000%	09/01/44	673		733,970
4.000%	04/01/45	415		453,977
4.000%	07/01/45	335		364,899
4.000%	10/01/45	493		535,255
4.000%	10/01/46	175		189,084
4.000%	02/01/47	190		203,952
4.000%	06/01/47	277		299,061
4.000%	07/01/47	292		313,655
4.000%	10/01/47	897		962,059
4.000%	11/01/47	231		247,843
4.000%	11/01/47	366		393,188
4.500%	05/01/40	1,573		1,765,657
4.500%	04/01/42	532		596,969
5.000%	12/01/31	24		26,973
5.000%	03/01/34	242		279,650
5.000%	06/01/35	106		123,298
5.000%	07/01/35	54		62,300
5.000%	05/01/36	72		83,221
5.500%	02/01/34	174		202,991
5.500%	09/01/34	191		223,948
5.500%	02/01/35	196		226,476
5.500%	06/01/35	34		37,642
5.500%	06/01/35	98		110,044
5.500%	09/01/35	36		40,074
5.500%	09/01/35	96		108,698
5.500%	10/01/35	174		202,017
5.500%	11/01/35	99		113,017
5.500%	11/01/35	218		255,770
5.500%	11/01/35	341		401,018
6.000%	05/01/21	1		692
6.000%	12/01/33	10		11,060
6.000%	02/01/34	84		101,083
6.000%	08/01/34	—	(r)	421
6.000%	11/01/34	—	(r)	524
6.000%	12/01/34	1		1,000
6.000%	01/01/35	19		20,936
6.000%	01/01/36	58		65,031

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	05/01/38	33		$38,396
6.500%	07/01/32	145		170,779
6.500%	08/01/32	63		72,131
6.500%	10/01/32	192		229,861
6.500%	10/01/37	101		121,665
6.625%	11/15/30	435		658,266
7.000%	12/01/31	—	(r)	490
7.000%	12/01/31	64		75,485
7.000%	01/01/36	15		18,107
8.000%	10/01/23	—	(r)	77
8.000%	09/01/24	1		721
8.000%	11/01/24	1		844
8.000%	01/01/26	—	(r)	157
9.000%	02/01/25	5		5,942
9.000%	04/01/25	3		2,874
Government National Mortgage Assoc.
2.000%	TBA	1,500		1,565,857
2.500%	TBA	3,000		3,169,103
2.500%	12/20/46	179		190,794
3.000%	03/15/45	885		929,400
3.000%	07/20/46	827		881,286
3.000%	09/20/46	892		950,568
3.000%	10/20/46	221		235,609
3.000%	04/20/47	956		1,018,725
3.000%	12/20/48	607		639,370
3.000%	04/20/49	658		689,244
3.000%	12/20/49	1,685		1,762,622
3.500%	01/20/43	735		800,285
3.500%	04/20/43	358		390,106
3.500%	03/20/45	540		582,511
3.500%	04/20/45	445		478,172
3.500%	04/20/46	768		830,172
3.500%	07/20/46	1,167		1,260,569
3.500%	07/20/48	1,048		1,120,011
3.500%	11/20/48	271		287,784
3.500%	01/20/49	473		506,268
3.500%	05/20/49	1,098		1,163,747
3.500%	12/20/49	222		235,366
4.000%	06/15/40	112		121,393
4.000%	08/20/46	457		499,602
4.000%	11/20/46	275		300,012
4.000%	09/20/47	433		466,737
4.000%	02/20/49	720		772,138
4.500%	02/20/41	344		387,716
4.500%	03/20/41	292		325,219
4.500%	06/20/44	221		246,018
4.500%	09/20/46	275		305,825
4.500%	11/20/46	548		610,215
4.500%	01/20/47	69		76,072
5.000%	07/15/33	104		120,210
5.000%	09/15/33	168		191,690
5.000%	04/15/34	75		82,522
5.000%	10/20/48	161		175,851
5.500%	03/15/34	202		233,504
5.500%	03/15/36	45		52,977
6.500%	07/15/32	15		17,649
6.500%	08/15/32	2		1,742
6.500%	08/15/32	3		3,420

SEE NOTES TO FINANCIAL STATEMENTS.

A115

GOVERNMENT INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.500%	08/15/32		11		$12,411
6.500%	08/15/32		61		72,394
7.000%	05/15/23		1		1,165
7.000%	06/15/23		1		512
7.000%	06/15/23		2		2,408
7.000%	06/15/23		3		2,670
7.000%	07/15/23		—	(r)	268
7.000%	07/15/23		7		7,164
7.000%	08/15/23		1		910
7.000%	08/15/23		2		1,748
7.000%	09/15/23		1		781
7.000%	10/15/23		1		1,199
7.000%	10/15/23		2		1,546
7.000%	11/15/23		2		1,830
7.000%	11/15/23		5		4,745
7.000%	01/15/24		28		30,001
7.000%	05/15/24		19		19,989
7.000%	08/15/28		29		33,463
7.500%	12/15/25		2		1,552
7.500%	12/15/25		21		23,509
7.500%	02/15/26		4		4,225
8.500%	09/15/24		29		30,634
8.500%	04/15/25		3		3,710
Israel Government, USAID Bond, U.S. Gov’t. Gtd. Notes
5.500%	09/18/33		300		440,828
Resolution Funding Corp. Interest Strips, Bonds
1.636%(s)	04/15/28		500		457,342
2.197%(s)	01/15/30		140		121,923
2.477%(s)	01/15/29		300		269,717
3.624%(s)	04/15/30		500		437,179
Resolution Funding Corp. Principal Strips, Bonds, PO
1.875%(s)	01/15/30		285		251,537
3.143%(s)	04/15/30		2,305		2,044,876
Tennessee Valley Authority, Sr. Unsec’d. Notes
0.750%	05/15/25		325		329,640
2.875%	02/01/27		175		197,133
5.880%	04/01/36		230		351,495
6.750%	11/01/25		510		660,160
7.125%	05/01/30		530		808,072

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $100,784,537)					104,934,878

U.S. TREASURY OBLIGATIONS — 31.3%
U.S. Treasury Bonds
1.375%	11/15/40		170		168,008
1.625%	11/15/50		130		129,330
2.875%	05/15/43	(k)	1,950		2,463,094
3.000%	11/15/44		170		219,884
3.625%	08/15/43		4,090		5,772,012
3.750%	11/15/43		21,640		31,124,406
U.S. Treasury Notes
0.625%	11/30/27		70		69,956
0.875%	11/15/30		5,030		5,010,352
3.125%	11/15/28		6,000		7,100,625
U.S. Treasury Strips Coupon
0.807%(s)	11/15/29		15		13,770
1.020%(s)	05/15/33		375		320,801
1.123%(s)	05/15/36		350		282,229

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
1.159%(s)	02/15/36		120	$97,322
1.225%(s)	02/15/41		130	94,829
1.351%(s)	08/15/43		205	141,554
1.417%(s)	02/15/38		1,015	788,330
1.450%(s)	08/15/42		60	42,366
1.463%(s)	11/15/42		155	108,815
1.488%(s)	11/15/41		730	523,746
1.982%(s)	08/15/39		2,120	1,595,052
1.990%(s)	02/15/39		2,900	2,204,113
2.010%(s)	08/15/30		1,060	957,271
2.022%(s)	02/15/37		240	190,312
2.056%(s)	11/15/38		345	263,790
2.169%(s)	05/15/39		990	748,571
2.172%(s)	02/15/28	(k)	550	521,146
2.334%(s)	08/15/41		2,210	1,595,085
2.353%(s)	02/15/44		780	531,862
2.365%(s)	05/15/44		2,860	1,939,996
2.370%(s)	05/15/29		565	523,442
2.380%(s)	05/15/41		1,855	1,347,266
2.434%(s)	11/15/45		345	227,107
2.436%(s)	02/15/46		390	255,115
2.506%(s)	11/15/43		4,315	2,955,438
2.741%(s)	08/15/27		2,575	2,459,527
2.857%(s)	05/15/31		500	444,629
3.019%(s)	11/15/35		695	566,208
3.176%(s)	08/15/40		800	589,062
4.096%(s)	02/15/42	(k)	3,725	2,654,354

TOTAL U.S. TREASURY OBLIGATIONS (cost $70,156,325)				77,040,775

TOTAL LONG-TERM INVESTMENTS (cost $229,014,754)				244,467,978

			Shares

SHORT-TERM INVESTMENT — 13.7%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund
(cost $33,734,048)(w)			33,734,048	33,734,048

TOTAL INVESTMENTS—113.0% (cost $262,748,802)				278,202,026
Liabilities in excess of other assets(z) — (13.0)%				(31,973,310)

NET ASSETS — 100.0%				$246,228,716

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

SEE NOTES TO FINANCIAL STATEMENTS.

A116

GOVERNMENT INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(r)	Principal or notional amount is less than $500 par.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of 1,000,000 is 0.4% of net assets.
(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
128	2 Year U.S. Treasury Notes	Mar. 2021	$28,285,000	$30,081
395	5 Year U.S. Treasury Notes	Mar. 2021	49,834,804	103,667
90	10 Year U.S. Treasury Notes	Mar. 2021	12,427,032	20,641

				154,389

Short Positions:
202	10 Year U.S. Ultra Treasury Notes	Mar. 2021	31,584,595	98,333
86	20 Year U.S. Treasury Bonds	Mar. 2021	14,894,125	(29,253)
64	30 Year U.S. Ultra Treasury Bonds	Mar. 2021	13,668,000	119,761

				188,841

				$343,230

Interest rate swap agreements outstanding at December 31, 2020:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreement:
730	08/09/49	1.508%(A)	1 Day USOIS(1)(A)	$(107,931)	$(56,540)	$51,391

(1)	The Portfolio pays the fixed rate and receives the floating rate. (2) The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$1,790,510

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A117

GOVERNMENT INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Collateralized Loan Obligations	$—	$26,393,171	$—
Commercial Mortgage-Backed Securities	—	32,859,043	—
Corporate Bonds	—	2,749,865	—
Residential Mortgage-Backed Securities	—	490,246	—
U.S. Government Agency Obligations	—	104,934,878	—
U.S. Treasury Obligations	—	77,040,775	—
Affiliated Mutual Fund	33,734,048	—	—

Total	$33,734,048	$244,467,978	$—

Other Financial Instruments*
Assets
Futures Contracts	$372,483	$—	$—
Centrally Cleared Interest Rate Swap Agreement	—	51,391	—

Total	$372,483	$51,391	$—

Liabilities
Futures Contracts	$(29,253)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

U.S. Government Agency Obligations	42.6%
U.S. Treasury Obligations	31.3
Affiliated Mutual Fund	13.7
Commercial Mortgage-Backed Securities	13.4
Collateralized Loan Obligations	10.7
Diversified Financial Services	1.1

Residential Mortgage-Backed Securities	0.2%

113.0
Liabilities in excess of other assets	(13.0)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$372,483	*	Due from/to broker — variation margin futures	$29,253	*
Interest rate contracts	Due from/to broker — variation margin swaps	51,391	*	—	—

		$423,874			$29,253

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A118

GOVERNMENT INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Interest rate contracts	$340,571	$67,845	$(1,620,107)	$(5,593,313)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Swaps
Interest rate contracts	$(180,856)	$(311,189)	$2,890,901

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$29,948	$99,200	$73,995,564	$82,049,067

Interest Rate Swap Agreements(2)
$64,504,560

(1)	Cost.
(2)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

A119

GOVERNMENT INCOME PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value:
Unaffiliated investments (cost $229,014,754)	$244,467,978
Affiliated investments (cost $33,734,048)	33,734,048
Interest receivable	682,586
Receivable for Portfolio shares sold	193,475
Receivable for investments sold	50,342
Prepaid expenses	4,202

Total Assets	279,132,631

LIABILITIES
Payable for investments purchased	32,586,576
Accrued expenses and other liabilities	113,094
Due to broker-variation margin futures	89,777
Management fee payable	83,712
Payable for Portfolio shares purchased	25,221
Due to broker-variation margin swaps	3,466
Trustees’ fees payable	1,089
Affiliated transfer agent fee payable	980

Total Liabilities	32,903,915

NET ASSETS	$246,228,716

Net assets were comprised of:
Partners’ Equity	$246,228,716

Net asset value and redemption price per share, $246,228,716 / 16,974,961 outstanding shares of beneficial interest	$14.51

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$5,029,539
Affiliated dividend income	87,089
Affiliated income from securities lending, net	25,932

Total income	5,142,560

EXPENSES
Management fee	986,502
Shareholders’ reports	89,935
Custodian and accounting fees	77,359
Audit fee	35,936
Legal fees and expenses	25,141
Trustees’ fees	12,552
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	17,044

Total expenses	1,255,151

NET INVESTMENT INCOME (LOSS)	3,887,409

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $148,725)	5,158,646
Futures transactions	(1,620,107)
Options written transactions	67,845
Swap agreements transactions	(5,593,313)

(1,986,929)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(178,952))	12,215,414
Futures	(311,189)
Swap agreements	2,890,901

14,795,126

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	12,808,197

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,695,606

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$3,887,409	$5,492,268
Net realized gain (loss) on investment transactions	(1,986,929)	8,921,459
Net change in unrealized appreciation (depreciation) on investments	14,795,126	719,183

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	16,695,606	15,132,910

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [1,083,338 and 2,289,238 shares, respectively]	15,481,186	29,826,157
Portfolio shares purchased [1,725,391 and 2,084,878 shares, respectively]	(24,541,321)	(27,448,072)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(9,060,135)	2,378,085

TOTAL INCREASE (DECREASE)	7,635,471	17,510,995
NET ASSETS:
Beginning of year	238,593,245	221,082,250

End of year	$246,228,716	$238,593,245

SEE NOTES TO FINANCIAL STATEMENTS.

A120

GOVERNMENT MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

REPURCHASE AGREEMENTS(m) — 10.6%
Bank of America Securities, Inc., 0.08%, dated 12/31/20, due 01/04/21 in the amount of $28,985,258		28,985	$28,985,000
Goldman Sachs & Co., 0.11%, dated 12/29/20, due 01/05/21 in the amount of $ 5,000,107		5,000	5,000,000
Goldman Sachs & Co., 0.08%, dated 12/31/20, due 01/04/21 in the amount of $ 25,000,222		25,000	25,000,000
ING Financial Markets LLC, 0.13%, dated 11/18/20, due 01/26/21 in the amount of $17,004,236		17,000	17,000,000
RBC Dominion Securities, Inc., 0.11%, dated 12/29/20, due 01/05/21 in the amount of $15,000,321		15,000	15,000,000
TOTAL REPURCHASE AGREEMENTS (amortized cost $90,985,000)			90,985,000

U.S. GOVERNMENT AGENCY OBLIGATIONS — 58.0%
Federal Farm Credit Bank, 1 Month LIBOR + (0.020)% (Cap N/A, Floor 0.000%)
0.133%(c)	11/16/21	9,000	8,999,495
Federal Farm Credit Bank, 1 Month LIBOR + (0.045)% (Cap N/A, Floor 0.000%)
0.113%(c)	12/20/21	6,000	6,000,000
Federal Farm Credit Bank, 1 Month LIBOR + (0.055)% (Cap N/A, Floor 0.000%)
0.093%(c)	02/03/21	7,000	7,000,000
Federal Farm Credit Bank, 1 Month LIBOR + 0.110% (Cap N/A, Floor 0.000%)
0.258%(c)	03/25/21	6,000	5,999,821
Federal Farm Credit Bank, 3 Month LIBOR + (0.090)% (Cap N/A, Floor 0.000%)
0.124%(c)	11/02/21	6,000	5,999,916
0.129%(c)	12/16/21	15,000	15,000,224
0.134%(c)	11/30/21	8,000	8,000,000
Federal Farm Credit Bank, SOFR + 0.040% (Cap N/A, Floor 0.000%)
0.130%(c)	02/09/21	8,000	8,000,000
Federal Farm Credit Bank, SOFR + 0.070% (Cap N/A, Floor 0.000%)
0.160%(c)	02/17/22	7,000	7,000,000
Federal Farm Credit Bank, SOFR + 0.080% (Cap N/A, Floor 0.000%)
0.170%(c)	01/14/21	1,500	1,500,000
Federal Farm Credit Bank, SOFR + 0.105% (Cap N/A, Floor 0.000%)
0.195%(c)	01/15/21	6,000	6,000,000
Federal Farm Credit Bank, SOFR + 0.110% (Cap N/A, Floor 0.000%)
0.200%(c)	05/18/21	6,000	6,000,000
0.200%(c)	07/08/21	2,500	2,499,902
Federal Home Loan Bank
0.105%(n)	01/15/21	10,000	9,999,592
0.100%(n)	01/20/21	20,000	19,998,944
0.091%(n)	01/27/21	9,000	8,999,408
0.098%(n)	01/29/21	4,000	3,999,695
0.085%(n)	02/01/21	16,000	15,998,829
0.092%(n)	02/10/21	10,000	9,998,978
0.085%(n)	02/17/21	15,000	14,998,335
0.080%(n)	02/19/21	10,000	9,998,911
0.088%(n)	02/24/21	15,000	14,998,020
0.085%(n)	03/03/21	9,000	8,998,704

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Bank, 1 Month LIBOR + (0.010)% (Cap N/A, Floor 0.000%)
0.138%(c)	03/26/21	3,000	$3,000,149
0.143%(c)	04/05/21	8,000	8,000,000
Federal Home Loan Bank, 1 Month LIBOR + (0.030)% (Cap N/A, Floor 0.000%)
0.122%(c)	04/20/21	8,000	8,000,165
Federal Home Loan Bank, 1 Month LIBOR + (0.040)% (Cap N/A, Floor 0.000%)
0.106%(c)	01/08/21	9,000	8,999,999
0.114%(c)	01/13/21	20,000	20,000,093
Federal Home Loan Bank, 1 Month LIBOR + (0.050)% (Cap N/A, Floor 0.000%)
0.094%(c)	02/22/21	8,000	7,999,969
Federal Home Loan Bank, 1 Month LIBOR + 0.000% (Cap N/A, Floor 0.000%)
0.148%(c)	09/28/21	7,000	7,000,000
0.149%(c)	05/10/21	8,000	8,000,000
Federal Home Loan Bank, 1 Month LIBOR + 0.005% (Cap N/A, Floor 0.000%)
0.158%(c)	08/16/21	6,000	6,000,648
Federal Home Loan Bank, 1 Month LIBOR + 0.040% (Cap N/A, Floor 0.000%)
0.193%(c)	07/06/21	8,000	8,002,699
Federal Home Loan Bank, 3 Month LIBOR + (0.135)% (Cap N/A, Floor 0.000%)
0.070%(c)	02/12/21	7,000	6,999,894
0.089%(c)	04/14/21	15,000	14,999,657
Federal Home Loan Bank, 3 Month LIBOR + (0.140)% (Cap N/A, Floor 0.000%)
0.078%(c)	04/19/21	11,000	10,999,455
Federal Home Loan Bank, 3 Month LIBOR + (0.170)% (Cap N/A, Floor 0.000%)
0.060%(c)	01/08/21	4,000	3,999,973
0.064%(c)	01/06/21	5,000	5,000,015
Federal Home Loan Bank, SOFR + 0.020% (Cap N/A, Floor 0.000%)
0.110%(c)	08/23/21	9,000	9,000,000
Federal Home Loan Bank, SOFR + 0.030% (Cap N/A, Floor 0.000%)
0.120%(c)	01/11/21	8,000	8,000,000
0.120%(c)	01/28/21	7,000	7,000,000
Federal Home Loan Bank, SOFR + 0.035% (Cap N/A, Floor 0.000%)
0.125%(c)	12/17/21	8,000	8,000,000
Federal Home Loan Bank, SOFR + 0.040% (Cap N/A, Floor 0.000%)
0.130%(c)	02/26/21	7,000	7,000,000
0.130%(c)	04/23/21	6,000	6,000,000
Federal Home Loan Bank, SOFR + 0.050% (Cap N/A, Floor 0.000%)
0.140%(c)	01/22/21	13,000	12,999,901
Federal Home Loan Bank, SOFR + 0.060% (Cap N/A, Floor 0.000%)
0.150%(c)	02/16/21	9,000	9,000,000
0.150%(c)	02/11/22	6,000	6,000,000
Federal Home Loan Bank, SOFR + 0.075% (Cap N/A, Floor 0.000%)
0.165%(c)	06/11/21	7,000	6,995,465
Federal Home Loan Bank, SOFR + 0.080% (Cap N/A, Floor 0.000%)
0.170%(c)	03/04/21	15,000	15,000,000
Federal Home Loan Bank, SOFR + 0.085% (Cap N/A, Floor 0.000%)
0.175%(c)	09/10/21	8,000	8,001,937
Federal Home Loan Bank, SOFR + 0.160% (Cap N/A, Floor 0.000%)
0.250%(c)	05/07/21	5,000	5,000,876

SEE NOTES TO FINANCIAL STATEMENTS.

A121

GOVERNMENT MONEY MARKET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp., MTN
0.091%	05/10/21	14,000	$14,000,000
Federal Home Loan Mortgage Corp., MTN, SOFR + 0.025% (Cap N/A, Floor 0.000%)
0.115%(c)	02/26/21	7,000	7,000,000
Federal Home Loan Mortgage Corp., MTN, SOFR + 0.030% (Cap N/A, Floor 0.000%)
0.120%(c)	01/22/21	6,000	5,999,739
0.120%(c)	02/05/21	6,000	5,999,652
0.120%(c)	02/19/21	5,000	4,999,796
0.120%(c)	02/24/21	7,000	7,000,000
Federal Home Loan Mortgage Corp., MTN, SOFR + 0.045% (Cap N/A, Floor 0.000%)
0.135%(c)	08/27/21	3,000	3,000,000
Federal National Mortgage Assoc., SOFR + 0.075% (Cap N/A, Floor 0.000%)
0.165%(c)	06/04/21	2,500	2,499,625
Federal National Mortgage Assoc., SOFR + 0.120% (Cap N/A, Floor
0.000%)
0.210%(c)	03/16/21	6,000	6,000,000
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (amortized cost $497,488,481)			497,488,481

U.S. TREASURY OBLIGATIONS(n) — 30.8%
U.S. Cash Management Bills
0.095%	03/16/21	25,000	24,995,118
0.086%	03/23/21	15,000	14,997,114
0.090%	04/13/21	8,000	7,997,960
U.S. Treasury Bills
0.091%	01/21/21	12,200	12,199,381
0.091%	01/26/21	18,000	17,998,861

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS(n) (continued)
0.085%	02/04/21	33,000	$32,997,365
0.100%	02/11/21	10,000	9,998,861
0.083%	02/16/21	8,000	7,999,152
0.090%	02/23/21	35,000	34,995,363
0.085%	03/04/21	27,000	26,996,063
0.083%	03/11/21	12,000	11,998,091
0.087%	03/25/21	15,000	14,996,991
0.096%	04/01/21	20,000	19,995,225
0.090%	04/22/21	20,000	19,994,450
0.106%	12/02/21	6,000	5,994,082

TOTAL U.S. TREASURY OBLIGATIONS (amortized cost $ 264,154,077)			264,154,077

TOTAL INVESTMENTS—99.4% (amortized cost $ 852,627,558)			852,627,558
Other assets in excess of liabilities — 0.6%			5,153,536

NET ASSETS — 100.0%			$857,781,094

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.
(m)

Repurchase agreements are collateralized by FHLMC (coupon rates 2.500% - 5.500%, maturity dates 12/01/36 - 12/01/50), FNMA (coupon rates 1.500% - 5.500%, maturity dates 03/01/23 - 01/01/51) and GNMA (coupon rates 3.500% - 4.500%, maturity dates 06/15/43 -12/20/47), with the aggregate value, including accrued interest, of $92,804,701.

(n)	Rate shown reflects yield to maturity at purchased date.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.

Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Repurchase Agreements	$—	$90,985,000	$—
U.S. Government Agency Obligations	—	497,488,481	—
U.S. Treasury Obligations	—	264,154,077	—

Total	$—	$852,627,558	$—

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

U.S. Government Agency Obligations	58.0%

U.S. Treasury Obligations	30.8%

SEE NOTES TO FINANCIAL STATEMENTS.

A122

GOVERNMENT MONEY MARKET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification (continued):
Repurchase Agreements	10.6%

99.4
Other assets in excess of liabilities	0.6

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Repurchase Agreements	Bank of America Securities, Inc.	$28,985,000	$(28,985,000)	$—
Repurchase Agreements	Goldman Sachs & Co.	30,000,000	(30,000,000)	—
Repurchase Agreements	ING Financial Markets LLC	17,000,000	(17,000,000)	—
Repurchase Agreements	RBC Dominion Securities, Inc.	15,000,000	(15,000,000)	—

		$90,985,000

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A123

GOVERNMENT MONEY MARKET PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments, at amortized cost which approximates fair value:	$761,642,558
Repurchase Agreements (amortized cost $90,985,000)	90,985,000
Cash	766
Receivable for Portfolio shares sold	5,947,720
Interest receivable	51,834
Prepaid expenses	5,203

Total Assets	858,633,081

LIABILITIES
Payable for Portfolio shares purchased	693,757
Accrued expenses and other liabilities	58,944
Management fee payable	51,780
Shareholders’ reports payable	44,763
Trustees’ fees payable	1,763
Affiliated transfer agent fee payable	980

Total Liabilities	851,987

NET ASSETS	$857,781,094

Net assets were comprised of: Partners’ Equity	$857,781,094

Class I:
Net asset value and redemption price per share, $792,168,929 / 79,214,133 outstanding shares of beneficial interest	$10.00

Class III:
Net asset value and redemption price per share, $65,612,165 / 6,561,217 outstanding shares of beneficial interest	$10.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
Interest income	$3,222,449

EXPENSES
Management fee	2,063,282
Distribution fee—Class III	52,911
Shareholders’ reports	98,546
Custodian and accounting fees	80,329
Legal fees and expenses	28,298
Audit fee	25,736
Trustees’ fees	18,400
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,681
Miscellaneous	16,046

Total expenses	2,394,229
Less: Fee waivers and/or expense reimbursement	(883,604)
Less: Distribution fee waiver—Class III	(52,911)

Net expenses	1,457,714

NET INVESTMENT INCOME (LOSS)	1,764,735

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions	27,206

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,791,941

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income (loss)	$1,764,735	$10,597,982
Net realized gain (loss) on investment transactions	27,206	59,675

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,791,941	10,657,657

DISTRIBUTIONS
Class I	(1,791,854)	(10,650,252)
Class III	(87)	—

	(1,791,941)	(10,650,252)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	850,786,598	518,391,129
Portfolio shares issued in reinvestment of distributions	1,791,941	10,650,252
Portfolio shares purchased	(594,349,211)	(465,881,208)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	258,229,328	63,160,173

TOTAL INCREASE (DECREASE)	258,229,328	63,167,578
NET ASSETS:
Beginning of year	599,551,766	536,384,188

End of year	$857,781,094	$599,551,766

SEE NOTES TO FINANCIAL STATEMENTS.

A124

HIGH YIELD BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 95.4%

ASSET-BACKED SECURITIES — 1.0%
Collateralized Loan Obligations
Flatiron CLO Ltd. (Cayman Islands), Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 0.890% (Cap N/A, Floor 0.000%)
1.127%(c)	04/15/27	905	$904,972
Mountain View CLO Ltd. (Cayman Islands), Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.490% (Cap N/A, Floor 1.440%)
1.727%(c)	04/15/29	4,175	4,173,233

TOTAL ASSET-BACKED SECURITIES (cost $5,080,240)			5,078,205

BANK LOANS — 4.8%
Building Materials — 0.0%
U.S. Concrete, Inc.,
Term Loan
—%(p)	05/01/25^	225	222,750

Chemicals — 0.8%
Nouryon USA LLC (Netherlands),
Initial Dollar Term Loan, 3 Month LIBOR + 3.000%
3.153%(c)	10/01/25	592	584,566
Solenis International LP,
First Lien Initial Dollar Term Loan, 3 Month LIBOR + 4.000%
4.233%(c)	06/26/25	1,544	1,540,383
Second Lien Initial Term Loan, 3 Month LIBOR + 8.500%
8.733%(c)	06/26/26	1,931	1,907,109

			4,032,058

Commercial Services — 0.1%
MPH Acquisition Holdings LLC,
Initial Term Loan, 3 Month LIBOR + 2.750%
3.750%(c)	06/07/23	518	515,711

Computers — 0.4%
Everi Payments, Inc.,
Term Loan, 1 Month LIBOR + 10.500%
11.500%(c)	05/09/24^	100	102,983
McAfee LLC,
Term B USD Loan, 1 Month LIBOR + 3.750%
3.898%(c)	09/30/24	1,930	1,928,172

			2,031,155

Electric — 0.4%
Calpine Corp.,
2020 Term Loan, 1 Month LIBOR + 2.500%
2.650%(c)	12/16/27	483	480,006
Heritage Power LLC,
Term Loan B, 3 Month LIBOR + 6.000%
7.000%(c)	07/30/26	1,970	1,849,338

			2,329,344

Electronics — 0.1%
Tiger Merger Sub Co.,
Non-FILO Term Loan, 1 Month LIBOR + 3.500%
3.645%(c)	06/30/25	574	577,147

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Engineering & Construction — 0.0%
Landry’s Finance Acquisition Co.,
2020 Initial Term Loan, 3
Month LIBOR + 12.000%
13.000%(c)	10/06/23^	59	$67,582

Entertainment — 0.5%
Playtika Holding Corp.,
Term B Loan, 3 Month LIBOR + 6.000%
7.000%(c)	12/10/24	2,019	2,028,844
Scientific Games International, Inc.,
Initial Term B-5 Loan, 1 Month LIBOR + 2.750%
2.897%(c)	08/14/24	416	406,122
Twin River Worldwide Holdings, Inc.,
Term B-1 Facility Loan, 3 Month LIBOR + 8.000%
9.000%(c)	05/11/26	498	526,728

			2,961,694

Oil & Gas — 1.0%
Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%
10.000%(c)	11/01/25	1,385	1,502,725
Chesapeake Energy Corp.,
Class A Loan, 3 Month LIBOR + 8.000% (Cap N/A, Floor 1.000%)
9.000%(c)	06/24/24	3,600	2,898,000
Citgo Petroleum Corp.,
2019 Incremental Term B Loan, 3 Month LIBOR + 6.500%
7.250%(c)	03/28/24	762	753,764

			5,154,489

Pharmaceuticals — 0.3%
Mallinckrodt International Finance SA,
2017 Term B Loan, 1 Month LIBOR + 4.750%
5.500%(c)	09/24/24	519	487,412
2018 Incremental Term Loan, 1 - 3 Month LIBOR + 3.000%
5.750%(c)	02/24/25	173	162,227
Milano Acquisition Corp.,
Term B Loan, 3 Month LIBOR + 4.000%
4.750%(c)	10/01/27	800	799,000

			1,448,639

Retail — 0.2%
EG America LLC (United Kingdom),
Second Lien Facility (USD), 3 Month LIBOR + 8.000%
9.000%(c)	04/20/26	467	452,896
Harbor Freight Tools USA, Inc.,
2020 Initial Term Loan, 1 Month LIBOR + 3.250%
4.000%(c)	10/19/27	450	449,394

			902,290

Software — 0.7%
Boxer Parent Co., Inc.,
Initial Dollar Term Loan, 1 Month LIBOR + 4.250%
4.397%(c)	10/02/25	610	606,907
Championx Holding, Inc.,
Dollar Term Loan (Second Lien), 3 Month LIBOR + 7.250%
8.250%(c)	06/13/25	1,075	1,075,448
Greeneden U.S. Holdings II LLC,
B-4 Dollar Term Loan, 3 Month LIBOR + 4.000%
4.750%(c)	12/01/27	475	475,446

SEE NOTES TO FINANCIAL STATEMENTS.

A125

HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

BANK LOANS (continued)
Software (cont’d.)
Informatica LLC,
Second Lien Initial Loan
7.125%	02/25/25		500	$508,125
TIBCO Software, Inc.,
Second Lien Term Loan, 1 Month LIBOR + 7.250%
7.400%(c)	03/03/28		850	857,437
Term Loan B-3, 1 Month LIBOR + 3.750%
3.900%(c)	06/30/26		446	438,049

				3,961,412

Telecommunications — 0.3%
West Corp.,
Initial Term B Loan, 3 Month LIBOR + 4.000%
5.000%(c)	10/10/24		148	142,948
Xplornet Communications, Inc. (Canada),
Initial Term Loan, 1 Month LIBOR + 4.750%
4.897%(c)	06/10/27		1,368	1,367,841

				1,510,789

TOTAL BANK LOANS (cost $25,972,094)				25,715,060

CONVERTIBLE BOND — 0.0%
Telecommunications
Digicel Group 0.5 Ltd. (Jamaica),
Sub. Notes, 144A, Cash coupon 7.000% or PIK N/A
7.000%	–(rr)		424	116,470

(cost $16,231)

CORPORATE BONDS — 88.9%
Advertising — 0.7%
National CineMedia LLC,
Sr. Sec’d. Notes, 144A
5.875%	04/15/28	(a)	575	483,596
Sr. Unsec’d. Notes
5.750%	08/15/26		1,625	1,186,467
Terrier Media Buyer, Inc.,
Gtd. Notes, 144A
8.875%	12/15/27		1,900	2,104,024

				3,774,087

Aerospace & Defense — 1.8%
Boeing Co. (The),
Sr. Unsec’d. Notes
5.150%	05/01/30		1,900	2,299,947
5.805%	05/01/50		2,450	3,369,771
5.930%	05/01/60		225	318,026
Howmet Aerospace, Inc.,
Sr. Unsec’d. Notes
6.875%	05/01/25	(a)	400	471,658
Spirit AeroSystems, Inc.,
Sec’d. Notes, 144A
7.500%	04/15/25		800	861,220
SSL Robotics LLC,
Sr. Sec’d. Notes, 144A
9.750%	12/31/23		975	1,101,542

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Aerospace & Defense (cont’d.)
TransDigm UK Holdings PLC,
Gtd. Notes
6.875%	05/15/26		200	$211,782
TransDigm, Inc.,
Gtd. Notes
6.375%	06/15/26		332	343,655
6.500%	07/15/24	(a)	325	330,865
6.500%	05/15/25		175	180,361

				9,488,827

Agriculture — 0.4%
Vector Group Ltd.,
Gtd. Notes, 144A
10.500%	11/01/26		350	378,059
Sr. Sec’d. Notes, 144A
6.125%	02/01/25		1,925	1,956,319

				2,334,378

Apparel — 0.3%
William Carter Co. (The),
Gtd. Notes, 144A
5.500%	05/15/25	(a)	625	664,103
5.625%	03/15/27		200	210,504
Wolverine World Wide, Inc.,
Gtd. Notes, 144A
5.000%	09/01/26		150	152,694
6.375%	05/15/25		425	453,675

				1,480,976

Auto Manufacturers — 2.3%
Allison Transmission, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	10/01/27		175	184,168
5.875%	06/01/29		225	249,300
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43		1,250	1,266,902
5.291%	12/08/46	(a)	3,575	3,736,718
9.000%	04/22/25	(a)	725	889,042
9.625%	04/22/30	(a)	440	622,303
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
5.584%	03/18/24		625	676,225
Jaguar Land Rover Automotive PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
7.750%	10/15/25	(a)	750	811,951
Navistar International Corp.,
Gtd. Notes, 144A
6.625%	11/01/25		2,575	2,698,626
Sr. Sec’d. Notes, 144A
9.500%	05/01/25		300	336,821
PM General Purchaser LLC,
Sr. Sec’d. Notes, 144A
9.500%	10/01/28		825	912,307

				12,384,363

SEE NOTES TO FINANCIAL STATEMENTS.

A126

HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Auto Parts & Equipment — 1.8%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A
4.875%	08/15/26		2,175	$2,231,714
Adient US LLC,
Sr. Sec’d. Notes, 144A
9.000%	04/15/25		200	223,692
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.250%	03/15/26	(a)	2,373	2,456,969
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A
5.625%	11/15/26		875	806,624
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
5.750%	04/15/25		475	492,785
6.500%	06/01/26	(a)	1,775	1,859,312
Dana, Inc.,
Sr. Unsec’d. Notes
5.375%	11/15/27		175	185,671
5.625%	06/15/28		150	161,687
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	01/15/29		300	336,838
Titan International, Inc.,
Sr. Sec’d. Notes
6.500%	11/30/23		1,100	1,019,681

				9,774,973

Banks — 0.3%
CIT Group, Inc.,
Sub. Notes
6.125%	03/09/28	(a)	975	1,187,202
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A
7.625%	05/01/26		550	581,238

				1,768,440

Building Materials — 2.3%
Cornerstone Building Brands, Inc.,
Gtd. Notes, 144A
6.125%	01/15/29	(a)	750	797,509
8.000%	04/15/26	(a)	1,400	1,470,632
Forterra Finance LLC/FRTA Finance Corp.,
Sr. Sec’d. Notes, 144A
6.500%	07/15/25		225	243,121
Griffon Corp.,
Gtd. Notes
5.750%	03/01/28	(a)	1,325	1,406,965
JELD-WEN, Inc.,
Gtd. Notes, 144A
4.625%	12/15/25		350	358,873
Sr. Sec’d. Notes, 144A
6.250%	05/15/25		450	484,999
Masonite International Corp.,
Gtd. Notes, 144A
5.375%	02/01/28		375	401,265
5.750%	09/15/26		75	78,464

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Building Materials (cont’d.)
Patrick Industries, Inc.,
Gtd. Notes, 144A
7.500%	10/15/27		675	$735,766
SRM Escrow Issuer LLC,
Sr. Sec’d. Notes, 144A
6.000%	11/01/28	(a)	850	887,953
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
3.375%	01/15/31	(a)	600	607,879
4.375%	07/15/30		675	722,306
4.750%	01/15/28		825	870,944
5.000%	02/15/27		790	826,952
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A
5.250%	01/15/29		720	756,233
6.500%	03/15/27		300	319,004
U.S. Concrete, Inc.,
Gtd. Notes
6.375%	06/01/24	(a)	1,046	1,078,124
Gtd. Notes, 144A
5.125%	03/01/29		300	308,877

				12,355,866

Chemicals — 3.7%
Ashland LLC,
Gtd. Notes
6.875%	05/15/43		1,705	2,265,895
Atotech Alpha 2 BV (Germany),
Sr. Unsec’d. Notes, 144A, Cash coupon 8.750% or PIK 9.500%
8.750%	06/01/23		672	678,594
Atotech Alpha 3 BV/Alpha US Bidco, Inc. (United Kingdom),
Gtd. Notes, 144A
6.250%	02/01/25		450	457,056
Axalta Coating Systems LLC,
Gtd. Notes, 144A
3.375%	02/15/29		400	401,682
Chemours Co. (The),
Gtd. Notes
5.375%	05/15/27	(a)	670	715,273
7.000%	05/15/25	(a)	500	517,355
Gtd. Notes, 144A
5.750%	11/15/28		925	944,305
Cornerstone Chemical Co.,
Sr. Sec’d. Notes, 144A
6.750%	08/15/24		1,110	977,981
HB Fuller Co.,
Sr. Unsec’d. Notes
4.250%	10/15/28		300	308,079
Hexion, Inc.,
Gtd. Notes, 144A
7.875%	07/15/27	(a)	1,000	1,071,807
Ingevity Corp.,
Gtd. Notes, 144A
3.875%	11/01/28		300	301,466
Minerals Technologies, Inc.,
Gtd. Notes, 144A
5.000%	07/01/28		340	356,036

SEE NOTES TO FINANCIAL STATEMENTS.

A127

HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Chemicals (cont’d.)
Nouryon Holding BV (Netherlands),
Sr. Unsec’d. Notes, 144A
8.000%	10/01/26	(a)	1,365	$1,455,191
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
5.250%	06/01/27	(a)	651	694,666
Olin Corp.,
Sr. Unsec’d. Notes, 144A
9.500%	06/01/25	(a)	295	367,620
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A
7.250%	04/01/25		1,180	1,200,179
Rayonier AM Products, Inc.,
Sr. Sec’d. Notes, 144A
7.625%	01/15/26		25	26,053
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A
10.500%	08/01/24		1,510	1,248,201
Tronox Finance PLC,
Gtd. Notes, 144A
5.750%	10/01/25	(a)	1,700	1,764,784
Tronox, Inc.,
Gtd. Notes, 144A
6.500%	04/15/26	(a)	820	854,397
Sr. Sec’d. Notes, 144A
6.500%	05/01/25		550	588,040
Valvoline, Inc.,
Sr. Unsec’d. Notes, 144A
3.625%	06/15/31		325	333,254
Venator Finance Sarl/Venator Materials LLC,
Gtd. Notes, 144A
5.750%	07/15/25	(a)	1,155	1,091,416
Sr. Sec’d. Notes, 144A
9.500%	07/01/25		500	547,013
W.R. Grace & Co.-Conn.,
Gtd. Notes, 144A
4.875%	06/15/27	(a)	500	531,630

				19,697,973

Commercial Services — 3.6%
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	07/15/26	(a)	985	1,049,815
Sr. Unsec’d. Notes, 144A
9.750%	07/15/27		1,325	1,439,408
AMN Healthcare, Inc.,
Gtd. Notes, 144A
4.000%	04/15/29		225	230,595
4.625%	10/01/27		375	392,530
Brink’s Co. (The),
Gtd. Notes, 144A
5.500%	07/15/25	(a)	655	699,058
Gartner, Inc.,
Gtd. Notes, 144A
3.750%	10/01/30		250	263,239
4.500%	07/01/28		220	232,230

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Commercial Services (cont’d.)
Laureate Education, Inc.,
Gtd. Notes, 144A
8.250%	05/01/25	(a)	2,710	$2,870,392
Nielsen Co. Luxembourg Sarl (The),
Gtd. Notes, 144A
5.000%	02/01/25		395	407,540
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A
5.000%	04/15/22		875	877,211
5.625%	10/01/28		550	598,072
5.875%	10/01/30		165	186,694
Refinitiv US Holdings, Inc.,
Gtd. Notes, 144A
8.250%	11/15/26		62	67,800
Service Corp. International,
Sr. Unsec’d. Notes
3.375%	08/15/30	(a)	255	265,058
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc.,
Gtd. Notes, 144A
4.625%	11/01/26		270	279,669
United Rentals North America, Inc.,
Gtd. Notes
3.875%	02/15/31	(a)	575	604,200
4.000%	07/15/30		500	527,146
4.875%	01/15/28	(a)	4,000	4,282,317
5.250%	01/15/30	(a)	1,000	1,113,824
Verscend Escrow Corp.,
Sr. Unsec’d. Notes, 144A
9.750%	08/15/26		2,265	2,461,806

				18,848,604

Computers — 1.6%
Banff Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
9.750%	09/01/26		3,325	3,590,516
Everi Payments, Inc.,
Gtd. Notes, 144A
7.500%	12/15/25	(a)	1,417	1,466,742
NCR Corp.,
Gtd. Notes, 144A
5.000%	10/01/28		425	447,693
5.250%	10/01/30		275	295,420
8.125%	04/15/25		275	305,792
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A
5.750%	06/01/25		300	318,553
Sr. Unsec’d. Notes, 144A
6.750%	06/01/25		2,104	2,170,869

				8,595,585

Distribution/Wholesale — 0.5%
Core & Main Holdings LP,
Sr. Unsec’d. Notes, 144A, Cash coupon 8.625% or PIK 9.375%
8.625%	09/15/24	(a)	1,375	1,403,216
H&E Equipment Services, Inc.,
Gtd. Notes, 144A
3.875%	12/15/28	(a)	1,375	1,384,554

SEE NOTES TO FINANCIAL STATEMENTS.

A128

HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Distribution/Wholesale (cont’d.)
Performance Food Group, Inc.,
Gtd. Notes, 144A
5.500%	10/15/27		50	$52,741

				2,840,511

Diversified Financial Services — 2.0%
Alliance Data Systems Corp.,
Gtd. Notes, 144A
4.750%	12/15/24		800	808,740
Fairstone Financial, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.875%	07/15/24		430	455,447
LPL Holdings, Inc.,
Gtd. Notes, 144A
5.750%	09/15/25		725	749,542
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
5.125%	12/15/30		975	1,019,959
OneMain Finance Corp.,
Gtd. Notes
4.000%	09/15/30	(a)	375	388,894
6.625%	01/15/28	(a)	1,125	1,339,908
6.875%	03/15/25		1,100	1,278,729
7.125%	03/15/26		2,725	3,199,848
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A
5.375%	10/15/25		575	607,355
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc.,
Gtd. Notes, 144A
3.875%	03/01/31	(a)	550	570,357

				10,418,779

Electric — 3.5%
Calpine Corp.,
Sr. Unsec’d. Notes, 144A
4.625%	02/01/29	(a)	1,632	1,675,030
5.000%	02/01/31	(a)	1,375	1,434,728
5.125%	03/15/28	(a)	4,400	4,633,423
Keystone Power Pass-Through Holders LLC/Conemaugh Power
Pass-Through Holders,
Gtd. Notes, 144A
9.000%	12/01/23		172	162,857
Sub. Notes, 144A, Cash coupon 13.000% or PIK N/A
13.000%	06/01/24		614	490,720
Mirant Corp.,
Sr. Unsec’d. Notes, 144A
0.000%(cc)	07/15/49^		250	250
NRG Energy, Inc.,
Gtd. Notes
6.625%	01/15/27		1,450	1,532,128
Gtd. Notes, 144A
5.250%	06/15/29		500	549,630
PG&E Corp.,
Sr. Sec’d. Notes
5.000%	07/01/28	(a)	935	998,868
5.250%	07/01/30	(a)	2,705	2,980,914

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27	(a)	815	$868,176
5.500%	09/01/26		1,350	1,409,251
5.625%	02/15/27		1,458	1,549,998

				18,285,973

Electrical Components & Equipment — 0.2%
WESCO Distribution, Inc.,
Gtd. Notes, 144A
7.125%	06/15/25		500	549,699
7.250%	06/15/28	(a)	585	664,473

				1,214,172

Electronics — 0.3%
Brightstar Escrow Corp.,
Sr. Sec’d. Notes, 144A
9.750%	10/15/25		725	774,668
Itron, Inc.,
Gtd. Notes, 144A
5.000%	01/15/26		450	459,747
Sensata Technologies, Inc.,
Gtd. Notes, 144A
3.750%	02/15/31		250	258,980

				1,493,395

Energy-Alternate Sources — 0.1%
Enviva Partners LP/Enviva Partners Finance Corp.,
Gtd. Notes, 144A
6.500%	01/15/26		450	479,570

Engineering & Construction — 0.6%
AECOM,
Gtd. Notes
5.125%	03/15/27		775	861,362
5.875%	10/15/24		325	360,780
PowerTeam Services LLC,
Sr. Sec’d. Notes, 144A
9.033%	12/04/25		550	611,841
TopBuild Corp.,
Gtd. Notes, 144A
5.625%	05/01/26		1,275	1,320,028

				3,154,011

Entertainment — 4.5%
AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% / PIK 12.000% or Cash coupon 5.000% and PIK 6.000%
12.000%	06/15/26		2,200	480,888
Sr. Sec’d. Notes, 144A
10.500%	04/24/26	(a)	397	269,211
Bally’s Corp.,
Gtd. Notes, 144A
6.750%	06/01/27	(a)	1,725	1,855,058
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	07/01/25		405	431,228

SEE NOTES TO FINANCIAL STATEMENTS.

A129

HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Entertainment (cont’d.)
Sr. Unsec’d. Notes, 144A
8.125%	07/01/27	(a)	535	$592,151
Caesars Resort Collection LLC/CRC Finco, Inc.,
Gtd. Notes, 144A
5.250%	10/15/25	(a)	2,850	2,876,904
Sr. Sec’d. Notes, 144A
5.750%	07/01/25		100	105,926
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	05/01/26		200	211,169
Cedar Fair LP,
Gtd. Notes
5.250%	07/15/29	(a)	500	514,641
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.,
Gtd. Notes
5.375%	06/01/24		75	75,418
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
7.625%	04/15/26	(a)	2,025	2,169,233
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
5.250%	01/15/29		400	430,533
6.250%	01/15/27	(a)	450	515,044
6.500%	02/15/25	(a)	975	1,091,588
Jacobs Entertainment, Inc.,
Sec’d. Notes, 144A
7.875%	02/01/24	(a)	1,325	1,359,463
Merlin Entertainments Ltd. (United Kingdom),
Sec’d. Notes, 144A
5.750%	06/15/26		200	209,986
Motion Bondco DAC (United Kingdom),
Gtd. Notes, 144A
6.625%	11/15/27	(a)	900	917,012
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance In,
Sr. Unsec’d. Notes, 144A
8.500%	11/15/27		650	697,025
Penn National Gaming, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	01/15/27	(a)	1,525	1,593,630
Scientific Games International, Inc.,
Gtd. Notes, 144A
7.000%	05/15/28		875	939,363
7.250%	11/15/29		175	191,793
8.250%	03/15/26	(a)	2,847	3,066,079
8.625%	07/01/25		1,075	1,177,504
Six Flags Entertainment Corp.,
Gtd. Notes, 144A
4.875%	07/31/24		725	725,724
5.500%	04/15/27	(a)	475	489,506
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A
5.125%	10/01/29		470	491,430
Sr. Unsec’d. Notes, 144A
7.750%	04/15/25		225	243,611

				23,721,118

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Foods — 1.9%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A
3.500%	03/15/29	(a)	1,300	$1,312,017
4.875%	02/15/30	(a)	500	550,107
B&G Foods, Inc.,
Gtd. Notes
5.250%	09/15/27	(a)	485	514,747
C&S Group Enterprises LLC,
Gtd. Notes, 144A
5.000%	12/15/28		400	398,961
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A
5.750%	06/15/25		1,325	1,368,274
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A
6.500%	04/15/29		455	529,566
Sr. Unsec’d. Notes, 144A
5.500%	01/15/30		1,300	1,492,798
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
5.750%	03/15/25		275	282,159
5.875%	09/30/27	(a)	2,150	2,330,915
US Foods, Inc.,
Gtd. Notes, 144A
5.875%	06/15/24	(a)	1,050	1,062,893

				9,842,437

Gas — 0.9%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.500%	05/20/25		1,475	1,630,599
5.625%	05/20/24		250	273,246
5.750%	05/20/27		1,475	1,682,227
5.875%	08/20/26		975	1,093,256

				4,679,328

Healthcare-Services — 3.3%
Acadia Healthcare Co., Inc.,
Gtd. Notes
6.500%	03/01/24		150	153,550
DaVita, Inc.,
Gtd. Notes, 144A
3.750%	02/15/31		475	482,010
4.625%	06/01/30		800	850,678
Encompass Health Corp.,
Gtd. Notes
4.625%	04/01/31		175	185,559
MEDNAX, Inc.,
Gtd. Notes, 144A
5.250%	12/01/23		250	253,220
6.250%	01/15/27	(a)	475	508,945
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A
7.250%	11/01/25		400	426,755
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A
9.750%	12/01/26	(a)	3,425	3,747,419

SEE NOTES TO FINANCIAL STATEMENTS.

A130

HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Surgery Center Holdings, Inc.,
Gtd. Notes, 144A
6.750%	07/01/25	(a)	725	$738,925
10.000%	04/15/27	(a)	290	319,133
Tenet Healthcare Corp.,
Gtd. Notes, 144A
6.125%	10/01/28	(a)	1,925	2,004,347
Sec’d. Notes
5.125%	05/01/25		200	203,842
Sec’d. Notes, 144A
6.250%	02/01/27		1,375	1,449,501
Sr. Sec’d. Notes, 144A
4.875%	01/01/26		225	235,127
Sr. Unsec’d. Notes
6.750%	06/15/23		1,650	1,772,851
6.875%	11/15/31	(a)	2,025	2,109,827
7.000%	08/01/25	(a)	1,840	1,901,888

				17,343,577

Home Builders — 4.7%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A
6.750%	08/01/25		1,500	1,560,242
9.875%	04/01/27		1,125	1,263,682
Beazer Homes USA, Inc.,
Gtd. Notes
5.875%	10/15/27		1,550	1,628,913
6.750%	03/15/25		850	884,590
7.250%	10/15/29		1,275	1,437,659
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada),
Gtd. Notes, 144A
4.875%	02/15/30	(a)	800	826,960
6.250%	09/15/27	(a)	625	663,817
6.375%	05/15/25		2,050	2,106,190
Century Communities, Inc.,
Gtd. Notes
6.750%	06/01/27		1,075	1,146,894
Empire Communities Corp. (Canada),
Sr. Unsec’d. Notes, 144A
7.000%	12/15/25		75	78,989
Forestar Group, Inc.,
Gtd. Notes, 144A
5.000%	03/01/28		500	515,026
8.000%	04/15/24		750	789,411
KB Home,
Gtd. Notes
4.800%	11/15/29		350	384,835
6.875%	06/15/27	(a)	750	881,654
M/I Homes, Inc.,
Gtd. Notes
4.950%	02/01/28		625	662,213
5.625%	08/01/25		425	441,299
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.625%	03/01/30		1,000	1,068,086
5.250%	12/15/27		650	690,508

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Home Builders (cont’d.)
Meritage Homes Corp.,
Gtd. Notes
5.125%	06/06/27		675	$754,151
6.000%	06/01/25		1,125	1,274,102
New Home Co., Inc. (The),
Gtd. Notes, 144A
7.250%	10/15/25		275	282,153
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes, 144A
4.750%	04/01/29		50	51,560
STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A
7.500%	02/15/26		425	437,164
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27		675	764,488
6.625%	07/15/27		1,875	2,030,819
Sr. Unsec’d. Notes, 144A
5.125%	08/01/30		350	391,933
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A
5.625%	03/01/24		275	295,487
5.875%	04/15/23		1,150	1,217,526
TRI Pointe Group, Inc.,
Gtd. Notes
5.700%	06/15/28		240	271,207

				24,801,558

Household Products/Wares — 0.2%
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (Canada),
Sr. Sec’d. Notes, 144A
5.000%	12/31/26		150	156,453
Spectrum Brands, Inc.,
Gtd. Notes, 144A
5.000%	10/01/29		800	859,487

				1,015,940

Internet — 0.3%
Arches Buyer, Inc.,
Sr. Sec’d. Notes, 144A
4.250%	06/01/28		250	253,237
Cablevision Lightpath LLC,
Sr. Sec’d. Notes, 144A
3.875%	09/15/27		275	276,680
Sr. Unsec’d. Notes, 144A
5.625%	09/15/28		600	627,037
NortonLifeLock, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	04/15/25		325	331,974

				1,488,928

Iron/Steel — 0.2%
Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	01/31/29	(a)	1,065	1,150,904

SEE NOTES TO FINANCIAL STATEMENTS.

A131

HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Leisure Time — 0.3%
Carnival Corp.,
Sr. Unsec’d. Notes, 144A
7.625%	03/01/26		25	$27,228
NCL Corp. Ltd.,
Sr. Sec’d. Notes, 144A
10.250%	02/01/26		755	889,398
12.250%	05/15/24		225	271,251
Sr. Unsec’d. Notes, 144A
3.625%	12/15/24	(a)	500	461,059
Royal Caribbean Cruises Ltd.,
Sr. Unsec’d. Notes
5.250%	11/15/22		150	150,987

				1,799,923

Lodging — 2.4%
Boyd Gaming Corp.,
Gtd. Notes
6.375%	04/01/26	(a)	1,000	1,037,569
Gtd. Notes, 144A
8.625%	06/01/25		275	305,568
Hilton Domestic Operating Co., Inc.,
Gtd. Notes
4.875%	01/15/30		375	411,311
5.125%	05/01/26		1,625	1,684,796
Gtd. Notes, 144A
4.000%	05/01/31	(a)	775	817,255
5.375%	05/01/25		225	240,394
5.750%	05/01/28	(a)	250	272,944
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series EE
5.750%	05/01/25		225	263,187
MGM Resorts International,
Gtd. Notes
4.625%	09/01/26	(a)	350	370,168
4.750%	10/15/28	(a)	1,900	2,034,505
5.500%	04/15/27		450	501,386
6.000%	03/15/23		175	188,285
6.750%	05/01/25		1,250	1,352,525
7.750%	03/15/22		500	532,817
Station Casinos LLC,
Gtd. Notes, 144A
4.500%	02/15/28		525	528,527
Wyndham Destinations, Inc.,
Sr. Sec’d. Notes, 144A
4.625%	03/01/30	(a)	425	449,030
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.125%	12/15/29	(a)	675	690,117
5.500%	01/15/26		600	623,469
5.625%	08/26/28		200	208,929

				12,512,782

Machinery-Diversified — 0.6%
ATS Automation Tooling Systems, Inc. (Canada),
Gtd. Notes, 144A
6.500%	06/15/23		600	610,225

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Machinery-Diversified (cont’d.)
Sr. Unsec’d. Notes, 144A
4.125%	12/15/28		175	$177,774
GrafTech Finance, Inc.,
Sr. Sec’d. Notes, 144A
4.625%	12/15/28		150	151,639
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A
10.125%	08/01/24		2,050	2,133,772

				3,073,410

Media — 7.9%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
4.250%	02/01/31		3,700	3,899,219
4.500%	08/15/30		250	266,358
4.500%	05/01/32	(a)	3,715	3,965,974
4.750%	03/01/30		2,375	2,562,884
5.000%	02/01/28		930	982,010
5.375%	06/01/29		200	219,401
5.875%	05/01/27		215	223,871
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes
9.250%	02/15/24	(a)	4,245	4,302,905
CSC Holdings LLC,
Gtd. Notes, 144A
3.375%	02/15/31		1,190	1,173,453
4.125%	12/01/30		575	600,825
Sr. Unsec’d. Notes, 144A
4.625%	12/01/30	(a)	3,275	3,425,268
7.500%	04/01/28		275	310,838
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A
6.625%	08/15/27		5,640	3,411,766
Sr. Sec’d. Notes, 144A
5.375%	08/15/26		1,245	1,011,749
DISH DBS Corp.,
Gtd. Notes
5.000%	03/15/23		285	295,601
7.375%	07/01/28	(a)	565	603,919
7.750%	07/01/26	(a)	2,545	2,848,958
Entercom Media Corp.,
Sec’d. Notes, 144A
6.500%	05/01/27		325	330,255
Gray Television, Inc.,
Gtd. Notes, 144A
4.750%	10/15/30	(a)	350	356,704
5.875%	07/15/26	(a)	1,335	1,399,519
7.000%	05/15/27		335	366,738
iHeartCommunications, Inc.,
Gtd. Notes
8.375%	05/01/27	(a)	1,475	1,573,166
Sr. Sec’d. Notes
6.375%	05/01/26		325	347,129
Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A
5.375%	08/15/27		300	313,749

SEE NOTES TO FINANCIAL STATEMENTS.

A132

HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Nexstar Broadcasting, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	11/01/28	(a)	400	$418,832
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A
4.500%	09/15/26		325	335,138
Sr. Unsec’d. Notes, 144A
6.500%	09/15/28		750	787,999
Scripps Escrow II, Inc.,
Sr. Sec’d. Notes, 144A
3.875%	01/15/29		250	260,114
Sr. Unsec’d. Notes, 144A
5.375%	01/15/31		225	236,005
Scripps Escrow, Inc.,
Gtd. Notes, 144A
5.875%	07/15/27	(a)	310	323,905
Sinclair Television Group, Inc.,
Gtd. Notes, 144A
5.125%	02/15/27	(a)	685	698,897
5.875%	03/15/26		275	283,626
TEGNA, Inc.,
Gtd. Notes, 144A
4.750%	03/15/26		275	293,040
Townsquare Media, Inc.,
Sr. Sec’d. Notes, 144A
6.875%	02/01/26		150	156,779
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	02/15/25	(a)	1,760	1,780,106
6.625%	06/01/27	(a)	1,475	1,583,727

				41,950,427

Mining — 2.6%
Constellium SE,
Gtd. Notes, 144A
5.750%	05/15/24		250	254,939
5.875%	02/15/26	(a)	1,425	1,461,784
6.625%	03/01/25	(a)	636	649,815
Eldorado Gold Corp. (Turkey),
Sec’d. Notes, 144A
9.500%	06/01/24	(a)	1,014	1,123,116
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A
6.500%	03/01/24		720	738,712
6.875%	03/01/26		200	209,021
6.875%	10/15/27		640	693,636
7.250%	04/01/23	(a)	735	757,547
7.500%	04/01/25		1,575	1,639,333
Freeport-McMoRan, Inc.,
Gtd. Notes
4.375%	08/01/28		825	875,850
4.625%	08/01/30		825	908,901
Hecla Mining Co.,
Gtd. Notes
7.250%	02/15/28		475	518,482

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mining (cont’d.)
Hudbay Minerals, Inc. (Peru),
Gtd. Notes, 144A
6.125%	04/01/29	(a)	400	$432,574
IAMGOLD Corp. (Burkina Faso),
Gtd. Notes, 144A
5.750%	10/15/28	(a)	775	785,471
New Gold, Inc. (Canada),
Gtd. Notes, 144A
6.375%	05/15/25		421	437,844
Sr. Unsec’d. Notes, 144A
7.500%	07/15/27		925	1,024,288
Novelis Corp.,
Gtd. Notes, 144A
5.875%	09/30/26	(a)	1,210	1,267,241

				13,778,554

Miscellaneous Manufacturing — 2.1%
Amsted Industries, Inc.,
Gtd. Notes, 144A
5.625%	07/01/27		425	451,377
Sr. Unsec’d. Notes, 144A
4.625%	05/15/30		570	602,509
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.450%	05/01/34		375	327,984
7.500%	12/01/24		2,600	2,490,942
7.500%	03/15/25		950	885,577
7.875%	04/15/27	(a)	3,725	3,424,909
8.750%	12/01/21		2,325	2,417,773
FXI Holdings, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	11/01/24		644	653,660

				11,254,731

Office/Business Equipment — 0.1%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
3.250%	02/15/29		305	310,512

Oil & Gas — 8.0%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Gtd. Notes
7.875%	12/15/24	(d)	5,200	3,432
Antero Resources Corp.,
Gtd. Notes
5.000%	03/01/25		2,220	2,084,111
5.125%	12/01/22		775	774,836
5.625%	06/01/23		1,450	1,417,609
Sr. Unsec’d. Notes, 144A
8.375%	07/15/26		350	356,152
Apache Corp.,
Sr. Unsec’d. Notes
4.375%	10/15/28		275	286,108
4.750%	04/15/43		200	207,456
5.100%	09/01/40		750	810,068
5.250%	02/01/42		50	53,890
5.350%	07/01/49		75	77,368

SEE NOTES TO FINANCIAL STATEMENTS.

A133

HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A
9.000%	11/01/27		726	$807,675
Sr. Unsec’d. Notes, 144A
7.000%	11/01/26		1,825	1,735,758
Citgo Holding, Inc.,
Sr. Sec’d. Notes, 144A
9.250%	08/01/24		2,050	1,918,608
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A
7.000%	06/15/25	(a)	1,525	1,532,900
CNX Resources Corp.,
Gtd. Notes, 144A
7.250%	03/14/27		1,700	1,826,171
Continental Resources, Inc.,
Gtd. Notes
4.900%	06/01/44		125	123,570
Gtd. Notes, 144A
5.750%	01/15/31	(a)	400	444,129
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	10/15/25		350	357,023
Double Eagle III Midco 1 LLC/Double Eagle Finance Corp.,
Sr. Unsec’d. Notes, 144A
7.750%	12/15/25		1,425	1,509,850
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	01/30/28		1,500	1,613,296
6.625%	07/15/25		230	246,467
EQT Corp.,
Sr. Unsec’d. Notes
3.900%	10/01/27	(a)	1,325	1,313,755
5.000%	01/15/29		200	210,801
8.750%	02/01/30		175	214,741
Extraction Oil & Gas, Inc.,
Gtd. Notes, 144A
5.625%	02/01/26	(d)	2,000	353,954
7.375%	05/15/24	(d)	950	166,524
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.000%	12/01/24		75	74,613
5.750%	10/01/25	(a)	975	982,799
6.250%	11/01/28	(a)	900	920,160
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
7.000%	03/31/24		575	580,707
7.125%	02/01/27	(a)	1,277	1,319,687
Nabors Industries Ltd.,
Gtd. Notes, 144A
7.250%	01/15/26		200	140,094
7.500%	01/15/28		750	512,693
Nabors Industries, Inc.,
Gtd. Notes
5.750%	02/01/25		3,150	1,638,746
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
2.700%	02/15/23	(a)	1,425	1,426,234

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
2.900%	08/15/24	(a)	1,025	$988,090
5.550%	03/15/26	(a)	50	52,144
5.875%	09/01/25	(a)	625	665,025
6.125%	01/01/31		400	428,196
6.625%	09/01/30	(a)	500	542,543
8.875%	07/15/30		25	29,465
Ovintiv, Inc.,
Gtd. Notes
6.500%	08/15/34		275	316,525
6.500%	02/01/38		225	250,894
6.625%	08/15/37		100	111,485
PBF Holding Co. LLC/PBF Finance Corp.,
Sr. Sec’d. Notes, 144A
9.250%	05/15/25	(a)	415	409,835
Precision Drilling Corp. (Canada),
Gtd. Notes
7.750%	12/15/23		525	485,260
Gtd. Notes, 144A
7.125%	01/15/26	(a)	1,225	1,069,084
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25		1,425	1,345,050
5.000%	03/15/23		85	83,302
9.250%	02/01/26	(a)	1,275	1,332,307
Seventy Seven Energy, Inc.,
Sr. Unsec’d. Notes
6.500%	07/15/22	^	275	3
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes
5.500%	02/15/26		850	874,675
5.875%	03/15/28		100	107,799
Gtd. Notes, 144A
4.500%	05/15/29		450	467,713
Transocean, Inc.,
Gtd. Notes, 144A
7.250%	11/01/25		1,875	943,004
7.500%	01/15/26		1,175	539,608
8.000%	02/01/27		825	395,841
WPX Energy, Inc.,
Sr. Unsec’d. Notes
5.250%	09/15/24	(a)	800	870,943
5.250%	10/15/27		1,000	1,059,688
5.750%	06/01/26	(a)	275	288,975
8.250%	08/01/23		325	369,868

				42,069,307

Packaging & Containers — 0.8%
ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%
6.500%	06/30/27	(a)	950	1,011,010
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Sr. Sec’d. Notes, 144A
4.125%	08/15/26		375	391,451
Sr. Unsec’d. Notes, 144A
5.250%	08/15/27		825	865,486

SEE NOTES TO FINANCIAL STATEMENTS.

A134

HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Packaging & Containers (cont’d.)
Graham Packaging Co., Inc.,
Gtd. Notes, 144A
7.125%	08/15/28		220	$242,008
Intelligent Packaging Holdco Issuer LP (Canada),
Sr. Unsec’d. Notes, 144A, Cash coupon 9.000% or PIK 9.750%
9.000%	01/15/26		250	252,945
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A
6.375%	08/15/25		200	222,039
6.625%	05/13/27	(a)	725	785,579
TriMas Corp.,
Gtd. Notes, 144A
4.875%	10/15/25		337	345,425

				4,115,943

Pharmaceuticals — 2.4%
AdaptHealth LLC,
Gtd. Notes, 144A
6.125%	08/01/28		445	478,503
Sr. Unsec’d. Notes, 144A
4.625%	08/01/29		100	102,647
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	01/30/28	(a)	1,350	1,390,294
5.000%	02/15/29		350	359,845
5.250%	01/30/30		275	288,222
5.250%	02/15/31		425	443,931
6.125%	04/15/25	(a)	2,615	2,694,302
6.250%	02/15/29	(a)	2,550	2,767,806
7.000%	01/15/28		775	850,378
7.250%	05/30/29		1,510	1,695,958
Cheplapharm Arzneimittel GmbH (Germany),
Sr. Sec’d. Notes, 144A
5.500%	01/15/28		200	207,743
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
6.000%	06/30/28		631	525,012
Sec’d. Notes, 144A
9.500%	07/31/27	(a)	413	460,192
P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A
7.750%	11/15/25		550	592,095

				12,856,928

Pipelines — 3.8%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes
5.375%	09/15/24		375	366,523
Gtd. Notes, 144A
5.750%	01/15/28	(a)	1,825	1,755,444
Blue Racer Midstream LLC/Blue Racer Finance Corp.,
Sr. Unsec’d. Notes, 144A
7.625%	12/15/25		225	239,491
Cheniere Energy, Inc.,
Sr. Sec’d. Notes, 144A
4.625%	10/15/28		2,450	2,580,691

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
DCP Midstream Operating LP,
Gtd. Notes
5.625%	07/15/27		395	$437,919
Gtd. Notes, 144A
6.450%	11/03/36		200	213,258
Energy Transfer Operating LP,
Jr. Sub. Notes, Series G
7.125%(ff)	–	(rr)	775	740,953
EQM Midstream Partners LP,
Sr. Unsec’d. Notes
4.750%	07/15/23		325	341,017
5.500%	07/15/28		50	54,364
Sr. Unsec’d. Notes, 144A
6.000%	07/01/25		275	300,925
6.500%	07/01/27		810	911,392
Global Partners LP/GLP Finance Corp.,
Gtd. Notes
7.000%	08/01/27		260	278,452
Gtd. Notes, 144A
6.875%	01/15/29		300	325,112
Hess Midstream Operations LP,
Gtd. Notes, 144A
5.625%	02/15/26		75	78,235
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A
7.768%	12/15/37		675	912,533
Rattler Midstream LP,
Gtd. Notes, 144A
5.625%	07/15/25		255	269,352
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
6.875%	04/15/40	(a)	2,269	2,488,082
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
5.500%	09/15/24		875	890,367
5.500%	01/15/28	(a)	1,800	1,838,012
7.500%	10/01/25		175	188,688
Sr. Unsec’d. Notes, 144A
6.000%	12/31/30		300	308,897
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
5.000%	01/15/28		300	316,477
5.375%	02/01/27		275	288,809
5.500%	03/01/30		655	710,545
5.875%	04/15/26	(a)	375	393,916
Gtd. Notes, 144A
4.875%	02/01/31	(a)	450	489,724
Western Midstream Operating LP,
Sr. Unsec’d. Notes
3.950%	06/01/25		575	588,484
4.100%(cc)	02/01/25		650	667,185
5.050%(cc)	02/01/30	(a)	850	947,765
5.450%	04/01/44		75	75,772

				19,998,384

SEE NOTES TO FINANCIAL STATEMENTS.

A135

HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate — 1.2%
Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A
7.875%	11/15/25	(a)	1,675	$1,772,305
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A
5.750%	12/01/25		1,825	1,876,507
Howard Hughes Corp. (The),
Gtd. Notes, 144A
5.375%	03/15/25		100	103,076
5.375%	08/01/28		720	775,305
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A
6.250%	02/15/26		1,825	1,868,074

				6,395,267

Real Estate Investment Trusts (REITs) — 2.6%
Diversified Healthcare Trust,
Gtd. Notes
9.750%	06/15/25		1,775	2,012,192
ESH Hospitality, Inc.,
Gtd. Notes, 144A
4.625%	10/01/27		500	513,474
5.250%	05/01/25		1,275	1,306,446
Global Net Lease, Inc./Global Net Lease Operating Partnership LP,
Gtd. Notes, 144A
3.750%	12/15/27		400	411,221
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.375%	04/15/26		505	579,808
5.750%	06/01/28		275	325,457
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes
4.500%	01/15/28	(a)	1,175	1,251,443
Gtd. Notes, 144A
4.625%	06/15/25		185	198,059
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
3.500%	03/15/31	(a)	700	722,854
5.000%	10/15/27		1,075	1,143,400
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A
5.875%	10/01/28	(a)	1,275	1,361,883
7.500%	06/01/25	(a)	1,810	1,959,734
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes
5.000%	04/15/23		75	75,064
Sabra Health Care LP,
Gtd. Notes
5.125%	08/15/26		400	446,986
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
4.625%	12/01/29	(a)	1,475	1,585,218

				13,893,239

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail — 3.4%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A
4.000%	10/15/30	(a)	1,800	$1,824,014
Brinker International, Inc.,
Gtd. Notes, 144A
5.000%	10/01/24		425	441,993
Sr. Unsec’d. Notes
3.875%	05/15/23	(a)	850	850,176
Caleres, Inc.,
Gtd. Notes
6.250%	08/15/23		100	100,260
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
8.500%	10/30/25	(a)	1,075	1,143,205
Ferrellgas LP/Ferrellgas Finance Corp.,
Gtd. Notes
6.750%	06/15/23		225	217,698
Sr. Unsec’d. Notes
6.500%	05/01/21		600	579,881
6.750%	01/15/22		975	943,595
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.,
Sr. Unsec’d. Notes
8.625%	06/15/20	(d)	2,100	547,006
8.625%	06/15/20	(d)	2,875	715,156
Golden Nugget, Inc.,
Gtd. Notes, 144A
8.750%	10/01/25	(a)	125	129,069
Sr. Unsec’d. Notes, 144A
6.750%	10/15/24	(a)	1,750	1,735,133
LBM Acquisition LLC,
Gtd. Notes, 144A
6.250%	01/15/29		175	181,492
PetSmart, Inc.,
Gtd. Notes, 144A
7.125%	03/15/23		950	950,035
Sr. Sec’d. Notes, 144A
5.875%	06/01/25	(a)	1,037	1,064,016
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25	(a)	2,600	2,682,797
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes
5.500%	06/01/24	(a)	1,600	1,628,480
5.750%	03/01/25		175	178,740
5.875%	03/01/27		350	365,327
Superior Plus LP/Superior General Partner, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.000%	07/15/26		1,075	1,150,575
White Cap Buyer LLC,
Sr. Unsec’d. Notes, 144A
6.875%	10/15/28		400	426,669

				17,855,317

Semiconductors — 0.3%
Microchip Technology, Inc.,
Gtd. Notes, 144A
4.250%	09/01/25	(a)	1,470	1,553,821

SEE NOTES TO FINANCIAL STATEMENTS.

A136

HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Software — 0.8%
Black Knight InfoServ LLC,
Gtd. Notes, 144A
3.625%	09/01/28	(a)	1,020	$1,043,647
Boxer Parent Co., Inc.,
Sr. Sec’d. Notes, 144A
7.125%	10/02/25	(a)	325	352,643
BY Crown Parent LLC,
Gtd. Notes, 144A
7.375%	10/15/24		1,555	1,582,963
Dun & Bradstreet Corp. (The),
Sr. Sec’d. Notes, 144A
6.875%	08/15/26		1,019	1,095,425
Rackspace Technology Global, Inc.,
Gtd. Notes, 144A
5.375%	12/01/28		275	288,022

				4,362,700

Telecommunications — 7.0%
C&W Senior Financing DAC (Ireland),
Sr. Unsec’d. Notes, 144A
6.875%	09/15/27	(a)	775	837,089
CenturyLink, Inc.,
Sr. Unsec’d. Notes, 144A
4.500%	01/15/29		875	890,226
Sr. Unsec’d. Notes, Series P
7.600%	09/15/39	(a)	510	623,475
Sr. Unsec’d. Notes, Series U
7.650%	03/15/42		400	483,039
CommScope Technologies LLC,
Gtd. Notes, 144A
6.000%	06/15/25	(a)	1,971	2,015,141
CommScope, Inc.,
Gtd. Notes, 144A
7.125%	07/01/28		560	596,040
Consolidated Communications, Inc.,
Sr. Sec’d. Notes, 144A
6.500%	10/01/28	(a)	350	375,396
Digicel Group 0.5 Ltd. (Jamaica),
Sr. Sec’d. Notes, Cash coupon 8.000% and PIK 2.000% or PIK 10.000%
10.000%	04/01/24		1,698	1,497,450
Sr. Unsec’d. Notes, 144A, Cash coupon 5.000% and PIK 3.000% or PIK
8.000%
8.000%	04/01/25		628	332,223
Digicel Holdings Bermuda Ltd./Digicel International Finance Ltd. (Jamaica),
Gtd. Notes, 144A
8.000%	12/31/26	(a)	363	302,814
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000%
13.000%	12/31/25		1,465	1,486,214
Sr. Sec’d. Notes, 144A
8.750%	05/25/24	(a)	1,050	1,106,579
8.750%	05/25/24		1,058	1,114,022
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A
6.750%	03/01/23		4,710	3,648,772
Embarq Corp.,
Sr. Unsec’d. Notes
7.995%	06/01/36		1,995	2,459,605

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Frontier Communications Corp.,
Sec’d. Notes, 144A
6.750%	05/01/29		300	$320,930
Sr. Sec’d. Notes, 144A
5.000%	05/01/28		525	546,852
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes (original cost $1,340,588; purchased 05/01/19 - 03/04/20)(f)
5.500%	08/01/23	(d)	1,595	1,080,459
Gtd. Notes, 144A (original cost $3,960,343; purchased 12/07/17 - 09/24/19)(f)
9.750%	07/15/25	(d)	3,955	2,843,881
Intelsat Luxembourg SA (Luxembourg),
Gtd. Notes (original cost $1,035,763; purchased 11/14/19 -02/07/20)(f)
8.125%	06/01/23	(d)	1,690	78,528
Intrado Corp.,
Gtd. Notes, 144A
8.500%	10/15/25	(a)	4,009	3,879,523
Level 3 Financing, Inc.,
Gtd. Notes, 144A
4.625%	09/15/27		475	494,577
Northwestern Bell Telephone,
Sr. Unsec’d. Notes
7.750%	05/01/30		100	123,128
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28		430	567,179
8.750%	03/15/32	(a)	1,266	2,004,154
Sprint Communications, Inc.,
Gtd. Notes
6.000%	11/15/22		750	811,263
Sprint Corp.,
Gtd. Notes
7.625%	02/15/25		1,385	1,657,507
7.625%	03/01/26		500	620,608
7.875%	09/15/23		1,175	1,359,682
T-Mobile USA, Inc.,
Gtd. Notes
6.500%	01/15/26		120	124,245
Windstream Escrow LLC/Windstream Escrow Finance Corp.,
Sr. Sec’d. Notes, 144A
7.750%	08/15/28	(a)	1,500	1,505,306
Zayo Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A
4.000%	03/01/27		115	115,591
Sr. Unsec’d. Notes, 144A
6.125%	03/01/28	(a)	1,125	1,192,210

				37,093,708

Transportation — 0.6%
XPO Logistics, Inc.,
Gtd. Notes, 144A
6.250%	05/01/25		170	182,821
6.750%	08/15/24		2,650	2,820,552

				3,003,373

TOTAL CORPORATE BONDS
(cost $459,628,276)				470,312,599

SEE NOTES TO FINANCIAL STATEMENTS.

A137

HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.0%
Adjustable Rate Mortgage Trust,
Series 2005-07, Class 1A1
2.733%(cc)	10/25/35	5		$3,881
Alternative Loan Trust,
Series 2005-43, Class 4A3
2.712%(cc)	10/25/35	2		1,882
Series 2006-HY13, Class 4A1
3.674%(cc)	02/25/37	3		2,471
Series 2006-OA09, Class 2A1A, 1 Month LIBOR + 0.210% (Cap N/A, Floor 0.210%)
0.572%(c)	07/20/46	3		2,569
American Home Mortgage Assets Trust,
Series 2006-04, Class 1A12, 1 Month LIBOR + 0.210% (Cap N/A, Floor
0.210%)
0.358%(c)	10/25/46	20		13,089
American Home Mortgage Investment Trust,
Series 2005-02, Class 4A1, 6 Month LIBOR + 1.500% (Cap 11.000%, Floor 1.500%)
1.757%(c)	09/25/45	—	(r)	455
Banc of America Funding Trust,
Series 2006-B, Class 2A1
3.481%(cc)	03/20/36	5		4,448
Citigroup Mortgage Loan Trust,
Series 2007-10, Class 22AA
3.361%(cc)	09/25/37	10		10,097
HarborView Mortgage Loan Trust,
Series 2006-05, Class 2A1A, 1 Month LIBOR + 0.360% (Cap N/A, Floor
0.360%)
0.512%(c)	07/19/46	5		3,002
IndyMac INDX Mortgage Loan Trust,
Series 2006-AR12, Class A1, 1 Month LIBOR + 0.190% (Cap N/A, Floor
0.190%)
0.338%(c)	09/25/46	4		3,989
JPMorgan Mortgage Trust,
Series 2007-S03, Class 1A96
6.000%	08/25/37	12		8,843
MASTR Adjustable Rate Mortgages Trust,
Series 2006-OA01, Class 1A1, 1 Month LIBOR + 0.210% (Cap N/A, Floor 0.210%)
0.358%(c)	04/25/46	2		2,187
RALI Trust,
Series 2006-QA02, Class 3A1
5.551%(cc)	02/25/36	14		11,147
Residential Asset Securitization Trust,
Series 2007-A05, Class 2A3
6.000%	05/25/37	3		2,547
WaMu Mortgage Pass-Through Certificates Trust,
Series 2007-HY01, Class 2A3
3.573%(cc)	02/25/37	2		2,384
Series 2007-HY01, Class 4A1
3.534%(cc)	02/25/37	3		3,099

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $70,576)				76,090

	Shares	Value
COMMON STOCKS — 0.6%
Chemicals — 0.0%
Hexion Holdings Corp. (Class B Stock)*	23,260	$284,935

Electric Utilities — 0.4%
GenOn Energy Holdings, Inc. (Class A Stock)*^	11,836	1,657,040
Keycon Power Holdings LLC*^	2,150	333,250

		1,990,290

Independent Power & Renewable Electricity Producers — 0.2%
Vistra Corp.	44,042	865,866

Oil, Gas & Consumable Fuels — 0.0%
Frontera Energy Corp. (Colombia)	7,600	19,608

TOTAL COMMON STOCKS (cost $1,935,968)		3,160,699

PREFERRED STOCKS — 0.1%
Capital Markets — 0.1%
Goldman Sachs Group, Inc. (The),
Series K, 6.375%, Maturing
12/31/49(a)	11,850	346,257

Construction Materials — 0.0%
New Millennium Homes LLC, Maturing
01/01/49^	408	4,085

Media — 0.0%
Adelphia Communications Corp.^	700	1

TOTAL PREFERRED STOCKS (cost $296,917)		350,343

	Units

WARRANTS* — 0.0%
Construction & Engineering — 0.0%
CEC Brands LLC, expiring 02/15/22^	41,205	30,904

Media — 0.0%
Mood Media Corp., expiring 07/31/25^	341,746	35
Mood Media Corp., expiring 07/31/25^	341,746	34
Mood Media Corp., expiring 07/31/25^	341,746	34

		103

TOTAL WARRANTS (cost $1)		31,007

TOTAL LONG-TERM INVESTMENTS (cost $493,000,303)		504,840,473

SEE NOTES TO FINANCIAL STATEMENTS.

A138

HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Shares	Value

SHORT-TERM INVESTMENTS — 27.6%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	15,920,182	$15,920,182
PGIM Institutional Money Market Fund (cost $130,321,020; includes $130,297,672 of cash collateral for securities on loan)(b)(w)	130,406,356	130,341,153

TOTAL SHORT-TERM INVESTMENTS (cost $146,241,202)		146,261,335

TOTAL INVESTMENTS — 123.0% (cost $639,241,505)		651,101,808
Liabilities in excess of other assets(z) — (23.0)%		(121,867,097)

NET ASSETS — 100.0%		$529,234,711

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $2,418,951 and 0.5% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $127,564,527; cash collateral of $130,297,672 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $6,336,694. The aggregate value of $4,002,868 is 0.8% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.

(r)	Principal or notional amount is less than $500 par.

(rr)	Perpetual security with no stated maturity date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
93	2 Year U.S. Treasury Notes	Mar. 2021	$20,550,820	$21,860
144	5 Year U.S. Treasury Notes	Mar. 2021	18,167,625	63,526
39	20 Year U.S. Treasury Bonds	Mar. 2021	6,754,312	(52,779)

				32,607

Short Positions:
51	10 Year U.S. Treasury Notes	Mar. 2021	7,041,985	(12,000)
11	30 Year U.S. Ultra Treasury Bonds	Mar. 2021	2,349,188	32,565

				20,565

				$53,172

Credit default swap agreements outstanding at December 31, 2020:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices—Buy Protection(1):
CDX.NA.HY.35.V1	12/20/25	5.000%(Q)	11,175	$(651,088)	$(1,060,795)	$(409,707)

SEE NOTES TO FINANCIAL STATEMENTS.

A139

HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$1,273,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Collateralized Loan Obligations	$—	$5,078,205	$—
Bank Loans	—	25,321,745	393,315
Convertible Bond	—	116,470	—
Corporate Bonds	—	470,312,346	253
Residential Mortgage-Backed Securities	—	76,090	—
Common Stocks	1,170,409	—	1,990,290
Preferred Stocks	346,257	—	4,086
Warrants	—	—	31,007
Affiliated Mutual Funds	146,261,335	—	—

Total	$147,778,001	$500,904,856	$2,418,951

SEE NOTES TO FINANCIAL STATEMENTS.

A140

HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Other Financial Instruments*
Assets
Futures Contracts	$117,951	$—	$—

Liabilities
Futures Contracts	$(64,779)	$—	$—
Centrally Cleared Credit Default Swap Agreement	—	(409,707)	—

Total	$(64,779)	$(409,707)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Corporate Bonds	Common Stocks	Preferred Stocks	Warrants
Balance as of 12/31/19	$4,999,235	$253	$2,433,876	$7,762	$5,508
Realized gain (loss)	9	—	(166,391)	—	(6,838)
Change in unrealized appreciation (depreciation)	16,238	—	(241,235)	(3,676)	32,341
Purchases/Exchanges/Issuances	1,064,750	—	—	—	1
Sales/Paydowns	(689,253)	—	(680,960)	—	(5)
Accrued discount/premium	1,571	—	—	—	—
Transfers into Level 3	—	—	645,000	—	—
Transfers out of Level 3	(4,999,235)	—	—	—	—

Balance as of 12/31/20	$393,315	$253	$1,990,290	$4,086	$31,007

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$16,238	$—	$(401,049)	$(3,676)	$31,006

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of December 31, 2020	Valuation Methodology	Unobservable Inputs
Bank Loans	$393,315	Market Approach	Single Broker Indicative Quote
Corporate Bonds	253	Market Approach	Estimated Future Distributions
Common Stocks	333,250	Income Approach	Discounted Cash Flow
Common Stocks	1,657,040	Market Approach	Single Broker Indicative Quote
Preferred Stocks	1	Market Approach	Estimated Future Distributions
Preferred Stocks	4,085	Income Approach	Discounted Cash Flow
Warrants	30,904	Market Approach	Single Broker Indicative Quote
Warrants	103	Market Approach	Estimated Future Value

	$2,418,951

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels are as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Bank Loans	$4,999,235	L3 to L2	Single Broker Indicative Quote to Multiple Broker Quotes
Common Stocks	$645,000	L2 to L3	Vendor Priced to Discounted Cash Flow

SEE NOTES TO FINANCIAL STATEMENTS.

A141

HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Affiliated Mutual Funds (24.6% represents investments purchased with collateral from securities on loan)	27.6%
Oil & Gas	9.0
Media	7.9
Telecommunications	7.3
Entertainment	5.0
Home Builders	4.7
Chemicals	4.5
Electric	3.9
Pipelines	3.8
Commercial Services	3.7
Retail	3.6
Healthcare-Services	3.3
Pharmaceuticals	2.7
Real Estate Investment Trusts (REITs)	2.6
Mining	2.6
Lodging	2.4
Building Materials	2.3
Auto Manufacturers	2.3
Miscellaneous Manufacturing	2.1
Computers	2.0
Diversified Financial Services	2.0
Foods	1.9
Auto Parts & Equipment	1.8
Aerospace & Defense	1.8
Software	1.5
Real Estate	1.2
Collateralized Loan Obligations	1.0
Gas	0.9
Packaging & Containers	0.8

Advertising	0.7%
Engineering & Construction	0.6
Machinery-Diversified	0.6
Transportation	0.6
Distribution/Wholesale	0.5
Agriculture	0.4
Electronics	0.4
Electric Utilities	0.4
Leisure Time	0.3
Banks	0.3
Semiconductors	0.3
Internet	0.3
Apparel	0.3
Electrical Components & Equipment	0.2
Iron/Steel	0.2
Household Products/Wares	0.2
Independent Power & Renewable Electricity Producers	0.2
Energy-Alternate Sources	0.1
Capital Markets	0.1
Office/Business Equipment	0.1
Residential Mortgage-Backed Securities	0.0	*
Construction & Engineering	0.0	*
Oil, Gas & Consumable Fuels	0.0	*
Construction Materials	0.0	*

	123.0
Liabilities in excess of other assets	(23.0)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Due from/to broker-variation margin swaps	$409,707	*
Equity contracts	Unaffiliated investments	31,007		—	—
Interest rate contracts	Due from/to broker-variation margin futures	117,951	*	Due from/to broker-variation margin futures	64,779	*

		$148,958			$474,486

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A142

HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)	Futures	Swaps
Credit contracts	$—	$—	$3,955,919
Equity contracts	(6,838)	—	—
Interest rate contracts	—	2,330,794	—

Total	$(6,838)	$2,330,794	$3,955,919

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(2)	Futures	Swaps
Credit contracts	$—	$—	$444,978
Equity contracts	32,341	—	—
Interest rate contracts	—	134,486	—

Total	$32,341	$134,486	$444,978

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)
$45,262,732	$2,996,991

Credit Default Swap Agreements— Buy Protection(1)
$18,666,950

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$127,564,527	$(127,564,527)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A143

HIGH YIELD BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $127,564,527:
Unaffiliated investments (cost $493,000,303)	$504,840,473
Affiliated investments (cost $146,241,202)	146,261,335
Cash	86,662
Dividends and interest receivable	7,797,813
Deposit with broker for centrally cleared/exchange-traded derivatives	1,273,000
Receivable for investments sold	1,033,060
Receivable for Portfolio shares sold	185,862
Due from broker-variation margin futures	8,507
Tax reclaim receivable	4,206
Prepaid expenses	6,023

Total Assets	661,496,941

LIABILITIES
Payable to broker for collateral for securities on loan	130,297,672
Payable for investments purchased	1,278,727
Accrued expenses and other liabilities	389,644
Management fee payable	229,020
Payable for Portfolio shares purchased	41,408
Due to broker-variation margin swaps	19,154
Payable to affiliate	4,206
Trustees’ fees payable	1,419
Affiliated transfer agent fee payable	980

Total Liabilities	132,262,230

NET ASSETS	$529,234,711

Net assets were comprised of:
Partners’ Equity	$529,234,711

Net asset value and redemption price per share, $529,234,711 / 85,613,264 outstanding shares of beneficial interest	$6.18

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$33,022,786
Income from securities lending, net (including affiliated income of $245,441)	261,874
Affiliated dividend income	91,573
Unaffiliated dividend income (net of $468 foreign withholding tax, of which $110 is reimbursable by an affiliate)	46,774

Total income	33,423,007

EXPENSES
Management fee	2,732,522
Shareholders’ reports	107,751
Custodian and accounting fees	89,636
Audit fee	46,993
Legal fees and expenses	26,189
Trustees’ fees	15,951
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	19,896

Total expenses	3,049,620
Less: Fee waiver and/or expense reimbursement	(217,727)

Net expenses	2,831,893

NET INVESTMENT INCOME (LOSS)	30,591,114

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(119,710))	(3,566,712)
Futures transactions	2,330,794
Swap agreements transactions	3,955,919

2,720,001

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $1,420)	738,032
Futures	134,486
Swap agreements	444,978

1,317,496

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	4,037,497

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$34,628,611

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$30,591,114	$31,788,697
Net realized gain (loss) on investment and foreign currency transactions	2,720,001	8,036,970
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,317,496	35,874,540

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	34,628,611	75,700,207

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [3,153,074 and 2,682,266 shares, respectively]	17,957,341	14,608,943
Portfolio shares purchased [8,052,712 and 7,713,371 shares, respectively]	(45,352,928)	(41,998,343)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(27,395,587)	(27,389,400)

TOTAL INCREASE (DECREASE)	7,233,024	48,310,807
NET ASSETS:
Beginning of year	522,001,687	473,690,880

End of year	$529,234,711	$522,001,687

SEE NOTES TO FINANCIAL STATEMENTS.

A144

JENNISON 20/20 FOCUS PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 97.6%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 3.2%
Airbus SE (France)*	15,587	$1,712,752
Raytheon Technologies Corp.	72,187	5,162,092

		6,874,844

Automobiles — 5.8%
General Motors Co.	94,183	3,921,780
Tesla, Inc.*(a)	12,222	8,624,699

		12,546,479

Banks — 4.1%
JPMorgan Chase & Co.	36,642	4,656,099
PNC Financial Services Group, Inc. (The)	29,368	4,375,832

		9,031,931

Building Products — 1.3%
Johnson Controls International PLC	59,964	2,793,723

Capital Markets — 1.8%
Goldman Sachs Group, Inc. (The)	14,861	3,918,994

Chemicals — 2.4%
Linde PLC (United Kingdom)	19,737	5,200,897

Entertainment — 3.4%
Netflix, Inc.*	9,192	4,970,390
Spotify Technology SA*	7,634	2,402,115

		7,372,505

Food & Staples Retailing — 2.0%
Walmart, Inc.	29,712	4,282,985

Food Products — 1.5%
Mondelez International, Inc. (Class A Stock)	56,709	3,315,775

Health Care Providers & Services — 1.0%
Cigna Corp.	10,677	2,222,738

Insurance — 3.5%
Chubb Ltd.	24,188	3,723,017
MetLife, Inc.	80,935	3,799,898

		7,522,915

Interactive Media & Services — 10.6%
Alphabet, Inc. (Class A Stock)*	5,907	10,352,845
Facebook, Inc. (Class A Stock)*	26,170	7,148,597
Match Group, Inc.*	36,173	5,468,996

		22,970,438

Internet & Direct Marketing Retail — 6.8%
Amazon.com, Inc.*	3,049	9,930,380
Farfetch Ltd. (United Kingdom) (Class A Stock)*	28,533	1,820,691
MercadoLibre, Inc. (Argentina)*	1,806	3,025,447

		14,776,518

IT Services — 14.5%
Adyen NV (Netherlands), 144A*	2,922	6,817,794
PayPal Holdings, Inc.*	29,980	7,021,316
Shopify, Inc. (Canada) (Class A Stock)*	6,099	6,903,763

COMMON STOCKS (continued)	Shares	Value
IT Services (cont’d.)
Snowflake, Inc. (Class A Stock)*(a)	7,437	$2,092,772
Square, Inc. (Class A Stock)*	16,660	3,625,882
Twilio, Inc. (Class A Stock)*	15,217	5,150,954

		31,612,481

Leisure Products — 0.7%
Peloton Interactive, Inc. (Class A Stock)*	10,444	1,584,564

Multi-Utilities — 1.7%
Dominion Energy, Inc.	48,639	3,657,653

Oil, Gas & Consumable Fuels — 2.0%
Chevron Corp.	51,241	4,327,302

Pharmaceuticals — 2.8%
AstraZeneca PLC (United Kingdom), ADR(a)	50,076	2,503,299
Eli Lilly & Co.	21,110	3,564,213

		6,067,512

Road & Rail — 2.4%
Union Pacific Corp.	25,265	5,260,678

Semiconductors & Semiconductor Equipment — 5.5%
NVIDIA Corp.	10,456	5,460,123
Texas Instruments, Inc.	40,072	6,577,018

		12,037,141

Software — 6.8%
Adobe, Inc.*	13,328	6,665,599
Microsoft Corp.	20,365	4,529,583
RingCentral, Inc. (Class A Stock)*	9,512	3,604,763

		14,799,945

Specialty Retail — 3.5%
Lowe’s Cos., Inc.	26,607	4,270,690
Ross Stores, Inc.	28,050	3,444,820

		7,715,510

Technology Hardware, Storage & Peripherals — 5.1%
Apple, Inc.	82,866	10,995,489

Textiles, Apparel & Luxury Goods — 5.2%
LVMH Moet Hennessy Louis Vuitton SE (France)	7,772	4,851,826
NIKE, Inc. (Class B Stock)	46,300	6,550,061

		11,401,887

TOTAL LONG-TERM INVESTMENTS (cost $129,016,209)		212,290,904

SHORT-TERM INVESTMENTS — 7.9%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	3,948,214	3,948,214

SEE NOTES TO FINANCIAL STATEMENTS.

A145

JENNISON 20/20 FOCUS PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Shares	Value
AFFILIATED MUTUAL FUNDS (continued)
PGIM Institutional Money Market Fund (cost $13,233,257; includes $13,232,684 of cash collateral for securities on loan)(b)(w)	13,239,886	$13,233,266

TOTAL SHORT-TERM INVESTMENTS (cost $17,181,471)		17,181,480

TOTAL INVESTMENTS — 105.5% (cost $146,197,680)		229,472,384
Liabilities in excess of other assets — (5.5)%		(12,021,884)

NET ASSETS — 100.0%		$217,450,500

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $12,953,499; cash collateral of $13,232,684 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$5,162,092	$1,712,752	$—
Automobiles	12,546,479	—	—
Banks	9,031,931	—	—
Building Products	2,793,723	—	—
Capital Markets	3,918,994	—	—
Chemicals	5,200,897	—	—
Entertainment	7,372,505	—	—
Food & Staples Retailing	4,282,985	—	—
Food Products	3,315,775	—	—
Health Care Providers & Services	2,222,738	—	—
Insurance	7,522,915	—	—
Interactive Media & Services	22,970,438	—	—
Internet & Direct Marketing Retail.	14,776,518	—	—
IT Services	24,794,687	6,817,794	—
Leisure Products	1,584,564	—	—
Multi-Utilities	3,657,653	—	—
Oil, Gas & Consumable Fuels	4,327,302	—	—
Pharmaceuticals	6,067,512	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A146

JENNISON 20/20 FOCUS PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Road & Rail	$5,260,678	$—	$—
Semiconductors & Semiconductor Equipment	12,037,141	—	—
Software	14,799,945	—	—
Specialty Retail	7,715,510	—	—
Technology Hardware, Storage & Peripherals	10,995,489	—	—
Textiles, Apparel & Luxury Goods	6,550,061	4,851,826	—
Affiliated Mutual Funds	17,181,480	—	—

Total	$216,090,012	$13,382,372	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

IT Services	14.5%
Interactive Media & Services	10.6
Affiliated Mutual Funds (6.1% represents investments purchased with collateral from securities on loan)	7.9
Software	6.8
Internet & Direct Marketing Retail	6.8
Automobiles	5.8
Semiconductors & Semiconductor Equipment	5.5
Textiles, Apparel & Luxury Goods	5.2
Technology Hardware, Storage & Peripherals	5.1
Banks	4.1
Specialty Retail	3.5
Insurance	3.5
Entertainment	3.4
Aerospace & Defense	3.2
Pharmaceuticals	2.8

Road & Rail	2.4%
Chemicals	2.4
Oil, Gas & Consumable Fuels	2.0
Food & Staples Retailing	2.0
Capital Markets	1.8
Multi-Utilities	1.7
Food Products	1.5
Building Products	1.3
Health Care Providers & Services	1.0
Leisure Products	0.7

105.5
Liabilities in excess of other assets	(5.5)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$12,953,499	$(12,953,499)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A147

JENNISON 20/20 FOCUS PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $12,953,499:
Unaffiliated investments (cost $129,016,209)	$212,290,904
Affiliated investments (cost $17,181,471)	17,181,480
Receivable for investments sold	2,558,412
Receivable for Portfolio shares sold	88,707
Dividends receivable	68,373
Tax reclaim receivable	53,744
Prepaid expenses	3,646

Total Assets	232,245,266

LIABILITIES
Payable to broker for collateral for securities on loan	13,232,684
Payable for investments purchased	906,842
Payable to custodian	226,267
Payable for Portfolio shares purchased	142,114
Management fee payable	136,847
Accrued expenses and other liabilities	82,343
Distribution fee payable	27,558
Payable to affiliate	21,513
Administration fee payable	16,537
Trustees’ fees payable	1,081
Affiliated transfer agent fee payable	980

Total Liabilities	14,794,766

NET ASSETS	$217,450,500

Net assets were comprised of:
Partners’ Equity.	$217,450,500

Class I:
Net asset value and redemption price per share, $86,695,849 / 1,739,700 outstanding shares of beneficial interest	$49.83

Class II:
Net asset value and redemption price per share, $130,754,651 / 2,771,973 outstanding shares of beneficial interest	$47.17

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $10,944 foreign withholding tax)	$2,342,859
Affiliated dividend income	29,420
Income from securities lending, net (including affiliated income of $15,720)	16,476

Total income	2,388,755

EXPENSES
Management fee	1,431,524
Distribution fee—Class II	293,579
Administration fee—Class II	176,148
Custodian and accounting fees	95,763
Legal fees and expenses	24,984
Audit fee	24,792
Shareholders’ reports	19,189
Trustees’ fees	12,131
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,684
Miscellaneous	18,524

Total expenses	2,107,318

NET INVESTMENT INCOME (LOSS)	281,437

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(551))	32,574,818
Foreign currency transactions	4,295

32,579,113

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(145))	20,082,557
Foreign currencies	917

20,083,474

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	52,662,587

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$52,944,024

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$281,437	$750,998
Net realized gain (loss) on investment and foreign currency transactions	32,579,113	17,370,193
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	20,083,474	28,286,096

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	52,944,024	46,407,287

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	10,553,886	6,953,016
Portfolio shares purchased	(39,093,305)	(37,881,197)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(28,539,419)	(30,928,181)

TOTAL INCREASE (DECREASE)	24,404,605	15,479,106
NET ASSETS:
Beginning of year	193,045,895	177,566,789

End of year	$217,450,500	$193,045,895

SEE NOTES TO FINANCIAL STATEMENTS.

A148

JENNISON PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 99.9%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 1.0%
Safran SA (France)*	228,925	$32,576,313

Automobiles — 6.5%
Tesla, Inc.*(a)	309,908	218,692,778

Biotechnology — 1.1%
Sarepta Therapeutics, Inc.*(a)	58,048	9,896,603
Vertex Pharmaceuticals, Inc.*	107,670	25,446,728

		35,343,331

Capital Markets — 0.9%
S&P Global, Inc.	92,905	30,540,661

Entertainment — 4.7%
Netflix, Inc.*	198,472	107,319,764
Spotify Technology SA*	155,992	49,084,443

		156,404,207

Food & Staples Retailing — 1.4%
Costco Wholesale Corp.	120,094	45,249,017

Health Care Equipment & Supplies — 1.7%
Danaher Corp.	77,296	17,170,533
DexCom, Inc.*	61,576	22,765,879
Intuitive Surgical, Inc.*	21,375	17,486,888

		57,423,300

Health Care Providers & Services — 0.8%
Guardant Health, Inc.*	81,225	10,468,278
Humana, Inc.	37,619	15,433,947

		25,902,225

Health Care Technology — 0.9%
Teladoc Health, Inc.*(a)	142,938	28,581,883

Hotels, Restaurants & Leisure — 1.3%
Airbnb, Inc. (Class A Stock)*	15,668	2,300,062
Chipotle Mexican Grill, Inc.*	30,626	42,469,381

		44,769,443

Interactive Media & Services — 10.1%
Alphabet, Inc. (Class A Stock)*	33,943	59,489,859
Alphabet, Inc. (Class C Stock)*	33,810	59,231,063
Facebook, Inc. (Class A Stock)*	497,915	136,010,461
Match Group, Inc.*	488,835	73,906,964
Tencent Holdings Ltd. (China)	127,617	9,270,050

		337,908,397

Internet & Direct Marketing Retail — 8.2%
Amazon.com, Inc.*	79,341	258,408,083
Farfetch Ltd. (United Kingdom) (Class A Stock)*	260,352	16,613,061

		275,021,144

IT Services — 17.8%
Adyen NV (Netherlands), 144A*	34,888	81,402,870
Mastercard, Inc. (Class A Stock)	164,732	58,799,440
PayPal Holdings, Inc.*	404,096	94,639,283
Shopify, Inc. (Canada) (Class A Stock)*	108,213	122,491,705
Snowflake, Inc. (Class A Stock)*(a)	83,293	23,438,650
Square, Inc. (Class A Stock)*	265,225	57,723,569

COMMON STOCKS (continued)	Shares	Value
IT Services (cont’d.)
Twilio, Inc. (Class A Stock)*	199,860	$67,652,610
Visa, Inc. (Class A Stock)(a)	418,268	91,487,760

		597,635,887

Leisure Products — 1.4%
Peloton Interactive, Inc. (Class A Stock)*	303,438	46,037,613

Multiline Retail — 0.1%
Target Corp.	17,126	3,023,253

Personal Products — 1.5%
Estee Lauder Cos., Inc. (The) (Class A Stock)	191,269	50,913,895

Road & Rail — 3.1%
Uber Technologies, Inc.*	1,298,609	66,229,059
Union Pacific Corp.	184,837	38,486,760

		104,715,819

Semiconductors & Semiconductor Equipment — 4.2%
NVIDIA Corp.	187,609	97,969,420
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	377,858	41,201,636

		139,171,056

Software — 16.5%
Adobe, Inc.*	174,702	87,371,964
Atlassian Corp. PLC (Class A Stock)*	151,132	35,345,241
Coupa Software, Inc.*	104,044	35,261,552
Crowdstrike Holdings, Inc. (Class A Stock)*	206,930	43,831,913
Microsoft Corp.	582,979	129,666,189
RingCentral, Inc. (Class A Stock)*	54,297	20,576,934
salesforce.com, Inc.*	289,666	64,459,375
ServiceNow, Inc.*	43,189	23,772,522
Splunk, Inc.*	137,881	23,424,603
Trade Desk, Inc. (The) (Class A Stock)*.	46,153	36,968,553
Workday, Inc. (Class A Stock)*	166,828	39,973,657
Zoom Video Communications, Inc. (Class A Stock)*	39,691	13,388,568

		554,041,071

Specialty Retail — 3.4%
Carvana Co.*(a)	169,015	40,485,853
Home Depot, Inc. (The)	150,714	40,032,653
TJX Cos., Inc. (The)	497,680	33,986,567

		114,505,073

Technology Hardware, Storage & Peripherals — 7.1%
Apple, Inc.	1,789,191	237,407,754

Textiles, Apparel & Luxury Goods — 6.2%
Kering SA (France)	47,329	34,389,772
Lululemon Athletica, Inc.*	162,206	56,452,554
LVMH Moet Hennessy Louis Vuitton SE (France)	74,809	46,701,014

SEE NOTES TO FINANCIAL STATEMENTS.

A149

JENNISON PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Textiles, Apparel & Luxury Goods (cont’d.)
NIKE, Inc. (Class B Stock)	504,446	$71,363,976

		208,907,316

TOTAL LONG-TERM INVESTMENTS (cost $1,300,732,345)		3,344,771,436

SHORT-TERM INVESTMENTS — 10.2%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	573,256	573,256
PGIM Institutional Money Market Fund (cost $339,711,896; includes $339,679,173 of cash collateral for securities on loan)(b)(w)	340,011,020	339,841,014

TOTAL SHORT-TERM INVESTMENTS (cost $340,285,152)		340,414,270

TOTAL INVESTMENTS—110.1% (cost $1,641,017,497)		3,685,185,706
Liabilities in excess of other assets — (10.1)%		(337,064,486)

NET ASSETS — 100.0%		$3,348,121,220

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $333,657,118; cash collateral of $339,679,173 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$—	$32,576,313	$—
Automobiles	218,692,778	—	—
Biotechnology	35,343,331	—	—
Capital Markets	30,540,661	—	—
Entertainment	156,404,207	—	—
Food & Staples Retailing	45,249,017	—	—
Health Care Equipment & Supplies	57,423,300	—	—
Health Care Providers & Services	25,902,225	—	—
Health Care Technology	28,581,883	—	—
Hotels, Restaurants & Leisure	44,769,443	—	—
Interactive Media & Services	328,638,347	9,270,050	—
Internet & Direct Marketing Retail	275,021,144	—	—
IT Services	516,233,017	81,402,870	—
Leisure Products	46,037,613	—	—
Multiline Retail	3,023,253	—	—
Personal Products	50,913,895	—	—
Road & Rail	104,715,819	—	—
Semiconductors & Semiconductor Equipment	139,171,056	—	—
Software	554,041,071	—	—
Specialty Retail	114,505,073	—	—
Technology Hardware, Storage & Peripherals	237,407,754	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A150

JENNISON PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Textiles, Apparel & Luxury Goods	$127,816,530	$81,090,786	$—
Affiliated Mutual Funds	340,414,270	—	—

Total	$3,480,845,687	$204,340,019	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

IT Services	17.8%
Software	16.5
Affiliated Mutual Funds (10.1% represents investments purchased with collateral from securities on loan)	10.2
Interactive Media & Services	10.1
Internet & Direct Marketing Retail	8.2
Technology Hardware, Storage & Peripherals	7.1
Automobiles	6.5
Textiles, Apparel & Luxury Goods	6.2
Entertainment	4.7
Semiconductors & Semiconductor Equipment	4.2
Specialty Retail	3.4
Road & Rail	3.1
Health Care Equipment & Supplies	1.7
Personal Products	1.5

Leisure Products	1.4%
Food & Staples Retailing	1.4
Hotels, Restaurants & Leisure	1.3
Biotechnology	1.1
Aerospace & Defense	1.0
Capital Markets	0.9
Health Care Technology	0.9
Health Care Providers & Services	0.8
Multiline Retail	0.1

110.1
Liabilities in excess of other assets	(10.1)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$333,657,118	$(333,657,118)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A151

JENNISON PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $333,657,118:
Unaffiliated investments (cost $1,300,732,345)	$3,344,771,436
Affiliated investments (cost $340,285,152)	340,414,270
Receivable for investments sold	16,996,365
Receivable for Portfolio shares sold	498,875
Tax reclaim receivable	326,499
Dividends receivable	146,085
Prepaid expenses and other assets	63,324

Total Assets	3,703,216,854

LIABILITIES
Payable to broker for collateral for securities on loan	339,679,173
Payable for investments purchased	12,284,243
Management fee payable	1,677,612
Payable for Portfolio shares purchased	1,076,531
Accrued expenses and other liabilities	188,031
Payable to affiliate	154,683
Distribution fee payable	18,621
Administration fee payable	11,275
Trustees’ fees payable	4,485
Affiliated transfer agent fee payable	980

Total Liabilities	355,095,634

NET ASSETS	$3,348,121,220

Net assets were comprised of:
Partners’ Equity	$3,348,121,220

Class I:
Net asset value and redemption price per share, $3,260,034,933 / 25,570,838 outstanding shares of beneficial interest	$127.49

Class II:
Net asset value and redemption price per share, $88,086,287 / 726,454 outstanding shares of beneficial interest	$121.26

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS) INCOME
Unaffiliated dividend income (net of $127,834 foreign withholding tax)	$12,428,126
Income from securities lending, net (including affiliated income of $572,242)	588,153
Affiliated dividend income	113,914

Total income	13,130,193

EXPENSES
Management fee	16,070,545
Distribution fee—Class II	181,094
Administration fee—Class II	108,657
Custodian and accounting fees	211,175
Shareholders’ reports	123,307
Trustees’ fees	44,931
Legal fees and expenses	35,086
Audit fee	28,193
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,684
Miscellaneous	54,957

Total expenses	16,868,629

NET INVESTMENT INCOME (LOSS)	(3,738,436)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $42,828)	438,239,876
Foreign currency transactions	26,856

438,266,732

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $85,039)	802,332,711
Foreign currencies	3,764

802,336,475

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	1,240,603,207

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,236,864,771

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(3,738,436)	$2,474,359
Net realized gain (loss) on investment and foreign currency transactions	438,266,732	202,672,704
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	802,336,475	396,791,561

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,236,864,771	601,938,624

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	57,172,725	23,869,409
Portfolio shares purchased	(253,732,889)	(182,369,022)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(196,560,164)	(158,499,613)

CAPITAL CONTRIBUTIONS	—	8,215

TOTAL INCREASE (DECREASE)	1,040,304,607	443,447,226
NET ASSETS:
Beginning of year	2,307,816,613	1,864,369,387

End of year	$3,348,121,220	$2,307,816,613

SEE NOTES TO FINANCIAL STATEMENTS.

A152

NATURAL RESOURCES PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 99.7%
COMMON STOCKS — 97.4%	Shares	Value
Agricultural Products — 1.7%
Bunge Ltd.	59,330	$3,890,861
Darling Ingredients, Inc.*	45,450	2,621,556

		6,512,417

Automobile Manufacturers — 1.1%
Tesla, Inc.*(a)	6,155	4,343,399

Commodity Chemicals — 1.1%
LG Chem Ltd. (South Korea)	5,625	4,288,971

Construction Materials — 0.9%
HeidelbergCement AG (Germany)	47,350	3,618,200

Copper — 6.4%
Antofagasta PLC (Chile)	231,710	4,553,525
First Quantum Minerals Ltd. (Zambia)	485,170	8,709,352
Freeport-McMoRan, Inc.	340,265	8,853,695
Lundin Mining Corp. (Chile)	300,687	2,669,309

		24,785,881

Diversified Metals & Mining — 7.0%
BHP Group Ltd. (Australia)	417,482	13,643,176
Rio Tinto PLC (Australia)	176,146	13,212,735

		26,855,911

Electric Utilities — 2.9%
Enel SpA (Italy)	358,545	3,635,537
NextEra Energy, Inc.	44,145	3,405,787
Orsted A/S (Denmark), 144A	20,123	4,127,422

		11,168,746

Electrical Components & Equipment — 4.2%
Generac Holdings, Inc.*	21,205	4,822,229
Plug Power, Inc.*(a)	224,845	7,624,494
Sunrun, Inc.*	54,965	3,813,472

		16,260,195

Electronic Components — 1.2%
Samsung SDI Co. Ltd. (South Korea)	7,845	4,550,134

Fertilizers & Agricultural Chemicals — 2.2%
FMC Corp.	49,665	5,707,999

Sociedad Quimica y Minera de Chile SA (Chile), ADR(a)	54,205	2,660,923

		8,368,922

Heavy Electrical Equipment — 3.1%
NEL ASA (Norway)*	693,415	2,361,258
TPI Composites, Inc.*	85,435	4,509,259
Vestas Wind Systems A/S (Denmark)	21,206	5,019,201

		11,889,718

Industrial Gases — 6.1%
Air Liquide SA (France)	31,867	5,253,207
Air Products & Chemicals, Inc.	24,805	6,777,222
Linde PLC (United Kingdom)	42,705	11,253,194

		23,283,623

Industrial Machinery — 2.0%
Chart Industries, Inc.*	63,810	7,516,180

COMMON STOCKS (continued)	Shares	Value
Integrated Oil & Gas — 11.3%
BP PLC (United Kingdom), ADR	444,330	$9,117,651
Chevron Corp.	143,900	12,152,355
Equinor ASA (Norway)	445,485	7,499,193
Royal Dutch Shell PLC (Netherlands)(Class B Stock)	373,975	6,405,241
TOTAL SE (France), ADR	197,980	8,297,342

		43,471,782

Metal & Glass Containers — 1.8%
Ball Corp.	36,495	3,400,604
Crown Holdings, Inc.*	36,445	3,651,789

		7,052,393

Oil & Gas Equipment & Services — 3.3%
Baker Hughes Co.(a)	368,710	7,687,603
Schlumberger NV	231,890	5,062,159

		12,749,762

Oil & Gas Exploration & Production — 13.4%
CNX Resources Corp.*	288,585	3,116,718
Concho Resources, Inc.	94,775	5,530,121
ConocoPhillips	264,815	10,589,952
Devon Energy Corp.	337,775	5,340,223
Diamondback Energy, Inc.	132,895	6,432,118
EQT Corp.(a)	244,860	3,112,171
Hess Corp.	77,995	4,117,356
Parsley Energy, Inc. (Class A Stock)	328,215	4,660,653
Pioneer Natural Resources Co.	74,486	8,483,210

		51,382,522

Oil & Gas Refining & Marketing — 9.0%
Marathon Petroleum Corp.	204,240	8,447,366
Neste OYJ (Finland)	104,696	7,580,828
Reliance Industries Ltd. (India)	166,916	4,550,569
Renewable Energy Group, Inc.*(a)	71,650	5,074,253
Valero Energy Corp.	154,927	8,764,220

		34,417,236

Oil & Gas Storage & Transportation — 6.9%
Kinder Morgan, Inc.	601,670	8,224,829
ONEOK, Inc.	163,960	6,292,785
TC Energy Corp. (Canada)	93,114	3,785,568
Williams Cos., Inc. (The)	417,575	8,372,378

		26,675,560

Precious Metals & Minerals — 0.0%
Sedibelo Platinum Mines Ltd. (South Africa) Private Placement (original cost $1,102,975; purchased 11/27/07)*^(f)	129,100	19,420

Railroads — 1.4%
Kansas City Southern	9,760	1,992,309
Union Pacific Corp.	15,805	3,290,917

		5,283,226

Renewable Electricity — 1.8%
Scatec ASA (Norway), 144A	68,865	2,750,227

SEE NOTES TO FINANCIAL STATEMENTS.

A153

NATURAL RESOURCES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Renewable Electricity (cont’d.)
Sunnova Energy International, Inc.*	88,485	$3,993,328

		6,743,555

Semiconductor Equipment — 3.6%
Enphase Energy, Inc.*	43,645	7,658,388
SolarEdge Technologies, Inc.*	19,945	6,364,849

		14,023,237

Specialty Chemicals — 5.0%
Axalta Coating Systems Ltd.*	136,465	3,896,076
Ecolab, Inc.	17,893	3,871,330
PPG Industries, Inc.	24,115	3,477,865
Sherwin-Williams Co. (The)	5,530	4,064,052
Shin-Etsu Chemical Co. Ltd. (Japan)	21,900	3,833,660

		19,142,983

TOTAL COMMON STOCKS (cost $253,092,484)		374,403,973

EXCHANGE-TRADED FUND — 2.3%
Invesco Solar ETF(a) (cost $1,808,511)	84,460	8,679,110

TOTAL LONG-TERM INVESTMENTS (cost $254,900,995)		383,083,083

SHORT-TERM INVESTMENTS — 9.8%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	1,121,990	1,121,990
PGIM Institutional Money Market Fund (cost $36,601,316; includes $36,595,143 of cash collateral for securities on loan)(b)(w)	36,639,441	36,621,121

TOTAL SHORT-TERM INVESTMENTS (cost $37,723,306)		37,743,111

TOTAL INVESTMENTS — 109.5% (cost $292,624,301)		420,826,194
Liabilities in excess of other assets — (9.5)%		(36,573,328)

NET ASSETS — 100.0%		$384,252,866

See the Glossary for a list of the abbreviation(s) used in the annual report:

*	Non-income producing security.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $19,420 and 0.0% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $35,574,298; cash collateral of $36,595,143 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the original cost of such security is $1,102,975. The value of $19,420 is 0.0% of net assets.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Australia	$—	$26,855,911	$—
Canada	3,785,568	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A154

NATURAL RESOURCES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Chile	$5,330,232	$4,553,525	$—
Denmark	—	9,146,623	—
Finland	—	7,580,828	—
France	8,297,342	5,253,207	—
Germany	—	3,618,200	—
India	—	4,550,569	—
Italy	—	3,635,537	—
Japan	—	3,833,660	—
Netherlands	—	6,405,241	—
Norway	—	12,610,678	—
South Africa	—	—	19,420
South Korea	—	8,839,105	—
United Kingdom	20,370,845	—	—
United States	231,008,130	—	—
Zambia	8,709,352	—	—
Exchange-Traded Fund
United States	8,679,110	—	—
Affiliated Mutual Funds	37,743,111	—	—

Total	$323,923,690	$96,883,084	$19,420

Country Classification:

The country classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

United States (including 9.5% of collateral for securities on loan)	72.3%
Australia	7.0
United Kingdom	5.3
France	3.5
Norway	3.2
Chile	2.6
Denmark	2.4
South Korea	2.3
Zambia	2.2
Finland	2.0
Netherlands	1.7

India	1.2%
Japan	1.0
Canada	1.0
Italy	0.9
Germany	0.9
South Africa	0.0 *

109.5
Liabilities in excess of other assets	(9.5)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Portfolio did not hold any derivative instruments as of December 31, 2020, accordingly, no derivative positions were presented in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)
Equity contracts	$(32,774)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A155

NATURAL RESOURCES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

For the year ended December 31, 2020, the Portfolio did not have any net change in unrealized appreciation (depreciation) on derivatives in the Statement of Operations.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$35,574,298	$(35,574,298)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A156

NATURAL RESOURCES PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $35,574,298:
Unaffiliated investments (cost $254,900,995)	$383,083,083
Affiliated investments (cost $37,723,306)	37,743,111
Foreign currency, at value (cost $2,017)	2,024
Tax reclaim receivable	866,885
Dividends receivable	341,652
Receivable from affiliate.	15,171
Receivable for Portfolio shares sold	4,368
Prepaid expenses	4,692

Total Assets	422,060,986

LIABILITIES
Payable to broker for collateral for securities on loan	36,595,143
Payable to affiliate	653,809
Accrued expenses and other liabilities	168,267
Management fee payable	141,329
Foreign capital gains tax liability accrued	128,644
Payable for Portfolio shares purchased	107,628
Distribution fee payable	6,904
Administration fee payable	4,145
Trustees’ fees payable	1,271
Affiliated transfer agent fee payable	980

Total Liabilities	37,808,120

NET ASSETS	$384,252,866

Net assets were comprised of:
Partners’ Equity.	$384,252,866

Class I:
Net asset value and redemption price per share, $351,776,864 / 12,873,378 outstanding shares of beneficial interest	$27.33

Class II:
Net asset value and redemption price per share, $32,476,002 / 1,239,137 outstanding shares of beneficial interest	$26.21

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $401,639 foreign withholding tax, of which $29,684 is reimbursable by an affiliate)	$8,537,622
Income from securities lending, net (including affiliated income of $87,606)	575,735
Affiliated dividend income.	53,407

Total income	9,166,764

EXPENSES
Management fee	1,451,295
Distribution fee—Class II	93,917
Administration fee—Class II.	56,351
Shareholders’ reports	107,955
Custodian and accounting fees	95,360
Audit fee	32,191
Legal fees and expenses	25,420
Trustees’ fees	13,730
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,683
Miscellaneous	27,411

Total expenses	1,914,313
Less: Fee waivers and/or expense reimbursement	(25,801)

Net expenses	1,888,512

NET INVESTMENT INCOME (LOSS)	7,278,252

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(26,908)) (net of foreign capital gains taxes $(11,103))	(34,616,758)
Foreign currency transactions	(183,342)

(34,800,100)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $17,813) (net of change in foreign capital gains taxes $(128,644))	67,197,152
Foreign currencies.	16,032

67,213,184

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	32,413,084

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$39,691,336

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$7,278,252	$11,602,931
Net realized gain (loss) on investment and foreign currency transactions	(34,800,100)	(12,742,060)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	67,213,184	40,509,829

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	39,691,336	39,370,700

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	18,902,478	11,326,229
Portfolio shares purchased	(56,008,630)	(41,844,684)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS .	(37,106,152)	(30,518,455)

CAPITAL CONTRIBUTIONS	—	6,508

TOTAL INCREASE (DECREASE)	2,585,184	8,858,753
NET ASSETS:
Beginning of year	381,667,682	372,808,929

End of year.	$384,252,866	$381,667,682

SEE NOTES TO FINANCIAL STATEMENTS.

A157

SMALL CAPITALIZATION STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 99.6%
COMMON STOCKS — 99.4%	Shares	Value
Aerospace & Defense — 1.6%
AAR Corp.	32,461	$1,175,737
Aerojet Rocketdyne Holdings, Inc.*	70,295	3,715,091
AeroVironment, Inc.*	21,484	1,866,960
Cubic Corp.	30,873	1,915,361
Kaman Corp.	27,112	1,548,909
Moog, Inc. (Class A Stock)	28,754	2,280,192
National Presto Industries, Inc.	5,089	450,020
Park Aerospace Corp.	18,244	244,652
Triumph Group, Inc.	50,700	636,792

		13,833,714

Air Freight & Logistics — 0.7%
Atlas Air Worldwide Holdings, Inc.*	25,610	1,396,769
Echo Global Logistics, Inc.*	26,030	698,125
Forward Air Corp.	26,946	2,070,531
Hub Group, Inc. (Class A Stock)*	32,810	1,870,170

		6,035,595

Airlines — 0.6%
Allegiant Travel Co.	12,844	2,430,599
Hawaiian Holdings, Inc.	44,870	794,199
SkyWest, Inc.	49,010	1,975,593

		5,200,391

Auto Components — 1.6%
American Axle & Manufacturing Holdings, Inc.*	110,540	921,904
Cooper Tire & Rubber Co.	49,240	1,994,220
Cooper-Standard Holdings, Inc.*	16,530	573,095
Dorman Products, Inc.*	28,150	2,443,983
Gentherm, Inc.*	32,020	2,088,344
LCI Industries	24,579	3,187,405
Motorcar Parts of America, Inc.*	18,580	364,540
Patrick Industries, Inc.	21,510	1,470,208
Standard Motor Products, Inc.	19,799	801,068

		13,844,767

Automobiles — 0.2%
Winnebago Industries, Inc.	33,061	1,981,676

Banks — 8.5%
Allegiance Bancshares, Inc.	18,450	629,699
Ameris Bancorp(a)	67,910	2,585,334
Banc of California, Inc.	43,180	635,178
BancFirst Corp.	18,250	1,071,275
BankUnited, Inc.	90,330	3,141,678
Banner Corp.	34,380	1,601,764
Berkshire Hills Bancorp, Inc.	49,530	847,954
Boston Private Financial Holdings, Inc.	79,962	675,679
Brookline Bancorp, Inc.	76,982	926,863
Cadence BanCorp	123,020	2,019,988
Central Pacific Financial Corp.	27,410	521,064
City Holding Co.	15,464	1,075,521
Columbia Banking System, Inc.	69,978	2,512,210
Community Bank System, Inc.	52,346	3,261,679
Customers Bancorp, Inc..*	28,350	515,403
CVB Financial Corp.	124,500	2,427,750
Dime Community Bancshares, Inc.	27,671	436,372

COMMON STOCKS (continued)	Shares	Value
Banks (cont’d.)
Eagle Baneacorp, Inc.	31,500	$1,300,950
FB Financial Corp.	30,510	1,059,612
First Bancorp	28,040	948,593
First BanCorp. (Puerto Rico)	213,122	1,964,985
First Commonwealth Financial Corp.	93,750	1,025,625
First Financial Bancorp	95,643	1,676,622
First Hawaiian, Inc.	127,890	3,015,646
First Midwest Bancorp, Inc.	111,540	1,775,717
Great Western Bancorp, Inc.	53,680	1,121,912
Hanmi Financial Corp.	29,636	336,072
Heritage Financial Corp.	35,100	820,989
Hope Bancorp, Inc.	120,474	1,314,371
Independent Bank Corp.	32,286	2,358,170
Independent Bank Group, Inc.	35,910	2,245,093
National Bank Holdings Corp. (Class A Stock)	29,940	980,834
NBT Bancorp, Inc.	42,700	1,370,670
OFG Bancorp (Puerto Rico)	50,070	928,298
Old National Bancorp	161,527	2,674,887
Pacific Premier Bancorp, Inc.	92,295	2,891,602
Park National Corp.(a)	13,900	1,459,639
Preferred Bank	13,270	669,737
Renasant Corp.(a)	54,950	1,850,716
S&T Bancorp, Inc.	38,473	955,669
Seacoast Banking Corp. of Florida*	53,880	1,586,766
ServisFirst Bancshares, Inc.(a)	45,790	1,844,879
Simmons First National Corp. (Class A Stock)	106,406	2,297,306
Southside Bancshares, Inc.	30,736	953,738
Tompkins Financial Corp.	11,884	839,010
Triumph Bancorp, Inc.*	22,150	1,075,383
United Community Banks, Inc.	84,677	2,408,214
Veritex Holdings, Inc.	48,420	1,242,457
Westamerica BanCorp	26,320	1,455,233

		73,334,806

Beverages — 0.3%
Coca-Cola Consolidated, Inc.(a)	4,550	1,211,529
MGP Ingredients, Inc.(a)	12,920	608,015
National Beverage Corp.(a)	11,450	972,105

		2,791,649

Biotechnology — 1.3%
Anika Therapeutics, Inc.*(a)	13,950	631,377
Coherus Biosciences, Inc.*(a)	61,840	1,074,779
Cytokinetics, Inc.*(a)	69,120	1,436,314
Eagle Pharmaceuticals, Inc.*	11,360	529,035
Enanta Pharmaceuticals, Inc.*(a)	17,480	735,908
Myriad Genetics, Inc.*	73,410	1,451,683
REGENXBIO, Inc.*	29,260	1,327,234
Spectrum Pharmaceuticals, Inc.*	141,950	484,049
Vanda Pharmaceuticals, Inc.*	53,320	700,625
Xencor, Inc.*	56,200	2,452,006

		10,823,010

Building Products — 2.0%
AAON, Inc.	39,909	2,659,137
American Woodmark Corp.*	16,650	1,562,602

SEE NOTES TO FINANCIAL STATEMENTS.

A158

SMALL CAPITALIZATION STOCK PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Building Products (cont’d.)
Apogee Enterprises, Inc.	25,758	$816,013
Gibraltar Industries, Inc.*	31,858	2,291,864
Griffon Corp.	43,899	894,662
Insteel Industries, Inc.	18,750	417,562
PGT Innovations, Inc.*	57,470	1,168,940
Quanex Building Products Corp.	31,928	707,844
Resideo Technologies, Inc.*	137,200	2,916,872
UFP Industries, Inc.	59,832	3,323,668

		16,759,164

Capital Markets — 1.0%
Blucora, Inc.*	46,762	743,983
Brightsphere Investment Group, Inc.	58,560	1,129,037
Donnelley Financial Solutions, Inc.*	28,837	489,364
Greenhill & Co., Inc.	13,770	167,168
Piper Sandler Cos	13,475	1,359,627
StoneX Group, Inc.*	15,930	922,347
Virtus Investment Partners, Inc.	7,010	1,521,170
Waddell & Reed Financial, Inc. (Class A Stock)(a)	61,020	1,554,179
WisdomTree Investments, Inc.	108,350	579,673

		8,466,548

Chemicals — 2.9%
AdvanSix, Inc.*	27,380	547,326
American Vanguard Corp.	25,948	402,713
Balchem Corp.	31,693	3,651,667
Ferro Corp.*	80,390	1,176,106
FutureFuel Corp.	25,050	318,135
GCP Applied Technologies, Inc.*	47,150	1,115,098
Hawkins, Inc.	9,300	486,483
HB Fuller Co.	50,608	2,625,543
Innospec, Inc.	24,070	2,183,871
Koppers Holdings, Inc.*	20,530	639,715
Kraton Corp.*	31,160	865,936
Livent Corp.*	142,790	2,690,164
Quaker Chemical Corp.(a)	12,948	3,280,894
Rayonier Advanced Materials, Inc.*	61,370	400,132
Stepan Co.	20,940	2,498,561
Tredegar Corp.(a)	25,155	420,089
Trinseo SA	37,450	1,917,814

		25,220,247

Commercial Services & Supplies — 1.9%
ABM Industries, Inc.	65,143	2,465,011
Brady Corp. (Class A Stock)	47,412	2,504,302
CoreCivic, Inc.(a)	116,550	763,402
Deluxe Corp.	40,900	1,194,280
Harsco Corp.*	77,100	1,386,258
Interface, Inc.	57,162	600,201
Matthews International Corp. (Class A Stock)	30,990	911,106
Pitney Bowes, Inc.(a)	168,600	1,038,576
Team, Inc.*	29,710	323,839
UniFirst Corp.	14,920	3,158,415
US Ecology, Inc.	30,850	1,120,780
Viad Corp.	20,027	724,377

		16,190,547

COMMON STOCKS (continued)	Shares	Value
Communications Equipment — 1.1%
ADTRAN, Inc.	46,710	$689,907
Applied Optoelectronics, Inc.*(a)	20,450	174,030
CalAmp Corp.*	33,840	335,693
Comtech Telecommunications Corp.	24,289	502,539
Digi International, Inc.*	28,384	536,458
Extreme Networks, Inc.*	119,870	825,904
Harmonic, Inc.*(a)	95,124	702,966
NETGEAR, Inc.*	29,656	1,204,923
Plantronics, Inc.(a)	36,560	988,217
Viavi Solutions, Inc.*(a)	223,670	3,349,458

		9,310,095

Construction & Engineering — 0.8%
Aegion Corp.*	30,087	571,352
Arcosa, Inc.	47,180	2,591,598
Comfort Systems USA, Inc.	35,644	1,877,013
Granite Construction, Inc.(a)	45,640	1,219,044
MYR Group, Inc.*	16,420	986,842

		7,245,849

Construction Materials — 0.1%
U.S. Concrete, Inc.*	15,500	619,535

Consumer Finance — 0.9%
Encore Capital Group, Inc.*(a)	30,690	1,195,375
Enova International, Inc.*	34,739	860,485
EZCORP, Inc. (Class A Stock)*	50,121	240,080
Green Dot Corp. (Class A Stock)*	52,300	2,918,340
PRA Group, Inc.*(a)	44,497	1,764,751
World Acceptance Corp.*(a)	3,912	399,885

		7,378,916

Containers & Packaging — 0.1%
Myers Industries, Inc.	34,870	724,599

Distributors — 0.2%
Core-Mark Holding Co., Inc.	43,850	1,287,875

Diversified Consumer Services — 0.2%
American Public Education, Inc.*	14,533	442,966
Perdoceo Education Corp.*	67,680	854,798
Regis Corp.*(a)	23,700	217,803

		1,515,567

Diversified Telecommunication Services — 1.3%
ATN International, Inc.(a)	10,700	446,832
Cincinnati Bell, Inc.*	49,330	753,762
Cogent Communications Holdings, Inc.	41,090	2,460,058
Consolidated Communications Holdings, Inc.*	70,640	345,430
Iridium Communications, Inc.*	114,740	4,512,150
Vonage Holdings Corp.*	228,020	2,935,758

		11,453,990

Electrical Equipment — 0.5%
AZZ, Inc.	25,542	1,211,712
Encore Wire Corp.	20,141	1,219,940
Powell Industries, Inc.	8,622	254,263
Vicor Corp.*	20,681	1,907,202

		4,593,117

SEE NOTES TO FINANCIAL STATEMENTS.

A159

SMALL CAPITALIZATION STOCK PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Electronic Equipment, Instruments & Components — 3.8%
Arlo Technologies, Inc.*	76,904	$599,082
Badger Meter, Inc.	28,524	2,682,968
Bel Fuse, Inc. (Class B Stock)	9,972	149,879
Benchmark Electronics, Inc.	35,720	964,797
CTS Corp.	31,604	1,084,965
Daktronics, Inc.(a)	35,308	165,242
ePlus, Inc.*	13,230	1,163,579
Fabrinet (Thailand)*	36,180	2,807,206
FARO Technologies, Inc.*	17,484	1,234,895
Insight Enterprises, Inc.*	34,315	2,611,028
Itron, Inc.*	39,480	3,786,132
Knowles Corp.*	89,400	1,647,642
Methode Electronics, Inc.	36,746	1,406,637
MTS Systems Corp.	18,885	1,098,352
OSI Systems, Inc.*	16,330	1,522,283
PC Connection, Inc.	10,800	510,732
Plexus Corp.*	28,230	2,207,868
Rogers Corp.*	18,291	2,840,409
Sanmina Corp.*	63,580	2,027,566
ScanSource, Inc.*	24,803	654,303
TTM Technologies, Inc.*(a)	96,789	1,335,204

		32,500,769

Energy Equipment & Services — 1.3%
Archrock, Inc.	125,160	1,083,886
Bristow Group, Inc.*	22,697	597,385
Core Laboratories NV(a)	43,400	1,150,534
DMC Global, Inc.(a)	14,470	625,827
Dril-Quip, Inc.*	34,250	1,014,485
Exterran Corp.*	23,680	104,666
Helix Energy Solutions Group, Inc.*	137,510	577,542
Helmerich & Payne, Inc.	105,160	2,435,506
Matrix Service Co.*	25,563	281,704
Nabors Industries Ltd.	6,286	366,034
Oceaneering International, Inc.*	96,650	768,367
Oil States International, Inc.*	59,250	297,435
Patterson-UTI Energy, Inc.	182,550	960,213
ProPetro Holding Corp.*	78,700	581,593
RPC, Inc.*(a)	56,100	176,715
US Silica Holdings, Inc.(a)	72,020	505,580

		11,527,472

Entertainment — 0.2%
Glu Mobile, Inc.*	144,420	1,301,224
Marcus Corp. (The)(a)	22,308	300,712

		1,601,936

Equity Real Estate Investment Trusts (REITs) — 7.3%
Acadia Realty Trust	84,115	1,193,592
Agree Realty Corp.(a)	54,130	3,603,975
Alexander & Baldwin, Inc.	70,550	1,212,049
American Assets Trust, Inc.	48,850	1,410,788
Armada Hoffler Properties, Inc.	56,460	633,481
Brandywine Realty Trust(a)	166,660	1,984,921
CareTrust REIT, Inc.	93,565	2,075,272
Centerspace	12,710	897,834
Chatham Lodging Trust	45,850	495,180
Community Healthcare Trust, Inc.	21,570	1,016,163

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (cont’d.)
DiamondRock Hospitality Co.	194,990	$1,608,667
Diversified Healthcare Trust	232,630	958,436
Easterly Government Properties, Inc.	79,360	1,797,504
Essential Properties Realty Trust, Inc.(a)	102,310	2,168,972
Four Corners Property Trust, Inc.	71,779	2,136,861
Franklin Street Properties Corp.	94,252	411,881
GEO Group, Inc. (The)(a)	118,500	1,049,910
Getty Realty Corp.	35,064	965,663
Global Net Lease, Inc.	87,410	1,498,207
Hersha Hospitality Trust	35,250	278,123
Independence Realty Trust, Inc.(a)	92,690	1,244,827
Industrial Logistics Properties Trust	63,800	1,485,902
Innovative Industrial Properties, Inc.(a)	21,720	3,977,584
iStar, Inc.(a)	72,150	1,071,427
Kite Realty Group Trust	82,292	1,231,088
Lexington Realty Trust	270,666	2,874,473
LTC Properties, Inc.	38,406	1,494,377
Mack-Cali Realty Corp.	84,050	1,047,263
National Storage Affiliates Trust(a)	60,850	2,192,425
NexPoint Residential Trust, Inc.(a)	21,690	917,704
Office Properties Income Trust	47,150	1,071,248
Retail Opportunity Investments Corp.	115,350	1,544,536
Retail Properties of America, Inc. (Class A Stock)	209,260	1,791,266
RPT Realty	78,980	683,177
Safehold, Inc.(a)	14,040	1,017,760
Saul Centers, Inc.	12,630	400,118
SITE Centers Corp.	147,200	1,489,664
Summit Hotel Properties, Inc.	103,180	929,652
Tanger Factory Outlet Centers, Inc.(a)	91,000	906,360
Uniti Group, Inc.	227,200	2,665,056
Universal Health Realty Income Trust	12,580	808,517
Urstadt Biddle Properties, Inc. (Class A Stock)	29,090	411,042
Washington Real Estate Investment Trust	80,400	1,739,052
Whitestone	38,400	306,048
Xenia Hotels & Resorts, Inc.	111,100	1,688,720

		62,386,765

Food & Staples Retailing — 0.6%
Andersons, Inc. (The)	29,964	734,417
Chefs’ Warehouse, Inc. (The)*(a)	31,800	816,942
PriceSmart, Inc.	22,830	2,079,585
SpartanNash Co.	34,826	606,321
United Natural Foods, Inc.*(a)	54,590	871,802

		5,109,067

Food Products — 1.3%
B&G Foods, Inc.(a)	62,780	1,740,890
Calavo Growers, Inc.	16,260	1,128,932
Cal-Maine Foods, Inc.*(a)	36,610	1,374,339
Fresh Del Monte Produce, Inc.	29,500	710,065
J & J Snack Foods Corp.	14,708	2,285,182
John B. Sanfilippo & Son, Inc.	8,670	683,716
Seneca Foods Corp. (Class A Stock)*	6,570	262,143

SEE NOTES TO FINANCIAL STATEMENTS.

A160

SMALL CAPITALIZATION STOCK PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Food Products (cont’d.)
Simply Good Foods Co. (The)*	82,300	$2,580,928

		10,766,195

Gas Utilities — 0.6%
Chesapeake Utilities Corp.	17,110	1,851,473
Northwest Natural Holding Co.	29,935	1,376,710
South Jersey Industries, Inc.(a)	98,314	2,118,667

		5,346,850

Health Care Equipment & Supplies — 3.0%
AngioDynamics, Inc.*	37,050	567,977
Cardiovascular Systems, Inc.*	39,200	1,715,392
CONMED Corp.	28,019	3,138,128
CryoLife, Inc.*	37,853	893,709
Cutera, Inc.*	17,100	412,281
Glaukos Corp.*(a)	43,940	3,306,924
Heska Corp.*(a)	8,710	1,268,611
Inogen, Inc.*	17,940	801,559
Integer Holdings Corp.*	32,204	2,614,643
Invacare Corp.(a)	33,152	296,710
Lantheus Holdings, Inc.*	65,100	878,199
LeMaitre Vascular, Inc.(a)	16,550	670,275
Meridian Bioscience, Inc.*	41,985	784,700
Merit Medical Systems, Inc.*	47,808	2,653,822
Mesa Laboratories, Inc.(a)	4,770	1,367,273
Natus Medical, Inc.*	33,015	661,621
OraSure Technologies, Inc.*(a)	69,870	739,574
Orthofix Medical, Inc.*	18,910	812,752
Surmodics, Inc.*	13,342	580,644
Tactile Systems Technology, Inc.*	18,950	851,613
Varex Imaging Corp.*	38,140	636,175
Zynex, Inc.*(a)	19,000	255,740

		25,908,322

Health Care Providers & Services — 4.1%
Addus HomeCare Corp.*	14,710	1,722,394
AMN Healthcare Services, Inc.*	45,959	3,136,702
BioTelemetry, Inc.*(a)	33,480	2,413,238
Community Health Systems, Inc.*	109,860	816,260
CorVel Corp.*	8,940	947,640
Covetrus, Inc.*	96,920	2,785,481
Cross Country Healthcare, Inc.*	33,723	299,123
Ensign Group, Inc. (The)	49,840	3,634,333
Fulgent Genetics, Inc.*(a)	12,840	668,964
Hanger, Inc.*	37,100	815,829
Magellan Health, Inc.*	22,321	1,849,072
MEDNAX, Inc.*(a)	83,600	2,051,544
Owens & Minor, Inc.	71,850	1,943,542
Pennant Group, Inc. (The)*	24,855	1,443,081
Providence Service Corp. (The)*	12,100	1,677,423
R1 RCM, Inc.*	114,060	2,739,721
RadNet, Inc.*	41,790	817,830
Select Medical Holdings Corp.*	105,440	2,916,470
Tivity Health, Inc.*(a)	36,368	712,449
US Physical Therapy, Inc.	12,590	1,513,948

		34,905,044

COMMON STOCKS (continued)	Shares	Value
Health Care Technology — 1.7%
Allscripts Healthcare Solutions, Inc.*(a)	154,420	$2,229,825
Computer Programs & Systems, Inc.	12,336	331,098
HealthStream, Inc.*(a)	24,790	541,414
HMS Holdings Corp.*	86,580	3,181,815
NextGen Healthcare, Inc.*	53,984	984,668
Omnicell, Inc.*	41,442	4,973,869
Simulations Plus, Inc.(a)	14,850	1,068,012
Tabula Rasa HealthCare, Inc.*(a)	21,240	909,921

		14,220,622

Hotels, Restaurants & Leisure — 1.7%
BJ’s Restaurants, Inc.*(a)	21,862	841,468
Bloomin’ Brands, Inc.(a)	77,740	1,509,711
Brinker International, Inc.	44,260	2,503,788
Cheesecake Factory, Inc. (The)(a)	41,050	1,521,313
Chuy’s Holdings, Inc.*(a)	19,190	508,343
Dave & Buster’s Entertainment, Inc.(a)	46,330	1,390,827
Dine Brands Global, Inc.	16,025	929,450
El Pollo Loco Holdings, Inc.*(a)	18,310	331,411
Fiesta Restaurant Group, Inc.*	16,900	192,660
Monarch Casino & Resort, Inc.*	12,551	768,372
Red Robin Gourmet Burgers, Inc.*(a)	15,163	291,585
Ruth’s Hospitality Group, Inc.	30,898	547,822
Shake Shack, Inc. (Class A Stock)*(a)	34,840	2,953,735

		14,290,485

Household Durables — 2.4%
Cavco Industries, Inc.*	8,400	1,473,780
Century Communities, Inc.*	28,420	1,244,228
Ethan Allen Interiors, Inc.	21,189	428,230
Installed Building Products, Inc.*	22,190	2,261,827
iRobot Corp.*(a)	27,550	2,211,989
La-Z-Boy, Inc.	45,071	1,795,629
LGI Homes, Inc.*	21,640	2,290,594
M/I Homes, Inc.*	28,160	1,247,206
MDC Holdings, Inc.	50,095	2,434,617
Meritage Homes Corp.*	36,837	3,050,840
Tupperware Brands Corp.*	48,000	1,554,720
Universal Electronics, Inc.*	13,474	706,846

		20,700,506

Household Products — 0.6%
Central Garden & Pet Co.*	9,550	368,725
Central Garden & Pet Co. (Class A Stock)*	38,158	1,386,280
WD-40 Co.(a)	13,429	3,567,817

		5,322,822

Industrial Conglomerates — 0.1%
Raven Industries, Inc.	34,980	1,157,488

Insurance — 2.8%
Ambac Financial Group, Inc.*	44,750	688,255
American Equity Investment Life Holding Co.	89,970	2,488,570
AMERISAFE, Inc.	18,934	1,087,380
Assured Guaranty Ltd.	78,930	2,485,506
eHealth, Inc.*(a)	25,371	1,791,446
Employers Holdings, Inc.	28,425	915,001

SEE NOTES TO FINANCIAL STATEMENTS.

A161

SMALL CAPITALIZATION STOCK PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Insurance (cont’d.)
HCI Group, Inc.(a)	6,030	$315,369
Horace Mann Educators Corp.	40,520	1,703,461
James River Group Holdings Ltd.	29,920	1,470,568
Palomar Holdings, Inc.*	21,250	1,887,850
ProAssurance Corp.	52,496	933,904
Safety Insurance Group, Inc.	13,860	1,079,694
Stewart Information Services Corp.	26,112	1,262,776
Third Point Reinsurance Ltd. (Bermuda)*	80,010	761,695
Trupanion, Inc.*(a)	32,060	3,837,903
United Fire Group, Inc.	20,951	525,870
United Insurance Holdings Corp.	19,650	112,398
Universal Insurance Holdings, Inc.	27,620	417,338

		23,764,984

Interactive Media & Services — 0.1%
QuinStreet, Inc.*	47,460	1,017,542

Internet & Direct Marketing Retail — 0.7%
Liquidity Services, Inc.*	25,550	406,501
PetMed Express, Inc.(a)	19,831	635,782
Shutterstock, Inc.	21,640	1,551,588
Stamps.com, Inc.*	17,860	3,503,953

		6,097,824

IT Services — 2.2%
Cardtronics PLC (Class A Stock)*	34,850	1,230,205
CSG Systems International, Inc.	32,174	1,450,082
EVERTEC, Inc. (Puerto Rico)	58,350	2,294,322
ExlService Holdings, Inc.*	33,120	2,819,506
ManTech International Corp. (Class A Stock)	26,620	2,367,583
NIC, Inc.	65,500	1,691,865
Perficient, Inc.*	32,234	1,535,950
Sykes Enterprises, Inc.*	38,750	1,459,712
TTEC Holdings, Inc.	17,857	1,302,311
Unisys Corp.*(a)	61,550	1,211,304
Virtusa Corp.*	27,850	1,423,971

		18,786,811

Leisure Products — 1.1%
Callaway Golf Co.(a)	92,040	2,209,880
Sturm Ruger & Co., Inc.(a)	17,137	1,115,105
Vista Outdoor, Inc.*	56,800	1,349,568
YETI Holdings, Inc.*	73,250	5,015,428

		9,689,981

Life Sciences Tools & Services — 0.8%
Luminex Corp.(a)	42,180	975,202
NeoGenomics, Inc.*	108,540	5,843,793

		6,818,995

Machinery — 5.9%
Alamo Group, Inc.	9,690	1,336,736
Albany International Corp. (Class A Stock)	30,074	2,208,033
Astec Industries, Inc.	22,090	1,278,569
Barnes Group, Inc.	45,516	2,307,206
Chart Industries, Inc.*(a)	34,580	4,073,178

COMMON STOCKS (continued)	Shares	Value
Machinery (cont’d.)
CIRCOR International, Inc.*	19,578	$752,578
Enerpac Tool Group Corp.	58,434	1,321,193
EnPro Industries, Inc.	20,108	1,518,556
ESCO Technologies, Inc.	25,501	2,632,213
Federal Signal Corp.	59,130	1,961,342
Franklin Electric Co., Inc.	37,560	2,599,528
Greenbrier Cos., Inc. (The)(a)	32,130	1,168,889
Hillenbrand, Inc.	73,088	2,908,903
John Bean Technologies Corp.	31,077	3,538,738
Lindsay Corp.	10,679	1,371,824
Lydall, Inc.*	16,406	492,672
Meritor, Inc.*	70,650	1,971,842
Mueller Industries, Inc.	55,758	1,957,663
Proto Labs, Inc.*(a)	26,210	4,020,614
SPX Corp.*	43,810	2,389,397
SPX FLOW, Inc.*	41,250	2,390,850
Standex International Corp.	12,130	940,318
Tennant Co.	18,100	1,270,077
Titan International, Inc.	48,800	237,168
Wabash National Corp.(a)	51,640	889,757
Watts Water Technologies, Inc. (Class A Stock)	26,871	3,270,201

		50,808,045

Marine — 0.4%
Matson, Inc.	42,090	2,397,867
SEACOR Holdings, Inc.*	18,741	776,815

		3,174,682

Media — 0.6%
AMC Networks, Inc. (Class A Stock)*(a)	29,140	1,042,338
EW Scripps Co. (The) (Class A Stock)(a)	55,661	851,057
Gannett Co., Inc.*(a)	127,010	426,753
Meredith Corp.	39,350	755,520
Scholastic Corp.	29,170	729,250
TechTarget, Inc.*	23,120	1,366,623

		5,171,541

Metals & Mining — 2.0%
Allegheny Technologies, Inc.*	123,950	2,078,641
Arconic Corp.*	94,990	2,830,702
Carpenter Technology Corp.	46,980	1,368,058
Century Aluminum Co.*	48,843	538,738
Cleveland-Cliffs, Inc.(a)	390,106	5,679,943
Haynes International, Inc.	12,370	294,901
Kaiser Aluminum Corp.	15,490	1,531,961
Materion Corp.	19,928	1,269,812
Olympic Steel, Inc.	8,718	116,211
SunCoke Energy, Inc.	80,600	350,610
TimkenSteel Corp.*(a)	36,610	170,969
Warrior Met Coal, Inc.	49,950	1,064,934

		17,295,480

Mortgage Real Estate Investment Trusts (REITs) — 1.0%
Apollo Commercial Real Estate Finance, Inc.(a)	126,010	1,407,532

SEE NOTES TO FINANCIAL STATEMENTS.

A162

SMALL CAPITALIZATION STOCK PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Mortgage Real Estate Investment Trusts (REITs) (cont’d.)
ARMOUR Residential REIT, Inc.	63,100	$680,849
Capstead Mortgage Corp.	93,750	544,687
Granite Point Mortgage Trust, Inc.(a)	53,800	537,462
Invesco Mortgage Capital, Inc.(a)	176,700	597,246
KKR Real Estate Finance Trust, Inc.(a) .	26,550	475,776
New York Mortgage Trust, Inc.	368,500	1,359,765
PennyMac Mortgage Investment Trust	96,500	1,697,435
Ready Capital Corp.(a)	39,653	493,680
Redwood Trust, Inc.	109,120	958,074

		8,752,506

Multiline Retail — 0.6%
Big Lots, Inc.(a)	34,930	1,499,545
Macy’s, Inc.(a)	303,150	3,410,437

		4,909,982

Multi-Utilities — 0.3%
Avista Corp.	67,173	2,696,324

Oil, Gas & Consumable Fuels — 1.7%
Bonanza Creek Energy, Inc.*	18,020	348,327
Callon Petroleum Co.*(a)	38,760	510,082
CONSOL Energy, Inc.*	28,930	208,585
Dorian LPG Ltd.*	32,690	398,491
Green Plains, Inc.*(a)	32,490	427,893
Laredo Petroleum, Inc.*	8,812	173,596
Matador Resources Co.*(a)	107,100	1,291,626
Par Pacific Holdings, Inc.*	38,770	542,004
PBF Energy, Inc. (Class A Stock)(a)	93,740	665,554
PDC Energy, Inc.*	97,258	1,996,707
Penn Virginia Corp.*	14,480	146,972
QEP Resources, Inc.	236,100	564,279
Range Resources Corp.*	250,050	1,675,335
Renewable Energy Group, Inc.*(a)	38,450	2,723,029
REX American Resources Corp.*	5,170	379,840
SM Energy Co.	103,600	634,032
Southwestern Energy Co.*(a)	631,160	1,880,857
Talos Energy, Inc.*	22,550	185,812

		14,753,021

Paper & Forest Products — 0.7%
Boise Cascade Co.	38,340	1,832,652
Clearwater Paper Corp.*	16,200	611,550
Glatfelter Corp.	43,260	708,599
Mercer International, Inc. (Germany)	38,400	393,600
Neenah, Inc.	16,458	910,456
Schweitzer-Mauduit International, Inc.	30,656	1,232,678

		5,689,535

Personal Products — 0.5%
Inter Parfums, Inc.	17,300	1,046,477
Medifast, Inc.	11,540	2,265,764
USANA Health Sciences, Inc.*(a)	11,750	905,925

		4,218,166

Pharmaceuticals — 1.2%
Amphastar Pharmaceuticals, Inc.*(a)	35,600	715,916
ANI Pharmaceuticals, Inc.*	9,440	274,138
Corcept Therapeutics, Inc.*(a)	102,250	2,674,860

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals (cont’d.)
Endo International PLC*(a)	224,700	$1,613,346
Innoviva, Inc.*	61,350	760,126
Lannett Co., Inc.*(a)	33,300	217,116
Pacira BioSciences, Inc.*(a)	42,450	2,540,208
Phibro Animal Health Corp. (Class A Stock)	19,600	380,632
Supernus Pharmaceuticals, Inc.*(a)	51,410	1,293,476

		10,469,818

Professional Services — 1.1%
Exponent, Inc.	50,470	4,543,814
Forrester Research, Inc.*	10,722	449,252
Heidrick & Struggles International, Inc.	18,874	554,518
Kelly Services, Inc. (Class A Stock)	32,469	667,887
Korn Ferry	52,940	2,302,890
Resources Connection, Inc.	29,500	370,815
TrueBlue, Inc.*	34,488	644,581

		9,533,757

Real Estate Management & Development — 0.5%
Marcus & Millichap, Inc.*	23,550	876,767
Realogy Holdings Corp.*	112,750	1,479,280
REX Holdings, Inc. (Class A Stock)	18,180	660,479
St. Joe Co. (The)	30,470	1,293,451

		4,309,977

Road & Rail — 0.9%
ArcBest Corp.	24,845	1,060,136
Heartland Express, Inc.	48,018	869,126
Marten Transport Ltd.	57,175	985,125
Saia, Inc.*	25,620	4,632,096

		7,546,483

Semiconductors & Semiconductor Equipment — 4.3%
Advanced Energy Industries, Inc.*	37,487	3,635,114
Axcelis Technologies, Inc.*	32,720	952,806
Brooks Automation, Inc.	72,215	4,899,788
CEVA, Inc.*	21,740	989,170
Cohu, Inc.	40,997	1,565,265
Diodes, Inc.*	41,190	2,903,895
DSP Group, Inc.*	21,238	352,338
FormFactor, Inc.*	75,700	3,256,614
Ichor Holdings Ltd.*	22,690	683,990
Kulicke & Soffa Industries, Inc. (Singapore)	60,642	1,929,022
MaxLinear, Inc.*	65,950	2,518,631
Onto Innovation, Inc.*	47,727	2,269,419
PDF Solutions, Inc.*	28,650	618,840
Photronics, Inc.*	63,780	711,785
Power Integrations, Inc.	58,530	4,791,266
Rambus, Inc.*	111,320	1,943,647
SMART Global Holdings, Inc.*(a)	13,630	512,897
Ultra Clean Holdings, Inc.*	39,520	1,231,048
Veeco Instruments, Inc.*	48,293	838,367

		36,603,902

Software — 3.1%
8x8, Inc.*(a)	103,980	3,584,191

SEE NOTES TO FINANCIAL STATEMENTS.

A163

SMALL CAPITALIZATION STOCK PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Software (cont’d.)
Agilysys, Inc.*	19,872	$762,687
Alarm.com Holdings, Inc.*	43,690	4,519,730
Bottomline Technologies DE, Inc.*	38,310	2,020,469
Ebix, Inc.(a)	23,047	875,095
LivePerson, Inc.*(a)	60,820	3,784,829
MicroStrategy, Inc. (Class A Stock)*(a)	7,130	2,770,361
OneSpan, Inc.*	33,230	687,196
Progress Software Corp.	44,087	1,992,292
SPS Commerce, Inc.*	34,590	3,756,128
Xperi Holding Corp.	103,325	2,159,493

		26,912,471

Specialty Retail — 3.8%
Aaron’s Co., Inc. (The)*	32,800	621,888
Abercrombie & Fitch Co. (Class A Stock)	60,900	1,239,924
America’s Car-Mart, Inc.*	6,020	661,237
Asbury Automotive Group, Inc.*(a)	18,890	2,753,029
Barnes & Noble Education, Inc.*(a)	28,826	134,041
Bed Bath & Beyond, Inc.(a)	123,070	2,185,723
Boot Barn Holdings, Inc.*	28,220	1,223,619
Buckle, Inc. (The)(a)	28,059	819,323
Caleres, Inc.	36,774	575,513
Cato Corp. (The) (Class A Stock)	18,773	180,033
Chico’s FAS, Inc.	116,500	185,235
Children’s Place, Inc. (The)*(a)	14,285	715,679
Conn’s, Inc.*(a)	18,600	217,434
Designer Brands, Inc. (Class A Stock)	57,300	438,345
GameStop Corp. (Class A Stock)*(a)	53,320	1,004,549
Genesco, Inc.*	13,952	419,816
Group 1 Automotive, Inc.(a)	16,904	2,216,791
Guess?, Inc.(a)	36,570	827,213
Haverty Furniture Cos., Inc.(a)	16,361	452,709
Hibbett Sports, Inc.*(a)	16,286	752,087
Lumber Liquidators Holdings, Inc.*	28,172	866,007
MarineMax, Inc.*	21,622	757,419
Michaels Cos., Inc. (The)*(a)	71,950	936,070
Monro, Inc.	32,552	1,735,022
ODP Corp. (The)(a)	51,505	1,509,096
Rent-A-Center, Inc.	47,600	1,822,604
Sally Beauty Holdings, Inc.*(a)	110,100	1,435,704
Shoe Carnival, Inc.(a)	8,410	329,504
Signet Jewelers Ltd.(a)	51,150	1,394,860
Sleep Number Corp.*(a)	27,190	2,225,773
Sonic Automotive, Inc. (Class A Stock)(a)	23,227	895,865
Zumiez, Inc.*	20,450	752,151

		32,284,263

Technology Hardware, Storage & Peripherals — 0.2%
3D Systems Corp.*(a)	121,180	1,269,966
Diebold Nixdorf, Inc.*(a)	75,650	806,429

		2,076,395

Textiles, Apparel & Luxury Goods — 2.4%
Capri Holdings Ltd.*	147,290	6,186,180
Crocs, Inc.*	66,013	4,136,375
Fossil Group, Inc.*(a)	45,420	393,792

COMMON STOCKS (continued)	Shares	Value
Textiles, Apparel & Luxury Goods (cont’d.)
G-III Apparel Group Ltd.*	42,430	$1,007,288
Kontoor Brands, Inc.	45,870	1,860,487
Movado Group, Inc.*	15,987	265,704
Oxford Industries, Inc.(a)	16,536	1,083,273
Steven Madden Ltd.	75,625	2,671,075
Unifi, Inc.*	14,530	257,762
Vera Bradley, Inc.*	21,350	169,946
Wolverine World Wide, Inc.	80,224	2,507,000

		20,538,882

Thrifts & Mortgage Finance — 2.1%
Axos Financial, Inc.*(a)	50,160	1,882,505
Capitol Federal Financial, Inc.	126,060	1,575,750
Flagstar Bancorp, Inc.	46,330	1,888,411
HomeStreet, Inc.	21,340	720,225
Meta Financial Group, Inc.	32,760	1,197,706
Mr. Cooper Group, Inc.*	70,150	2,176,754
NMI Holdings, Inc. (Class A Stock)*	82,850	1,876,553
Northfield Bancorp, Inc.	46,400	572,112
Northwest Bancshares, Inc.	124,670	1,588,296
Provident Financial Services, Inc.	71,150	1,277,854
TrustCo Bank Corp.	94,015	627,080
Walker & Dunlop, Inc.	28,470	2,619,809

		18,003,055

Tobacco — 0.3%
Universal Corp.	24,000	1,166,640
Vector Group Ltd.	124,352	1,448,701

		2,615,341

Trading Companies & Distributors — 0.7%
Applied Industrial Technologies, Inc.	37,968	2,961,124
DXP Enterprises, Inc.*	15,900	353,457
Foundation Building Materials, Inc.*	21,800	418,778
GMS, Inc.*	41,650	1,269,492
NOW, Inc.*	106,730	766,321
Veritiv Corp.*	12,040	250,312

		6,019,484

Water Utilities — 0.6%
American States Water Co.	36,132	2,872,855
California Water Service Group	48,720	2,632,342

		5,505,197

Wireless Telecommunication Services — 0.3%
Shenandoah Telecommunications Co.	48,730	2,107,572
Spok Holdings, Inc.	17,120	190,546

		2,298,118

TOTAL COMMON STOCKS (cost $533,102,741)		852,718,562

EXCHANGE-TRADED FUND — 0.2%
iShares Core S&P Small-Cap ETF, Class E(a) (cost $1,652,579)	23,400	2,150,460

TOTAL LONG-TERM INVESTMENTS (cost $534,755,320)		854,869,022

SEE NOTES TO FINANCIAL STATEMENTS.

A164

SMALL CAPITALIZATION STOCK PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value

SHORT-TERM INVESTMENTS — 18.2%
AFFILIATED MUTUAL FUNDS — 18.2%
PGIM Core Ultra Short Bond Fund(w)	1,916,230	$1,916,230
PGIM Institutional Money Market Fund (cost $153,618,336; includes $153,595,681 of cash collateral for securities on loan)(b)(w)	153,884,630	153,807,687

TOTAL AFFILIATED MUTUAL FUNDS (cost $155,534,566)		155,723,917

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION(k)(n) — 0.0%
U.S. Treasury Bills
0.070%	03/18/21	250	249,965

(cost $249,963)
TOTAL SHORT-TERM INVESTMENTS (cost $155,784,529)			155,973,882

TOTAL INVESTMENTS — 117.8% (cost $690,539,849)			1,010,842,904
Liabilities in excess of other assets(z) — (17.8)%			(152,856,690)

NET ASSETS — 100.0%			$857,986,214

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $149,795,663; cash collateral of $153,595,681 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown is the effective yield at purchase date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
30	Russell 2000 E-Mini Index	Mar. 2021	$2,962,200	$5,078

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
UBS Securities LLC	$—	$249,965

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A165

SMALL CAPITALIZATION STOCK PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$13,833,714	$—	$—
Air Freight & Logistics	6,035,595	—	—
Airlines	5,200,391	—	—
Auto Components	13,844,767	—	—
Automobiles	1,981,676	—	—
Banks	73,334,806	—	—
Beverages	2,791,649	—	—
Biotechnology	10,823,010	—	—
Building Products	16,759,164	—	—
Capital Markets	8,466,548	—	—
Chemicals	25,220,247	—	—
Commercial Services & Supplies	16,190,547	—	—
Communications Equipment	9,310,095	—	—
Construction & Engineering	7,245,849	—	—
Construction Materials	619,535	—	—
Consumer Finance	7,378,916	—	—
Containers & Packaging	724,599	—	—
Distributors	1,287,875	—	—
Diversified Consumer Services	1,515,567	—	—
Diversified Telecommunication Services	11,453,990	—	—
Electrical Equipment	4,593,117	—	—
Electronic Equipment, Instruments & Components	32,500,769	—	—
Energy Equipment & Services	11,527,472	—	—
Entertainment	1,601,936	—	—
Equity Real Estate Investment Trusts (REITs)	62,386,765	—	—
Food & Staples Retailing	5,109,067	—	—
Food Products	10,766,195	—	—
Gas Utilities	5,346,850	—	—
Health Care Equipment & Supplies	25,908,322	—	—
Health Care Providers & Services	34,905,044	—	—
Health Care Technology	14,220,622	—	—
Hotels, Restaurants & Leisure	14,290,485	—	—
Household Durables	20,700,506	—	—
Household Products	5,322,822	—	—
Industrial Conglomerates	1,157,488	—	—
Insurance	23,764,984	—	—
Interactive Media & Services	1,017,542	—	—
Internet & Direct Marketing Retail	6,097,824	—	—
IT Services	18,786,811	—	—
Leisure Products	9,689,981	—	—
Life Sciences Tools & Services	6,818,995	—	—
Machinery	50,808,045	—	—
Marine	3,174,682	—	—
Media	5,171,541	—	—
Metals & Mining	17,295,480	—	—
Mortgage Real Estate Investment Trusts (REITs)	8,752,506	—	—
Multiline Retail	4,909,982	—	—
Multi-Utilities	2,696,324	—	—
Oil, Gas & Consumable Fuels	14,753,021	—	—
Paper & Forest Products	5,689,535	—	—
Personal Products	4,218,166	—	—
Pharmaceuticals	10,469,818	—	—
Professional Services	9,533,757	—	—
Real Estate Management & Development	4,309,977	—	—
Road & Rail	7,546,483	—	—
Semiconductors & Semiconductor Equipment	36,603,902	—	—
Software	26,912,471	—	—
Specialty Retail	32,284,263	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A166

SMALL CAPITALIZATION STOCK PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Technology Hardware, Storage & Peripherals	$2,076,395	$—	$—
Textiles, Apparel & Luxury Goods	20,538,882	—	—
Thrifts & Mortgage Finance	18,003,055	—	—
Tobacco	2,615,341	—	—
Trading Companies & Distributors	6,019,484	—	—
Water Utilities	5,505,197	—	—
Wireless Telecommunication Services	2,298,118	—	—
Exchange-Traded Fund	2,150,460	—	—
Affiliated Mutual Funds	155,723,917	—	—
U.S. Treasury Obligation	—	249,965	—

Total	$1,010,592,939	$249,965	$—

Other Financial Instruments*
Assets
Futures Contracts	$5,078	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Affiliated Mutual Funds (17.9% represents investments purchased with collateral from securities on loan)	18.2%
Banks	8.5
Equity Real Estate Investment Trusts (REITs)	7.3
Machinery	5.9
Semiconductors & Semiconductor Equipment	4.3
Health Care Providers & Services	4.1
Electronic Equipment, Instruments & Components	3.8
Specialty Retail	3.8
Software	3.1
Health Care Equipment & Supplies	3.0
Chemicals	2.9
Insurance	2.8
Household Durables	2.4
Textiles, Apparel & Luxury Goods	2.4
IT Services	2.2
Thrifts & Mortgage Finance	2.1
Metals & Mining	2.0
Building Products	2.0
Commercial Services & Supplies	1.9
Oil, Gas & Consumable Fuels	1.7
Hotels, Restaurants & Leisure	1.7
Health Care Technology	1.7
Auto Components	1.6
Aerospace & Defense	1.6
Energy Equipment & Services	1.3
Diversified Telecommunication Services	1.3
Biotechnology	1.3
Food Products	1.3
Pharmaceuticals	1.2
Leisure Products	1.1
Professional Services	1.1
Communications Equipment	1.1

Mortgage Real Estate Investment Trusts (REITs)	1.0%
Capital Markets	1.0
Road & Rail	0.9
Consumer Finance	0.9
Construction & Engineering	0.8
Life Sciences Tools & Services	0.8
Internet & Direct Marketing Retail	0.7
Air Freight & Logistics	0.7
Trading Companies & Distributors	0.7
Paper & Forest Products	0.7
Water Utilities	0.6
Gas Utilities	0.6
Household Products	0.6
Airlines	0.6
Media	0.6
Food & Staples Retailing	0.6
Multiline Retail	0.6
Electrical Equipment	0.5
Real Estate Management & Development	0.5
Personal Products	0.5
Marine	0.4
Beverages	0.3
Multi-Utilities	0.3
Tobacco	0.3
Wireless Telecommunication Services	0.3
Exchange-Traded Fund	0.2
Technology Hardware, Storage & Peripherals	0.2
Automobiles	0.2
Entertainment	0.2
Diversified Consumer Services	0.2
Distributors	0.2
Industrial Conglomerates	0.1
Interactive Media & Services	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A167

SMALL CAPITALIZATION STOCK PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification (continued):
Containers & Packaging	0.1%
Construction Materials	0.1
U.S. Treasury Obligation	0.0 *

117.8
Liabilities in excess of other assets	(17.8)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$5,078	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value		Futures
Equity contracts		$272,051

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures
Equity contracts	$16,987	$(24,691)

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$2,761,366

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

A168

SMALL CAPITALIZATION STOCK PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$149,795,663	$(149,795,663)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A169

SMALL CAPITALIZATION STOCK PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $149,795,663:
Unaffiliated investments (cost $535,005,283)	$855,118,987
Affiliated investments (cost $155,534,566)	155,723,917
Dividends and interest receivable	922,966
Receivable for investments sold	611,447
Receivable for Portfolio shares sold	4,693
Tax reclaim receivable	1,322
Prepaid expenses	7,563

Total Assets	1,012,390,895

LIABILITIES
Payable to broker for collateral for securities on loan	153,595,681
Accrued expenses and other liabilities	277,398
Management fee payable	249,814
Payable for Portfolio shares purchased	245,208
Payable for investments purchased	30,545
Due to broker-variation margin futures	1,998
Trustees’ fees payable	1,735
Payable to affiliate	1,322
Affiliated transfer agent fee payable	980

Total Liabilities	154,404,681

NET ASSETS	$857,986,214

Net assets were comprised of:
Partners’ Equity	$857,986,214

Net asset value and redemption price per share, $857,986,214 / 17,965,148 outstanding shares of beneficial interest	$47.76

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $13,125 foreign withholding tax)	$9,383,408
Income from securities lending, net (including affiliated income of $434,257)	886,374
Affiliated dividend income	12,285
Interest income	292

Total income	10,282,359

EXPENSES
Management fee	2,453,539
Custodian and accounting fees	127,139
Shareholders’ reports	105,133
Legal fees and expenses	26,972
Audit fee	24,792
Trustees’ fees	18,630
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,684
Miscellaneous	24,878

Total expenses	2,791,767

NET INVESTMENT INCOME (LOSS)	7,490,592

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(120,046))	19,269,054
Futures transactions	272,051

19,541,105

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $155,631)	51,060,847
Futures	(24,691)

51,036,156

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	70,577,261

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$78,067,853

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$7,490,592	$9,157,915
Net realized gain (loss) on investment transactions	19,541,105	51,329,626
Net change in unrealized appreciation (depreciation) on investments	51,036,156	98,364,111

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	78,067,853	158,851,652

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [412,603 and 457,311 shares, respectively]	15,006,733	18,453,240
Portfolio shares purchased [1,826,796 and 1,807,785 shares, respectively]	(69,049,362)	(71,967,512)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(54,042,629)	(53,514,272)

TOTAL INCREASE (DECREASE)	24,025,224	105,337,380
NET ASSETS:
Beginning of year	833,960,990	728,623,610

End of year	$857,986,214	$833,960,990

SEE NOTES TO FINANCIAL STATEMENTS.

A170

SP INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 98.5%
COMMON STOCKS — 97.5%	Shares	Value
Argentina — 2.6%
MercadoLibre, Inc.*	1,625	$2,722,232

Australia — 1.3%
Aristocrat Leisure Ltd.	14,922	358,280
Cochlear Ltd.	2,944	429,914
CSL Ltd.	2,502	548,959

		1,337,153

Austria — 0.5%
BAWAG Group AG, 144A*	10,581	492,356

Belgium — 0.3%
KBC Group NV*	4,486	316,228

Canada — 2.4%
Canadian National Railway Co.	6,242	686,233
Shopify, Inc. (Class A Stock)*	1,609	1,821,307

		2,507,540

China — 5.8%
Alibaba Group Holding Ltd.*	31,416	946,193
Meituan (Class B Stock)*	20,684	788,915
NetEase, Inc.	31,725	607,194
TAL Education Group, ADR*	9,359	669,262
Tencent Holdings Ltd.	23,522	1,708,629
Wuxi Biologics Cayman, Inc., 144A*	94,974	1,281,286

		6,001,479

Denmark — 2.4%
Chr Hansen Holding A/S*	1,379	141,669
Coloplast A/S (Class B Stock)	3,417	519,485
DSV Panalpina A/S	2,447	410,405
Novo Nordisk A/S (Class B Stock)	8,204	569,620
Orsted A/S, 144A	3,922	804,440

		2,445,619

Finland — 0.7%
Neste OYJ	10,060	728,424

France — 11.6%
Air Liquide SA	1,543	254,360
Airbus SE*	5,779	635,016
Arkema SA	1,335	153,086
Dassault Systemes SE	3,786	771,325
Hermes International	211	227,006
Kering SA	908	659,763
L’Oreal SA	4,469	1,699,558
LVMH Moet Hennessy Louis Vuitton SE	4,014	2,505,820
Pernod Ricard SA	6,927	1,328,373
Remy Cointreau SA	2,650	493,959
Safran SA*	5,312	755,904
Sartorius Stedim Biotech	899	321,365
Schneider Electric SE	4,122	598,375
Teleperformance	3,468	1,158,259
TOTAL SE	9,185	396,310

		11,958,479

Germany — 5.4%
adidas AG*	1,065	388,928

COMMON STOCKS (continued)	Shares	Value
Germany (cont’d.)
Brenntag AG	6,482	$503,430
Deutsche Boerse AG	1,791	305,200
Gerresheimer AG	6,841	735,852
Hypoport SE*	348	220,932
Infineon Technologies AG	38,581	1,490,670
Rational AG(a)	538	501,738
SAP SE	726	96,278
SAP SE, ADR(a)	4,805	626,524
Scout24 AG, 144A	4,677	384,176
TeamViewer AG, 144A*	5,027	270,534

		5,524,262

Hong Kong — 2.7%
AIA Group Ltd.	101,000	1,243,737
Techtronic Industries Co. Ltd.	108,732	1,556,994

		2,800,731

India — 1.7%
HDFC Bank Ltd., ADR*	8,682	627,361
Infosys Ltd., ADR	29,648	502,534
Reliance Industries Ltd., 144A, GDR	10,928	598,454

		1,728,349

Ireland — 2.6%
AerCap Holdings NV*	4,279	195,037
CRH PLC	19,323	811,249
Kerry Group PLC (Class A Stock)	5,115	741,313
Kingspan Group PLC*	7,120	500,699
Smurfit Kappa Group PLC	9,838	459,224

		2,707,522

Israel — 2.6%
Check Point Software Technologies Ltd.*(a)	6,381	848,099
Nice Ltd., ADR*(a)	3,907	1,107,791
Wix.com Ltd.*	3,043	760,628

		2,716,518

Italy — 2.1%
Brunello Cucinelli SpA*(a)	14,440	632,167
Ferrari NV	4,951	1,149,168
Nexi SpA, 144A*	20,075	402,662

		2,183,997

Japan — 9.8%
Asahi Intecc Co. Ltd.	7,500	273,672
Bridgestone Corp.	12,200	400,221
Daikin Industries Ltd.	5,300	1,179,306
GMO Payment Gateway, Inc.	4,433	594,584
Hoya Corp.	9,000	1,246,285
Kao Corp.	2,800	216,126
Keyence Corp.	3,433	1,932,233
M3, Inc.	2,200	208,054
Menicon Co. Ltd.	8,815	533,034
Nihon M&A Center, Inc.	6,200	415,401
Otsuka Corp.	2,400	126,609
Sanwa Holdings Corp.	34,100	397,484
SCSK Corp.	4,500	257,395

SEE NOTES TO FINANCIAL STATEMENTS.

A171

SP INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Japan (cont’d.)
Shionogi & Co. Ltd.	4,900	$267,939
Shiseido Co. Ltd.	5,300	366,429
SMC Corp.	1,000	610,871
Terumo Corp.	6,700	280,210
Tokio Marine Holdings, Inc.	6,000	308,564
Toyota Motor Corp.	6,800	524,492

		10,138,909

Netherlands — 6.6%
Adyen NV, 144A*	1,343	3,133,572
ASML Holding NV	3,958	1,945,308
Heineken NV	6,523	728,831
Koninklijke Philips NV*	10,783	585,964
NXP Semiconductors NV	2,871	456,518

		6,850,193

New Zealand — 0.3%
Fisher & Paykel Healthcare Corp. Ltd.	12,649	299,796

Norway — 0.3%
TOMRA Systems ASA	7,195	355,620

Singapore — 0.4%
DBS Group Holdings Ltd.	21,900	415,776

Spain — 0.5%
Amadeus IT Group SA	6,396	467,454

Sweden — 2.7%
Assa Abloy AB (Class B Stock)	22,585	557,506
Atlas Copco AB (Class A Stock)	13,287	677,545
Autoliv, Inc.	1,635	150,584
Hexagon AB (Class B Stock)	10,498	958,906
Nibe Industrier AB (Class B Stock)	12,336	404,952

		2,749,493

Switzerland — 9.1%
Alcon, Inc.*	4,463	296,968
Givaudan SA	200	848,420
Julius Baer Group Ltd.	7,772	446,863
Lonza Group AG	2,046	1,319,151
Novartis AG	6,826	645,701
Partners Group Holding AG	902	1,074,651
Roche Holding AG	2,825	988,775
SGS SA	131	396,448
SIG Combibloc Group AG*	27,492	639,342
Sika AG	2,252	617,767
Sonova Holding AG*	2,441	635,934
Straumann Holding AG	554	646,008
Temenos AG	3,048	427,330
UBS Group AG	26,368	377,969

		9,361,327

Taiwan — 4.5%
Sea Ltd., ADR*(a)	12,094	2,407,311
Taiwan Semiconductor Manufacturing Co. Ltd.	59,000	1,114,507
Taiwan Semiconductor Manufacturing Co. Ltd., ADR.	10,415	1,135,651

		4,657,469

COMMON STOCKS (continued)	Shares	Value
United Kingdom — 13.7%
Abcam PLC	30,961	$657,273
Ashtead Group PLC	14,938	701,179
Barratt Developments PLC*	28,510	262,576
Bunzl PLC	28,626	956,917
Compass Group PLC	22,016	409,945
DCC PLC	8,616	610,346
Diageo PLC	22,944	903,866
Electrocomponents PLC	55,398	660,958
Experian PLC	37,602	1,428,480
Farfetch Ltd. (Class A Stock)*	7,896	503,844
Fevertree Drinks PLC	14,087	488,945
Halma PLC	10,237	343,454
London Stock Exchange Group PLC	7,808	964,460
Prudential PLC	24,042	443,466
Reckitt Benckiser Group PLC	7,551	677,317
RELX PLC	26,975	660,294
Rentokil Initial PLC*	54,280	378,803
Rightmove PLC*	28,993	258,619
Segro PLC, REIT	36,584	475,688
Smith & Nephew PLC	16,752	347,831
Spectris PLC	4,689	180,603
Spirax-Sarco Engineering PLC	2,466	382,324
St. James’s Place PLC	16,761	260,515
Trainline PLC, 144A*	37,031	236,631
Unilever PLC	9,109	554,105
Weir Group PLC (The)*	14,231	386,607

		14,135,046

United States — 4.9%
Aon PLC (Class A Stock)(a)	2,794	590,288
Atlassian Corp. PLC (Class A Stock)*	5,476	1,280,672
Ferguson PLC	6,291	766,003
Lululemon Athletica, Inc.*	3,813	1,327,038
QIAGEN NV*(a)	5,335	281,955
Spotify Technology SA*	2,731	859,337

		5,105,293

TOTAL COMMON STOCKS (cost $58,325,657)		100,707,265

PREFERRED STOCK — 1.0%
Germany
Sartorius AG (PRFC)	2,482	1,046,929

(cost $184,703)
TOTAL LONG-TERM INVESTMENTS (cost $58,510,360)		101,754,194

SHORT-TERM INVESTMENTS — 7.1%

AFFILIATED MUTUAL FUNDS — 6.7%
PGIM Core Ultra Short Bond Fund(w)	979,546	979,546
PGIM Institutional Money Market Fund (cost $5,975,385; includes $5,974,516 of cash collateral for securities on loan)(b)(w)	5,982,903	5,979,911

TOTAL AFFILIATED MUTUAL FUNDS (cost $6,954,931)		6,959,457

SEE NOTES TO FINANCIAL STATEMENTS.

A172

SP INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Shares	Value

UNAFFILIATED FUND — 0.4%
BlackRock Liquidity FedFund, (Institutional Shares)	397,740	$397,740

(cost $397,740)
TOTAL SHORT-TERM INVESTMENTS (cost $7,352,671)		7,357,197

TOTAL INVESTMENTS — 105.6% (cost $65,863,031)		109,111,391
Liabilities in excess of other assets — (5.6)%		(5,774,150)

NET ASSETS — 100.0%		$103,337,241

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $5,856,173; cash collateral of $5,974,516 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Argentina	$2,722,232	$—	$—
Australia	—	1,337,153	—
Austria	—	492,356	—
Belgium	—	316,228	—
Canada	2,507,540	—	—
China	669,262	5,332,217	—
Denmark	—	2,445,619	—
Finland	—	728,424	—
France	—	11,958,479	—
Germany	626,524	4,897,738	—
Hong Kong	—	2,800,731	—
India	1,129,895	598,454	—
Ireland	195,037	2,512,485	—
Israel	2,716,518	—	—
Italy	—	2,183,997	—
Japan	—	10,138,909	—
Netherlands	456,518	6,393,675	—
New Zealand	—	299,796	—
Norway	—	355,620	—

SEE NOTES TO FINANCIAL STATEMENTS.

A173

SP INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Singapore	$—	$415,776	$—
Spain	—	467,454	—
Sweden	150,584	2,598,909	—
Switzerland	—	9,361,327	—
Taiwan	3,542,962	1,114,507	—
United Kingdom	503,844	13,631,202	—
United States	4,339,290	766,003	—
Preferred Stock
Germany	—	1,046,929	—
Affiliated Mutual Funds	6,959,457	—	—
Unaffiliated Fund	397,740	—	—

Total	$26,917,403	$82,193,988	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

IT Services	7.7%
Health Care Equipment & Supplies	6.9
Affiliated Mutual Funds (5.8% represents investments purchased with collateral from securities on loan)	6.7
Semiconductors & Semiconductor Equipment	5.9
Textiles, Apparel & Luxury Goods	5.5
Software	5.3
Internet & Direct Marketing Retail	5.0
Machinery	4.1
Professional Services	3.9
Beverages	3.9
Life Sciences Tools & Services	3.8
Entertainment	3.7
Trading Companies & Distributors	3.6
Capital Markets	3.4
Electronic Equipment, Instruments & Components	3.3
Building Products	2.9
Personal Products	2.6
Insurance	2.5
Pharmaceuticals	2.5
Interactive Media & Services	2.3
Chemicals	2.0
Banks	1.8
Oil, Gas & Consumable Fuels	1.7
Automobiles	1.6

Aerospace & Defense	1.3%
Biotechnology	1.1
Containers & Packaging	1.0
Construction Materials	0.8
Electric Utilities	0.8
Hotels, Restaurants & Leisure	0.8
Food Products	0.7
Commercial Services & Supplies	0.7
Road & Rail	0.7
Household Products	0.7
Diversified Consumer Services	0.6
Industrial Conglomerates	0.6
Electrical Equipment	0.6
Auto Components	0.6
Equity Real Estate Investment Trusts (REITs)	0.5
Air Freight & Logistics	0.4
Unaffiliated Fund	0.4
Household Durables	0.3
Diversified Financial Services	0.2
Health Care Technology	0.2

105.6
Liabilities in excess of other assets	(5.6)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A174

SP INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$5,856,173	$(5,856,173)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A175

SP INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $5,856,173:
Unaffiliated investments (cost $58,908,100)	$102,151,934
Affiliated investments (cost $6,954,931)	6,959,457
Foreign currency, at value (cost $56,836)	56,614
Receivable for investments sold	309,845
Tax reclaim receivable	308,635
Dividends receivable	25,935
Receivable from affiliate	11,864
Receivable for Portfolio shares sold	3,703
Prepaid expenses	2,914

Total Assets	109,830,901

LIABILITIES
Payable to broker for collateral for securities on loan	5,974,516
Payable to affiliate	155,798
Payable for investments purchased	150,569
Accrued expenses and other liabilities	135,654
Management fee payable	55,310
Payable for Portfolio shares purchased	19,821
Affiliated transfer agent fee payable	980
Trustees’ fees payable	954
Distribution fee payable	36
Administration fee payable	22

Total Liabilities	6,493,660

NET ASSETS	$103,337,241

Net assets were comprised of:
Partners’ Equity	$103,337,241

Class I:
Net asset value and redemption price per share, $103,163,060 / 8,415,841 outstanding shares of beneficial interest	$12.26

Class II:
Net asset value and redemption price per share, $174,181 / 14,821 outstanding shares of beneficial interest	$11.75

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $122,255 foreign withholding tax, of which $24,723 is reimbursable by an affiliate)	$892,557
Income from securities lending, net (including affiliated income of $8,636)	12,246
Affiliated dividend income	6,882

Total income	911,685

EXPENSES
Management fee	734,837
Distribution fee—Class II	360
Administration fee—Class II	216
Custodian and accounting fees	180,267
Audit fee	30,492
Shareholders’ reports	27,459
Legal fees and expenses	24,600
Trustees’ fees	10,889
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	27,135

Total expenses	1,046,937
Less: Fee waivers and/or expense reimbursement	(173,661)

Net expenses	873,276

NET INVESTMENT INCOME (LOSS)	38,409

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(4,327))	8,938,425
Foreign currency transactions	(12,841)

8,925,584

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $4,215)	16,513,414
Foreign currencies	12,404

16,525,818

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	25,451,402

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$25,489,811

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$38,409	$511,862
Net realized gain (loss) on investment and foreign currency transactions	8,925,584	4,000,687
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	16,525,818	17,472,656

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	25,489,811	21,985,205

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	5,403,610	2,564,427
Portfolio shares purchased	(13,300,644)	(9,145,577)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(7,897,034)	(6,581,150)

CAPITAL CONTRIBUTIONS	—	87,941

TOTAL INCREASE (DECREASE)	17,592,777	15,491,996
NET ASSETS:
Beginning of year	85,744,464	70,252,468

End of year	$103,337,241	$85,744,464

SEE NOTES TO FINANCIAL STATEMENTS.

A176

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 99.0%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 0.7%
HEICO Corp. (Class A Stock)	22,746	$2,662,647

Automobiles — 0.4%
Thor Industries, Inc.(a)	16,293	1,515,086

Banks — 0.8%
First Republic Bank	21,546	3,165,754

Beverages — 0.6%
Constellation Brands, Inc. (Class A Stock)	9,952	2,179,986

Biotechnology — 5.0%
Agios Pharmaceuticals, Inc.*(a)	33,699	1,460,178
Alnylam Pharmaceuticals, Inc.*	21,191	2,754,194
Exact Sciences Corp.*	35,240	4,668,947
Exelixis, Inc.*	113,690	2,281,758
Intercept Pharmaceuticals, Inc.*(a)	8,003	197,674
Ionis Pharmaceuticals, Inc.*	22,711	1,284,080
Neurocrine Biosciences, Inc.*	20,036	1,920,451
Sarepta Therapeutics, Inc.*	10,000	1,704,900
Seagen, Inc.*	16,614	2,909,776

		19,181,958

Building Products — 2.7%
Fortune Brands Home & Security, Inc.	38,264	3,279,990
Trane Technologies PLC	28,834	4,185,544
Trex Co., Inc.*(a)	35,821	2,998,934

		10,464,468

Capital Markets — 4.4%
Blackstone Group, Inc. (The) (Class A Stock)	32,322	2,094,789
Charles Schwab Corp. (The)	71,622	3,798,831
Evercore, Inc. (Class A Stock)	19,899	2,181,726
MarketAxess Holdings, Inc.	6,020	3,434,771
MSCI, Inc.	8,393	3,747,726
S&P Global, Inc.	5,267	1,731,421

		16,989,264

Commercial Services & Supplies — 1.3%
Copart, Inc.*	40,397	5,140,518

Containers & Packaging — 1.0%
Ball Corp.	40,636	3,786,462

Electrical Equipment — 2.2%
AMETEK, Inc.	27,508	3,326,817
Generac Holdings, Inc.*	21,499	4,889,088

		8,215,905

Electronic Equipment, Instruments & Components — 4.1%
Amphenol Corp. (Class A Stock)	32,154	4,204,779
Keysight Technologies, Inc.*	31,512	4,162,420
Littelfuse, Inc.	7,569	1,927,521
Zebra Technologies Corp. (Class A Stock)*	13,682	5,258,403

		15,553,123

Entertainment — 4.6%
Roku, Inc.*	16,444	5,459,737

COMMON STOCKS (continued)	Shares	Value
Entertainment (cont’d.)
Spotify Technology SA*	20,787	$6,540,837
Take-Two Interactive Software, Inc.*	25,891	5,379,891

		17,380,465

Health Care Equipment & Supplies — 3.6%
Cooper Cos., Inc. (The)	7,127	2,589,382
DexCom, Inc.*	7,213	2,666,790
Insulet Corp.*	14,355	3,669,569
ResMed, Inc.	22,533	4,789,614

		13,715,355

Health Care Providers & Services — 4.0%
Acadia Healthcare Co., Inc.*	30,837	1,549,866
Amedisys, Inc.*	11,376	3,336,922
Centene Corp.*	38,660	2,320,760
Cigna Corp.	15,216	3,167,667
McKesson Corp.	28,889	5,024,375

		15,399,590

Health Care Technology — 2.2%
Teladoc Health, Inc.*(a)	20,757	4,150,570
Veeva Systems, Inc. (Class A Stock)*	15,421	4,198,367

		8,348,937

Hotels, Restaurants & Leisure — 2.2%
Airbnb, Inc. (Class A Stock)*	10,366	1,521,729
Chipotle Mexican Grill, Inc.*	3,446	4,778,602
Las Vegas Sands Corp.	37,565	2,238,874

		8,539,205

Household Durables — 2.1%
Garmin Ltd.	25,333	3,031,347
Helen of Troy Ltd.*(a)	15,728	3,494,604
NVR, Inc.*	374	1,525,868

		8,051,819

Industrial Conglomerates — 0.6%
Carlisle Cos., Inc.	15,352	2,397,675

Insurance — 0.9%
Progressive Corp. (The)	22,454	2,220,252
Selectquote, Inc.*(a)	54,182	1,124,276

		3,344,528

Interactive Media & Services — 3.1%
Match Group, Inc.*	39,636	5,992,567
Pinterest, Inc. (Class A Stock)*	48,770	3,213,943
Zillow Group, Inc. (Class C Stock)*	18,835	2,444,783

		11,651,293

Internet & Direct Marketing Retail — 1.5%
Booking Holdings, Inc.*	1,216	2,708,360
Chewy, Inc. (Class A Stock)*(a)	33,467	3,008,349

		5,716,709

IT Services — 6.6%
Booz Allen Hamilton Holding Corp.	50,564	4,408,170
Global Payments, Inc.	20,479	4,411,586
MongoDB, Inc.*(a)	10,732	3,853,217

SEE NOTES TO FINANCIAL STATEMENTS.

A177

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
IT Services (cont’d.)
Okta, Inc.*	16,979	$4,317,081
Snowflake, Inc. (Class A Stock)*(a)	3,564	1,002,910
Square, Inc. (Class A Stock)*	10,775	2,345,071
Twilio, Inc. (Class A Stock)*	14,267	4,829,379

		25,167,414

Leisure Products — 0.5%
Brunswick Corp.(a)	23,835	1,817,180

Life Sciences Tools & Services — 1.7%
Maravai LifeSciences Holdings, Inc. (Class A Stock)*(a)	85,262	2,391,599
Mettler-Toledo International, Inc.*	3,707	4,224,794

		6,616,393

Machinery — 2.4%
Ingersoll Rand, Inc.*	65,515	2,984,863
ITT, Inc.	37,387	2,879,547
Stanley Black & Decker, Inc.	19,199	3,428,174

		9,292,584

Metals & Mining — 0.5%
Freeport-McMoRan, Inc.	73,943	1,923,997

Pharmaceuticals — 3.5%
Catalent, Inc.*	33,017	3,436,079
Horizon Therapeutics PLC*	59,455	4,349,133
Jazz Pharmaceuticals PLC*	16,670	2,751,384
Royalty Pharma PLC (Class A Stock)	55,100	2,757,755

		13,294,351

Professional Services — 3.8%
CoStar Group, Inc.*	3,845	3,553,857
Equifax, Inc.	25,202	4,859,954
FTI Consulting, Inc.*	17,920	2,002,022
IHS Markit Ltd.	46,095	4,140,714

		14,556,547

Road & Rail — 1.6%
Lyft, Inc. (Class A Stock)*	47,735	2,345,221
Old Dominion Freight Line, Inc.	19,601	3,825,723

		6,170,944

Semiconductors & Semiconductor Equipment — 9.7%
Advanced Micro Devices, Inc.*	39,777	3,647,949
Cree, Inc.*(a)	13,362	1,415,036
Enphase Energy, Inc.*(a)	36,195	6,351,137
Entegris, Inc.	45,976	4,418,293
Lam Research Corp.	7,640	3,608,143
Microchip Technology, Inc.	31,409	4,337,897
SolarEdge Technologies, Inc.*	14,734	4,701,914
Teradyne, Inc.	37,725	4,522,850
Xilinx, Inc.	29,095	4,124,798

		37,128,017

Software — 14.0%
Cadence Design Systems, Inc.*	37,873	5,167,013
Coupa Software, Inc.*	9,422	3,193,210
Crowdstrike Holdings, Inc. (Class A Stock)*	27,378	5,799,208

COMMON STOCKS (continued)	Shares	Value
Software (cont’d.)
DocuSign, Inc.*	18,341	$4,077,204
Five9, Inc.*	19,148	3,339,411
HubSpot, Inc.*(a)	11,633	4,611,787
RingCentral, Inc. (Class A Stock)*	15,011	5,688,719
Splunk, Inc.*	25,232	4,286,665
Synopsys, Inc.*	24,326	6,306,272
Trade Desk, Inc. (The) (Class A Stock)*.	9,469	7,584,669
Zscaler, Inc.*	17,840	3,562,826

		53,616,984

Specialty Retail — 5.8%
Burlington Stores, Inc.*(a)	14,113	3,691,255
CarMax, Inc.*(a)	24,010	2,267,985
National Vision Holdings, Inc.*(a)	47,719	2,161,193
O’Reilly Automotive, Inc.*	14,361	6,499,358
Tractor Supply Co.	30,631	4,306,106
Ulta Beauty, Inc.*	11,322	3,251,226

		22,177,123

Textiles, Apparel & Luxury Goods — 0.9%
Lululemon Athletica, Inc.*	9,294	3,234,591

TOTAL LONG-TERM INVESTMENTS (cost $228,039,400)		378,396,872

SHORT-TERM INVESTMENTS — 11.0%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	4,451,129	4,451,129
PGIM Institutional Money Market Fund (cost $37,622,779; includes $37,617,007 of cash collateral for securities on loan)(b)(w)	37,694,739	37,675,892

TOTAL SHORT-TERM INVESTMENTS (cost $42,073,908)		42,127,021

TOTAL INVESTMENTS—110.0% (cost $270,113,308)		420,523,893

Liabilities in excess of other assets — (10.0)%		(38,079,976)

NET ASSETS — 100.0%		$382,443,917

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $36,490,391; cash collateral of $37,617,007 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A178

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted	quoted prices generally in active markets for identical securities.
Level 2—quoted	prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—unobservable	inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$2,662,647	$—	$—
Automobiles	1,515,086	—	—
Banks	3,165,754	—	—
Beverages	2,179,986	—	—
Biotechnology	19,181,958	—	—
Building Products	10,464,468	—	—
Capital Markets	16,989,264	—	—
Commercial Services & Supplies	5,140,518	—	—
Containers & Packaging	3,786,462	—	—
Electrical Equipment	8,215,905	—	—
Electronic Equipment, Instruments & Components	15,553,123	—	—
Entertainment	17,380,465	—	—
Health Care Equipment & Supplies	13,715,355	—	—
Health Care Providers & Services	15,399,590	—	—
Health Care Technology	8,348,937	—	—
Hotels, Restaurants & Leisure	8,539,205	—	—
Household Durables	8,051,819	—	—
Industrial Conglomerates	2,397,675	—	—
Insurance	3,344,528	—	—
Interactive Media & Services	11,651,293	—	—
Internet & Direct Marketing Retail	5,716,709	—	—
IT Services	25,167,414	—	—
Leisure Products	1,817,180	—	—
Life Sciences Tools & Services	6,616,393	—	—
Machinery	9,292,584	—	—
Metals & Mining	1,923,997	—	—
Pharmaceuticals	13,294,351	—	—
Professional Services	14,556,547	—	—
Road & Rail	6,170,944	—	—
Semiconductors & Semiconductor Equipment	37,128,017	—	—
Software	53,616,984	—	—
Specialty Retail	22,177,123	—	—
Textiles, Apparel & Luxury Goods	3,234,591	—	—
Affiliated Mutual Funds	42,127,021	—	—

Total	$420,523,893	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Software	14.0%
Affiliated Mutual Funds (9.8% represents investments purchased with collateral from securities on loan)	11.0
Semiconductors & Semiconductor Equipment	9.7
IT Services	6.6
Specialty Retail	5.8

Biotechnology	5.0%
Entertainment	4.6
Capital Markets	4.4
Electronic Equipment, Instruments & Components	4.1
Health Care Providers & Services	4.0
Professional Services	3.8

SEE NOTES TO FINANCIAL STATEMENTS.

A179

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification (continued):

Health Care Equipment & Supplies	3.6%
Pharmaceuticals	3.5
Interactive Media & Services	3.1
Building Products	2.7
Machinery	2.4
Hotels, Restaurants & Leisure	2.2
Health Care Technology	2.2
Electrical Equipment	2.2
Household Durables	2.1
Life Sciences Tools & Services	1.7
Road & Rail	1.6
Internet & Direct Marketing Retail	1.5
Commercial Services & Supplies	1.3
Containers & Packaging	1.0

Insurance	0.9%
Textiles, Apparel & Luxury Goods	0.9
Banks	0.8
Aerospace & Defense	0.7
Industrial Conglomerates	0.6
Beverages	0.6
Metals & Mining	0.5
Leisure Products	0.5
Automobiles	0.4

110.0
Liabilities in excess of other assets	(10.0)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$36,490,391	$(36,490,391)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A180

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $36,490,391:
Unaffiliated investments (cost $228,039,400)	$378,396,872
Affiliated investments (cost $42,073,908)	42,127,021
Receivable for investments sold	136,611
Dividends receivable	40,361
Tax reclaim receivable	15,073
Receivable for Portfolio shares sold	1,804
Prepaid expenses	4,504

Total Assets	420,722,246

LIABILITIES
Payable to broker for collateral for securities on loan	37,617,007
Payable for Portfolio shares purchased	252,927
Management fee payable	190,753
Accrued expenses and other liabilities	123,453
Payable for investments purchased	81,381
Payable to affiliate	10,447
Trustees’ fees payable	1,272
Affiliated transfer agent fee payable	980
Distribution fee payable	68
Administration fee payable	41

Total Liabilities	38,278,329

NET ASSETS	$382,443,917

Net assets were comprised of:
Partners’ Equity	$382,443,917

Class I:
Net asset value and redemption price per share, $382,118,554 / 13,803,876 outstanding shares of beneficial interest	$27.68

Class II:
Net asset value and redemption price per share, $325,363 / 12,607 outstanding shares of beneficial interest	$25.81

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS) INCOME
Unaffiliated dividend income (net of $3,491 foreign withholding tax)	$1,387,284
Income from securities lending, net (including affiliated income of $113,680)	141,207
Affiliated dividend income	34,099

Total income	1,562,590

EXPENSES
Management fee.	1,814,768
Distribution fee—Class II	913
Administration fee—Class II	548
Custodian and accounting fees	67,726
Shareholders’ reports	38,901
Audit fee	27,892
Legal fees and expenses	25,408
Trustees’ fees	13,672
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,683
Miscellaneous	18,392

Total expenses	2,018,903

NET INVESTMENT INCOME (LOSS)	(456,313)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions (including affiliated of $(31,014))	44,796,196

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $49,089)	80,524,571

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	125,320,767

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$124,864,454

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(456,313)	$(20,214)
Net realized gain (loss) on investment transactions	44,796,196	49,633,228
Net change in unrealized appreciation (depreciation) on investments	80,524,571	29,910,391

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	124,864,454	79,523,405

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	21,356,366	9,574,970
Portfolio shares purchased	(44,027,064)	(24,181,462)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(22,670,698)	(14,606,492)

TOTAL INCREASE (DECREASE)	102,193,756	64,916,913
NET ASSETS:
Beginning of year	280,250,161	215,333,248

End of year	$382,443,917	$280,250,161

SEE NOTES TO FINANCIAL STATEMENTS.

A181

SP SMALL CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 98.2%
COMMON STOCKS — 96.6%	Shares	Value
Aerospace & Defense — 1.5%
AAR Corp.	35,440	$1,283,637
Cubic Corp.	4,761	295,372
Ducommun, Inc.*	12,201	655,194
Kaman Corp.	23,571	1,346,611

		3,580,814

Air Freight & Logistics — 0.3%
Air Transport Services Group, Inc.*	23,723	743,479

Airlines — 0.6%
Allegiant Travel Co.	3,645	689,780
SkyWest, Inc.	18,676	752,829

		1,442,609

Auto Components — 1.6%
Adient PLC*	61,370	2,133,835
Cooper Tire & Rubber Co.	18,314	741,717
Visteon Corp.*	5,210	653,959
Workhorse Group, Inc.*(a)	12,964	256,428

		3,785,939

Banks — 15.3%
Amalgamated Bank (Class A Stock)	15,924	218,796
Ameris Bancorp	48,354	1,840,837
Atlantic Union Bankshares Corp.	45,220	1,489,547
BancorpSouth Bank	54,656	1,499,761
Bank of Hawaii Corp.	5,155	394,976
Banner Corp.	31,638	1,474,014
Brookline Bancorp, Inc.	64,002	770,584
Bryn Mawr Bank Corp.	3,350	102,493
Columbia Banking System, Inc.	47,986	1,722,697
Community Bank System, Inc.	24,954	1,554,884
ConnectOne Bancorp, Inc.	39,820	788,038
CVB Financial Corp.	73,367	1,430,656
FB Financial Corp.	32,622	1,132,962
First Financial Bankshares, Inc.(a)	38,404	1,389,265
First Merchants Corp.	42,029	1,572,305
First Midwest Bancorp, Inc.	30,817	490,607
First of Long Island Corp. (The)	8,461	151,029
German American Bancorp, Inc.	19,687	651,443
Glacier Bancorp, Inc.	44,079	2,028,075
Great Western Bancorp, Inc.	28,080	586,872
Heritage Financial Corp.	28,370	663,574
Home BancShares, Inc.	56,341	1,097,523
Independent Bank Corp.	22,755	1,662,025
Lakeland Financial Corp.	26,858	1,439,052
OceanFirst Financial Corp.	47,887	892,135
Pacific Premier Bancorp, Inc.	39,252	1,229,765
PacWest Bancorp	23,001	584,225
Pinnacle Financial Partners, Inc.	18,220	1,173,368
Renasant Corp.	52,093	1,754,492
Sandy Spring Bancorp, Inc.	8,003	257,616
South State Corp.	28,209	2,039,511
Towne Bank	25,751	604,633
TriCo Bancshares	24,328	858,292
United Community Banks, Inc.	64,961	1,847,491

		37,393,543

COMMON STOCKS (continued)	Shares	Value
Beverages — 0.0%
Primo Water Corp.	5,742	$90,035

Biotechnology — 0.4%
Arena Pharmaceuticals, Inc.*	10,020	769,837
Emergent BioSolutions, Inc.*	3,097	277,491

		1,047,328

Building Products — 1.3%
AZEK Co., Inc. (The)*	4,748	182,561
Gibraltar Industries, Inc.*	13,716	986,729
Griffon Corp.	20,446	416,689
Resideo Technologies, Inc.*	76,404	1,624,349

		3,210,328

Capital Markets — 2.1%
Hamilton Lane, Inc. (Class A Stock)	12,177	950,415
Houlihan Lokey, Inc.	12,342	829,753
PJT Partners, Inc. (Class A Stock)	10,476	788,319
Stifel Financial Corp.	44,897	2,265,502
Virtu Financial, Inc. (Class A Stock)	10,571	266,072

		5,100,061

Chemicals — 2.0%
Avient Corp.	70,348	2,833,617
HB Fuller Co.	16,809	872,051
Kraton Corp.*	16,930	470,485
Quaker Chemical Corp.(a)	1,534	388,700
Stepan Co.	927	110,610
Tronox Holdings PLC (Class A Stock)	17,451	255,134

		4,930,597

Commercial Services & Supplies — 1.0%
ABM Industries, Inc.	25,909	980,397
Brady Corp. (Class A Stock)	14,626	772,545
Casella Waste Systems, Inc. (Class A Stock)*	12,572	778,835

		2,531,777

Communications Equipment — 1.1%
InterDigital, Inc.	11,329	687,444
NetScout Systems, Inc.*	31,952	876,124
Viavi Solutions, Inc.*	71,035	1,063,749

		2,627,317

Construction & Engineering — 2.1%
AECOM*	12,162	605,424
EMCOR Group, Inc.	13,508	1,235,442
MasTec, Inc.*	31,678	2,159,806
WillScot Mobile Mini Holdings Corp.*	48,716	1,128,750

		5,129,422

Construction Materials — 0.3%
Summit Materials, Inc. (Class A Stock)*	36,457	732,057

Consumer Finance — 1.0%
FirstCash, Inc.	7,775	544,561
Green Dot Corp. (Class A Stock)*	14,724	821,600
Oportun Financial Corp.*	11,495	222,658

SEE NOTES TO FINANCIAL STATEMENTS.

A182

SP SMALL CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Consumer Financ (cont’d.)
PROG Holdings, Inc.	15,268	$822,487

		2,411,306

Diversified Consumer Services — 0.2%
Laureate Education, Inc. (Class A Stock)*	30,168	439,246

Diversified Financial Services — 0.1%
Alerus Financial Corp.	7,654	209,490

Diversified Telecommunication Services — 0.4%
Vonage Holdings Corp.*	72,949	939,218

Electric Utilities — 2.4%
ALLETE, Inc.	21,735	1,346,266
IDACORP, Inc.	8,918	856,395
MGE Energy, Inc.	15,394	1,078,042
PNM Resources, Inc.	17,327	840,879
Portland General Electric Co.	38,315	1,638,733

		5,760,315

Electronic Equipment, Instruments & Components — 2.0%
CTS Corp.	28,642	983,280
FARO Technologies, Inc.*	12,019	848,902
Knowles Corp.*	34,027	627,118
Rogers Corp.*	8,965	1,392,175
TTM Technologies, Inc.*	68,827	949,468

		4,800,943

Energy Equipment & Services — 1.2%
Cactus, Inc. (Class A Stock)	32,584	849,465
ChampionX Corp.*	132,218	2,022,935

		2,872,400

Entertainment — 0.3%
IMAX Corp.*	35,182	633,980
Live Nation Entertainment, Inc.*	1,757	129,104

		763,084

Equity Real Estate Investment Trusts (REITs) — 8.5%
Acadia Realty Trust	106,530	1,511,661
CyrusOne, Inc.	14,601	1,068,063
EastGroup Properties, Inc.	7,164	989,062
Healthcare Realty Trust, Inc.	53,899	1,595,411
Highwoods Properties, Inc.	23,930	948,346
Hudson Pacific Properties, Inc.	32,747	786,583
Life Storage, Inc.	13,716	1,637,553
National Health Investors, Inc.	25,053	1,732,916
Park Hotels & Resorts, Inc.(a)	54,836	940,437
Pebblebrook Hotel Trust	107,957	2,029,592
Physicians Realty Trust	73,439	1,307,214
Preferred Apartment Communities, Inc. (Class A Stock)	30,465	225,441
PS Business Parks, Inc.	6,945	922,782
RLJ Lodging Trust	96,076	1,359,475
Safehold, Inc.(a)	10,590	767,669
STAG Industrial, Inc.	50,398	1,578,465
Terreno Realty Corp.	23,053	1,348,831

		20,749,501

COMMON STOCKS (continued)	Shares	Value
Food & Staples Retailing — 0.9%
Performance Food Group Co.*	46,512	$2,214,436

Food Products — 2.7%
Darling Ingredients, Inc.*	58,761	3,389,334
Hostess Brands, Inc.*(a)	51,201	749,583
Sanderson Farms, Inc.	2,469	326,402
Simply Good Foods Co. (The)*(a)	32,715	1,025,942
Utz Brands, Inc.(a)	48,045	1,059,873

		6,551,134

Gas Utilities — 1.0%
Chesapeake Utilities Corp.	6,502	703,582
ONE Gas, Inc.	23,955	1,839,025

		2,542,607

Health Care Equipment & Supplies — 1.7%
Avanos Medical, Inc.*	30,149	1,383,236
CONMED Corp.	11,243	1,259,216
Globus Medical, Inc. (Class A Stock)*	1,809	117,983
LivaNova PLC*	9,820	650,182
Merit Medical Systems, Inc.*	11,860	658,349

		4,068,966

Health Care Providers & Services — 1.9%
Acadia Healthcare Co., Inc.*	23,773	1,194,831
AMN Healthcare Services, Inc.*	11,564	789,243
Magellan Health, Inc.*	10,868	900,305
Owens & Minor, Inc.	21,585	583,874
Tenet Healthcare Corp.*	31,608	1,262,108

		4,730,361

Health Care Technology — 0.3%
Allscripts Healthcare Solutions, Inc.*	56,303	813,015

Hotels, Restaurants & Leisure — 4.5%
Boyd Gaming Corp.*	50,214	2,155,185
Brinker International, Inc.	26,779	1,514,888
Caesars Entertainment, Inc.*	18,637	1,384,170
Jack in the Box, Inc.(a)	8,391	778,685
Marriott Vacations Worldwide Corp.	13,378	1,835,729
Penn National Gaming, Inc.*(a)	12,661	1,093,530
SeaWorld Entertainment, Inc.*	39,051	1,233,621
Wyndham Destinations, Inc.	21,103	946,681

		10,942,489

Household Durables — 1.7%
Helen of Troy Ltd.*	1,486	330,174
KB Home	6,818	228,539
Meritage Homes Corp.*	16,612	1,375,806
Taylor Morrison Home Corp.*	46,984	1,205,140
TopBuild Corp.*	4,863	895,181

		4,034,840

Independent Power & Renewable Electricity Producers — 0.2%
Clearway Energy, Inc. (Class A Stock)	12,554	370,971

Insurance — 3.9%
AMERISAFE, Inc.	9,985	573,439
BRP Group, Inc. (Class A Stock)*	33,039	990,179
CNO Financial Group, Inc.	17,621	391,715

SEE NOTES TO FINANCIAL STATEMENTS.

A183

SP SMALL CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Insurance (cont’d.)
Enstar Group Ltd.*	5,717	$1,171,356
Kemper Corp.	7,956	611,259
Kinsale Capital Group, Inc.	4,178	836,143
Palomar Holdings, Inc.*	9,111	809,421
Primerica, Inc.	10,717	1,435,328
RLI Corp.	11,532	1,201,058
Selective Insurance Group, Inc.	23,403	1,567,533

		9,587,431

IT Services — 1.5%
KBR, Inc.	91,332	2,824,899
ManTech International Corp. (Class A Stock)	9,786	870,367

		3,695,266

Leisure Products — 0.4%
Callaway Golf Co.	22,865	548,989
Malibu Boats, Inc. (Class A Stock)*	7,174	447,944

		996,933

Life Sciences Tools & Services — 0.9%
Luminex Corp.(a)	19,769	457,059
PRA Health Sciences, Inc.*	5,860	735,079
Syneos Health, Inc.*	13,163	896,795

		2,088,933

Machinery — 6.7%
Astec Industries, Inc.	20,278	1,173,691
Chart Industries, Inc.*	15,939	1,877,455
CIRCOR International, Inc.*	16,062	617,423
Colfax Corp.*	38,058	1,455,338
Columbus McKinnon Corp.	23,767	913,603
Federal Signal Corp.	39,762	1,318,905
Kennametal, Inc.	40,524	1,468,590
Navistar International Corp.*	7,239	318,226
Rexnord Corp.	61,259	2,419,118
SPX FLOW, Inc.*	25,703	1,489,746
Timken Co. (The)	14,442	1,117,233
TriMas Corp.*	37,407	1,184,680
Watts Water Technologies, Inc. (Class A Stock)	7,404	901,067

		16,255,075

Media — 0.8%
Nexstar Media Group, Inc. (Class A Stock)	11,873	1,296,413
TEGNA, Inc.	54,510	760,414

		2,056,827

Metals & Mining — 3.6%
Alcoa Corp.*	32,390	746,589
Allegheny Technologies, Inc.*	38,862	651,716
Arconic Corp.*	70,704	2,106,979
Cleveland-Cliffs, Inc.(a)	152,840	2,225,350
Coeur Mining, Inc.*	90,268	934,274
Commercial Metals Co.	29,155	598,844
Constellium SE*	82,060	1,148,019
Sandstorm Gold Ltd. (Canada)*(a)	39,340	282,068

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (cont’d.)
Warrior Met Coal, Inc.	10,237	$218,253

		8,912,092

Mortgage Real Estate Investment Trusts (REITs) — 1.4%
KKR Real Estate Finance Trust, Inc.(a)	52,319	937,556
PennyMac Mortgage Investment Trust	65,367	1,149,806
Two Harbors Investment Corp.	225,404	1,435,823

		3,523,185

Multiline Retail — 0.0%
Big Lots, Inc.(a)	2,650	113,765

Oil, Gas & Consumable Fuels — 2.2%
Brigham Minerals, Inc. (Class A Stock)	44,579	489,923
EQT Corp.(a)	72,535	921,920
Golar LNG Ltd. (Cameroon)*(a)	64,542	622,185
Rattler Midstream LP	37,534	355,822
Renewable Energy Group, Inc.*(a)	9,090	643,754
Viper Energy Partners LP	88,457	1,027,870
WPX Energy, Inc.*	156,486	1,275,361

		5,336,835

Paper & Forest Products — 0.1%
Domtar Corp.	5,699	180,373

Pharmaceuticals — 0.2%
Prestige Consumer Healthcare, Inc.*	15,711	547,843

Professional Services — 1.1%
ASGN, Inc.*	21,303	1,779,440
FTI Consulting, Inc.*	3,394	379,178
ICF International, Inc.	7,974	592,707

		2,751,325

Real Estate Management & Development — 0.3%
Kennedy-Wilson Holdings, Inc.	40,261	720,269

Road & Rail — 0.9%
ArcBest Corp.	19,552	834,284
Saia, Inc.*	7,701	1,392,341

		2,226,625

Semiconductors & Semiconductor Equipment — 1.9%
Allegro MicroSystems, Inc. (Japan)*	18,583	495,423
Cohu, Inc.	40,531	1,547,474
Onto Innovation, Inc.*	25,880	1,230,594
Semtech Corp.*	8,516	613,918
Silicon Laboratories, Inc.*	6,498	827,455

		4,714,864

Software — 1.1%
Bottomline Technologies DE, Inc.*	15,847	835,771
Cloudera, Inc.*	68,218	948,912
Verint Systems, Inc.*	12,129	814,826

		2,599,509

Specialty Retail — 2.8%
Abercrombie & Fitch Co. (Class A Stock)	10,184	207,346
American Eagle Outfitters, Inc.(a)	72,194	1,448,934
At Home Group, Inc.*	7,084	109,519

SEE NOTES TO FINANCIAL STATEMENTS.

A184

SP SMALL CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Specialty Retail (cont’d.)
Burlington Stores, Inc.*	518	$135,483
Five Below, Inc.*	1,538	269,119
Lithia Motors, Inc. (Class A Stock)	4,790	1,401,889
Rent-A-Center, Inc.	21,593	826,796
RH*(a)	1,635	731,695
Sleep Number Corp.*(a)	4,119	337,181
Sonic Automotive, Inc. (Class A Stock)(a)	15,681	604,816
Zumiez, Inc.*	21,528	791,800

		6,864,578

Textiles, Apparel & Luxury Goods — 2.0%
Capri Holdings Ltd.*	32,337	1,358,154
Crocs, Inc.*	17,262	1,081,637
Deckers Outdoor Corp.*	404	115,859
Tapestry, Inc.	40,359	1,254,358
Wolverine World Wide, Inc.	34,080	1,065,000

		4,875,008

Thrifts & Mortgage Finance — 2.2%
MGIC Investment Corp.	116,054	1,456,478
NMI Holdings, Inc. (Class A Stock)*	43,309	980,949
Provident Financial Services, Inc.	14,002	251,476
Walker & Dunlop, Inc.	17,558	1,615,687
Washington Federal, Inc.	44,919	1,156,215

		5,460,805

Trading Companies & Distributors — 1.7%
Beacon Roofing Supply, Inc.*	30,827	1,238,937
BMC Stock Holdings, Inc.*	29,353	1,575,669
Herc Holdings, Inc.*	20,096	1,334,576

		4,149,182

Water Utilities — 0.3%
SJW Group	11,781	817,130

TOTAL COMMON STOCKS (cost $176,771,670)		236,033,481

	Shares	Value
EXCHANGE-TRADED FUND — 1.6%
iShares Russell 2000 Value ETF(a) (cost $3,534,200)	29,213	$3,848,812

TOTAL LONG-TERM INVESTMENTS (cost $180,305,870)		239,882,293

SHORT-TERM INVESTMENTS — 9.1%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	4,141,818	4,141,818
PGIM Institutional Money Market Fund (cost $18,131,879; includes $18,129,343 of cash collateral for securities on loan)(b)(w)	18,148,052	18,138,979

TOTAL SHORT-TERM INVESTMENTS (cost $22,273,697)		22,280,797

TOTAL INVESTMENTS—107.3% (cost $202,579,567)		262,163,090
Liabilities in excess of other assets — (7.3)%		(17,736,351)

NET ASSETS — 100.0%		$244,426,739

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $17,688,224; cash collateral of $18,129,343 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1	— unadjusted quoted prices generally in active markets for identical securities.
Level 2	— quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3	— unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$3,580,814	$—	$—
Air Freight & Logistics	743,479	—	—
Airlines	1,442,609	—	—
Auto Components	3,785,939	—	—
Banks	37,393,543	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A185

SP SMALL CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Beverages	$90,035	$—	$—
Biotechnology	1,047,328	—	—
Building Products	3,210,328	—	—
Capital Markets	5,100,061	—	—
Chemicals	4,930,597	—	—
Commercial Services & Supplies	2,531,777	—	—
Communications Equipment	2,627,317	—	—
Construction & Engineering	5,129,422	—	—
Construction Materials	732,057	—	—
Consumer Finance	2,411,306	—	—
Diversified Consumer Services	439,246	—	—
Diversified Financial Services	209,490	—	—
Diversified Telecommunication Services	939,218	—	—
Electric Utilities	5,760,315	—	—
Electronic Equipment, Instruments & Components	4,800,943	—	—
Energy Equipment & Services	2,872,400	—	—
Entertainment	763,084	—	—
Equity Real Estate Investment Trusts (REITs)	20,749,501	—	—
Food & Staples Retailing	2,214,436	—	—
Food Products	6,551,134	—	—
Gas Utilities	2,542,607	—	—
Health Care Equipment & Supplies	4,068,966	—	—
Health Care Providers & Services	4,730,361	—	—
Health Care Technology	813,015	—	—
Hotels, Restaurants & Leisure	10,942,489	—	—
Household Durables	4,034,840	—	—
Independent Power & Renewable Electricity Producers	370,971	—	—
Insurance	9,587,431	—	—
IT Services	3,695,266	—	—
Leisure Products	996,933	—	—
Life Sciences Tools & Services	2,088,933	—	—
Machinery	16,255,075	—	—
Media	2,056,827	—	—
Metals & Mining	8,912,092	—	—
Mortgage Real Estate Investment Trusts (REITs)	3,523,185	—	—
Multiline Retail	113,765	—	—
Oil, Gas & Consumable Fuels	5,336,835	—	—
Paper & Forest Products	180,373	—	—
Pharmaceuticals	547,843	—	—
Professional Services	2,751,325	—	—
Real Estate Management & Development	720,269	—	—
Road & Rail	2,226,625	—	—
Semiconductors & Semiconductor Equipment	4,714,864	—	—
Software	2,599,509	—	—
Specialty Retail	6,864,578	—	—
Textiles, Apparel & Luxury Goods	4,875,008	—	—
Thrifts & Mortgage Finance	5,460,805	—	—
Trading Companies & Distributors	4,149,182	—	—
Water Utilities	817,130	—	—
Exchange-Traded Fund	3,848,812	—	—
Affiliated Mutual Funds	22,280,797	—	—

Total	$262,163,090	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A186

SP SMALL CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Banks	15.3%
Affiliated Mutual Funds (7.4% represents investments purchased with collateral from securities on loan)	9.1
Equity Real Estate Investment Trusts (REITs)	8.5
Machinery	6.7
Hotels, Restaurants & Leisure	4.5
Insurance	3.9
Metals & Mining	3.6
Specialty Retail	2.8
Food Products	2.7
Electric Utilities	2.4
Thrifts & Mortgage Finance	2.2
Oil, Gas & Consumable Fuels	2.2
Construction & Engineering	2.1
Capital Markets	2.1
Chemicals	2.0
Textiles, Apparel & Luxury Goods	2.0
Electronic Equipment, Instruments & Components	2.0
Health Care Providers & Services	1.9
Semiconductors & Semiconductor Equipment	1.9
Trading Companies & Distributors	1.7
Health Care Equipment & Supplies	1.7
Household Durables	1.7
Auto Components	1.6
Exchange-Traded Fund	1.6
IT Services	1.5
Aerospace & Defense	1.5
Mortgage Real Estate Investment Trusts (REITs)	1.4
Building Products	1.3
Energy Equipment & Services	1.2
Professional Services	1.1
Communications Equipment	1.1

Software	1.1%
Gas Utilities	1.0
Commercial Services & Supplies	1.0
Consumer Finance	1.0
Road & Rail	0.9
Food & Staples Retailing	0.9
Life Sciences Tools & Services	0.9
Media	0.8
Airlines	0.6
Biotechnology	0.4
Leisure Products	0.4
Diversified Telecommunication Services	0.4
Water Utilities	0.3
Health Care Technology	0.3
Entertainment	0.3
Air Freight & Logistics	0.3
Construction Materials	0.3
Real Estate Management & Development	0.3
Pharmaceuticals	0.2
Diversified Consumer Services	0.2
Independent Power & Renewable Electricity Producers	0.2
Diversified Financial Services	0.1
Paper & Forest Products	0.1
Multiline Retail	0.0 *
Beverages	0.0 *

107.3
Liabilities in excess of other assets	(7.3)

100.0%

*	Less than +/- 0.05%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$17,688,224	$(17,688,224)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A187

SP SMALL CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $17,688,224:
Unaffiliated investments (cost $180,305,870)	$239,882,293
Affiliated investments (cost $22,273,697)	22,280,797
Receivable for investments sold	683,095
Dividends receivable	342,732
Receivable for Portfolio shares sold	39,065
Receivable from affiliate	9,595
Tax reclaim receivable	6,045
Prepaid expenses	3,513

Total Assets	263,247,135

LIABILITIES
Payable to broker for collateral for securities on loan	18,129,343
Payable for investments purchased	254,984
Management fee payable	180,497
Payable for Portfolio shares purchased	143,970
Accrued expenses and other liabilities	103,496
Payable to affiliate	6,045
Trustees’ fees payable	1,081
Affiliated transfer agent fee payable	980

Total Liabilities	18,820,396

NET ASSETS	$244,426,739

Net assets were comprised of:
Partners’ Equity	$244,426,739

Net asset value and redemption price per share, $244,426,739 / 8,608,531 outstanding shares of beneficial interest	$28.39

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $23,778 foreign withholding tax, of which $9,595 is reimbursable by an affiliate)	$2,989,060
Income from securities lending, net (including affiliated income of $45,546)	54,647
Affiliated dividend income	26,858

Total income	3,070,565

EXPENSES
Management fee	1,688,960
Custodian and accounting fees	75,779
Shareholders’ reports	72,387
Audit fee	29,492
Legal fees and expenses	24,953
Trustees’ fees	12,059
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	16,950
Total expenses	1,931,262
Less: Fee waivers and/or expense reimbursement	(7,054)

Net expenses	1,924,208

NET INVESTMENT INCOME (LOSS)	1,146,357

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions (including affiliated of $(11,775))	(8,958,111)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $2,188)	16,282,566

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	7,324,455

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,470,812

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$1,146,357	$1,561,898
Net realized gain (loss) on investment and foreign currency transactions	(8,958,111)	9,490,538
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	16,282,566	30,049,911

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,470,812	41,102,347

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [1,269,719 and 623,842 shares, respectively]	28,928,500	16,249,716

Portfolio shares purchased [579,007 and 640,774 shares, respectively]	(13,577,173)	(16,750,272)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	15,351,327	(500,556)

TOTAL INCREASE (DECREASE)	23,822,139	40,601,791
NET ASSETS:
Beginning of year	220,604,600	180,002,809

End of year	$244,426,739	$220,604,600

SEE NOTES TO FINANCIAL STATEMENTS.

A188

STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 97.8%
COMMON STOCKS — 97.4%	Shares	Value
Aerospace & Defense — 1.6%
Boeing Co. (The)	91,836	$19,658,414
General Dynamics Corp.	40,200	5,982,564
Howmet Aerospace, Inc.	67,292	1,920,514
Huntington Ingalls Industries, Inc.	7,000	1,193,360
L3Harris Technologies, Inc.	36,380	6,876,548
Lockheed Martin Corp.	42,658	15,142,737
Northrop Grumman Corp.	26,826	8,174,419
Raytheon Technologies Corp.	262,548	18,774,807
Teledyne Technologies, Inc.*	6,500	2,547,870
Textron, Inc.	40,050	1,935,616
TransDigm Group, Inc.*	9,430	5,835,755

		88,042,604

Air Freight & Logistics — 0.7%
C.H. Robinson Worldwide, Inc.	23,600	2,215,332
Expeditors International of Washington, Inc.	29,500	2,805,745
FedEx Corp.	41,840	10,862,501
United Parcel Service, Inc. (Class B Stock)	123,700	20,831,080

		36,714,658

Airlines — 0.3%
Alaska Air Group, Inc.	22,000	1,144,000
American Airlines Group, Inc.(a)	100,800	1,589,616
Delta Air Lines, Inc.	110,900	4,459,289
Southwest Airlines Co.	102,037	4,755,944
United Airlines Holdings, Inc.*	50,600	2,188,450

		14,137,299

Auto Components — 0.1%
Aptiv PLC	46,700	6,084,543
BorgWarner, Inc.	41,900	1,619,016

		7,703,559

Automobiles — 1.9%
Ford Motor Co.	675,559	5,938,164
General Motors Co.	217,800	9,069,192
Tesla, Inc.*(a)	130,700	92,231,069

		107,238,425

Banks — 3.8%
Bank of America Corp.	1,316,182	39,893,476
Citigroup, Inc.	359,922	22,192,791
Citizens Financial Group, Inc.	73,700	2,635,512
Comerica, Inc.	24,550	1,371,363
Fifth Third Bancorp	123,749	3,411,760
First Republic Bank	30,100	4,422,593
Huntington Bancshares, Inc.	173,775	2,194,778
JPMorgan Chase & Co.	526,995	66,965,255
KeyCorp	168,000	2,756,880
M&T Bank Corp.	22,200	2,826,060
People’s United Financial, Inc.	73,100	945,183
PNC Financial Services Group, Inc. (The)	73,293	10,920,657
Regions Financial Corp.	164,312	2,648,709
SVB Financial Group*	9,100	3,529,253

COMMON STOCKS (continued)	Shares	Value
Banks (cont’d.)
Truist Financial Corp.	233,126	$11,173,729
U.S. Bancorp	236,981	11,040,945
Wells Fargo & Co.	714,776	21,571,940
Zions Bancorp NA	28,300	1,229,352

		211,730,236

Beverages — 1.6%
Brown-Forman Corp. (Class B Stock)	32,025	2,543,746
Coca-Cola Co. (The)	668,650	36,668,766
Constellation Brands, Inc. (Class A Stock)	29,400	6,440,070
Molson Coors Beverage Co. (Class B Stock)	33,200	1,500,308
Monster Beverage Corp.*	63,900	5,909,472
PepsiCo, Inc.	238,994	35,442,810

		88,505,172

Biotechnology — 1.8%
AbbVie, Inc.	305,289	32,711,716
Alexion Pharmaceuticals, Inc.*	37,900	5,921,496
Amgen, Inc.	100,694	23,151,564
Biogen, Inc.*	26,615	6,516,949
Gilead Sciences, Inc.	216,700	12,624,942
Incyte Corp.*	32,200	2,800,756
Regeneron Pharmaceuticals, Inc.*	18,310	8,845,744
Vertex Pharmaceuticals, Inc.*	45,040	10,644,754

		103,217,921

Building Products — 0.4%
A.O. Smith Corp.	23,800	1,304,716
Allegion PLC	15,933	1,854,282
Carrier Global Corp.	140,867	5,313,503
Fortune Brands Home & Security, Inc.	24,400	2,091,568
Johnson Controls International PLC	125,215	5,833,767
Masco Corp.	45,130	2,478,991
Trane Technologies PLC	41,800	6,067,688

		24,944,515

Capital Markets — 2.7%
Ameriprise Financial, Inc.	20,450	3,974,049
Bank of New York Mellon Corp. (The)	140,849	5,977,632
BlackRock, Inc.	24,540	17,706,592
Cboe Global Markets, Inc.	18,600	1,732,032
Charles Schwab Corp. (The)	257,900	13,679,016
CME Group, Inc.	62,110	11,307,125
Franklin Resources, Inc.(a)	47,100	1,177,029
Goldman Sachs Group, Inc. (The)	59,520	15,696,019
Intercontinental Exchange, Inc.	97,090	11,193,506
Invesco Ltd.	62,700	1,092,861
MarketAxess Holdings, Inc.	6,600	3,765,696
Moody’s Corp.	27,920	8,103,501
Morgan Stanley	247,178	16,939,108
MSCI, Inc.	14,400	6,430,032
Nasdaq, Inc.	19,900	2,641,526
Northern Trust Corp.	36,000	3,353,040
Raymond James Financial, Inc.	21,500	2,056,905
S&P Global, Inc.	41,680	13,701,466
State Street Corp.	60,975	4,437,760

SEE NOTES TO FINANCIAL STATEMENTS.

A189

STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Capital Markets (cont’d.)
T. Rowe Price Group, Inc.	39,200	$5,934,488

		150,899,383

Chemicals — 1.8%
Air Products & Chemicals, Inc.	38,300	10,464,326
Albemarle Corp.	18,600	2,743,872
Celanese Corp.	20,200	2,624,788
CF Industries Holdings, Inc.	37,700	1,459,367
Corteva, Inc.	128,856	4,989,304
Dow, Inc.	128,222	7,116,321
DuPont de Nemours, Inc.(a)	126,856	9,020,730
Eastman Chemical Co.	23,800	2,386,664
Ecolab, Inc.	43,000	9,303,480
FMC Corp.	22,650	2,603,165
International Flavors & Fragrances, Inc.(a)	18,740	2,039,662
Linde PLC (United Kingdom)	90,800	23,926,708
LyondellBasell Industries NV (Class A Stock)	44,500	4,078,870
Mosaic Co. (The)	58,100	1,336,881
PPG Industries, Inc.	40,900	5,898,598
Sherwin-Williams Co. (The)	14,200	10,435,722

		100,428,458

Commercial Services & Supplies — 0.4%
Cintas Corp.	15,200	5,372,592
Copart, Inc.*	35,900	4,568,275
Republic Services, Inc.	36,835	3,547,210
Rollins, Inc.	38,425	1,501,265
Waste Management, Inc.	67,230	7,928,434

		22,917,776

Communications Equipment — 0.8%
Arista Networks, Inc.*	9,600	2,789,472
Cisco Systems, Inc.	730,575	32,693,231
F5 Networks, Inc.*	10,700	1,882,558
Juniper Networks, Inc.	57,400	1,292,074
Motorola Solutions, Inc.	29,327	4,987,350

		43,644,685

Construction & Engineering — 0.1%
Jacobs Engineering Group, Inc.	22,400	2,440,704
Quanta Services, Inc.	24,300	1,750,086

		4,190,790

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	10,800	3,066,876
Vulcan Materials Co.	22,900	3,396,299

		6,463,175

Consumer Finance — 0.5%
American Express Co.	112,800	13,638,648
Capital One Financial Corp.	79,069	7,815,971
Discover Financial Services	53,005	4,798,543
Synchrony Financial	93,730	3,253,368

		29,506,530

COMMON STOCKS (continued)	Shares	Value
Containers & Packaging — 0.3%
Amcor PLC	269,800	$3,175,546
Avery Dennison Corp.	14,500	2,249,095
Ball Corp.	56,500	5,264,670
International Paper Co.	67,967	3,379,319
Packaging Corp. of America	16,700	2,303,097
Sealed Air Corp.	27,320	1,250,983
Westrock Co.	45,261	1,970,211

		19,592,921

Distributors — 0.1%
Genuine Parts Co.	25,425	2,553,433
LKQ Corp.*	47,900	1,687,996
Pool Corp.	7,100	2,644,750

		6,886,179

Diversified Financial Services — 1.4%
Berkshire Hathaway, Inc. (Class B Stock)*	336,460	78,014,980

Diversified Telecommunication Services — 1.4%
AT&T, Inc.	1,231,971	35,431,486
CenturyLink, Inc.(a)	167,243	1,630,619
Verizon Communications, Inc.	715,438	42,031,983

		79,094,088

Electric Utilities — 1.7%
Alliant Energy Corp.	43,700	2,251,861
American Electric Power Co., Inc.	85,840	7,147,897
Duke Energy Corp.	127,248	11,650,827
Edison International	66,000	4,146,120
Entergy Corp.	35,000	3,494,400
Evergy, Inc.	39,700	2,203,747
Eversource Energy	59,600	5,155,996
Exelon Corp.	168,673	7,121,374
FirstEnergy Corp.	93,080	2,849,179
NextEra Energy, Inc.	338,700	26,130,705
NRG Energy, Inc.	43,000	1,614,650
Pinnacle West Capital Corp.	19,600	1,567,020
PPL Corp.	132,900	3,747,780
Southern Co. (The)	182,600	11,217,118
Xcel Energy, Inc.	90,895	6,059,969

		96,358,643

Electrical Equipment — 0.5%
AMETEK, Inc.	40,200	4,861,788
Eaton Corp. PLC	68,961	8,284,975
Emerson Electric Co.	103,400	8,310,258
Rockwell Automation, Inc.	20,120	5,046,297

		26,503,318

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp. (Class A Stock)	51,800	6,773,886
CDW Corp.	24,800	3,268,392
Corning, Inc.	131,700	4,741,200
FLIR Systems, Inc.	22,700	994,941
IPG Photonics Corp.*	6,300	1,409,877
Keysight Technologies, Inc.*	32,100	4,240,089
TE Connectivity Ltd.	57,200	6,925,204
Vontier Corp.*	23,040	769,536

SEE NOTES TO FINANCIAL STATEMENTS.

A190

STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Electronic Equipment, Instruments & Components (cont’d.)
Zebra Technologies Corp. (Class A Stock)*	9,300	$3,574,269

		32,697,394

Energy Equipment & Services — 0.2%
Baker Hughes Co.(a)	118,448	2,469,641
Halliburton Co.	152,900	2,889,810
National Oilwell Varco, Inc.	67,100	921,283
Schlumberger NV	240,398	5,247,888
TechnipFMC PLC (United Kingdom)	71,400	671,160

		12,199,782

Entertainment — 2.2%
Activision Blizzard, Inc.	133,700	12,414,045
Electronic Arts, Inc.	50,500	7,251,800
Live Nation Entertainment, Inc.*	24,800	1,822,304
Netflix, Inc.*	76,450	41,338,808
Take-Two Interactive Software, Inc.*	20,000	4,155,800
Walt Disney Co. (The)*	313,072	56,722,385

		123,705,142

Equity Real Estate Investment Trusts (REITs) — 2.3%
Alexandria Real Estate Equities, Inc.	21,280	3,792,522
American Tower Corp.	76,800	17,238,528
AvalonBay Communities, Inc.	24,118	3,869,251
Boston Properties, Inc.	24,600	2,325,438
Crown Castle International Corp.	74,600	11,875,574
Digital Realty Trust, Inc.	48,500	6,766,235
Duke Realty Corp.	64,500	2,578,065
Equinix, Inc.	15,495	11,066,219
Equity Residential	59,200	3,509,376
Essex Property Trust, Inc.	11,270	2,675,723
Extra Space Storage, Inc.	22,300	2,583,678
Federal Realty Investment Trust	12,400	1,055,488
Healthpeak Properties, Inc.	93,200	2,817,436
Host Hotels & Resorts, Inc.	119,326	1,745,739
Iron Mountain, Inc.(a)	49,130	1,448,352
Kimco Realty Corp.	74,500	1,118,245
Mid-America Apartment Communities, Inc.	20,100	2,546,469
Prologis, Inc.	127,828	12,739,339
Public Storage	26,350	6,085,006
Realty Income Corp.	60,000	3,730,200
Regency Centers Corp.	27,800	1,267,402
SBA Communications Corp.	19,230	5,425,360
Simon Property Group, Inc.	56,661	4,832,050
SL Green Realty Corp.(a)	12,900	768,582
UDR, Inc.	51,400	1,975,302
Ventas, Inc.	65,404	3,207,412
Vornado Realty Trust	26,757	999,106
Welltower, Inc.	71,900	4,646,178
Weyerhaeuser Co.	129,030	4,326,376

		129,014,651

Food & Staples Retailing — 1.4%
Costco Wholesale Corp.	76,292	28,745,300
Kroger Co. (The)	133,700	4,246,312
Sysco Corp.	88,000	6,534,880

COMMON STOCKS (continued)	Shares	Value
Food & Staples Retailing (cont’d.)
Walgreens Boots Alliance, Inc.	124,300	$4,957,084
Walmart, Inc.	239,700	34,552,755

		79,036,331

Food Products — 1.0%
Archer-Daniels-Midland Co.	96,938	4,886,645
Campbell Soup Co.(a)	34,700	1,677,745
Conagra Brands, Inc.	84,000	3,045,840
General Mills, Inc.	105,700	6,215,160
Hershey Co. (The)	25,500	3,884,415
Hormel Foods Corp.(a)	48,800	2,274,568
J.M. Smucker Co. (The)	20,100	2,323,560
Kellogg Co.	43,700	2,719,451
Kraft Heinz Co. (The)	112,037	3,883,202
Lamb Weston Holdings, Inc.	25,700	2,023,618
McCormick & Co., Inc.	43,400	4,149,040
Mondelez International, Inc. (Class A Stock)	247,311	14,460,274
Tyson Foods, Inc. (Class A Stock)	50,900	3,279,996

		54,823,514

Gas Utilities — 0.0%
Atmos Energy Corp.	21,800	2,080,374

Health Care Equipment & Supplies — 3.7%
Abbott Laboratories	306,825	33,594,269
ABIOMED, Inc.*	8,000	2,593,600
Align Technology, Inc.*	12,500	6,679,750
Baxter International, Inc.	88,500	7,101,240
Becton, Dickinson & Co.	50,149	12,548,283
Boston Scientific Corp.*	247,599	8,901,184
Cooper Cos., Inc. (The)	8,630	3,135,452
Danaher Corp.	109,300	24,279,902
Dentsply Sirona, Inc.	38,200	2,000,152
DexCom, Inc.*	16,600	6,137,352
Edwards Lifesciences Corp.*	107,750	9,830,032
Hologic, Inc.*	44,500	3,240,935
IDEXX Laboratories, Inc.*	14,800	7,398,076
Intuitive Surgical, Inc.*	20,350	16,648,335
Medtronic PLC	232,728	27,261,758
ResMed, Inc.	25,100	5,335,256
STERIS PLC	14,900	2,824,146
Stryker Corp.	56,570	13,861,913
Teleflex, Inc.	8,200	3,374,874
Varian Medical Systems, Inc.*	15,800	2,765,158
West Pharmaceutical Services, Inc.	12,800	3,626,368
Zimmer Biomet Holdings, Inc.	35,886	5,529,674

		208,667,709

Health Care Providers & Services — 2.6%
AmerisourceBergen Corp.	25,900	2,531,984
Anthem, Inc.	43,000	13,806,870
Cardinal Health, Inc.	50,475	2,703,441
Centene Corp.*	100,268	6,019,088
Cigna Corp.	62,452	13,001,257
CVS Health Corp.	226,299	15,456,222
DaVita, Inc.*	13,200	1,549,680
HCA Healthcare, Inc.	45,700	7,515,822
Henry Schein, Inc.*	25,200	1,684,872

SEE NOTES TO FINANCIAL STATEMENTS.

A191

STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Health Care Providers & Services (cont’d.)
Humana, Inc.	22,900	$9,395,183
Laboratory Corp. of America Holdings*	17,100	3,480,705
McKesson Corp.	27,807	4,836,194
Quest Diagnostics, Inc.	23,300	2,776,661
UnitedHealth Group, Inc.	164,130	57,557,108
Universal Health Services, Inc. (Class B Stock)	13,700	1,883,750

		144,198,837

Health Care Technology — 0.1%
Cerner Corp.	53,000	4,159,440

Hotels, Restaurants & Leisure — 1.6%
Carnival Corp.	124,500	2,696,670
Chipotle Mexican Grill, Inc.*	4,840	6,711,676
Darden Restaurants, Inc.	22,650	2,698,068
Domino’s Pizza, Inc.	7,000	2,684,220
Hilton Worldwide Holdings, Inc.	48,000	5,340,480
Las Vegas Sands Corp.	56,800	3,385,280
Marriott International, Inc. (Class A Stock)	46,023	6,071,354
McDonald’s Corp.	128,910	27,661,508
MGM Resorts International	71,500	2,252,965
Norwegian Cruise Line Holdings Ltd.*(a)	51,500	1,309,645
Royal Caribbean Cruises Ltd.	32,200	2,405,018
Starbucks Corp.	203,000	21,716,940
Wynn Resorts Ltd.	17,000	1,918,110
Yum! Brands, Inc.	52,200	5,666,832

		92,518,766

Household Durables — 0.4%
D.R. Horton, Inc.	57,800	3,983,576
Garmin Ltd.	25,900	3,099,194
Leggett & Platt, Inc.	22,600	1,001,180
Lennar Corp. (Class A Stock)	47,600	3,628,548
Mohawk Industries, Inc.*	10,400	1,465,880
Newell Brands, Inc.	63,649	1,351,268
NVR, Inc.*	610	2,488,715
PulteGroup, Inc.	46,885	2,021,681
Whirlpool Corp.(a)	10,967	1,979,434

		21,019,476

Household Products — 1.6%
Church & Dwight Co., Inc.	43,100	3,759,613
Clorox Co. (The)(a)	21,800	4,401,856
Colgate-Palmolive Co.	148,200	12,672,582
Kimberly-Clark Corp.	58,888	7,939,869
Procter & Gamble Co. (The)	428,776	59,659,893

		88,433,813

Independent Power & Renewable Electricity Producers — 0.0%
AES Corp. (The)	114,500	2,690,750

Industrial Conglomerates — 1.2%
3M Co.	99,770	17,438,798
General Electric Co.	1,514,447	16,356,028
Honeywell International, Inc.	121,400	25,821,780

COMMON STOCKS (continued)	Shares	Value
Industrial Conglomerates (cont’d.)
Roper Technologies, Inc.	18,300	$7,888,947

		67,505,553

Insurance — 1.7%
Aflac, Inc.	113,000	5,025,110
Allstate Corp. (The)	52,628	5,785,396
American International Group, Inc.	148,929	5,638,452
Aon PLC (Class A Stock)(a)	39,525	8,350,447
Arthur J. Gallagher & Co.	33,300	4,119,543
Assurant, Inc.	10,300	1,403,066
Chubb Ltd.	78,030	12,010,378
Cincinnati Financial Corp.	26,028	2,274,066
Everest Re Group Ltd.	6,900	1,615,221
Globe Life, Inc.	16,675	1,583,458
Hartford Financial Services Group, Inc. (The)	62,000	3,036,760
Lincoln National Corp.	31,963	1,608,059
Loews Corp.	40,226	1,810,974
Marsh & McLennan Cos., Inc.	87,700	10,260,900
MetLife, Inc.	132,280	6,210,546
Principal Financial Group, Inc.	44,500	2,207,645
Progressive Corp. (The)	101,300	10,016,544
Travelers Cos., Inc. (The)	43,798	6,147,925
Unum Group	34,756	797,303
W.R. Berkley Corp.	24,600	1,633,932
Willis Towers Watson PLC	22,500	4,740,300

		96,276,025

Interactive Media & Services — 5.3%
Alphabet, Inc. (Class A Stock)*	51,999	91,135,528
Alphabet, Inc. (Class C Stock)*	50,240	88,014,451
Facebook, Inc. (Class A Stock)*	415,620	113,530,759
Twitter, Inc.*	137,300	7,434,795

		300,115,533

Internet & Direct Marketing Retail — 4.8%
Amazon.com, Inc.*	73,740	240,166,018
Booking Holdings, Inc.*	7,130	15,880,435
eBay, Inc.	113,200	5,688,300
Etsy, Inc.*	21,500	3,825,065
Expedia Group, Inc.	23,900	3,164,360

		268,724,178

IT Services — 5.4%
Accenture PLC (Class A Stock)	109,600	28,628,616
Akamai Technologies, Inc.*(a)	28,500	2,992,215
Automatic Data Processing, Inc.	74,160	13,066,992
Broadridge Financial Solutions, Inc.	20,100	3,079,320
Cognizant Technology Solutions Corp. (Class A Stock)	92,500	7,580,375
DXC Technology Co.	42,750	1,100,813
Fidelity National Information Services, Inc.	107,300	15,178,658
Fiserv, Inc.*	97,400	11,089,964
FleetCor Technologies, Inc.*	14,500	3,956,035
Gartner, Inc.*	15,700	2,514,983
Global Payments, Inc.	51,763	11,150,785
International Business Machines Corp.	154,125	19,401,255

SEE NOTES TO FINANCIAL STATEMENTS.

A192

STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
IT Services (cont’d.)
Jack Henry & Associates, Inc.	13,500	$2,186,865
Leidos Holdings, Inc.	23,400	2,459,808
Mastercard, Inc. (Class A Stock)	152,100	54,290,574
Paychex, Inc.	55,350	5,157,513
PayPal Holdings, Inc.*	202,600	47,448,920
VeriSign, Inc.*	17,400	3,765,360
Visa, Inc. (Class A Stock)(a)	293,200	64,131,636
Western Union Co. (The)	70,104	1,538,082

		300,718,769

Leisure Products — 0.0%
Hasbro, Inc.	22,350	2,090,619

Life Sciences Tools & Services — 1.2%
Agilent Technologies, Inc.	52,982	6,277,837
Bio-Rad Laboratories, Inc. (Class A Stock)*	3,800	2,215,172
Illumina, Inc.*	25,260	9,346,200
IQVIA Holdings, Inc.*	33,200	5,948,444
Mettler-Toledo International, Inc.*	4,120	4,695,482
PerkinElmer, Inc.	19,400	2,783,900
Thermo Fisher Scientific, Inc.	68,600	31,952,508
Waters Corp.*	10,800	2,672,136

		65,891,679

Machinery — 1.6%
Caterpillar, Inc.	94,000	17,109,880
Cummins, Inc.	25,600	5,813,760
Deere & Co.	54,250	14,595,962
Dover Corp.	25,100	3,168,875
Flowserve Corp.	22,000	810,700
Fortive Corp.	58,400	4,135,888
IDEX Corp.	13,100	2,609,520
Illinois Tool Works, Inc.	49,875	10,168,515
Ingersoll Rand, Inc.*	64,237	2,926,638
Otis Worldwide Corp.	70,383	4,754,372
PACCAR, Inc.	59,928	5,170,588
Parker-Hannifin Corp.	22,287	6,071,202
Pentair PLC	28,907	1,534,673
Snap-on, Inc.	9,600	1,642,944
Stanley Black & Decker, Inc.	27,935	4,988,073
Westinghouse Air Brake Technologies Corp.	31,112	2,277,398
Xylem, Inc.	31,200	3,175,848

		90,954,836

Media — 1.3%
Charter Communications, Inc. (Class A Stock)*	25,240	16,697,522
Comcast Corp. (Class A Stock)	789,392	41,364,141
Discovery, Inc. (Class A Stock)*(a)	28,000	842,520
Discovery, Inc. (Class C Stock)*(a)	51,800	1,356,642
DISH Network Corp. (Class A Stock)*	43,175	1,396,280
Fox Corp. (Class A Stock)(a)	58,366	1,699,618
Fox Corp. (Class B Stock)	27,566	796,106
Interpublic Group of Cos., Inc. (The)	66,362	1,560,834
News Corp. (Class A Stock)	67,925	1,220,612
News Corp. (Class B Stock)	19,200	341,184
Omnicom Group, Inc.	37,300	2,326,401

COMMON STOCKS (continued)	Shares	Value
Media (cont’d.)
ViacomCBS, Inc. (Class B Stock)(a)	97,166	$3,620,405

		73,222,265

Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	251,712	6,549,546
Newmont Corp.	138,903	8,318,901
Nucor Corp.	52,800	2,808,432

		17,676,879

Multiline Retail — 0.5%
Dollar General Corp.	42,400	8,916,720
Dollar Tree, Inc.*	40,747	4,402,306
Target Corp.	86,668	15,299,502

		28,618,528

Multi-Utilities — 0.8%
Ameren Corp.	43,200	3,372,192
CenterPoint Energy, Inc.(a)	92,310	1,997,589
CMS Energy Corp.	49,800	3,038,298
Consolidated Edison, Inc.	59,200	4,278,384
Dominion Energy, Inc.	141,040	10,606,208
DTE Energy Co.	33,700	4,091,517
NiSource, Inc.	65,500	1,502,570
Public Service Enterprise Group, Inc.	87,500	5,101,250
Sempra Energy	49,954	6,364,639
WEC Energy Group, Inc.	54,576	5,022,629

		45,375,276

Oil, Gas & Consumable Fuels — 2.0%
Apache Corp.	62,650	889,003
Cabot Oil & Gas Corp.	67,600	1,100,528
Chevron Corp.	332,859	28,109,943
Concho Resources, Inc.	34,200	1,995,570
ConocoPhillips	184,629	7,383,314
Devon Energy Corp.	64,500	1,019,745
Diamondback Energy, Inc.	27,600	1,335,840
EOG Resources, Inc.	100,900	5,031,883
Exxon Mobil Corp.	731,004	30,131,985
Hess Corp.	47,775	2,522,042
HollyFrontier Corp.	26,200	677,270
Kinder Morgan, Inc.	334,143	4,567,735
Marathon Oil Corp.	130,694	871,729
Marathon Petroleum Corp.	112,487	4,652,462
Occidental Petroleum Corp.	142,328	2,463,698
ONEOK, Inc.	76,840	2,949,119
Phillips 66	75,564	5,284,946
Pioneer Natural Resources Co.(a)	28,800	3,280,032
Valero Energy Corp.	71,000	4,016,470
Williams Cos., Inc. (The)	210,000	4,210,500

		112,493,814

Personal Products — 0.2%
Estee Lauder Cos., Inc. (The) (Class A Stock)	39,200	10,434,648

Pharmaceuticals — 3.8%
Bristol-Myers Squibb Co.	390,740	24,237,602
Catalent, Inc.*	28,500	2,965,995
Eli Lilly & Co.	137,300	23,181,732

SEE NOTES TO FINANCIAL STATEMENTS.

A193

STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals (cont’d.)
Johnson & Johnson	455,196	$71,638,746
Merck & Co., Inc.	437,403	35,779,565
Perrigo Co. PLC(a)	23,900	1,068,808
Pfizer, Inc.	961,023	35,375,257
Viatris, Inc.*	208,994	3,916,548
Zoetis, Inc.	82,200	13,604,100

		211,768,353

Professional Services — 0.3%
Equifax, Inc.	21,100	4,068,924
IHS Markit Ltd.	64,500	5,794,035
Nielsen Holdings PLC	61,800	1,289,766
Robert Half International, Inc.	20,200	1,262,096
Verisk Analytics, Inc.	28,100	5,833,279

		18,248,100

Real Estate Management & Development — 0.1%
CBRE Group, Inc. (Class A Stock)*	58,000	3,637,760

Road & Rail — 1.0%
CSX Corp.	132,272	12,003,684
J.B. Hunt Transport Services, Inc.	14,700	2,008,755
Kansas City Southern	16,200	3,306,906
Norfolk Southern Corp.	44,000	10,454,840
Old Dominion Freight Line, Inc.	16,650	3,249,747
Union Pacific Corp.	116,500	24,257,630

		55,281,562

Semiconductors & Semiconductor Equipment — 5.0%
Advanced Micro Devices, Inc.*	206,900	18,974,799
Analog Devices, Inc.	63,923	9,443,345
Applied Materials, Inc.	158,500	13,678,550
Broadcom, Inc.	70,020	30,658,257
Intel Corp.	709,400	35,342,308
KLA Corp.	26,700	6,912,897
Lam Research Corp.	24,900	11,759,523
Maxim Integrated Products, Inc.	46,700	4,139,955
Microchip Technology, Inc.	45,000	6,214,950
Micron Technology, Inc.*	192,500	14,472,150
NVIDIA Corp.	107,090	55,922,398
Qorvo, Inc.*	19,686	3,273,191
QUALCOMM, Inc.	195,550	29,790,087
Skyworks Solutions, Inc.	28,800	4,402,944
Teradyne, Inc.	28,700	3,440,843
Texas Instruments, Inc.	158,700	26,047,431
Xilinx, Inc.	42,400	6,011,048

		280,484,676

Software — 8.4%
Adobe, Inc.*	82,975	41,497,457
ANSYS, Inc.*	14,900	5,420,620
Autodesk, Inc.*	38,070	11,624,294
Cadence Design Systems, Inc.*	48,300	6,589,569
Citrix Systems, Inc.	21,600	2,810,160
Fortinet, Inc.*	23,300	3,460,749
Intuit, Inc.	45,500	17,283,175
Microsoft Corp.	1,307,180	290,742,976
NortonLifeLock, Inc.	100,811	2,094,852
Oracle Corp.	327,995	21,217,996

COMMON STOCKS (continued)	Shares	Value
Software (cont’d.)
Paycom Software, Inc.*	8,500	$3,844,125
salesforce.com, Inc.*	158,200	35,204,246
ServiceNow, Inc.*	33,800	18,604,534
Synopsys, Inc.*	26,400	6,843,936
Tyler Technologies, Inc.*	7,100	3,099,292

		470,337,981

Specialty Retail — 2.2%
Advance Auto Parts, Inc.	11,760	1,852,318
AutoZone, Inc.*	4,060	4,812,886
Best Buy Co., Inc.	39,925	3,984,116
CarMax, Inc.*(a)	28,500	2,692,110
Gap, Inc. (The)	34,587	698,312
Home Depot, Inc. (The)	186,169	49,450,210
L Brands, Inc.	40,296	1,498,608
Lowe’s Cos., Inc.	126,675	20,332,604
O’Reilly Automotive, Inc.*	12,560	5,684,279
Ross Stores, Inc.	61,600	7,565,096
Tiffany & Co.	19,000	2,497,550
TJX Cos., Inc. (The)	207,600	14,177,004
Tractor Supply Co.	20,500	2,881,890
Ulta Beauty, Inc.*	9,770	2,805,553

		120,932,536

Technology Hardware, Storage & Peripherals — 6.8%
Apple, Inc.	2,763,020	366,625,124
Hewlett Packard Enterprise Co.	221,166	2,620,817
HP, Inc.	237,466	5,839,289
NetApp, Inc.	39,100	2,589,984
Seagate Technology PLC(a)	38,500	2,393,160
Western Digital Corp.	53,168	2,944,976
Xerox Holdings Corp.	28,202	654,004

		383,667,354

Textiles, Apparel & Luxury Goods — 0.7%
Hanesbrands, Inc.(a)	59,100	861,678
NIKE, Inc. (Class B Stock)	217,000	30,698,990
PVH Corp.	12,400	1,164,236
Ralph Lauren Corp.	8,500	881,790
Tapestry, Inc.	47,700	1,482,516
Under Armour, Inc. (Class A Stock)*	30,400	521,968
Under Armour, Inc. (Class C Stock)*	33,303	495,549
VF Corp.	55,344	4,726,931

		40,833,658

Tobacco — 0.6%
Altria Group, Inc.	321,300	13,173,300
Philip Morris International, Inc.	269,300	22,295,347

		35,468,647

Trading Companies & Distributors — 0.2%
Fastenal Co.	99,300	4,848,819
United Rentals, Inc.*(a)	12,740	2,954,533
W.W. Grainger, Inc.	7,820	3,193,219

		10,996,571

Water Utilities — 0.1%
American Water Works Co., Inc.	31,400	4,818,958

SEE NOTES TO FINANCIAL STATEMENTS.

A194

STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc.*	100,900	$13,606,365

TOTAL COMMON STOCKS (cost $1,418,133,643)		5,472,162,417

EXCHANGE-TRADED FUNDS — 0.4%
iShares Core S&P 500 ETF(a)	52,400	19,670,436
SPDR S&P 500 ETF Trust	14,000	5,234,320

TOTAL EXCHANGE-TRADED FUNDS (cost $18,994,328)		24,904,756

TOTAL LONG-TERM INVESTMENTS (cost $1,437,127,971)		5,497,067,173

SHORT-TERM INVESTMENTS — 6.0%
AFFILIATED MUTUAL FUNDS — 5.8%
PGIM Core Ultra Short Bond Fund(w)	110,777,275	110,777,275
PGIM Institutional Money Market Fund (cost $215,705,958; includes $215,681,439 of cash collateral for securities on loan)(b)(w)	215,962,828	215,854,846

TOTAL AFFILIATED MUTUAL FUNDS (cost $326,483,233)		326,632,121

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) — 0.2%
U.S. Treasury Bills
0.070%	03/18/21	7,400	7,398,974

(cost $7,398,906)
TOTAL SHORT-TERM INVESTMENTS (cost $333,882,139)			334,031,095

TOTAL INVESTMENTS — 103.8% (cost $1,771,010,110)			5,831,098,268
Liabilities in excess of other assets(z) — (3.8)%			(210,900,202)

NET ASSETS — 100.0%			$5,620,198,066

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $212,441,332; cash collateral of $215,681,439 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchased date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
612	S&P 500 E-Mini Index	Mar. 2021	$114,713,280	$2,344,077

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
UBS Securities LLC	$—	$7,398,974

SEE NOTES TO FINANCIAL STATEMENTS.

A195

STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.

Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$88,042,604	$—	$—
Air Freight & Logistics	36,714,658	—	—
Airlines	14,137,299	—	—
Auto Components	7,703,559	—	—
Automobiles	107,238,425	—	—
Banks	211,730,236	—	—
Beverages	88,505,172	—	—
Biotechnology	103,217,921	—	—
Building Products	24,944,515	—	—
Capital Markets	150,899,383	—	—
Chemicals	100,428,458	—	—
Commercial Services & Supplies	22,917,776	—	—
Communications Equipment	43,644,685	—	—
Construction & Engineering	4,190,790	—	—
Construction Materials	6,463,175	—	—
Consumer Finance	29,506,530	—	—
Containers & Packaging	19,592,921	—	—
Distributors	6,886,179	—	—
Diversified Financial Services	78,014,980	—	—
Diversified Telecommunication Services	79,094,088	—	—
Electric Utilities	96,358,643	—	—
Electrical Equipment	26,503,318	—	—
Electronic Equipment, Instruments & Components	32,697,394	—	—
Energy Equipment & Services	12,199,782	—	—
Entertainment	123,705,142	—	—
Equity Real Estate Investment Trusts (REITs)	129,014,651	—	—
Food & Staples Retailing	79,036,331	—	—
Food Products	54,823,514	—	—
Gas Utilities	2,080,374	—	—
Health Care Equipment & Supplies	208,667,709	—	—
Health Care Providers & Services	144,198,837	—	—
Health Care Technology	4,159,440	—	—
Hotels, Restaurants & Leisure	92,518,766	—	—
Household Durables	21,019,476	—	—
Household Products	88,433,813	—	—
Independent Power & Renewable Electricity Producers	2,690,750	—	—
Industrial Conglomerates	67,505,553	—	—
Insurance	96,276,025	—	—
Interactive Media & Services	300,115,533	—	—
Internet & Direct Marketing Retail	268,724,178	—	—
IT Services	300,718,769	—	—
Leisure Products	2,090,619	—	—
Life Sciences Tools & Services	65,891,679	—	—
Machinery	90,954,836	—	—
Media	73,222,265	—	—
Metals & Mining	17,676,879	—	—
Multiline Retail	28,618,528	—	—
Multi-Utilities	45,375,276	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A196

STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Oil, Gas & Consumable Fuels	$112,493,814	$—	$—
Personal Products	10,434,648	—	—
Pharmaceuticals	211,768,353	—	—
Professional Services	18,248,100	—	—
Real Estate Management & Development	3,637,760	—	—
Road & Rail	55,281,562	—	—
Semiconductors & Semiconductor Equipment	280,484,676	—	—
Software	470,337,981	—	—
Specialty Retail	120,932,536	—	—
Technology Hardware, Storage & Peripherals	383,667,354	—	—
Textiles, Apparel & Luxury Goods	40,833,658	—	—
Tobacco	35,468,647	—	—
Trading Companies & Distributors	10,996,571	—	—
Water Utilities	4,818,958	—	—
Wireless Telecommunication Services	13,606,365	—	—
Exchange-Traded Funds	24,904,756	—	—
Affiliated Mutual Funds	326,632,121	—	—
U.S. Treasury Obligation	—	7,398,974	—

Total	$5,823,699,294	$7,398,974	$—

Other Financial Instruments*
Assets
Futures Contracts	$2,344,077	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Software	8.4%
Technology Hardware, Storage & Peripherals	6.8
Affiliated Mutual Funds (3.8% represents investments purchased with collateral from securities on loan)	5.8
IT Services	5.4
Interactive Media & Services	5.3
Semiconductors & Semiconductor Equipment	5.0
Internet & Direct Marketing Retail	4.8
Pharmaceuticals	3.8
Banks	3.8
Health Care Equipment & Supplies	3.7
Capital Markets	2.7
Health Care Providers & Services	2.6
Equity Real Estate Investment Trusts (REITs)	2.3
Entertainment	2.2
Specialty Retail	2.2
Oil, Gas & Consumable Fuels	2.0
Automobiles	1.9
Biotechnology	1.8
Chemicals	1.8
Electric Utilities	1.7
Insurance	1.7
Hotels, Restaurants & Leisure	1.6
Machinery	1.6
Beverages	1.6

Household Products	1.6%
Aerospace & Defense	1.6
Diversified Telecommunication Services	1.4
Food & Staples Retailing	1.4
Diversified Financial Services	1.4
Media	1.3
Industrial Conglomerates	1.2
Life Sciences Tools & Services	1.2
Road & Rail	1.0
Food Products	1.0
Multi-Utilities	0.8
Communications Equipment	0.8
Textiles, Apparel & Luxury Goods	0.7
Air Freight & Logistics	0.7
Tobacco	0.6
Electronic Equipment, Instruments & Components	0.6
Consumer Finance	0.5
Multiline Retail	0.5
Electrical Equipment	0.5
Building Products	0.4
Exchange-Traded Funds	0.4
Commercial Services & Supplies	0.4
Household Durables	0.4
Containers & Packaging	0.3
Professional Services	0.3

SEE NOTES TO FINANCIAL STATEMENTS.

A197

STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification (continued):
Metals & Mining	0.3%
Airlines	0.3
Wireless Telecommunication Services	0.2
Energy Equipment & Services	0.2
Trading Companies & Distributors	0.2
Personal Products	0.2
U.S. Treasury Obligation	0.2
Auto Components	0.1
Distributors	0.1
Construction Materials	0.1
Water Utilities	0.1
Construction & Engineering	0.1

Health Care Technology	0.1%
Real Estate Management & Development	0.1
Independent Power & Renewable Electricity Producers	0.0	*
Leisure Products	0.0	*
Gas Utilities	0.0	*

	103.8
Liabilities in excess of other assets	(3.8)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$2,344,077	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Warrants(1)	Futures
Equity contracts	$14,163	$(20,251)	$11,943,326

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$1,075,030

SEE NOTES TO FINANCIAL STATEMENTS.

A198

STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$94,916,150

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$212,441,332	$(212,441,332)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A199

STOCK INDEX PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $212,441,332:
Unaffiliated investments (cost $1,444,526,877)	$5,504,466,147
Affiliated investments (cost $326,483,233)	326,632,121
Cash	35
Receivable for Portfolio shares sold	4,106,067
Dividends and interest receivable	4,074,275
Due from broker-variation margin futures	754,583
Tax reclaim receivable	18,359
Prepaid expenses and other assets	711,880

Total Assets	5,840,763,467

LIABILITIES
Payable to broker for collateral for securities on loan	215,681,439
Payable for Portfolio shares purchased	2,420,962
Management fee payable	1,335,254
Payable for investments purchased	923,957
Accrued expenses and other liabilities	195,841
Trustees’ fees payable	6,968
Affiliated transfer agent fee payable	980

Total Liabilities	220,565,401

NET ASSETS	$5,620,198,066

Net assets were comprised of:
Partners’ Equity	$5,620,198,066

Net asset value and redemption price per share, $5,620,198,066 / 64,114,476 outstanding shares of beneficial interest	$87.66

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income	$85,191,193
Income from securities lending, net (including affiliated income of $778,992)	817,344
Affiliated dividend income	678,558
Interest income	20,511

Total income	86,707,606

EXPENSES
Management fee	14,003,989
Custodian and accounting fees	275,626
Shareholders’ reports	144,671
Trustees’ fees	71,910
Legal fees and expenses	43,481
Audit fee	25,736
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,683
Miscellaneous	111,732

Total expenses	14,687,828

NET INVESTMENT INCOME (LOSS)	72,019,778

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $694,284)	47,600,530
Futures transactions	11,943,326

59,543,856

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $107,063)	724,406,093
Futures	1,075,030

725,481,123

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	785,024,979

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$857,044,757

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$72,019,778	$72,524,098
Net realized gain (loss) on investment transactions	59,543,856	79,062,396
Net change in unrealized appreciation (depreciation) on investments	725,481,123	988,963,592

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	857,044,757	1,140,550,086

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [3,906,549 and 2,978,605 shares, respectively]	296,701,054	192,206,253
Portfolio shares purchased [3,862,546 and 3,748,907 shares, respectively]	(290,448,745)	(248,177,505)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	6,252,309	(55,971,252)

TOTAL INCREASE (DECREASE)	863,297,066	1,084,578,834
NET ASSETS:
Beginning of year	4,756,901,000	3,672,322,166

End of year	$5,620,198,066	$4,756,901,000

SEE NOTES TO FINANCIAL STATEMENTS.

A200

VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 99.6%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 3.0%
Airbus SE (France)*	94,487	$10,382,550
Northrop Grumman Corp.	31,111	9,480,144
Raytheon Technologies Corp.	305,226	21,826,711

		41,689,405

Air Freight & Logistics — 0.9%
FedEx Corp.	48,145	12,499,405

Automobiles — 2.0%
General Motors Co.	652,808	27,182,925

Banks — 10.3%
Bank of America Corp.	1,037,265	31,439,502
Citigroup, Inc.	381,802	23,541,911
JPMorgan Chase & Co.	347,550	44,163,179
PNC Financial Services Group, Inc. (The)	154,841	23,071,309
Truist Financial Corp.	417,526	20,012,021

		142,227,922

Beverages — 1.6%
PepsiCo, Inc.	144,146	21,376,852

Biotechnology — 1.3%
AbbVie, Inc.	171,426	18,368,296

Building Products — 2.1%
Johnson Controls International PLC	606,485	28,256,136

Capital Markets — 3.0%
Blackstone Group, Inc. (The) (Class A Stock)	180,874	11,722,444
Goldman Sachs Group, Inc. (The)	113,164	29,842,478

		41,564,922

Chemicals — 5.7%
Dow, Inc.	418,130	23,206,215
FMC Corp.	194,023	22,299,064
Linde PLC (United Kingdom)	124,561	32,823,069

		78,328,348

Communications Equipment — 0.7%
Cisco Systems, Inc.	209,221	9,362,640

Consumer Finance — 2.9%
Capital One Financial Corp.	220,443	21,790,791
SLM Corp.	1,456,062	18,040,608

		39,831,399

Containers & Packaging — 1.5%
Crown Holdings, Inc.*	208,986	20,940,397

Diversified Telecommunication Services — 2.0%
Verizon Communications, Inc.	473,753	27,832,989

Electric Utilities — 1.1%
American Electric Power Co., Inc.	184,577	15,369,727

Electrical Equipment — 1.5%
Emerson Electric Co.	248,298	19,955,710

Entertainment — 2.6%
Walt Disney Co. (The)*	199,294	36,108,087

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) — 2.7%
Alexandria Real Estate Equities, Inc.	60,257	$10,739,003
American Campus Communities, Inc.	313,051	13,389,191
American Tower Corp.	60,206	13,513,839

		37,642,033

Food & Staples Retailing — 2.2%
Walmart, Inc.	214,811	30,965,006

Food Products — 1.6%
Mondelez International, Inc. (Class A Stock)	388,287	22,703,141

Health Care Equipment & Supplies — 1.6%
Zimmer Biomet Holdings, Inc.	141,160	21,751,344

Health Care Providers & Services — 2.5%
Cigna Corp.	88,877	18,502,414
Laboratory Corp. of America Holdings*	77,303	15,735,026

		34,237,440

Hotels, Restaurants & Leisure — 1.8%
McDonald’s Corp.	78,171	16,773,933
Royal Caribbean Cruises Ltd.	115,802	8,649,252

		25,423,185

Household Durables — 1.0%
D.R. Horton, Inc.	205,294	14,148,862

Household Products — 1.1%
Procter & Gamble Co. (The)	109,253	15,201,462

Insurance — 5.3%
Chubb Ltd.	193,696	29,813,688
Marsh & McLennan Cos., Inc.	106,513	12,462,021
MetLife, Inc.	414,771	19,473,499
RenaissanceRe Holdings Ltd. (Bermuda)	66,760	11,070,143

		72,819,351

Interactive Media & Services — 2.1%
Alphabet, Inc. (Class A Stock)*	16,130	28,270,083

Machinery — 3.2%
Deere & Co.	51,831	13,945,130
Fortive Corp.	175,091	12,399,945
Otis Worldwide Corp.	272,464	18,404,943

		44,750,018

Media — 1.1%
Comcast Corp. (Class A Stock)	276,510	14,489,124

Multi-Utilities — 3.2%
Ameren Corp.	271,793	21,216,162
Dominion Energy, Inc.	313,456	23,571,891

		44,788,053

Oil, Gas & Consumable Fuels — 4.7%
Chevron Corp.	340,666	28,769,244
ConocoPhillips	328,012	13,117,200
Suncor Energy, Inc. (Canada)	598,657	10,045,464
Williams Cos., Inc. (The)	630,846	12,648,462

		64,580,370

SEE NOTES TO FINANCIAL STATEMENTS.

A201

VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals — 4.3%
AstraZeneca PLC (United Kingdom), ADR(a)	327,131	$16,353,279
Bristol-Myers Squibb Co.	333,708	20,699,907
Eli Lilly & Co.	130,254	21,992,085

		59,045,271

Road & Rail — 2.4%
Union Pacific Corp.	162,018	33,735,388

Semiconductors & Semiconductor Equipment — 6.0%
Broadcom, Inc.	69,200	30,299,220
QUALCOMM, Inc.	195,328	29,756,267
Texas Instruments, Inc.	139,782	22,942,420

		82,997,907

Software — 3.6%
Microsoft Corp.	105,548	23,475,986
PTC, Inc.*	112,991	13,514,853
SAP SE (Germany), ADR(a)	92,489	12,059,641

		49,050,480

Specialty Retail — 4.2%
Advance Auto Parts, Inc.	69,520	10,950,095
Lowe’s Cos., Inc.	155,749	24,999,272
Ross Stores, Inc.	181,095	22,240,277

		58,189,644

Technology Hardware, Storage & Peripherals — 1.4%
Apple, Inc.	147,259	19,539,797

Trading Companies & Distributors — 1.4%
United Rentals, Inc.*(a)	84,581	19,615,180

TOTAL LONG-TERM INVESTMENTS (cost $897,648,386)		1,374,838,299

	Shares	Value

SHORT-TERM INVESTMENTS — 2.5%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	5,147,064	$5,147,064
PGIM Institutional Money Market Fund (cost $29,082,432; includes $29,078,254 of cash collateral for securities on loan)(b)(w)	29,109,768	29,095,213

TOTAL SHORT-TERM INVESTMENTS (cost $34,229,496)		34,242,277

TOTAL INVESTMENTS — 102.1% (cost $931,877,882)		1,409,080,576
Liabilities in excess of other assets — (2.1)%		(28,889,404)

NET ASSETS — 100.0%		$1,380,191,172

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $28,245,872; cash collateral of $29,078,254 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.

Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$31,306,855	$10,382,550	$—
Air Freight & Logistics	12,499,405	—	—
Automobiles	27,182,925	—	—
Banks	142,227,922	—	—
Beverages	21,376,852	—	—
Biotechnology	18,368,296	—	—
Building Products	28,256,136	—	—
Capital Markets	41,564,922	—	—
Chemicals	78,328,348	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A202

VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Communications Equipment	$9,362,640	$—	$—
Consumer Finance	39,831,399	—	—
Containers & Packaging	20,940,397	—	—
Diversified Telecommunication Services	27,832,989	—	—
Electric Utilities	15,369,727	—	—
Electrical Equipment	19,955,710	—	—
Entertainment	36,108,087	—	—
Equity Real Estate Investment Trusts (REITs)	37,642,033	—	—
Food & Staples Retailing	30,965,006	—	—
Food Products	22,703,141	—	—
Health Care Equipment & Supplies	21,751,344	—	—
Health Care Providers & Services	34,237,440	—	—
Hotels, Restaurants & Leisure	25,423,185	—	—
Household Durables	14,148,862	—	—
Household Products	15,201,462	—	—
Insurance	72,819,351	—	—
Interactive Media & Services	28,270,083	—	—
Machinery	44,750,018	—	—
Media	14,489,124	—	—
Multi-Utilities	44,788,053	—	—
Oil, Gas & Consumable Fuels	64,580,370	—	—
Pharmaceuticals	59,045,271	—	—
Road & Rail	33,735,388	—	—
Semiconductors & Semiconductor Equipment	82,997,907	—	—
Software	49,050,480	—	—
Specialty Retail	58,189,644	—	—
Technology Hardware, Storage & Peripherals	19,539,797	—	—
Trading Companies & Distributors	19,615,180	—	—
Affiliated Mutual Funds	34,242,277	—	—

Total	$1,398,698,026	$10,382,550	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Banks	10.3%
Semiconductors & Semiconductor Equipment	6.0
Chemicals	5.7
Insurance	5.3
Oil, Gas & Consumable Fuels	4.7
Pharmaceuticals	4.3
Specialty Retail	4.2
Software	3.6
Multi-Utilities	3.2
Machinery	3.2
Aerospace & Defense	3.0
Capital Markets	3.0
Consumer Finance	2.9
Equity Real Estate Investment Trusts (REITs)	2.7
Entertainment	2.6
Affiliated Mutual Funds (2.1% represents investments purchased with collateral from securities on loan)	2.5
Health Care Providers & Services	2.5
Road & Rail	2.4
Food & Staples Retailing	2.2
Interactive Media & Services	2.1

Building Products	2.1%
Diversified Telecommunication Services	2.0
Automobiles	2.0
Hotels, Restaurants & Leisure	1.8
Food Products	1.6
Health Care Equipment & Supplies	1.6
Beverages	1.6
Containers & Packaging	1.5
Electrical Equipment	1.5
Trading Companies & Distributors	1.4
Technology Hardware, Storage & Peripherals	1.4
Biotechnology	1.3
Electric Utilities	1.1
Household Products	1.1
Media	1.1
Household Durables	1.0
Air Freight & Logistics	0.9

SEE NOTES TO FINANCIAL STATEMENTS.

A203

VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification (continued):
Communications Equipment	0.7%

102.1
Liabilities in excess of other assets	(2.1)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$28,245,872	$(28,245,872)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A204

VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $28,245,872:
Unaffiliated investments (cost $897,648,386)	$1,374,838,299
Affiliated investments (cost $34,229,496)	34,242,277
Cash	49
Dividends receivable	1,182,521
Tax reclaim receivable	1,031,098
Receivable for Portfolio shares sold	717
Prepaid expenses and other assets	179,407

Total Assets	1,411,474,368

LIABILITIES
Payable to broker for collateral for securities on loan	29,078,254
Payable for Portfolio shares purchased	857,466
Payable to affiliate	759,647
Management fee payable	462,333
Accrued expenses and other liabilities	119,158
Trustees’ fees payable	2,326
Distribution fee payable	1,895
Administration fee payable	1,137
Affiliated transfer agent fee payable	980

Total Liabilities	31,283,196

NET ASSETS	$1,380,191,172

Net assets were comprised of:
Partners’ Equity	$1,380,191,172

Class I:
Net asset value and redemption price per share, $1,371,173,776 / 36,779,251 outstanding shares of beneficial interest	$37.28

Class II:
Net asset value and redemption price per share, $9,017,396 / 247,977 outstanding shares of beneficial interest	$36.36

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $156,453 foreign withholding tax)	$30,280,796
Affiliated dividend income	190,854
Income from securities lending, net (including affiliated income of $152,446)	177,823

Total income	30,649,473

EXPENSES
Management fee	4,979,027
Distribution fee—Class II	19,811
Administration fee—Class II	11,887
Shareholders’ reports	121,219
Custodian and accounting fees	104,716
Legal fees and expenses	29,172
Audit fee	28,193
Trustees’ fees	25,450
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,684
Miscellaneous	57,395

Total expenses	5,387,554

NET INVESTMENT INCOME (LOSS)	25,261,919

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $149,544)	8,481,868
Foreign currency transactions	28,519

8,510,387

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $2,983)	5,619,054

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	14,129,441

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$39,391,360

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$25,261,919	$27,742,089
Net realized gain (loss) on investment and foreign currency transactions	8,510,387	77,291,466
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	5,619,054	205,709,175

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	39,391,360	310,742,730

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	15,301,549	9,202,811
Portfolio shares purchased	(113,124,170)	(113,897,764)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(97,822,621)	(104,694,953)

CAPITAL CONTRIBUTIONS	—	1,759

TOTAL INCREASE (DECREASE)	(58,431,261)	206,049,536
NET ASSETS:
Beginning of year	1,438,622,433	1,232,572,897

End of year	$1,380,191,172	$1,438,622,433

SEE NOTES TO FINANCIAL STATEMENTS.

A205

NOTES TO FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

The Prudential Series Fund (“Series Fund”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Series Fund is composed of 17 Portfolios (each, a “Portfolio” and collectively, the “Portfolios”). The information presented in these financial statements pertains to the 17 Portfolios listed below together with their investment objectives. Each Portfolio is a diversified portfolio for purposes of the 1940 Act.

Conservative Balanced Portfolio:    Total investment return consistent with a conservatively managed diversified portfolio.

Diversified Bond Portfolio:    High level of income over a longer term while providing reasonable safety of capital.

Equity Portfolio:    Long-term growth of capital.

Flexible Managed Portfolio:    Total return consistent with an aggressively managed diversified portfolio.

Global Portfolio:    Long-term growth of capital.

Government Income Portfolio:    High level of income over the long-term consistent with the preservation of capital.

Government Money Market Portfolio:    Maximum current income consistent with the stability of capital and maintenance of liquidity.

High Yield Bond Portfolio:    High total return.

Jennison 20/20 Focus Portfolio:    Long-term growth of capital.

Jennison Portfolio:    Long-term growth of capital.

Natural Resources Portfolio:    Long-term growth of capital.

Small Capitalization Stock Portfolio:    Long-term growth of capital.

SP International Growth Portfolio:    Long-term growth of capital.

SP Prudential U.S. Emerging Growth Portfolio:    Long-term capital appreciation.

SP Small Cap Value Portfolio:    Long-term growth of capital.

Stock Index Portfolio:    Achieve investment results that generally correspond to the performance of publicly traded common stocks.

Value Portfolio:    Capital appreciation.

1.	Accounting Policies

The Series Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services —Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles (“GAAP”). The Series Fund and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    Each Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Series Fund’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

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For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolios’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

The Government Money Market Portfolio values all of its securities of sufficient credit quality at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a

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discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation:    The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the

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Statement of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options:    Certain Portfolios purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolios may also use options to gain additional market exposure. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolios each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Bank Loans:    Certain Portfolios invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Portfolios acquires interests

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in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Portfolios generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolios generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Portfolios generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolios may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Portfolios will assume the credit risk of both the borrower and the institution selling the participation to the Portfolios.

Repurchase Agreements:    Certain Portfolios entered into repurchase agreements. In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Swap Agreements:    Certain Portfolios entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objective. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”):    CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

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The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Portfolio is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps:    In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. The Portfolios’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Master Netting Arrangements:    The Series Fund, on behalf of certain Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolios to cover the Portfolios’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Series Fund, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

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In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in a portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/ insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights:    Certain Portfolios held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind:    Certain fixed income Portfolios invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions:    Certain Portfolios purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending:    Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of

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Operations.

Mortgage Dollar Rolls:    Certain Portfolios entered into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Portfolios are subject to the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs):    Certain Portfolios invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolio becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. For Portfolios with multiple classes of shares, net investment income or loss (other than administration and distribution fees which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes:    For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolio’s shareholders (participating insurance companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential Financial, Inc. (“Prudential”) as referenced below. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. The Government Money Market Portfolio declares and reinvests distributions, if any, daily. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.	Agreements

The Series Fund, on behalf of the Portfolios, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment management services and supervises the subadvisers’ performance of such services. The Manager has entered into subadvisory agreements with each of PGIM, Inc., which provides subadvisory services to the Portfolios through its business unit PGIM Fixed Income (“PFI”), PGIM Limited (commenced as a subadviser on April 27, 2020), Jennison Associates LLC (“Jennison”) (a wholly-owned subsidiary of PGIM, Inc.), Allianz Global Investors U.S. LLC (“Allianz”), Brown Advisory LLC (“Brown”), Goldman Sachs Asset Management, L.P. (“GSAM”), J.P. Morgan Investment Management, Inc. (“J.P. Morgan”), LSV Asset Management (“LSV”), Neuberger Berman Investment Advisors, LLC (“Neuberger Berman”), QMA LLC (“QMA”) (a wholly-owned subsidiary of PGIM, Inc.), T. Rowe Price Associates, Inc. (“T. Rowe”) and William Blair & Co. LLC (“William Blair”) (collectively, the “subadvisers”), under which each provides investment advisory services for certain Portfolios of the Series Fund. The Manager pays for the services of the subadvisers, cost of compensation of officers of the Portfolio, occupancy and certain clerical and administrative

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expenses of the Portfolios. The Portfolios bear all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly, using the value of each Portfolio’s average daily net assets, at the respective annual rates specified below.

Portfolio	Management Fee	Effective Management Fee, Net of Waiver, if Applicable
Conservative Balanced Portfolio	0.55%	0.55%
Diversified Bond Portfolio	0.40	0.40
Equity Portfolio	0.45	0.45
Flexible Managed Portfolio	0.60	0.60
Global Portfolio	0.75	0.71	*
Government Income Portfolio	0.40	0.40
Government Money Market Portfolio	0.30	0.17	**
High Yield Bond Portfolio	0.55	0.51	***
Jennison 20/20 Focus Portfolio	0.75	0.75
Jennison Portfolio	0.60	0.60
Natural Resources Portfolio	0.45	0.44	****
Small Capitalization Stock Portfolio	0.35	0.35
SP International Growth Portfolio	0.85	0.65	*****
SP Prudential U.S. Emerging Growth Portfolio	0.60	0.60
SP Small Cap Value Portfolio	0.90	0.90	******
Stock Index Portfolio	0.30% up to $4 billion 0.25% over $4 billion	0.29
Value Portfolio	0.40	0.40

*

The Manager has contractually agreed, through June 30, 2021, to waive a portion of its management fee equal to an annual rate of 0.0323% of the average daily net assets of the Portfolio. Effective March 1, 2020, the Manager has contractually agreed to waive an additional 0.004% of its investment management fee through June 30, 2021.

**

The Manager has voluntarily agreed to limit the management fee of the Government Money Market Portfolio such that the 1-day yield of the Portfolio, excluding realized gain (loss) on investment transactions, does not fall below 0.00%. The waiver/reimbursement is voluntary and may be modified or terminated by the Manager at any time without notice. During the year ended December 31, 2020, the Manager has reimbursed the Portfolio as a result of this voluntary agreement in the amount of $883,604, 0.13% of the Government Money Market Portfolio’s average daily net assets.

***

The Manager has contractually agreed through June 30, 2021 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, administrative fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, acquired fund fees and expenses, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of the Portfolio to 0.57% of the Portfolio’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

****	The Manager has contractually agreed, through June 30, 2021, to waive a portion of its management fee equal to an annual rate of 0.008% of the average daily net assets of the Portfolio.
*****

The Manager has contractually agreed, through June 30, 2021, to waive a portion of its management fee equal to an annual rate of 0.019% of the average daily net assets of the Portfolio. The Manager has also contractually agreed through June 30, 2021 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, administrative fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Portfolio to 1.01% of the Portfolio’s average daily net assets. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

******	The Manager has contractually agreed, through June 30, 2020, to waive a portion of its management fee equal to an annual rate of 0.008% of the average daily net assets of the Portfolio.

At December 31, 2020, the subadvisers that provide investment advisory services to the Portfolios are listed directly below. Where more than one subadviser is listed, each subadviser provides services to a segment of the Portfolio:

Portfolio	Subadviser(s)
Conservative Balanced Portfolio	PFI; PGIM Limited & QMA
Diversified Bond Portfolio	PFI & PGIM Limited

B9

Portfolio	Subadviser(s)
Equity Portfolio	Jennison
Flexible Managed Portfolio	PFI; PGIM Limited & QMA
Global Portfolio	Brown; LSV; QMA; T. Rowe & William Blair
Government Income Portfolio	PFI
Government Money Market Portfolio	PFI
High Yield Bond Portfolio	PFI & PGIM Limited
Jennison 20/20 Focus Portfolio	Jennison
Jennison Portfolio	Jennison
Natural Resources Portfolio	Allianz
Small Capitalization Stock Portfolio	QMA
SP International Growth Portfolio	Jennison; Neuberger Berman & William Blair
SP Prudential U.S. Emerging Growth Portfolio	J.P. Morgan
SP Small Cap Value Portfolio	GSAM
Stock Index Portfolio	QMA
Value Portfolio	Jennison

The Series Fund, on behalf of the Portfolios, has a distribution agreement, pursuant to Rule 12b-1 under the 1940 Act, with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class I, Class II and Class III shares of the Portfolios. The Portfolios compensate PIMS for distributing and servicing the Portfolios’ Class II and Class III shares pursuant to a plan of distribution (the “Class II Plan” and “Class III Plan”, together, the Plans), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Portfolios. Pursuant to the Plans, the Class II and Class III shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II and Class III shares. In order to support the Fund’s income yield, PIMS has voluntarily undertaken to waive the distribution and service (12b-1) fees of the Government Money Market Portfolio Class III shares, respectively, such that the 1-day income yield (excluding capital gain (loss)) does not fall below 0.00%.

The Series Fund has an administration agreement with the Manager, which acts as the administrator of the Class II shares of the Portfolios. The administration fee paid to the Manager is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

The Series Fund, on behalf of the Portfolios, has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the reporting period ended December 31, 2020, brokerage commission recaptured under these agreements was as follows:

Portfolio	Amount
Equity Portfolio	$179,213
Global Portfolio	41,471
Jennison 20/20 Focus Portfolio	5,369
Jennison Portfolio	68,200
SP International Growth Portfolio	4,699
SP Prudential U.S. Emerging Growth Portfolio	4,158
Value Portfolio	37,425

PIMS, PGIM Investments, PGIM, Inc., PGIM Limited, QMA and Jennison are indirect, wholly-owned subsidiaries of Prudential.

3.	Other Transactions with Affiliates

a.) Related Parties

B10

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Portfolios may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”) and their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. The Portfolios may also invest in the PGIM Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities Exchange Commission (“SEC”), a series of Prudential Investment Portfolios 2 (together with PGIM Core Ultra Short Bond Fund, the “Core Funds”) registered under the 1940 Act and managed by PGIM Investments. Through the Portfolios’ investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Funds and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Certain Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Series Fund’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Series Fund’s Rule 17a-7 procedures. For the reporting period ended December 31, 2020, no 17a-7 transactions were entered into by the Portfolios.

In March 2019, the following Portfolio was reimbursed by the Manager for costs incurred due to a portfolio allocation error. The reimbursement amount for the affected Portfolio is disclosed below and such amount is also disclosed in the Portfolio’s “Statements of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions” for the year ended December 31, 2019.

Portfolio	Capital Contributions
SP International Growth Portfolio	$12

b.) Securities Lending and Foreign Withholding Tax Reclaim Matters

In September 2019, the Manager reached a settlement with the SEC relating to the securities lending and foreign withholding tax reclaim matters described below. Under the settlement, the Manager agreed to pay to the SEC disgorgement of fees and a civil penalty. The settlement does not affect the Manager’s ability to manage the Portfolios.

In February 2016, Prudential, the parent company of the Manager, self-reported to the SEC and certain other regulators that, in some cases, it failed to maximize securities lending income for certain Portfolios of the Series Fund due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid each of the affected Portfolios an amount equal to the estimated loss associated with the unauthorized restriction. At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Series Fund. The per share amount of opportunity loss payment to the Portfolios is disclosed in the Portfolios’ “Financial Highlights” as “Capital Contributions” for the fiscal year ended December 31, 2016.

In March 2018, Prudential further notified the SEC that it failed to timely reimburse certain Portfolios for amounts due under protocols established to ensure that the Portfolios were not harmed as a result of their tax status as partnerships instead of regulated investment companies (RICs). Specifically, as a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”). Prudential’s protocols were intended to protect the Portfolios from these differences and delays. In consultation with the Series Fund’s independent trustees, Prudential paid each of the affected Portfolios an amount equal to the excess withholding tax in addition to an amount equal to the applicable Portfolio’s rate of return (“opportunity loss”) applied to these excess withholding tax amounts for periods from the various transaction

B11

dates, beginning January 2, 2006 (the date when the Portfolios were converted to partnerships for tax purposes), through February 28, 2018 (the date through which the previously established protocols were not uniformly implemented). The amount due to each Portfolio was calculated by Prudential with the help of a third-party consultant. Those amounts and the methodology used by Prudential to derive them, were evaluated and confirmed by a consultant retained by the Series Fund’s independent trustees. The excess withholding tax analysis considered detriments to the Portfolios due to their tax status as partnerships arising from both timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) as described above as well as permanent tax detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable). Further, the opportunity loss due to each Portfolio also was calculated by a third-party consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the Series Fund’s independent trustees. In May 2019, Prudential made an additional payment to the Portfolios relating to the opportunity loss upon the final review of the methodology used for the Portfolios’ rate of return calculation. The aggregate previously unreimbursed excess withholding tax and/or opportunity loss payments for each affected Portfolio are disclosed as “Capital Contributions” in the Portfolios’ “Statements of Changes in Net Assets” for the fiscal year ended December 31, 2019 and in the “Financial Highlights” for the fiscal years ended December 31, 2018 and December 31, 2019.

In addition to the above, Prudential committed to the Series Fund’s independent trustees that it would pay all consulting, legal, audit, and other charges, fees and expenses incurred with the matters described above. Prudential has made and continues to make these payments.

Prudential instituted a process in consultation with the Series Fund’s independent trustees to reimburse the affected Portfolios for any future excess withholding tax on the first business day following the pay-date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences or permanent detriments resulting from the Portfolios’ partnership tax status.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the “Statement of Assets and Liabilities” and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the “Statement of Assets and Liabilities.” To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amounts have been paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2020 Payments
Conservative Balanced Portfolio	$53,243
Flexible Managed Portfolio	63,091
Global Portfolio	232,294
High Yield Bond Portfolio	110
Natural Resources Portfolio	29,684
SP International Growth Portfolio	24,723
SP Small Cap Value Portfolio	9,595

The following amounts have been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2020 Payments
Conservative Balanced Portfolio	$4,570
Flexible Managed Portfolio	9,313

B12

Portfolio	2020 Payments
Global Portfolio	$180,899
High Yield Bond Portfolio	119
Jennison 20/20 Focus Portfolio	3,158
Jennison Portfolio	16,846
Natural Resources Portfolio	97,561
SP International Growth Portfolio	9,376
SP Prudential U.S. Emerging Growth Portfolio	2,327
Value Portfolio	35,320

The following capital contributions, as described above, have been paid in 2019 by Prudential for the opportunity loss associated with excess withholding taxes related to permanent tax detriments and timing differences for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	Capital Contributions
Conservative Balance Portfolio	$13,184
Equity Portfolio	3
Flexible Managed Portfolio	14,632
Global Portfolio	85,664
Jennison Portfolio	8,215
Natural Resources Portfolio	6,508
SP International Growth Portfolio	87,929
Value Portfolio	1,759

4.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2020, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
Conservative Balanced Portfolio	$1,653,216,688	$1,808,205,113
Diversified Bond Portfolio	403,110,215	314,174,894
Equity Portfolio	2,934,970,861	3,208,967,912
Flexible Managed Portfolio	4,736,925,539	4,938,394,365
Global Portfolio	392,856,142	442,013,447
Government Income Portfolio	317,929,572	297,450,613
High Yield Bond Portfolio	291,611,868	291,781,653
Jennison 20/20 Focus Portfolio	153,505,995	185,522,033
Jennison Portfolio	1,489,620,787	1,673,333,711
Natural Resources Portfolio	434,051,657	458,807,017
Small Capitalization Stock Portfolio	128,505,322	170,226,249
SP International Growth Portfolio	37,488,205	44,891,175
SP Prudential U.S. Emerging Growth Portfolio	186,863,318	211,773,455
SP Small Cap Value Portfolio	145,387,414	128,595,963
Stock Index Portfolio	261,495,584	194,007,778
Value Portfolio	390,984,783	435,417,599

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended December 31, 2020, is presented as follows:

B13

Conservative Balanced Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$255,146,173	$734,712,299	$603,395,925	$—	$—	$386,462,547	386,462,547	$2,110,405
PGIM Institutional Money Market Fund*
75,225,305	778,001,541	780,265,428	87,449	(83,912)	72,964,955	73,001,456	225,356	**

$330,371,478	$1,512,713,840	$1,383,661,353	$87,449	$(83,912)	$459,427,502		$2,335,761

Diversified Bond Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$2,890,447	$358,864,184	$347,675,542	$—	$—	$14,079,089	14,079,089	$120,067
PGIM Institutional Money Market Fund*
33,315,035	263,521,881	252,744,965	9,715	(35,703)	44,065,963	44,088,008	102,579	**

$36,205,482	$622,386,065	$600,420,507	$9,715	$(35,703)	$58,145,052		$222,646

Equity Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 54,364,910	$1,165,730,098	$1,185,558,511	$—	$—	$34,536,497	34,536,497	$687,233
PGIM Institutional Money Market Fund*
220,901,277	2,561,037,543	2,273,199,778	217,230	372,577	509,328,849	509,583,640	819,055	**

$275,266,187	$3,726,767,641	$3,458,758,289	$217,230	$372,577	$543,865,346		$1,506,288

Flexible Managed Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$153,379,057	$1,057,714,802	$857,707,980	$—	$—	$353,385,879	353,385,879	$1,475,434
PGIM Institutional Money Market Fund*
117,674,766	997,709,063	1,074,840,038	54,515	498,927	41,097,233	41,117,792	319,762	**

$271,053,823	$2,055,423,865	$1,932,548,018	$54,515	$498,927	$394,483,112		$1,795,196

Global Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$35,350,796	$304,793,691	$313,751,562	$—	$—	$26,392,925	26,392,925	$268,677

B14

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Institutional Money Market Fund*
$46,466,559	$318,764,969	$347,681,616	$9,043	$(2,977)	$17,555,978	17,564,760	$84,936	**

$81,817,355	$623,558,660	$661,433,178	$9,043	$(2,977)	$43,948,903		$353,613

Government Income Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Short-Term Bond Fund*
$ 7,285,947	$31,751	$7,277,989	$(178,952)	$139,243	$—	—	$31,751
PGIM Core Ultra Short Bond Fund*
5,041,716	125,087,281	96,394,949	—	—	33,734,048	33,734,048	55,338
PGIM Institutional Money Market Fund*
—	113,681,184	113,690,666	—	9,482	—	—	25,932	**

$12,327,663	$238,800,216	$217,363,604	$(178,952)	$148,725	$33,734,048		$113,021

High Yield Bond Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 2,970,312	$159,043,209	$146,093,339	$—	$—	$15,920,182	15,920,182	$91,573
PGIM Institutional Money Market Fund*
82,327,001	387,360,098	339,227,656	1,420	(119,710)	130,341,153	130,406,356	245,441	**

$85,297,313	$546,403,307	$485,320,995	$1,420	$(119,710)	$146,261,335		$337,014

Jennison 20/20 Focus Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$1,649,184	$78,461,168	$76,162,138	$—	$—	$3,948,214	3,948,214	$29,420
PGIM Institutional Money Market Fund*
550,015	153,377,297	140,693,350	(145)	(551)	13,233,266	13,239,886	15,720	**

$2,199,199	$231,838,465	$216,855,488	$(145)	$(551)	$17,181,480		$45,140

Jennison Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$5,324,539	$670,659,953	$675,411,236	$—	$—	$573,256	573,256	$113,914

B15

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Institutional Money Market Fund*
$199,541,309	$2,147,918,832	$2,007,746,994	$85,039	$42,828	$339,841,014	340,011,020	$572,242	**

$204,865,848	$2,818,578,785	$2,683,158,230	$85,039	$42,828	$340,414,270		$686,156

Natural Resources Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 5,623,570	$154,358,216	$158,859,796	$—	$—	$1,121,990	1,121,990	$53,407
PGIM Institutional Money Market Fund*
19,123,729	314,758,170	297,251,683	17,813	(26,908)	36,621,121	36,639,441	87,606	**

$24,747,299	$469,116,386	$456,111,479	$17,813	$(26,908)	$37,743,111		$141,013

Small Capitalization Stock Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 1,885,364	$46,436,799	$46,405,933	$—	$—	$1,916,230	1,916,230	$12,285
PGIM Institutional Money Market Fund*
170,444,676	523,815,116	540,487,690	155,631	(120,046)	153,807,687	153,884,630	434,257	**

$172,330,040	$570,251,915	$586,893,623	$155,631	$(120,046)	$155,723,917		$446,542

SP International Growth Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$1,090,611	$17,681,370	$17,792,435	$—	$—	$979,546	979,546	$6,882
PGIM Institutional Money Market Fund*
2,068,861	30,213,766	26,302,604	4,215	(4,327)	5,979,911	5,982,903	8,636	**

$3,159,472	$47,895,136	$44,095,039	$4,215	$(4,327)	$6,959,457		$15,518

SP Prudential U.S. Emerging Growth Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 2,356,856	$81,703,622	$79,609,349	$—	$—	$4,451,129	4,451,129	$34,099
PGIM Institutional Money Market Fund*
38,479,925	333,880,667	334,702,775	49,089	(31,014)	37,675,892	37,694,739	113,680	**

$40,836,781	$415,584,289	$414,312,124	$49,089	$(31,014)	$42,127,021		$147,779

B16

SP Small Cap Value Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 4,283,369	$40,562,798	$40,704,349	$—	$—	$4,141,818	4,141,818	$26,858
PGIM Institutional Money Market Fund*
19,868,439	95,517,552	97,237,425	2,188	(11,775)	18,138,979	18,148,052	45,546	**

$24,151,808	$136,080,350	$137,941,774	$2,188	$(11,775)	$22,280,797		$72,404

Stock Index Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 88,663,837	$336,190,298	$314,076,860	$—	$—	$110,777,275	110,777,275	$678,558
PGIM Institutional Money Market Fund*
238,544,735	3,061,459,761	3,084,950,997	107,063	694,284	215,854,846	215,962,828	778,992	**

$327,208,572	$3,397,650,059	$3,399,027,857	$107,063	$694,284	$326,632,121		$1,457,550

Value Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$30,863,588	$212,435,559	$238,152,083	$—	$—	$5,147,064	5,147,064	$190,854
PGIM Institutional Money Market Fund*
34,639,237	692,283,175	697,979,726	2,983	149,544	29,095,213	29,109,768	152,446	**

$65,502,825	$904,718,734	$936,131,809	$2,983	$149,544	$34,242,277		$343,300

*	The Fund did not have any capital gain distributions during the reporting period.

**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

5.	Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions.After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Portfolios’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2020 are subject to such review.

6.	Borrowings

The Series Fund, on behalf of the Portfolios, (excluding the Government Money Market Portfolio), along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement

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(“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$1,200,000,000	$1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The following Portfolios utilized the SCA during the year ended December 31, 2020. The average balance outstanding is for the number of days the Portfolios utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2020
Government Income Portfolio	$789,000	2.86%	3	$789,000	$—
High Yield Bond Portfolio	103,000	1.38	1	103,000	—
Jennison 20/20 Focus Portfolio	342,761	1.46	46	1,178,000	—
Jennison Portfolio	873,048	1.58	21	1,646,000	—
Natural Resources Portfolio	1,062,471	1.42	51	16,253,000	—
Small Capitalization Stock Portfolio	467,000	2.00	4	895,000	—
SP International Growth Portfolio	321,000	1.44	7	498,000	—
SP Prudential U.S. Emerging Growth Portfolio	1,862,400	1.53	5	2,922,000	—

7.	Capital and Ownership

The Portfolios offer Class I shares and certain Portfolios offer Class II and/or Class III shares. All share classes are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I and Class III shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. Class I shares are also offered to separate accounts of non-affiliated insurers for which Prudential or its affiliates administer and/or reinsure the variable life insurance or variable annuity contracts issued in connection with the separate accounts. The separate accounts invest in shares of the Portfolios through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Portfolios to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

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As of December 31, 2020, the following number of shares of the Portfolios were owned of record directly or by other Portfolios as part of their investments by insurance affiliates of Prudential.

Portfolio	Number of Shares	Percentage of Outstanding Shares
Conservative Balanced Portfolio	77,460,209	100.0%
Diversified Bond Portfolio	80,687,433	98.5%
Equity Portfolio - Class I	69,595,254	100.0%
Flexible Managed Portfolio	119,083,184	100.0%
Global Portfolio	28,653,078	100.0%
Government Income Portfolio	16,974,961	100.0%
Government Money Market Portfolio - Class I	79,183,855	99.9%
Government Money Market Portfolio - Class III	6,561,217	100.0%
High Yield Bond Portfolio	85,613,264	100.0%
Jennison 20/20 Focus Portfolio - Class I	1,739,700	100.0%
Jennison Portfolio - Class I	25,570,838	100.0%
Natural Resources Portfolio - Class I	12,873,378	100.0%
Small Capitalization Stock Portfolio	17,965,148	100.0%
SP International Growth Portfolio - Class I	8,415,841	100.0%
SP Prudential U.S. Emerging Growth Portfolio - Class I	13,803,876	100.0%
SP Small Cap Value	8,608,531	100.0%
Stock Index Portfolio	64,114,476	100.0%
Value Portfolio - Class I	36,779,251	100.0%

The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

	Affiliated		Unaffiliated
Portfolio	Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
Conservative Balanced Portfolio	3	100.0%	—	—%
Diversified Bond Portfolio	3	98.5	—	—
Equity Portfolio	3	99.9	—	—
Flexible Managed Portfolio	3	100.0	—	—
Global Portfolio	2	97.8	—	—
Government Income Portfolio	2	98.4	—	—
Government Money Market Portfolio	4	99.9	—	—
High Yield Bond Portfolio	3	100.0	—	—
Jennison 20/20 Focus Portfolio	1	34.7	2	56.0
Jennison Portfolio	2	93.1	—	—
Natural Resources Portfolio	2	89.1	1	6.2
Small Capitalization Stock Portfolio	2	96.4	—	—
SP International Growth Portfolio	3	95.3	—	—
SP Prudential U.S. Emerging Growth Portfolio	2	99.5	—	—
SP Small Cap Value Portfolio	2	99.3	—	—
Stock Index Portfolio	3	100.0	—	—
Value Portfolio	2	95.1	—	—

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Transactions in shares of beneficial interest of the Equity, Government Money Market, Jennison 20/20 Focus, Jennison, Natural Resources, SP International Growth, SP Prudential U.S. Emerging Growth and Value Portfolios were as follows:

Equity Portfolio

Class I:	Shares	Amount
Year ended December 31, 2020:
Portfolio shares sold	181,520	$10,472,312
Portfolio shares purchased	(5,150,263)	(344,048,385)

Net increase (decrease) in shares outstanding	(4,968,743)	$(333,576,073)

Year ended December 31, 2019:
Portfolio shares sold	102,565	$5,848,661
Portfolio shares purchased	(5,496,601)	(313,401,998)
Capital contributions	—	3

Net increase (decrease) in shares outstanding	(5,394,036)	$(307,553,334)

Class II:
Year ended December 31, 2020:
Portfolio shares sold	278	$21,699
Portfolio shares purchased	(3,338)	(215,385)

Net increase (decrease) in shares outstanding	(3,060)	$(193,686)

Year ended December 31, 2019:
Portfolio shares sold	1	$39
Portfolio shares purchased	(2,102)	(115,498)

Net increase (decrease) in shares outstanding	(2,101)	$(115,459)

Government Money Market Portfolio

Class I:	Shares	Amount
Year ended December 31, 2020:
Portfolio shares sold	70,339,155	$703,391,553
Shares issued in reinvestment of dividends and distributions	179,185	1,791,854
Portfolio shares purchased	(51,256,624)	(512,566,244)

Net increase (decrease) in shares outstanding	19,261,716	$192,617,163

Year ended December 31, 2019:
Portfolio shares sold	51,839,113	$518,391,129
Shares issued in reinvestment of dividends and distributions	1,065,025	10,650,252
Portfolio shares purchased	(46,588,121)	(465,881,208)

Net increase (decrease) in shares outstanding	6,316,017	$63,160,173

Class III:
Period ended December 31, 2020*:
Portfolio shares sold	14,739,505	$147,395,045
Shares issued in reinvestment of dividends and distributions	9	87
Portfolio shares purchased	(8,178,297)	(81,782,967)

Net increase (decrease) in shares outstanding	6,561,217	$65,612,165

*	Commencement of offering was May 18, 2020.

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Jennison 20/20 Focus Portfolio

Class I:	Shares	Amount
Year ended December 31, 2020:
Portfolio shares sold	135,606	$5,549,775
Portfolio shares purchased	(279,439)	(11,452,948)

Net increase (decrease) in shares outstanding	(143,833)	$(5,903,173)

Year ended December 31, 2019:
Portfolio shares sold	98,778	$3,376,115
Portfolio shares purchased	(212,525)	(7,260,173)

Net increase (decrease) in shares outstanding	(113,747)	$(3,884,058)

Class II:
Year ended December 31, 2020:
Portfolio shares sold	129,143	$5,004,111
Portfolio shares purchased	(711,872)	(27,640,357)

Net increase (decrease) in shares outstanding	(582,729)	$(22,636,246)

Year ended December 31, 2019:
Portfolio shares sold	110,457	$3,576,901
Portfolio shares purchased	(966,559)	(30,621,024)

Net increase (decrease) in shares outstanding	(856,102)	$(27,044,123)

Jennison Portfolio

Class I:	Shares	Amount
Year ended December 31, 2020:
Portfolio shares sold	434,139	$41,958,227
Portfolio shares purchased	(2,327,216)	(227,484,202)

Net increase (decrease) in shares outstanding	(1,893,077)	$(185,525,975)

Year ended December 31, 2019:
Portfolio shares sold	235,080	$17,277,706
Portfolio shares purchased	(2,232,184)	(162,672,928)
Capital contributions	—	7,972

Net increase (decrease) in shares outstanding	(1,997,104)	$(145,387,250)

Class II:
Year ended December 31, 2020:
Portfolio shares sold	152,672	$15,214,498
Portfolio shares purchased	(277,016)	(26,248,687)

Net increase (decrease) in shares outstanding	(124,344)	$(11,034,189)

Year ended December 31, 2019:
Portfolio shares sold	95,620	$6,591,703
Portfolio shares purchased	(286,365)	(19,696,094)
Capital contributions	—	243

Net increase (decrease) in shares outstanding	(190,745)	$(13,104,148)

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Natural Resources Portfolio

Class I:	Shares	Amount
Year ended December 31, 2020:
Portfolio shares sold	372,607	$7,379,403
Portfolio shares purchased	(1,146,855)	(24,955,570)

Net increase (decrease) in shares outstanding	(774,248)	$(17,576,167)

Year ended December 31, 2019:
Portfolio shares sold	141,517	$3,361,228
Portfolio shares purchased	(1,244,941)	(29,748,209)
Capital contributions	—	5,677

Net increase (decrease) in shares outstanding	(1,103,424)	$(26,381,304)

Class II:
Year ended December 31, 2020:
Portfolio shares sold	661,009	$11,523,075
Portfolio shares purchased	(1,531,511)	(31,053,060)

Net increase (decrease) in shares outstanding	(870,502)	$(19,529,985)

Year ended December 31, 2019:
Portfolio shares sold	350,913	$7,965,001
Portfolio shares purchased	(520,257)	(12,096,475)
Capital contributions	—	831

Net increase (decrease) in shares outstanding	(169,344)	$(4,130,643)

SP International Growth Portfolio

Class I:	Shares	Amount
Year ended December 31, 2020:
Portfolio shares sold	543,521	$5,403,599
Portfolio shares purchased	(1,353,938)	(13,293,021)

Net increase (decrease) in shares outstanding	(810,417)	$(7,889,422)

Year ended December 31, 2019:
Portfolio shares sold	315,282	$2,564,427
Portfolio shares purchased	(1,100,350)	(9,130,186)
Capital contributions	—	87,795

Net increase (decrease) in shares outstanding	(785,068)	$(6,477,964)

Class II:
Year ended December 31, 2020:
Portfolio shares sold	1	$11
Portfolio shares purchased	(795)	(7,623)

Net increase (decrease) in shares outstanding	(794)	$(7,612)

Year ended December 31, 2019:
Portfolio shares purchased	(1,885)	$(15,391)
Capital contributions	—	146

Net increase (decrease) in shares outstanding	(1,885)	$(15,245)

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SP Prudential U.S. Emerging Growth Portfolio

Class I:	Shares	Amount
Year ended December 31, 2020:
Portfolio shares sold	979,430	$21,347,038
Portfolio shares purchased	(2,081,043)	(43,735,970)

Net increase (decrease) in shares outstanding	(1,101,613)	$(22,388,932)

Year ended December 31, 2019:
Portfolio shares sold	561,212	$9,543,598
Portfolio shares purchased	(1,420,719)	(23,926,134)

Net increase (decrease) in shares outstanding	(859,507)	$(14,382,536)

Class II:
Year ended December 31, 2020:
Portfolio shares sold	414	$9,328
Portfolio shares purchased	(14,678)	(291,094)

Net increase (decrease) in shares outstanding	(14,264)	$(281,766)

Year ended December 31, 2019:
Portfolio shares sold	1,978	$31,372
Portfolio shares purchased	(16,204)	(255,328)

Net increase (decrease) in shares outstanding	(14,226)	$(223,956)

Value Portfolio

Class I:	Shares	Amount
Year ended December 31, 2020:
Portfolio shares sold	469,060	$14,940,937
Portfolio shares purchased	(3,418,107)	(112,766,386)

Net increase (decrease) in shares outstanding	(2,949,047)	$(97,825,449)

Year ended December 31, 2019:
Portfolio shares sold	236,977	$7,891,251
Portfolio shares purchased	(3,462,544)	(113,465,025)
Capital contributions	—	1,750

Net increase (decrease) in shares outstanding	(3,225,567)	$(105,572,024)

Class II:
Year ended December 31, 2020:
Portfolio shares sold	12,657	$360,612
Portfolio shares purchased	(10,965)	(357,784)

Net increase (decrease) in shares outstanding	1,692	$2,828

Year ended December 31, 2019:
Portfolio shares sold	41,074	$1,311,560
Portfolio shares purchased	(13,237)	(432,739)
Capital contributions	—	9

Net increase (decrease) in shares outstanding	27,837	$878,830

8.	Risks of Investing in the Portfolios

The Portfolios’ risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Portfolio, please refer to the Prospectus and Statement of Additional Information of that Portfolio.

Derivatives Risk:    Derivatives involve special risks and costs and may result in losses to a Portfolio. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, a Portfolio will

B23

depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to a Portfolio. A Portfolio’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Portfolio’s derivatives positions. In fact, many OTC derivative instruments lack liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to a Portfolio.

Emerging Markets Risk:    The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Emerging market countries may have policies that restrict investments by non-US investors, or that prevent non-US investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity Securities Risk:    There is a risk that the value of a particular stock or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which a Portfolio invests could go down. A Portfolio’s holdings can vary from broad market indexes, and the performance of a Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments. Such events may result in losses to a Portfolio. Preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of assets, but does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include the risk of losses attributable to adverse changes in interest rates, broader market conditions and the financial condition of the stock’s issuer. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.

Fixed Income Securities Risk:    Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk.

Credit risk:    Credit risk is the risk that an issuer or guarantor of a security will be unable or unwilling to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able or willing to make required principal and interest payments. The downgrade of the credit of a security held by a Portfolio may decrease its value. Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Portfolio assets allocated to lower-rated securities generally will increase the credit risk to which a Portfolio is subject.

Liquidity risk:    Liquidity risk is the risk that a Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all, which could prevent a Portfolio from taking advantage of other investment opportunities. In addition, liquidity risk refers to the risk that a Portfolio may not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, redemption requests by certain large shareholders such as institutional investors, or other reasons. Meeting such redemption requests may cause a Portfolio to have to liquidate portfolio securities at disadvantageous prices or times and/or unfavorable conditions and, thus, could reduce the returns of a Portfolio and dilute remaining investors’ interests.

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Interest rate risk:    Interest rate risk is the risk that the value of an investment may go down in value when interest rates rise. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Changes in interest rates may also affect the liquidity of a Portfolio’s investments in fixed income securities. The risks associated with changing interest rates are heightened, given that interest rates in the US may increase, possibly suddenly and significantly, with unpredictable effects on the markets and a Portfolio’s investments. Volatility in interest rates and in fixed income markets may increase the risk that a Portfolio’s investment in fixed income securities will go down in value. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, portfolios with longer durations and longer weighted average maturities generally have more volatile share prices than portfolios with shorter durations and shorter weighted average maturities.

Foreign Securities Risk:    A Portfolios’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of a Portfolios’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

LIBOR Risk:    Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by a Portfolio as well as loan facilities used by a Portfolio. As such, the potential impact of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Market and Management Risk:    Market risk is the risk that the markets in which a Portfolio invests will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns negative, the price of all securities may decline. Market risk also includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause a Portfolio to lose value. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, a Portfolio being unable to buy or sell certain securities at an advantageous time or accurately price its portfolio investments. In addition, a Portfolio may rely on various third-party sources to calculate its net asset value. As a result, a Portfolio is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Portfolio’s calculations of its net asset value. Such net asset value

B25

calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculations and/or the inability to calculate net asset values over extended periods. A Portfolio may be unable to recover any losses associated with such failures.

Management risk is the risk that the investment strategy or the Manager or a subadviser will not work as intended. All decisions by the Manager or a subadviser require judgment and are based on imperfect information. In addition, if a Portfolio is managed using a quantitative investment model, it is subject to the risk that the model may not perform as expected. Similarly, there can be no assurance that quantitative models or methods utilized by the Manager or a subadviser, or related data sources, will always be available, and the loss of access to any such model(s) or data sources could have an adverse impact on a Portfolio’s ability to realize its investment objective. Moreover, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause the Manager or a subadviser to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Portfolio will be achieved.

Real Estate Risk:    Investments in REITs and real estate-linked derivative instruments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, operating expenses, overbuilding, construction delays and the supply of real estate generally, extended vacancies of properties, and the management skill and credit worthiness of the issuer. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property and, as a result, may be more exposed to events that adversely affect such properties or areas than REITs that invest more broadly.

Small and Medium Sized Company Risk:    Securities of small and medium sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price of these securities and on a Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller and medium sized companies generally experience higher growth and failure rates, and typically have less diversified product lines, less experienced senior management, and less access to capital than larger companies. In the case of small sized technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

US Government Securities Risk:    US Treasury obligations are backed by the “full faith and credit” of the US Government. Securities issued or guaranteed by federal agencies or authorities and US Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the US Government. These securities may be supported by the ability to borrow from the US Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the US Treasury. Further, the US Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US Government may default on payments on certain US Government securities, including those held by a Portfolio (including the Government Money Market Portfolio), which could have a negative impact on the Portfolio. An increase in demand for US Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.

9.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

B26

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Funds.

B27

Financial Highlights

Conservative Balanced Portfolio
	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$31.40	$26.50		$27.17		$24.18	$22.54

Income (Loss) From Investment Operations:
Net investment income (loss)	0.50	0.59		0.53		0.45	0.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.09	4.31		(1.20)		2.54	1.20

Total from investment operations	3.59	4.90		(0.67)		2.99	1.62

Capital Contributions	—	—	(b)(c)	—	(b)(c)	—	0.02	(d)

Net Asset Value, end of year	$34.99	$31.40		$26.50		$27.17	$24.18

Total Return(e)	11.43%	18.49	%(f)	(2.47	)%(f)	12.37%	7.28	%(g)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,710	$2,597		$2,370		$2,595	$2,473
Average net assets (in millions)	$2,540	$2,506		$2,535		$2,535	$2,487
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.58%	0.59%		0.59%		0.58%	0.58%
Expenses before waivers and/or expense reimbursement	0.58%	0.59%		0.59%		0.58%	0.58%
Net investment income (loss)	1.58%	2.02%		1.94%		1.75%	1.79%
Portfolio turnover rate(i)	75%	90%		101%		136%	185%

Diversified Bond Portfolio
	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$14.55	$13.12		$13.14		$12.28	$11.64

Income (Loss) From Investment Operations:
Net investment income (loss)	0.45	0.49		0.45		0.42	0.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.78	0.94		(0.48)		0.44	0.21

Total from investment operations	1.23	1.43		(0.03)		0.86	0.64

Capital Contributions	—	—		0.01	(b)	—	—	(c)(d)

Net Asset Value, end of year	$15.78	$14.55		$13.12		$13.14	$12.28

Total Return(e)	8.45%	10.90%		(0.15	)%(j)	7.00%	5.50	%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,293	$1,190		$1,123		$1,145	$1,105
Average net assets (in millions)	$1,235	$1,166		$1,132		$1,123	$1,121
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.43%	0.44%		0.44%		0.44%	0.44%
Expenses before waivers and/or expense reimbursement	0.43%	0.44%		0.44%		0.44%	0.44%
Net investment income (loss)	2.99%	3.53%		3.44%		3.28%	3.52%
Portfolio turnover rate(i)	35%	48%		51%		71%	49%

(a)	Calculated based on average shares outstanding during the year.

(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 7.19%.

(h)	Does not include expenses of the underlying funds in which the Portfolio invests.

(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(j)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (0.23)%.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

Equity Portfolio—Class I
	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$63.18	$49.02		$51.52		$40.96	$39.47

Income (Loss) From Investment Operations:
Net investment income (loss)	0.53	0.66		0.53		0.41	0.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	17.79	13.50		(3.07)		10.15	1.07

Total from investment operations	18.32	14.16		(2.54)		10.56	1.45

Capital Contributions	—	—	(b)(c)	0.04	(b)	—	0.04	(d)

Net Asset Value, end of year	$81.50	$63.18		$49.02		$51.52	$40.96

Total Return(e)	29.00%	28.89	%(f)	(4.85	)%(g)	25.78%	3.78	%(h)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$5,672	$4,711		$3,920		$4,416	$3,742
Average net assets (in millions)	$4,777	$4,407		$4,497		$4,099	$3,615
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.47%	0.47%		0.47%		0.47%	0.47%
Expenses before waivers and/or expense reimbursement	0.47%	0.47%		0.47%		0.47%	0.47%
Net investment income (loss)	0.80%	1.16%		0.98%		0.89%	1.01%
Portfolio turnover rate(j)	62%	43%		37%		55%	39%

Equity Portfolio—Class II
	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$62.09	$48.37		$51.04		$40.74	$39.42

Income (Loss) From Investment Operations:
Net investment income (loss)	0.26	0.43		0.32		0.23	0.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	17.43	13.29		(3.03)		10.07	1.05

Total from investment operations	17.69	13.72		(2.71)		10.30	1.28

Capital Contributions	—	—	(b)(c)	0.04	(b)	—	0.04	(d)

Net Asset Value, end of year	$79.78	$62.09		$48.37		$51.04	$40.74

Total Return(e)	28.49%	28.36	%(f)	(5.23	)%(g)	25.28%	3.35	%(h)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2	$2		$2		$2	$2
Average net assets (in millions)	$2	$2		$2		$2	$2
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.87%	0.87%		0.87%		0.87%	0.87%
Expenses before waivers and/or expense reimbursement	0.87%	0.87%		0.87%		0.87%	0.87%
Net investment income (loss)	0.40%	0.76%		0.59%		0.50%	0.61%
Portfolio turnover rate(j)	62%	43%		37%		55%	39%

(a)	Calculated based on average shares outstanding during the year.

(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)

Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (4.93)% and (5.31)% for Class I and Class II, respectively.

(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 3.68% and 3.25% for Class I and Class II, respectively.

(i)	Does not include expenses of the underlying funds in which the Portfolio invests.

(j)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

Flexible Managed Portfolio
	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$34.32	$28.63		$29.88		$25.99	$23.95

Income (Loss) From Investment Operations:
Net investment income (loss)	0.56	0.61		0.53		0.45	0.44
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.73	5.08		(1.78)		3.44	1.58

Total from investment operations	3.29	5.69		(1.25)		3.89	2.02

Capital Contributions	—	—	(b)(c)	—	(b)(c)	—	0.02	(d)

Net Asset Value, end of year	$37.61	$34.32		$28.63		$29.88	$25.99

Total Return(e)	9.59%	19.87	%(f)	(4.18	)%(f)	14.97%	8.52	%(g)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,479	$4,328		$3,834		$4,230	$3,890
Average net assets (in millions)	$4,171	$4,127		$4,157		$4,043	$3,799
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.62%	0.63%		0.63%		0.62%	0.63%
Expenses before waivers and/or expense reimbursement	0.62%	0.63%		0.63%		0.62%	0.63%
Net investment income (loss)	1.64%	1.92%		1.75%		1.62%	1.78%
Portfolio turnover rate(i)(j)	120%	125%		139%		175%	203%

Global Portfolio
	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$41.49	$31.83		$34.33		$27.50	$26.33

Income (Loss) From Investment Operations:
Net investment income (loss)	0.41	0.52		0.47		0.42	0.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.16	9.14		(2.99)		6.41	0.81

Total from investment operations	6.57	9.66		(2.52)		6.83	1.15

Capital Contributions	—	—	(b)(c)	0.02	(b)	—	0.02	(d)

Net Asset Value, end of year	$48.06	$41.49		$31.83		$34.33	$27.50

Total Return(e)	15.84%	30.39	%(f)	(7.28	)%(k)	24.84%	4.44	%(l)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,377	$1,264		$1,007		$1,133	$955
Average net assets (in millions)	$1,191	$1,158		$1,140		$1,052	$942
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.76%	0.77%		0.77%		0.79%	0.80%
Expenses before waivers and/or expense reimbursement	0.80%	0.80%		0.80%		0.81%	0.81%
Net investment income (loss)	1.01%	1.41%		1.33%		1.34%	1.29%
Portfolio turnover rate(j)	34%	26%		28%		33%	40%

(a)	Calculated based on average shares outstanding during the year.

(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 8.44%.

(h)	Does not include expenses of the underlying funds in which the Portfolio invests.

(i)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(j)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(k)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (7.34)%.

(l)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 4.36%.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

Government Income Portfolio
	Year Ended December 31,
	2020	2019	2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$13.54	$12.70	$12.62		$12.26	$12.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.23	0.31	0.28		0.23	0.20
Net realized and unrealized gain (loss) on investment transactions	0.74	0.53	(0.20)		0.13	0.06

Total from investment operations	0.97	0.84	0.08		0.36	0.26

Capital Contributions	—	—	—	(b)(c)	—	—	(c)(d)

Net Asset Value, end of year	$14.51	$13.54	$12.70		$12.62	$12.26

Total Return(e)	7.16%	6.61%	0.63	%(f)	2.94%	2.17	%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$246	$239	$221		$244	$226
Average net assets (in millions)	$247	$235	$231		$252	$236
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.51%	0.52%	0.51%		0.53%	0.51%
Expenses before waivers and/or expense reimbursement	0.51%	0.52%	0.51%		0.53%	0.51%
Net investment income (loss)	1.58%	2.34%	2.28%		1.84%	1.60%
Portfolio turnover rate(h)(i)	150%	269%	284%		495%	705%

(a)	Calculated based on average shares outstanding during the year.

(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)	Does not include expenses of the underlying funds in which the Portfolio invests.

(h)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

Government Money Market Portfolio—Class I
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(b):
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss) and realized gains (losses)	0.03	0.19	0.15	0.06	0.01
Less Dividends and Distributions:	(0.03)	(0.19)	(0.15)	(0.06)	(0.01)

Net asset value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00

Total Return(d)	0.30%	1.92%	1.53%	0.56%	0.10%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$792	$600	$536	$560	$724
Average net assets (in millions)	$667	$563	$560	$665	$717
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.21%	0.35%	0.35%	0.35%	0.35%
Expenses before waivers and/or expense reimbursement	0.34%	0.35%	0.35%	0.35%	0.35%
Net investment income (loss)	0.26%	1.88%	1.52%	0.55%	0.09%

Government Money Market Portfolio—Class III
	May 18, 2020(a) through December 31, 2020
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss) and realized gains (losses)	—	(c)
Less Dividends and Distributions:	—	(c)

Net asset value, end of period	$10.00

Total Return(d)	0.00	%(c)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$66
Average net assets (in millions)	$34
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.13	%(f)
Expenses before waivers and/or expense reimbursement	0.58	%(f)
Net investment income (loss)	—	%(c)(f)

(a)	Commencement of offering.

(b)	Calculated based on average shares outstanding during the period.

(c)	Amount rounds to zero.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Portfolio invests.

(f)	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

High Yield Bond Portfolio
	Year Ended December 31,
	2020	2019	2018		2017		2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$5.77	$4.96	$5.17		$5.10		$4.68

Income (Loss) From Investment Operations:
Net investment income (loss)	0.35	0.34	0.33		0.32		0.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.06	0.47	(0.39)		0.07		0.42

Total from investment operations	0.41	0.81	(0.06)		0.39		0.74

Less Dividends and Distributions	—	—	(0.15)		(0.32)		(0.32)
Capital Contributions	—	—	—	(b)(c)	—		—	(c)(d)

Net Asset Value, end of year	$6.18	$5.77	$4.96		$5.17		$5.10

Total Return(e)	7.11%	16.33%	(1.26	)%(f)	7.80%		16.24	%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$529	$522	$474		$508		$3,568
Average net assets (in millions)	$497	$507	$499		$3,549		$3,362
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.57%	0.57%	0.57%		0.57%		0.57%
Expenses before waivers and/or expense reimbursement	0.61%	0.62%	0.62%		0.57%		0.57%
Net investment income (loss)	6.16%	6.28%	6.50%		6.17%		6.61%
Portfolio turnover rate(h)	61%	58%	47%		54	%(i)	39%

(a)	Calculated based on average shares outstanding during the year.

(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)	Does not include expenses of the underlying funds in which the Portfolio invests.

(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(i)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

Jennison 20/20 Focus Portfolio—Class I
	Year Ended December 31,
	2020		2019	2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$38.06		$29.52	$31.19		$23.94	$23.56

Income (Loss) From Investment Operations:
Net investment income (loss)	0.16		0.23	0.26		0.10	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	11.61		8.31	(1.95)		7.15	0.27

Total from investment operations	11.77		8.54	(1.69)		7.25	0.36

Capital Contributions	—		—	0.02	(c)	—	0.02	(d)

Net Asset Value, end of year	$49.83		$38.06	$29.52		$31.19	$23.94

Total Return(e)	30.92%		28.93%	(5.35	)%(f)	30.28%	1.61	%(g)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$87		$72	$59		$69	$59
Average net assets (in millions)	$73		$66	$69		$65	$60
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.86%		0.87%	0.82%		0.82%	0.83%
Expenses before waivers and/or expense reimbursement	0.86%		0.87%	0.84%		0.87%	0.83%
Net investment income (loss)	0.39%		0.66%	0.80%		0.36%	0.39%
Portfolio turnover rate(i)	82%		61%	42%		99%	69%

Jennison 20/20 Focus Portfolio—Class II
	Year Ended December 31,
	2020		2019	2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$36.17		$28.17	$29.88		$23.03	$22.75

Income (Loss) From Investment Operations:
Net investment income (loss)	—	(b)	0.09	0.13		(0.01)	—	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	11.00		7.91	(1.86)		6.86	0.26

Total from investment operations	11.00		8.00	(1.73)		6.85	0.26

Capital Contributions	—		—	0.02	(c)	—	0.02	(d)

Net Asset Value, end of year	$47.17		$36.17	$28.17		$29.88	$23.03

Total Return(e)	30.41%		28.40%	(5.72	)%(f)	29.74%	1.23	%(g)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$131		$121	$119		$156	$143
Average net assets (in millions)	$117		$118	$147		$151	$146
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.26%		1.27%	1.22%		1.22%	1.23%
Expenses before waivers and/or expense reimbursement	1.26%		1.27%	1.24%		1.27%	1.23%
Net investment income (loss)	—	%(b)	0.26%	0.40%		(0.04)%	(0.01)%
Portfolio turnover rate(i)	82%		61%	42%		99%	69%

(a)	Calculated based on average shares outstanding during the year.

(b)	Amount rounds to zero.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)

Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (5.41)% and (5.79)% for Class I and Class II, respectively.

(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 1.53% and 1.14% for Class I and Class II, respectively.

(h)	Does not include expenses of the underlying funds in which the Portfolio invests.

(i)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

Jennison Portfolio—Class I
	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$81.62	$61.21		$61.69		$45.13	$45.54

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.13)	0.09		0.13		0.13	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	46.00	20.32		(0.61)		16.43	(0.55)

Total from investment operations	45.87	20.41		(0.48)		16.56	(0.45)

Capital Contributions	—	—	(b)(c)	—	(b)(c)	—	0.04	(d)

Net Asset Value, end of year	$127.49	$81.62		$61.21		$61.69	$45.13

Total Return(e)	56.20%	33.34	%(f)	(0.78	)%(f)	36.69%	(0.90	)%(g)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,260	$2,242		$1,803		$1,937	$1,520
Average net assets (in millions)	$2,606	$2,073		$2,052		$1,761	$1,529
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.62%	0.62%		0.62%		0.63%	0.63%
Expenses before waivers and/or expense reimbursement	0.62%	0.62%		0.62%		0.63%	0.63%
Net investment income (loss)	(0.13)%	0.13%		0.19%		0.25%	0.23%
Portfolio turnover rate(i)	56%	41%		38%		51%	35%

Jennison Portfolio—Class II
	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$77.94	$58.68		$59.38		$43.62	$44.19

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.49)	(0.19)		(0.14)		(0.08)	(0.07)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	43.81	19.45		(0.56)		15.84	(0.54)

Total from investment operations	43.32	19.26		(0.70)		15.76	(0.61)

Capital Contributions	—	—	(b)(c)	—	(b)(c)	—	0.04	(d)

Net Asset Value, end of year	$121.26	$77.94		$58.68		$59.38	$43.62

Total Return(e)	55.57%	32.82	%(f)	(1.18	)%(f)	36.13%	(1.29	)%(g)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$88	$66		$61		$60	$41
Average net assets (in millions)	$72	$64		$70		$49	$50
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.02%	1.02%		1.02%		1.03%	1.03%
Expenses before waivers and/or expense reimbursement	1.02%	1.02%		1.02%		1.03%	1.03%
Net investment income (loss)	(0.53)%	(0.27)%		(0.22)%		(0.16)%	(0.17)%
Portfolio turnover rate(i)	56%	41%		38%		51%	35%

(a)	Calculated based on average shares outstanding during the year.

(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)

Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (0.99)% and (1.38)% for Class I and Class II, respectively

(h)	Does not include expenses of the underlying funds in which the Portfolio invests.

(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

Natural Resources Portfolio—Class I
	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$24.34	$21.99		$26.84		$26.89	$21.45

Income (Loss) From Investment Operations:
Net investment income (loss)	0.49	0.72		0.60		0.40	0.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.50	1.63		(5.46)		(0.45)	5.15

Total from investment operations	2.99	2.35		(4.86)		(0.05)	5.41

Capital Contributions	—	—	(b)(c)	0.01	(b)	—	0.03	(d)

Net Asset Value, end of year	$27.33	$24.34		$21.99		$26.84	$26.89

Total Return(e)	12.28%	10.69	%(f)	(18.07	)%(g)	(0.19)%	25.36	%(h)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$352	$332		$324		$425	$456
Average net assets (in millions)	$285	$339		$398		$410	$416
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.54%	0.53%		0.51%		0.52%	0.56%
Expenses before waivers and/or expense reimbursement	0.55%	0.54%		0.52%		0.53%	0.57%
Net investment income (loss)	2.28%	3.04%		2.30%		1.60%	1.08%
Portfolio turnover rate(j)	136%	132%		108%		114%	140%

Natural Resources Portfolio—Class II
	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$23.44	$21.26		$26.06		$26.20	$20.99

Income (Loss) From Investment Operations:
Net investment income (loss)	0.41	0.61		0.49		0.29	0.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.36	1.57		(5.30)		(0.43)	5.03

Total from investment operations	2.77	2.18		(4.81)		(0.14)	5.18

Capital Contributions	—	—	(b)(c)	0.01	(b)	—	0.03	(d)

Net Asset Value, end of year	$26.21	$23.44		$21.26		$26.06	$26.20

Total Return(e)	11.82%	10.25	%(f)	(18.42	)%(g)	(0.53)%	24.82	%(h)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$32	$49		$48		$53	$42
Average net assets (in millions)	$38	$50		$52		$48	$38
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.94%	0.93%		0.91%		0.92%	0.96%
Expenses before waivers and/or expense reimbursement	0.95%	0.94%		0.92%		0.93%	0.97%
Net investment income (loss)	2.05%	2.63%		1.93%		1.21%	0.64%
Portfolio turnover rate(j)	136%	132%		108%		114%	140%

(a)	Calculated based on average shares outstanding during the year.

(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)

Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (18.11)% and (18.46)% for Class I and Class II, respectively.

(h)

Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 25.22% and 24.68% for Class I and Class II, respectively.

(i)	Does not include expenses of the underlying funds in which the Portfolio invests.

(j)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

Financial Highlights

Small Capitalization Stock Portfolio
	Year Ended December 31,
	2020	2019	2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$43.03	$35.15	$38.51		$34.08	$26.94

Income (Loss) From Investment Operations:
Net investment income (loss)	0.40	0.46	0.40		0.39	0.35
Net realized and unrealized gain (loss) on investment transactions	4.33	7.42	(3.76)		4.04	6.72

Total from investment operations	4.73	7.88	(3.36)		4.43	7.07

Capital Contributions	—	—	—	(b)(c)	—	0.07	(d)

Net Asset Value, end of year	$47.76	$43.03	$35.15		$38.51	$34.08

Total Return(e)	10.99%	22.42%	(8.73	)%(f)	13.00%	26.50	%(g)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$858	$834	$729		$850	$811
Average net assets (in millions)	$701	$794	$871		$811	$704
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.40%	0.39%	0.39%		0.40%	0.40%
Expenses before waivers and/or expense reimbursement	0.40%	0.39%	0.39%		0.40%	0.42%
Net investment income (loss)	1.07%	1.15%	0.98%		1.11%	1.21%
Portfolio turnover rate(i)	18%	19%	18%		17%	20%

(a)	Calculated based on average shares outstanding during the year.

(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 26.24%.

(h)	Does not include expenses of the underlying funds in which the Portfolio invests.

(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C10

Financial Highlights

SP International Growth Portfolio—Class I
	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$9.28	$7.01		$8.05		$5.92	$6.14

Income (Loss) From Investment Operations:
Net investment income (loss)	— (b)	0.05		0.07		0.05	0.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.98	2.21		(1.12)		2.08	(0.28)

Total from investment operations	2.98	2.26		(1.05)		2.13	(0.23)

Capital Contributions	—	0.01	(c)(d)	0.01	(d)	—	0.01	(e)

Net Asset Value, end of year	$12.26	$9.28		$7.01		$8.05	$5.92

Total Return(f)	32.11%	32.38	%(g)	(12.92	)%(h)	35.98%	(3.58	)%(i)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$103.2	$85.6		$70.1		$84.3	$63.9
Average net assets (in millions)	$86.3	$79.6		$81.8		$75.1	$66.7
Ratios to average net assets(j):
Expenses after waivers and/or expense reimbursement	1.01%	1.01%		1.01%		1.01%	1.03%
Expenses before waivers and/or expense reimbursement	1.21%	1.24%		1.20%		1.34%	1.25%
Net investment income (loss)	0.05%	0.64%		0.83%		0.67%	0.80%
Portfolio turnover rate(k)	44%	26%		37%		45%	57%

SP International Growth Portfolio—Class II
	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$8.93	$6.77		$7.81		$5.76	$6.01

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.03)	0.02		0.03		0.03	0.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.85	2.13		(1.08)		2.02	(0.30)

Total from investment operations	2.82	2.15		(1.05)		2.05	(0.26)

Capital Contributions	—	0.01	(c)(d)	0.01	(d)	—	0.01	(e)

Net Asset Value, end of year	$11.75	$8.93		$6.77		$7.81	$5.76

Total Return(f)	31.58%	31.91	%(g)	(13.32	)%(h)	35.59%	(4.16	)%(i)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$0.2	$0.1		$0.1		$0.1	$0.3
Average net assets (in millions)	$0.1	$0.1		$0.1		$0.3	$4.3
Ratios to average net assets(j):
Expenses after waivers and/or expense reimbursement	1.41%	1.41%		1.41%		1.41%	1.43%
Expenses before waivers and/or expense reimbursement	1.61%	1.64%		1.60%		1.72%	1.65%
Net investment income (loss)	(0.36)%	0.24%		0.44%		0.39%	0.61%
Portfolio turnover rate(k)	44%	26%		37%		45%	57%

(a)	Calculated based on average shares outstanding during the year.

(b)	Amount rounds to zero.

(c)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(d)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)

Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 32.24% and 31.76% for Class I and Class II, respectively.

(h)

Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (13.04)% and (13.45)% for Class I and Class II, respectively.

(i)

Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (3.74)% and (4.33)% for Class I and Class II, respectively.

(j)	Does not include expenses of the underlying funds in which the Portfolio invests.

(k)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C11

Financial Highlights

SP Prudential U.S. Emerging Growth Portfolio—Class I
	Year Ended December 31,
	2020	2019	2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$18.77	$13.63	$14.79		$12.08	$11.58

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.03)	— (b)	0.02		0.02	0.01
Net realized and unrealized gain (loss) on investment transactions	8.94	5.14	(1.18)		2.69	0.47

Total from investment operations	8.91	5.14	(1.16)		2.71	0.48

Capital Contributions	—	—	—	(b)(c)	—	0.02	(d)

Net Asset Value, end of year	$27.68	$18.77	$13.63		$14.79	$12.08

Total Return(e)	47.47%	37.71%	(7.84	)%(f)	22.43%	4.32	%(g)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$382.1	$279.8	$214.8		$249.8	$217.7
Average net assets (in millions)	$302.1	$257.0	$248.2		$235.7	$215.0
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.67%	0.70%	0.68%		0.71%	0.69%
Expenses before waivers and/or expense reimbursement	0.67%	0.70%	0.68%		0.71%	0.69%
Net investment income (loss)	(0.15)%	(0.01)%	0.15%		0.18%	0.10%
Portfolio turnover rate(i)	63%	106%	43%		39%	35%

SP Prudential U.S. Emerging Growth Portfolio—Class II
	Year Ended December 31,
	2020	2019	2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$17.57	$12.81	$13.95		$11.44	$11.02

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.10)	(0.06)	(0.03)		(0.03)	(0.03)
Net realized and unrealized gain (loss) on investment transactions	8.34	4.82	(1.11)		2.54	0.43

Total from investment operations	8.24	4.76	(1.14)		2.51	0.40

Capital Contributions	—	—	—	(b)(c)	—	0.02	(d)

Net Asset Value, end of year	$25.81	$17.57	$12.81		$13.95	$11.44

Total Return(e)	46.90%	37.16%	(8.17	)%(f)	21.94%	3.81	%(g)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$0.3	$0.5	$0.5		$0.6	$0.8
Average net assets (in millions)	$0.4	$0.6	$0.6		$0.8	$0.8
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.07%	1.10%	1.08%		1.10%	1.09%
Expenses before waivers and/or expense reimbursement	1.07%	1.10%	1.08%		1.10%	1.09%
Net investment income (loss)	(0.53)%	(0.40)%	(0.24)%		(0.22)%	(0.30)%
Portfolio turnover rate(i)	63%	106%	43%		39%	35%

(a)	Calculated based on average shares outstanding during the year.

(b)	Amount rounds to zero.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 4.15% and 3.63% for Class I and Class II, respectively.

(h)	Does not include expenses of the investment companies in which the Portfolio invests.

(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C12

Financial Highlights

SP Small Cap Value Portfolio
	Year Ended December 31,
	2020	2019	2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$27.86	$22.69	$26.32		$23.46	$18.70

Income (Loss) From Investment Operations:
Net investment income (loss)	0.14	0.20	0.13		0.12	0.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.39	4.97	(3.76)		2.74	4.60

Total from investment operations	0.53	5.17	(3.63)		2.86	4.75

Capital Contributions	—	—	—	(b)(c)	—	0.01	(d)

Net Asset Value, end of year	$28.39	$27.86	$22.69		$26.32	$23.46

Total Return(e)	1.90%	22.79%	(13.79	)%(f)	12.19%	25.45	%(g)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$244	$221	$180		$214	$211
Average net assets (in millions)	$188	$207	$211		$208	$189
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.03%	1.01%	0.99%		1.01%	1.01%
Expenses before waivers and/or expense reimbursement	1.03%	1.02%	1.00%		1.02%	1.02%
Net investment income (loss)	0.61%	0.76%	0.48%		0.51%	0.75%
Portfolio turnover rate(i)	69%	56%	58%		62%	57%

Stock Index Portfolio
	Year Ended December 31,
	2020	2019	2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$74.24	$56.64	$59.38		$50.70	$48.59

Income (Loss) From Investment Operations:
Net investment income (loss)	1.12	1.12	1.00		0.92	0.89
Net realized and unrealized gain (loss) on investment transactions	12.30	16.48	(3.74)		9.75	4.52

Total from investment operations	13.42	17.60	(2.74)		10.67	5.41

Less Dividends and Distributions	—	—	—		(1.99)	(3.37)
Capital Contributions	—	—	—		—	0.07	(d)

Net Asset Value, end of year	$87.66	$74.24	$56.64		$59.38	$50.70

Total Return(e)	18.08%	31.07%	(4.61)%		21.46%	11.83	%(j)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$5,620	$4,757	$3,672		$3,928	$3,305
Average net assets (in millions)	$4,802	$4,298	$4,051		$3,630	$3,122
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.31%	0.31%	0.31%		0.32%	0.32%
Expenses before waivers and/or expense reimbursement	0.31%	0.31%	0.31%		0.32%	0.34%
Net investment income (loss)	1.50%	1.69%	1.63%		1.69%	1.84%
Portfolio turnover rate(i)	4%	3%	4%		4%	5%

(a)	Calculated based on average shares outstanding during the year.

(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 25.40%.

(h)	Does not include expenses of the underlying funds in which the Portfolio invests.

(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(j)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 11.69%.

SEE NOTES TO FINANCIAL STATEMENTS.

C13

Financial Highlights

Value Portfolio—Class I
	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$35.99	$28.55		$31.68		$27.08	$24.31

Income (Loss) From Investment Operations:
Net investment income (loss)	0.66	0.67		0.56		0.47	0.46
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.63	6.77		(3.71)		4.13	2.28

Total from investment operations	1.29	7.44		(3.15)		4.60	2.74

Capital Contributions	—	—	(b)(c)	0.02	(b)	—	0.03	(d)

Net Asset Value, end of year	$37.28	$35.99		$28.55		$31.68	$27.08

Total Return(e)	3.58%	26.06	%(f)	(9.88	)%(g)	16.99%	11.39	%(h)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,371	$1,430		$1,226		$1,480	$1,375
Average net assets (in millions)	$1,237	$1,354		$1,417		$1,413	$1,290
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.43%	0.43%		0.43%		0.43%	0.42%
Expenses before waivers and/or expense reimbursement	0.43%	0.43%		0.43%		0.43%	0.42%
Net investment income (loss)	2.03%	2.04%		1.76%		1.63%	1.90%
Portfolio turnover rate(j)	32%	25%		23%		16%	24%

Value Portfolio—Class II
	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$35.25	$28.07		$31.27		$26.84	$24.19

Income (Loss) From Investment Operations:
Net investment income (loss)	0.51	0.53		0.42		0.35	0.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.60	6.65		(3.64)		4.08	2.25

Total from investment operations	1.11	7.18		(3.22)		4.43	2.62

Capital Contributions	—	—	(b)(c)	0.02	(b)	—	0.03	(d)

Net Asset Value, end of year	$36.36	$35.25		$28.07		$31.27	$26.84

Total Return(e)	3.15%	25.58	%(f)	(10.23	)%(g)	16.51%	10.95	%(h)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$9	$9		$6		$8	$7
Average net assets (in millions)	$8	$7		$7		$7	$8
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.83%	0.83%		0.83%		0.83%	0.82%
Expenses before waivers and/or expense reimbursement	0.83%	0.83%		0.83%		0.83%	0.82%
Net investment income (loss)	1.62%	1.63%		1.36%		1.23%	1.53%
Portfolio turnover rate(j)	32%	25%		23%		16%	24%

(a)	Calculated based on average shares outstanding during the year.

(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)

Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (9.94)% and (10.29)% for Class I and Class II, respectively.

(h)

Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 11.27% and 10.83% for Class I and Class II, respectively.

(i)	Does not include expenses of the underlying funds in which the Portfolio invests.

(j)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Prudential Series Fund and Shareholders of Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, Government Money Market Portfolio, High Yield Bond Portfolio, Jennison 20/20 Focus Portfolio, Jennison Portfolio, Natural Resources Portfolio, Small Capitalization Stock Portfolio, SP International Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP Small Cap Value Portfolio, Stock Index Portfolio and Value Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, Government Money Market Portfolio, High Yield Bond Portfolio, Jennison 20/20 Focus Portfolio, Jennison Portfolio, Natural Resources Portfolio, Small Capitalization Stock Portfolio, SP International Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP Small Cap Value Portfolio, Stock Index Portfolio and Value Portfolio (seventeen of the portfolios constituting The Prudential Series Fund, hereafter collectively referred to as the “Portfolios”) as of December 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2020, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, Government Money Market Portfolio, High Yield Bond Portfolio, Jennison Portfolio, Natural Resources Portfolio, Small Capitalization Stock Portfolio, SP International Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP Small Cap Value Portfolio, Stock Index Portfolio and Value Portfolio as of and for the year ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose reports dated February 14, 2020 expressed unqualified opinions on those financial statements and financial highlights.

The financial statements of Jennison 20/20 Focus Portfolio as of and for the year ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 12, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in the Prudential Insurance Portfolios complex since 2020.

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Trustees
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Susan Davenport Austin 1967 No. of Portfolios Overseen: 95	Chief Financial Officer of Grace Church School (Since September 2019); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007-present) of the Board of Directors, Broadcast Music, Inc.; President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015); Director of Broadcast Music, Inc. (Since 2007); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011).	Since February 2011
Sherry S. Barrat 1949 No. of Portfolios Overseen: 95	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Lead Director of NextEra Energy, Inc. (NYSE: NEE) (since May 2020); Director of NextEra Energy, Inc. (since 1998); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz 1959 No. of Portfolios Overseen: 95	Chairman of the Board of Overseers of Weill Cornell Medicine (since 2014); Formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Formerly Director (2006-2019) of The Asia Pacific Fund, Inc.; Formerly Director of Sotheby’s (2014-2019) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth 1950 No. of Portfolios Overseen: 95	Advisory Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.	Since January 2013
Stephen M. Chipman 1961 No. of Portfolios Overseen: 95	Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018-June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	Non-Executive Chairman (Since September 2019) of Litera Microsystems. Non-Executive Director of Stout (Since January 2020); Non-Executive Director of Clyde & Co. (Since January 2020).	Since January 2018
Robert F. Gunia 1946 No. of Portfolios Overseen: 95	Director of ICI Mutual Insurance Company (June 2020-present; June 2016-June 2019; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003

E1

Independent Trustees
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Thomas T. Mooney 1941 No. of Portfolios Overseen: 95	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976); Former President of The First Financial Fund and High Yield Plus Fund (1988-2005); Former Vice Chairman Monroe County Water Authority (1980-2002).	Former Director of Executive Service Corps of Rochester (1988-1990); Former Director of Rural/Metro Medical Services (1985-1990); Former Trustee of Center for Governmental Research (1977-1995); Former Director of Excellus BlueCross BlueShield (1980-1998).	Since July 2003
Thomas M. O’Brien 1950 No. of Portfolios Overseen: 95	Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (Since October 2018); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.	Since July 2003

Interested Trustee
Timothy S. Cronin 1965 Number of Portfolios Overseen: 95	Vice President of Prudential Annuities (Since May 2003); Senior Vice President of PGIM Investments LLC (Since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since March 2006).	None.	Since October 2009

Trust Officers(a)
Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Ken Allen 1969 Vice President	Vice President of Investment Management (since December 2009).	Since June 2019
Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005
Andrew R. French 1962 Secretary	Vice President (since December 2018-present) of PGIM Investments LLC; formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2019
Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020
Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

E2

Trust Officers(a)
Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018
Charles H. Smith, III 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017
Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019
Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019
Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019
Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019
Alina Srodecka, CPA 1966 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touché (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).	Since June 2017

(a) Excludes Mr. Cronin, an Interested Trustee who also serves as President and Principal Executive Officer.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/or an affiliate of PGIM Investments. Timothy S. Cronin is an Interested Trustee because he is employed by an affiliate of the Manager.

Unless otherwise noted, the address of all Trustees and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

As used in the Officer’s table, “Prudential” means The Prudential Insurance Company of America

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Trustee. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, the PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc. and PGIM Short Duration High Yield Opportunities Fund.

E3

The prospectuses for the Prudential Series Fund portfolios and the applicable variable annuity or variable life prospectuses contain information on the investment objectives, risks, charges and expenses of the portfolios and on the contracts and should be read carefully.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-PORT. Form N-PORT is available on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

Owners of Group Variable Universal Life Insurance contracts should call (800) 562-9874.

Owners of Group Variable Universal Life Insurance contracts through AICPA should call (800) 223-7473.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3777

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation, and The Prudential Insurance Company of America are available upon request. You may call (800) 944-8786 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

Every year we will send you an updated summary prospectus. We will also send you, or make available to you pursuant to Rule 30e-3 under the Investment Company Act of 1940, an annual report and a semi-annual report, which contain important financial information about the Portfolios.

To reduce Portfolio expenses, we may send or make available one annual shareholder report, one semi-annual shareholder report and one summary prospectus per household (householding), unless you instruct us or the relevant participating insurance company otherwise. Householding is not yet available on all products. You should be aware that by calling (877) 248-4019, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive. Note: Effective January 1, 2021 you may no longer receive mailed copies of the annual and semi-annual reports, unless you elect to continue to receive these mailings.

©2021 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

PSF-AR-A

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Thomas O’Brien, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended December 31, 2020, the Registrant’s principal accountant was PricewaterhouseCoopers LLP (“PwC”). For the fiscal year ended December 31, 2020, PwC billed the Registrant $550,500 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

For the fiscal year ended December 31, 2019, the Registrant’s principal accountant was KPMG LLP (“KPMG”). For the fiscal year ended December 31, 2019, KPMG billed the Registrant $572,218 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended December 31, 2020, fees of $9,639 were billed to the Registrant for services rendered by PwC in connection with matters relating to foreign reclaims attestation were paid by Prudential Financial, Inc. and/or its affiliates.

For the fiscal year ended December 31, 2020, fees of $32,312 were billed to the Registrant for services rendered by KPMG in connection with the auditor transition.

For the fiscal year ended December 31, 2019, fees of $24,097 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon.

For the fiscal year ended December 31, 2019, fees of $51,265 were billed to the Registrant for services rendered by KPMG in connection with matters relating to foreign tax reclaims and securities lending were paid by Prudential Financial, Inc. and/or its affiliates.

(c) Tax Fees

For the fiscal years ended December 31, 2020 and December 31, 2019: none.

(d) All Other Fees

For the fiscal years ended December 31, 2020 and December 31, 2019: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended December 31, 2020 and December 31, 2019, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2020 and December 31, 2019 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Prudential Series Fund

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	February 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Timothy S. Cronin
Timothy S. Cronin
President and Principal Executive Officer

Date:	February 22, 2021

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	February 22, 2021